UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803

Name of Registrant:	Vanguard Scottsdale Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2016 – August 31, 2017

Item 1: Reports to Shareholders

Annual Report | August 31, 2017

Vanguard Explorer Value™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Explorer Value Fund returned almost 12% for the 12 months ended August 31, 2017. The fund finished a bit ahead of its benchmark, the Russell 2500 Value Index, and the average return of its peer small-capitalization value funds.

• Large-cap stocks outperformed their mid- and small-cap counterparts for the period, and growth stocks fared better than value stocks. Nine of the fund’s industry sectors recorded gains, six of them in double digits. Energy shares were the weakest performers, ending the period sharply lower.

• Based on relative performance, health care, information technology, and consumer staples were the fund’s strongest sectors. Energy and industrials detracted the most from fund performance.

• Since its inception in 2010, the fund has posted an average annual return of more than 12%, outperforming both its benchmark and the average return of its peer funds.

Total Returns: Fiscal Year Ended August 31, 2017
Total
Returns
Vanguard Explorer Value Fund	11.64%
Russell 2500 Value Index	11.12
Small-Cap Value Funds Average	11.02
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Inception Through August 31, 2017
Average
Annual Return
Explorer Value Fund (Returns since inception: 3/30/2010)	12.25%
Russell 2500 Value Index	11.39
Small-Cap Value Funds Average	10.23
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Explorer Value Fund	0.63%	1.32%

The fund expense ratio shown is from the prospectus dated December 22, 2016, and represents estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2017, the fund’s expense ratio was 0.55%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Small-Cap Value Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity. Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

3

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

4

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

5

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

6

Advisors’ Report

For the fiscal year ended August 31, 2017, Vanguard Explorer Value Fund returned 11.64%, ahead of its benchmark, the Russell 2500 Value Index, and the average return of its small-capitalization value peers. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the 12 months and of how their portfolio positioning reflects this assessment. (Please note that the Frontier discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on September 14, 2017.

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Cardinal Capital Management,	51	311	The advisor seeks stocks that are able to
L.L.C.			generate excess cash flow and reinvest the
			cash to increase shareholder value.
Frontier Capital Management	47	285	The advisor selects stocks by identifying
Co., LLC			companies it believes are underpriced relative
			to their long-term value. These companies are
			generally inexpensive and have low
			price-to-book and price-to-earnings ratios.
Cash Investments	2	11	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

7

Cardinal Capital Management, L.L.C.

Portfolio Managers:

Eugene Fox III,
Managing Partner

Robert B. Kirkpatrick, CFA,
Managing Partner

Rachel D. Matthews, Partner

Robert Fields, Partner

U.S. economic data were mixed during the fiscal year, although better than for most other developed economies. Prices for small- and mid-capitalization stocks rose meaningfully following the U.S. presidential election as investors adopted a more positive view of future economic prospects. Despite this post-election optimism, GDP growth remained lackluster, with policymakers in Washington unable to make meaningful progress on economic reforms.

Our stock selection in health care, materials, consumer discretionary, and consumer staples contributed most to relative performance.

The share price of Ligand Pharmaceuticals climbed as its high-margin royalty revenues continued to ramp up thanks to increased sales of key licensed products.

The stock price of FMC Corporation, an agricultural chemical and lithium supplier, rose significantly after the company announced that it would acquire the crop-protection business that DuPont needed to divest in order to complete its merger with Dow. Although FMC is selling its health and nutrition business as part of the agreement, the acquisition will transform FMC into a world-class agricultural chemical company once it spins off the lithium business as a separate publicly traded company in 2018.

Shares of Wendy’s rose as the quick-service restaurant benefited from its well-positioned value menu, the re-imaging of its franchise-owned locations, and the increasing ownership share of activist investor Nelson Peltz. The stock price of Lamb Weston Holdings, a low-cost producer of potato products, rose on better-than-expected earnings from increased pricing and processing capacity.

Relative detractors included the portfolio’s lack of utilities holdings, modestly lower returns from its financial services and real estate holdings, and the impact of frictional cash in a rising equity market.

Our near-term outlook for U.S. equities remains cautious as valuations are full and the domestic economy is forecast to grow only modestly. It has also become less likely—for both political and financial reasons—that we will see either meaningful tax reform or spending on infrastructure. Despite inflation trending below the Federal Reserve’s target, short-term U.S. interest rates are still likely to rise unless the economy slows.

8

Our focus remains on the stocks of companies whose business performance is generally less dependent on the growth rate of the U.S. economy. By attempting to limit macroeconomic risks and taking them only when we feel we are being adequately compensated, we believe that we are reducing the portfolio’s overall risk because tools under management’s control are generally more predictable.

Frontier Capital
Management Co., LLC

Portfolio Managers:

Thomas W. Duncan, Jr.,
Executive Vice President

William A. Teichner, CFA,
Executive Vice President

Stocks surged throughout most of the 12-month period ended August 31, 2017, as investors accepted risk, corporate earnings exceeded expectations, and stock valuations increased.

The portfolio’s ten top contributors each added, on average, about 70 basis points to absolute performance. (A basis point is one-hundredth of a percentage point.) These holdings were spread over four sectors: four from producer durables, two from financial services, two from health care, and two from technology.

Our top contributor was Endurance Specialty Holdings, a financial services firm, which added approximately 100 basis points to performance. The company provides a wide range of insurance and reinsurance products, including coverage on agricultural crops, professional liability insurance, and protection for the marine, energy, and aviation industries. In October 2016, Endurance agreed to be acquired for $93 per share in cash by Sompo Holdings, one of Japan’s largest insurance companies. This price is about 1.4 times book value. We sold the stock at $92 per share the day of the announcement, preferring to reinvest the proceeds rather than waiting months for the transaction to close and running the risk that the deal would be terminated. We originally purchased the stock in 2012 at $39 per share, or 0.8 times book value, after speaking with company management which impressed us with its focus on improving returns on equity and expanding book value per share.

Returns relative to the benchmark were most challenged in energy, producer durables, and materials and processing. The portfolio’s ten largest detractors each trimmed, on average, approximately 60 basis points from performance. These stocks were spread over four sectors: four in energy, three in producer durables, two in consumer discretionary, and one in technology. The detractors within energy were U.S. crude oil and natural gas drillers; in producer durables, the detractors were a manufacturer of office equipment, a distributor of aircraft parts, and a trucking company.

9

The portfolio’s largest detractor, Carrizo Oil & Gas, declined as crude oil futures fell, in an environment where investor sentiment toward energy stocks was generally negative. (The energy sector was the benchmark’s worst-performing sector.) Carrizo’s stock, which hindered performance by about 120 basis points, fell even though the company delivered better-than-expected financial results for each quarter during the period. Most of the company’s oil and gas reserves are located in the Eagle Ford shale and the Permian Basin—two of the lowest-cost energy formations in the United States—where most of the firm’s new wells are estimated to break even at around $30 per barrel. Moreover, these wells produce attractive returns on investment at current oil prices of around $49.

During the period, we bought 16 new stocks and exited 21 holdings. The purchases were spread across seven sectors; the sales, across six. The net effect was an increase in consumer staples, financial services, health care, and materials and processing and a reduction in consumer discretionary, producer durables, technology, and utilities. The changes were related to company-specific reasons, rather than sector positioning.

10

Explorer Value Fund

Fund Profile
As of August 31, 2017

Portfolio Characteristics
			DJ
		Russell	U.S.
		2500	Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	115	1,756	3,769
Median Market Cap	$2.8B	$4.0B	$63.1B
Price/Earnings Ratio	24.5x	16.4x	21.6x
Price/Book Ratio	1.8x	1.6x	2.8x
Return on Equity	8.5%	8.2%	15.1%
Earnings Growth Rate	11.8%	8.7%	9.4%
Dividend Yield	1.6%	2.1%	1.8%
Foreign Holdings	1.1%	0.0%	0.0%
Turnover Rate	33%	—	—
Ticker Symbol	VEVFX	—	—
Expense Ratio[1]	0.63%	—	—
30-Day SEC Yield	0.98%	—	—
Short-Term Reserves	4.0%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	9.4%	10.5%	12.4%
Consumer Staples	2.5	3.4	7.6
Energy	4.3	6.2	5.3
Financials	24.5	23.9	14.7
Health Care	4.9	6.0	14.1
Industrials	18.0	12.9	10.7
Information Technology	13.5	8.6	22.6
Materials	9.0	5.4	3.3
Real Estate	10.9	15.5	4.1
Telecommunication
Services	0.0	0.4	1.9
Utilities	3.0	7.2	3.3

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	2500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.95	0.75
Beta	1.04	1.11

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
IAC/InterActiveCorp	Internet Software &
	Services	2.4%
PacWest Bancorp	Regional Banks	2.3
KAR Auction Services	Diversified Support
Inc.	Services	2.0
FMC Corp.	Fertilizers &
	Agricultural
	Chemicals	2.0
Genesee & Wyoming Inc.Railroads		1.9
Ligand Pharmaceuticals
Inc.	Biotechnology	1.8
MB Financial Inc.	Regional Banks	1.7
Columbia Banking
System Inc.	Regional Banks	1.7
BWX Technologies Inc.	Aerospace &
	Defense	1.7
New York REIT Inc.	Office REITs	1.5
Top Ten		19.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 22, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratio was 0.55%.

11

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

			Average Annual Total Returns
			Periods Ended August 31, 2017
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(3/30/2010)	Investment
	Explorer Value Fund	11.64%	13.38%	12.25%	$23,580
• • • • • • • •	Russell 2500 Value Index	11.12	12.81	11.39	22,261
– – – –	Small-Cap Value Funds Average	11.02	11.80	10.23	20,602
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	12.83	24,501

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

12

Explorer Value Fund

Fiscal-Year Total Returns (%): March 30, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Explorer Value Fund	3/30/2010	18.76%	14.07%	12.59%

13

Explorer Value Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.2%)[1]
Consumer Discretionary (8.8%)
	Six Flags Entertainment
	Corp.	161,151	8,794
	Lithia Motors Inc. Class A	59,429	6,418
*	Modine Manufacturing
	Co.	386,214	6,237
*	LGI Homes Inc.	134,580	5,725
	Nexstar Media Group
	Inc. Class A	66,487	4,003
	Wendy’s Co.	261,805	3,906
*	Vista Outdoor Inc.	189,153	3,878
	Rent-A-Center Inc.	296,086	3,583
*	Career Education Corp.	269,477	2,590
*	Del Taco Restaurants Inc.	176,841	2,490
*	Deckers Outdoor Corp.	32,395	2,070
*,^	Boot Barn Holdings Inc.	185,089	1,499
	Libbey Inc.	164,523	1,344
*	Global Eagle Entertainment
	Inc.	278,589	861
			53,398
Consumer Staples (2.3%)
	Pinnacle Foods Inc.	110,498	6,553
	Lamb Weston Holdings
	Inc.	67,260	3,059
*	HRG Group Inc.	191,580	3,025
*	Central Garden & Pet
	Co. Class A	45,138	1,539
			14,176
Energy (4.0%)
*	Parsley Energy Inc.
	Class A	278,121	6,967
*	RSP Permian Inc.	124,929	3,920
*	Callon Petroleum Co.	376,090	3,896
*	PDC Energy Inc.	57,530	2,263
*	QEP Resources Inc.	284,677	2,149
*	Carrizo Oil & Gas Inc.	153,482	2,063

	SM Energy Co.	154,398	2,063
*	International Seaways Inc.	63,853	1,178
			24,499
Financials (23.2%)
	PacWest Bancorp	308,105	13,911
	MB Financial Inc.	260,078	10,343
	Columbia Banking
	System Inc.	275,640	10,245
	BGC Partners Inc.
	Class A	717,264	9,317
	Starwood Property Trust
	Inc.	386,610	8,586
	Popular Inc.	200,671	8,009
	Argo Group International
	Holdings Ltd.	125,782	7,572
	First Horizon National
	Corp.	413,531	7,117
	Aspen Insurance
	Holdings Ltd.	154,926	7,003
	Flushing Financial Corp.	251,517	6,876
	Affiliated Managers
	Group Inc.	38,110	6,734
	South State Corp.	76,121	6,261
	Washington Federal Inc.	186,461	5,827
	Navigators Group Inc.	91,685	5,116
*	First BanCorp	824,265	4,682
	Renasant Corp.	115,033	4,582
	James River Group
	Holdings Ltd.	106,864	4,262
	FirstCash Inc.	71,585	4,202
	Investment Technology
	Group Inc.	189,637	3,810
*	Texas Capital Bancshares
	Inc.	39,311	2,919
	WSFS Financial Corp.	37,950	1,696
*	Bancorp Inc.	195,751	1,537
			140,607

14

Explorer Value Fund

			Market
			Value•
		Shares	($000)
Health Care (4.4%)
*	Ligand Pharmaceuticals Inc.	86,183	11,107
*	Myriad Genetics Inc.	176,126	5,370
*	Merit Medical Systems Inc.	90,440	3,735
*	Diplomat Pharmacy Inc.	199,642	3,344
*	Impax Laboratories Inc.	148,702	3,219
			26,775
Industrials (17.1%)
	KAR Auction Services Inc.	270,529	12,198
*	Genesee & Wyoming Inc.
	Class A	165,177	11,325
	BWX Technologies Inc.	185,260	10,137
*	Teledyne Technologies Inc.	56,709	8,510
*	Beacon Roofing Supply Inc.	145,670	6,861
	Altra Industrial Motion
	Corp.	122,772	5,654
*	KLX Inc.	98,925	4,743
	Kaman Corp.	94,990	4,658
*	Wesco Aircraft Holdings
	Inc.	526,453	4,422
*	Advisory Board Co.	80,434	4,283
*	BMC Stock Holdings Inc.	200,835	4,077
	HNI Corp.	97,420	3,570
	Actuant Corp. Class A	145,381	3,496
	Encore Wire Corp.	75,617	3,244
	Interface Inc. Class A	169,406	3,219
*	MRC Global Inc.	169,048	2,666
	EnerSys	41,485	2,659
*	Saia Inc.	38,926	2,201
	Briggs & Stratton Corp.	99,555	2,085
*	WESCO International Inc.	37,363	1,885
*	DXP Enterprises Inc.	64,631	1,751
			103,644
Information Technology (12.7%)
*	IAC/InterActiveCorp	127,510	14,474
*	ACI Worldwide Inc.	356,330	8,110
^	Silicon Motion Technology
	Corp. ADR	143,985	6,567
	j2 Global Inc.	83,496	6,286
*	Semtech Corp.	149,817	5,633
*	Conduent Inc.	313,369	5,174
*	Integrated Device
	Technology Inc.	196,901	4,865
*	FormFactor Inc.	284,936	4,302
*,^	Match Group Inc.	182,280	3,965
	Jabil Inc.	125,761	3,943
*	Virtusa Corp.	95,307	3,461
*	ON Semiconductor Corp.	125,337	2,141
*	Itron Inc.	29,132	2,115
*	Insight Enterprises Inc.	52,567	2,107
*	Infinera Corp.	229,713	1,943
*	Veeco Instruments Inc.	101,179	1,912
			76,998

Materials (8.6%)
	FMC Corp.	140,660	12,128
	Silgan Holdings Inc.	294,748	8,869
	Valvoline Inc.	354,193	7,541
*	Kraton Corp.	142,026	4,663
*	Allegheny Technologies Inc. 164,852		3,434
*	Boise Cascade Co.	113,092	3,393
	Carpenter Technology Corp.	77,474	3,140
	Ashland Global Holdings Inc.	50,130	3,110
	Innophos Holdings Inc.	66,922	3,055
	Eagle Materials Inc.	18,948	1,843
	PH Glatfelter Co.	38,282	663
			51,839
Real Estate (10.3%)
	New York REIT Inc.	1,136,953	9,368
	Medical Properties Trust
	Inc.	696,407	9,165
*	Howard Hughes Corp.	77,810	9,131
	Gaming and Leisure
	Properties Inc.	210,820	8,262
	Sunstone Hotel Investors
	Inc.	393,640	6,220
*	Starwood Waypoint
	Homes	147,390	5,487
	Cousins Properties Inc.	546,551	5,110
	Mack-Cali Realty Corp.	214,439	4,908
	Parkway Inc.	103,266	2,371
	National Retail Properties
	Inc.	36,528	1,528
	Hersha Hospitality Trust
	Class A	62,600	1,161
			62,711
Utilities (2.8%)
	Portland General Electric
	Co.	156,736	7,447
	Unitil Corp.	96,019	4,787
	MDU Resources Group Inc.	170,537	4,611
			16,845
Total Common Stocks
(Cost $490,107)			571,492
Temporary Cash Investments (6.5%)[1]
Money Market Fund (6.2%)
[2,3]	Vanguard Market
	Liquidity Fund,
	1.224%	377,834	37,791

15

Explorer Value Fund

		Face	Market
		Amount	Value •
		($000)	($000)
U. S. Government and Agency Obligations (0.3%)
4	United States
	Treasury Bill,
	0.918%, 9/14/17	700	700
4	United States
	Treasury Bill,
	1.033%, 11/2/17	1,000	998
			1,698
Total Temporary Cash Investments
(Cost $39,481)			39,489
Total Investments (100.7%)
(Cost $529,588)			610,981
Other Assets and Liabilities (-0.7%)
Other Assets			2,485
Liabilities [3]			(6,526)
			(4,041)
Net Assets (100%)
Applicable to 17,617,005 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			606,940
Net Asset Value Per Share			$34.45

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding
Segregated Securities)	572,241
Collateral for Futures Contracts	949
Total Unaffiliated Issuers	573,190
Affiliated Vanguard Funds	37,791
Total Investments in Securities	610,981
Investment in Vanguard	40
Receivables for Investment
Securities Sold	1,618
Receivables for Accrued Income	446
Receivables for Capital Shares Issued	264
Variation Margin Receivable –
Futures Contracts	117
Total Assets	613,466
Liabilities
Payables for Investment
Securities Purchased	1,801
Collateral for Securities on Loan	3,347
Payables to Investment Advisor	552
Payables for Capital Shares Redeemed	356
Payables to Vanguard	468
Other Liabilities	2
Total Liabilities	6,526
Net Assets	606,940

16

Explorer Value Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	509,016
Undistributed Net Investment Income	1,859
Accumulated Net Realized Gains	14,791
Unrealized Appreciation (Depreciation)
Investment Securities	81,393
Futures Contracts	(119)
Net Assets	606,940

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $3,154,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.1% and 4.6%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $3,347,000 of collateral received for securities on loan.
4 Securities with a value of $949,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2017	165	11,586	(119)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Explorer Value Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	7,584
Interest[1]	370
Securities Lending—Net	195
Total Income	8,149
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,750
Performance Adjustment	(42)
The Vanguard Group—Note C
Management and Administrative	1,034
Marketing and Distribution	100
Custodian Fees	18
Auditing Fees	45
Shareholders’ Reports and Proxy	30
Trustees’ Fees and Expenses	1
Total Expenses	2,936
Net Investment Income	5,213
Realized Net Gain (Loss)
Investment Securities Sold[1]	14,667
Futures Contracts	3,002
Realized Net Gain (Loss)	17,669
Change in Unrealized Appreciation (Depreciation)
Investment Securities	28,324
Futures Contracts	(1,176)
Change in Unrealized Appreciation (Depreciation)	27,148
Net Increase (Decrease) in Net Assets Resulting from Operations	50,030

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $358,000 and $3,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Explorer Value Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,213	3,120
Realized Net Gain (Loss)	17,669	5,539
Change in Unrealized Appreciation (Depreciation)	27,148	26,349
Net Increase (Decrease) in Net Assets Resulting from Operations	50,030	35,008
Distributions
Net Investment Income	(4,203)	(2,298)
Realized Capital Gain[1]	(6,166)	(15,125)
Total Distributions	(10,369)	(17,423)
Capital Share Transactions
Issued	295,734	108,001
Issued in Lieu of Cash Distributions	9,836	16,350
Redeemed	(115,593)	(55,907)
Net Increase (Decrease) from Capital Share Transactions	189,977	68,444
Total Increase (Decrease)	229,638	86,029
Net Assets
Beginning of Period	377,302	291,273
End of Period[2]	606,940	377,302

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $345,000 and $252,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,859,000 and $1,258,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Explorer Value Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.55	$30.09	$32.97	$29.39	$23.44
Investment Operations
Net Investment Income	. 329[1]	.293	.259	.251	.255
Net Realized and Unrealized Gain (Loss)
on Investments	3.331	2.964	(1.284)	5.539	6.429
Total from Investment Operations	3.660	3.257	(1.025)	5.790	6.684
Distributions
Dividends from Net Investment Income	(. 308)	(. 237)	(. 272)	(.168)	(. 290)
Distributions from Realized Capital Gains	(.452)	(1.560)	(1.583)	(2.042)	(.444)
Total Distributions	(.760)	(1.797)	(1.855)	(2.210)	(.734)
Net Asset Value, End of Period	$34.45	$31.55	$30.09	$32.97	$29.39

Total Return[2]	11.64%	11.41%	-3.12%	20.34%	29.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$607	$377	$291	$323	$222
Ratio of Total Expenses to Average Net Assets[3]	0.55%	0.57%	0.56%	0.57%	0.60%
Ratio of Net Investment Income to
Average Net Assets	0.98%	1.03%	0.78%	0.83%	0.88%
Portfolio Turnover Rate	33%	61%	35%	36%	46%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.02%), (0.02%), and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

21

Explorer Value Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Cardinal Capital Management, L.L.C., and Frontier Capital Management Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance relative to the Russell Mid-Cap Value Custom Cap-Range Index for periods prior to March 1, 2015, and to the current benchmark, Russell 3000 Value Custom Index, beginning

22

Explorer Value Fund

March 1, 2015, for the preceding three years. The benchmark change will be fully phased in by February 2018. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Value Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.33% of the fund’s average net assets, before a decrease of $42,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $40,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	571,492	—	—
Temporary Cash Investments	37,791	1,698	—
Futures Contracts—Assets[1]	117	—	—
Total	609,400	1,698	—
1 Represents variation margin on the last day of the reporting period.

23

Explorer Value Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $409,000 from undistributed net investment income, and $1,271,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $8,335,000 of ordinary income and $8,602,000 of long-term capital gains available for distribution.

At August 31, 2017, the cost of investment securities for tax purposes was $529,588,000. Net unrealized appreciation of investment securities for tax purposes was $81,393,000, consisting of unrealized gains of $106,897,000 on securities that had risen in value since their purchase and $25,504,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2017, the fund purchased $348,297,000 of investment securities and sold $163,628,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended August 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	8,790	3,629
Issued in Lieu of Cash Distributions	290	569
Redeemed	(3,422)	(1,919)
Net Increase (Decrease) in Shares Outstanding	5,658	2,279

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Explorer Value Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Value Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 13, 2017

Special 2017 tax information (unaudited) for Vanguard Explorer Value Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $6,553,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $4,072,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 41.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Value Fund
Periods Ended August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(3/30/2010)
Returns Before Taxes	11.64%	13.38%	12.25%
Returns After Taxes on Distributions	11.04	11.98	11.03
Returns After Taxes on Distributions and Sale of Fund Shares	7.03	10.38	9.65

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Value Fund	2/28/2017	8/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,012.04	$2.84
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.38	2.85

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.56%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

31

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and

Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >	vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16900 102017

Annual Report | August 31, 2017

Vanguard Russell 1000 Index Funds

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Russell 1000 Index Fund.	8
Russell 1000 Value Index Fund.	23
Russell 1000 Growth Index Fund.	39
Your Fund’s After-Tax Returns.	57
About Your Fund’s Expenses.	58
Trustees Approve Advisory Arrangements.	60
Glossary.	62

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended August 31, 2017, results for the three funds reviewed in this report ranged from more than 11% for Vanguard Russell 1000 Value Index Fund to almost 21% for Vanguard Russell 1000 Growth Index Fund. Vanguard Russell 1000 Index Fund, which includes both growth and value stocks, returned about 16%.

• The Index Fund and Growth Index Fund exceeded the average returns of their peer groups. The Value Index Fund trailed its peer average.

• All three funds benefited from the strong performance of technology and financial services stocks.

  The energy sector detracted from the returns of all three funds.
  Since their inception in 2010, all three funds have exceeded the average annual returns of their peer groups.

Total Returns: Fiscal Year Ended August 31, 2017
Total
Returns
Vanguard Russell 1000 Index Fund
ETF Shares
Market Price	16.01%
Net Asset Value	16.02
Institutional Shares	16.06
Russell 1000 Index	16.16
Large-Cap Core Funds Average	14.85
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 1000 Value Index Fund
ETF Shares
Market Price	11.45%
Net Asset Value	11.45
Institutional Shares	11.49
Russell 1000 Value Index	11.58
Large-Cap Value Funds Average	13.34
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Russell 1000 Growth Index Fund
ETF Shares
Market Price	20.62%
Net Asset Value	20.66
Institutional Shares	20.72
Russell 1000 Growth Index	20.82
Large-Cap Growth Funds Average	19.84

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2017
Average
Annual Return
Russell 1000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	13.98%
Russell 1000 Index	14.14
Large-Cap Core Funds Average	12.28
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 1000 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	12.60%
Russell 1000 Value Index	12.77
Large-Cap Value Funds Average	11.45
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 1000 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	15.29%
Russell 1000 Growth Index	15.46
Large-Cap Growth Funds Average	13.50
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 1000 Index Fund	0.12%	0.08%	1.07%
Russell 1000 Value Index Fund	0.12	0.08	1.09
Russell 1000 Growth Index Fund	0.12	0.08	1.14

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the funds’ expense ratios were: for the Russell 1000 Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Russell 1000 Index Fund, Large-Cap Core Funds; for the Russell 1000 Value Index Fund, Large-Cap Value Funds; and for the Russell 1000 Growth Index Fund, Large-Cap Growth Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity.

Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

4

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

5

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

6

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

7

Russell 1000 Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONE	VRNIX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	1.82%	1.87%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		1000	FA
	Fund	Index	Index
Number of Stocks	989	986	3,769
Median Market Cap	$76.7B	$76.7B	$63.1B
Price/Earnings Ratio	21.7x	21.7x	21.6x
Price/Book Ratio	2.9x	2.9x	2.8x
Return on Equity	15.5%	15.5%	15.1%
Earnings Growth Rate	9.4%	9.4%	9.4%
Dividend Yield	1.9%	1.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	-0.2%	—	—

Volatility Measures
		DJ
	Russell	U.S. Total
	1000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	0.98

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer
	Technology	3.6%
Alphabet Inc.	Computer Services
	Software & Systems	2.4
Microsoft Corp.	Computer Services
	Software & Systems	2.4
Facebook Inc.	Computer Services
	Software & Systems	1.7
Amazon.com Inc.	Diversified Retail	1.6
Johnson & Johnson	Pharmaceuticals	1.5
Berkshire Hathaway Inc. Insurance: Multi-Line		1.5
Exxon Mobil Corp.	Oil: Integrated	1.4
JPMorgan Chase & Co.	Diversified Financial
	Services	1.4
Bank of America Corp.	Banks: Diversified	1.0
Top Ten		18.5%

Sector Diversification (% of equity exposure)

			DJ
		Russell	U.S. Total
		1000	Market
	Fund	Index	FA Index
Consumer Discretionary	13.6%	13.6%	13.6%
Consumer Staples	7.1	7.1	6.7
Energy	5.5	5.5	5.3
Financial Services	20.7	20.7	21.1
Health Care	13.9	13.9	13.9
Materials & Processing	3.6	3.6	3.6
Other	0.0	0.0	0.5
Producer Durables	10.6	10.6	10.8
Technology	19.7	19.7	19.2
Utilities	5.3	5.3	5.3

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

8

Russell 1000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 1000 Index Fund*ETF Shares
	Net Asset Value	16.02%	14.20%	13.98%	$24,815
	Russell 1000 Index Fund*ETF Shares
	Market Price	16.01	14.19	13.98	24,810

• • • • • • • •	Russell 1000 Index	16.16	14.37	14.14	25,056

– – – –	Large-Cap Core Funds Average	14.85	12.70	12.28	22,352
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.00	24,851

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(10/15/2010)	Investment

Russell 1000 Index Fund Institutional Shares	16.06%	14.25%	13.65%	$12,056,714

Russell 1000 Index	16.16	14.37	13.77	12,138,538
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	13.61	12,020,860

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Russell 1000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Index Fund ETF Shares Market Price	16.01%	94.11%	148.10%
Russell 1000 Index Fund ETF Shares Net Asset
Value	16.02	94.23	148.15
Russell 1000 Index	16.16	95.68	150.56

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		17.96%	14.50%	13.98%
Net Asset Value		17.88	14.49	13.97
Institutional Shares	10/15/2010	17.94	14.54	13.64

10

Russell 1000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	46,046	45,153	1.6%
Comcast Corp. Class A	545,573	22,156	0.8%
Home Depot Inc.	139,361	20,886	0.8%
Walt Disney Co.	181,493	18,367	0.7%
McDonald’s Corp.	94,532	15,122	0.5%
Wal-Mart Stores Inc.	168,958	13,191	0.5%
* Priceline Group Inc.	5,693	10,544	0.4%
Consumer Discretionary—Other †		226,374	8.3%
		371,793	13.6%
Consumer Staples
Procter & Gamble Co.	296,427	27,351	1.0%
Philip Morris International Inc.	179,960	21,043	0.8%
Coca-Cola Co.	445,051	20,272	0.7%
PepsiCo Inc.	165,506	19,154	0.7%
Altria Group Inc.	224,252	14,218	0.5%
Consumer Staples—Other †		90,782	3.3%
		192,820	7.0%
Energy
Exxon Mobil Corp.	491,542	37,519	1.4%
Chevron Corp.	219,285	23,600	0.8%
Schlumberger Ltd.	161,138	10,234	0.4%
Energy—Other †		78,458	2.9%
		149,811	5.5%
Financial Services
* Berkshire Hathaway Inc. Class B	222,754	40,354	1.5%
JPMorgan Chase & Co.	409,544	37,223	1.4%
Bank of America Corp.	1,154,335	27,577	1.0%
Wells Fargo & Co.	520,006	26,557	1.0%

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Russell 1000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Visa Inc. Class A	214,957	22,252	0.8%
Citigroup Inc.	319,034	21,704	0.8%
Mastercard Inc. Class A	109,604	14,610	0.5%
Financial Services—Other †		375,778	13.7%
		566,055	20.7%
Health Care
Johnson & Johnson	312,484	41,363	1.5%
Pfizer Inc.	684,926	23,233	0.8%
UnitedHealth Group Inc.	111,127	22,103	0.8%
Merck & Co. Inc.	317,418	20,270	0.7%
Amgen Inc.	85,069	15,123	0.5%
AbbVie Inc.	184,155	13,867	0.5%
Medtronic plc	159,011	12,819	0.5%
Gilead Sciences Inc.	150,709	12,616	0.5%
* Celgene Corp.	89,864	12,485	0.5%
Bristol-Myers Squibb Co.	190,961	11,549	0.4%
Health Care—Other †		193,859	7.1%
		379,287	13.8%

Materials & Processing †		99,543	3.6%

Producer Durables
General Electric Co.	1,007,583	24,736	0.9%
Boeing Co.	65,876	15,788	0.6%
3M Co.	67,188	13,728	0.5%
Honeywell International Inc.	88,278	12,206	0.4%
United Technologies Corp.	86,437	10,348	0.4%
Producer Durables—Other †		212,529	7.8%
		289,335	10.6%
Technology
Apple Inc.	604,468	99,133	3.6%
Microsoft Corp.	868,936	64,970	2.4%
* Facebook Inc. Class A	270,415	46,503	1.7%
* Alphabet Inc. Class C	35,121	32,990	1.2%
* Alphabet Inc. Class A	34,399	32,859	1.2%
Intel Corp.	546,131	19,153	0.7%
Cisco Systems Inc.	580,702	18,704	0.7%
Oracle Corp.	332,904	16,755	0.6%
International Business Machines Corp.	99,614	14,248	0.5%
Broadcom Ltd.	46,242	11,656	0.4%
NVIDIA Corp.	65,759	11,142	0.4%
Technology—Other †		169,624	6.2%
		537,737	19.6%
Utilities
AT&T Inc.	712,472	26,689	1.0%
Verizon Communications Inc.	473,303	22,704	0.8%
Utilities—Other †		95,461	3.5%
		144,854	5.3%
Total Common Stocks (Cost $2,156,206)		2,731,235	99.7%[1]

12

Russell 1000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	1.224%	13,763	1,377	0.1%

4U.S. Government and Agency Obligations †			399	0.0%
Total Temporary Cash Investments (Cost $1,776)			1,776	0.1%[1]
[5]Total Investments (Cost $2,157,982)			2,733,011	99.8%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			175
Receivables for Accrued Income			5,657
Receivables for Capital Shares Issued			13,341
Variation Margin Receivable—Futures Contracts			42
Total Other Assets			19,215	0.7%
Liabilities
Payables for Investment Securities Purchased			(2,518)
Collateral for Securities on Loan			(1,371)
Payables for Capital Shares Redeemed			(1,428)
Payables to Vanguard			(654)
Other Liabilities			(8,241)
Total Liabilities			(14,212)	(0.5%)
Net Assets			2,738,014	100.0%

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Russell 1000 Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,193,564
Undistributed Net Investment Income	10,787
Accumulated Net Realized Losses	(41,452)
Unrealized Appreciation (Depreciation)
Investment Securities	575,029
Futures Contracts	86
Net Assets	2,738,014

ETF Shares—Net Assets
Applicable to 6,375,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	724,175
Net Asset Value Per Share—ETF Shares	$113.60

Institutional Shares—Net Assets
Applicable to 9,151,413 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,013,839
Net Asset Value Per Share—Institutional Shares	$220.06

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,371,000 of collateral received for securities on loan.
4 Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $1,313,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	58	7,163	86

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 1000 Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	51,665
Interest[1]	66
Securities Lending—Net	114
Total Income	51,845
Expenses
The Vanguard Group—Note B
Investment Advisory Services	507
Management and Administrative—ETF Shares	583
Management and Administrative—Institutional Shares	891
Marketing and Distribution—ETF Shares	45
Marketing and Distribution—Institutional Shares	73
Custodian Fees	143
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	24
Shareholders’ Reports and Proxy—Institutional Shares	2
Trustees’ Fees and Expenses	2
Total Expenses	2,302
Net Investment Income	49,543
Realized Net Gain (Loss)
Investment Securities Sold[1]	71,385
Futures Contracts	1,279
Realized Net Gain (Loss)	72,664
Change in Unrealized Appreciation (Depreciation)
Investment Securities	254,263
Futures Contracts	(221)
Change in Unrealized Appreciation (Depreciation)	254,042
Net Increase (Decrease) in Net Assets Resulting from Operations	376,249

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $63,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 1000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	49,543	40,787
Realized Net Gain (Loss)	72,664	11,430
Change in Unrealized Appreciation (Depreciation)	254,042	164,142
Net Increase (Decrease) in Net Assets Resulting from Operations	376,249	216,359
Distributions
Net Investment Income
ETF Shares	(13,358)	(11,541)
Institutional Shares	(34,418)	(26,919)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(47,776)	(38,460)
Capital Share Transactions
ETF Shares	(45,968)	110,695
Institutional Shares	227,507	174,442
Net Increase (Decrease) from Capital Share Transactions	181,539	285,137
Total Increase (Decrease)	510,012	463,036
Net Assets
Beginning of Period	2,228,002	1,764,966
End of Period[1]	2,738,014	2,228,002

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,787,000 and $9,020,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Russell 1000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$99.81	$91.37	$92.70	$75.40	$64.29
Investment Operations
Net Investment Income	2.054[1]	1.892	1.679	1.553	1.444
Net Realized and Unrealized Gain (Loss)
on Investments	13.753	8.383	(1.355)	17.272	11.068
Total from Investment Operations	15.807	10.275	. 324	18.825	12.512
Distributions
Dividends from Net Investment Income	(2.017)	(1.835)	(1.654)	(1.525)	(1.402)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.017)	(1.835)	(1.654)	(1.525)	(1.402)
Net Asset Value, End of Period	$113.60	$99.81	$91.37	$92.70	$75.40

Total Return	16.02%	11.41%	0.29%	25.18%	19.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$724	$679	$514	$380	$219
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.94%	2.05%	1.84%	1.85%	2.09%
Portfolio Turnover Rate[2]	11%	9%	4%	7%	11%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Russell 1000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$193.36	$176.99	$179.58	$146.04	$124.53
Investment Operations
Net Investment Income	4.080[1]	3.732	3.329	3.060	2.850
Net Realized and Unrealized Gain (Loss)
on Investments	26.609	16.259	(2.641)	33.485	21.424
Total from Investment Operations	30.689	19.991	.688	36.545	24.274
Distributions
Dividends from Net Investment Income	(3.989)	(3.621)	(3.278)	(3.005)	(2.764)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.989)	(3.621)	(3.278)	(3.005)	(2.764)
Net Asset Value, End of Period	$220.06	$193.36	$176.99	$179.58	$146.04

Total Return	16.06%	11.47%	0.33%	25.24%	19.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,014	$1,549	$1,251	$944	$677
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.98%	2.09%	1.88%	1.89%	2.13%
Portfolio Turnover Rate[2]	11%	9%	4%	7%	11%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Russell 1000 Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

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Russell 1000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Russell 1000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $175,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,731,235	—	—
Temporary Cash Investments	1,377	399	—
Futures Contracts—Assets[1]	42	—	—
Total	2,732,654	399	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

21

Russell 1000 Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $69,287,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $11,331,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $3,156,000 to offset taxable capital gains realized during the year ended August 31, 2017. At August 31, 2017, the fund had available capital losses totaling $41,367,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $2,157,982,000. Net unrealized appreciation of investment securities for tax purposes was $575,029,000, consisting of unrealized gains of $646,450,000 on securities that had risen in value since their purchase and $71,421,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $616,668,000 of investment securities and sold $429,716,000 of investment securities, other than temporary cash investments. Purchases and sales include $55,799,000 and $164,146,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	120,235	1,150	277,860	2,950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(166,203)	(1,575)	(167,165)	(1,775)
Net Increase (Decrease)—ETF Shares	(45,968)	(425)	110,695	1,175
Institutional Shares
Issued	492,249	2,424	267,141	1,450
Issued in Lieu of Cash Distributions	31,880	157	24,538	137
Redeemed	(296,622)	(1,442)	(117,237)	(643)
Net Increase (Decrease)—Institutional Shares	227,507	1,139	174,442	944

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

22

Russell 1000 Value Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONV	VRVIX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	2.39%	2.42%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	719	718	3,769
Median Market Cap	$61.4B	$61.4B	$63.1B
Price/Earnings Ratio	18.5x	18.5x	21.6x
Price/Book Ratio	1.9x	1.9x	2.8x
Return on Equity	11.5%	11.5%	15.1%
Earnings Growth Rate	6.1%	6.1%	9.4%
Dividend Yield	2.4%	2.4%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	22%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	8.4%	8.4%	13.6%
Consumer Staples	8.0	8.0	6.7
Energy	10.2	10.2	5.3
Financial Services	30.6	30.7	21.1
Health Care	14.2	14.2	13.9
Materials & Processing	3.2	3.1	3.6
Other	0.0	0.0	0.5
Producer Durables	8.2	8.2	10.8
Technology	7.6	7.6	19.2
Utilities	9.6	9.6	5.3

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	1.00	0.97

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Berkshire Hathaway Inc. Insurance: Multi-Line		3.0%
Exxon Mobil Corp.	Oil: Integrated	2.7
JPMorgan Chase & Co.	Diversified Financial
	Services	2.7
Johnson & Johnson	Pharmaceuticals	2.6
Bank of America Corp.	Banks: Diversified	2.0
AT&T Inc.	Utilities:
	Telecommunications	2.0
Wells Fargo & Co.	Banks: Diversified	1.9
Procter & Gamble Co.	Personal Care	1.9
Chevron Corp.	Oil: Integrated	1.7
Pfizer Inc.	Pharmaceuticals	1.7
Top Ten		22.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

23

Russell 1000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 1000 Value Index Fund*ETF
	Shares Net Asset Value	11.45%	13.08%	12.60%	$22,805
	Russell 1000 Value Index Fund*ETF
	Shares Market Price	11.45	13.07	12.60	22,806

• • • • • • • •	Russell 1000 Value Index	11.58	13.25	12.77	23,045

– – – –	Large-Cap Value Funds Average	13.34	12.17	11.45	21,233
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.00	24,851

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/10/2010)	Investment
Russell 1000 Value Index Fund Institutional
Shares	11.49%	13.14%	11.89%	$10,640,823

Russell 1000 Value Index	11.58	13.25	11.99	10,708,728
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	12.86	11,278,465

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

24

Russell 1000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares Market
Price	11.45%	84.79%	128.06%
Russell 1000 Value Index Fund ETF Shares Net
Asset Value	11.45	84.88	128.05
Russell 1000 Value Index	11.58	86.28	130.45

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		15.41%	13.77%	12.92%
Net Asset Value		15.39	13.76	12.92
Institutional Shares	12/10/2010	15.43	13.82	12.19

25

Russell 1000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Wal-Mart Stores Inc.	332,457	25,955	1.0%
Time Warner Inc.	176,707	17,865	0.7%
Walt Disney Co.	113,027	11,438	0.4%
General Motors Co.	312,912	11,434	0.4%
Consumer Discretionary—Other †		158,587	5.9%
		225,279	8.4%
Consumer Staples
Procter & Gamble Co.	554,207	51,137	1.9%
Philip Morris International Inc.	322,123	37,666	1.4%
CVS Health Corp.	232,250	17,962	0.7%
Walgreens Boots Alliance Inc.	173,767	14,162	0.5%
Mondelez International Inc. Class A	334,732	13,610	0.5%
Colgate-Palmolive Co.	165,323	11,844	0.4%
Consumer Staples—Other †		68,453	2.6%
		214,834	8.0%
Energy
Exxon Mobil Corp.	967,376	73,840	2.7%
Chevron Corp.	431,307	46,417	1.7%
Schlumberger Ltd.	317,329	20,154	0.8%
ConocoPhillips	282,410	12,330	0.5%
Energy—Other †		121,948	4.5%
		274,689	10.2%
Financial Services
* Berkshire Hathaway Inc. Class B	438,898	79,511	3.0%
JPMorgan Chase & Co.	806,817	73,332	2.7%
Bank of America Corp.	2,272,437	54,289	2.0%
Wells Fargo & Co.	1,024,851	52,339	1.9%
Citigroup Inc.	628,460	42,754	1.6%

26

Russell 1000 Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Goldman Sachs Group Inc.	83,756	18,740	0.7%
US Bancorp	360,782	18,490	0.7%
Chubb Ltd.	105,963	14,985	0.6%
American Express Co.	171,151	14,736	0.6%
PNC Financial Services Group Inc.	110,437	13,850	0.5%
Morgan Stanley	301,264	13,708	0.5%
Bank of New York Mellon Corp.	230,107	12,030	0.4%
BlackRock Inc.	28,385	11,894	0.4%
American International Group Inc.	185,164	11,199	0.4%
Financial Services—Other †		392,044	14.6%
		823,901	30.6%
Health Care
Johnson & Johnson	521,210	68,993	2.6%
Pfizer Inc.	1,349,735	45,783	1.7%
Merck & Co. Inc.	590,422	37,704	1.4%
Medtronic plc	289,669	23,353	0.9%
Amgen Inc.	119,544	21,251	0.8%
Abbott Laboratories	385,768	19,651	0.7%
Allergan plc	76,601	17,578	0.7%
Anthem Inc.	60,581	11,876	0.4%
Danaher Corp.	139,861	11,667	0.4%
Bristol-Myers Squibb Co.	191,022	11,553	0.4%
Health Care—Other †		112,147	4.2%
		381,556	14.2%
Materials & Processing
Dow Chemical Co.	278,531	18,564	0.7%
Materials & Processing—Other †		65,859	2.4%
		84,423	3.1%
Producer Durables
General Electric Co.	1,638,256	40,219	1.5%
United Technologies Corp.	170,179	20,374	0.7%
Producer Durables—Other †		159,292	5.9%
		219,885	8.1%
Technology
Intel Corp.	1,075,557	37,720	1.4%
Cisco Systems Inc.	1,143,694	36,838	1.4%
Oracle Corp.	602,600	30,329	1.1%
QUALCOMM Inc.	337,253	17,628	0.7%
Technology—Other †		81,342	3.0%
		203,857	7.6%
Utilities
AT&T Inc.	1,403,553	52,577	2.0%
Verizon Communications Inc.	465,842	22,346	0.8%
NextEra Energy Inc.	106,696	16,059	0.6%
Duke Energy Corp.	159,493	13,924	0.5%
Dominion Energy Inc.	142,972	11,262	0.4%
Utilities—Other †		142,370	5.3%
		258,538	9.6%
Total Common Stocks (Cost $2,428,877)		2,686,962	99.8%[1]

27

Russell 1000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	1.224%	85,941	8,596	0.3%

4U.S. Government and Agency Obligations †			899	0.0%
Total Temporary Cash Investments (Cost $9,495)			9,495	0.3%[1]
[5]Total Investments (Cost $2,438,372)			2,696,457	100.1%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			172
Receivables for Accrued Income			7,274
Receivables for Capital Shares Issued			1,497
Variation Margin Receivable—Futures Contracts			47
Total Other Assets			8,990	0.3%
Liabilities
Payables for Investment Securities Purchased			(8,001)
Collateral for Securities on Loan			(785)
Payables for Capital Shares Redeemed			(2,301)
Payables to Vanguard			(669)
Other Liabilities			(81)
Total Liabilities			(11,837)	(0.4%)
Net Assets			2,693,610	100.0%

28

Russell 1000 Value Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,469,792
Undistributed Net Investment Income	14,724
Accumulated Net Realized Losses	(49,105)
Unrealized Appreciation (Depreciation)
Investment Securities	258,085
Futures Contracts	114
Net Assets	2,693,610

ETF Shares—Net Assets
Applicable to 11,375,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,152,564
Net Asset Value Per Share—ETF Shares	$101.32

Institutional Shares—Net Assets
Applicable to 7,788,935 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,541,046
Net Asset Value Per Share—Institutional Shares	$197.85

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $785,000 of collateral received for securities on loan.
4 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $729,000.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	66	8,151	114

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 1000 Value Index Fund

Statement of Operations

Year Ended
August31,2017
($000)
Investment Income
Income
Dividends	64,454
Interest[1]	45
Securities Lending—Net	83
Total Income	64,582
Expenses
The Vanguard Group—Note B
Investment Advisory Services	505
Management and Administrative—ETF Shares	747
Management and Administrative—Institutional Shares	733
Marketing and Distribution—ETF Shares	61
Marketing and Distribution—Institutional Shares	66
Custodian Fees	190
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	27
Shareholders’ Reports and Proxy—Institutional Shares	3
Trustees’ Fees and Expenses	2
Total Expenses	2,366
Net Investment Income	62,216
Realized Net Gain (Loss)
Investment Securities Sold[1]	92,603
Futures Contracts	1,055
Realized Net Gain (Loss)	93,658
Change in Unrealized Appreciation (Depreciation)
Investment Securities	107,024
Futures Contracts	(219)
Change in Unrealized Appreciation (Depreciation)	106,805
Net Increase (Decrease) in Net Assets Resulting from Operations	262,679

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $42,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 1000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	62,216	48,174
Realized Net Gain (Loss)	93,658	65,494
Change in Unrealized Appreciation (Depreciation)	106,805	113,269
Net Increase (Decrease) in Net Assets Resulting from Operations	262,679	226,937
Distributions
Net Investment Income
ETF Shares	(21,356)	(11,809)
Institutional Shares	(37,526)	(33,672)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(58,882)	(45,481)
Capital Share Transactions
ETF Shares	411,800	210,387
Institutional Shares	(74,873)	71,161
Net Increase (Decrease) from Capital Share Transactions	336,927	281,548
Total Increase (Decrease)	540,724	463,004
Net Assets
Beginning of Period	2,152,886	1,689,882
End of Period[1]	2,693,610	2,152,886

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,724,000 and $11,389,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 1000 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$93.14	$84.77	$89.83	$73.82	$61.49
Investment Operations
Net Investment Income	2.437[1]	2.205	1.990	1.774	1.610
Net Realized and Unrealized Gain (Loss)
on Investments	8.109	8.312	(5.097)	15.967	12.290
Total from Investment Operations	10.546	10.517	(3.107)	17.741	13.900
Distributions
Dividends from Net Investment Income	(2.366)	(2.147)	(1.953)	(1.731)	(1.570)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.366)	(2.147)	(1.953)	(1.731)	(1.570)
Net Asset Value, End of Period	$101.32	$93.14	$84.77	$89.83	$73.82

Total Return	11.45%	12.65%	-3.59%	24.27%	22.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,153	$668	$407	$283	$137
Ratio of Total Expenses
to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.48%	2.58%	2.26%	2.22%	2.39%
Portfolio Turnover Rate[2]	22%	18%	18%	16%	26%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 1000 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$181.86	$165.50	$175.38	$144.13	$120.04
Investment Operations
Net Investment Income	4.850[1]	4.359	3.946	3.528	3.228
Net Realized and Unrealized Gain (Loss)
on Investments	15.821	16.249	(9.955)	31.182	24.017
Total from Investment Operations	20.671	20.608	(6.009)	34.710	27.245
Distributions
Dividends from Net Investment Income	(4.681)	(4.248)	(3.871)	(3.460)	(3.155)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.681)	(4.248)	(3.871)	(3.460)	(3.155)
Net Asset Value, End of Period	$197.85	$181.86	$165.50	$175.38	$144.13

Total Return	11.49%	12.72%	-3.55%	24.33%	23.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,541	$1,485	$1,283	$1,222	$797
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.52%	2.62%	2.30%	2.26%	2.46%
Portfolio Turnover Rate [2]	22%	18%	18%	16%	26%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Russell 1000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

34

Russell 1000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

35

Russell 1000 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $172,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,686,962	—	—
Temporary Cash Investments	8,596	899	—
Futures Contracts—Assets[1]	47	—	—
Total	2,695,605	899	—
1 Represents variation margin on the last day of the reporting period.

36

Russell 1000 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $107,488,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $15,277,000 of ordinary income available for distribution. The fund had available capital losses totaling $48,991,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $2,438,378,000. Net unrealized appreciation of investment securities for tax purposes was $258,079,000, consisting of unrealized gains of $366,093,000 on securities that had risen in value since their purchase and $108,014,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $1,271,550,000 of investment securities and sold $927,289,000 of investment securities, other than temporary cash investments. Purchases and sales include $602,721,000 and $375,026,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $270,865,000 and $85,271,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

37

Russell 1000 Value Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	731,025	7,400	553,382	6,375
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(319,225)	(3,200)	(342,995)	(4,000)
Net Increase (Decrease)—ETF Shares	411,800	4,200	210,387	2,375
Institutional Shares
Issued	399,585	2,102	352,730	2,075
Issued in Lieu of Cash Distributions	35,304	186	32,049	192
Redeemed	(509,762)	(2,663)	(313,618)	(1,855)
Net Increase (Decrease)—Institutional Shares	(74,873)	(375)	71,161	412

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

38

Russell 1000 Growth Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONG	VRGWX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	1.27%	1.30%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	553	552	3,769
Median Market Cap	$86.8B	$86.8B	$63.1B
Price/Earnings Ratio	26.2x	26.2x	21.6x
Price/Book Ratio	6.3x	6.3x	2.8x
Return on Equity	21.8%	21.8%	15.1%
Earnings Growth Rate	12.6%	12.6%	9.4%
Dividend Yield	1.3%	1.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	21%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	18.8%	18.8%	13.6%
Consumer Staples	6.1	6.1	6.7
Energy	0.8	0.8	5.3
Financial Services	10.8	10.8	21.1
Health Care	13.6	13.6	13.9
Materials & Processing	4.1	4.1	3.6
Other	0.0	0.0	0.5
Producer Durables	13.0	13.0	10.8
Technology	31.8	31.8	19.2
Utilities	1.0	1.0	5.3

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	1.00	0.92
Beta	1.00	1.00

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	7.2%
Alphabet Inc.	Computer Services
	Software & Systems	4.8
Microsoft Corp.	Computer Services
	Software & Systems	4.7
Facebook Inc.	Computer Services
	Software & Systems	3.4
Amazon.com Inc.	Diversified Retail	3.3
Visa Inc.	Financial Data &
	Systems	1.6
UnitedHealth Group Inc.	Health Care
	Management
	Services	1.6
Home Depot Inc.	Specialty Retail	1.5
Comcast Corp.	Cable Television
	Services	1.5
PepsiCo Inc.	Beverage: Soft
	Drinks	1.2
Top Ten		30.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

39

Russell 1000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 1000 Growth Index Fund*ETF
	Shares Net Asset Value	20.66%	15.27%	15.29%	$26,868
	Russell 1000 Growth Index Fund*ETF
	Shares Market Price	20.62	15.39	15.29	26,867

• • • • • • • •	Russell 1000 Growth Index	20.82	15.41	15.46	27,135

– – – –	Large-Cap Growth Funds Average	19.84	13.99	13.50	24,095
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.00	24,851

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/6/2010)	Investment
Russell 1000 Growth Index Fund
Institutional Shares	20.72%	15.32%	14.15%	$12,188,928

Russell 1000 Growth Index	20.82	15.41	14.25	12,259,941
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	13.08	11,438,173

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

40

Russell 1000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares Market
Price	20.62%	104.53%	168.67%
Russell 1000 Growth Index Fund ETF Shares Net
Asset Value	20.66	103.48	168.68

Russell 1000 Growth Index	20.82	104.72	171.35

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		20.28%	15.17%	14.95%
Net Asset Value		20.28	15.16	14.95
Institutional Shares	12/6/2010	20.33	15.22	13.77

41

Russell 1000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	127,518	125,044	3.3%
Home Depot Inc.	385,664	57,799	1.5%
Comcast Corp. Class A	1,397,930	56,770	1.5%
McDonald’s Corp.	261,913	41,898	1.1%
Walt Disney Co.	342,980	34,710	0.9%
* Priceline Group Inc.	15,745	29,161	0.8%
Starbucks Corp.	452,611	24,830	0.7%
* Netflix Inc.	131,588	22,990	0.6%
NIKE Inc. Class B	423,996	22,391	0.6%
Costco Wholesale Corp.	139,970	21,939	0.6%
Lowe’s Cos. Inc.	275,164	20,332	0.5%
* Charter Communications Inc. Class A	42,736	17,032	0.4%
Consumer Discretionary—Other †		238,074	6.3%
		712,970	18.8%
Consumer Staples
PepsiCo Inc.	398,912	46,166	1.2%
Coca-Cola Co.	922,473	42,019	1.1%
Altria Group Inc.	620,268	39,325	1.0%
Consumer Staples—Other †		104,242	2.8%
		231,752	6.1%

Energy †		28,725	0.8%

Financial Services
Visa Inc. Class A	592,986	61,386	1.6%
Mastercard Inc. Class A	302,300	40,297	1.1%
* PayPal Holdings Inc.	363,169	22,400	0.6%

42

Russell 1000 Growth Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
American Tower Corp.	135,393	20,045	0.5%
Financial Services—Other †		264,965	7.0%
		409,093	10.8%
Health Care
UnitedHealth Group Inc.	307,688	61,199	1.6%
AbbVie Inc.	511,175	38,491	1.0%
* Celgene Corp.	248,594	34,537	0.9%
Eli Lilly & Co.	313,366	25,474	0.7%
Gilead Sciences Inc.	298,421	24,981	0.6%
* Biogen Inc.	63,992	20,257	0.5%
Johnson & Johnson	132,459	17,534	0.5%
Bristol-Myers Squibb Co.	259,814	15,714	0.4%
Health Care—Other †		275,896	7.3%
		514,083	13.5%
Materials & Processing
EI du Pont de Nemours & Co.	278,735	23,394	0.6%
Monsanto Co.	140,686	16,488	0.4%
Materials & Processing—Other †		117,160	3.1%
		157,042	4.1%
Producer Durables
Boeing Co.	182,515	43,742	1.2%
3M Co.	186,089	38,022	1.0%
Accenture plc Class A	198,912	26,010	0.7%
United Parcel Service Inc. Class B	221,254	25,303	0.7%
Union Pacific Corp.	235,111	24,757	0.6%
Lockheed Martin Corp.	72,338	22,091	0.6%
Honeywell International Inc.	142,651	19,724	0.5%
Caterpillar Inc.	164,998	19,386	0.5%
FedEx Corp.	79,484	17,040	0.4%
Producer Durables—Other †		256,338	6.8%
		492,413	13.0%
Technology
Apple Inc.	1,674,598	274,634	7.2%
Microsoft Corp.	2,407,279	179,992	4.7%
* Facebook Inc. Class A	749,081	128,820	3.4%
* Alphabet Inc. Class C	97,197	91,300	2.4%
* Alphabet Inc. Class A	95,367	91,098	2.4%
Broadcom Ltd.	127,986	32,261	0.9%
NVIDIA Corp.	182,415	30,908	0.8%
International Business Machines Corp.	189,370	27,086	0.7%
Texas Instruments Inc.	320,051	26,507	0.7%
* Adobe Systems Inc.	158,407	24,578	0.7%
* salesforce.com Inc.	216,762	20,699	0.5%
Technology—Other †		275,233	7.3%
		1,203,116	31.7%
Utilities
Verizon Communications Inc.	655,306	31,435	0.8%
Utilities—Other †		6,269	0.2%
		37,704	1.0%
Total Common Stocks (Cost $2,841,244)		3,786,898	99.8%[1]

43

Russell 1000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	1.224%	35,950	3,595	0.1%

4U.S. Government and Agency Obligations †			1,199	0.0%
Total Temporary Cash Investments (Cost $4,794)			4,794	0.1%[1]
[5]Total Investments (Cost $2,846,038)			3,791,692	99.9%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			240
Receivables for Investment Securities Sold			13,578
Receivables for Accrued Income			5,401
Receivables for Capital Shares Issued			886
Variation Margin Receivable—Futures Contracts			41
Total Other Assets			20,146	0.5%
Liabilities
Payables for Investment Securities Purchased			(4)
Collateral for Securities on Loan			(3,590)
Payables for Capital Shares Redeemed			(1,555)
Payables to Vanguard			(814)
Other Liabilities			(11,219)
Total Liabilities			(17,182)	(0.4%)
Net Assets			3,794,656	100.0%

44

Russell 1000 Growth Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,933,724
Undistributed Net Investment Income	9,373
Accumulated Net Realized Losses	(94,194)
Unrealized Appreciation (Depreciation)
Investment Securities	945,654
Futures Contracts	99
Net Assets	3,794,656

ETF Shares—Net Assets
Applicable to 10,376,711 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,318,636
Net Asset Value Per Share—ETF Shares	$127.08

Institutional Shares—Net Assets
Applicable to 10,133,690 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,476,020
Net Asset Value Per Share—Institutional Shares	$244.34

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $3,590,000 of collateral received for securities on loan.
4 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $3,458,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	57	7,040	99

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 1000 Growth Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	50,681
Interest[1]	80
Securities Lending—Net	224
Total Income	50,985
Expenses
The Vanguard Group—Note B
Investment Advisory Services	666
Management and Administrative—ETF Shares	812
Management and Administrative—Institutional Shares	1,110
Marketing and Distribution—ETF Shares	63
Marketing and Distribution—Institutional Shares	95
Custodian Fees	170
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	29
Shareholders’ Reports and Proxy—Institutional Shares	2
Trustees’ Fees and Expenses	2
Total Expenses	2,981
Net Investment Income	48,004
Realized Net Gain (Loss)
Investment Securities Sold[1]	81,147
Futures Contracts	1,470
Realized Net Gain (Loss)	82,617
Change in Unrealized Appreciation (Depreciation)
Investment Securities	499,271
Futures Contracts	(243)
Change in Unrealized Appreciation (Depreciation)	499,028
Net Increase (Decrease) in Net Assets Resulting from Operations	629,649

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $77,000 and $2,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 1000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,004	37,741
Realized Net Gain (Loss)	82,617	62,530
Change in Unrealized Appreciation (Depreciation)	499,028	136,392
Net Increase (Decrease) in Net Assets Resulting from Operations	629,649	236,663
Distributions
Net Investment Income
ETF Shares	(13,968)	(8,068)
Institutional Shares	(33,764)	(25,753)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(47,732)	(33,821)
Capital Share Transactions
ETF Shares	400,801	237,351
Institutional Shares	85,007	274,768
Net Increase (Decrease) from Capital Share Transactions	485,808	512,119
Total Increase (Decrease)	1,067,725	714,961
Net Assets
Beginning of Period	2,726,931	2,011,970
End of Period[1]	3,794,656	2,726,931

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,373,000 and $9,101,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 1000 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$106.90	$98.24	$95.74	$77.02	$67.41
Investment Operations
Net Investment Income	1.684[1]	1.602	1.466	1.293	1.226
Net Realized and Unrealized Gain (Loss)
on Investments	20.177	8.556	2.481	18.713	9.611
Total from Investment Operations	21.861	10.158	3.947	20.006	10.837
Distributions
Dividends from Net Investment Income	(1.681)	(1.498)	(1.447)	(1.286)	(1.227)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.681)	(1.498)	(1.447)	(1.286)	(1.227)
Net Asset Value, End of Period	$127.08	$106.90	$98.24	$95.74	$77.02

Total Return	20.66%	10.44%	4.11%	26.15%	16.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,319	$738	$452	$295	$148
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.45%	1.60%	1.47%	1.51%	1.73%
Portfolio Turnover Rate[2]	21%	15%	20%	18%	29%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Russell 1000 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$205.53	$188.88	$184.06	$148.07	$129.59
Investment Operations
Net Investment Income	3.291[1]	3.147	2.882	2.544	2.446
Net Realized and Unrealized Gain (Loss)
on Investments	38.832	16.449	4.782	35.986	18.488
Total from Investment Operations	42.123	19.596	7.664	38.530	20.934
Distributions
Dividends from Net Investment Income	(3.313)	(2.946)	(2.844)	(2.540)	(2.454)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.313)	(2.946)	(2.844)	(2.540)	(2.454)
Net Asset Value, End of Period	$244.34	$205.53	$188.88	$184.06	$148.07

Total Return	20.72%	10.48%	4.15%	26.20%	16.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,476	$1,989	$1,560	$1,460	$992
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.49%	1.64%	1.51%	1.55%	1.80%
Portfolio Turnover Rate[2]	21%	15%	20%	18%	29%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Russell 1000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the notional amounts at each quarter-end during the period.

50

Russell 1000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

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Russell 1000 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $240,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,786,898	—	—
Temporary Cash Investments	3,595	1,199	—
Futures Contracts—Assets[1]	41	—	—
Total	3,790,534	1,199	—
1 Represents variation margin on the last day of the reporting period.

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Russell 1000 Growth Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $90,939,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $10,020,000 of ordinary income available for distribution. The fund had available capital losses totaling $94,095,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $2,846,038,000. Net unrealized appreciation of investment securities for tax purposes was $945,654,000, consisting of unrealized gains of $972,748,000 on securities that had risen in value since their purchase and $27,094,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $1,370,810,000 of investment securities and sold $883,860,000 of investment securities, other than temporary cash investments. Purchases and sales include $476,302,000 and $197,349,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $90,095,000 and $211,353,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

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Russell 1000 Growth Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	601,764	5,200	471,904	4,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(200,963)	(1,725)	(234,553)	(2,300)
Net Increase (Decrease)—ETF Shares	400,801	3,475	237,351	2,300
Institutional Shares
Issued	575,144	2,636	620,161	3,160
Issued in Lieu of Cash Distributions	30,714	142	24,379	126
Redeemed	(520,851)	(2,323)	(369,772)	(1,866)
Net Increase (Decrease)—Institutional Shares	85,007	455	274,768	1,420

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 13, 2017

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Special 2017 tax information (unaudited) for Vanguard Russell 1000 Index Funds

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 1000 Index Fund	47,776
Russell 1000 Value Index Fund	58,882
Russell 1000 Growth Index Fund	47,732

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 1000 Index Fund	93.2%
Russell 1000 Value Index Fund	91.9
Russell 1000 Growth Index Fund	95.7

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 1000 Index Funds
Periods Ended August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Index Fund ETF Shares
Returns Before Taxes	16.02%	14.20%	13.98%
Returns After Taxes on Distributions	15.50	13.71	13.56
Returns After Taxes on Distributions and Sale of
Fund Shares	9.44	11.34	11.42

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares
Returns Before Taxes	11.45%	13.08%	12.60%
Returns After Taxes on Distributions	10.81	12.48	12.09
Returns After Taxes on Distributions and Sale of
Fund Shares	6.97	10.40	10.22

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares
Returns Before Taxes	20.66%	15.27%	15.29%
Returns After Taxes on Distributions	20.24	14.87	14.96
Returns After Taxes on Distributions and Sale of
Fund Shares	11.98	12.24	12.56

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,054.35	$0.62
Institutional Shares	1,000.00	1,054.58	0.41
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,004.08	$0.56
Institutional Shares	1,000.00	1,004.31	0.40
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,106.12	$0.64
Institutional Shares	1,000.00	1,106.34	0.42
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.80	0.41
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,024.65	$0.56
Institutional Shares	1,000.00	1,024.80	0.41
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.11% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund, and Vanguard Russell 1000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception in 2010, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

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Cost

The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its peer group. The board also concluded that the advisory expenses for the Russell 1000 Index Fund and Russell 1000 Growth Index Fund were well below the advisory expenses of funds in their peer groups, while the advisory expenses for the Russell 1000 Value Index Fund were reasonable compared with the advisory expenses of funds in its peer group. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and

Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team
Mortimer J. Buckley Gregory Davis John James Martha G. King John T. Marcante	Chris D. McIsaac James M. Norris Thomas M. Rampulla Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

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fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
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Public Reference Section, Securities and Exchange
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© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18480 102017

Annual Report | August 31, 2017

Vanguard Russell 2000 Index Funds

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Russell 2000 Index Fund.	8
Russell 2000 Value Index Fund.	23
Russell 2000 Growth Index Fund.	38
Your Fund’s After-Tax Returns.	55
About Your Fund’s Expenses.	56
Trustees Approve Advisory Arrangements.	58
Glossary.	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Growth stocks outpaced their value-oriented counterparts and large-capitalization stocks generally outperformed mid- and small-caps for the 12 months ended August 31,
2017. These broad trends were reflected in the performance of the three Vanguard
Russell 2000 Index Funds.

• Results ranged from more than 13% for Vanguard Russell 2000 Value Index Fund to more than 16% for Vanguard Russell 2000 Growth Index Fund. Vanguard Russell 2000
Index Fund, which includes both growth and value stocks, returned nearly 15%.

• All three funds closely tracked their target indexes and exceeded the average returns of their small-cap peers.

• The financial services and technology sectors were among the top contributors for all three funds. Producer durables, health care, and materials and processing also added significantly to returns. Consumer staples and energy were among the weakest sectors.

Total Returns: Fiscal Year Ended August 31, 2017
Total
Returns
Vanguard Russell 2000 Index Fund
ETF Shares
Market Price	14.99%
Net Asset Value	14.94
Institutional Shares	15.03
Russell 2000 Index	14.91
Small-Cap Core Funds Average	12.74
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 2000 Value Index Fund
ETF Shares
Market Price	13.32%
Net Asset Value	13.42
Institutional Shares	13.55
Russell 2000 Value Index	13.47
Small-Cap Value Funds Average	11.02
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Russell 2000 Growth Index Fund
ETF Shares
Market Price	16.51%
Net Asset Value	16.39
Institutional Shares	16.53
Russell 2000 Growth Index	16.39
Small-Cap Growth Funds Average	15.61

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2017
Average
Annual Return
Russell 2000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	12.78%
Russell 2000 Index	12.80
Small-Cap Core Funds Average	11.62
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 2000 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	11.72%
Russell 2000 Value Index	11.89
Small-Cap Value Funds Average	11.24
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 2000 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	13.62%
Russell 2000 Growth Index	13.65
Small-Cap Growth Funds Average	12.28
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 2000 Index Fund	0.15%	0.08%	1.24%
Russell 2000 Value Index Fund	0.20	0.08	1.32
Russell 2000 Growth Index Fund	0.20	0.08	1.34

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the funds’ expense ratios were: for the Russell 2000 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and
for the Russell 2000 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. The peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Russell 2000 Index Fund, Small-Cap Core Funds; for the Russell 2000 Value Index Fund, Small-Cap Value Funds; and
for the Russell 2000 Growth Index Fund, Small-Cap Growth Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity. Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

4

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

5

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

6

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
September 14, 2017

7

Russell 2000 Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWO	VRTIX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.16%	1.23%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		2000	FA
	Fund	Index	Index
Number of Stocks	2,027	1,994	3,769
Median Market Cap	$1.9B	$1.9B	$63.1B
Price/Earnings Ratio	20.0x	20.0x	21.6x
Price/Book Ratio	2.1x	2.1x	2.8x
Return on Equity	7.8%	7.8%	15.1%
Earnings Growth Rate	9.0%	9.0%	9.4%
Dividend Yield	1.3%	1.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	23%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		2000	Market
	Fund	Index	FA Index
Consumer Discretionary	13.1%	13.1%	13.6%
Consumer Staples	2.3	2.3	6.7
Energy	3.2	3.2	5.3
Financial Services	26.0	25.9	21.1
Health Care	15.7	15.7	13.9
Materials & Processing	7.0	7.0	3.6
Other	0.0	0.1	0.5
Producer Durables	13.5	13.5	10.8
Technology	14.2	14.2	19.2
Utilities	5.0	5.0	5.3

Sector categories are based on the Russell Global Sectors (“RGS”),except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
	Russell	U.S. Total
	2000	Market
	Index	FA Index
R-Squared	1.00	0.71
Beta	1.00	1.20

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Kite Pharma Inc.	Biotechnology	0.5%
Bluebird Bio Inc.	Biotechnology	0.3
Catalent Inc.	Pharmaceuticals	0.3
GrubHub Inc.	Computer Services
	Software & Systems	0.3
Aspen Technology Inc.	Computer Services
	Software & Systems	0.2
Gramercy Property Trust Diversified REITs		0.2
Exact Sciences Corp.	Biotechnology	0.2
IDACORP Inc.	Utilities: Electrical	0.2
MKS Instruments Inc.	Production
	Technology
	Equipment	0.2
PAREXEL International
Corp.	Medical Services	0.2
Top Ten		2.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

8

Russell 2000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 2000 Index Fund*ETF Shares
	Net Asset Value	14.94%	13.16%	12.78%	$23,050
	Russell 2000 Index Fund*ETF Shares
	Market Price	14.99	13.15	12.78	23,050

• • • • • • • •	Russell 2000 Index	14.91	13.15	12.80	23,078

– – – –	Small-Cap Core Funds Average	12.74	11.90	11.62	21,457
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.00	24,851

Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/22/2010)	Investment

Russell 2000 Index Fund Institutional Shares	15.03%	13.24%	10.56%	$9,785,283

Russell 2000 Index	14.91	13.15	10.49	9,748,217
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	12.66	11,097,993

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Russell 2000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Index Fund ETF Shares Market Price	14.99%	85.49%	130.50%
Russell 2000 Index Fund ETF Shares Net Asset
Value	14.94	85.55	130.50
Russell 2000 Index	14.91	85.48	130.78
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		24.50%	13.68%	13.19%
Net Asset Value		24.62	13.71	13.21
Institutional Shares	12/22/2010	24.70	13.79	10.93

10

Russell 2000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Grand Canyon Education Inc.	40,543	3,327	0.2%
Consumer Discretionary—Other †		213,810	12.9%
		217,137	13.1%

Consumer Staples †		37,976	2.3%

[1]Energy †		52,897	3.2%

Financial Services
Gramercy Property Trust	130,917	3,988	0.3%
Fair Isaac Corp.	26,539	3,736	0.2%
* MGIC Investment Corp.	319,217	3,655	0.2%
Wintrust Financial Corp.	47,839	3,483	0.2%
Cousins Properties Inc.	360,913	3,375	0.2%
Umpqua Holdings Corp.	190,929	3,341	0.2%
IBERIABANK Corp.	43,599	3,340	0.2%
Healthcare Realty Trust Inc.	100,023	3,329	0.2%
CNO Financial Group Inc.	147,473	3,296	0.2%
Radian Group Inc.	186,744	3,268	0.2%
* Starwood Waypoint Homes	87,197	3,246	0.2%
Hancock Holding Co.	72,663	3,194	0.2%
* Texas Capital Bancshares Inc.	42,918	3,187	0.2%
First Industrial Realty Trust Inc.	100,548	3,115	0.2%
1 Financial Services—Other †		381,982	23.0%
		429,535	25.9%
Health Care
* Kite Pharma Inc.	42,045	7,484	0.5%
* Bluebird Bio Inc.	38,646	4,825	0.3%
* Catalent Inc.	108,225	4,469	0.3%

11

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
*	Exact Sciences Corp.	94,458	3,957	0.2%
*	PAREXEL International Corp.	43,356	3,811	0.2%
*	Medidata Solutions Inc.	48,492	3,635	0.2%
	HealthSouth Corp.	77,216	3,533	0.2%
*	Masimo Corp.	38,758	3,270	0.2%
*	PRA Health Sciences Inc.	42,088	3,258	0.2%
	Health Care—Other †		221,272	13.3%
			259,514	15.6%
Materials & Processing
*	Louisiana-Pacific Corp.	125,355	3,194	0.2%
1	Materials & Processing—Other †		112,713	6.8%
			115,907	7.0%

[1,2]Other †			518	0.0%

Producer Durables
	Curtiss-Wright Corp.	38,211	3,700	0.2%
	Littelfuse Inc.	19,399	3,611	0.2%
	MAXIMUS Inc.	55,527	3,375	0.2%
	EMCOR Group Inc.	50,960	3,365	0.2%
	Woodward Inc.	45,914	3,224	0.2%
	Healthcare Services Group Inc.	61,595	3,154	0.2%
	Producer Durables—Other †		203,560	12.3%
			223,989	13.5%
Technology
*	GrubHub Inc.	73,978	4,223	0.3%
*	Aspen Technology Inc.	64,690	4,092	0.3%
	MKS Instruments Inc.	46,447	3,825	0.2%
	Monolithic Power Systems Inc.	34,407	3,486	0.2%
	Blackbaud Inc.	41,099	3,469	0.2%
*	EPAM Systems Inc.	42,508	3,457	0.2%
*	Proofpoint Inc.	36,932	3,389	0.2%
*	Tech Data Corp.	30,233	3,334	0.2%
*	Cirrus Logic Inc.	55,598	3,224	0.2%
*	Paycom Software Inc.	42,469	3,169	0.2%
*	Entegris Inc.	122,387	3,115	0.2%
	Technology—Other †		196,546	11.8%
			235,329	14.2%
Utilities
	IDACORP Inc.	43,574	3,877	0.3%
	WGL Holdings Inc.	44,173	3,722	0.2%
	Portland General Electric Co.	77,119	3,664	0.2%
	ALLETE Inc.	44,098	3,410	0.2%
	ONE Gas Inc.	45,017	3,387	0.2%
	Southwest Gas Holdings Inc.	40,930	3,255	0.2%
	Black Hills Corp.	46,102	3,245	0.2%
	New Jersey Resources Corp.	74,108	3,235	0.2%
	Utilities—Other †		55,233	3.3%
			83,028	5.0%
Total Common Stocks (Cost $1,532,028)			1,655,830	99.8%[3]

12

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	1.224%	287,457	28,751	1.7%

6U.S. Government and Agency Obligations †			300	0.0%
Total Temporary Cash Investments (Cost $29,048)			29,051	1.7%[3]
[7]Total Investments (Cost $1,561,076)			1,684,881	101.5%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			107
Receivables for Accrued Income			1,206
Receivables for Capital Shares Issued			227
Variation Margin Receivable – Futures Contracts			22
Other Assets [5]			140
Total Other Assets			1,702	0.1%
Liabilities
Collateral for Securities on Loan			(26,702)
Payables for Capital Shares Redeemed			(154)
Payables to Vanguard			(394)
Other Liabilities			(5)
Total Liabilities			(27,255)	(1.6%)
Net Assets			1,659,328	100.0%

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,574,016
Undistributed Net Investment Income	4,232
Accumulated Net Realized Losses	(42,733)
Unrealized Appreciation (Depreciation)
Investment Securities	123,805
Futures Contracts	8
Net Assets	1,659,328

13

Russell 2000 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 9,650,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,082,837
Net Asset Value Per Share—ETF Shares	$112.21

Institutional Shares—Net Assets
Applicable to 2,685,771 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	576,491
Net Asset Value Per Share—Institutional Shares	$214.65

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Security value determined using significant unobservable inputs.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.5%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $26,702,000 of collateral received for securities on loan, of which $139,000 is held in cash.
6 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $25,121,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2017	56	3,932	8

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 2000 Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	20,000
Interest[1]	51
Securities Lending—Net	1,944
Total Income	21,995
Expenses
The Vanguard Group—Note B
Investment Advisory Services	305
Management and Administrative—ETF Shares	755
Management and Administrative—Institutional Shares	102
Marketing and Distribution—ETF Shares	60
Marketing and Distribution—Institutional Shares	27
Custodian Fees	475
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	58
Shareholders’ Reports and Proxy—Institutional Shares	6
Trustees’ Fees and Expenses	1
Total Expenses	1,821
Net Investment Income	20,174
Realized Net Gain (Loss)
Investment Securities Sold[1]	44,277
Futures Contracts	696
Realized Net Gain (Loss)	44,973
Change in Unrealized Appreciation (Depreciation)
Investment Securities	126,689
Futures Contracts	8
Change in Unrealized Appreciation (Depreciation)	126,697
Net Increase (Decrease) in Net Assets Resulting from Operations	191,844

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $46,000 and $3,000 respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 2000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,174	16,012
Realized Net Gain (Loss)	44,973	43,554
Change in Unrealized Appreciation (Depreciation)	126,697	28,503
Net Increase (Decrease) in Net Assets Resulting from Operations	191,844	88,069
Distributions
Net Investment Income
ETF Shares	(12,026)	(9,645)
Institutional Shares	(7,759)	(9,668)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(19,785)	(19,313)
Capital Share Transactions
ETF Shares	282,534	102,679
Institutional Shares	27,481	(76,587)
Net Increase (Decrease) from Capital Share Transactions	310,015	26,092
Total Increase (Decrease)	482,074	94,848
Net Assets
Beginning of Period	1,177,254	1,082,406
End of Period[1]	1,659,328	1,177,254

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,232,000 and $3,819,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 2000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$98.98	$92.71	$93.72	$80.46	$64.74
Investment Operations
Net Investment Income	1.443[1]	1.302	1.224[1]	1.054	1.161
Net Realized and Unrealized Gain (Loss)
on Investments	13.255	6.537	(1.163)	13.163	15.604
Total from Investment Operations	14.698	7.839	.061	14.217	16.765
Distributions
Dividends from Net Investment Income	(1.468)	(1.569)	(1.071)	(.957)	(1.045)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.468)	(1.569)	(1.071)	(.957)	(1.045)
Net Asset Value, End of Period	$112.21	$98.98	$92.71	$93.72	$80.46

Total Return	14.94%	8.62%	0.03%	17.69%	26.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,083	$698	$554	$375	$257
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.34%	1.52%	1.28%	1.23%	1.71%
Portfolio Turnover Rate[2]	23%	19%	17%	16%	32%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 2000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$189.31	$177.40	$179.29	$153.88	$123.77
Investment Operations
Net Investment Income	2.956[1]	2.606	2.453[1]	2.110	2.306
Net Realized and Unrealized Gain (Loss)
on Investments	25.315	12.503	(2.212)	25.206	29.858
Total from Investment Operations	28.271	15.109	.241	27.316	32.164
Distributions
Dividends from Net Investment Income	(2.931)	(3.199)	(2.131)	(1.906)	(2.054)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.931)	(3.199)	(2.131)	(1.906)	(2.054)
Net Asset Value, End of Period	$214.65	$189.31	$177.40	$179.29	$153.88

Total Return	15.03%	8.69%	0.11%	17.78%	26.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$576	$479	$528	$320	$278
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.59%	1.35%	1.30%	1.78%
Portfolio Turnover Rate[2]	23%	19%	17%	16%	32%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Russell 2000 Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

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Russell 2000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Russell 2000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $107,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,655,389	—	441
Temporary Cash Investments	28,751	300	—
Futures Contracts—Assets[1]	22	—	—
Total	1,684,162	300	441
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

21

Russell 2000 Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $52,369,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $4,809,000 of ordinary income available for distribution. The fund had available capital losses totaling $42,725,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $1,561,351,000. Net unrealized appreciation of investment securities for tax purposes was $123,530,000, consisting of unrealized gains of $270,610,000 on securities that had risen in value since their purchase and $147,080,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $773,664,000 of investment securities and sold $459,900,000 of investment securities, other than temporary cash investments. Purchases and sales include $403,034,000 and $126,465,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	413,730	3,800	369,546	4,075
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(131,196)	(1,200)	(266,867)	(3,000)
Net Increase (Decrease)—ETF Shares	282,534	2,600	102,679	1,075
Institutional Shares
Issued	162,735	807	172,053	993
Issued in Lieu of Cash Distributions	7,230	35	8,838	51
Redeemed	(142,484)	(689)	(257,478)	(1,490)
Net Increase (Decrease)—Institutional Shares	27,481	153	(76,587)	(446)

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

22

Russell 2000 Value Index Fund

Fund Profile

As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWV	VRTVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.73%	1.84%

Volatility Measures
	Russell	DJ
	2000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.60
Beta	1.00	1.11

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	1,397	1,387	3,769
Median Market Cap	$1.7B	$1.7B	$63.1B
Price/Earnings Ratio	17.4x	17.4x	21.6x
Price/Book Ratio	1.4x	1.4x	2.8x
Return on Equity	7.1%	7.1%	15.1%
Earnings Growth Rate	7.0%	7.0%	9.4%
Dividend Yield	2.0%	2.0%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	36%	—	—
Short-Term Reserves	-0.8%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary 11.0%		10.9%	13.6%
Consumer Staples	2.3	2.3	6.7
Energy	5.6	5.6	5.3
Financial Services	41.9	42.0	21.1
Health Care	5.9	5.9	13.9
Materials & Processing	6.0	6.0	3.6
Other	0.0	0.1	0.5
Producer Durables	11.2	11.2	10.8
Technology	8.4	8.3	19.2
Utilities	7.7	7.7	5.3

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
IDACORP Inc.	Utilities: Electrical	0.5%
WGL Holdings Inc.	Utilities: Gas
	Distributors	0.5
Portland General Electric
Co.	Utilities: Electrical	0.5
MGIC Investment Corp.	Consumer Lending	0.4
Wintrust Financial Corp.	Banks: Diversified	0.4
ALLETE Inc.	Utilities: Electrical	0.4
Gramercy Property Trust Diversified REITs		0.4
Cousins Properties Inc.	Diversified REITs	0.4
ONE Gas Inc.	Utilities: Gas
	Distributors	0.4
IBERIABANK Corp.	Banks: Diversified	0.4
Top Ten		4.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

23

Russell 2000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 2000 Value Index Fund*ETF
	Shares Net Asset Value	13.42%	12.35%	11.72%	$21,592
	Russell 2000 Value Index Fund*ETF
	Shares Market Price	13.32	12.42	11.72	21,589

• • • • • • • •	Russell 2000 Value Index	13.47	12.51	11.89	21,817

– – – –	Small-Cap Value Funds Average	11.02	11.80	11.24	20,957
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.00	24,851

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(7/13/2012)	Investment
Russell 2000 Value Index Fund Institutional
Shares	13.55%	12.46%	$9,135,559

Russell 2000 Value Index	13.47	12.48	9,144,209
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.62	10,071,923

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.

24

Russell 2000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares Market
Price	13.32%	79.57%	115.89%
Russell 2000 Value Index Fund ETF Shares Net
Asset Value	13.42	79.02	115.92
Russell 2000 Value Index	13.47	80.29	118.17

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		24.56%	13.21%	12.32%
Net Asset Value		24.78	13.22	12.34
Institutional Shares	7/13/2012	24.91	—	13.33

25

Russell 2000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary †		34,428	10.8%

Consumer Staples
Snyder’s-Lance Inc.	28,976	1,029	0.3%
Sanderson Farms Inc.	6,785	1,001	0.3%
Consumer Staples—Other †		5,319	1.7%
		7,349	2.3%

[1]Energy †		17,719	5.6%

Financial Services
* MGIC Investment Corp.	124,655	1,427	0.5%
Wintrust Financial Corp.	18,672	1,360	0.4%
Gramercy Property Trust	43,470	1,324	0.4%
Cousins Properties Inc.	141,524	1,323	0.4%
IBERIABANK Corp.	17,075	1,308	0.4%
Umpqua Holdings Corp.	74,564	1,305	0.4%
Healthcare Realty Trust Inc.	38,962	1,297	0.4%
CNO Financial Group Inc.	57,720	1,290	0.4%
Radian Group Inc.	72,939	1,276	0.4%
* Starwood Waypoint Homes	34,111	1,270	0.4%
Hancock Holding Co.	28,331	1,245	0.4%
Sunstone Hotel Investors Inc.	74,243	1,173	0.4%
Investors Bancorp Inc.	87,797	1,149	0.4%
United Bankshares Inc.	33,645	1,129	0.4%
LaSalle Hotel Properties	38,247	1,085	0.4%
Chemical Financial Corp.	23,808	1,081	0.3%
Stifel Financial Corp.	22,347	1,067	0.3%
UMB Financial Corp.	15,227	1,022	0.3%
Fulton Financial Corp.	57,866	1,010	0.3%

26

Russell 2000 Value Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Sterling Bancorp	44,244	993	0.3%
	MB Financial Inc.	24,897	990	0.3%
	Valley National Bancorp	87,380	978	0.3%
	Selective Insurance Group Inc.	19,361	976	0.3%
	Sabra Health Care REIT Inc.	44,227	966	0.3%
	Education Realty Trust Inc.	24,722	955	0.3%
	First Industrial Realty Trust Inc.	30,666	950	0.3%
	Washington Federal Inc.	30,320	948	0.3%
1	Financial Services—Other †		101,348	31.9%
			132,245	41.6%
Health Care
*	Bluebird Bio Inc.	9,174	1,145	0.4%
*	LivaNova plc	16,252	1,017	0.3%
	Health Care—Other †		16,295	5.1%
			18,457	5.8%
Materials & Processing
	Belden Inc.	14,104	1,087	0.4%
1	Materials & Processing—Other †		17,602	5.5%
			18,689	5.9%

[1,2]Other †			36	0.0%

Producer Durables
*	Darling Ingredients Inc.	55,124	959	0.3%
	Producer Durables—Other †		34,270	10.8%
			35,229	11.1%
Technology
*	Tech Data Corp.	10,859	1,198	0.4%
*	ViaSat Inc.	16,917	1,076	0.4%
*	CACI International Inc. Class A	8,191	1,063	0.3%
*	NetScout Systems Inc.	29,813	976	0.3%
	Technology—Other †		21,916	6.9%
			26,229	8.3%
Utilities
	IDACORP Inc.	17,154	1,526	0.5%
	WGL Holdings Inc.	17,416	1,467	0.5%
	Portland General Electric Co.	30,334	1,441	0.4%
	ALLETE Inc.	17,296	1,338	0.4%
	ONE Gas Inc.	17,582	1,323	0.4%
	Black Hills Corp.	18,101	1,274	0.4%
	Spire Inc.	15,920	1,218	0.4%
	New Jersey Resources Corp.	26,721	1,166	0.4%
	Southwest Gas Holdings Inc.	14,411	1,146	0.4%
	PNM Resources Inc.	26,918	1,141	0.4%
	Avista Corp.	21,605	1,111	0.3%
	NorthWestern Corp.	16,397	989	0.3%
	South Jersey Industries Inc.	26,818	962	0.3%
	Utilities—Other †		8,324	2.6%
			24,426	7.7%
Total Common Stocks (Cost $294,058)			314,807	99.1%[3]

27

Russell 2000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
[4,5] Vanguard Market Liquidity Fund	1.224%	20,643	2,065	0.7%

6U.S. Government and Agency Obligations †			100	0.0%
Total Temporary Cash Investments (Cost $2,164)			2,165	0.7%[3]
[7]Total Investments (Cost $296,222)			316,972	99.8%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			21
Receivables for Investment Securities Sold			2,834
Receivables for Accrued Income			308
Receivables for Capital Shares Issued			236
Variation Margin Receivable – Futures Contracts			24
Other Assets [5],[6]			95
Total Other Assets			3,518	1.1%
Liabilities
Payables for Investment Securities Purchased			(8)
Collateral for Securities on Loan			(2,139)
Payables for Capital Shares Redeemed			(52)
Payables to Vanguard			(76)
Other Liabilities			(582)
Total Liabilities			(2,857)	(0.9%)
Net Assets			317,633	100.0%

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	311,129
Undistributed Net Investment Income	1,146
Accumulated Net Realized Losses	(15,427)
Unrealized Appreciation (Depreciation)
Investment Securities	20,750
Futures Contracts	35
Net Assets	317,633

28

Russell 2000 Value Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 1,700,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	171,636
Net Asset Value Per Share—ETF Shares	$100.96

Institutional Shares—Net Assets
Applicable to 733,175 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	145,997
Net Asset Value Per Share—Institutional Shares	$199.13

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Security value determined using significant unobservable inputs.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and -0.1%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $2,139,000 of collateral received for securities on loan, of which $75,000 is held in cash.
6 Securities with a value of $100,000 and cash of $20,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $1,984,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2017	35	2,458	35

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 2000 Value Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	5,607
Interest[1]	12
Securities Lending—Net	383
Total Income	6,002
Expenses
The Vanguard Group—Note B
Investment Advisory Services	63
Management and Administrative—ETF Shares	183
Management and Administrative—Institutional Shares	9
Marketing and Distribution—ETF Shares	10
Marketing and Distribution—Institutional Shares	7
Custodian Fees	120
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	14
Shareholders’ Reports and Proxy—Institutional Shares	—
Total Expenses	438
Net Investment Income	5,564
Realized Net Gain (Loss)
Investment Securities Sold[1]	16,351
Futures Contracts	314
Realized Net Gain (Loss)	16,665
Change in Unrealized Appreciation (Depreciation)
Investment Securities	13,395
Futures Contracts	39
Change in Unrealized Appreciation (Depreciation)	13,434
Net Increase (Decrease) in Net Assets Resulting from Operations	35,663

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $7,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 2000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,564	3,730
Realized Net Gain (Loss)	16,665	1,305
Change in Unrealized Appreciation (Depreciation)	13,434	23,037
Net Increase (Decrease) in Net Assets Resulting from Operations	35,663	28,072
Distributions
Net Investment Income
ETF Shares	(2,681)	(2,075)
Institutional Shares	(2,873)	(2,259)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(5,554)	(4,334)
Capital Share Transactions
ETF Shares	36,580	35,395
Institutional Shares	1,757	45,812
Net Increase (Decrease) from Capital Share Transactions	38,337	81,207
Total Increase (Decrease)	68,446	104,945
Net Assets
Beginning of Period	249,187	144,242
End of Period[1]	317,633	249,187

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,146,000 and $1,127,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 2000 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$90.64	$81.88	$87.76	$75.48	$61.97
Investment Operations
Net Investment Income	1.736[1]	1.561	1.530	1.284	1.639
Net Realized and Unrealized Gain (Loss)
on Investments	10.358	9.305	(5.907)	12.219	13.109
Total from Investment Operations	12.094	10.866	(4.377)	13.503	14.748
Distributions
Dividends from Net Investment Income	(1.774)	(2.106)	(1.503)	(1.223)	(1.238)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.774)	(2.106)	(1.503)	(1.223)	(1.238)
Net Asset Value, End of Period	$100.96	$90.64	$81.88	$87.76	$75.48

Total Return	13.42%	13.62%	-5.10%	17.92%	24.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$172	$120	$74	$70	$45
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.76%	2.02%	1.80%	1.83%	2.12%
Portfolio Turnover Rate [2]	36%	31%	28%	36%	60%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 2000 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$178.76	$161.59	$173.15	$148.87	$122.12
Investment Operations
Net Investment Income	3.737[1]	3.265	3.195	2.724	3.360
Net Realized and Unrealized Gain (Loss)
on Investments	20.356	18.355	(11.619)	24.103	25.888
Total from Investment Operations	24.093	21.620	(8.424)	26.827	29.248
Distributions
Dividends from Net Investment Income	(3.723)	(4.450)	(3.136)	(2.547)	(2.498)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.723)	(4.450)	(3.136)	(2.547)	(2.498)
Net Asset Value, End of Period	$199.13	$178.76	$161.59	$173.15	$148.87

Total Return	13.55%	13.76%	-4.97%	18.07%	24.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$146	$129	$71	$82	$51
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.88%	2.14%	1.92%	1.95%	2.24%
Portfolio Turnover Rate[2]	36%	31%	28%	36%	60%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Russell 2000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period

34

Russell 2000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

35

Russell 2000 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $21,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	314,785	—	22
Temporary Cash Investments	2,065	100	—
Futures Contracts—Assets[1]	24	—	—
Total	316,874	100	22
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect

36

Russell 2000 Value Index Fund

their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $19,954,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $1,231,000 of ordinary income available for distribution. The fund had available capital losses totaling $15,392,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $296,252,000. Net unrealized appreciation of investment securities for tax purposes was $20,720,000, consisting of unrealized gains of $42,435,000 on securities that had risen in value since their purchase and $21,715,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $204,409,000 of investment securities and sold $166,737,000 of investment securities, other than temporary cash investments. Purchases and sales include $90,203,000 and $57,379,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	95,420	950	67,427	825
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(58,840)	(575)	(32,032)	(400)
Net Increase (Decrease)—ETF Shares	36,580	375	35,395	425
Institutional Shares
Issued	39,675	198	69,100	433
Issued in Lieu of Cash Distributions	2,511	13	2,218	14
Redeemed	(40,429)	(200)	(25,506)	(161)
Net Increase (Decrease)—Institutional Shares	1,757	11	45,812	286

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

37

Russell 2000 Growth Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWG	VRTGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	0.51%	0.62%

Volatility Measures
		DJ
		U.S. Total
	Russell 2000	Market
	Growth Index	FA Index
R-Squared	1.00	0.75
Beta	1.00	1.28

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	1,186	1,160	3,769
Median Market Cap	$2.2B	$2.2B	$63.1B
Price/Earnings Ratio	23.7x	23.7x	21.6x
Price/Book Ratio	4.0x	4.0x	2.8x
Return on Equity	9.3%	9.3%	15.1%
Earnings Growth Rate	11.1%	11.0%	9.4%
Dividend Yield	0.7%	0.7%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	34%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	15.2%	15.2%	13.6%
Consumer Staples	2.2	2.3	6.7
Energy	0.9	0.9	5.3
Financial Services	10.7	10.6	21.1
Health Care	25.0	25.0	13.9
Materials & Processing	8.0	8.0	3.6
Other	0.1	0.0	0.5
Producer Durables	15.7	15.8	10.8
Technology	19.8	19.8	19.2
Utilities	2.4	2.4	5.3

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Kite Pharma Inc.	Biotechnology	0.9%
Catalent Inc.	Pharmaceuticals	0.5
GrubHub Inc.	Computer Services
	Software & Systems	0.5
Aspen Technology Inc.	Computer Services
	Software & Systems	0.5
Exact Sciences Corp.	Biotechnology	0.5
MKS Instruments Inc.	Production
	Technology
	Equipment	0.4
PAREXEL International
Corp.	Medical Services	0.4
Fair Isaac Corp.	Financial Data &
	Systems	0.4
Medidata Solutions Inc.	Health Care Services	0.4
Littelfuse Inc.	Scientific
	Instruments:
	Electrical	0.4
Top Ten		4.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

38

Russell 2000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 2000 Growth Index Fund*ETF
	Shares Net Asset Value	16.39%	13.76%	13.62%	$24,279
	Russell 2000 Growth Index Fund*ETF
	Shares Market Price	16.51	13.76	13.63	24,285

• • • • • • • •	Russell 2000 Growth Index	16.39	13.75	13.65	24,324

– – – –	Small-Cap Growth Funds Average	15.61	12.16	12.28	22,352
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.00	24,851

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(5/25/2011)	Investment
Russell 2000 Growth Index Fund
Institutional Shares	16.53%	13.90%	10.96%	$9,598,398

Russell 2000 Growth Index	16.39	13.75	10.86	9,539,354
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	12.52	10,474,413

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.

39

Russell 2000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares Market
Price	16.51%	90.53%	142.85%
Russell 2000 Growth Index Fund ETF Shares Net
Asset Value	16.39	90.53	142.79
Russell 2000 Growth Index	16.39	90.41	143.24

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		24.37%	14.00%	13.86%
Net Asset Value		24.40	13.99	13.86
Institutional Shares	5/25/2011	24.55	14.13	11.15

40

Russell 2000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Grand Canyon Education Inc.	26,722	2,193	0.4%
Texas Roadhouse Inc. Class A	38,167	1,811	0.3%
* Stamps.com Inc.	9,038	1,729	0.3%
Consumer Discretionary—Other †		79,585	14.1%
		85,318	15.1%

Consumer Staples †		12,625	2.2%

Energy †		4,998	0.9%

Financial Services
Fair Isaac Corp.	17,521	2,466	0.4%
Primerica Inc.	25,952	1,987	0.4%
Evercore Inc. Class A	23,293	1,757	0.3%
Financial Services—Other †		53,518	9.5%
		59,728	10.6%
Health Care
* Kite Pharma Inc.	27,888	4,964	0.9%
* Catalent Inc.	71,786	2,964	0.5%
* Exact Sciences Corp.	62,638	2,624	0.5%
* PAREXEL International Corp.	28,637	2,517	0.5%
* Medidata Solutions Inc.	32,160	2,411	0.4%
HealthSouth Corp.	50,858	2,327	0.4%
* Masimo Corp.	25,558	2,157	0.4%
* PRA Health Sciences Inc.	27,859	2,156	0.4%
* Insulet Corp.	33,186	1,927	0.4%
* Clovis Oncology Inc.	24,703	1,879	0.3%
* INC Research Holdings Inc. Class A	31,146	1,828	0.3%

41

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
*	FibroGen Inc.	37,744	1,819	0.3%
*	NuVasive Inc.	28,949	1,809	0.3%
*	Integra LifeSciences Holdings Corp.	35,131	1,791	0.3%
*	Nektar Therapeutics Class A	84,603	1,779	0.3%
	Chemed Corp.	8,960	1,768	0.3%
*	Wright Medical Group NV	59,647	1,766	0.3%
	Health Care—Other †		101,850	18.1%
			140,336	24.9%
Materials & Processing
*	Louisiana-Pacific Corp.	77,895	1,985	0.4%
	Sensient Technologies Corp.	25,219	1,820	0.3%
*	Summit Materials Inc. Class A	61,042	1,803	0.3%
	Materials & Processing—Other †		39,348	7.0%
			44,956	8.0%

[1,2]Other †			327	0.1%

Producer Durables
	Littelfuse Inc.	12,838	2,390	0.4%
	MAXIMUS Inc.	36,590	2,224	0.4%
	Woodward Inc.	30,336	2,130	0.4%
	Healthcare Services Group Inc.	40,626	2,080	0.4%
	Brink’s Co.	26,146	2,051	0.4%
	Deluxe Corp.	27,614	1,915	0.3%
	Curtiss-Wright Corp.	18,836	1,824	0.3%
	Producer Durables—Other †		73,814	13.1%
			88,428	15.7%
Technology
*	GrubHub Inc.	49,003	2,798	0.5%
*	Aspen Technology Inc.	42,739	2,703	0.5%
	MKS Instruments Inc.	30,726	2,530	0.4%
	Monolithic Power Systems Inc.	22,736	2,304	0.4%
	Blackbaud Inc.	27,171	2,294	0.4%
*	EPAM Systems Inc.	28,010	2,278	0.4%
*	Proofpoint Inc.	24,512	2,249	0.4%
*	Cirrus Logic Inc.	36,776	2,132	0.4%
*	Paycom Software Inc.	28,119	2,098	0.4%
*	Entegris Inc.	81,036	2,062	0.4%
*	Lumentum Holdings Inc.	34,773	1,977	0.4%
*	Yelp Inc. Class A	44,325	1,888	0.3%
*	Integrated Device Technology Inc.	76,362	1,887	0.3%
	Science Applications International Corp.	24,988	1,846	0.3%
*	Silicon Laboratories Inc.	23,928	1,816	0.3%
*	Ciena Corp.	80,513	1,740	0.3%
	Technology—Other †		76,659	13.6%
			111,261	19.7%
Utilities
	j2 Global Inc.	26,485	1,994	0.3%
	Utilities—Other †		11,607	2.1%
			13,601	2.4%
Total Common Stocks (Cost $496,122)			561,578	99.6%[3]

42

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	1.224%	83,721	8,373	1.5%

6U.S. Government and Agency Obligations †			200	0.0%
Total Temporary Cash Investments (Cost $8,572)			8,573	1.5%[3]
[7]Total Investments (Cost $504,694)			570,151	101.1%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			36
Receivables for Accrued Income			286
Receivables for Capital Shares Issued			527
Variation Margin Receivable – Futures Contracts			21
Other Assets [5]			331
Total Other Assets			1,201	0.2%
Liabilities
Payables for Investment Securities Purchased			(2)
Collateral for Securities on Loan			(7,237)
Payables for Capital Shares Redeemed			(49)
Payables to Vanguard			(137)
Total Liabilities			(7,425)	(1.3%)
Net Assets			563,927	100.0%

At August 31, 2017, net assets consisted of:

				Amount
				($000)
Paid-in Capital				542,823
Undistributed Net Investment Income				775
Accumulated Net Realized Losses				(45,094)
Unrealized Appreciation (Depreciation)
Investment Securities				65,457
Futures Contracts				(34)
Net Assets				563,927

43

Russell 2000 Growth Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 1,575,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	194,140
Net Asset Value Per Share—ETF Shares	$123.26

Institutional Shares—Net Assets
Applicable to 1,574,881 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	369,787
Net Asset Value Per Share—Institutional Shares	$234.80

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Security value determined using significant unobservable inputs.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.1%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $7,237,000 of collateral received for securities on loan, of which $327,000 is held in cash.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $6,797,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2017	31	2,177	(34)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 2000 Growth Index Fund

Statement of Operations

Year Ended
August 31,2017
($000)
Investment Income
Income
Dividends	4,144
Interest[1]	26
Securities Lending—Net	606
Total Income	4,776
Expenses
The Vanguard Group—Note B
Investment Advisory Services	96
Management and Administrative—ETF Shares	247
Management and Administrative—Institutional Shares	96
Marketing and Distribution—ETF Shares	11
Marketing and Distribution—Institutional Shares	16
Custodian Fees	65
Auditing Fees	32
Shareholders’ Reports and Proxy—ETF Shares	17
Shareholders’ Reports and Proxy—Institutional Shares	1
Total Expenses	581
Net Investment Income	4,195
Realized Net Gain (Loss)
Investment Securities Sold[1]	11,536
Futures Contracts	375
Realized Net Gain (Loss)	11,911
Change in Unrealized Appreciation (Depreciation)
Investment Securities	53,732
Futures Contracts	(77)
Change in Unrealized Appreciation (Depreciation)	53,655
Net Increase (Decrease) in Net Assets Resulting from Operations	69,761

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $23,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 2000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,195	3,938
Realized Net Gain (Loss)	11,911	(1,392)
Change in Unrealized Appreciation (Depreciation)	53,655	6,601
Net Increase (Decrease) in Net Assets Resulting from Operations	69,761	9,147
Distributions
Net Investment Income
ETF Shares	(1,648)	(1,472)
Institutional Shares	(2,980)	(2,744)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,628)	(4,216)
Capital Share Transactions
ETF Shares	25,090	(6,957)
Institutional Shares	110,695	29,431
Net Increase (Decrease) from Capital Share Transactions	135,785	22,474
Total Increase (Decrease)	200,918	27,405
Net Assets
Beginning of Period	363,009	335,604
End of Period[1]	563,927	363,009

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $775,000 and $1,208,000.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 2000 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$106.98	$104.34	$99.83	$85.58	$67.37
Investment Operations
Net Investment Income	. 961[1]	. 989.680		.646	.699
Net Realized and Unrealized Gain (Loss)
on Investments	16.455	2.721	4.471	14.153	18.073
Total from Investment Operations	17.416	3.710	5.151	14.799	18.772
Distributions
Dividends from Net Investment Income	(1.136)	(1.070)	(.641)	(.549)	(.562)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.136)	(1.070)	(.641)	(.549)	(.562)
Net Asset Value, End of Period	$123.26	$106.98	$104.34	$99.83	$85.58

Total Return	16.39%	3.62%	5.17%	17.30%	28.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$194	$144	$149	$100	$68
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.83%	0.99%	0.67%	0.60%	0.96%
Portfolio Turnover Rate[2]	34%	33%	34%	35%	50%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 2000 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$203.79	$198.85	$190.26	$162.99	$128.23
Investment Operations
Net Investment Income	2.102[1]	2.121	1.478	1.412	1.412
Net Realized and Unrealized Gain (Loss)
on Investments	31.338	5.185	8.565	26.992	34.504
Total from Investment Operations	33.440	7.306	10.043	28.404	35.916
Distributions
Dividends from Net Investment Income	(2.430)	(2.366)	(1.453)	(1.134)	(1.156)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.430)	(2.366)	(1.453)	(1.134)	(1.156)
Net Asset Value, End of Period	$234.80	$203.79	$198.85	$190.26	$162.99

Total Return	16.53%	3.74%	5.29%	17.44%	28.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$370	$219	$187	$171	$185
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	0.95%	1.11%	0.79%	0.72%	1.08%
Portfolio Turnover Rate[2]	34%	33%	34%	35%	50%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Russell 2000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and accountt-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

49

Russell 2000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

50

Russell 2000 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $36,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	561,409	—	169
Temporary Cash Investments	8,373	200	—
Futures Contracts—Liabilities[1]	21	—	—
Total	569,803	200	169
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

51

Russell 2000 Growth Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $7,616,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $889,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $4,220,000 to offset taxable capital gains realized during the year ended August 31, 2017. The fund had available capital losses totaling $45,127,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $504,704,000. Net unrealized appreciation of investment securities for tax purposes was $65,447,000, consisting of unrealized gains of $95,563,000 on securities that had risen in value since their purchase and $30,116,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $316,321,000 of investment securities and sold $181,833,000 of investment securities, other than temporary cash investments. Purchases and sales include $48,434,000 and $23,224,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	48,370	425	125,137	1,275
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(23,280)	(200)	(132,094)	(1,350)
Net Increase (Decrease)—ETF Shares	25,090	225	(6,957)	(75)
Institutional Shares
Issued	142,467	647	152,112	788
Issued in Lieu of Cash Distributions	2,980	14	2,744	14
Redeemed	(34,752)	(159)	(125,425)	(669)
Net Increase (Decrease)—Institutional Shares	110,695	502	29,431	133

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund: In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 13, 2017

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Special 2017 tax information (unaudited) for Vanguard Russell 2000 Index Funds

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 2000 Index Fund	13,747
Russell 2000 Value Index Fund	3,688
Russell 2000 Growth Index Fund	3,273

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 2000 Index Fund	69.0%
Russell 2000 Value Index Fund	66.1
Russell 2000 Growth Index Fund	78.8

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 2000 Index Funds
Periods Ended August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Index Fund ETF Shares
Returns Before Taxes	14.94%	13.16%	12.78%
Returns After Taxes on Distributions	14.47	12.73	12.42
Returns After Taxes on Distributions and Sale of
Fund Shares	8.64	10.42	10.33

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares
Returns Before Taxes	13.42%	12.35%	11.72%
Returns After Taxes on Distributions	12.79	11.74	11.21
Returns After Taxes on Distributions and Sale of
Fund Shares	7.83	9.68	9.36

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares
Returns Before Taxes	16.39%	13.76%	13.62%
Returns After Taxes on Distributions	16.04	13.52	13.44
Returns After Taxes on Distributions and Sale of
Fund Shares	9.40	11.00	11.13

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,020.63	$0.71
Institutional Shares	1,000.00	1,021.04	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$979.56	$0.95
Institutional Shares	1,000.00	980.20	0.40
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,063.85	$0.99
Institutional Shares	1,000.00	1,064.51	0.42
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,024.50	$0.71
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,024.25	$0.97
Institutional Shares	1,000.00	1,024.80	0.41
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.25	$0.97
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.14% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index
Fund, 0.19% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.19% for ETF Shares and
0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund, and Vanguard Russell 2000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

58

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

60

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The Russell Indexes and Russell® are registered
Direct Investor Account Services > 800-662-2739	trademarks of Russell Investments and have been
licensed for use by The Vanguard Group, Inc. The
Institutional Investor Services > 800-523-1036	products are not sponsored, endorsed, sold, or
Text Telephone for People	promoted by Russell Investments and Russell
Who Are Deaf or Hard of Hearing> 800-749-7273	Investments makes no representation regarding the
advisability of investing in the products.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18510 102017

Annual Report | August 31, 2017

Vanguard Russell 3000 Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Russell 3000 Index Fund, which represents the broad U.S. stock market, returned about 16% for the 12 months ended August 31, 2017. The fund’s return was in line with that of its benchmark index and exceeded the average return of its multicapitalization core peers.

• In general for the period, large-cap stocks outperformed small-caps. Value stocks, which performed well in late 2016, lagged their growth counterparts in 2017 and trailed over the 12-month period.

• Amid a broad stock market rally, eight of the Russell 3000 Index Fund’s nine industry sectors produced positive results. Technology and financial services stocks, which account for about 40% of the index, contributed most to performance, followed by producer durables and health care.

• The energy sector was the lone detractor from returns.

Total Returns: Fiscal Year Ended August 31, 2017
Total
Returns
Vanguard Russell 3000 Index Fund
ETF Shares
Market Price	15.88%
Net Asset Value	15.92
Institutional Shares	16.00
Russell 3000 Index	16.06
Multi-Cap Core Funds Average	13.97

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through August 31, 2017
Average
Annual Return
Russell 3000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	13.86%
Russell 3000 Index	14.03
Multi-Cap Core Funds Average	11.48
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 3000 Index Fund	0.15%	0.08%	1.12%

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the fund’s expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity.

Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

3

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

4

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

5

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

6

Russell 3000 Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTHR	VRTTX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.75%	1.81%

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	1.00

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Number of Stocks	2,843	2,980	3,769
Median Market Cap	$63.5B	$63.5B	$63.1B
Price/Earnings Ratio	21.6x	21.6x	21.6x
Price/Book Ratio	2.8x	2.8x	2.8x
Return on Equity	15.1%	15.1%	15.1%
Earnings Growth Rate	9.4%	9.4%	9.4%
Dividend Yield	1.8%	1.8%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	16%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	FA Index
Consumer Discretionary	13.6%	13.6%	13.6%
Consumer Staples	6.7	6.7	6.7
Energy	5.3	5.3	5.3
Financial Services	21.1	21.1	21.1
Health Care	14.0	14.0	13.9
Materials & Processing	3.9	3.9	3.6
Other	0.0	0.0	0.5
Producer Durables	10.8	10.8	10.8
Technology	19.3	19.3	19.2
Utilities	5.3	5.3	5.3

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	3.3%
Alphabet Inc.	Computer Services
	Software & Systems	2.2
Microsoft Corp.	Computer Services
	Software & Systems	2.2
Facebook Inc.	Computer Services
	Software & Systems	1.6
Amazon.com Inc.	Diversified Retail	1.5
Johnson & Johnson	Pharmaceuticals	1.4
Berkshire Hathaway Inc. Insurance: Multi-Line		1.4
Exxon Mobil Corp.	Oil: Integrated	1.3
JPMorgan Chase & Co.	Diversified Financial
	Services	1.3
Bank of America Corp.	Banks: Diversified	0.9
Top Ten		17.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

7

Russell 3000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 3000 Index Fund*ETF Shares
	Net Asset Value	15.92%	14.09%	13.86%	$24,635
	Russell 3000 Index Fund*ETF Shares
	Market Price	15.88	14.18	13.86	24,631

• • • • • • •	Russell 3000 Index	16.06	14.27	14.03	24,889

– – – –	Multi-Cap Core Funds Average	13.97	12.20	11.48	21,270
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.05	14.19	14.00	24,851

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/1/2010)	Investment

Russell 3000 Index Fund Institutional Shares	16.00%	14.17%	13.52%	$11,891,252

Russell 3000 Index	16.06	14.27	13.61	11,953,587
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.05	14.19	13.58	11,933,116

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Russell 3000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 3000 Index Fund ETF Shares Market Price	15.88%	94.11%	146.31%
Russell 3000 Index Fund ETF Shares Net Asset
Value	15.92	93.33	146.35
Russell 3000 Index	16.06	94.81	148.89

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2017

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		18.31%	14.41%	13.89%
Net Asset Value		18.36	14.41	13.89
Institutional Shares	11/1/2010	18.44	14.49	13.54

9

Russell 3000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	17,088	16,757	1.5%
Comcast Corp. Class A	202,321	8,216	0.8%
Home Depot Inc.	51,557	7,727	0.7%
Walt Disney Co.	67,329	6,814	0.6%
McDonald’s Corp.	35,095	5,614	0.5%
Wal-Mart Stores Inc.	62,763	4,900	0.4%
* Priceline Group Inc.	2,113	3,913	0.4%
Consumer Discretionary—Other †		94,633	8.6%
		148,574	13.5%
Consumer Staples
Procter & Gamble Co.	110,580	10,203	0.9%
Philip Morris International Inc.	66,614	7,789	0.7%
Coca-Cola Co.	166,211	7,571	0.7%
PepsiCo Inc.	61,883	7,162	0.7%
Altria Group Inc.	84,267	5,343	0.5%
Consumer Staples—Other †		35,367	3.2%
		73,435	6.7%
Energy
Exxon Mobil Corp.	182,668	13,943	1.3%
Chevron Corp.	81,459	8,767	0.8%
Schlumberger Ltd.	59,417	3,774	0.3%
Energy—Other †		31,601	2.9%
		58,085	5.3%
Financial Services
* Berkshire Hathaway Inc. Class B	83,427	15,114	1.4%
JPMorgan Chase & Co.	152,612	13,871	1.3%
Bank of America Corp.	428,321	10,233	0.9%
Wells Fargo & Co.	193,316	9,873	0.9%

10

Russell 3000 Index Fund

Market	Percentage
Value•	of Net
Shares	($000)	Assets
Visa Inc. Class A	79,553	8,235	0.7%
Citigroup Inc.	119,196	8,109	0.7%
Mastercard Inc. Class A	40,612	5,414	0.5%
1	Financial Services—Other †	160,253	14.6%
231,102	21.0%
Health Care
Johnson & Johnson	115,923	15,345	1.4%
Pfizer Inc.	253,969	8,615	0.8%
UnitedHealth Group Inc.	41,213	8,197	0.7%
Merck & Co. Inc.	117,433	7,499	0.7%
Amgen Inc.	31,650	5,626	0.5%
AbbVie Inc.	68,392	5,150	0.5%
Medtronic plc	59,003	4,757	0.4%
Gilead Sciences Inc.	55,793	4,670	0.4%
*	Celgene Corp.	33,205	4,613	0.4%
Bristol-Myers Squibb Co.	70,612	4,271	0.4%
Health Care—Other †	84,611	7.7%
153,354	13.9%

[1]Materials & Processing †	42,635	3.9%

[1,2]Other †	36	0.0%

Producer Durables
General Electric Co.	372,945	9,156	0.8%
Boeing Co.	24,366	5,840	0.5%
3M Co.	25,211	5,151	0.5%
Honeywell International Inc.	32,699	4,521	0.4%
United Technologies Corp.	32,376	3,876	0.4%
Producer Durables—Other †	89,803	8.2%
118,347	10.8%
Technology
Apple Inc.	224,210	36,770	3.3%
Microsoft Corp.	322,449	24,110	2.2%
*	Facebook Inc. Class A	100,191	17,230	1.6%
*	Alphabet Inc. Class A	13,030	12,447	1.1%
*	Alphabet Inc. Class C	12,737	11,964	1.1%
Intel Corp.	202,552	7,104	0.6%
Cisco Systems Inc.	214,761	6,917	0.6%
Oracle Corp.	123,513	6,216	0.6%
International Business Machines Corp.	36,984	5,290	0.5%
Broadcom Ltd.	17,009	4,287	0.4%
NVIDIA Corp.	24,269	4,112	0.4%
Technology—Other †	74,639	6.8%
211,086	19.2%
Utilities
AT&T Inc.	263,865	9,884	0.9%
Verizon Communications Inc.	175,038	8,397	0.8%
Utilities—Other †	39,591	3.6%
57,872	5.3%
Total Common Stocks (Cost $931,313)	1,094,526	99.6%[3]

11

Russell 3000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	1.224%	23,528	2,353	0.2%

6U.S. Government and Agency Obligations †			300	0.1%
Total Temporary Cash Investments (Cost $2,652)			2,653	0.3%[3]
[7]Total Investments (Cost $933,965)			1,097,179	99.9%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			70
Receivables for Investment Securities Sold			1
Receivables for Accrued Income			2,195
Receivables for Capital Shares Issued			21
Variation Margin Receivable — Futures Contracts			23
Other Assets [5]			92
Total Other Assets			2,402	0.2%
Liabilities
Payables for Investment Securities Purchased			(3)
Collateral for Securities on Loan			(419)
Payables for Capital Shares Redeemed			(130)
Payables to Vanguard			(306)
Total Liabilities			(858)	(0.1%)
Net Assets			1,098,723	100.0%

At August 31, 2017, net assets consisted of:
				Amount
				($000)
Paid-in Capital				956,032
Undistributed Net Investment Income				4,336
Accumulated Net Realized Losses				(24,929)
Unrealized Appreciation (Depreciation)
Investment Securities				163,214
Futures Contracts				70
Net Assets				1,098,723

12

Russell 3000 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 3,025,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	343,388
Net Asset Value Per Share—ETF Shares	$113.52

Institutional Shares—Net Assets
Applicable to 3,437,738 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	755,335
Net Asset Value Per Share—Institutional Shares	$219.72

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are valued using significant unobservable inputs.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $419,000 of collateral received for securities on loan, of which $414,000 is held in Vanguard Market Liquidity Fund and $5,000 is held in cash.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $389,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2017	32	3,952	70

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 3000 Index Fund

Statement of Operations

Year Ended
August31,2017
($000)
Investment Income
Income
Dividends	23,281
Interest[1]	25
Securities Lending—Net	117
Total Income	23,423
Expenses
The Vanguard Group—Note B
Investment Advisory Services	236
Management and Administrative—ETF Shares	307
Management and Administrative—Institutional Shares	297
Marketing and Distribution—ETF Shares	21
Marketing and Distribution—Institutional Shares	34
Custodian Fees	212
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	12
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,153
Net Investment Income	22,270
Realized Net Gain (Loss)
Investment Securities Sold[1]	52,086
Futures Contracts	528
Realized Net Gain (Loss)	52,614
Change in Unrealized Appreciation (Depreciation)
Investment Securities	96,868
Futures Contracts	46
Change in Unrealized Appreciation (Depreciation)	96,914
Net Increase (Decrease) in Net Assets Resulting from Operations	171,798

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $24,000 and ($2,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 3000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,270	20,351
Realized Net Gain (Loss)	52,614	37,590
Change in Unrealized Appreciation (Depreciation)	96,914	58,583
Net Increase (Decrease) in Net Assets Resulting from Operations	171,798	116,524
Distributions
Net Investment Income
ETF Shares	(5,670)	(3,948)
Institutional Shares	(16,819)	(15,210)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(22,489)	(19,158)
Capital Share Transactions
ETF Shares	21,046	90,853
Institutional Shares	(200,208)	(16,462)
Net Increase (Decrease) from Capital Share Transactions	(179,162)	74,391
Total Increase (Decrease)	(29,853)	171,757
Net Assets
Beginning of Period	1,128,576	956,819
End of Period[1]	1,098,723	1,128,576

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,336,000 and $4,554,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 3000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$99.77	$91.43	$92.82	$75.79	$64.28
Investment Operations
Net Investment Income	1.980[1]	1.850	1.649	1.485	1.313
Net Realized and Unrealized Gain (Loss)
on Investments	13.722	8.248	(1.396)	17.004	11.484
Total from Investment Operations	15.702	10.098	.253	18.489	12.797
Distributions
Dividends from Net Investment Income	(1.952)	(1.758)	(1.643)	(1.459)	(1.287)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.952)	(1.758)	(1.643)	(1.459)	(1.287)
Net Asset Value, End of Period	$113.52	$99.77	$91.43	$92.82	$75.79

Total Return	15.92%	11.20%	0.21%	24.58%	20.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$343	$282	$169	$121	$76
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.85%	1.98%	1.76%	1.77%	2.03%
Portfolio Turnover Rate[2]	16%	8%	4%	8%	16%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 3000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$193.10	$176.98	$179.64	$146.68	$124.40
Investment Operations
Net Investment Income	3.952[1]	3.689	3.318	2.986	2.630
Net Realized and Unrealized Gain (Loss)
on Investments	26.583	15.965	(2.689)	32.903	22.226
Total from Investment Operations	30.535	19.654	.629	35.889	24.856
Distributions
Dividends from Net Investment Income	(3.915)	(3.534)	(3.289)	(2.929)	(2.576)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.915)	(3.534)	(3.289)	(2.929)	(2.576)
Net Asset Value, End of Period	$219.72	$193.10	$176.98	$179.64	$146.68

Total Return	16.00%	11.28%	0.30%	24.66%	20.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$755	$847	$788	$600	$426
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.92%	2.05%	1.83%	1.84%	2.10%
Portfolio Turnover Rate[2]	16%	8%	4%	8%	16%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 3000 Index Fund

Notes to Financial Statements

Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

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Russell 3000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

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Russell 3000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $70,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,094,497	—	29
Temporary Cash Investments	2,353	300	—
Futures Contracts—Assets[1]	23	—	—
Total	1,096,873	300	29
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect

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Russell 3000 Index Fund

their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $54,845,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $4,605,000 of ordinary income available for distribution. The fund had available capital losses totaling $24,860,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $933,980,000. Net unrealized appreciation of investment securities for tax purposes was $163,199,000, consisting of unrealized gains of $211,639,000 on securities that had risen in value since their purchase and $48,440,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $246,030,000 of investment securities and sold $424,812,000 of investment securities, other than temporary cash investments. Purchases and sales include $59,981,000 and $187,368,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	212,775	1,925	356,389	3,775
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(191,729)	(1,725)	(265,536)	(2,800)
Net Increase (Decrease)—ETF Shares	21,046	200	90,853	975
Institutional Shares
Issued	100,395	493	203,851	1,138
Issued in Lieu of Cash Distributions	16,428	81	14,875	83
Redeemed	(317,031)	(1,521)	(235,188)	(1,287)
Net Increase (Decrease)—Institutional Shares	(200,208)	(947)	(16,462)	(66)

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 3000 Index Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 17, 2017

Special 2017 tax information (unaudited) for Vanguard Russell 3000 Index Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $22,489,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 91.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 3000 Index Fund ETF Shares
Periods Ended August 31, 2017
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Returns Before Taxes	15.92%	14.09%	13.86%
Returns After Taxes on Distributions	15.41	13.62	13.45
Returns After Taxes on Distributions and Sale of
Fund Shares	9.37	11.26	11.31

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Russell 3000 Index Fund	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,051.62	$0.72
Institutional Shares	1,000.00	1,051.96	0.41
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.50	$0.71
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception in 2010, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and

Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley Gregory Davis John James Martha G. King John T. Marcante	Chris D. McIsaac James M. Norris Thomas M. Rampulla Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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request in either of two ways: via email addressed to
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18540 102017

Annual Report | August 31, 2017

Vanguard Sector Bond Index Funds

Vanguard Short-Term Government Bond Index Fund

Vanguard Intermediate-Term Government Bond Index Fund

Vanguard Long-Term Government Bond Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	6
Short-Term Government Bond Index Fund.	10
Intermediate-Term Government Bond Index Fund.	27
Long-Term Government Bond Index Fund.	45
Short-Term Corporate Bond Index Fund.	62
Intermediate-Term Corporate Bond Index Fund.	80
Long-Term Corporate Bond Index Fund.	98
Mortgage-Backed Securities Index Fund.	117
About Your Fund’s Expenses.	138
Trustees Approve Advisory Arrangements.	141
Glossary.	143

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Bond yields across the maturity spectrum closed higher for the 12 months ended August 31, 2017. Federal Reserve rate hikes pushed up short-term yields, and longer-term yields climbed early in the fiscal year on optimism about stronger growth and higher inflation.

• The resulting decline in bond prices detracted from the returns of the funds in this report, which ranged from about 2% for Vanguard Intermediate-Term Corporate Bond Index Fund to about –5.6% for Vanguard Long-Term Government Bond Index Fund. The funds performed in line with their benchmarks but mostly lagged their peer groups.

• Please note that the names of the three Vanguard Government Bond Index Funds will change in the fourth quarter of 2017 to Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, and Vanguard Long-Term Treasury Index Fund. Their benchmarks will also change to reflect the funds’ narrower focus.

Total Returns: Fiscal Year Ended August 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Government Bond Index Fund
ETF Shares	1.28%
Market Price				0.51%
Net Asset Value				0.50
Admiral™ Shares	1.28	0.96%	-0.43%	0.53
Institutional Shares	1.31	0.97	-0.41	0.56
Bloomberg Barclays U.S. 1–3 Year Government Float
Adjusted Index				0.56
Short U.S. Government Funds Average				0.51
Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Government Bond Index Fund
ETF Shares	1.77%
Market Price				-0.22%
Net Asset Value				-0.21
Admiral Shares	1.77	1.56%	-1.75%	-0.19
Institutional Shares	1.79	1.57	-1.78	-0.21
Bloomberg Barclays U.S. 3–10 Year Government Float
Adjusted Index				-0.22
Intermediate U.S. Government Funds Average				-0.05

Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Government Bond Index Fund
ETF Shares	2.63%
Market Price				-5.65%
Net Asset Value				-5.63
Admiral Shares	2.63	2.41%	-8.03%	-5.62
Institutional Shares	2.65	2.43	-8.03	-5.60
Bloomberg Barclays U.S. Long Government Float
Adjusted Index				-5.61
General U.S. Government Funds Average				-0.86
General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Short-Term Corporate Bond Index Fund
ETF Shares	2.12%
Market Price				1.75%
Net Asset Value				1.84
Admiral Shares	2.12	2.20%	-0.37%	1.83
Institutional Shares	2.13	2.21	-0.37	1.84
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index				2.03
Short-Intermediate Investment-Grade Debt Funds
Average				1.28
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Corporate Bond Index Fund
ETF Shares	3.09%
Market Price				2.00%
Net Asset Value				1.98
Admiral Shares	3.09	3.24%	-1.25%	1.99
Institutional Shares	3.10	3.25	-1.24	2.01
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index				2.30
Core Bond Funds Average				0.85
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Corporate Bond Index Fund
ETF Shares	4.14%
Market Price				2.19%
Net Asset Value				1.81
Admiral Shares	4.14	4.21%	-2.37%	1.84
Institutional Shares	4.15	4.21	-2.40	1.81
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index				2.08
Corporate Debt Funds BBB-Rated Average				1.93

Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Mortgage-Backed Securities Index Fund
ETF Shares	2.26%
Market Price				0.71%
Net Asset Value				0.74
Admiral Shares	2.25	1.94%	-1.18%	0.76
Institutional Shares	2.27	1.96	-1.17	0.79
Bloomberg Barclays U.S. MBS Float Adjusted Index				0.81
U.S. Mortgage Funds Average				1.62

U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2017
Average
Annual Return
Short-Term Government Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	0.83%
Bloomberg Barclays U.S. 1–3 Year Government Float Adjusted Index	0.93
Short U.S. Government Funds Average	0.82
Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Government Bond Index Fund ETF Shares Net Asset Value (Returns since
inception: 11/19/2009)	3.12%
Bloomberg Barclays U.S. 3–10 Year Government Float Adjusted Index	3.22
Intermediate U.S. Government Funds Average	2.35
Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Government Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	6.75%
Bloomberg Barclays U.S. Long Government Float Adjusted Index	6.84
General U.S. Government Funds Average	2.75

General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average
Annual Return
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	3.07%
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index	3.29
Short-Intermediate Investment-Grade Debt Funds Average	2.51
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	5.96%
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index	6.08
Spliced Core Bond Funds Average	3.90
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	7.94%
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index	7.94
Corporate Debt Funds BBB-Rated Average	5.62
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	2.92%
Bloomberg Barclays U.S. MBS Float Adjusted Index	2.95
U.S. Mortgage Funds Average	3.37
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Government Bond Index
Fund	0.07%	0.07%	0.05%	0.80%
Intermediate-Term Government Bond
Index Fund	0.07	0.07	0.05	0.91
Long-Term Government Bond Index
Fund	0.07	0.07	0.05	1.02
Short-Term Corporate Bond Index Fund	0.07	0.07	0.05	0.77
Intermediate-Term Corporate Bond
Index Fund	0.07	0.07	0.05	0.78
Long-Term Corporate Bond Index Fund	0.07	0.07	0.05	0.86
Mortgage-Backed Securities Index
Fund	0.07	0.07	0.05	0.86

The fund expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the funds’ expense ratios were: for the Short-Term Government Bond Index Fund, 0.07%
for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Government Bond Index Fund,
0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Government Bond Index Fund,
0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Short-Term Corporate Bond Index Fund,
0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Corporate Bond Index
Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Corporate Bond Index Fund,
0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Mortgage-Backed Securities Index Fund,
0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2016.

Peer groups: For the Short-Term Government Bond Index Fund, Short U.S. Government Funds; for the Intermediate-Term Government Bond
Index Fund, Intermediate U.S. Government Funds; for the Long-Term Government Bond Index Fund, General U.S. Government Funds; for the
Short-Term Corporate Bond Index Fund, Short-Intermediate Investment-Grade Debt Funds; for the Intermediate-Term Corporate Bond Index
Fund, Core Bond Funds; for the Long-Term Corporate Bond Index Fund, Corporate BBB-Rated Debt Funds; for the Mortgage-Backed
Securities Index Fund, U.S. Mortgage Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Since mid-August we’ve been reaching out to you about the proposals put forth by the Vanguard funds that, if approved, will enable us to manage the funds more efficiently and effectively. As the November deadline for voting approaches, I’d like to offer some perspective on a few of the proposals that I believe are important to the way Vanguard operates and manages your investments. I hope you consider this information and promptly cast your ballot.

Your biggest advocate

The main driver for this proxy solicitation is to ask all our fund shareholders to elect a full slate of trustees who oversee each U.S.-based Vanguard mutual fund. These trustees serve an important role, making sure your funds are managed in your best interests. This includes monitoring fund performance, approving advisory agreements, and ensuring that we’re keeping your investment costs as low as possible. Simply put, they are your biggest advocate.

Each trustee brings a variety of skills and professional experiences that contribute to the board’s strength and diversity.

Of the 12 nominees, nine currently serve on the board, and three are new. If elected, the new board would include ten independent members, meaning they have no affiliation with Vanguard or the funds apart from any investments they may choose to make as private individuals.

These are the proposed new trustees:

• Sarah Bloom Raskin is a former member of the Federal Reserve Board of Governors and former deputy secretary of the U.S. Treasury Department. She is an expert in cybersecurity—a critically important issue at Vanguard, as we place a premium on protecting clients’ assets and sensitive data.

• Deanna Mulligan is chief executive officer of The Guardian Life Insurance Company of America. It’s rare to find a CEO such as Deanna who leads a company with a mutual ownership structure similar to Vanguard’s.

• Tim Buckley is president and a director of Vanguard and will succeed me in January as CEO. (I’ll remain chairman for a period to be determined by the board.) I interviewed Tim when he applied for his first job here in 1991 and again when he was graduating from Harvard Business School. I was thrilled he picked Vanguard as a place to build his career, and I’ve been delighted to see him take on several leadership positions, including as head of our Retail Investor Group, chief information officer, and chief investment officer. I can think of no one better prepared to succeed me.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.16%	9.21%	14.37%
Russell 2000 Index (Small-caps)	14.91	7.67	13.15
Russell 3000 Index (Broad U.S. market)	16.06	9.08	14.27
FTSE All-World ex US Index (International)	18.74	2.80	7.76

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.49%	2.64%	2.19%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.88	3.40	3.23
Citigroup Three-Month U.S. Treasury Bill Index	0.58	0.25	0.16

CPI
Consumer Price Index	1.94%	1.06%	1.28%

Vanguard believes that diversity of thought, background, and experience, as well as diversity of personal characteristics, meaningfully contributes to the board’s ability to effectively serve shareholders. If Sarah and Deanna are elected, women will account for 40% of the board’s independent trustees.

I should note that even as Vanguard is nominating three new board members, we’re saying goodbye to trustee Rajiv Gupta. Rajiv was a legendary CEO of Rohm and Haas Co., and Vanguard and our clients have benefited greatly from his expertise. I wish him a happy retirement.

Summarizing the proposals

Among the trustees’ leading responsibilities is overseeing the funds’ internal and external investment advisory agreements. The trustees, in consultation with our Global Investment Committee and our Portfolio Review Department, choose the investment advisors that manage client assets. Over decades, we have built a strong track record of picking advisors whose portfolio management strategies have served clients well.

Two proposals in the proxy focus on this oversight responsibility. Shareholders of 48 Vanguard funds have already voted to allow the board to make external advisor changes without obtaining prior shareholder approval. The new proposals would extend that policy across our entire U.S.-based fund lineup and expand it to include internal advisory agreements with Vanguard subsidiaries. Eliminating the need for shareholder approval removes a step that is costly and time-consuming if done frequently or on an individual fund basis. Although there are no current plans to employ the policy on any Vanguard-managed funds, standardizing it enables the trustees to retain an advisory firm to diversify a fund’s management team or ensure management continuity should a contingency arise.

I also encourage shareholders of several specific Vanguard index funds to read the proxy proposals that affect those funds. One proposal would change the investment objective of Vanguard REIT Index Fund and Vanguard Variable Insurance Fund REIT Index Portfolio to include real estate-related securities, aligning the funds with updated industry-sector classification methodology. Another proposal seeks to change the diversification status of the REIT Index Fund to enable it to better track its benchmark. Finally, we seek your approval of the Funds’ Service Agreement for Vanguard Institutional Index Fund and Vanguard Institutional Total Stock Market Index Fund. If approved, this arrangement would then be standardized across Vanguard’s entire publicly available U.S. mutual fund lineup. It should also reduce costs and minimum initial investment requirements in select share classes.

At the ballot box

We hope you’ll make it a priority to cast your ballot. We want to avoid the added time and cost of soliciting sufficient votes should we not obtain a quorum by the shareholder meeting on November 15, when voting concludes. Ultimately, we believe the proposals I’ve discussed are in your best interest as Vanguard fund shareholders, and the trustees recommend that you vote in favor of them. For more information, visit vanguard.com and enter the search term “proxy.”

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

September 14, 2017

Short-Term Government Bond Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGSH	VSBSX	VSBIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	1.28%	1.28%	1.31%

Financial Attributes
		Bloomberg
		Barclays
		1–3 Year	Bloomberg
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index

Number of Bonds	142	258	9,397

Yield to Maturity
(before expenses)	1.3%	1.3%	2.4%

Average Coupon	1.5%	1.6%	3.0%

Average Duration	1.9 years	1.9 years	6.1 years

Average Effective
Maturity	2.0 years	2.0 years	8.2 years

Short-Term
Reserves	0.9%	—	—

Volatility Measures
	Bloomberg
	Barclays
	1–3 Year	Bloomberg
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.68
Beta	1.03	0.22

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.6%
1 - 3 Years	99.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.8%
Aaa	0.2

Sector Diversification (% of portfolio)
Treasury/Agency	99.8%
Other	0.2

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Short-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Short-Term Government Bond Index
	Fund ETF Shares Net Asset Value	0.50%	0.59%	0.83%	$10,661
	Short-Term Government Bond Index
	Fund ETF Shares Market Price	0.51	0.59	0.83	10,666
	Bloomberg Barclays U.S. 1–3 Year
• • • • • • • •
	Government Float Adjusted Index	0.56	0.68	0.93	10,750

– – – –	Short U.S. Government Funds Average	0.51	0.35	0.82	10,657
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	0.46	2.20	3.64	13,206

For a benchmark description, see the Glossary.
Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Short-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2017

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/28/2009)	Investment
Short-Term Government Bond Index Fund
Admiral Shares	0.53%	0.59%	0.90%	$10,712
Bloomberg Barclays U.S. 1–3 Year
Government Float Adjusted Index	0.56	0.68	1.00	10,796
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	0.46	2.20	3.83	13,343

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(8/23/2010)	Investment
Short-Term Government Bond Index Fund
Institutional Shares	0.56%	0.62%	0.71%	$5,256,067
Bloomberg Barclays U.S. 1–3 Year
Government Float Adjusted Index	0.56	0.68	0.78	5,280,904
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	0.46	2.20	3.11	6,200,031

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Short-Term Government Bond Index Fund ETF
Shares Market Price	0.51%	2.99%	6.66%
Short-Term Government Bond Index Fund ETF
Shares Net Asset Value	0.50	3.00	6.61
Bloomberg Barclays U.S. 1–3 Year Government Float
Adjusted Index	0.56	3.47	7.50

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Short-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2017
		Bloomberg
		Barclays
		1–3 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	1.69%	1.83%
2011	1.39	1.53
2012	0.40	0.50
2013	0.04	0.16
2014	0.70	0.80
2015	0.75	0.84
2016	0.98	1.06
2017	0.50	0.56

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-0.12%	0.56%			0.80%
Net Asset Value		-0.14	0.56			0.79
Admiral Shares	12/28/2009	-0.15	0.56	0.57%	0.29%	0.86
Institutional Shares	8/23/2010	-0.11	0.59	0.61	0.06	0.67

Short-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (91.6%)
United States Treasury Note/Bond	4.250%	11/15/17	1,860	1,872
United States Treasury Note/Bond	3.500%	2/15/18	7,850	7,933
United States Treasury Note/Bond	0.750%	9/30/18	10,855	10,796
United States Treasury Note/Bond	1.375%	9/30/18	48,065	48,117
United States Treasury Note/Bond	0.875%	10/15/18	15,485	15,417
United States Treasury Note/Bond	0.750%	10/31/18	32,580	32,386
United States Treasury Note/Bond	1.250%	10/31/18	41,702	41,689
United States Treasury Note/Bond	1.750%	10/31/18	3,688	3,709
United States Treasury Note/Bond	1.250%	11/15/18	40,307	40,301
United States Treasury Note/Bond	3.750%	11/15/18	16,071	16,541
United States Treasury Note/Bond	1.000%	11/30/18	13,635	13,590
United States Treasury Note/Bond	1.250%	11/30/18	21,500	21,493
United States Treasury Note/Bond	1.375%	11/30/18	12,700	12,716
United States Treasury Note/Bond	1.250%	12/15/18	51,884	51,868
United States Treasury Note/Bond	1.250%	12/31/18	45,975	45,961
United States Treasury Note/Bond	1.375%	12/31/18	14,400	14,416
United States Treasury Note/Bond	1.500%	12/31/18	54,803	54,957
United States Treasury Note/Bond	1.125%	1/15/19	36,872	36,791
United States Treasury Note/Bond	1.125%	1/31/19	21,000	20,951
United States Treasury Note/Bond	1.250%	1/31/19	10,000	9,994
United States Treasury Note/Bond	1.500%	1/31/19	26,750	26,825
United States Treasury Note/Bond	0.750%	2/15/19	54,298	53,874
United States Treasury Note/Bond	2.750%	2/15/19	11,000	11,229
United States Treasury Note/Bond	1.125%	2/28/19	17,125	17,085
United States Treasury Note/Bond	1.375%	2/28/19	10,000	10,011
United States Treasury Note/Bond	1.500%	2/28/19	19,000	19,053
United States Treasury Note/Bond	1.000%	3/15/19	20,506	20,416
United States Treasury Note/Bond	1.250%	3/31/19	16,000	15,985
United States Treasury Note/Bond	1.500%	3/31/19	5,500	5,517
United States Treasury Note/Bond	1.625%	3/31/19	52,020	52,288
United States Treasury Note/Bond	0.875%	4/15/19	21,380	21,230
United States Treasury Note/Bond	1.250%	4/30/19	11,925	11,912
United States Treasury Note/Bond	1.625%	4/30/19	51,025	51,296
United States Treasury Note/Bond	0.875%	5/15/19	61,234	60,785
United States Treasury Note/Bond	3.125%	5/15/19	12,980	13,376
United States Treasury Note/Bond	1.125%	5/31/19	5,000	4,984
United States Treasury Note/Bond	1.250%	5/31/19	29,400	29,368

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.500%	5/31/19	15,000	15,047
United States Treasury Note/Bond	0.875%	6/15/19	14,000	13,893
United States Treasury Note/Bond	1.000%	6/30/19	13,000	12,927
United States Treasury Note/Bond	1.250%	6/30/19	1,820	1,818
United States Treasury Note/Bond	1.625%	6/30/19	49,800	50,072
United States Treasury Note/Bond	0.750%	7/15/19	22,950	22,706
United States Treasury Note/Bond	0.875%	7/31/19	2,500	2,479
United States Treasury Note/Bond	1.375%	7/31/19	22,000	22,021
United States Treasury Note/Bond	1.625%	7/31/19	51,205	51,493
United States Treasury Note/Bond	0.750%	8/15/19	45,630	45,124
United States Treasury Note/Bond	3.625%	8/15/19	15,000	15,663
United States Treasury Note/Bond	1.000%	8/31/19	9,950	9,886
United States Treasury Note/Bond	1.250%	8/31/19	19,000	18,970
United States Treasury Note/Bond	1.625%	8/31/19	40,135	40,361
United States Treasury Note/Bond	0.875%	9/15/19	16,315	16,167
United States Treasury Note/Bond	1.000%	9/30/19	12,000	11,919
United States Treasury Note/Bond	1.750%	9/30/19	22,635	22,822
United States Treasury Note/Bond	1.000%	10/15/19	17,000	16,880
United States Treasury Note/Bond	1.250%	10/31/19	9,100	9,082
United States Treasury Note/Bond	1.500%	10/31/19	52,420	52,584
United States Treasury Note/Bond	1.000%	11/15/19	15,625	15,508
United States Treasury Note/Bond	3.375%	11/15/19	15,000	15,659
United States Treasury Note/Bond	1.000%	11/30/19	54,080	53,674
United States Treasury Note/Bond	1.500%	11/30/19	17,010	17,066
United States Treasury Note/Bond	1.375%	12/15/19	56,415	56,442
United States Treasury Note/Bond	1.125%	12/31/19	10,000	9,947
United States Treasury Note/Bond	1.625%	12/31/19	19,200	19,314
United States Treasury Note/Bond	1.375%	1/15/20	58,755	58,773
United States Treasury Note/Bond	1.250%	1/31/20	18,125	18,077
United States Treasury Note/Bond	1.375%	1/31/20	8,070	8,071
United States Treasury Note/Bond	1.375%	2/15/20	55,006	55,006
United States Treasury Note/Bond	3.625%	2/15/20	15,000	15,816
United States Treasury Note/Bond	1.250%	2/29/20	15,000	14,953
United States Treasury Note/Bond	1.375%	2/29/20	44,300	44,300
United States Treasury Note/Bond	1.625%	3/15/20	19,718	19,838
United States Treasury Note/Bond	1.125%	3/31/20	8,000	7,948
United States Treasury Note/Bond	1.375%	3/31/20	52,260	52,252
United States Treasury Note/Bond	1.500%	4/15/20	58,430	58,594
United States Treasury Note/Bond	1.125%	4/30/20	10,000	9,931
United States Treasury Note/Bond	1.375%	4/30/20	10,000	9,995
United States Treasury Note/Bond	1.500%	5/15/20	20,440	20,494
United States Treasury Note/Bond	3.500%	5/15/20	36,095	38,108
United States Treasury Note/Bond	1.375%	5/31/20	10,000	9,994
United States Treasury Note/Bond	1.500%	5/31/20	45,700	45,814
United States Treasury Note/Bond	1.500%	6/15/20	34,000	34,085
United States Treasury Note/Bond	1.625%	6/30/20	30,000	30,173
United States Treasury Note/Bond	1.875%	6/30/20	14,000	14,182
United States Treasury Note/Bond	1.500%	7/15/20	50,920	51,032
United States Treasury Note/Bond	1.625%	7/31/20	25,500	25,643
United States Treasury Note/Bond	2.000%	7/31/20	10,000	10,162
United States Treasury Note/Bond	1.500%	8/15/20	50,000	50,101
United States Treasury Note/Bond	2.625%	8/15/20	20,000	20,684
United States Treasury Note/Bond	1.375%	8/31/20	23,000	22,957
United States Treasury Note/Bond	2.125%	8/31/20	20,000	20,400
				2,333,639

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Agency Bonds and Notes (7.9%)
1 AID-Jordan	1.945%	6/23/19	200	202
1 AID-Ukraine	1.844%	5/16/19	200	201
2 Federal Farm Credit Banks	5.150%	11/15/19	300	324
2 Federal Home Loan Banks	0.875%	10/1/18	10,035	9,988
2 Federal Home Loan Banks	1.250%	1/16/19	6,325	6,316
2 Federal Home Loan Banks	1.500%	3/8/19	1,000	1,002
2 Federal Home Loan Banks	1.875%	3/8/19	1,070	1,078
2 Federal Home Loan Banks	1.375%	3/18/19	2,500	2,501
2 Federal Home Loan Banks	1.375%	5/28/19	2,500	2,501
2 Federal Home Loan Banks	1.125%	6/21/19	19,040	18,957
2 Federal Home Loan Banks	0.875%	8/5/19	4,000	3,960
2 Federal Home Loan Banks	1.000%	9/26/19	1,500	1,487
2 Federal Home Loan Banks	1.375%	11/15/19	4,875	4,869
2 Federal Home Loan Banks	1.875%	3/13/20	150	152
2 Federal Home Loan Banks	4.125%	3/13/20	8,760	9,339
2 Federal Home Loan Banks	3.375%	6/12/20	125	131
3 Federal Home Loan Mortgage Corp.	0.875%	10/12/18	7,900	7,862
3 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	22,025	22,841
3 Federal Home Loan Mortgage Corp.	1.125%	4/15/19	4,300	4,284
3 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	400	403
3 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	6,500	6,438
3 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	3,450	3,440
3 Federal Home Loan Mortgage Corp.	1.375%	8/15/19	3,000	2,999
3 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	3,229	3,218
3 Federal Home Loan Mortgage Corp.	1.500%	1/17/20	2,000	2,002
3 Federal Home Loan Mortgage Corp.	1.375%	4/20/20	452	451
3 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,773	1,769
3 Federal National Mortgage Assn.	1.875%	9/18/18	4,992	5,022
3 Federal National Mortgage Assn.	1.125%	10/19/18	1,200	1,198
3 Federal National Mortgage Assn.	1.625%	11/27/18	5,350	5,371
3 Federal National Mortgage Assn.	1.125%	12/14/18	5,667	5,652
3 Federal National Mortgage Assn.	1.375%	1/28/19	1,000	1,000
3 Federal National Mortgage Assn.	1.875%	2/19/19	1,750	1,763
3 Federal National Mortgage Assn.	1.000%	2/26/19	10,455	10,401
3 Federal National Mortgage Assn.	1.750%	6/20/19	800	805
3 Federal National Mortgage Assn.	0.875%	8/2/19	8,500	8,416
3 Federal National Mortgage Assn.	1.000%	8/28/19	4,000	3,969
3 Federal National Mortgage Assn.	1.750%	9/12/19	5,350	5,386
3 Federal National Mortgage Assn.	0.000%	10/9/19	2,585	2,499
3 Federal National Mortgage Assn.	1.000%	10/24/19	6,000	5,947
3 Federal National Mortgage Assn.	1.750%	11/26/19	750	755
3 Federal National Mortgage Assn.	1.625%	1/21/20	15,870	15,935
3 Federal National Mortgage Assn.	1.500%	2/28/20	2,340	2,342
3 Federal National Mortgage Assn.	1.500%	6/22/20	1,200	1,201
3 Federal National Mortgage Assn.	1.500%	7/30/20	2,000	2,001
2 Financing Corp.	9.700%	4/5/19	50	56
NCUA Guaranteed Notes	3.000%	6/12/19	180	185
Private Export Funding Corp.	4.375%	3/15/19	700	731
Private Export Funding Corp.	1.450%	8/15/19	125	125
2 Tennessee Valley Authority	1.750%	10/15/18	625	628
				200,103
Total U.S. Government and Agency Obligations (Cost $2,536,490)				2,533,742

Short-Term Government Bond Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
4 Vanguard Market Liquidity Fund
(Cost $21,807)	1.224%	218,028	21,807
Total Investments (100.4%) (Cost $2,558,297)			2,555,549
Other Assets and Liabilities (-0.4%)
Other Assets			124,742
Liabilities			(134,092)
			9,350
Net Assets (100%)			2,546,199

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			2,533,742
Affiliated Vanguard Funds			21,807
Total Investments in Securities			2,555,549
Investment in Vanguard			149
Receivables for Investment Securities Sold			115,785
Receivables for Accrued Income			8,238
Receivables for Capital Shares Issued			570
Total Assets			2,681,291
Liabilities
Payables for Investment Securities Purchased			133,115
Payables for Capital Shares Redeemed			283
Payables for Distributions			160
Payables to Vanguard			412
Other Liabilities			122
Total Liabilities			134,092
Net Assets			2,546,199

At August 31, 2017, net assets consisted of:
			Amount
			($000)
Paid-in Capital			2,548,795
Undistributed Net Investment Income			1,839
Accumulated Net Realized Losses			(1,687)
Unrealized Appreciation (Depreciation)			(2,748)
Net Assets			2,546,199

Short-Term Government Bond Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 30,097,516 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,831,820
Net Asset Value Per Share—ETF Shares	$60.86

Admiral Shares—Net Assets
Applicable to 24,978,444 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	506,713
Net Asset Value Per Share—Admiral Shares	$20.29

Institutional Shares—Net Assets
Applicable to 8,148,506 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	207,666
Net Asset Value Per Share—Institutional Shares	$25.49

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Operations

Year Ended
August31,2017
($000)
Investment Income
Income
Interest[1]	20,304
Total Income	20,304
Expenses
The Vanguard Group—Note B
Investment Advisory Services	62
Management and Administrative—ETF Shares	694
Management and Administrative—Admiral Shares	218
Management and Administrative—Institutional Shares	71
Marketing and Distribution—ETF Shares	82
Marketing and Distribution—Admiral Shares	42
Marketing and Distribution—Institutional Shares	9
Custodian Fees	10
Auditing Fees	49
Shareholders’ Reports and Proxy—ETF Shares	41
Shareholders’ Reports and Proxy—Admiral Shares	10
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,289
Net Investment Income	19,015
Realized Net Gain (Loss) on Investment Securities Sold[1]	(1,507)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(4,467)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,041

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $58,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,015	9,251
Realized Net Gain (Loss)	(1,507)	1,013
Change in Unrealized Appreciation (Depreciation)	(4,467)	1,216
Net Increase (Decrease) in Net Assets Resulting from Operations	13,041	11,480
Distributions
Net Investment Income
ETF Shares	(11,818)	(5,809)
Admiral Shares	(4,153)	(2,541)
Institutional Shares	(1,921)	(547)
Realized Capital Gain[1]
ETF Shares	(153)	(269)
Admiral Shares	(62)	(106)
Institutional Shares	(28)	(24)
Total Distributions	(18,135)	(9,296)
Capital Share Transactions
ETF Shares	926,710	271,434
Admiral Shares	144,213	142,241
Institutional Shares	116,737	24,698
Net Increase (Decrease) from Capital Share Transactions	1,187,660	438,373
Total Increase (Decrease)	1,182,566	440,557
Net Assets
Beginning of Period	1,363,633	923,076
End of Period[2]	2,546,199	1,363,633

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $36,000 and $200,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,839,000 and $716,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$61.14	$61.03	$60.95	$60.75	$60.98
Investment Operations
Net Investment Income	. 614[1]	.478	.351	.198	.158
Net Realized and Unrealized Gain (Loss)
on Investments	(.311)	.118	.102	.227	(.134)
Total from Investment Operations	. 303.596		.453	.425	.024
Distributions
Dividends from Net Investment Income	(. 573)	(. 462)	(. 340)	(.177)	(.158)
Distributions from Realized Capital Gains	(. 010)	(. 024)	(. 033)	(. 048)	(. 096)
Total Distributions	(. 583)	(. 486)	(. 373)	(. 225)	(. 254)
Net Asset Value, End of Period	$60.86	$61.14	$61.03	$60.95	$60.75

Total Return	0.50%	0.98%	0.75%	0.70%	0.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,832	$908	$635	$497	$307
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.01%	0.80%	0.59%	0.34%	0.26%
Portfolio Turnover Rate[2]	60%	73%	64%	64%	73%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.38	$20.35	$20.33	$20.27	$20.35
Investment Operations
Net Investment Income	. 202[1]	.158	.116	.068	.053
Net Realized and Unrealized Gain (Loss)
on Investments	(. 096)	.040	.031	.074	(. 048)
Total from Investment Operations	.106	.198	.147	.142	.005
Distributions
Dividends from Net Investment Income	(.193)	(.160)	(.116)	(. 066)	(. 053)
Distributions from Realized Capital Gains	(. 003)	(. 008)	(. 011)	(. 016)	(. 032)
Total Distributions	(.196)	(.168)	(.127)	(. 082)	(. 085)
Net Asset Value, End of Period	$20.29	$20.38	$20.35	$20.33	$20.27

Total Return[2]	0.53%	0.98%	0.72%	0.70%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$507	$364	$221	$126	$53
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.01%	0.80%	0.59%	0.34%	0.26%
Portfolio Turnover Rate [3]	60%	73%	64%	64%	73%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.60	$25.57	$25.54	$25.47	$25.57
Investment Operations
Net Investment Income	. 260[1]	. 207.156		.095	.075
Net Realized and Unrealized Gain (Loss)
on Investments	(.117)	.042	.043	.088	(. 059)
Total from Investment Operations	.143	.249	.199	.183	.016
Distributions
Dividends from Net Investment Income	(. 249)	(. 209)	(.155)	(. 093)	(. 075)
Distributions from Realized Capital Gains	(. 004)	(. 010)	(. 014)	(. 020)	(. 041)
Total Distributions	(. 253)	(. 219)	(.169)	(.113)	(.116)
Net Asset Value, End of Period	$25.49	$25.60	$25.57	$25.54	$25.47

Total Return	0.56%	0.98%	0.78%	0.72%	0.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$208	$92	$67	$49	$17
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.03%	0.82%	0.62%	0.37%	0.29%
Portfolio Turnover Rate[2]	60%	73%	64%	64%	73%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Short-Term Government Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $149,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,533,742	—
Temporary Cash Investments	21,807	—	—
Total	21,807	2,533,742	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Short-Term Government Bond Index Fund

During the year ended August 31, 2017, the fund realized $51,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $2,327,000 of ordinary income available for distribution. The fund had available capital losses totaling $1,686,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $2,558,297,000.

Net unrealized depreciation of investment securities for tax purposes was $2,748,000, consisting of unrealized gains of $1,911,000 on securities that had risen in value since their purchase and $4,659,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $2,375,455,000 of investment securities and sold $1,177,994,000 of investment securities, other than temporary cash investments. Purchases and sales include $957,838,000 and $42,136,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	969,314	15,950	439,524	7,197
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(42,604)	(700)	(168,090)	(2,750)
Net Increase (Decrease)—ETF Shares	926,710	15,250	271,434	4,447
Admiral Shares
Issued	338,355	16,679	372,695	18,300
Issued in Lieu of Cash Distributions	3,318	164	2,119	104
Redeemed	(197,460)	(9,736)	(232,573)	(11,408)
Net Increase (Decrease)—Admiral Shares	144,213	7,107	142,241	6,996
Institutional Shares
Issued	149,457	5,851	37,398	1,458
Issued in Lieu of Cash Distributions	1,182	46	360	14
Redeemed	(33,902)	(1,331)	(13,060)	(510)
Net Increase (Decrease)—Institutional Shares	116,737	4,566	24,698	962

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Intermediate-Term Government Bond Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGIT	VSIGX	VIIGX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	1.77%	1.77%	1.79%

Financial Attributes

		Bloomberg
		Barclays
		3–10 Year	Bloomberg
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index

Number of Bonds	157	212	9,397

Yield to Maturity
(before expenses)	1.8%	1.8%	2.4%

Average Coupon	2.0%	2.0%	3.0%

Average Duration	5.2 years	5.2 years	6.1 years

Average Effective
Maturity	5.6 years	5.6 years	8.2 years

Short-Term
Reserves	0.5%	—	—

Volatility Measures
	Bloomberg
	Barclays
	3–10 Year	Bloomberg
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	1.00	0.87
Beta	1.03	1.08

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	1.4
3 - 5 Years	47.0
5 - 10 Years	51.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.8%
Aaa	0.2

Sector Diversification (% of portfolio)
Treasury/Agency	99.8%
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Intermediate-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Intermediate-Term Government Bond
	Index Fund ETF Shares Net Asset Value	-0.21%	1.40%	3.12%	$12,698
	Intermediate-Term Government Bond
	Index Fund ETF Shares Market Price	-0.22	1.40	3.12	12,703
	Bloomberg Barclays U.S. 3–10 Year
• • • • • • • •
	Government Float Adjusted Index	-0.22	1.49	3.22	12,799

– – – –	Intermediate U.S. Government Funds
	Average	-0.05	0.93	2.35	11,977
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	0.46	2.20	3.64	13,206

For a benchmark description, see the Glossary.

Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2017

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(8/4/2010)	Investment
Intermediate-Term Government Bond Index
Fund Admiral Shares	-0.19%	1.40%	2.65%	$12,028
Bloomberg Barclays U.S. 3–10 Year
Government Float Adjusted Index	-0.22	1.49	2.74	12,110
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	0.46	2.20	3.24	12,532

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/19/2010)	Investment
Intermediate-Term Government Bond Index
Fund Institutional Shares	-0.21%	1.42%	3.29%	$6,363,844
Bloomberg Barclays U.S. 3–10 Year
Government Float Adjusted Index	-0.22	1.49	3.37	6,400,933
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	0.46	2.20	3.63	6,523,919

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Intermediate-Term Government Bond Index Fund
ETF Shares Market Price	-0.22%	7.19%	27.03%
Intermediate-Term Government Bond Index Fund
ETF Shares Net Asset Value	-0.21	7.20	26.98
Bloomberg Barclays U.S. 3–10 Year Government
Float Adjusted Index	-0.22	7.70	27.99

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Intermediate-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2017
		Bloomberg
		Barclays
		3–10 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	7.65%	7.76%
2011	5.30	5.53
2012	4.50	4.51
2013	-3.18	-2.99
2014	3.54	3.54
2015	2.67	2.86
2016	4.37	4.47
2017	-0.21	-0.22

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-2.13%	1.32%			3.02%
Net Asset Value		-2.12	1.33			3.01
Admiral Shares	8/4/2010	-2.12	1.33	1.65%	0.86%	2.51
Institutional Shares	3/19/2010	-2.10	1.35	1.73	1.46	3.19

Intermediate-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (97.0%)
United States Treasury Note/Bond	8.750%	8/15/20	1,950	2,360
United States Treasury Note/Bond	2.125%	8/31/20	33,152	33,815
United States Treasury Note/Bond	1.375%	9/30/20	20,478	20,427
United States Treasury Note/Bond	2.000%	9/30/20	5,059	5,140
United States Treasury Note/Bond	1.375%	10/31/20	8,489	8,461
United States Treasury Note/Bond	1.750%	10/31/20	11,145	11,239
United States Treasury Note/Bond	2.625%	11/15/20	64,362	66,645
United States Treasury Note/Bond	1.625%	11/30/20	10,700	10,743
United States Treasury Note/Bond	2.000%	11/30/20	9,840	9,998
United States Treasury Note/Bond	1.750%	12/31/20	18,150	18,292
United States Treasury Note/Bond	2.375%	12/31/20	10,580	10,878
United States Treasury Note/Bond	1.375%	1/31/21	26,572	26,447
United States Treasury Note/Bond	2.125%	1/31/21	14,122	14,409
United States Treasury Note/Bond	3.625%	2/15/21	12,857	13,769
United States Treasury Note/Bond	7.875%	2/15/21	1,966	2,383
United States Treasury Note/Bond	1.125%	2/28/21	8,800	8,679
United States Treasury Note/Bond	2.000%	2/28/21	25,270	25,673
United States Treasury Note/Bond	1.250%	3/31/21	36,520	36,155
United States Treasury Note/Bond	2.250%	3/31/21	5,925	6,069
United States Treasury Note/Bond	1.375%	4/30/21	16,290	16,183
United States Treasury Note/Bond	2.250%	4/30/21	4,000	4,099
United States Treasury Note/Bond	3.125%	5/15/21	40,967	43,271
United States Treasury Note/Bond	8.125%	5/15/21	1,340	1,656
United States Treasury Note/Bond	1.375%	5/31/21	25,925	25,739
United States Treasury Note/Bond	2.000%	5/31/21	34,810	35,349
United States Treasury Note/Bond	1.125%	6/30/21	16,150	15,877
United States Treasury Note/Bond	2.125%	6/30/21	30,460	31,079
United States Treasury Note/Bond	1.125%	7/31/21	15,490	15,219
United States Treasury Note/Bond	2.250%	7/31/21	6,200	6,353
United States Treasury Note/Bond	2.125%	8/15/21	44,367	45,268
United States Treasury Note/Bond	8.125%	8/15/21	1,775	2,219
United States Treasury Note/Bond	1.125%	8/31/21	19,628	19,266
United States Treasury Note/Bond	2.000%	8/31/21	21,325	21,648
United States Treasury Note/Bond	1.125%	9/30/21	24,640	24,162
United States Treasury Note/Bond	2.125%	9/30/21	50,760	51,775
United States Treasury Note/Bond	1.250%	10/31/21	11,750	11,570

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	10/31/21	47,915	48,626
United States Treasury Note/Bond	2.000%	11/15/21	6,013	6,105
United States Treasury Note/Bond	1.750%	11/30/21	5,500	5,524
United States Treasury Note/Bond	1.875%	11/30/21	32,787	33,120
United States Treasury Note/Bond	2.000%	12/31/21	12,185	12,362
United States Treasury Note/Bond	2.125%	12/31/21	12,550	12,797
United States Treasury Note/Bond	1.500%	1/31/22	21,519	21,368
United States Treasury Note/Bond	1.875%	1/31/22	13,500	13,622
United States Treasury Note/Bond	2.000%	2/15/22	31,394	31,860
United States Treasury Note/Bond	1.750%	2/28/22	13,346	13,394
United States Treasury Note/Bond	1.875%	2/28/22	27,300	27,547
United States Treasury Note/Bond	1.750%	3/31/22	14,606	14,652
United States Treasury Note/Bond	1.875%	3/31/22	32,110	32,381
United States Treasury Note/Bond	1.750%	4/30/22	8,500	8,523
United States Treasury Note/Bond	1.875%	4/30/22	15,000	15,120
United States Treasury Note/Bond	1.750%	5/15/22	5,000	5,016
United States Treasury Note/Bond	1.750%	5/31/22	46,195	46,310
United States Treasury Note/Bond	1.875%	5/31/22	11,375	11,466
United States Treasury Note/Bond	1.750%	6/30/22	6,250	6,262
United States Treasury Note/Bond	2.125%	6/30/22	9,150	9,324
United States Treasury Note/Bond	1.875%	7/31/22	28,225	28,437
United States Treasury Note/Bond	2.000%	7/31/22	27,280	27,638
United States Treasury Note/Bond	1.625%	8/15/22	4,399	4,381
United States Treasury Note/Bond	7.250%	8/15/22	975	1,230
United States Treasury Note/Bond	1.625%	8/31/22	28,000	27,891
United States Treasury Note/Bond	1.875%	8/31/22	15,626	15,736
United States Treasury Note/Bond	1.750%	9/30/22	8,300	8,304
United States Treasury Note/Bond	1.875%	10/31/22	7,300	7,346
United States Treasury Note/Bond	1.625%	11/15/22	42,885	42,610
United States Treasury Note/Bond	7.625%	11/15/22	2,075	2,680
United States Treasury Note/Bond	2.000%	11/30/22	33,105	33,503
United States Treasury Note/Bond	2.125%	12/31/22	14,052	14,302
United States Treasury Note/Bond	1.750%	1/31/23	14,400	14,373
United States Treasury Note/Bond	2.000%	2/15/23	34,100	34,484
United States Treasury Note/Bond	7.125%	2/15/23	2,590	3,308
United States Treasury Note/Bond	1.500%	2/28/23	32,375	31,879
United States Treasury Note/Bond	1.500%	3/31/23	39,620	38,988
United States Treasury Note/Bond	1.625%	4/30/23	16,430	16,263
United States Treasury Note/Bond	1.750%	5/15/23	46,015	45,835
United States Treasury Note/Bond	1.625%	5/31/23	47,205	46,711
United States Treasury Note/Bond	1.375%	6/30/23	18,355	17,896
United States Treasury Note/Bond	1.250%	7/31/23	16,725	16,174
United States Treasury Note/Bond	2.500%	8/15/23	11,495	11,924
United States Treasury Note/Bond	6.250%	8/15/23	1,725	2,155
United States Treasury Note/Bond	1.375%	8/31/23	18,975	18,465
United States Treasury Note/Bond	1.375%	9/30/23	20,600	20,034
United States Treasury Note/Bond	1.625%	10/31/23	14,950	14,751
United States Treasury Note/Bond	2.750%	11/15/23	11,995	12,625
United States Treasury Note/Bond	2.125%	11/30/23	14,360	14,587
United States Treasury Note/Bond	2.250%	12/31/23	12,500	12,777
United States Treasury Note/Bond	2.250%	1/31/24	8,500	8,686
United States Treasury Note/Bond	2.750%	2/15/24	48,315	50,822
United States Treasury Note/Bond	2.125%	2/29/24	24,200	24,533
United States Treasury Note/Bond	2.125%	3/31/24	19,000	19,255

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	4/30/24	10,200	10,251
United States Treasury Note/Bond	2.500%	5/15/24	33,935	35,176
United States Treasury Note/Bond	2.000%	5/31/24	30,100	30,246
United States Treasury Note/Bond	2.000%	6/30/24	28,400	28,515
United States Treasury Note/Bond	2.125%	7/31/24	22,250	22,514
United States Treasury Note/Bond	2.375%	8/15/24	53,680	55,198
United States Treasury Note/Bond	1.875%	8/31/24	22,000	21,894
United States Treasury Note/Bond	2.250%	11/15/24	24,416	24,881
United States Treasury Note/Bond	7.500%	11/15/24	340	468
United States Treasury Note/Bond	2.000%	2/15/25	49,018	49,041
United States Treasury Note/Bond	7.625%	2/15/25	300	419
United States Treasury Note/Bond	2.125%	5/15/25	59,610	60,094
United States Treasury Note/Bond	2.000%	8/15/25	27,840	27,779
United States Treasury Note/Bond	6.875%	8/15/25	1,150	1,565
United States Treasury Note/Bond	2.250%	11/15/25	52,155	52,970
United States Treasury Note/Bond	1.625%	2/15/26	38,755	37,435
United States Treasury Note/Bond	1.625%	5/15/26	38,090	36,709
United States Treasury Note/Bond	1.500%	8/15/26	45,930	43,713
United States Treasury Note/Bond	2.000%	11/15/26	39,967	39,605
United States Treasury Note/Bond	6.500%	11/15/26	3,000	4,115
United States Treasury Note/Bond	2.250%	2/15/27	47,810	48,348
United States Treasury Note/Bond	2.375%	5/15/27	42,290	43,215
United States Treasury Note/Bond	2.250%	8/15/27	20,000	20,228
				2,462,656
Agency Bonds and Notes (2.5%)
1 AID-Iraq	2.149%	1/18/22	825	835
1 AID-Israel	5.500%	9/18/23	125	149
1 AID-Israel	5.500%	12/4/23	500	598
1 AID-Israel	5.500%	4/26/24	500	601
1 AID-Jordan	2.503%	10/30/20	175	179
1 AID-Jordan	2.578%	6/30/22	500	514
1 AID-Tunisia	1.416%	8/5/21	510	497
1 AID-Ukraine	1.847%	5/29/20	300	301
1 AID-Ukraine	1.471%	9/29/21	525	519
2 Federal Farm Credit Banks	3.500%	12/20/23	100	109
2 Federal Home Loan Banks	3.125%	12/11/20	1,000	1,050
2 Federal Home Loan Banks	5.250%	12/11/20	250	279
2 Federal Home Loan Banks	1.375%	2/18/21	2,645	2,628
2 Federal Home Loan Banks	5.625%	6/11/21	400	459
2 Federal Home Loan Banks	1.125%	7/14/21	1,500	1,472
2 Federal Home Loan Banks	1.875%	11/29/21	4,460	4,496
2 Federal Home Loan Banks	2.000%	9/9/22	1,265	1,277
2 Federal Home Loan Banks	2.125%	3/10/23	475	481
2 Federal Home Loan Banks	2.875%	6/14/24	200	210
2 Federal Home Loan Banks	2.875%	9/13/24	1,000	1,050
3 Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	980
3 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	12,635	12,983
3 Federal National Mortgage Assn.	1.500%	11/30/20	1,000	999
3 Federal National Mortgage Assn.	1.875%	12/28/20	2,000	2,021
3 Federal National Mortgage Assn.	1.375%	2/26/21	3,285	3,263
3 Federal National Mortgage Assn.	1.250%	8/17/21	3,445	3,391
3 Federal National Mortgage Assn.	1.375%	10/7/21	2,200	2,174
3 Federal National Mortgage Assn.	2.000%	1/5/22	1,000	1,012
3 Federal National Mortgage Assn.	1.875%	4/5/22	1,000	1,006

Intermediate-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Federal National Mortgage Assn.	2.625%	9/6/24	5,015	5,206
3	Federal National Mortgage Assn.	2.125%	4/24/26	2,200	2,180
3	Federal National Mortgage Assn.	1.875%	9/24/26	4,435	4,288
	Private Export Funding Corp.	2.250%	3/15/20	150	152
	Private Export Funding Corp.	2.300%	9/15/20	1,075	1,097
	Private Export Funding Corp.	2.050%	11/15/22	175	176
	Private Export Funding Corp.	3.550%	1/15/24	75	81
	Private Export Funding Corp.	2.450%	7/15/24	205	208
	Private Export Funding Corp.	3.250%	6/15/25	75	80
2	Tennessee Valley Authority	3.875%	2/15/21	225	242
2	Tennessee Valley Authority	1.875%	8/15/22	125	126
2	Tennessee Valley Authority	2.875%	9/15/24	400	418
2	Tennessee Valley Authority	6.750%	11/1/25	1,225	1,626
2	Tennessee Valley Authority	2.875%	2/1/27	750	783
					62,196
Total U.S. Government and Agency Obligations (Cost $2,525,937)					2,524,852

				Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
4	Vanguard Market Liquidity Fund
	(Cost $13,718)	1.224%		137,154	13,718
Total Investments (100.0%) (Cost $2,539,655)					2,538,570

					Amount
					($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard					161
Receivables for Investment Securities Sold					60,201
Receivables for Accrued Income					10,205
Receivables for Capital Shares Issued					1,579
Total Other Assets					72,146
Liabilities
Payables for Investment Securities Purchased					(70,006)
Payables for Capital Shares Redeemed					(811)
Payables for Distributions					(233)
Payables to Vanguard					(431)
Other Liabilities					(419)
Total Liabilities					(71,900)
Net Assets (100%)					2,538,816

Intermediate-Term Government Bond Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,540,641
Undistributed Net Investment Income	2,216
Accumulated Net Realized Losses	(2,956)
Unrealized Appreciation (Depreciation)	(1,085)
Net Assets	2,538,816

ETF Shares—Net Assets
Applicable to 20,351,191 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,328,791
Net Asset Value Per Share—ETF Shares	$65.29

Admiral Shares—Net Assets
Applicable to 39,696,005 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	874,371
Net Asset Value Per Share—Admiral Shares	$22.03

Institutional Shares—Net Assets
Applicable to 12,279,851 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	335,654
Net Asset Value Per Share—Institutional Shares	$27.33

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Operations

Year Ended
August31,2017
($000)
Investment Income
Income
Interest[1]	36,282
Total Income	36,282
Expenses
The Vanguard Group—Note B
Investment Advisory Services	70
Management and Administrative—ETF Shares	524
Management and Administrative—Admiral Shares	379
Management and Administrative—Institutional Shares	139
Marketing and Distribution—ETF Shares	70
Marketing and Distribution—Admiral Shares	73
Marketing and Distribution—Institutional Shares	19
Custodian Fees	12
Auditing Fees	49
Shareholders’ Reports and Proxy—ETF Shares	82
Shareholders’ Reports and Proxy—Admiral Shares	14
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	1,433
Net Investment Income	34,849
Realized Net Gain (Loss) on Investment Securities Sold[1]	(148)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(32,895)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,806

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $51,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,849	21,805
Realized Net Gain (Loss)	(148)	4,551
Change in Unrealized Appreciation (Depreciation)	(32,895)	27,039
Net Increase (Decrease) in Net Assets Resulting from Operations	1,806	53,395
Distributions
Net Investment Income
ETF Shares	(16,506)	(8,980)
Admiral Shares	(11,627)	(8,458)
Institutional Shares	(5,744)	(3,688)
Realized Capital Gain[1]
ETF Shares	(1,196)	(180)
Admiral Shares	(889)	(178)
Institutional Shares	(450)	(92)
Total Distributions	(36,412)	(21,576)
Capital Share Transactions
ETF Shares	435,675	534,498
Admiral Shares	176,741	339,752
Institutional Shares	70,683	58,786
Net Increase (Decrease) from Capital Share Transactions	683,099	933,036
Total Increase (Decrease)	648,493	964,855
Net Assets
Beginning of Period	1,890,323	925,468
End of Period[2]	2,538,816	1,890,323

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $418,000 and $200,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,216,000 and $1,244,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$66.54	$64.80	$64.14	$62.96	$66.58
Investment Operations
Net Investment Income	1.043[1]	1.035	1.054	.920	.861
Net Realized and Unrealized Gain (Loss)
on Investments	(1.201)	1.770	.649	1.292	(2.940)
Total from Investment Operations	(.158)	2.805	1.703	2.212	(2.079)
Distributions
Dividends from Net Investment Income	(1.011)	(1.038)	(1.043)	(.843)	(.861)
Distributions from Realized Capital Gains	(. 081)	(. 027)	—	(.189)	(. 680)
Total Distributions	(1.092)	(1.065)	(1.043)	(1.032)	(1.541)
Net Asset Value, End of Period	$65.29	$66.54	$64.80	$64.14	$62.96

Total Return	-0.21%	4.37%	2.67%	3.54%	-3.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,329	$908	$360	$164	$123
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.61%	1.67%	1.50%	1.32%
Portfolio Turnover Rate[2]	32%	37%	35%	43%	54%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.45	$21.86	$21.64	$21.27	$22.50
Investment Operations
Net Investment Income	. 351[1]	.349	.355	.317	.292
Net Realized and Unrealized Gain (Loss)
on Investments	(.400)	.601	.220	.432	(1.000)
Total from Investment Operations	(. 049)	. 950	. 575.749		(.708)
Distributions
Dividends from Net Investment Income	(. 344)	(. 351)	(. 355)	(. 315)	(. 292)
Distributions from Realized Capital Gains	(. 027)	(. 009)	—	(. 064)	(. 230)
Total Distributions	(. 371)	(. 360)	(. 355)	(. 379)	(. 522)
Net Asset Value, End of Period	$22.03	$22.45	$21.86	$21.64	$21.27

Total Return[2]	-0.19%	4.38%	2.67%	3.55%	-3.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$874	$710	$358	$232	$95
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.61%	1.67%	1.50%	1.32%
Portfolio Turnover Rate [3]	32%	37%	35%	43%	54%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$27.86	$27.12	$26.85	$26.39	$27.91
Investment Operations
Net Investment Income	. 441[1]	.437	.447	.400	. 368
Net Realized and Unrealized Gain (Loss)
on Investments	(.507)	.752	.271	.536	(1.235)
Total from Investment Operations	(.066)	1.189	.718	.936	(.867)
Distributions
Dividends from Net Investment Income	(. 430)	(. 438)	(. 448)	(. 397)	(. 368)
Distributions from Realized Capital Gains	(. 034)	(. 011)	—	(. 079)	(. 285)
Total Distributions	(. 464)	(. 449)	(. 448)	(. 476)	(. 653)
Net Asset Value, End of Period	$27.33	$27.86	$27.12	$26.85	$26.39

Total Return	-0.21%	4.42%	2.69%	3.58%	-3.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$336	$272	$208	$54	$59
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.63%	1.70%	1.53%	1.35%
Portfolio Turnover Rate[2]	32%	37%	35%	43%	54%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

Intermediate-Term Government Bond Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $161,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Intermediate-Term Government Bond Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,524,852	—
Temporary Cash Investments	13,718	—	—
Total	13,718	2,524,852	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $2,004,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $2,795,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,942,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $2,539,655,000.

Net unrealized depreciation of investment securities for tax purposes was $1,085,000, consisting of unrealized gains of $10,600,000 on securities that had risen in value since their purchase and $11,685,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $1,553,525,000 of investment securities and sold $868,416,000 of investment securities, other than temporary cash investments. Purchases and sales include $603,960,000 and $173,367,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Intermediate-Term Government Bond Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	610,836	9,400	609,814	9,250
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(175,161)	(2,700)	(75,316)	(1,150)
Net Increase (Decrease)—ETF Shares	435,675	6,700	534,498	8,100
Admiral Shares
Issued	453,636	20,733	520,311	23,394
Issued in Lieu of Cash Distributions	10,936	501	7,829	352
Redeemed	(287,831)	(13,186)	(188,388)	(8,485)
Net Increase (Decrease)—Admiral Shares	176,741	8,048	339,752	15,261
Institutional Shares
Issued	200,088	7,293	225,833	8,188
Issued in Lieu of Cash Distributions	5,268	194	3,524	128
Redeemed	(134,673)	(4,958)	(170,571)	(6,217)
Net Increase (Decrease)—Institutional Shares	70,683	2,529	58,786	2,099

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Long-Term Government Bond Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGLT	VLGSX	VLGIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	2.63%	2.63%	2.65%

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	Long Gov	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.87
Beta	1.04	3.49

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		Long Gov	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index

Number of Bonds	71	78	9,397

Yield to Maturity
(before expenses)	2.6%	2.6%	2.4%

Average Coupon	3.5%	3.5%	3.0%

Average Duration	17.6 years	17.6 years	6.1 years

Average Effective
Maturity	24.8 years	24.8 years	8.2 years

Short-Term
Reserves	0.7%	—	—

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.1%
5 - 10 Years	0.1
10 - 20 Years	10.7
20 - 30 Years	88.8
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.9%
Aaa	0.1

Sector Diversification (% of portfolio)
Treasury/Agency	99.9%
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Long-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Long-Term Government Bond Index
	Fund ETF Shares Net Asset Value	-5.63%	2.80%	6.75%	$16,619
	Long-Term Government Bond Index
	Fund ETF Shares Market Price	-5.65	2.80	6.75	16,627
	Bloomberg Barclays U.S. Long
• • • • • • • •
	Government Float Adjusted Index	-5.61	2.93	6.84	16,732

– – – –	General U.S. Government Funds
	Average	-0.86	0.93	2.75	12,346
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	0.46	2.20	3.64	13,206

For a benchmark description, see the Glossary.
General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Long-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2017
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/1/2010)	Investment
Long-Term Government Bond Index Fund
Admiral Shares	-5.62%	2.79%	7.19%	$16,840
Bloomberg Barclays U.S. Long Government
Float Adjusted Index	-5.61	2.93	7.29	16,953
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	0.46	2.20	3.65	13,081

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(7/30/2010)	Investment
Long-Term Government Bond Index Fund
Institutional Shares	-5.60%	2.83%	6.21%	$7,662,439
Bloomberg Barclays U.S. Long Government
Float Adjusted Index	-5.61	2.93	6.25	7,682,235
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	0.46	2.20	3.22	6,260,613

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Long-Term Government Bond Index Fund ETF
Shares Market Price	-5.65%	14.83%	66.27%
Long-Term Government Bond Index Fund ETF
Shares Net Asset Value	-5.63	14.80	66.19
Bloomberg Barclays U.S. Long Government Float
Adjusted Index	-5.61	15.51	67.32

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Long-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2017
		Bloomberg
		Barclays
		Long Gov
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	16.21%	16.12%
2011	4.63	5.11
2012	19.06	18.68
2013	-13.13	-12.46
2014	14.65	14.15
2015	4.44	5.05
2016	16.96	16.59
2017	-5.63	-5.61

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-7.11%	2.74%			6.55%
Net Asset Value		-7.14	2.72			6.53
Admiral Shares	3/1/2010	-7.13	2.71	3.12%	3.86%	6.98
Institutional Shares	7/30/2010	-7.11	2.74	3.08	2.88	5.96

Long-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.4%)
U.S. Government Securities (95.3%)
United States Treasury Note/Bond	6.375%	8/15/27	490	678
United States Treasury Note/Bond	6.125%	11/15/27	3,278	4,484
United States Treasury Note/Bond	5.500%	8/15/28	10,004	13,263
United States Treasury Note/Bond	5.250%	11/15/28	7,749	10,122
United States Treasury Note/Bond	5.250%	2/15/29	5,937	7,782
United States Treasury Note/Bond	6.125%	8/15/29	4,285	6,050
United States Treasury Note/Bond	6.250%	5/15/30	7,518	10,869
United States Treasury Note/Bond	5.375%	2/15/31	14,555	19,870
United States Treasury Note/Bond	4.500%	2/15/36	2,961	3,897
United States Treasury Note/Bond	4.750%	2/15/37	7,626	10,367
United States Treasury Note/Bond	5.000%	5/15/37	2,200	3,077
United States Treasury Note/Bond	4.375%	2/15/38	7,039	9,155
United States Treasury Note/Bond	4.500%	5/15/38	8,365	11,058
United States Treasury Note/Bond	3.500%	2/15/39	14,106	16,306
United States Treasury Note/Bond	4.250%	5/15/39	13,698	17,546
United States Treasury Note/Bond	4.500%	8/15/39	14,709	19,469
United States Treasury Note/Bond	4.375%	11/15/39	17,181	22,389
United States Treasury Note/Bond	4.625%	2/15/40	23,935	32,264
United States Treasury Note/Bond	4.375%	5/15/40	18,331	23,919
United States Treasury Note/Bond	3.875%	8/15/40	16,458	20,048
United States Treasury Note/Bond	4.250%	11/15/40	17,096	21,974
United States Treasury Note/Bond	4.750%	2/15/41	16,968	23,347
United States Treasury Note/Bond	4.375%	5/15/41	11,610	15,209
United States Treasury Note/Bond	3.750%	8/15/41	15,988	19,161
United States Treasury Note/Bond	3.125%	11/15/41	6,656	7,222
United States Treasury Note/Bond	3.125%	2/15/42	16,866	18,294
United States Treasury Note/Bond	3.000%	5/15/42	12,537	13,301
United States Treasury Note/Bond	2.750%	8/15/42	25,319	25,659
United States Treasury Note/Bond	2.750%	11/15/42	33,729	34,145
United States Treasury Note/Bond	3.125%	2/15/43	31,599	34,171
United States Treasury Note/Bond	2.875%	5/15/43	35,111	36,296
United States Treasury Note/Bond	3.625%	8/15/43	28,922	34,020
United States Treasury Note/Bond	3.750%	11/15/43	30,944	37,181
United States Treasury Note/Bond	3.625%	2/15/44	45,961	54,162
United States Treasury Note/Bond	3.375%	5/15/44	41,153	46,528
United States Treasury Note/Bond	3.125%	8/15/44	49,363	53,412

Long-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.000%	11/15/44	34,025	35,971
United States Treasury Note/Bond	2.500%	2/15/45	32,739	31,337
United States Treasury Note/Bond	3.000%	5/15/45	37,363	39,459
United States Treasury Note/Bond	2.875%	8/15/45	39,155	40,348
United States Treasury Note/Bond	3.000%	11/15/45	41,796	44,094
United States Treasury Note/Bond	2.500%	2/15/46	52,687	50,283
United States Treasury Note/Bond	2.500%	5/15/46	36,932	35,230
United States Treasury Note/Bond	2.250%	8/15/46	29,942	27,032
United States Treasury Note/Bond	2.875%	11/15/46	42,492	43,741
United States Treasury Note/Bond	3.000%	2/15/47	41,893	44,204
United States Treasury Note/Bond	3.000%	5/15/47	27,748	29,296
United States Treasury Note/Bond	2.750%	8/15/47	15,000	15,068
				1,172,758
Agency Bonds and Notes (4.1%)
1 AID-Israel	5.500%	9/18/33	150	203
2 Federal Home Loan Banks	5.500%	7/15/36	1,820	2,495
3 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	913	1,309
3 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	3,090	4,540
3 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	4,796	6,905
3 Federal National Mortgage Assn.	6.250%	5/15/29	1,700	2,339
3 Federal National Mortgage Assn.	7.125%	1/15/30	1,730	2,560
3 Federal National Mortgage Assn.	7.250%	5/15/30	3,835	5,769
3 Federal National Mortgage Assn.	6.625%	11/15/30	5,875	8,502
3 Federal National Mortgage Assn.	5.625%	7/15/37	675	941
3 Federal National Mortgage Assn.	6.210%	8/6/38	300	442
2 Tennessee Valley Authority	7.125%	5/1/30	650	962
2 Tennessee Valley Authority	4.700%	7/15/33	100	121
2 Tennessee Valley Authority	4.650%	6/15/35	575	703
2 Tennessee Valley Authority	5.880%	4/1/36	2,340	3,254
2 Tennessee Valley Authority	6.150%	1/15/38	665	963
2 Tennessee Valley Authority	5.500%	6/15/38	586	790
2 Tennessee Valley Authority	5.250%	9/15/39	3,120	4,169
2 Tennessee Valley Authority	4.875%	1/15/48	245	315
2 Tennessee Valley Authority	5.375%	4/1/56	815	1,142
2 Tennessee Valley Authority	4.625%	9/15/60	850	1,065
2 Tennessee Valley Authority	4.250%	9/15/65	600	703
				50,192
Total U.S. Government and Agency Obligations (Cost $1,221,498)				1,222,950

			Shares
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
4 Vanguard Market Liquidity Fund
(Cost $9,166)	1.224%		91,635	9,166
Total Investments (100.2%) (Cost $1,230,664)				1,232,116

Long-Term Government Bond Index Fund

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	74
Receivables for Investment Securities Sold	9,812
Receivables for Accrued Income	6,463
Receivables for Capital Shares Issued	658
Total Other Assets	17,007
Liabilities
Payables for Investment Securities Purchased	(15,062)
Payables for Capital Shares Redeemed	(3,674)
Payables for Distributions	(147)
Payables to Vanguard	(276)
Other Liabilities	(37)
Total Liabilities	(19,196)
Net Assets (100%)	1,229,927

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,249,970
Undistributed Net Investment Income	1,297
Accumulated Net Realized Losses	(22,792)
Unrealized Appreciation (Depreciation)	1,452
Net Assets	1,229,927

ETF Shares—Net Assets
Applicable to 6,966,003 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	548,626
Net Asset Value Per Share—ETF Shares	$78.76

Admiral Shares—Net Assets
Applicable to 17,698,074 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	467,930
Net Asset Value Per Share—Admiral Shares	$26.44

Long-Term Government Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 6,358,546 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	213,371
Net Asset Value Per Share—Institutional Shares	$33.56

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Operations

Year Ended
August31,2017
($000)
Investment Income
Income
Interest[1]	27,938
Total Income	27,938
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative—ETF Shares	227
Management and Administrative—Admiral Shares	174
Management and Administrative—Institutional Shares	59
Marketing and Distribution—ETF Shares	34
Marketing and Distribution—Admiral Shares	36
Marketing and Distribution—Institutional Shares	9
Custodian Fees	8
Auditing Fees	49
Shareholders’ Reports and Proxy—ETF Shares	43
Shareholders’ Reports and Proxy—Admiral Shares	16
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	689
Net Investment Income	27,249
Realized Net Gain (Loss)
Investment Securities Sold[1]	(615)
Futures Contracts	51
Realized Net Gain (Loss)	(564)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(82,295)
Net Increase (Decrease) in Net Assets Resulting from Operations	(55,610)

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $19,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,249	20,744
Realized Net Gain (Loss)	(564)	25,043
Change in Unrealized Appreciation (Depreciation)	(82,295)	81,087
Net Increase (Decrease) in Net Assets Resulting from Operations	(55,610)	126,874
Distributions
Net Investment Income
ETF Shares	(13,190)	(11,086)
Admiral Shares	(9,591)	(5,615)
Institutional Shares	(4,367)	(3,463)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(27,148)	(20,164)
Capital Share Transactions
ETF Shares	20,982	266,095
Admiral Shares	118,161	215,021
Institutional Shares	83,424	(33,186)
Net Increase (Decrease) from Capital Share Transactions	222,567	447,930
Total Increase (Decrease)	139,809	554,640
Net Assets
Beginning of Period	1,090,118	535,478
End of Period[1]	1,229,927	1,090,118

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,297,000 and $1,196,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$85.64	$75.13	$73.93	$66.33	$78.69
Investment Operations
Net Investment Income	2.006[1]	2.021	2.073	2.100	2.055
Net Realized and Unrealized Gain (Loss)
on Investments	(6.905)	10.511	1.206	7.429	(12.216)
Total from Investment Operations	(4.899)	12.532	3.279	9.529	(10.161)
Distributions
Dividends from Net Investment Income	(1.981)	(2.022)	(2.079)	(1.929)	(2.056)
Distributions from Realized Capital Gains	—	—	—	—	(.143)
Total Distributions	(1.981)	(2.022)	(2.079)	(1.929)	(2.199)
Net Asset Value, End of Period	$78.76	$85.64	$75.13	$73.93	$66.33

Total Return	-5.63%	16.96%	4.44%	14.65%	-13.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$549	$578	$252	$107	$63
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.58%	2.76%	3.17%	2.80%
Portfolio Turnover Rate[2]	19%	18%	24%	23%	54%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.75	$25.21	$24.81	$22.32	$26.48
Investment Operations
Net Investment Income	. 676[1]	.679	.698	.711	.693
Net Realized and Unrealized Gain (Loss)
on Investments	(2.319)	3.540	.399	2.491	(4.112)
Total from Investment Operations	(1.643)	4.219	1.097	3.202	(3.419)
Distributions
Dividends from Net Investment Income	(.667)	(.679)	(.697)	(.712)	(.693)
Distributions from Realized Capital Gains	—	—	—	—	(.048)
Total Distributions	(.667)	(.679)	(.697)	(.712)	(.741)
Net Asset Value, End of Period	$26.44	$28.75	$25.21	$24.81	$22.32

Total Return[2]	-5.62%	16.97%	4.40%	14.63%	-13.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$468	$374	$130	$44	$6
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.58%	2.76%	3.17%	2.80%
Portfolio Turnover Rate[3]	19%	18%	24%	23%	54%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$36.49	$32.00	$31.48	$28.32	$33.60
Investment Operations
Net Investment Income	. 865[1]	.868	.896	.910	.890
Net Realized and Unrealized Gain (Loss)
on Investments	(2.942)	4.492	.517	3.161	(5.219)
Total from Investment Operations	(2.077)	5.360	1.413	4.071	(4.329)
Distributions
Dividends from Net Investment Income	(. 853)	(. 870)	(. 893)	(. 911)	(. 890)
Distributions from Realized Capital Gains	—	—	—	—	(.061)
Total Distributions	(. 853)	(. 870)	(. 893)	(. 911)	(. 951)
Net Asset Value, End of Period	$33.56	$36.49	$32.00	$31.48	$28.32

Total Return	-5.60%	16.99%	4.47%	14.66%	-13.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$213	$138	$154	$95	$37
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.64%	2.60%	2.79%	3.20%	2.83%
Portfolio Turnover Rate[2]	19%	18%	24%	23%	54%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amount of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Long-Term Government Bond Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $74,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Long-Term Government Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,222,950	—
Temporary Cash Investments	9,166	—	—
Total	9,166	1,222,950	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $11,736,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $1,680,000 of ordinary income available for distribution. The fund had available capital losses totaling $22,792,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $1,230,664,000.

Net unrealized appreciation of investment securities for tax purposes was $1,452,000, consisting of unrealized gains of $13,088,000 on securities that had risen in value since their purchase and $11,636,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $894,037,000 of investment securities and sold $667,133,000 of investment securities, other than temporary cash investments. Purchases and sales include $602,875,000 and $467,932,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Long-Term Government Bond Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	494,338	6,411	471,835	5,903
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(473,356)	(6,200)	(205,740)	(2,500)
Net Increase (Decrease)—ETF Shares	20,982	211	266,095	3,403
Admiral Shares
Issued	322,560	12,713	306,304	11,244
Issued in Lieu of Cash Distributions	8,434	327	5,157	190
Redeemed	(212,833)	(8,355)	(96,440)	(3,572)
Net Increase (Decrease)—Admiral Shares	118,161	4,685	215,021	7,862
Institutional Shares
Issued	96,263	2,986	29,337	869
Issued in Lieu of Cash Distributions	4,367	134	3,462	102
Redeemed	(17,206)	(530)	(65,985)	(2,007)
Net Increase (Decrease)—Institutional Shares	83,424	2,590	(33,186)	(1,036)

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Short-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCSH	VSCSX	VSTBX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	2.12%	2.12%	2.13%

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	1–5 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.74
Beta	1.00	0.43

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		1–5 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index

Number of Bonds	2,102	2,019	9,397

Yield to Maturity
(before expenses)	2.1%	2.2%	2.4%

Average Coupon	3.2%	3.4%	3.0%

Average Duration	2.8 years	2.8 years	6.1 years

Average Effective
Maturity	3.0 years	3.0 years	8.2 years

Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of portfolio)
Finance	40.6%
Industrial	54.4
Treasury/Agency	0.6
Utilities	4.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.7%
1 - 3 Years	48.8
3 - 5 Years	50.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	0.6%
Aaa	1.4
Aa	12.6
A	41.5
Baa	43.9

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Short-Term Corporate Bond Index Fund
	ETF Shares Net Asset Value	1.84%	2.20%	3.07%	$12,656
	Short-Term Corporate Bond Index Fund
	ETF Shares Market Price	1.75	2.15	3.09	12,668
	Bloomberg Barclays U.S. 1–5 Year
• • • • • • • •
	Corporate Bond Index	2.03	2.35	3.29	12,864

– – – –	Short-Intermediate Investment-Grade
	Debt Funds Average	1.28	1.38	2.51	12,130
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	0.46	2.20	3.64	13,206

For a benchmark description, see the Glossary.
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2017

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/18/2010)	Investment
Short-Term Corporate Bond Index Fund
Admiral Shares	1.83%	2.19%	2.64%	$11,935
Bloomberg Barclays U.S. 1–5 Year
Corporate Bond Index	2.03	2.35	2.82	12,073
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	0.46	2.20	3.23	12,404

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Short-Term Corporate Bond Index Fund
Institutional Shares	1.84%	2.22%	3.11%	$6,343,399
Bloomberg Barclays U.S. 1–5 Year
Corporate Bond Index	2.03	2.35	3.29	6,431,810
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	0.46	2.20	3.64	6,602,854

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Short-Term Corporate Bond Index Fund ETF Shares
Market Price	1.75%	11.21%	26.68%
Short-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	1.84	11.49	26.56
Bloomberg Barclays U.S. 1–5 Year Corporate Bond
Index	2.03	12.34	28.64

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Short-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2017
		Bloomberg
		Barclays
		1–5 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	5.34%	5.61%
2011	2.94	3.45
2012	4.68	4.81
2013	1.03	1.29
2014	3.50	3.67
2015	0.96	1.03
2016	3.71	3.78
2017	1.84	2.03

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		1.13%	2.30%			3.05%
Net Asset Value		1.35	2.36			3.03
Admiral Shares	11/18/2010	1.38	2.36	2.10%	0.49%	2.59
Institutional Shares	11/19/2009	1.35	2.38	2.15	0.91	3.06

Short-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	1.500%	8/15/20	62,835	62,962	0.3%
	United States Treasury
	Note/Bond	1.625%	8/31/22	61,100	60,861	0.2%
	U.S. Government Securities—Other †				21,896	0.1%
Total U.S. Government and Agency Obligations (Cost $145,709)					145,719	0.6%
Corporate Bonds
Finance
	Banking
	Associates Corp. of North
	America	6.950%	11/1/18	170	179	0.0%
	Bank of America Corp.	2.600%	1/15/19	59,560	60,144	0.2%
	Bank of America Corp.	7.625%	6/1/19	37,985	41,594	0.1%
1	Bank of America Corp.	2.151%–6.875%	9/1/17–7/21/23	359,590	373,791	1.4%
	Bank of America NA	2.050%	12/7/18	19,155	19,241	0.1%
	Citibank NA	2.000%–2.100%	3/20/19– 6/12/20	45,600	45,821	0.2%
	Citigroup Inc.	2.700%	3/30/21	44,913	45,470	0.2%
	Citigroup Inc.	2.900%	12/8/21	42,271	43,029	0.2%
1	Citigroup Inc.	2.050%–8.500%	9/26/18–7/24/23	345,389	351,753	1.4%
	Deutsche Bank AG	4.250%	10/14/21	46,100	48,643	0.2%
	Goldman Sachs Group
	Inc.	5.750%	1/24/22	66,886	75,397	0.3%
	Goldman Sachs Group
	Inc.	3.000%	4/26/22	58,450	59,408	0.2%
	Goldman Sachs Group
	Inc.	5.250%	7/27/21	48,871	53,795	0.2%
	Goldman Sachs Group
	Inc.	7.500%	2/15/19	43,698	47,138	0.2%

Short-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
1 Goldman Sachs Group
Inc.	1.950%–6.000%	1/31/19–7/24/23	367,181	373,921	1.4%
HSBC Bank USA NA	4.875%	8/24/20	12,561	13,517	0.1%
HSBC Holdings plc	2.650%	1/5/22	48,855	49,139	0.2%
1 HSBC Holdings plc	3.262%	3/13/23	41,812	42,847	0.2%
HSBC Holdings plc	2.950%–5.100%	3/8/21–3/30/22	126,957	133,819	0.5%
HSBC USA Inc.	1.700%–5.000%	3/5/18–9/27/20	110,267	111,930	0.4%
JPMorgan Chase & Co.	2.250%	1/23/20	61,749	62,236	0.2%
JPMorgan Chase & Co.	4.500%	1/24/22	46,597	50,594	0.2%
JPMorgan Chase & Co.	2.295%	8/15/21	46,161	46,282	0.2%
JPMorgan Chase & Co.	4.250%	10/15/20	41,243	43,911	0.2%
JPMorgan Chase & Co.	2.750%	6/23/20	42,495	43,381	0.2%
JPMorgan Chase & Co.	2.550%	3/1/21	41,171	41,594	0.1%
1 JPMorgan Chase & Co.	1.850%–6.300%	1/28/19–4/25/23	266,351	277,023	1.1%
JPMorgan Chase
Bank NA	1.450%–1.650%	9/21/18–9/23/19	17,107	17,077	0.1%
Mitsubishi UFJ Financial
Group Inc.	2.950%	3/1/21	42,862	43,751	0.2%
Morgan Stanley	2.750%	5/19/22	61,400	61,790	0.2%
Morgan Stanley	2.625%	11/17/21	53,376	53,735	0.2%
Morgan Stanley	2.650%	1/27/20	48,261	49,024	0.2%
Morgan Stanley	2.500%	4/21/21	45,105	45,330	0.2%
Morgan Stanley	5.625%	9/23/19	42,234	45,268	0.2%
Morgan Stanley	2.200%–7.300%	12/7/18–7/28/21	250,688	262,855	1.0%
UBS AG	2.375%	8/14/19	45,512	45,978	0.2%
Wells Fargo & Co.	2.625%	7/22/22	49,750	49,999	0.2%
Wells Fargo & Co.	2.100%	7/26/21	45,575	45,330	0.2%
Wells Fargo & Co.	2.600%	7/22/20	41,781	42,432	0.2%
Wells Fargo & Co.	2.125%–4.600%	1/15/19–3/8/22	229,377	235,087	0.9%
Wells Fargo Bank NA	1.750%–2.150%	11/28/18–12/6/19	70,891	71,096	0.3%
2 Banking—Other †				4,783,721	18.7%
Brokerage †				189,303	0.8%
Finance Companies
GE Capital International
Funding Co.	2.342%	11/15/20	86,650	87,295	0.3%
HSBC Finance Corp.	6.676%	1/15/21	38,190	43,352	0.2%
2 Finance Companies—Other †				295,715	1.2%
Insurance †				760,506	3.0%
Other Finance †				10,202	0.0%
Real Estate Investment Trusts †				495,017	1.9%
				10,289,460	40.3%
Industrial
Basic Industry †				675,781	2.6%
Capital Goods †				1,209,629	4.7%
Communication
AT&T Inc.	2.450%	6/30/20	41,735	42,087	0.2%
AT&T Inc.	2.300%–5.875%	11/27/18–2/14/23	299,353	310,642	1.2%
Charter Communications
Operating LLC / Charter
Communications
Operating Capital	4.464%	7/23/22	39,687	41,850	0.1%
Verizon Communications Inc.	4.500%	9/15/20	49,575	53,181	0.2%
Communication—Other †				1,217,608	4.8%

Short-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Consumer Cyclical
Ford Motor Co.	6.500%	8/1/18	850	884	0.0%
Ford Motor Credit
Co. LLC	1.897%–8.125%	10/1/18–8/3/22	302,519	310,546	1.2%
General Motors Co.	3.500%	10/2/18	18,303	18,603	0.1%
General Motors Financial
Co. Inc.	2.350%–4.375%	1/15/19–6/30/22	248,759	254,304	1.0%
Visa Inc.	2.200%	12/14/20	46,900	47,374	0.2%
2 Consumer Cyclical—Other †				1,357,972	5.3%
Consumer Noncyclical
Abbott Laboratories	2.900%	11/30/21	48,110	48,845	0.2%
Abbott Laboratories	2.350%	11/22/19	42,880	43,268	0.2%
AbbVie Inc.	2.500%	5/14/20	54,980	55,667	0.2%
Allergan Funding SCS	3.000%	3/12/20	47,470	48,298	0.2%
Anheuser-Busch Cos. LLC	5.000%	3/1/19	6,406	6,718	0.0%
Anheuser-Busch InBev
Finance Inc.	2.650%	2/1/21	107,927	110,127	0.4%
Anheuser-Busch InBev
Finance Inc.	1.900%	2/1/19	63,914	64,126	0.2%
Anheuser-Busch InBev
Finance Inc.	2.150%	2/1/19	23,623	23,789	0.1%
Anheuser-Busch InBev
Worldwide Inc.	2.500%–7.750%	1/15/19–7/15/22	164,062	174,175	0.7%
2 Anheuser-Busch North
American Holding Corp.	3.750%	1/15/22	750	797	0.0%
Novartis Securities
Investment Ltd.	5.125%	2/10/19	40,923	42,927	0.2%
Shire Acquisitions
Investments Ireland DAC	2.400%	9/23/21	45,865	45,561	0.2%
Shire Acquisitions
Investments Ireland DAC	1.900%	9/23/19	45,231	45,069	0.2%
2 Consumer Noncyclical—Other †				3,145,920	12.3%
Energy †				1,885,034	7.4%
Other Industrial †				17,973	0.1%
Technology
Apple Inc.	2.250%	2/23/21	45,420	45,894	0.2%
Apple Inc.	1.100%–2.850%	2/8/19–5/13/22	251,728	254,013	1.0%
2 Broadcom Corp. /
Broadcom Cayman
Finance Ltd.	3.000%	1/15/22	50,217	50,907	0.2%
2 Diamond 1 Finance Corp. /
Diamond 2 Finance Corp.	4.420%	6/15/21	63,242	66,337	0.2%
2 Diamond 1 Finance Corp. /
Diamond 2 Finance Corp.	3.480%	6/1/19	51,957	52,860	0.2%
Hewlett Packard Enterprise
Co.	3.600%	10/15/20	45,136	46,831	0.2%
Microsoft Corp.	1.100%–4.200%	11/3/18–2/12/22	266,573	268,462	1.0%
Oracle Corp.	1.900%	9/15/21	55,404	55,261	0.2%
2 Technology—Other †				1,371,168	5.4%
Transportation †				300,762	1.2%
				13,811,250	54.0%

Short-Term Corporate Bond Index Fund

			Market	Percentage
			Value•	of Net
			($000)	Assets
Utilities
Electric †			1,046,163	4.1%
Natural Gas †			55,797	0.2%
Other Utility †			3,116	0.0%
			1,105,076	4.3%
Total Corporate Bonds (Cost $25,032,115)			25,205,786	98.6%
Taxable Municipal Bonds (Cost $10,708) †			10,662	0.0%

	Coupon	Shares
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $63,952)	1.224%	639,428	63,956	0.3%
Total Investments (Cost $25,252,484)			25,426,123	99.5%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			1,573
Receivables for Investment Securities Sold			414,417
Receivables for Accrued Income			207,833
Receivables for Capital Shares Issued			7,523
Variation Margin Receivable – Futures Contracts			34
Other Assets [4]			1,847
Total Other Assets			633,227	2.5%
Liabilities
Payables for Investment Securities Purchased			(489,795)
Payables for Capital Shares Redeemed			(4,949)
Payables for Distributions			(1,845)
Payables to Vanguard			(4,932)
Other Liabilities			(1,682)
Total Liabilities			(503,203)	(2.0%)
Net Assets			25,556,147	100.0%

At August 31, 2017, net assets consisted of:
				Amount
				($000)
Paid-in Capital				25,356,850
Undistributed Net Investment Income				38,876
Accumulated Net Realized Losses				(13,218)
Unrealized Appreciation (Depreciation)				173,639
Net Assets				25,556,147

Short-Term Corporate Bond Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 259,971,328 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,861,973
Net Asset Value Per Share—ETF Shares	$80.25

Admiral Shares—Net Assets
Applicable to 145,759,667 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,179,669
Net Asset Value Per Share—Admiral Shares	$21.81

Institutional Shares—Net Assets
Applicable to 56,716,712 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,514,505
Net Asset Value Per Share—Institutional Shares	$26.70

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, the aggregate value of these securities was $388,193,000, representing 1.5% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Cash of $1,846,000 has been segregated as initial margin for recently closed futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August31,2017
($000)
Investment Income
Income
Interest[1]	478,273
Total Income	478,273
Expenses
The Vanguard Group—Note B
Investment Advisory Services	683
Management and Administrative—ETF Shares	9,711
Management and Administrative—Admiral Shares	1,309
Management and Administrative—Institutional Shares	505
Marketing and Distribution—ETF Shares	947
Marketing and Distribution—Admiral Shares	242
Marketing and Distribution—Institutional Shares	60
Custodian Fees	109
Auditing Fees	46
Shareholders’ Reports and Proxy—ETF Shares	619
Shareholders’ Reports and Proxy—Admiral Shares	51
Shareholders’ Reports and Proxy—Institutional Shares	1
Trustees’ Fees and Expenses	14
Total Expenses	14,297
Net Investment Income	463,976
Realized Net Gain (Loss)
Investment Securities Sold[1]	14,136
Futures Contracts	(720)
Realized Net Gain (Loss)	13,416
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(39,014)
Net Increase (Decrease) in Net Assets Resulting from Operations	438,378

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $963,000 and $32,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	463,976	297,082
Realized Net Gain (Loss)	13,416	(18,790)
Change in Unrealized Appreciation (Depreciation)	(39,014)	239,761
Net Increase (Decrease) in Net Assets Resulting from Operations	438,378	518,053
Distributions
Net Investment Income
ETF Shares	(368,312)	(238,185)
Admiral Shares	(53,903)	(32,914)
Institutional Shares	(27,080)	(18,203)
Realized Capital Gain[1]
ETF Shares	—	(8,713)
Admiral Shares	—	(1,082)
Institutional Shares	—	(649)
Total Distributions	(449,295)	(299,746)
Capital Share Transactions
ETF Shares	6,749,919	3,563,464
Admiral Shares	1,222,309	711,799
Institutional Shares	495,280	261,911
Net Increase (Decrease) from Capital Share Transactions	8,467,508	4,537,174
Total Increase (Decrease)	8,456,591	4,755,481
Net Assets
Beginning of Period	17,099,556	12,344,075
End of Period[2]	25,556,147	17,099,556

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $614,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $38,876,000 and $24,195,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$80.52	$79.33	$80.21	$78.97	$79.78
Investment Operations
Net Investment Income	1.768[1]	1.661	1.504	1.436	1.523
Net Realized and Unrealized Gain (Loss)
on Investments	(.317)	1.240	(.743)	1.305	(.699)
Total from Investment Operations	1.451	2.901	.761	2.741	.824
Distributions
Dividends from Net Investment Income	(1.721)	(1.648)	(1.492)	(1.321)	(1.517)
Distributions from Realized Capital Gains	—	(. 063)	(.149)	(.180)	(.117)
Total Distributions	(1.721)	(1.711)	(1.641)	(1.501)	(1.634)
Net Asset Value, End of Period	$80.25	$80.52	$79.33	$80.21	$78.97

Total Return	1.84%	3.71%	0.96%	3.50%	1.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,862	$14,121	$10,377	$8,430	$6,705
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.11%	1.90%	1.82%	1.92%
Portfolio Turnover Rate[2]	66%	57%	62%	56%	61%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.89	$21.57	$21.81	$21.51	$21.73
Investment Operations
Net Investment Income	. 481[1]	.451	.409	. 395.414
Net Realized and Unrealized Gain (Loss)
on Investments	(. 088)	. 337	(.199)	. 347	(.189)
Total from Investment Operations	.393	.788	.210	.742	.225
Distributions
Dividends from Net Investment Income	(. 473)	(. 451)	(. 410)	(. 393)	(. 413)
Distributions from Realized Capital Gains	—	(. 017)	(. 040)	(. 049)	(. 032)
Total Distributions	(. 473)	(. 468)	(. 450)	(. 442)	(. 445)
Net Asset Value, End of Period	$21.81	$21.89	$21.57	$21.81	$21.51

Total Return[2]	1.83%	3.70%	0.97%	3.47%	1.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,180	$1,959	$1,222	$821	$76
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.11%	1.90%	1.82%	1.92%
Portfolio Turnover Rate [3]	66%	57%	62%	56%	61%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal Class. 1 Calculated based on average shares outstanding.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.80	$26.41	$26.71	$26.33	$26.60
Investment Operations
Net Investment Income	. 594[1]	.558	.509	.491	.516
Net Realized and Unrealized Gain (Loss)
on Investments	(.111)	. 413	(. 249)	. 437	(. 233)
Total from Investment Operations	.483	.971	. 260.928		. 283
Distributions
Dividends from Net Investment Income	(. 583)	(. 560)	(. 510)	(. 488)	(. 514)
Distributions from Realized Capital Gains	—	(. 021)	(. 050)	(. 060)	(. 039)
Total Distributions	(. 583)	(. 581)	(. 560)	(. 548)	(. 553)
Net Asset Value, End of Period	$26.70	$26.80	$26.41	$26.71	$26.33

Total Return[2]	1.84%	3.72%	0.98%	3.55%	1.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,515	$1,020	$745	$634	$262
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.13%	1.93%	1.85%	1.95%
Portfolio Turnover Rate [3]	66%	57%	62%	56%	61%

1 Calculated based on average shares outstanding.

2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, based on the average notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2017.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Short-Term Corporate Bond Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,573,000, representing 0.01% of the fund’s net assets and 0.63% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Short-Term Corporate Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	145,719	—
Corporate Bonds	—	25,205,786	—
Taxable Municipal Bonds	—	10,662	—
Temporary Cash Investments	63,956	—	—
Futures Contracts—Assets[1]	34	—
Total	63,990	25,362,167	—

1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $980,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $44,867,000 of ordinary income available for distribution. The fund had available capital losses totaling $11,570,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $25,254,085,000. Net unrealized appreciation of investment securities for tax purposes was $172,038,000, consisting of unrealized gains of $186,176,000 on securities that had risen in value since their purchase and $14,138,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2017, the fund purchased $15,195,441,000 of investment securities and sold $6,662,928,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $7,290,661,000 and $7,212,232,000, respectively. Total purchases and sales include $6,685,774,000 and $131,817,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Short-Term Corporate Bond Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $4,242,876 and $230,824,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	6,885,407	86,293	3,706,576	46,374
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(135,488)	(1,700)	(143,112)	(1,800)
Net Increase (Decrease)—ETF Shares	6,749,919	84,593	3,563,464	44,574
Admiral Shares
Issued	2,266,859	104,397	1,294,752	59,705
Issued in Lieu of Cash Distributions	43,547	2,006	28,222	1,301
Redeemed	(1,088,097)	(50,134)	(611,175)	(28,178)
Net Increase (Decrease)—Admiral Shares	1,222,309	56,269	711,799	32,828
Institutional Shares
Issued	622,558	23,451	395,051	14,846
Issued in Lieu of Cash Distributions	20,932	788	15,170	571
Redeemed	(148,210)	(5,579)	(148,310)	(5,567)
Net Increase (Decrease)—Institutional Shares	495,280	18,660	261,911	9,850

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund

Fund Profile

As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCIT	VICSX	VICBX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	3.09%	3.09%	3.10%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		5–10 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index

Number of Bonds	1,755	1,712	9,397

Yield to Maturity
(before expenses)	3.1%	3.1%	2.4%

Average Coupon	3.6%	3.7%	3.0%

Average Duration	6.5 years	6.5 years	6.1 years

Average Effective
Maturity	7.5 years	7.3 years	8.2 years

Short-Term
Reserves	0.2%	—	—

Sector Diversification (% of portfolio)
Finance	34.3%
Industrial	60.1
Treasury/Agency	0.3
Utilities	4.9
Other	0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	5–10 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.88
Beta	1.02	1.25

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.4%
1 - 3 Years	0.1
3 - 5 Years	2.6
5 - 10 Years	96.8
10 - 20 Years	0.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	0.3%
Aaa	2.1
Aa	7.2
A	35.3
Baa	55.1

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Net Asset Value	1.98%	3.86%	5.96%	$15,693
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Market Price	2.00	3.80	5.98	15,714
	Bloomberg Barclays U.S. 5–10 Year
• • • • • • • •
	Corporate Bond Index	2.30	3.98	6.08	15,827

– – – –	Spliced Core Bond Funds Average	0.85	2.23	3.90	13,469
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	0.46	2.20	3.64	13,206

For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2017

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/2/2010)	Investment
Intermediate-Term Corporate Bond Index
Fund Admiral Shares	1.99%	3.87%	5.89%	$15,317
Bloomberg Barclays U.S. 5–10 Year
Corporate Bond Index	2.30	3.98	5.96	15,437
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	0.46	2.20	3.64	13,071

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Intermediate-Term Corporate Bond Index
Fund Institutional Shares	2.01%	3.89%	6.00%	$7,848,485
Bloomberg Barclays U.S. 5–10 Year
Corporate Bond Index	2.30	3.98	6.08	7,913,549
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	0.46	2.20	3.64	6,602,854

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Intermediate-Term Corporate Bond Index Fund ETF
Shares Market Price	2.00%	20.52%	57.14%
Intermediate-Term Corporate Bond Index Fund ETF
Shares Net Asset Value	1.98	20.85	56.93
Bloomberg Barclays U.S. 5–10 Year Corporate Bond
Index	2.30	21.54	58.27

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2017
		Bloomberg
		Barclays
		5–10 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	11.30%	11.41%
2011	5.65	6.19
2012	10.43	10.07
2013	-1.64	-1.27
2014	9.60	9.51
2015	0.32	0.39
2016	9.58	9.46
2017	1.98	2.30

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		1.10%	4.04%			5.88%
Net Asset Value		1.47	4.15			5.87
Admiral Shares	3/2/2010	1.50	4.16	3.60%	2.19%	5.79
Fee-Adjusted Returns		1.25	4.11			5.75
Institutional Shares	11/19/2009	1.50	4.18	3.65	2.26	5.91
Fee-Adjusted Returns		1.25	4.13			5.87

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	1.625%	8/31/22	37,000	36,855	0.1%
	U.S. Government Securities—Other †				10,641	0.1%
Total U.S. Government and Agency Obligations (Cost $47,486)					47,496	0.2%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%	1/11/23	53,263	54,776	0.3%
	Bank of America Corp.	3.875%	8/1/25	36,597	38,486	0.2%
	Bank of America Corp.	4.200%	8/26/24	34,610	36,355	0.2%
	Bank of America Corp.	3.500%	4/19/26	33,640	34,211	0.2%
1	Bank of America Corp.	2.503%–6.220%	5/13/21–7/21/28	288,378	299,286	1.6%
	Bank One Corp.	7.625%–8.000%	10/15/26–4/29/27	8,205	10,700	0.1%
	Citigroup Inc.	3.200%	10/21/26	41,207	40,781	0.2%
1	Citigroup Inc.	3.300%–5.500%	3/1/23–7/24/28	250,334	260,246	1.4%
	Credit Suisse AG	3.625%	9/9/24	37,060	38,843	0.2%
	Goldman Sachs Group
	Inc.	4.000%	3/3/24	35,178	37,192	0.2%
	Goldman Sachs Group
	Inc.	3.500%	11/16/26	34,294	34,394	0.2%
	Goldman Sachs Group
	Inc.	3.500%–5.950%	1/22/23–6/5/28	226,334	234,695	1.3%
	HSBC Holdings plc	4.300%	3/8/26	33,345	35,949	0.2%
1	HSBC Holdings plc	3.600%–5.100%	4/5/21–3/13/28	142,264	149,080	0.8%
	HSBC USA Inc.	3.500%	6/23/24	6,355	6,592	0.0%
	JPMorgan Chase & Co.	3.300%	4/1/26	36,869	37,082	0.2%
	JPMorgan Chase & Co.	3.125%	1/23/25	35,634	35,921	0.2%
1	JPMorgan Chase & Co.	2.700%–4.350%	8/15/21–5/1/28	391,336	402,619	2.2%

Intermediate-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Morgan Stanley	3.875%	4/29/24	37,922	39,855	0.2%
1 Morgan Stanley	3.591%	7/22/28	38,500	38,975	0.2%
Morgan Stanley	3.875%	1/27/26	36,588	38,139	0.2%
Morgan Stanley	3.625%	1/20/27	36,081	36,895	0.2%
Morgan Stanley	4.000%	7/23/25	34,660	36,473	0.2%
Morgan Stanley	3.125%	7/27/26	35,022	34,573	0.2%
Morgan Stanley	3.700%	10/23/24	33,110	34,431	0.2%
Morgan Stanley	3.750%–6.250%	11/1/22–4/23/27	152,882	162,430	0.9%
Royal Bank of Scotland
Group plc	3.875%	9/12/23	38,539	39,407	0.2%
Wachovia Corp.	6.605%–7.574%	10/1/25–8/1/26	2,250	2,871	0.0%
Wells Fargo & Co.	3.069%	1/24/23	43,863	44,828	0.3%
Wells Fargo & Co.	3.000%	10/23/26	39,381	38,846	0.2%
Wells Fargo & Co.	3.000%	4/22/26	38,573	38,045	0.2%
Wells Fargo & Co.	4.100%	6/3/26	33,320	34,987	0.2%
1 Wells Fargo & Co.	3.000%–4.480%	3/8/22–5/22/28	193,814	200,542	1.1%
2 Banking—Other †				1,606,448	8.8%
Brokerage †				268,095	1.5%
Finance Companies †				75,252	0.4%
2 Insurance
Berkshire Hathaway Inc.	2.750%–3.125%	2/11/23–3/15/26	66,516	67,974	0.4%
Insurance—Other †				709,934	3.9%
Other Finance †				6,857	0.0%
Real Estate Investment Trusts †				871,580	4.8%
				6,214,645	34.0%
Industrial
2 Basic Industry †				508,705	2.8%
Capital Goods
General Electric Co.	2.700%	10/9/22	33,438	34,228	0.2%
Precision Castparts
Corp.	2.500%–3.250%	1/15/23–6/15/25	24,995	25,321	0.1%
2 Capital Goods—Other †				741,897	4.1%
Communication
AT&T Inc.	3.900%	8/14/27	57,400	58,002	0.3%
AT&T Inc.	3.400%	5/15/25	53,378	53,189	0.3%
AT&T Inc.	3.400%	8/14/24	34,446	34,716	0.2%
AT&T Inc.	2.625%–4.450%	12/1/22–3/1/27	179,472	184,748	1.0%
Charter Communications
Operating LLC / Charter
Communications
Operating Capital	4.908%	7/23/25	56,296	60,182	0.4%
Pacific Bell Telephone Co.	7.125%	3/15/26	1,352	1,685	0.0%
Verizon Communications Inc.	5.150%	9/15/23	69,238	77,278	0.4%
Verizon Communications Inc.	4.125%	3/16/27	39,555	41,080	0.2%
2 Verizon Communications
Inc.	2.450%–4.150%	11/1/22–8/15/26	123,388	123,140	0.7%
2 Communication—Other †				838,671	4.6%
Consumer Cyclical
2 Amazon.com Inc.	3.150%	8/22/27	37,500	38,168	0.2%
Visa Inc.	3.150%	12/14/25	49,918	51,183	0.3%
2 Consumer Cyclical—Other †				1,277,239	7.0%
Consumer Noncyclical
Abbott Laboratories	3.750%	11/30/26	41,259	42,585	0.2%
AbbVie Inc.	3.600%	5/14/25	41,501	42,817	0.2%

Intermediate-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Allergan Funding SCS	3.800%	3/15/25	47,950	49,998	0.3%
Anheuser-Busch InBev
Finance Inc.	3.650%	2/1/26	128,532	133,896	0.7%
Anheuser-Busch InBev
Finance Inc.	3.300%	2/1/23	75,931	78,799	0.4%
Anheuser-Busch InBev
Finance Inc.	2.625%–3.700%	1/17/23–2/1/24	28,519	29,539	0.2%
2 BAT Capital Corp.	3.557%	8/15/27	44,650	45,365	0.3%
Medtronic Inc.	3.500%	3/15/25	46,175	48,668	0.3%
Teva Pharmaceutical
Finance Netherlands
III BV	3.150%	10/1/26	39,286	35,888	0.2%
2 Consumer Noncyclical—Other †				2,266,422	12.4%
2 Energy †				1,799,720	9.8%
Other Industrial †				43,081	0.2%
Technology
Apple Inc.	2.400%	5/3/23	65,980	66,059	0.4%
Apple Inc.	3.250%	2/23/26	40,777	42,051	0.2%
Apple Inc.	3.450%	5/6/24	32,471	34,227	0.2%
Apple Inc.	2.450%–3.350%	2/23/23–6/20/27	183,568	186,394	1.0%
2 Broadcom Corp. /
Broadcom Cayman
Finance Ltd.	3.875%	1/15/27	58,178	59,923	0.3%
2 Diamond 1 Finance Corp. /
Diamond 2 Finance Corp.	6.020%	6/15/26	50,867	56,721	0.3%
2 Diamond 1 Finance Corp. /
Diamond 2 Finance Corp.	5.450%	6/15/23	44,470	48,601	0.3%
Microsoft Corp.	3.300%	2/6/27	44,329	46,256	0.2%
Microsoft Corp.	2.400%	8/8/26	45,350	44,093	0.2%
Microsoft Corp.	2.000%–3.625%	11/3/22–11/3/25	158,327	161,574	0.9%
Oracle Corp.	2.650%	7/15/26	36,381	35,724	0.2%
2 Technology—Other †				1,018,927	5.6%
Transportation
1 BNSF Funding Trust I	6.613%	12/15/55	1,890	2,172	0.0%
Burlington Northern
Santa Fe LLC	3.000%–7.000%	9/1/22–12/15/25	63,331	67,274	0.4%
Transportation—Other †				274,622	1.5%
				10,910,828	59.7%
Utilities
Electric
Berkshire Hathaway
Energy Co.	3.500%–3.750%	11/15/23–2/1/25	13,210	13,931	0.1%
MidAmerican Energy
Co.	3.100%–3.500%	10/15/24–5/1/27	9,490	9,876	0.1%
PacifiCorp	2.950%–3.600%	6/1/23–7/1/25	8,910	9,309	0.0%
Sierra Pacific Power Co.	2.600%–3.375%	8/15/23–5/1/26	5,450	5,398	0.0%
Electric—Other †				773,958	4.2%
Natural Gas †				73,053	0.4%
Other Utility †				12,500	0.1%
				898,025	4.9%
Total Corporate Bonds (Cost $17,641,279)				18,023,498	98.6%
Taxable Municipal Bonds (Cost $1,482) †				1,528	0.0%

Intermediate-Term Corporate Bond Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $31,382)	1.224%	313,763	31,383	0.2%
Total Investments (Cost $17,721,629)			18,103,905	99.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			1,114
Receivables for Investment Securities Sold			389,488
Receivables for Accrued Income			171,994
Receivables for Capital Shares Issued			2,119
Variation Margin Receivable—Futures Contracts			36
Other Assets [4]			652
Total Other Assets			565,403	3.1%
Liabilities
Payables for Investment Securities Purchased			(376,206)
Payables for Capital Shares Redeemed			(454)
Payables for Distributions			(998)
Payables to Vanguard			(2,989)
Variation Margin Payable—Futures Contracts			(213)
Other Liabilities			(3,113)
Total Liabilities			(383,973)	(2.1%)
Net Assets			18,285,335	100.0%

At August 31, 2017, net assets consisted of:
				Amount
				($000)
Paid-in Capital				17,875,168
Undistributed Net Investment Income				44,451
Accumulated Net Realized Losses				(16,560)
Unrealized Appreciation (Depreciation)				382,276
Net Assets				18,285,335

ETF Shares—Net Assets
Applicable to 189,013,004 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				16,699,410
Net Asset Value Per Share—ETF Shares				$88.35

Intermediate-Term Corporate Bond Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 42,631,329 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,013,734
Net Asset Value Per Share—Admiral Shares	$23.78

Institutional Shares—Net Assets
Applicable to 19,472,660 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	572,191
Net Asset Value Per Share—Institutional Shares	$29.38

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, the aggregate value of these securities was $498,646,000, representing 2.7% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Cash with a value of $652,000 has been segregated as initial margin for recently closed futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August31,2017
($000)
Investment Income
Income
Interest[1]	466,207
Total Income	466,207
Expenses
The Vanguard Group—Note B
Investment Advisory Services	453
Management and Administrative—ETF Shares	6,962
Management and Administrative—Admiral Shares	419
Management and Administrative—Institutional Shares	180
Marketing and Distribution—ETF Shares	795
Marketing and Distribution—Admiral Shares	81
Marketing and Distribution—Institutional Shares	22
Custodian Fees	92
Auditing Fees	46
Shareholders’ Reports and Proxy—ETF Shares	534
Shareholders’ Reports and Proxy—Admiral Shares	26
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	10
Total Expenses	9,620
Net Investment Income	456,587
Realized Net Gain (Loss)
Investment Securities Sold[1]	31,887
Futures Contracts	(4,168)
Realized Net Gain (Loss)	27,719
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(65,322)
Futures Contracts	(22)
Change in Unrealized Appreciation (Depreciation)	(65,344)
Net Increase (Decrease) in Net Assets Resulting from Operations	418,962

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $574,000 and ($18,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	456,587	278,340
Realized Net Gain (Loss)	27,719	(13,790)
Change in Unrealized Appreciation (Depreciation)	(65,344)	535,211
Net Increase (Decrease) in Net Assets Resulting from Operations	418,962	799,761
Distributions
Net Investment Income
ETF Shares	(397,564)	(237,627)
Admiral Shares	(26,554)	(17,675)
Institutional Shares	(14,578)	(11,793)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(438,696)	(267,095)
Capital Share Transactions
ETF Shares	6,663,645	4,175,449
Admiral Shares	318,614	245,617
Institutional Shares	187,545	27,275
Net Increase (Decrease) from Capital Share Transactions	7,169,804	4,448,341
Total Increase (Decrease)	7,150,070	4,981,007
Net Assets
Beginning of Period	11,135,265	6,154,258
End of Period[1]	18,285,335	11,135,265

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $44,451,000 and $26,560,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$89.47	$84.39	$86.98	$82.31	$86.78
Investment Operations
Net Investment Income	2.869[1]	2.831	2.767	2.724	2.715
Net Realized and Unrealized Gain (Loss)
on Investments	(1.184)	5.083	(2.473)	5.024	(4.042)
Total from Investment Operations	1.685	7.914	.294	7.748	(1.327)
Distributions
Dividends from Net Investment Income	(2.805)	(2.834)	(2.754)	(2.496)	(2.713)
Distributions from Realized Capital Gains	—	—	(.130)	(.582)	(.430)
Total Distributions	(2.805)	(2.834)	(2.884)	(3.078)	(3.143)
Net Asset Value, End of Period	$88.35	$89.47	$84.39	$86.98	$82.31

Total Return	1.98%	9.58%	0.32%	9.60%	-1.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,699	$10,048	$5,393	$4,010	$3,161
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.30%	3.34%	3.25%	3.25%	3.16%
Portfolio Turnover Rate[2]	65%	71%	56%	65%	73%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.08	$22.71	$23.40	$22.20	$23.40
Investment Operations
Net Investment Income	.774[1]	.764	.745	.736	.732
Net Realized and Unrealized Gain (Loss)
on Investments	(.318)	1.371	(.654)	1.355	(1.085)
Total from Investment Operations	.456	2.135	.091	2.091	(.353)
Distributions
Dividends from Net Investment Income	(.756)	(.765)	(.746)	(.734)	(.731)
Distributions from Realized Capital Gains	—	—	(.035)	(.157)	(.116)
Total Distributions	(.756)	(.765)	(.781)	(. 891)	(. 847)
Net Asset Value, End of Period	$23.78	$24.08	$22.71	$23.40	$22.20

Total Return[2]	1.99%	9.57%	0.37%	9.60%	-1.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,014	$700	$423	$239	$55
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.30%	3.34%	3.25%	3.25%	3.16%
Portfolio Turnover Rate [3]	65%	71%	56%	65%	73%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal Class.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.75	$28.06	$28.92	$27.44	$28.93
Investment Operations
Net Investment Income	. 962[1]	.949	.931	.919	.913
Net Realized and Unrealized Gain (Loss)
on Investments	(.392)	1.690	(.816)	1.671	(1.347)
Total from Investment Operations	.570	2.639	.115	2.590	(.434)
Distributions
Dividends from Net Investment Income	(. 940)	(. 949)	(. 932)	(. 916)	(. 913)
Distributions from Realized Capital Gains	—	—	(.043)	(.194)	(.143)
Total Distributions	(.940)	(.949)	(.975)	(1.110)	(1.056)
Net Asset Value, End of Period	$29.38	$29.75	$28.06	$28.92	$27.44

Total Return[2]	2.01%	9.58%	0.37%	9.62%	-1.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$572	$387	$338	$307	$164
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	3.32%	3.36%	3.28%	3.28%	3.19%
Portfolio Turnover Rate [3]	65%	71%	56%	65%	73%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2017.

Intermediate-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,114,000, representing 0.01% of the fund’s net assets and 0.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Intermediate-Term Corporate Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	47,496	—
Corporate Bonds	—	18,023,498	—
Taxable Municipal Bonds	—	1,528	—
Temporary Cash Investments	31,383	—	—
Futures Contracts—Assets[1]	36	—	—
Futures Contracts—Liabilities[1]	(213)	—	—
Total	31,206	18,072,522	—

1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $10,611,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $47,860,000 of ordinary income available for distribution. The fund had available capital losses totaling $12,927,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $17,725,215,000. Net unrealized appreciation of investment securities for tax purposes was $378,690,000, consisting of unrealized gains of $396,759,000 on securities that had risen in value since their purchase and $18,069,000 in unrealized losses on securities that had fallen in value since their purchase.

Intermediate-Term Corporate Bond Index Fund

E. During the year ended August 31, 2017, the fund purchased $11,956,637,000 of investment securities and sold $4,896,074,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,376,689,000 and $4,328,244,000, respectively. Total purchases and sales include $6,713,452,000 and $281,058,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $1,319,472,000 and $3,934,231,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	6,950,937	80,003	4,483,789	52,004
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(287,292)	(3,300)	(308,340)	(3,600)
Net Increase (Decrease)—ETF Shares	6,663,645	76,703	4,175,449	48,404
Admiral Shares
Issued[1]	526,063	22,458	366,221	15,690
Issued in Lieu of Cash Distributions	22,355	953	15,255	654
Redeemed	(229,804)	(9,850)	(135,859)	(5,881)
Net Increase (Decrease)—Admiral Shares	318,614	13,561	245,617	10,463
Institutional Shares
Issued[1]	224,066	7,736	30,428	1,053
Issued in Lieu of Cash Distributions	8,685	300	6,542	227
Redeemed	(45,206)	(1,569)	(9,695)	(336)
Net Increase (Decrease)—Institutional Shares	187,545	6,467	27,275	944

1 Includes purchase fees for fiscal 2017 and 2016 of $1,802,000 and $1,011,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund

Fund Profile

As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCLT	VLTCX	VLCIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	4.14%	4.14%	4.15%

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	10+ Year	Barclays
	Corporate	Aggregate
	Bond Index	FA Index
R-Squared	0.99	0.78
Beta	1.02	2.40

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		10+ Year	Barclays
		Corporate	Aggregate
	Fund	Bond Index	FA Index

Number of Bonds	1,721	1,674	9,397

Yield to Maturity
(before expenses)	4.1%	4.1%	2.4%

Average Coupon	5.1%	5.2%	3.0%

Average Duration	14.2 years	14.2 years	6.1 years

Average Effective
Maturity	23.6 years	23.5 years	8.2 years

Short-Term
Reserves	0.7%	—	—

Sector Diversification (% of portfolio)
Finance	17.4%
Industrial	70.5
Utilities	11.6
Other	0.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.5%
5 - 10 Years	1.3
10 - 20 Years	28.0
20 - 30 Years	65.2
Over 30 Years	5.0

Distribution by Credit Quality (% of portfolio)
Aaa	3.8%
Aa	7.8
A	39.2
Baa	49.2

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Long-Term Corporate Bond Index Fund
	ETF Shares Net Asset Value	1.81%	4.93%	7.94%	$18,120
	Long-Term Corporate Bond Index Fund
	ETF Shares Market Price	2.19	4.78	7.98	18,168
	Bloomberg Barclays U.S. 10+ Year
• • • • • • • •
	Corporate Bond Index	2.08	4.93	7.94	18,122

– – – –	Corporate Debt Funds BBB-Rated
	Average	1.93	3.53	5.62	15,297
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	0.46	2.20	3.64	13,206

For a benchmark description, see the Glossary.
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2017

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/19/2010)	Investment
Long-Term Corporate Bond Index Fund
Admiral Shares	1.84%	4.93%	7.98%	$17,766
Bloomberg Barclays U.S. 10+ Year
Corporate Bond Index	2.08	4.93	8.00	17,966
Bloomberg Barclays U.S. Aggregate Float
Adjusted Index	0.46	2.20	3.70	13,182

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Long-Term Corporate Bond Index Fund
Institutional Shares	1.81%	4.95%	7.98%	$8,993,717
Bloomberg Barclays U.S. 10+ Year
Corporate Bond Index	2.08	4.93	7.94	9,061,124
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	0.46	2.20	3.64	6,602,854

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Long-Term Corporate Bond Index Fund ETF Shares
Market Price	2.19%	26.32%	81.68%
Long-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	1.81	27.18	81.20
Bloomberg Barclays U.S. 10+ Year Corporate Bond
Index	2.08	27.22	81.22

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2017
		Bloomberg
		Barclays
		10+ Year
		Corporate
	ETF Shares Net Asset Value	Bond Index
Fiscal Year	Total Returns	Total Returns
2010	14.54%	14.46%
2011	4.19	5.18
2012	19.40	18.33
2013	-6.55	-6.09
2014	17.35	16.80
2015	-3.64	-3.48
2016	18.21	17.71
2017	1.81	2.08

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		2.89%	5.37%			7.89%
Net Asset Value		3.48	5.67			7.86
Admiral Shares	1/19/2010	3.50	5.67	4.93%	2.98%	7.91
Fee-Adjusted Returns		2.46	5.45			7.76
Institutional Shares	11/19/2009	3.47	5.69	4.95	2.95	7.90
Fee-Adjusted Returns		2.43	5.48			7.76

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities † (Cost $58)					58	0.0%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	7.750%	5/14/38	3,898	5,697	0.2%
1	Bank of America Corp.	3.248%–6.750%	10/21/27–1/20/48	27,614	30,601	1.1%
	Bank of America NA	6.000%	10/15/36	1,492	1,896	0.1%
	Bank One Capital III	8.750%	9/1/30	783	1,148	0.0%
	Citigroup Inc.	4.450%	9/29/27	5,926	6,265	0.2%
1	Citigroup Inc.	4.125%–8.125%	1/15/28–4/24/48	22,945	27,876	1.0%
	Goldman Sachs Capital I	6.345%	2/15/34	2,181	2,734	0.1%
	Goldman Sachs Group
	Inc.	6.750%	10/1/37	9,545	12,537	0.4%
	Goldman Sachs Group
	Inc.	6.250%	2/1/41	4,573	6,039	0.2%
	Goldman Sachs Group
	Inc.	4.750%–6.450%	2/15/33–10/21/45	15,259	17,982	0.6%
	HSBC Holdings plc	6.500%	9/15/37	5,425	7,088	0.3%
1	JPMorgan Chase & Co.	3.625%–6.400%	10/1/27–7/24/48	33,700	38,436	1.4%
	Wachovia Bank NA	5.850%	2/1/37	1,420	1,776	0.1%
	Wachovia Corp.	5.500%–7.500%	4/15/35–10/15/35	1,748	2,158	0.1%
	Wells Fargo & Co.	3.900%–5.606%	2/7/35–12/7/46	26,624	29,334	1.0%
	Wells Fargo Bank NA	5.950%–6.600%	8/26/36–1/15/38	3,420	4,638	0.2%
1	Wells Fargo Capital X	5.950%	12/1/86	1,350	1,526	0.1%
2	Banking—Other †				74,153	2.7%
	Brokerage †				7,344	0.3%
	Finance Companies
	GE Capital International
	Funding Co.	4.418%	11/15/35	19,642	21,370	0.8%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Finance Companies—Other †				852	0.0%
Insurance
Berkshire Hathaway
Finance Corp.	4.300%–5.750%	1/15/40–5/15/43	3,289	3,793	0.1%
Berkshire Hathaway Inc.	4.500%	2/11/43	1,665	1,858	0.1%
2 Insurance—Other †				153,568	5.5%
Real Estate Investment Trusts †				18,128	0.6%
				478,797	17.2%
Industrial
Basic Industry
Lubrizol Corp.	6.500%	10/1/34	415	554	0.0%
Vale Overseas Ltd.	6.875%	11/21/36	5,520	6,327	0.2%
Basic Industry—Other †				116,904	4.2%
Capital Goods
General Electric Capital
Corp.	6.750%	3/15/32	6,085	8,488	0.3%
General Electric Capital
Corp.	5.875%	1/14/38	5,628	7,304	0.3%
General Electric Capital
Corp.	6.150%–6.875%	8/7/37–1/10/39	4,486	6,298	0.2%
General Electric Co.	4.125%–4.500%	10/9/42–3/11/44	7,110	7,705	0.3%
Precision Castparts
Corp.	3.900%–4.375%	6/15/35–6/15/45	1,616	1,763	0.1%
United Technologies Corp.	4.500%	6/1/42	6,065	6,572	0.2%
2 Capital Goods—Other †				102,913	3.7%
Communication
Ameritech Capital Funding Corp.	6.550%	1/15/28	435	510	0.0%
AT&T Corp.	8.250%	11/15/31	884	1,241	0.0%
AT&T Inc.	5.150%	2/14/50	8,850	8,924	0.3%
AT&T Inc.	4.900%	8/14/37	8,650	8,753	0.3%
AT&T Inc.	5.450%	3/1/47	6,409	6,733	0.2%
AT&T Inc.	4.500%	3/9/48	6,958	6,441	0.2%
AT&T Inc.	4.750%	5/15/46	6,143	5,886	0.2%
AT&T Inc.	4.300%–6.550%	5/15/35–8/14/58	49,432	50,778	1.8%
AT&T Mobility LLC	7.125%	12/15/31	828	1,073	0.0%
Bellsouth Capital
Funding Corp.	7.875%	2/15/30	644	862	0.0%
BellSouth LLC	6.000%–6.875%	10/15/31–11/15/34	1,568	1,846	0.1%
BellSouth
Telecommunications LLC	6.375%	6/1/28	597	736	0.0%
British Telecommunications plc	9.125%	12/15/30	4,587	7,050	0.3%
Charter Communications
Operating LLC / Charter
Communications
Operating Capital	6.484%	10/23/45	6,973	8,022	0.3%
2 Charter Communications
Operating LLC / Charter
Communications
Operating Capital	3.750%–6.834%	2/15/28–10/23/55	8,525	9,118	0.3%
Comcast Corp.	3.150%–7.050%	2/15/28–8/15/47	38,464	44,098	1.6%
Deutsche Telekom
International Finance BV	8.750%	6/15/30	6,354	9,400	0.3%
NBCUniversal Media
LLC	4.450%–6.400%	4/30/40–1/15/43	5,920	7,219	0.3%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
New Cingular Wireless
Services Inc.	8.750%	3/1/31	1,145	1,665	0.1%
Orange SA	9.000%	3/1/31	4,790	7,332	0.3%
TCI Communications Inc.	7.125%	2/15/28	521	692	0.0%
Time Warner Cable LLC	4.500%–7.300%	5/1/37–9/15/42	14,567	16,156	0.6%
Time Warner
Entertainment Co. LP	8.375%	7/15/33	1,448	1,922	0.1%
Verizon Communications Inc.	5.012%	8/21/54	9,674	9,475	0.3%
Verizon Communications Inc.	4.862%	8/21/46	8,785	8,738	0.3%
Verizon Communications Inc.	4.672%	3/15/55	9,369	8,736	0.3%
Verizon Communications Inc.	4.522%	9/15/48	8,325	7,768	0.3%
Verizon Communications Inc.	5.012%	4/15/49	7,154	7,182	0.3%
Verizon Communications Inc.	5.250%	3/16/37	6,448	6,953	0.3%
Verizon Communications Inc.	4.500%	8/10/33	6,500	6,614	0.2%
Verizon Communications Inc.	4.272%	1/15/36	6,025	5,857	0.2%
Verizon Communications
Inc.	3.850%–5.500%	11/1/34–3/16/47	18,631	18,188	0.7%
2 Communication—Other †				127,440	4.6%
Consumer Cyclical
2 Amazon.com Inc.	4.050%	8/22/47	6,150	6,338	0.2%
CVS Health Corp.	5.125%	7/20/45	6,378	7,382	0.3%
Home Depot Inc.	5.875%	12/16/36	5,177	6,739	0.3%
Visa Inc.	4.300%	12/14/45	5,617	6,261	0.2%
Wal-Mart Stores Inc.	5.250%	9/1/35	5,275	6,494	0.2%
Wal-Mart Stores Inc.	4.000%–7.550%	2/15/30–4/22/44	21,386	26,817	1.0%
2 Consumer Cyclical—Other †				131,303	4.7%
Consumer Noncyclical
Abbott Laboratories	4.900%	11/30/46	6,225	6,958	0.3%
Allergan Funding SCS	4.550%	3/15/35	5,300	5,693	0.2%
Amgen Inc.	4.663%	6/15/51	6,182	6,724	0.2%
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	18,067	20,516	0.7%
Anheuser-Busch InBev
Finance Inc.	4.700%	2/1/36	11,183	12,402	0.4%
Anheuser-Busch InBev
Finance Inc.	4.000%–4.625%	1/17/43–2/1/44	2,665	2,784	0.1%
Anheuser-Busch InBev
Worldwide Inc.	3.750%–8.200%	1/15/39–10/6/48	12,599	14,712	0.5%
AstraZeneca plc	6.450%	9/15/37	5,208	6,894	0.3%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	4,295	5,890	0.2%
Medtronic Inc.	4.625%	3/15/45	7,658	8,693	0.3%
Medtronic Inc.	4.375%	3/15/35	5,077	5,609	0.2%
Pfizer Inc.	7.200%	3/15/39	4,555	6,856	0.3%
2 Consumer Noncyclical—Other †				366,716	13.2%
Energy
Baker Hughes a GE Co. LLC	5.125%	9/15/40	2,245	2,624	0.1%
ConocoPhillips	6.500%	2/1/39	4,795	6,308	0.2%
Shell International Finance BV	4.375%	5/11/45	5,355	5,729	0.2%
Shell International Finance BV	6.375%	12/15/38	4,103	5,585	0.2%
2 Energy—Other †				279,148	10.0%
Other Industrial †				13,711	0.5%
Technology
Apple Inc.	4.650%	2/23/46	6,398	7,271	0.3%
Apple Inc.	3.450%–4.500%	2/23/36–2/9/47	22,232	23,316	0.8%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Microsoft Corp.	3.700%	8/8/46	7,381	7,386	0.3%
Microsoft Corp.	4.250%	2/6/47	5,250	5,789	0.2%
Microsoft Corp.	4.100%	2/6/37	5,244	5,742	0.2%
Microsoft Corp.	3.450%–5.300%	2/12/35–2/6/57	37,592	40,323	1.4%
Oracle Corp.	3.250%–6.500%	5/15/30–5/15/55	29,060	32,529	1.2%
2 Technology—Other †				66,121	2.4%
Transportation
Burlington Northern
Santa Fe LLC	3.900%–6.200%	8/15/36–6/15/47	18,933	21,450	0.7%
2 Transportation—Other †				74,666	2.7%
				1,937,715	69.5%
Utilities
Electric
Berkshire Hathaway
Energy Co.	4.500%–8.480%	9/15/28–2/1/45	8,947	11,123	0.4%
Duke Energy Carolinas
LLC	3.750%–6.450%	12/1/28–3/15/46	8,742	10,372	0.4%
Duke Energy Corp.	3.750%–4.800%	12/15/45–8/15/47	5,260	5,285	0.2%
Duke Energy Florida
LLC	3.400%–6.400%	9/15/37–10/1/46	4,164	5,073	0.2%
1 Duke Energy Florida
Project Finance LLC	2.538%–3.112%	9/1/29–9/1/36	1,725	1,690	0.1%
Duke Energy Indiana
LLC	3.750%–6.450%	10/15/35–5/15/46	2,617	3,263	0.1%
Duke Energy Ohio Inc.	3.700%	6/15/46	630	632	0.0%
Duke Energy Progress
LLC	3.700%–6.300%	4/1/38–10/15/46	7,276	7,949	0.3%
MidAmerican Energy
Co.	3.950%–6.750%	12/30/31–8/1/47	4,460	5,402	0.2%
MidAmerican Funding
LLC	6.927%	3/1/29	250	336	0.0%
Nevada Power Co.	5.450%–6.750%	4/1/36–5/15/41	1,786	2,399	0.1%
Pacific Gas & Electric Co.	6.050%	3/1/34	6,209	8,075	0.3%
PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	6,328	8,136	0.3%
Progress Energy Inc.	6.000%–7.750%	3/1/31–12/1/39	2,612	3,583	0.1%
Sierra Pacific Power Co.	6.750%	7/1/37	655	899	0.0%
Electric—Other †				218,911	7.8%
Natural Gas
Piedmont Natural Gas
Co. Inc.	3.640%–4.650%	8/1/43–11/1/46	825	845	0.0%
Natural Gas—Other †				19,872	0.7%
Other Utility †				7,209	0.3%
				321,054	11.5%
Total Corporate Bonds (Cost $2,633,183)				2,737,566	98.2%
Taxable Municipal Bonds (Cost $5,279) †				5,561	0.2%

Long-Term Corporate Bond Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $18,613)	1.224%	186,100	18,614	0.7%
Total Investments (Cost $2,657,133)			2,761,799	99.1%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			173
Receivables for Investment Securities Sold			35,129
Receivables for Accrued Income			34,271
Receivables for Capital Shares Issued			329
Variation Margin Receivable—Futures Contracts			56
Other Assets [4]			431
Total Other Assets			70,389	2.5%
Liabilities
Payables for Investment Securities Purchased			(43,957)
Payables for Capital Shares Redeemed			(186)
Payables for Distributions			(254)
Payables to Vanguard			(630)
Variation Margin Payable—Futures Contracts			(65)
Other Liabilities			(600)
Total Liabilities			(45,692)	(1.6%)
Net Assets			2,786,496	100.0%

At August 31, 2017, net assets consisted of:
				Amount
				($000)
Paid-in Capital				2,711,793
Undistributed Net Investment Income				7,198
Accumulated Net Realized Losses				(37,207)
Unrealized Appreciation (Depreciation)
Investment Securities				104,666
Futures Contracts				46
Net Assets				2,786,496

ETF Shares—Net Assets
Applicable to 22,304,182 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,098,161
Net Asset Value Per Share—ETF Shares				$94.07

Long-Term Corporate Bond Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 6,376,319 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	160,570
Net Asset Value Per Share—Admiral Shares	$25.18

Institutional Shares—Net Assets
Applicable to 16,886,137 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	527,765
Net Asset Value Per Share—Institutional Shares	$31.25

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, the aggregate value of these securities was $49,747,000, representing 1.8% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Cash with a value of $417,000 has been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
30-Year U. S. Treasury Bond	December 2017	87	13,580	47
Ultra 10-Year U.S. Treasury Note	December 2017	24	3,277	1
				48
Short Futures Contracts
Ultra Long U.S. Treasury Bond	December 2017	(36)	(6,086)	(2)
				46

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2017
($000)
Investment Income
Income
Interest[1]	96,519
Total Income	96,519
Expenses
The Vanguard Group—Note B
Investment Advisory Services	73
Management and Administrative—ETF Shares	863
Management and Administrative—Admiral Shares	55
Management and Administrative—Institutional Shares	178
Marketing and Distribution—ETF Shares	108
Marketing and Distribution—Admiral Shares	12
Marketing and Distribution—Institutional Shares	17
Custodian Fees	33
Auditing Fees	46
Shareholders’ Reports and Proxy—ETF Shares	83
Shareholders’ Reports and Proxy—Admiral Shares	5
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	1,475
Net Investment Income	95,044
Realized Net Gain (Loss)
Investment Securities Sold[1]	9,212
Futures Contracts	(609)
Realized Net Gain (Loss)	8,603
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(37,135)
Futures Contracts	41
Change in Unrealized Appreciation (Depreciation)	(37,094)
Net Increase (Decrease) in Net Assets Resulting from Operations	66,553

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $103,000 and $3,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	95,044	69,102
Realized Net Gain (Loss)	8,603	(18,470)
Change in Unrealized Appreciation (Depreciation)	(37,094)	215,453
Net Increase (Decrease) in Net Assets Resulting from Operations	66,553	266,085
Distributions
Net Investment Income
ETF Shares	(68,989)	(50,023)
Admiral Shares	(4,937)	(3,526)
Institutional Shares	(18,938)	(14,304)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(92,864)	(67,853)
Capital Share Transactions
ETF Shares	623,715	375,872
Admiral Shares	70,782	12,353
Institutional Shares	150,313	46,986
Net Increase (Decrease) from Capital Share Transactions	844,810	435,211
Total Increase (Decrease)	818,499	633,443
Net Assets
Beginning of Period	1,967,997	1,334,554
End of Period[1]	2,786,496	1,967,997

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,198,000 and $5,018,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$96.37	$85.25	$92.38	$82.11	$92.15
Investment Operations
Net Investment Income	3.897[1]	3.905	3.910	3.964	4.018
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(2.356)	11.127	(7.127)	9.937	(9.816)
Total from Investment Operations	1.541	15.032	(3.217)	13.901	(5.798)
Distributions
Dividends from Net Investment Income	(3.841)	(3.912)	(3.913)	(3.631)	(4.018)
Distributions from Realized Capital Gains	—	—	—	—	(.224)
Total Distributions	(3.841)	(3.912)	(3.913)	(3.631)	(4.242)
Net Asset Value, End of Period	$94.07	$96.37	$85.25	$92.38	$82.11

Total Return	1.81%	18.21%	-3.64%	17.35%	-6.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,098	$1,494	$972	$878	$624
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.27%	4.46%	4.37%	4.63%	4.47%
Portfolio Turnover Rate [3]	56%	59%	64%	54%	57%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.09, $.03, $.11, $.05, and $.07.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.79	$22.80	$24.71	$22.04	$24.74
Investment Operations
Net Investment Income	1.047[1]	1.047	1.048	1.066	1.078
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(.625)	2.991	(1.911)	2.669	(2.640)
Total from Investment Operations	.422	4.038	(.863)	3.735	(1.562)
Distributions
Dividends from Net Investment Income	(1.032)	(1.048)	(1.047)	(1.065)	(1.078)
Distributions from Realized Capital Gains	—	—	—	—	(.060)
Total Distributions	(1.032)	(1.048)	(1.047)	(1.065)	(1.138)
Net Asset Value, End of Period	$25.18	$25.79	$22.80	$24.71	$22.04

Total Return[3]	1.84%	18.21%	-3.66%	17.37%	-6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$161	$90	$67	$44	$18
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.27%	4.46%	4.37%	4.63%	4.47%
Portfolio Turnover Rate [4]	56%	59%	64%	54%	57%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.02, $.01, $.02, $.01, and $.01.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$32.02	$28.31	$30.68	$27.37	$30.71
Investment Operations
Net Investment Income	1.306[1]	1.306	1.310	1.331	1.347
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(.790)	3.710	(2.370)	3.308	(3.265)
Total from Investment Operations	.516	5.016	(1.060)	4.639	(1.918)
Distributions
Dividends from Net Investment Income	(1.286)	(1.306)	(1.310)	(1.329)	(1.347)
Distributions from Realized Capital Gains	—	—	—	—	(.075)
Total Distributions	(1.286)	(1.306)	(1.310)	(1.329)	(1.422)
Net Asset Value, End of Period	$31.25	$32.02	$28.31	$30.68	$27.37

Total Return[3]	1.81%	18.22%	-3.62%	17.38%	-6.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$528	$384	$296	$250	$206
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.29%	4.48%	4.40%	4.66%	4.50%
Portfolio Turnover Rate [4]	56%	59%	64%	54%	57%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.03, $.01, $.03, $.02, and $.01.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2017, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the notional amounts at each quarter-end during the period.

Long-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $173,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Long-Term Corporate Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	58	—
Corporate Bonds	—	2,737,566	—
Taxable Municipal Bonds	—	5,561	—
Temporary Cash Investments	18,614	—	—
Futures Contracts—Assets[1]	56	—	—
Futures Contracts—Liabilities[1]	(65)	—	—
Total	18,605	2,743,185	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2017, the fund realized $13,658,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2017, the fund had $8,003,000 of ordinary income available for distribution. The fund had available capital losses totaling $36,018,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $2,658,276,000. Net unrealized appreciation of investment securities for tax purposes was $103,523,000, consisting of unrealized gains of $111,691,000 on securities that had risen in value since their purchase and $8,168,000 in unrealized losses on securities that had fallen in value since their purchase.

Long-Term Corporate Bond Index Fund

E. During the year ended August 31, 2017, the fund purchased $1,880,202,000 of investment securities and sold $1,058,508,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $586,752,000 and $587,083,000, respectively. Total purchases and sales include $990,013,000 and $405,064,000 respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2017, such purchases and sales were $315,173,000 and $465,120,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	1,037,964	11,403	587,866	6,602
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(414,249)	(4,600)	(211,994)	(2,500)
Net Increase (Decrease)—ETF Shares	623,715	6,803	375,872	4,102
Admiral Shares
Issued[1]	97,733	4,001	49,620	2,062
Issued in Lieu of Cash Distributions	3,760	154	2,788	117
Redeemed	(30,711)	(1,269)	(40,055)	(1,605)
Net Increase (Decrease)—Admiral Shares	70,782	2,886	12,353	574
Institutional Shares
Issued[1]	163,296	5,330	43,967	1,424
Issued in Lieu of Cash Distributions	18,070	595	14,304	485
Redeemed	(31,053)	(1,034)	(11,285)	(380)
Net Increase (Decrease)—Institutional Shares	150,313	4,891	46,986	1,529

1 Includes purchase fees for fiscal 2017 and 2016 of $2,617,000 and $724,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Mortgage-Backed Securities Index Fund

Fund Profile

As of August 31, 2017

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VMBS	VMBSX	VMBIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	2.26%	2.25%	2.27%

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	MBS	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.80
Beta	1.06	0.54

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		MBS	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index

Number of Bonds	549[2]	318	9,397

Yield to Maturity
(before expenses)	2.7%	2.7%	2.4%

Average Coupon	3.6%	3.6%	3.0%

Average Duration	4.1 years	4.2 years	6.1 years

Average Effective
Maturity	6.4 years	6.5 years	8.2 years

Short-Term
Reserves	12.1%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	100.0%

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.1%
1 - 3 Years	1.5
3 - 5 Years	16.8
5 - 10 Years	81.6

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Coupon (% of portfolio)
0 - 5.0	96.5%
More Than 5.0 - 5.5	2.1
More Than 5.5 - 6.0	1.2
More Than 6.0 - 6.5	0.2

1 The expense ratios shown are from the prospectus dated December 22, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2017, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

2 Issues are mortgage pools grouped by coupon.

Mortgage-Backed Securities Index Fund

Investment Focus

Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2017

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Mortgage-Backed Securities Index Fund
	ETF Shares Net Asset Value	0.74%	1.92%	2.92%	$12,507
	Mortgage-Backed Securities Index Fund
	ETF Shares Market Price	0.71	1.91	2.92	12,514
	Bloomberg Barclays U.S. MBS Float
• • • • • • • •
	Adjusted Index	0.81	2.01	2.95	12,540

– – – –	U.S. Mortgage Funds Average	1.62	2.18	3.37	12,944
	Spliced Bloomberg Barclays U.S.
	Aggregate Float Adjusted Index	0.46	2.20	3.64	13,206

For a benchmark description, see the Glossary.
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2017
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/3/2009)	Investment
Mortgage-Backed Securities Index Fund
Admiral Shares	0.76%	1.92%	2.90%	$12,481
Bloomberg Barclays U.S. MBS Float
Adjusted Index	0.81	2.01	2.95	12,528
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	0.46	2.20	3.64	13,190

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/31/2013)	Investment
Mortgage-Backed Securities Index Fund
Institutional Shares	0.79%	2.66%	$5,529,169
Bloomberg Barclays U.S. MBS Float
Adjusted Index	0.81	2.67	5,531,568
Spliced Bloomberg Barclays U.S. Aggregate
Float Adjusted Index	0.46	3.08	5,616,663

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2017

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Mortgage-Backed Securities Index Fund ETF Shares
Market Price	0.71%	1.91%	25.14%
Mortgage-Backed Securities Index Fund ETF Shares
Net Asset Value	0.74	1.92	25.07

Bloomberg Barclays U.S. MBS Float Adjusted Index	0.81	2.01	25.40

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Mortgage-Backed Securities Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2017
		Bloomberg
		Barclays
		MBS
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	4.39%	4.23%
2011	5.14	5.11
2012	3.62	3.62
2013	-2.36	-2.03
2014	5.21	5.15
2015	2.49	2.51
2016	3.70	3.76
2017	0.74	0.81

Average Annual Total Returns: Periods Ended June 30, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		-0.10%	1.86%			2.84%
Net Asset Value		-0.10	1.89			2.83
Admiral Shares	12/3/2009	-0.08	1.89	1.70%	1.12%	2.82
Institutional Shares	10/31/2013	-0.06	—	1.76	0.71	2.47

Mortgage-Backed Securities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.8%)
Conventional Mortgage-Backed Securities (99.6%)
[1,2]	Fannie Mae Pool	2.000%	11/1/27–11/1/31	10,000	9,952
[1,2,3]Fannie Mae Pool		2.500%	11/1/26–10/1/46	158,247	160,689
[1,2,3]Fannie Mae Pool		3.000%	11/1/25–10/1/47	538,899	549,693
[1,2,3]Fannie Mae Pool		3.500%	10/1/20–10/1/47	547,204	568,776
[1,2,3]Fannie Mae Pool		4.000%	7/1/18–10/1/47	377,989	400,471
[1,2,3]Fannie Mae Pool		4.500%	2/1/18–9/1/47	150,536	162,496
[1,2,3]Fannie Mae Pool		5.000%	10/1/17–9/1/47	63,172	69,165
[1,2]	Fannie Mae Pool	5.500%	9/1/17–2/1/42	48,421	53,798
[1,2]	Fannie Mae Pool	6.000%	3/1/18–5/1/41	34,769	39,177
[1,2]	Fannie Mae Pool	6.500%	10/1/21–10/1/39	8,100	9,087
[1,2]	Fannie Mae Pool	7.000%	12/1/22–10/1/37	763	893
[1,2]	Fannie Mae Pool	7.500%	11/1/22	6	6
[1,2]	Freddie Mac Gold Pool	2.000%	1/1/28–12/1/31	6,671	6,650
[1,2,3]Freddie Mac Gold Pool		2.500%	8/1/22–10/1/46	115,553	117,443
[1,2,3]Freddie Mac Gold Pool		3.000%	1/1/26–9/1/47	372,251	379,201
[1,2,3]Freddie Mac Gold Pool		3.500%	9/1/25–9/1/47	345,636	359,442
[1,2,3]Freddie Mac Gold Pool		4.000%	7/1/18–10/1/47	215,338	228,209
[1,2,3]Freddie Mac Gold Pool		4.500%	1/1/18–9/1/47	86,904	93,526
[1,2]	Freddie Mac Gold Pool	5.000%	10/1/17–3/1/42	36,638	39,994
[1,2]	Freddie Mac Gold Pool	5.500%	4/1/21–6/1/41	32,018	35,282
[1,2]	Freddie Mac Gold Pool	6.000%	1/1/24–5/1/40	18,246	20,543
[1,2]	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	3,711	4,125
[1,2]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	304	355
[1,2]	Freddie Mac Gold Pool	8.000%	11/1/22	1	1
1	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	24,166	24,781
[1,3]	Ginnie Mae I Pool	3.500%	2/15/26–9/1/47	23,855	24,990
[1,3]	Ginnie Mae I Pool	4.000%	7/15/24–9/1/47	37,037	39,194
[1,3]	Ginnie Mae I Pool	4.500%	9/15/18–9/1/47	36,238	38,978
1	Ginnie Mae I Pool	5.000%	1/15/18–4/15/41	22,351	24,528
1	Ginnie Mae I Pool	5.500%	10/15/32–3/15/40	10,300	11,522
1	Ginnie Mae I Pool	6.000%	4/15/28–5/15/41	3,528	4,015
1	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	182	205
1	Ginnie Mae I Pool	7.000%	10/15/27	5	6
1	Ginnie Mae II Pool	2.500%	6/20/27–11/20/46	26,655	26,630
[1,3]	Ginnie Mae II Pool	3.000%	10/20/26–10/1/47	360,468	368,531
[1,3]	Ginnie Mae II Pool	3.500%	12/20/25–10/1/47	504,583	527,197

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[1,3]	Ginnie Mae II Pool	4.000%	9/20/25–9/1/47	237,660	251,044
[1,3]	Ginnie Mae II Pool	4.500%	4/20/18–9/1/47	92,397	99,244
1	Ginnie Mae II Pool	5.000%	6/20/33–3/20/46	34,834	37,893
1	Ginnie Mae II Pool	5.500%	11/20/33–5/20/45	14,348	15,782
1	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	5,315	5,922
1	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	519	596
1	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	93	111
					4,810,143
Nonconventional Mortgage-Backed Securities (0.2%)
[1,2]	Fannie Mae Pool	2.123%	3/1/43	556	560
[1,2]	Fannie Mae Pool	2.182%	6/1/43	331	334
[1,2]	Fannie Mae Pool	2.269%	7/1/43	925	930
[1,2]	Fannie Mae Pool	2.423%	10/1/42	394	398
[1,2,4]Fannie Mae Pool		2.512%	9/1/42	559	584
[1,2,4]Fannie Mae Pool		2.627%	9/1/37	29	31
[1,2,4]Fannie Mae Pool		2.920%	12/1/41	104	107
[1,2,4]Fannie Mae Pool		3.140%	10/1/39	24	25
[1,2,4]Fannie Mae Pool		3.271%	11/1/41	31	33
[1,2,4]Fannie Mae Pool		3.275%	12/1/39	233	242
[1,2,4]Fannie Mae Pool		3.283%	10/1/40	13	14
[1,2,4]Fannie Mae Pool		3.303%	12/1/40	202	213
[1,2,4]Fannie Mae Pool		3.305%	11/1/41	98	104
[1,2,4]Fannie Mae Pool		3.307%	12/1/41	106	112
[1,2,4]Fannie Mae Pool		3.315%	11/1/40–12/1/40	19	20
[1,2]	Fannie Mae Pool	3.354%	8/1/42	132	134
[1,2,4]Fannie Mae Pool		3.370%	3/1/42	93	99
[1,2,4]Fannie Mae Pool		3.401%	1/1/42	198	208
[1,2,4]Fannie Mae Pool		3.435%	12/1/40	8	9
[1,2,4]Fannie Mae Pool		3.444%	6/1/42	1,130	1,176
[1,2,4]Fannie Mae Pool		3.447%	1/1/40	3	3
[1,2,4]Fannie Mae Pool		3.460%	5/1/42	42	43
[1,2,5]Fannie Mae Pool		3.467%	5/1/42	113	118
[1,2,4]Fannie Mae Pool		3.471%	2/1/41	5	5
[1,2,4]Fannie Mae Pool		3.481%	4/1/37	12	12
[1,2,4]Fannie Mae Pool		3.501%	3/1/41	183	193
[1,2,5]Fannie Mae Pool		3.544%	2/1/42	160	172
[1,2,4]Fannie Mae Pool		3.573%	9/1/40	222	234
[1,2]	Fannie Mae Pool	3.608%	4/1/41	56	58
[1,2,5]Fannie Mae Pool		3.627%	10/1/37	99	102
[1,2,4]Fannie Mae Pool		3.630%	5/1/41	54	57
[1,2,4]Fannie Mae Pool		3.632%	5/1/40	3	3
[1,2,5]Fannie Mae Pool		3.747%	8/1/39	60	61
[1,2,4]Fannie Mae Pool		3.848%	11/1/39	22	23
[1,2,4]Fannie Mae Pool		5.188%	3/1/38	6	6
[1,2]	Freddie Mac Non Gold Pool	2.530%	11/1/43	418	421
[1,2,4]Freddie Mac Non Gold Pool		3.110%	10/1/37	13	14
[1,2,4]Freddie Mac Non Gold Pool		3.363%	12/1/40	30	32
[1,2,4]Freddie Mac Non Gold Pool		3.365%	2/1/37	17	18
[1,2,4]Freddie Mac Non Gold Pool		3.385%	12/1/39	20	21
[1,2,4]Freddie Mac Non Gold Pool		3.408%	2/1/42	43	45
[1,2]	Freddie Mac Non Gold Pool	3.609%	9/1/40	60	63
[1,2,4]Freddie Mac Non Gold Pool		3.653%	2/1/41	143	152
[1,2,4]Freddie Mac Non Gold Pool		3.660%	2/1/41	7	8
[1,2,4]Freddie Mac Non Gold Pool		3.695%	5/1/40	2	2

Mortgage-Backed Securities Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[1,2,4]Freddie Mac Non Gold Pool	3.699%	6/1/41	78	80
[1,2,4]Freddie Mac Non Gold Pool	3.714%	6/1/40	64	67
[1,2,4]Freddie Mac Non Gold Pool	3.715%	6/1/40	40	42
[1,2,4]Freddie Mac Non Gold Pool	3.732%	6/1/37	315	335
[1,2] Freddie Mac Non Gold Pool	5.056%	3/1/38	75	79
[1,4,6]Ginnie Mae II Pool	2.250%	11/20/40–12/20/42	559	574
[1,4,6]Ginnie Mae II Pool	2.375%	1/20/41–2/20/41	526	545
[1,6] Ginnie Mae II Pool	2.500%	7/20/41–8/20/41	133	137
[1,6] Ginnie Mae II Pool	2.625%	4/20/41	7	7
1 Ginnie Mae II Pool	3.000%	11/20/40	16	17
[1,6] Ginnie Mae II Pool	3.125%	5/20/41	9	9
				9,091
Total U.S. Government and Agency Obligations (Cost $4,824,078)				4,819,234

			Shares
Temporary Cash Investment (13.7%)
Money Market Fund (13.7%)
7 Vanguard Market Liquidity Fund
(Cost $661,436)	1.224%		6,614,006	661,533
Total Investments (113.5%) (Cost $5,485,514)				5,480,767
Other Assets and Liabilities (-13.5%)
Other Assets				160,931
Liabilities				(810,861)
				(649,930)
Net Assets (100%)				4,830,837

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				4,819,234
Affiliated Vanguard Funds				661,533
Total Investments in Securities				5,480,767
Investment in Vanguard				305
Receivables for Investment Securities Sold				129,569
Receivables for Accrued Income				13,779
Receivables for Capital Shares Issued				14,514
Other Assets				2,764
Total Assets				5,641,698
Liabilities
Payables for Investment Securities Purchased				806,174
Payables for Capital Shares Redeemed				2,272
Payables for Distributions				459
Payables to Vanguard				799
Other Liabilities				1,157
Total Liabilities				810,861
Net Assets				4,830,837

Mortgage-Backed Securities Index Fund

At August 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	4,830,971
Undistributed Net Investment Income	7,955
Accumulated Net Realized Losses	(3,342)
Unrealized Appreciation (Depreciation)	(4,747)
Net Assets	4,830,837

ETF Shares—Net Assets
Applicable to 80,226,190 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,252,249
Net Asset Value Per Share—ETF Shares	$53.00

Admiral Shares—Net Assets
Applicable to 24,875,182 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	526,589
Net Asset Value Per Share—Admiral Shares	$21.17

Institutional Shares—Net Assets
Applicable to 1,812,762 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	51,999
Net Asset Value Per Share—Institutional Shares	$28.69

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
August 31, 2017.
4 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
5 Adjustable-rate security based upon 6-month USD LIBOR plus spread.
6 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus margin.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Operations

Year Ended
August31,2017
($000)
Investment Income
Income
Interest[1]	84,214
Total Income	84,214
Expenses
The Vanguard Group—Note B
Investment Advisory Services	133
Management and Administrative—ETF Shares	1,523
Management and Administrative—Admiral Shares	264
Management and Administrative—Institutional Shares	19
Marketing and Distribution—ETF Shares	226
Marketing and Distribution—Admiral Shares	52
Marketing and Distribution—Institutional Shares	1
Custodian Fees	108
Auditing Fees	41
Shareholders’ Reports and Proxy—ETF Shares	439
Shareholders’ Reports and Proxy—Admiral Shares	19
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	3
Total Expenses	2,828
Net Investment Income	81,386
Realized Net Gain (Loss) on Investment Securities Sold[1]	(3,034)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(33,643)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,709

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $6,189,000 and $55,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	81,386	48,343
Realized Net Gain (Loss)	(3,034)	16,405
Change in Unrealized Appreciation (Depreciation)	(33,643)	28,093
Net Increase (Decrease) in Net Assets Resulting from Operations	44,709	92,841
Distributions
Net Investment Income
ETF Shares	(66,407)	(36,243)
Admiral Shares	(10,261)	(8,968)
Institutional Shares	(951)	(814)
Realized Capital Gain[1]
ETF Shares	(9,143)	(8,196)
Admiral Shares	(1,699)	(2,007)
Institutional Shares	(139)	(197)
Total Distributions	(88,600)	(56,425)
Capital Share Transactions
ETF Shares	1,449,272	1,357,217
Admiral Shares	(18,274)	122,904
Institutional Shares	6,068	2,429
Net Increase (Decrease) from Capital Share Transactions	1,437,066	1,482,550
Total Increase (Decrease)	1,393,175	1,518,966
Net Assets
Beginning of Period	3,437,662	1,918,696
End of Period[2]	4,830,837	3,437,662

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $10,882,000 and $10,400,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,955,000 and $4,188,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$53.79	$53.05	$52.65	$50.85	$52.63
Investment Operations
Net Investment Income	1.059[1]	.967	.748	.887	. 292
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(.682)	.968	.554	1.741	(1.524)
Total from Investment Operations	.377	1.935	1.302	2.628	(1.232)
Distributions
Dividends from Net Investment Income	(1.004)	(. 955)	(.741)	(. 828)	(. 294)
Distributions from Realized Capital Gains	(.163)	(. 240)	(.161)	—	(. 254)
Total Distributions	(1.167)	(1.195)	(.902)	(.828)	(.548)
Net Asset Value, End of Period	$53.00	$53.79	$53.05	$52.65	$50.85

Total Return	0.74%	3.70%	2.49%	5.21%	-2.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,252	$2,837	$1,451	$542	$417
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.00%	1.85%	1.43%	1.72%	0.57%
Portfolio Turnover Rate [3]	339%	380%	713%	514%	840%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.00, $.01, $.01, $.01, and $.01.
3 Includes 133%, 175%, 331%, 294%, and 371% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.49	$21.20	$21.05	$20.35	$21.06
Investment Operations
Net Investment Income	. 413[1]	.388	.298	.356	.118
Net Realized and Unrealized Gain (Loss)
on Investments	(.258)	.387	.214	.699	(.608)
Total from Investment Operations	.155	.775	.512	1.055	(.490)
Distributions
Dividends from Net Investment Income	(. 410)	(. 389)	(. 297)	(. 355)	(.118)
Distributions from Realized Capital Gains	(. 065)	(. 096)	(. 065)	—	(.102)
Total Distributions	(. 475)	(. 485)	(. 362)	(. 355)	(. 220)
Net Asset Value, End of Period	$21.17	$21.49	$21.20	$21.05	$20.35

Total Return[2]	0.76%	3.70%	2.44%	5.22%	-2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$527	$554	$424	$305	$295
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.00%	1.85%	1.43%	1.72%	0.57%
Portfolio Turnover Rate [3]	339%	380%	713%	514%	840%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes 133%, 175%, 331%, 294%, and 371% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares
				Oct. 31,	Sept. 1,
				2013[2] to	2012, to
For a Share Outstanding	Year Ended August 31,			Aug. 31,	Jan. 22,
Throughout Each Period	2017	2016	2015	2014	2013[1]
Net Asset Value, Beginning of Period	$29.12	$28.73	$28.52	$28.04	$28.34
Investment Operations
Net Investment Income	. 571[3]	.532	.412	. 390.042
Net Realized and Unrealized Gain (Loss)
on Investments	(. 353)	.522	. 295.504		(.146)
Total from Investment Operations	.218	1.054	.707	.894	(.104)
Distributions
Dividends from Net Investment Income	(. 560)	(. 534)	(. 410)	(. 414)	(. 049)
Distributions from Realized Capital Gains	(. 088)	(.130)	(. 087)	—	(.137)
Total Distributions	(. 648)	(. 664)	(. 497)	(. 414)	(.186)
Net Asset Value, End of Period	$28.69	$29.12	$28.73	$28.52	$28.05[1]

Total Return[4]	0.79%	3.72%	2.49%	3.22%	-0.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$52	$47	$44	$109	$0
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.09%[5]	0.09%[5]
Ratio of Net Investment Income to
Average Net Assets	2.02%	1.87%	1.46%	1.75%[5]	0.35%[5]
Portfolio Turnover Rate [6]	339%	380%	713%	514%	840%

1 Net asset value as of January 22, 2013, at which date all shares were redeemed.
2 Recommencement of operations.
3 Calculated based on average shares outstanding.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Includes 133%, 175%, 331%, 294%, and 371% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counter-party may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At August 31, 2017, counterparties had deposited in segregated accounts securities and cash with a value of $282,000 in connection with TBA transactions.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased.

Mortgage-Backed Securities Index Fund

The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2017, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines

Mortgage-Backed Securities Index Fund

approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2017, the fund had contributed to Vanguard capital in the amount of $305,000, representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,819,234	—
Temporary Cash Investments	661,533	—	—
Total	661,533	4,819,234	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2017, the fund had $9,068,000 of ordinary available for distribution. The fund had available capital losses totaling $3,344,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2017, the cost of investment securities for tax purposes was $5,485,515,000. Net unrealized depreciation of investment securities for tax purposes was $4,748,000, consisting of unrealized gains of $15,600,000 on securities that had risen in value since their purchase and $20,348,000 in unrealized losses on securities that had fallen in value since their purchase.

Mortgage-Backed Securities Index Fund

E. During the year ended August 31, 2017, the fund purchased $15,241,466,000 of investment securities and sold $13,760,843,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	1,746,074	33,125	1,515,415	28,375
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(296,802)	(5,650)	(158,198)	(2,975)
Net Increase (Decrease) —ETF Shares	1,449,272	27,475	1,357,217	25,400
Admiral Shares
Issued[1]	194,551	9,213	257,546	12,060
Issued in Lieu of Cash Distributions	6,385	304	5,214	245
Redeemed	(219,210)	(10,403)	(139,856)	(6,556)
Net Increase (Decrease)—Admiral Shares	(18,274)	(886)	122,904	5,749
Institutional Shares
Issued[1]	6,657	234	6,235	216
Issued in Lieu of Cash Distributions	1,090	38	1,011	35
Redeemed	(1,679)	(59)	(4,817)	(167)
Net Increase (Decrease)—Institutional Shares	6,068	213	2,429	84
1 Includes purchase fees for fiscal 2017 and 2016 of $0 and $727,000, respectively (fund totals).

At August 31, 2017, one shareholder was the record or beneficial owner of 30% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund: In our opinion, the accompanying statements of assets and liabilities of Vanguard Short-Term Government Bond Index Fund and Mortgage-Backed Securities Index Fund, statements of net assets – investments summary of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund, statements of net assets of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 17, 2017

Special 2017 tax information (unaudited) for Vanguard Short-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $207,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.6% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Intermediate-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,118,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.8% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Long-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.8% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 78.2% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Intermediate-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 85.0% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 87.0% of income dividends are interest-related dividends.

Special 2017 tax information (unaudited) for Vanguard Mortgage-Backed Securities Index Fund

This information for the fiscal year ended August 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $99,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 92.0% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2017	8/31/2017	Period
Based on Actual Fund Return
Short-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,006.31	$0.35
Admiral Shares	1,000.00	1,006.68	0.35
Institutional Shares	1,000.00	1,006.58	0.20
Intermediate-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,023.42	$0.36
Admiral Shares	1,000.00	1,023.41	0.36
Institutional Shares	1,000.00	1,023.46	0.26
Long-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,061.87	$0.36
Admiral Shares	1,000.00	1,062.04	0.36
Institutional Shares	1,000.00	1,062.17	0.26
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,018.28	$0.31
Admiral Shares	1,000.00	1,017.86	0.36
Institutional Shares	1,000.00	1,018.23	0.25
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,038.32	$0.36
Admiral Shares	1,000.00	1,038.55	0.31
Institutional Shares	1,000.00	1,038.24	0.26
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,060.54	$0.36
Admiral Shares	1,000.00	1,060.63	0.36
Institutional Shares	1,000.00	1,060.46	0.26
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,019.63	$0.36
Admiral Shares	1,000.00	1,019.54	0.36
Institutional Shares	1,000.00	1,019.84	0.25

Six Months Ended August 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2017	8/31/2017	Period
Based on Hypothetical 5% Yearly Return
Short-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,025.00	0.20
Intermediate-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.90	$0.31
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.90	0.31
Institutional Shares	1,000.00	1,024.95	0.26
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Admiral Shares	1,000.00	1,024.85	0.36
Institutional Shares	1,000.00	1,024.95	0.26

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Government Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.04% for
Institutional Shares; for the Intermediate-Term Government Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05%
for Institutional Shares; for the Long-Term Government Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for
Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.06% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for
Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.06% for Admiral Shares, and 0.05%
for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for
Institutional Shares; and for the Mortgage-Backed Securities Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for
Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund, and Vanguard Mortgage-Backed Securities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2009 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index: Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

Vanguard Sector Bond Index Funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the Vanguard Sector Bond Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Vanguard Sector Bond Index Funds particularly or the ability of the Barclays indexes to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Sector Bond Index Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the Vanguard Sector Bond Index Funds is the licensing of the Barclays indexes, which are determined, composed, and calculated by Barclays without regard to Vanguard or the Vanguard Sector Bond Index Funds or any owners or purchasers of the Vanguard Sector Bond Index Funds. Barclays has no obligation to take the needs of Vanguard, the Vanguard Sector
Bond Index Funds, or the owners of the Vanguard Sector Bond Index Funds into consideration in determining, composing, or calculating the Barclays indexes. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Vanguard Sector Bond Index Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the Vanguard Sector Bond Index Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF
THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS
MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD
SECTOR BOND INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA
INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS
RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION
OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY
MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE
BLOOMBERG BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY
DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT
TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING,
WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR
ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and

Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16420 102017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2017: $596,000

Fiscal Year Ended August 31, 2016: $610,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2017: $8,424,459
Fiscal Year Ended August 31, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2017: $3,194,093
Fiscal Year Ended August 31, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2017: $274,313
Fiscal Year Ended August 31, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2017: $0
Fiscal Year Ended August 31, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2017: $274,313
Fiscal Year Ended August 31, 2016: $468,275

0448435, v0.42

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 6: Investments.

0448435, v0.42

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)

Common Stocks (99.7%)[1]
Consumer Discretionary (13.6%)
* Amazon.com Inc.	46,046	45,153
Comcast Corp. Class A	545,573	22,156
Home Depot Inc.	139,361	20,886
Walt Disney Co.	181,493	18,367
McDonald's Corp.	94,532	15,122
Wal-Mart Stores Inc.	168,958	13,191
* Priceline Group Inc.	5,693	10,544
* Charter Communications Inc. Class A	22,956	9,149
Time Warner Inc.	89,788	9,078
Starbucks Corp.	163,714	8,981
* Netflix Inc.	47,442	8,289
NIKE Inc. Class B	152,790	8,069
Costco Wholesale Corp.	50,597	7,931
Lowe's Cos. Inc.	99,303	7,337
General Motors Co.	158,671	5,798
TJX Cos. Inc.	74,776	5,406
* Tesla Inc.	15,027	5,348
Ford Motor Co.	451,640	4,982
* eBay Inc.	117,180	4,234
Marriott International Inc. Class A	36,663	3,798
Target Corp.	64,111	3,496
Twenty-First Century Fox Inc. Class A	121,277	3,346
Carnival Corp.	47,415	3,294
Yum! Brands Inc.	40,767	3,132
Delphi Automotive plc	31,161	3,004
Estee Lauder Cos. Inc. Class A	25,325	2,709
Newell Brands Inc.	55,148	2,663
CBS Corp. Class B	41,359	2,649
Ross Stores Inc.	44,834	2,621
Las Vegas Sands Corp.	41,485	2,581
Royal Caribbean Cruises Ltd.	19,718	2,454
VF Corp.	38,082	2,394
Dollar General Corp.	31,589	2,292
* Dollar Tree Inc.	27,131	2,161
Expedia Inc.	13,924	2,066
* O'Reilly Automotive Inc.	10,264	2,013
Omnicom Group Inc.	26,523	1,920
MGM Resorts International	58,170	1,917
* Mohawk Industries Inc.	7,121	1,802
* AutoZone Inc.	3,251	1,718
Best Buy Co. Inc.	30,331	1,646
Nielsen Holdings plc	40,955	1,591
* Ulta Beauty Inc.	6,790	1,501
* Yum China Holdings Inc.	42,367	1,498
* DISH Network Corp. Class A	25,306	1,450
Whirlpool Corp.	8,310	1,426
Hilton Worldwide Holdings Inc.	22,121	1,423
* CarMax Inc.	21,178	1,422
DR Horton Inc.	39,127	1,414
Genuine Parts Co.	16,492	1,366
Coach Inc.	32,344	1,349
Twenty-First Century Fox Inc.	49,742	1,348
Hasbro Inc.	13,026	1,280
Wynn Resorts Ltd.	9,150	1,272
* LKQ Corp.	36,249	1,256
* Norwegian Cruise Line Holdings Ltd.	20,143	1,198
Lear Corp.	7,961	1,190
PVH Corp.	9,374	1,180
Darden Restaurants Inc.	14,304	1,174
Viacom Inc. Class B	41,019	1,173
Wyndham Worldwide Corp.	11,751	1,171

1

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Aramark	28,459	1,158
Lennar Corp. Class A	22,225	1,150
Tiffany & Co.	12,309	1,125
BorgWarner Inc.	24,133	1,120
* Liberty Broadband Corp.	10,946	1,111
Fortune Brands Home & Security Inc.	17,632	1,103
* NVR Inc.	388	1,056
* Liberty Interactive Corp. QVC Group Class A	47,208	1,044
Vail Resorts Inc.	4,517	1,030
Domino's Pizza Inc.	5,490	1,001
Hanesbrands Inc.	41,204	1,000
L Brands Inc.	27,521	997
^ Sirius XM Holdings Inc.	167,817	965
Harley-Davidson Inc.	20,020	941
* Chipotle Mexican Grill Inc. Class A	2,899	918
Tractor Supply Co.	15,279	909
Interpublic Group of Cos. Inc.	44,934	905
* Liberty Media Corp-Liberty SiriusXM Class C	20,211	902
PulteGroup Inc.	34,225	884
Coty Inc. Class A	53,237	883
Goodyear Tire & Rubber Co.	28,630	867
* WABCO Holdings Inc.	6,028	866
Scripps Networks Interactive Inc. Class A	10,085	864
Kohl's Corp.	20,053	798
Advance Auto Parts Inc.	8,084	791
Adient plc	11,085	783
Staples Inc.	74,628	762
Service Corp. International	21,504	760
* Michael Kors Holdings Ltd.	17,986	759
KAR Auction Services Inc.	16,699	753
* ServiceMaster Global Holdings Inc.	15,886	749
Garmin Ltd.	14,106	726
Macy's Inc.	34,799	723
Leggett & Platt Inc.	15,473	711
* Discovery Communications Inc. Class A	31,602	702
* Burlington Stores Inc.	7,889	687
Toll Brothers Inc.	17,507	682
Gap Inc.	28,071	663
* Lululemon Athletica Inc.	11,360	654
H&R Block Inc.	24,170	646
Mattel Inc.	39,805	646
Polaris Industries Inc.	6,820	636
Nordstrom Inc.	13,673	610
Thor Industries Inc.	5,574	606
* Live Nation Entertainment Inc.	15,108	604
Gentex Corp.	33,027	603
News Corp. Class A	43,246	578
* Liberty Ventures Class A	9,333	575
* Liberty Media Corp-Liberty Formula One	14,476	569
Dunkin' Brands Group Inc.	10,756	555
Ralph Lauren Corp. Class A	6,301	554
* TripAdvisor Inc.	12,716	543
Brunswick Corp.	10,132	532
Foot Locker Inc.	14,740	519
Signet Jewelers Ltd.	7,671	484
Carter's Inc.	5,568	483
* Bright Horizons Family Solutions Inc.	5,925	474
Pool Corp.	4,714	470
* Liberty Media Corp-Liberty SiriusXM Class A	10,420	466
* Madison Square Garden Co. Class A	2,163	460
Six Flags Entertainment Corp.	8,342	455
Williams-Sonoma Inc.	9,742	448
Bed Bath & Beyond Inc.	16,073	443
* Visteon Corp.	3,726	430

2

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Cable One Inc.	550	417
	Cinemark Holdings Inc.	12,356	411
*	Liberty Broadband Corp. Class A	3,878	393
*	AMC Networks Inc. Class A	6,440	391
*	Skechers U.S.A. Inc. Class A	14,649	387
	Extended Stay America Inc.	19,409	380
*	Under Armour Inc.	23,350	353
*	AutoNation Inc.	7,573	344
*	Tempur Sealy International Inc.	5,533	342
*	Liberty Expedia Holdings Inc. Class A	6,215	340
*	Lions Gate Entertainment Corp. Class B	12,074	339
	Tupperware Brands Corp.	5,837	338
	Tribune Media Co. Class A	8,239	330
^,*	Under Armour Inc. Class A	19,853	321
	TEGNA Inc.	25,390	320
*	Wayfair Inc.	4,489	319
	Wendy's Co.	21,290	318
*	Michaels Cos. Inc.	13,471	302
*	Cabela's Inc.	5,618	302
*	Sally Beauty Holdings Inc.	15,999	297
	Graham Holdings Co. Class B	504	296
	CalAtlantic Group Inc.	8,119	282
*	Hyatt Hotels Corp. Class A	4,679	278
	John Wiley & Sons Inc. Class A	5,020	271
	Dick's Sporting Goods Inc.	10,181	268
*	Murphy USA Inc.	4,080	263
	International Game Technology plc	12,562	256
*	Hilton Grand Vacations Inc.	6,916	251
	Choice Hotels International Inc.	3,841	238
*	Pandora Media Inc.	26,356	223
	AMERCO	588	219
	GameStop Corp. Class A	11,858	219
*	Urban Outfitters Inc.	10,097	206
*	Discovery Communications Inc.	9,521	200
	Regal Entertainment Group Class A	13,214	195
	News Corp. Class B	13,886	190
	Penske Automotive Group Inc.	4,050	172
	Lions Gate Entertainment Corp. Class A	5,666	168
	Lennar Corp. Class B	3,121	134
*	Floor & Decor Holdings Inc. Class A	2,462	88
*	Liberty Media Corp-Liberty Formula One Class A	1,981	75
^	Viacom Inc. Class A	1,260	48
*	Altice USA Inc. Class A	1,263	39
*	Cars.com Inc.	1	—
			371,793
Consumer Staples (7.0%)
	Procter & Gamble Co.	296,427	27,351
	Philip Morris International Inc.	179,960	21,043
	Coca-Cola Co.	445,051	20,272
	PepsiCo Inc.	165,506	19,154
	Altria Group Inc.	224,252	14,218
	CVS Health Corp.	118,279	9,148
	Walgreens Boots Alliance Inc.	108,326	8,829
	Colgate-Palmolive Co.	99,659	7,140
	Mondelez International Inc. Class A	170,113	6,917
	Kraft Heinz Co.	69,554	5,616
	Kimberly-Clark Corp.	40,991	5,054
	Constellation Brands Inc. Class A	18,769	3,756
	General Mills Inc.	67,092	3,573
	Sysco Corp.	57,117	3,008
*	Monster Beverage Corp.	48,035	2,681
	Archer-Daniels-Midland Co.	64,614	2,670
	Kroger Co.	105,832	2,314
	Clorox Co.	15,122	2,095

3

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Tyson Foods Inc. Class A	32,410	2,052
	Dr Pepper Snapple Group Inc.	21,031	1,915
	Kellogg Co.	28,454	1,863
	Molson Coors Brewing Co. Class B	19,785	1,776
	Hershey Co.	16,051	1,684
	Conagra Brands Inc.	46,576	1,512
	Church & Dwight Co. Inc.	28,565	1,433
	JM Smucker Co.	12,936	1,355
	McCormick & Co. Inc.	13,038	1,240
	Bunge Ltd.	16,094	1,201
	Brown-Forman Corp. Class B	20,128	1,068
	Ingredion Inc.	8,151	1,009
	Hormel Foods Corp.	30,843	948
	Campbell Soup Co.	20,478	946
	Pinnacle Foods Inc.	13,469	799
	Lamb Weston Holdings Inc.	17,023	774
*	Post Holdings Inc.	7,391	629
^,*	Herbalife Ltd.	8,065	557
*	Edgewell Personal Care Co.	6,704	509
	Casey's General Stores Inc.	4,544	479
*	Hain Celestial Group Inc.	11,864	477
*	US Foods Holding Corp.	15,756	432
*	TreeHouse Foods Inc.	6,388	428
	Nu Skin Enterprises Inc. Class A	6,041	367
	Flowers Foods Inc.	21,045	365
	Brown-Forman Corp. Class A	6,271	349
	Energizer Holdings Inc.	7,060	312
	Spectrum Brands Holdings Inc.	2,823	310
*	Sprouts Farmers Market Inc.	15,438	308
*	Rite Aid Corp.	120,620	292
*	Blue Buffalo Pet Products Inc.	10,971	283
*	Pilgrim's Pride Corp.	6,122	180
	Seaboard Corp.	30	129
			192,820
Energy (5.5%)
	Exxon Mobil Corp.	491,542	37,519
	Chevron Corp.	219,285	23,600
	Schlumberger Ltd.	161,138	10,234
	ConocoPhillips	143,325	6,258
	EOG Resources Inc.	67,442	5,732
	Occidental Petroleum Corp.	88,364	5,275
	Kinder Morgan Inc.	222,493	4,301
	Phillips 66	50,437	4,227
	Halliburton Co.	100,333	3,910
	Valero Energy Corp.	51,763	3,525
	Marathon Petroleum Corp.	59,603	3,126
	Williams Cos. Inc.	95,874	2,850
	Anadarko Petroleum Corp.	65,028	2,662
	Pioneer Natural Resources Co.	19,600	2,541
	Devon Energy Corp.	60,241	1,892
*	Concho Resources Inc.	16,897	1,875
	Andeavor	17,598	1,763
	Apache Corp.	43,675	1,696
	Baker Hughes a GE Co.	48,830	1,655
	Cabot Oil & Gas Corp.	52,614	1,344
	National Oilwell Varco Inc.	43,514	1,335
	Noble Energy Inc.	55,206	1,312
	ONEOK Inc.	24,010	1,300
	Hess Corp.	32,413	1,261
	EQT Corp.	20,088	1,252
	Marathon Oil Corp.	97,208	1,081
	Cimarex Energy Co.	10,698	1,067
*	Diamondback Energy Inc.	11,197	1,017
*	Cheniere Energy Inc.	23,380	1,001

4

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Targa Resources Corp.	22,246	992
* Parsley Energy Inc. Class A	26,103	654
HollyFrontier Corp.	20,767	650
* Newfield Exploration Co.	23,148	605
* Energen Corp.	11,307	580
* Rice Energy Inc.	19,744	540
* Antero Resources Corp.	27,031	532
Helmerich & Payne Inc.	12,453	527
Valvoline Inc.	23,951	510
* RSP Permian Inc.	15,405	483
* First Solar Inc.	9,572	450
Range Resources Corp.	25,598	444
* WPX Energy Inc.	44,451	444
Murphy Oil Corp.	19,028	431
* Weatherford International plc	103,448	396
Patterson-UTI Energy Inc.	24,509	391
* Chesapeake Energy Corp.	106,178	387
* CONSOL Energy Inc.	26,466	385
* Transocean Ltd.	45,965	375
* Continental Resources Inc.	9,653	328
* Southwestern Energy Co.	58,184	317
PBF Energy Inc. Class A	12,686	300
World Fuel Services Corp.	8,114	280
Oceaneering International Inc.	11,055	249
* Laredo Petroleum Inc.	19,056	237
* Gulfport Energy Corp.	18,510	232
* Centennial Resource Development Inc. Class A	12,957	224
Nabors Industries Ltd.	32,701	214
* QEP Resources Inc.	27,824	210
* Whiting Petroleum Corp.	42,222	189
* Extraction Oil & Gas Inc.	14,089	185
SM Energy Co.	12,981	173
* Kosmos Energy Ltd.	22,354	157
^ RPC Inc.	6,632	129
		149,811
Financial Services (20.7%)
* Berkshire Hathaway Inc. Class B	222,754	40,354
JPMorgan Chase & Co.	409,544	37,223
Bank of America Corp.	1,154,335	27,577
Wells Fargo & Co.	520,006	26,557
Visa Inc. Class A	214,957	22,252
Citigroup Inc.	319,034	21,704
Mastercard Inc. Class A	109,604	14,610
Goldman Sachs Group Inc.	42,611	9,534
US Bancorp	183,467	9,403
* PayPal Holdings Inc.	131,292	8,098
Chubb Ltd.	53,932	7,627
American Express Co.	86,142	7,417
American Tower Corp.	48,951	7,247
PNC Financial Services Group Inc.	56,040	7,028
Morgan Stanley	153,419	6,981
American International Group Inc.	106,640	6,450
Bank of New York Mellon Corp.	117,027	6,118
BlackRock Inc.	14,379	6,025
Simon Property Group Inc.	35,940	5,637
Charles Schwab Corp.	137,157	5,473
Prudential Financial Inc.	49,608	5,064
Crown Castle International Corp.	46,378	5,029
MetLife Inc.	105,943	4,961
CME Group Inc.	39,244	4,937
Marsh & McLennan Cos. Inc.	59,554	4,650
S&P Global Inc.	29,864	4,609
Capital One Financial Corp.	55,980	4,457
Intercontinental Exchange Inc.	67,758	4,382

5

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
BB&T Corp.	93,534	4,311
Equinix Inc.	8,996	4,214
Aon plc	30,180	4,200
State Street Corp.	43,376	4,012
Travelers Cos. Inc.	32,404	3,927
Prologis Inc.	61,197	3,877
Allstate Corp.	42,259	3,824
Aflac Inc.	45,045	3,718
Fidelity National Information Services Inc.	38,183	3,548
Public Storage	17,140	3,519
Progressive Corp.	67,342	3,130
Welltower Inc.	42,547	3,115
SunTrust Banks Inc.	55,546	3,061
* Fiserv Inc.	24,374	3,015
AvalonBay Communities Inc.	15,973	2,999
Synchrony Financial	94,677	2,915
Weyerhaeuser Co.	86,520	2,821
Ventas Inc.	41,158	2,817
Equity Residential	41,333	2,775
Moody's Corp.	19,373	2,597
Discover Financial Services	43,738	2,578
M&T Bank Corp.	16,838	2,490
Ameriprise Financial Inc.	17,808	2,467
T. Rowe Price Group Inc.	27,487	2,319
Hartford Financial Services Group Inc.	42,486	2,297
Fifth Third Bancorp	86,193	2,252
Digital Realty Trust Inc.	18,726	2,216
KeyCorp	125,516	2,160
Willis Towers Watson plc	14,547	2,160
* SBA Communications Corp. Class A	14,045	2,157
Boston Properties Inc.	17,660	2,130
Northern Trust Corp.	24,020	2,126
Essex Property Trust Inc.	7,506	1,996
Regions Financial Corp.	138,115	1,949
Equifax Inc.	13,678	1,949
Citizens Financial Group Inc.	58,221	1,929
Principal Financial Group Inc.	30,634	1,915
Realty Income Corp.	31,276	1,800
First Republic Bank	18,012	1,748
Lincoln National Corp.	25,698	1,744
Global Payments Inc.	17,404	1,662
Franklin Resources Inc.	38,372	1,659
* Markel Corp.	1,566	1,647
HCP Inc.	53,805	1,604
Huntington Bancshares Inc.	124,056	1,562
Annaly Capital Management Inc.	124,068	1,551
Host Hotels & Resorts Inc.	83,698	1,517
* FleetCor Technologies Inc.	10,523	1,513
Invesco Ltd.	46,002	1,508
Loews Corp.	31,936	1,488
Vornado Realty Trust	19,717	1,469
GGP Inc.	70,568	1,464
FNF Group	30,196	1,457
Total System Services Inc.	20,793	1,437
Comerica Inc.	20,291	1,385
Mid-America Apartment Communities Inc.	13,006	1,385
Cincinnati Financial Corp.	17,595	1,352
* Arch Capital Group Ltd.	13,419	1,306
* Vantiv Inc. Class A	18,372	1,299
* E*TRADE Financial Corp.	31,586	1,295
CBOE Holdings Inc.	12,673	1,279
Unum Group	26,174	1,261
TD Ameritrade Holding Corp.	29,067	1,259
Alliance Data Systems Corp.	5,564	1,255

6

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Alexandria Real Estate Equities Inc.	10,328	1,253
Duke Realty Corp.	40,727	1,210
* CBRE Group Inc. Class A	33,529	1,210
Arthur J Gallagher & Co.	20,734	1,200
XL Group Ltd.	29,282	1,199
Ally Financial Inc.	52,843	1,194
Iron Mountain Inc.	30,026	1,184
Everest Re Group Ltd.	4,660	1,177
UDR Inc.	30,278	1,175
MSCI Inc. Class A	10,153	1,164
Raymond James Financial Inc.	14,722	1,153
Affiliated Managers Group Inc.	6,449	1,139
Regency Centers Corp.	17,021	1,095
SL Green Realty Corp.	11,341	1,093
Extra Space Storage Inc.	13,928	1,081
Broadridge Financial Solutions Inc.	13,387	1,046
CIT Group Inc.	23,232	1,042
Federal Realty Investment Trust	8,206	1,042
Torchmark Corp.	13,273	1,022
* SVB Financial Group	6,020	1,019
Western Union Co.	53,836	1,019
Zions Bancorporation	22,984	1,003
Reinsurance Group of America Inc. Class A	7,359	989
Nasdaq Inc.	13,011	981
* Alleghany Corp.	1,691	952
VEREIT Inc.	111,626	942
Jack Henry & Associates Inc.	8,983	926
Kimco Realty Corp.	46,863	919
East West Bancorp Inc.	16,499	914
Leucadia National Corp.	37,618	891
SEI Investments Co.	15,211	889
Camden Property Trust	9,876	884
Gaming and Leisure Properties Inc.	22,503	882
AGNC Investment Corp.	40,392	870
WP Carey Inc.	12,197	840
* TransUnion	17,328	829
Voya Financial Inc.	21,619	826
MarketAxess Holdings Inc.	4,275	825
Apartment Investment & Management Co.	18,187	824
Equity LifeStyle Properties Inc.	9,228	823
Macerich Co.	15,559	821
American Financial Group Inc.	7,981	813
Colony NorthStar Inc. Class A	61,673	808
* Signature Bank	6,186	794
Kilroy Realty Corp.	11,192	775
* First Data Corp. Class A	41,763	769
Omega Healthcare Investors Inc.	23,656	754
Sun Communities Inc.	8,114	733
Liberty Property Trust	17,076	727
People's United Financial Inc.	43,475	726
WR Berkley Corp.	10,808	720
American Campus Communities Inc.	15,119	719
Starwood Property Trust Inc.	31,550	701
National Retail Properties Inc.	16,712	699
Healthcare Trust of America Inc. Class A	22,258	692
FactSet Research Systems Inc.	4,373	687
* Square Inc.	26,023	679
RenaissanceRe Holdings Ltd.	4,823	671
Brixmor Property Group Inc.	35,659	668
New York Community Bancorp Inc.	55,356	667
Commerce Bancshares Inc.	11,793	648
Jones Lang LaSalle Inc.	5,268	642
CyrusOne Inc.	10,178	641
Forest City Realty Trust Inc. Class A	26,654	639

7

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Douglas Emmett Inc.	16,389	638
Lamar Advertising Co. Class A	9,476	631
Synovus Financial Corp.	14,890	627
Eaton Vance Corp.	13,139	625
PacWest Bancorp	13,693	618
Brown & Brown Inc.	13,736	618
First American Financial Corp.	12,563	616
Assurant Inc.	6,425	608
DCT Industrial Trust Inc.	10,401	607
Lazard Ltd. Class A	14,063	603
Highwoods Properties Inc.	11,378	594
Assured Guaranty Ltd.	13,952	593
New Residential Investment Corp.	35,959	593
American Homes 4 Rent Class A	26,612	590
DuPont Fabros Technology Inc.	9,084	585
Hudson Pacific Properties Inc.	17,592	581
Axis Capital Holdings Ltd.	9,500	572
* Euronet Worldwide Inc.	5,811	571
Medical Properties Trust Inc.	42,443	559
Bank of the Ozarks	12,926	555
* Brighthouse Financial Inc.	9,631	550
Cullen/Frost Bankers Inc.	6,479	545
Senior Housing Properties Trust	27,484	542
Realogy Holdings Corp.	15,984	542
* Western Alliance Bancorp	11,148	538
Old Republic International Corp.	28,153	537
CubeSmart	21,171	522
Hospitality Properties Trust	18,811	515
EPR Properties	7,360	513
Pinnacle Financial Partners Inc.	8,176	509
STORE Capital Corp.	19,879	504
* WEX Inc.	4,604	502
Spirit Realty Capital Inc.	55,867	486
Webster Financial Corp.	10,405	486
Hanover Insurance Group Inc.	4,859	477
CoreSite Realty Corp.	3,984	473
* Howard Hughes Corp.	4,021	472
Dun & Bradstreet Corp.	4,165	464
LPL Financial Holdings Inc.	9,905	464
FNB Corp.	36,330	461
Bank of Hawaii Corp.	5,822	455
First Horizon National Corp.	26,338	453
Popular Inc.	11,306	451
Weingarten Realty Investors	14,028	449
Prosperity Bancshares Inc.	7,480	447
Apple Hospitality REIT Inc.	24,574	447
* CoreLogic Inc.	9,506	446
Associated Banc-Corp	20,363	446
* Zillow Group Inc.	11,247	446
Validus Holdings Ltd.	8,848	444
* Equity Commonwealth	14,285	442
Rayonier Inc.	15,124	439
White Mountains Insurance Group Ltd.	498	434
Navient Corp.	31,913	421
Chimera Investment Corp.	21,896	418
* SLM Corp.	40,348	410
Two Harbors Investment Corp.	39,983	409
MFA Financial Inc.	46,153	405
Park Hotels & Resorts Inc.	15,056	402
* JBG SMITH Properties	12,071	395
Corporate Office Properties Trust	11,751	392
BankUnited Inc.	11,681	389
Legg Mason Inc.	10,125	387
Life Storage Inc.	5,112	376

8

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Paramount Group Inc.	23,401	369
Uniti Group Inc.	18,927	365
Retail Properties of America Inc.	27,083	361
* Credit Acceptance Corp.	1,318	359
Taubman Centers Inc.	6,841	357
Outfront Media Inc.	16,082	354
CoreCivic Inc.	13,149	352
BGC Partners Inc. Class A	26,761	348
Brandywine Realty Trust	20,216	347
DDR Corp.	35,854	347
Piedmont Office Realty Trust Inc. Class A	17,019	345
Erie Indemnity Co. Class A	2,819	340
ProAssurance Corp.	6,148	327
Interactive Brokers Group Inc.	7,790	327
Aspen Insurance Holdings Ltd.	6,979	315
Invitation Homes Inc.	13,156	304
Columbia Property Trust Inc.	14,465	304
Federated Investors Inc. Class B	10,897	298
* Zillow Group Inc. Class A	7,196	287
Empire State Realty Trust Inc.	14,063	286
* Athene Holding Ltd. Class A	5,272	282
TCF Financial Corp.	17,832	277
Tanger Factory Outlet Centers Inc.	10,944	256
* Santander Consumer USA Holdings Inc.	17,385	248
BOK Financial Corp.	3,001	241
Mercury General Corp.	3,247	187
Morningstar Inc.	2,100	174
* OneMain Holdings Inc. Class A	6,314	173
First Hawaiian Inc.	6,370	173
CNA Financial Corp.	3,238	159
TFS Financial Corp.	6,348	98
American National Insurance Co.	796	92
		566,055
Health Care (13.8%)
Johnson & Johnson	312,484	41,363
Pfizer Inc.	684,926	23,233
UnitedHealth Group Inc.	111,127	22,103
Merck & Co. Inc.	317,418	20,270
Amgen Inc.	85,069	15,123
AbbVie Inc.	184,155	13,867
Medtronic plc	159,011	12,819
Gilead Sciences Inc.	150,709	12,616
* Celgene Corp.	89,864	12,485
Bristol-Myers Squibb Co.	190,961	11,549
Abbott Laboratories	196,232	9,996
Eli Lilly & Co.	113,246	9,206
Allergan plc	38,912	8,930
Thermo Fisher Scientific Inc.	46,243	8,654
* Biogen Inc.	24,533	7,766
Anthem Inc.	30,693	6,017
Danaher Corp.	70,963	5,920
Aetna Inc.	37,512	5,916
Stryker Corp.	39,365	5,565
Cigna Corp.	28,678	5,221
Becton Dickinson and Co.	25,917	5,169
* Vertex Pharmaceuticals Inc.	28,754	4,616
* Regeneron Pharmaceuticals Inc.	9,063	4,503
* Boston Scientific Corp.	158,896	4,378
* Express Scripts Holding Co.	69,516	4,367
Humana Inc.	16,691	4,300
* Intuitive Surgical Inc.	4,233	4,253
McKesson Corp.	24,519	3,661
* Alexion Pharmaceuticals Inc.	25,218	3,591
Baxter International Inc.	57,780	3,585

9

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Zoetis Inc.	56,946	3,571
* Illumina Inc.	16,893	3,454
* Edwards Lifesciences Corp.	24,321	2,764
* HCA Healthcare Inc.	34,873	2,743
* Incyte Corp.	19,570	2,689
Zimmer Biomet Holdings Inc.	23,517	2,687
CR Bard Inc.	8,352	2,679
Cardinal Health Inc.	36,904	2,490
Agilent Technologies Inc.	37,505	2,427
* Cerner Corp.	33,583	2,276
* Mylan NV	61,197	1,926
* Laboratory Corp. of America Holdings	11,713	1,837
* BioMarin Pharmaceutical Inc.	20,342	1,835
* Centene Corp.	19,512	1,734
Quest Diagnostics Inc.	15,674	1,698
* Align Technology Inc.	9,126	1,613
* IDEXX Laboratories Inc.	10,196	1,585
* Henry Schein Inc.	9,084	1,578
AmerisourceBergen Corp. Class A	18,249	1,464
Dentsply Sirona Inc.	25,855	1,463
* Quintiles IMS Holdings Inc.	14,537	1,396
Cooper Cos. Inc.	5,556	1,394
ResMed Inc.	16,372	1,270
* Hologic Inc.	32,035	1,237
Perrigo Co. plc	14,649	1,157
* Varian Medical Systems Inc.	10,532	1,119
Teleflex Inc.	5,142	1,089
Universal Health Services Inc. Class B	9,928	1,074
* DaVita Inc.	18,130	1,062
* Exelixis Inc.	33,738	986
* WellCare Health Plans Inc.	5,162	902
* Alkermes plc	17,427	885
PerkinElmer Inc.	12,536	840
* QIAGEN NV	26,094	839
* VCA Inc.	8,984	835
STERIS plc	9,475	826
* Ionis Pharmaceuticals Inc.	14,046	753
* DexCom Inc.	10,032	748
* Alnylam Pharmaceuticals Inc.	8,725	748
West Pharmaceutical Services Inc.	8,303	723
* Veeva Systems Inc. Class A	12,123	721
* Envision Healthcare Corp.	13,519	709
* Bioverativ Inc.	12,348	700
* ABIOMED Inc.	4,578	690
* United Therapeutics Corp.	5,186	678
* athenahealth Inc.	4,486	632
* Charles River Laboratories International Inc.	5,514	600
Hill-Rom Holdings Inc.	7,626	587
* Neurocrine Biosciences Inc.	10,275	582
* Seattle Genetics Inc.	10,746	564
* TESARO Inc.	4,344	561
Bio-Techne Corp.	4,310	533
* Bio-Rad Laboratories Inc. Class A	2,419	527
* Alere Inc.	9,645	477
* Mallinckrodt plc	11,581	476
* MEDNAX Inc.	10,234	459
* Acadia Healthcare Co. Inc.	9,203	432
* ACADIA Pharmaceuticals Inc.	11,274	401
Patterson Cos. Inc.	9,204	354
* Akorn Inc.	10,541	347
Bruker Corp.	11,595	337
* VWR Corp.	10,028	331
* Juno Therapeutics Inc.	7,679	317
* Agios Pharmaceuticals Inc.	4,849	307

10

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Brookdale Senior Living Inc.	21,445	260
*	LifePoint Health Inc.	4,329	251
*	Intercept Pharmaceuticals Inc.	2,091	244
*	OPKO Health Inc.	36,062	231
*	Endo International plc	26,072	229
*	Premier Inc. Class A	5,995	201
^,*	Intrexon Corp.	5,601	111
*	Quorum Health Corp.	35	—
			379,287
Materials & Processing (3.6%)
	Dow Chemical Co.	141,048	9,401
	EI du Pont de Nemours & Co.	100,693	8,451
	Monsanto Co.	50,754	5,948
	Praxair Inc.	33,038	4,346
	Ecolab Inc.	29,727	3,963
	Air Products & Chemicals Inc.	24,763	3,600
	LyondellBasell Industries NV Class A	38,221	3,462
	Sherwin-Williams Co.	9,496	3,222
	PPG Industries Inc.	29,692	3,098
	International Paper Co.	48,106	2,592
	Ingersoll-Rand plc	29,396	2,510
	Newmont Mining Corp.	62,001	2,377
*	Freeport-McMoRan Inc.	157,498	2,328
	Nucor Corp.	37,132	2,046
	Vulcan Materials Co.	15,388	1,866
	WestRock Co.	28,507	1,622
	Ball Corp.	39,794	1,591
	Celanese Corp. Class A	15,982	1,551
	Martin Marietta Materials Inc.	7,197	1,526
	Albemarle Corp.	12,650	1,471
	Eastman Chemical Co.	16,665	1,437
	Fastenal Co.	33,110	1,413
	Masco Corp.	36,730	1,351
	FMC Corp.	15,279	1,317
	International Flavors & Fragrances Inc.	9,063	1,240
	Packaging Corp. of America	10,695	1,202
	Chemours Co.	21,581	1,059
	Sealed Air Corp.	22,303	990
	Owens Corning	13,140	974
*	Alcoa Corp.	21,606	948
	Steel Dynamics Inc.	26,542	914
	Acuity Brands Inc.	5,073	897
*	Crown Holdings Inc.	15,137	894
*	Berry Global Group Inc.	15,172	853
	Mosaic Co.	40,876	817
	CF Industries Holdings Inc.	27,193	788
	RPM International Inc.	15,218	745
	Lennox International Inc.	4,484	743
*	Axalta Coating Systems Ltd.	24,088	711
	Royal Gold Inc.	7,583	707
	Olin Corp.	19,311	622
	Huntsman Corp.	23,171	616
	AptarGroup Inc.	6,956	582
	Reliance Steel & Aluminum Co.	7,972	577
	WR Grace & Co.	7,924	566
	Hexcel Corp.	10,299	554
	United States Steel Corp.	20,412	543
	Sonoco Products Co.	11,031	532
	Eagle Materials Inc.	5,449	530
	Watsco Inc.	3,586	528
	Scotts Miracle-Gro Co.	5,108	488
*	Owens-Illinois Inc.	19,201	473
	Graphic Packaging Holding Co.	36,132	472
	Versum Materials Inc.	12,682	468

11

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Bemis Co. Inc.	10,645	454
Ashland Global Holdings Inc.	7,241	449
Southern Copper Corp.	9,570	390
Cabot Corp.	7,010	369
Timken Co.	8,201	368
NewMarket Corp.	861	360
Valmont Industries Inc.	2,468	354
* Univar Inc.	12,146	343
Westlake Chemical Corp.	4,163	320
* USG Corp.	10,140	304
* Platform Specialty Products Corp.	25,914	303
Domtar Corp.	7,327	296
Silgan Holdings Inc.	8,693	262
* Armstrong World Industries Inc.	5,065	241
Tahoe Resources Inc.	35,032	167
Ardagh Group SA	1,961	41
		99,543
Producer Durables (10.6%)
General Electric Co.	1,007,583	24,736
Boeing Co.	65,876	15,788
3M Co.	67,188	13,728
Honeywell International Inc.	88,278	12,206
United Technologies Corp.	86,437	10,348
Union Pacific Corp.	93,628	9,859
Accenture plc Class A	71,846	9,395
United Parcel Service Inc. Class B	79,755	9,121
Lockheed Martin Corp.	29,025	8,864
Caterpillar Inc.	65,728	7,722
Raytheon Co.	33,763	6,145
FedEx Corp.	28,551	6,121
General Dynamics Corp.	30,090	6,059
Automatic Data Processing Inc.	51,867	5,522
CSX Corp.	101,800	5,110
Northrop Grumman Corp.	18,702	5,091
Illinois Tool Works Inc.	35,065	4,822
Emerson Electric Co.	74,453	4,396
Johnson Controls International plc	108,516	4,296
Deere & Co.	36,838	4,271
Norfolk Southern Corp.	33,520	4,040
Waste Management Inc.	50,856	3,922
Eaton Corp. plc	51,780	3,716
Delta Air Lines Inc.	78,513	3,705
Southwest Airlines Co.	65,151	3,397
Cummins Inc.	18,491	2,947
Roper Technologies Inc.	11,562	2,667
PACCAR Inc.	39,979	2,652
Stanley Black & Decker Inc.	17,583	2,532
Rockwell Collins Inc.	18,842	2,469
Parker-Hannifin Corp.	15,177	2,442
Rockwell Automation Inc.	14,745	2,419
American Airlines Group Inc.	52,012	2,327
Fortive Corp.	35,279	2,292
Paychex Inc.	36,964	2,108
* United Continental Holdings Inc.	32,342	2,004
* Mettler-Toledo International Inc.	2,912	1,762
Republic Services Inc. Class A	26,417	1,723
AMETEK Inc.	26,046	1,647
L3 Technologies Inc.	8,889	1,613
* Waters Corp.	8,750	1,605
Dover Corp.	17,826	1,513
Textron Inc.	30,717	1,508
TransDigm Group Inc.	5,539	1,444
* Verisk Analytics Inc. Class A	17,374	1,408
Cintas Corp.	9,860	1,331

12

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Xylem Inc.	21,438	1,331
Kansas City Southern	12,111	1,253
Expeditors International of Washington Inc.	21,170	1,188
Pentair plc	19,091	1,185
CH Robinson Worldwide Inc.	16,345	1,154
* United Rentals Inc.	9,647	1,139
Arconic Inc.	44,668	1,138
Huntington Ingalls Industries Inc.	5,283	1,130
* Trimble Inc.	28,644	1,108
* CoStar Group Inc.	3,680	1,055
Spirit AeroSystems Holdings Inc. Class A	14,090	1,050
IDEX Corp.	8,876	1,044
Alaska Air Group Inc.	13,745	1,026
Avery Dennison Corp.	10,388	979
WW Grainger Inc.	6,014	978
JB Hunt Transport Services Inc.	9,819	971
Snap-on Inc.	6,575	970
AO Smith Corp.	16,354	911
* Sensata Technologies Holding NV	19,891	888
* Keysight Technologies Inc.	21,523	879
Xerox Corp.	27,087	874
ManpowerGroup Inc.	7,804	870
Allegion plc	10,866	855
* Middleby Corp.	6,635	807
* HD Supply Holdings Inc.	23,452	781
Graco Inc.	6,738	778
* XPO Logistics Inc.	12,511	766
Jacobs Engineering Group Inc.	13,938	759
* JetBlue Airways Corp.	37,986	753
Toro Co.	12,101	746
* Copart Inc.	22,627	740
Donaldson Co. Inc.	15,486	732
Orbital ATK Inc.	6,536	729
Nordson Corp.	6,664	728
Hubbell Inc. Class B	6,186	698
Macquarie Infrastructure Corp.	9,299	693
* Stericycle Inc.	9,609	691
Old Dominion Freight Line Inc.	6,905	690
Wabtec Corp.	9,730	687
Carlisle Cos. Inc.	7,228	684
Robert Half International Inc.	14,599	661
* Zebra Technologies Corp.	6,124	631
Oshkosh Corp.	8,397	626
Fluor Corp.	16,219	626
FLIR Systems Inc.	16,403	623
* Teledyne Technologies Inc.	4,084	613
* Quanta Services Inc.	16,970	610
Flowserve Corp.	15,159	595
BWX Technologies Inc.	10,868	595
* AECOM	17,525	587
Booz Allen Hamilton Holding Corp. Class A	17,124	584
Lincoln Electric Holdings Inc.	6,602	573
Allison Transmission Holdings Inc.	15,884	552
AGCO Corp.	7,819	535
Trinity Industries Inc.	17,555	506
Rollins Inc.	11,223	498
National Instruments Corp.	12,252	495
* Genesee & Wyoming Inc. Class A	7,185	493
Ryder System Inc.	6,243	484
Genpact Ltd.	16,415	467
Landstar System Inc.	4,933	460
Air Lease Corp. Class A	11,217	456
Copa Holdings SA Class A	3,604	447
Crane Co.	5,602	416

13

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Colfax Corp.	10,364	413
ITT Inc.	10,222	413
Terex Corp.	10,600	409
Regal Beloit Corp.	5,255	396
HEICO Corp. Class A	5,364	390
* Kirby Corp.	6,153	385
* Conduent Inc.	22,220	367
MSC Industrial Direct Co. Inc. Class A	5,153	355
* Clean Harbors Inc.	6,094	330
* Welbilt Inc.	15,320	305
* WESCO International Inc.	5,647	285
Pitney Bowes Inc.	21,766	280
* Spirit Airlines Inc.	7,970	271
HEICO Corp.	3,030	260
* Gardner Denver Holdings Inc.	4,779	112
		289,335
Technology (19.6%)
Apple Inc.	604,468	99,133
Microsoft Corp.	868,936	64,970
* Facebook Inc. Class A	270,415	46,503
* Alphabet Inc. Class C	35,121	32,990
* Alphabet Inc. Class A	34,399	32,859
Intel Corp.	546,131	19,153
Cisco Systems Inc.	580,702	18,704
Oracle Corp.	332,904	16,755
International Business Machines Corp.	99,614	14,248
Broadcom Ltd.	46,242	11,656
NVIDIA Corp.	65,759	11,142
Texas Instruments Inc.	115,811	9,591
QUALCOMM Inc.	171,230	8,950
* Adobe Systems Inc.	57,385	8,904
* salesforce.com Inc.	78,127	7,460
Applied Materials Inc.	125,693	5,671
Activision Blizzard Inc.	85,713	5,619
Cognizant Technology Solutions Corp. Class A	67,693	4,791
* NXP Semiconductors NV	38,561	4,356
* Electronic Arts Inc.	34,747	4,222
Intuit Inc.	28,206	3,990
* Micron Technology Inc.	121,105	3,872
HP Inc.	196,341	3,746
Analog Devices Inc.	41,872	3,503
Hewlett Packard Enterprise Co.	192,082	3,469
Lam Research Corp.	18,694	3,103
Corning Inc.	105,226	3,026
Western Digital Corp.	33,799	2,983
DXC Technology Co.	32,865	2,794
Amphenol Corp. Class A	34,261	2,773
* Autodesk Inc.	24,162	2,766
Skyworks Solutions Inc.	21,447	2,260
* ServiceNow Inc.	19,183	2,229
* Red Hat Inc.	20,328	2,185
Symantec Corp.	70,835	2,124
* IHS Markit Ltd.	44,973	2,107
Microchip Technology Inc.	24,240	2,104
Xilinx Inc.	28,540	1,885
* Dell Technologies Inc. Class V	23,525	1,763
Harris Corp.	14,261	1,753
Motorola Solutions Inc.	19,139	1,687
KLA-Tencor Corp.	17,969	1,684
* Workday Inc. Class A	14,948	1,640
Maxim Integrated Products Inc.	32,169	1,501
* Synopsys Inc.	17,801	1,432
* Citrix Systems Inc.	17,315	1,354
* Palo Alto Networks Inc.	10,202	1,354

14

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Twitter Inc.	76,749	1,298
* Cadence Design Systems Inc.	32,484	1,276
* ANSYS Inc.	9,803	1,263
* Gartner Inc.	10,308	1,243
* Advanced Micro Devices Inc.	94,599	1,230
NetApp Inc.	31,192	1,206
CA Inc.	36,051	1,196
Juniper Networks Inc.	42,826	1,188
* Take-Two Interactive Software Inc.	11,610	1,135
CDW Corp.	17,533	1,112
Amdocs Ltd.	16,997	1,101
* Arista Networks Inc.	6,029	1,062
* Qorvo Inc.	14,487	1,061
* Splunk Inc.	15,664	1,051
* VeriSign Inc.	9,976	1,035
Cognex Corp.	9,438	1,028
CDK Global Inc.	15,386	992
Leidos Holdings Inc.	16,861	983
* IAC/InterActiveCorp	8,160	926
* Akamai Technologies Inc.	19,203	905
* VMware Inc. Class A	8,345	902
* F5 Networks Inc.	7,380	881
Marvell Technology Group Ltd.	46,960	841
Teradyne Inc.	23,051	821
* ON Semiconductor Corp.	47,597	813
* Arrow Electronics Inc.	10,001	794
SS&C Technologies Holdings Inc.	19,468	754
* PTC Inc.	13,296	745
* IPG Photonics Corp.	4,079	717
* CommScope Holding Co. Inc.	21,634	715
* Tyler Technologies Inc.	4,027	696
LogMeIn Inc.	6,060	693
* Microsemi Corp.	13,477	679
* Ultimate Software Group Inc.	3,329	669
* Coherent Inc.	2,862	668
Jabil Inc.	20,874	654
* Fortinet Inc.	16,768	641
* Guidewire Software Inc.	8,385	635
Universal Display Corp.	4,868	619
* ARRIS International plc	21,087	587
CSRA Inc.	18,320	577
Brocade Communications Systems Inc.	46,264	573
Avnet Inc.	14,402	555
* Nuance Communications Inc.	33,923	545
Cypress Semiconductor Corp.	38,539	528
* Tableau Software Inc. Class A	7,013	508
* NCR Corp.	13,902	508
* Cavium Inc.	7,712	488
* Teradata Corp.	14,432	461
Sabre Corp.	24,355	449
* GoDaddy Inc. Class A	9,138	410
DST Systems Inc.	7,164	368
* Manhattan Associates Inc.	8,188	344
* EchoStar Corp. Class A	5,631	340
* Zynga Inc. Class A	88,604	332
Dolby Laboratories Inc. Class A	6,487	327
* Atlassian Corp. plc Class A	8,526	304
* FireEye Inc.	20,546	303
* Black Knight Financial Services Inc. Class A	3,315	141
* Match Group Inc.	4,479	97
		537,737
Utilities (5.3%)
AT&T Inc.	712,472	26,689
Verizon Communications Inc.	473,303	22,704

15

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
NextEra Energy Inc.	54,219	8,160
Duke Energy Corp.	81,266	7,095
Dominion Energy Inc.	72,719	5,728
Southern Co.	115,123	5,556
American Electric Power Co. Inc.	57,078	4,203
PG&E Corp.	59,225	4,168
Exelon Corp.	107,080	4,055
Sempra Energy	29,093	3,431
PPL Corp.	79,440	3,117
Consolidated Edison Inc.	35,520	2,993
Edison International	36,876	2,957
Xcel Energy Inc.	59,004	2,921
Public Service Enterprise Group Inc.	58,618	2,746
WEC Energy Group Inc.	36,834	2,402
DTE Energy Co.	20,859	2,343
Eversource Energy	36,982	2,330
* T-Mobile US Inc.	34,213	2,214
* Level 3 Communications Inc.	33,941	1,847
Ameren Corp.	27,847	1,671
FirstEnergy Corp.	50,892	1,658
American Water Works Co. Inc.	20,481	1,657
Entergy Corp.	20,576	1,629
CMS Energy Corp.	32,114	1,559
CenterPoint Energy Inc.	49,521	1,467
^ CenturyLink Inc.	61,945	1,222
Pinnacle West Capital Corp.	12,770	1,149
Alliant Energy Corp.	25,894	1,107
Atmos Energy Corp.	11,836	1,042
NiSource Inc.	37,009	994
UGI Corp.	19,834	980
SCANA Corp.	15,009	906
NRG Energy Inc.	34,794	867
Westar Energy Inc. Class A	16,517	847
OGE Energy Corp.	23,269	831
AES Corp.	74,628	824
Great Plains Energy Inc.	25,069	769
* Zayo Group Holdings Inc.	21,862	747
Aqua America Inc.	20,801	695
Vectren Corp.	9,704	637
MDU Resources Group Inc.	22,670	613
* Calpine Corp.	41,600	611
* Sprint Corp.	73,603	607
* Vistra Energy Corp.	28,167	499
National Fuel Gas Co.	8,589	498
Hawaiian Electric Industries Inc.	12,480	417
Avangrid Inc.	6,503	317
Telephone & Data Systems Inc.	10,666	313
* United States Cellular Corp.	1,596	62

		144,854
Total Common Stocks (Cost $2,156,206)		2,731,235

16

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2017

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2,3 Vanguard Market Liquidity Fund	1.224%		13,763	1,377

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.0%)
4 United States Treasury Bill	1.033%	11/2/17	400	399
Total Temporary Cash Investments (Cost $1,776)				1,776
Total Investments (99.8%) (Cost $2,157,982)				2,733,011
Other Assets and Liabilities—Net (0.2%)[3]				5,003
Net Assets (100%)				2,738,014

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,313,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Includes $1,371,000 of collateral received for securities on loan.
4	Securities with a value of $399,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.

17

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)

Common Stocks (99.8%)[1]
Consumer Discretionary (8.4%)
Wal-Mart Stores Inc.	332,457	25,955
Time Warner Inc.	176,707	17,865
Walt Disney Co.	113,027	11,438
General Motors Co.	312,912	11,434
Ford Motor Co.	887,312	9,787
* eBay Inc.	230,960	8,345
Target Corp.	126,130	6,878
Carnival Corp.	92,815	6,449
Twenty-First Century Fox Inc. Class A	227,496	6,277
* Charter Communications Inc. Class A	14,756	5,881
Newell Brands Inc.	109,415	5,283
Royal Caribbean Cruises Ltd.	39,181	4,876
MGM Resorts International	107,359	3,538
* Mohawk Industries Inc.	13,248	3,353
Comcast Corp. Class A	80,446	3,267
Best Buy Co. Inc.	60,104	3,261
Nielsen Holdings plc	81,092	3,150
Dollar General Corp.	38,943	2,826
Whirlpool Corp.	15,250	2,617
Twenty-First Century Fox Inc.	92,894	2,517
* Norwegian Cruise Line Holdings Ltd.	40,110	2,385
Viacom Inc. Class B	82,314	2,354
Lennar Corp. Class A	44,152	2,285
Tiffany & Co.	24,586	2,247
Coach Inc.	53,351	2,225
PVH Corp.	17,650	2,222
* Liberty Broadband Corp.	21,113	2,144
* LKQ Corp.	59,912	2,076
BorgWarner Inc.	43,223	2,006
* Liberty Media Corp-Liberty SiriusXM Class C	41,069	1,832
Coty Inc. Class A	107,010	1,774
Goodyear Tire & Rubber Co.	57,118	1,731
Genuine Parts Co.	20,421	1,691
L Brands Inc.	45,881	1,662
Kohl's Corp.	39,085	1,555
Staples Inc.	149,080	1,523
Adient plc	21,415	1,514
Macy's Inc.	69,391	1,441
Garmin Ltd.	27,826	1,433
News Corp. Class A	102,257	1,367
* Michael Kors Holdings Ltd.	32,348	1,366
Aramark	31,818	1,295
DR Horton Inc.	34,766	1,257
Gap Inc.	52,688	1,244
VF Corp.	19,499	1,226
PulteGroup Inc.	47,430	1,225
Advance Auto Parts Inc.	11,846	1,160
Ralph Lauren Corp. Class A	12,793	1,124
* Liberty Ventures Class A	18,121	1,115
* Discovery Communications Inc.	51,362	1,079
H&R Block Inc.	39,815	1,065
Mattel Inc.	63,108	1,024
Signet Jewelers Ltd.	15,531	979
Foot Locker Inc.	27,677	975
* Liberty Interactive Corp. QVC Group Class A	40,961	906
* Liberty Media Corp-Liberty SiriusXM Class A	19,737	882
Bed Bath & Beyond Inc.	31,888	880
* Liberty Broadband Corp. Class A	8,309	843
* Madison Square Garden Co. Class A	3,861	820
* Liberty Media Corp-Liberty Formula One	20,711	814
Cinemark Holdings Inc.	24,236	807

18

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Scripps Networks Interactive Inc. Class A	8,834	757
Williams-Sonoma Inc.	15,895	731
Toll Brothers Inc.	18,273	712
* Discovery Communications Inc. Class A	30,651	681
* AutoNation Inc.	14,567	661
* DISH Network Corp. Class A	11,517	660
Tribune Media Co. Class A	16,284	652
* Cabela's Inc.	11,591	622
Hasbro Inc.	6,296	619
TEGNA Inc.	48,783	616
* Burlington Stores Inc.	6,758	589
Graham Holdings Co. Class B	988	580
* Hyatt Hotels Corp. Class A	9,580	570
CalAtlantic Group Inc.	16,362	569
* TripAdvisor Inc.	13,180	563
John Wiley & Sons Inc. Class A	10,101	545
* Liberty Expedia Holdings Inc. Class A	9,845	538
Harley-Davidson Inc.	10,828	509
* Murphy USA Inc.	7,829	505
International Game Technology plc	24,233	494
* AutoZone Inc.	929	491
* Liberty Media Corp-Liberty Formula One Class A	12,553	476
* Skechers U.S.A. Inc. Class A	16,926	447
AMERCO	1,134	423
GameStop Corp. Class A	22,600	418
* Yum China Holdings Inc.	11,498	407
Gentex Corp.	22,096	404
* Tempur Sealy International Inc.	6,465	400
* Urban Outfitters Inc.	19,533	399
Lear Corp.	2,616	391
* Sally Beauty Holdings Inc.	20,406	379
Hilton Worldwide Holdings Inc.	5,428	349
Penske Automotive Group Inc.	8,172	346
Extended Stay America Inc.	16,977	333
Regal Entertainment Group Class A	19,017	281
Interpublic Group of Cos. Inc.	13,841	279
Leggett & Platt Inc.	5,846	269
* Lions Gate Entertainment Corp. Class B	8,389	235
* Dollar Tree Inc.	2,782	222
Brunswick Corp.	3,944	207
* Under Armour Inc. Class A	11,753	190
News Corp. Class B	13,711	188
* Under Armour Inc.	10,984	166
Fortune Brands Home & Security Inc.	2,432	152
Lennar Corp. Class B	3,364	145
* Michaels Cos. Inc.	5,808	130
Dick's Sporting Goods Inc.	4,501	119
Lions Gate Entertainment Corp. Class A	3,941	117
Sirius XM Holdings Inc.	18,309	105
* Altice USA Inc. Class A	1,973	60
Viacom Inc. Class A	742	28
		225,279
Consumer Staples (8.0%)
Procter & Gamble Co.	554,207	51,137
Philip Morris International Inc.	322,123	37,666
CVS Health Corp.	232,250	17,962
Walgreens Boots Alliance Inc.	173,767	14,162
Mondelez International Inc. Class A	334,732	13,610
Colgate-Palmolive Co.	165,323	11,844
Kraft Heinz Co.	137,100	11,071
Coca-Cola Co.	220,516	10,044
Archer-Daniels-Midland Co.	127,094	5,252
PepsiCo Inc.	42,193	4,883
Tyson Foods Inc. Class A	63,301	4,007

19

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Molson Coors Brewing Co. Class B	39,183	3,517
Conagra Brands Inc.	92,090	2,989
JM Smucker Co.	25,560	2,678
Bunge Ltd.	31,911	2,381
Kroger Co.	94,695	2,071
General Mills Inc.	37,881	2,018
Ingredion Inc.	16,193	2,005
Hormel Foods Corp.	61,110	1,879
Pinnacle Foods Inc.	26,944	1,598
Kimberly-Clark Corp.	11,919	1,469
* Post Holdings Inc.	14,747	1,255
Lamb Weston Holdings Inc.	25,705	1,169
* Edgewell Personal Care Co.	12,928	982
Casey's General Stores Inc.	8,828	931
* Hain Celestial Group Inc.	23,061	927
* US Foods Holding Corp.	30,423	835
Flowers Foods Inc.	40,251	699
Campbell Soup Co.	14,002	647
Clorox Co.	4,332	600
* TreeHouse Foods Inc.	8,902	596
Nu Skin Enterprises Inc. Class A	8,553	520
Hershey Co.	3,355	352
* Rite Aid Corp.	127,602	309
Kellogg Co.	4,634	303
Seaboard Corp.	58	249
Brown-Forman Corp. Class A	1,818	101
Brown-Forman Corp. Class B	1,444	77
* Pilgrim's Pride Corp.	1,309	39
		214,834
Energy (10.2%)
Exxon Mobil Corp.	967,376	73,840
Chevron Corp.	431,307	46,417
Schlumberger Ltd.	317,329	20,154
ConocoPhillips	282,410	12,330
Occidental Petroleum Corp.	174,353	10,409
EOG Resources Inc.	119,335	10,142
Kinder Morgan Inc.	438,745	8,481
Phillips 66	99,473	8,337
Valero Energy Corp.	101,935	6,942
Marathon Petroleum Corp.	117,401	6,158
Anadarko Petroleum Corp.	128,076	5,242
Pioneer Natural Resources Co.	38,455	4,986
Williams Cos. Inc.	160,651	4,776
* Concho Resources Inc.	33,659	3,735
Andeavor	35,054	3,511
Devon Energy Corp.	111,071	3,488
Baker Hughes a GE Co.	96,461	3,270
Apache Corp.	82,140	3,190
National Oilwell Varco Inc.	86,461	2,652
Noble Energy Inc.	110,048	2,616
Halliburton Co.	64,586	2,517
Hess Corp.	64,345	2,503
EQT Corp.	39,241	2,446
Marathon Oil Corp.	192,906	2,145
Targa Resources Corp.	44,385	1,978
* Diamondback Energy Inc.	17,135	1,556
HollyFrontier Corp.	40,198	1,259
* Energen Corp.	22,116	1,134
Helmerich & Payne Inc.	24,263	1,027
Valvoline Inc.	46,696	994
Range Resources Corp.	52,190	906
* WPX Energy Inc.	89,459	894
* First Solar Inc.	18,425	865
Murphy Oil Corp.	37,101	841

20

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Cabot Oil & Gas Corp.	30,901	789
*	Weatherford International plc	200,696	769
	Patterson-UTI Energy Inc.	47,439	758
*	CONSOL Energy Inc.	51,811	754
*,^	Transocean Ltd.	87,404	713
*	Chesapeake Energy Corp.	192,215	700
*	Cheniere Energy Inc.	15,854	678
*	Southwestern Energy Co.	114,814	626
	PBF Energy Inc. Class A	24,852	588
	World Fuel Services Corp.	15,418	533
*	Antero Resources Corp.	26,531	522
*	Rice Energy Inc.	18,573	508
	Oceaneering International Inc.	22,320	503
*	RSP Permian Inc.	14,864	466
*	Parsley Energy Inc. Class A	17,956	450
*	Centennial Resource Development Inc. Class A	25,333	438
	Nabors Industries Ltd.	63,199	414
*	QEP Resources Inc.	54,416	411
*	Gulfport Energy Corp.	32,589	408
*	Continental Resources Inc.	11,280	383
*	Whiting Petroleum Corp.	81,824	366
*	Extraction Oil & Gas Inc.	27,435	360
	SM Energy Co.	24,435	326
*	Kosmos Energy Ltd.	44,724	315
	Cimarex Energy Co.	1,469	146
	RPC Inc.	1,252	24
			274,689
Financial Services (30.6%)
*	Berkshire Hathaway Inc. Class B	438,898	79,511
	JPMorgan Chase & Co.	806,817	73,332
	Bank of America Corp.	2,272,437	54,289
	Wells Fargo & Co.	1,024,851	52,339
	Citigroup Inc.	628,460	42,754
	Goldman Sachs Group Inc.	83,756	18,740
	US Bancorp	360,782	18,490
	Chubb Ltd.	105,963	14,985
	American Express Co.	171,151	14,736
	PNC Financial Services Group Inc.	110,437	13,850
	Morgan Stanley	301,264	13,708
	Bank of New York Mellon Corp.	230,107	12,030
	BlackRock Inc.	28,385	11,894
	American International Group Inc.	185,164	11,199
	Prudential Financial Inc.	97,675	9,971
	MetLife Inc.	208,539	9,766
	CME Group Inc.	77,271	9,721
	BB&T Corp.	184,801	8,517
	Capital One Financial Corp.	104,129	8,290
	Travelers Cos. Inc.	63,629	7,711
	Prologis Inc.	120,237	7,618
	State Street Corp.	81,102	7,501
	Aflac Inc.	88,467	7,303
	Welltower Inc.	83,617	6,122
	SunTrust Banks Inc.	110,527	6,090
	AvalonBay Communities Inc.	31,384	5,892
	Synchrony Financial	187,233	5,765
	Weyerhaeuser Co.	170,311	5,554
	Ventas Inc.	80,794	5,530
	Equity Residential	81,105	5,446
	Allstate Corp.	60,115	5,440
	Discover Financial Services	88,354	5,208
	M&T Bank Corp.	33,018	4,882
	Hartford Financial Services Group Inc.	83,355	4,507
	Intercontinental Exchange Inc.	69,436	4,490
	Fifth Third Bancorp	171,744	4,488

21

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
KeyCorp	249,461	4,293
Willis Towers Watson plc	28,835	4,281
Northern Trust Corp.	47,732	4,224
Essex Property Trust Inc.	14,899	3,963
Regions Financial Corp.	275,044	3,881
Citizens Financial Group Inc.	115,965	3,842
T. Rowe Price Group Inc.	45,227	3,815
Principal Financial Group Inc.	60,929	3,809
Boston Properties Inc.	29,883	3,604
Realty Income Corp.	62,277	3,585
Lincoln National Corp.	51,243	3,477
Franklin Resources Inc.	76,275	3,297
* Markel Corp.	3,101	3,262
HCP Inc.	107,132	3,194
Huntington Bancshares Inc.	245,893	3,096
Annaly Capital Management Inc.	245,765	3,072
Host Hotels & Resorts Inc.	166,454	3,016
Fidelity National Information Services Inc.	32,172	2,989
Loews Corp.	63,028	2,936
Vornado Realty Trust	39,268	2,925
GGP Inc.	140,310	2,911
FNF Group	59,546	2,873
Mid-America Apartment Communities Inc.	25,925	2,760
Comerica Inc.	40,260	2,748
Cincinnati Financial Corp.	34,928	2,684
* E*TRADE Financial Corp.	62,691	2,571
Invesco Ltd.	77,962	2,556
Unum Group	51,940	2,502
Alexandria Real Estate Equities Inc.	20,619	2,501
Duke Realty Corp.	81,329	2,417
Ally Financial Inc.	106,614	2,409
Everest Re Group Ltd.	9,239	2,333
UDR Inc.	60,051	2,331
Affiliated Managers Group Inc.	12,822	2,266
Charles Schwab Corp.	55,394	2,210
* Arch Capital Group Ltd.	22,672	2,207
Regency Centers Corp.	33,987	2,186
SL Green Realty Corp.	22,666	2,185
CIT Group Inc.	45,993	2,063
Torchmark Corp.	26,299	2,024
Zions Bancorporation	45,821	2,001
Reinsurance Group of America Inc. Class A	14,601	1,963
Nasdaq Inc.	25,866	1,950
* Alleghany Corp.	3,406	1,917
VEREIT Inc.	222,929	1,882
Kimco Realty Corp.	94,018	1,845
Camden Property Trust	19,413	1,737
AGNC Investment Corp.	80,585	1,736
East West Bancorp Inc.	30,849	1,708
Raymond James Financial Inc.	21,721	1,701
WP Carey Inc.	24,042	1,655
Macerich Co.	31,204	1,647
American Financial Group Inc.	16,082	1,637
XL Group Ltd.	39,560	1,620
Colony NorthStar Inc. Class A	122,892	1,611
Apartment Investment & Management Co.	35,154	1,594
Voya Financial Inc.	40,752	1,558
Kilroy Realty Corp.	21,814	1,510
Sun Communities Inc.	16,286	1,471
American Campus Communities Inc.	30,720	1,462
WR Berkley Corp.	21,693	1,446
National Retail Properties Inc.	34,023	1,423
Omega Healthcare Investors Inc.	44,524	1,419
Liberty Property Trust	33,106	1,410

22

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Healthcare Trust of America Inc. Class A	45,077	1,401
* CBRE Group Inc. Class A	37,615	1,357
Leucadia National Corp.	56,611	1,341
Brixmor Property Group Inc.	69,601	1,303
New York Community Bancorp Inc.	107,772	1,299
Digital Realty Trust Inc.	10,947	1,295
People's United Financial Inc.	77,322	1,291
Federal Realty Investment Trust	10,128	1,286
Starwood Property Trust Inc.	57,410	1,275
Forest City Realty Trust Inc. Class A	52,340	1,254
Jones Lang LaSalle Inc.	10,282	1,253
PacWest Bancorp	27,427	1,238
DCT Industrial Trust Inc.	21,035	1,227
First American Financial Corp.	24,431	1,199
Highwoods Properties Inc.	22,939	1,198
Brown & Brown Inc.	26,558	1,194
Gaming and Leisure Properties Inc.	30,074	1,179
Synovus Financial Corp.	27,852	1,173
RenaissanceRe Holdings Ltd.	8,425	1,172
Assured Guaranty Ltd.	27,305	1,162
New Residential Investment Corp.	70,398	1,160
Axis Capital Holdings Ltd.	18,905	1,139
American Homes 4 Rent Class A	50,679	1,123
Commerce Bancshares Inc.	20,369	1,120
Medical Properties Trust Inc.	82,870	1,091
Cullen/Frost Bankers Inc.	12,906	1,087
* Brighthouse Financial Inc.	18,966	1,082
Old Republic International Corp.	55,279	1,055
Simon Property Group Inc.	6,694	1,050
Realogy Holdings Corp.	30,953	1,049
Senior Housing Properties Trust	53,067	1,047
Hudson Pacific Properties Inc.	31,468	1,038
Hospitality Properties Trust	37,488	1,026
EPR Properties	14,227	991
STORE Capital Corp.	38,993	990
Webster Financial Corp.	21,013	981
Spirit Realty Capital Inc.	110,466	961
Hanover Insurance Group Inc.	9,619	944
Assurant Inc.	9,872	935
FNB Corp.	72,605	921
Popular Inc.	22,829	911
* Howard Hughes Corp.	7,749	909
First Horizon National Corp.	52,790	909
Prosperity Bancshares Inc.	15,179	907
Validus Holdings Ltd.	17,478	877
Navient Corp.	66,029	872
Weingarten Realty Investors	27,155	870
* Equity Commonwealth	28,034	867
White Mountains Insurance Group Ltd.	984	857
Apple Hospitality REIT Inc.	46,892	853
Rayonier Inc.	29,087	844
Park Hotels & Resorts Inc.	29,825	796
Chimera Investment Corp.	41,680	795
Two Harbors Investment Corp.	77,532	793
BankUnited Inc.	23,623	786
MFA Financial Inc.	88,947	781
Life Storage Inc.	10,497	772
Associated Banc-Corp	34,709	760
Corporate Office Properties Trust	22,586	753
Bank of Hawaii Corp.	9,641	753
Arthur J Gallagher & Co.	12,747	738
Paramount Group Inc.	46,298	731
Uniti Group Inc.	37,898	730
Retail Properties of America Inc.	54,190	722

23

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
CoreCivic Inc.	26,821	719
Pinnacle Financial Partners Inc.	11,455	713
Piedmont Office Realty Trust Inc. Class A	33,705	683
First Republic Bank	7,032	682
Brandywine Realty Trust	39,544	679
DDR Corp.	69,770	675
ProAssurance Corp.	12,157	647
* Signature Bank	5,026	645
* JBG SMITH Properties	19,622	642
Interactive Brokers Group Inc.	15,177	636
Bank of the Ozarks	14,040	603
Columbia Property Trust Inc.	28,558	600
Outfront Media Inc.	27,169	598
Empire State Realty Trust Inc.	28,778	586
Legg Mason Inc.	15,036	574
Dun & Bradstreet Corp.	5,065	564
TCF Financial Corp.	36,136	561
* SVB Financial Group	3,276	555
* Athene Holding Ltd. Class A	9,909	530
BGC Partners Inc. Class A	39,604	514
* Santander Consumer USA Holdings Inc.	35,612	509
Ameriprise Financial Inc.	3,494	484
Tanger Factory Outlet Centers Inc.	20,099	470
* Western Alliance Bancorp	9,667	466
Invitation Homes Inc.	20,060	464
BOK Financial Corp.	5,731	461
Federated Investors Inc. Class B	15,804	432
Aspen Insurance Holdings Ltd.	9,247	418
* CoreLogic Inc.	8,082	380
Mercury General Corp.	6,417	369
Taubman Centers Inc.	6,777	354
* OneMain Holdings Inc. Class A	12,898	353
Extra Space Storage Inc.	4,300	334
First Hawaiian Inc.	12,135	329
CNA Financial Corp.	6,341	311
CubeSmart	12,452	307
Iron Mountain Inc.	7,261	286
* Zillow Group Inc.	6,875	272
TD Ameritrade Holding Corp.	6,236	270
Douglas Emmett Inc.	6,267	244
TFS Financial Corp.	13,618	209
* WEX Inc.	1,818	198
American National Insurance Co.	1,711	198
Erie Indemnity Co. Class A	1,599	193
* Zillow Group Inc. Class A	4,054	162
* SLM Corp.	14,644	149
CyrusOne Inc.	2,330	147
Lamar Advertising Co. Class A	2,166	144
Lazard Ltd. Class A	2,850	122
* Credit Acceptance Corp.	326	89
Morningstar Inc.	341	28
		823,901
Health Care (14.2%)
Johnson & Johnson	521,210	68,993
Pfizer Inc.	1,349,735	45,783
Merck & Co. Inc.	590,422	37,704
Medtronic plc	289,669	23,353
Amgen Inc.	119,544	21,251
Abbott Laboratories	385,768	19,651
Allergan plc	76,601	17,578
Anthem Inc.	60,581	11,876
Danaher Corp.	139,861	11,667
Bristol-Myers Squibb Co.	191,022	11,553
Thermo Fisher Scientific Inc.	49,901	9,338

24

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Express Scripts Holding Co.	127,631	8,018
	Aetna Inc.	50,124	7,905
	Gilead Sciences Inc.	84,626	7,084
	McKesson Corp.	43,316	6,468
	Baxter International Inc.	103,134	6,398
	Zimmer Biomet Holdings Inc.	46,026	5,259
*	HCA Healthcare Inc.	62,675	4,930
	Cardinal Health Inc.	72,142	4,867
*	Mylan NV	121,909	3,838
*	Laboratory Corp. of America Holdings	23,235	3,645
	Agilent Technologies Inc.	55,928	3,620
	Quest Diagnostics Inc.	31,316	3,393
*	Centene Corp.	33,770	3,000
	Dentsply Sirona Inc.	51,153	2,894
	Perrigo Co. plc	29,053	2,294
	Universal Health Services Inc. Class B	19,708	2,131
*	DaVita Inc.	35,363	2,071
	Teleflex Inc.	8,570	1,815
	STERIS plc	19,054	1,661
*	Envision Healthcare Corp.	26,396	1,383
*	Alexion Pharmaceuticals Inc.	9,553	1,360
	PerkinElmer Inc.	20,127	1,348
*	United Therapeutics Corp.	10,133	1,325
	Cigna Corp.	7,021	1,278
*	QIAGEN NV	35,059	1,128
*	Hologic Inc.	27,419	1,058
*	Bio-Rad Laboratories Inc. Class A	4,756	1,036
*	Alere Inc.	19,527	966
*	Quintiles IMS Holdings Inc.	9,917	952
*	MEDNAX Inc.	20,698	928
*	Mallinckrodt plc	22,459	923
*	Biogen Inc.	2,905	920
*	Acadia Healthcare Co. Inc.	17,845	838
	Patterson Cos. Inc.	16,996	654
*	VWR Corp.	19,129	632
	Cooper Cos. Inc.	2,414	605
*	Juno Therapeutics Inc.	14,482	598
*	Brookdale Senior Living Inc.	41,886	508
	Humana Inc.	1,947	502
*	Endo International plc	50,755	446
	Bruker Corp.	15,124	440
*,^	OPKO Health Inc.	66,937	428
*	LifePoint Health Inc.	7,040	408
*	Premier Inc. Class A	8,116	272
*	Alnylam Pharmaceuticals Inc.	2,118	182
*	WellCare Health Plans Inc.	851	149
	Hill-Rom Holdings Inc.	1,000	77
*	Intrexon Corp.	3,329	66
*	Agios Pharmaceuticals Inc.	911	58
*	Akorn Inc.	1,526	50
			381,556
Materials & Processing (3.1%)
	Dow Chemical Co.	278,531	18,564
	Air Products & Chemicals Inc.	48,764	7,089
	Newmont Mining Corp.	121,414	4,655
	Nucor Corp.	72,681	4,005
	LyondellBasell Industries NV Class A	42,548	3,854
*	Freeport-McMoRan Inc.	247,444	3,657
	WestRock Co.	56,790	3,232
	Eastman Chemical Co.	33,030	2,847
	Ingersoll-Rand plc	28,869	2,465
	Albemarle Corp.	20,395	2,371
	Owens Corning	25,237	1,871
*	Alcoa Corp.	42,107	1,848

25

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Mosaic Co.	79,741	1,593
Steel Dynamics Inc.	46,194	1,591
CF Industries Holdings Inc.	53,019	1,537
Ball Corp.	35,024	1,401
Celanese Corp. Class A	12,783	1,240
Olin Corp.	37,510	1,209
Reliance Steel & Aluminum Co.	16,622	1,204
Sonoco Products Co.	22,224	1,073
United States Steel Corp.	39,221	1,044
Praxair Inc.	7,896	1,039
Sealed Air Corp.	21,556	957
Masco Corp.	25,630	942
Bemis Co. Inc.	20,983	894
AptarGroup Inc.	10,617	888
Ashland Global Holdings Inc.	14,040	871
Royal Gold Inc.	9,317	869
Versum Materials Inc.	22,454	829
Cabot Corp.	13,903	732
Valmont Industries Inc.	5,033	723
Timken Co.	15,810	709
Huntsman Corp.	23,702	630
* USG Corp.	19,978	599
Domtar Corp.	14,108	571
Acuity Brands Inc.	3,132	554
* Crown Holdings Inc.	8,991	531
International Paper Co.	8,552	461
PPG Industries Inc.	4,058	423
Hexcel Corp.	6,896	371
Tahoe Resources Inc.	68,914	329
* Platform Specialty Products Corp.	27,392	320
Westlake Chemical Corp.	4,089	314
Martin Marietta Materials Inc.	1,389	294
Graphic Packaging Holding Co.	21,359	279
Vulcan Materials Co.	2,161	262
* Owens-Illinois Inc.	8,043	198
RPM International Inc.	2,510	123
Lennox International Inc.	666	110
Southern Copper Corp.	1,897	77
NewMarket Corp.	150	63
Scotts Miracle-Gro Co.	649	62
Ardagh Group SA	2,342	49
		84,423
Producer Durables (8.1%)
General Electric Co.	1,638,256	40,219
United Technologies Corp.	170,179	20,374
Honeywell International Inc.	72,140	9,975
Johnson Controls International plc	213,440	8,450
Norfolk Southern Corp.	65,988	7,953
Raytheon Co.	41,766	7,602
Emerson Electric Co.	125,821	7,429
Eaton Corp. plc	101,822	7,307
Delta Air Lines Inc.	154,192	7,276
General Dynamics Corp.	35,011	7,050
PACCAR Inc.	78,337	5,196
Stanley Black & Decker Inc.	31,339	4,513
* United Continental Holdings Inc.	64,270	3,982
Cummins Inc.	24,495	3,904
Republic Services Inc. Class A	52,252	3,409
L3 Technologies Inc.	17,653	3,204
Textron Inc.	61,386	3,013
AMETEK Inc.	43,135	2,728
Dover Corp.	31,416	2,667
American Airlines Group Inc.	57,651	2,579
Kansas City Southern	24,193	2,502

26

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Pentair plc	37,562	2,331
Arconic Inc.	88,917	2,265
Spirit AeroSystems Holdings Inc. Class A	27,454	2,045
Union Pacific Corp.	17,252	1,817
Lockheed Martin Corp.	5,695	1,739
* Keysight Technologies Inc.	41,940	1,714
ManpowerGroup Inc.	15,271	1,703
Xerox Corp.	51,944	1,676
Snap-on Inc.	11,324	1,671
* JetBlue Airways Corp.	76,375	1,513
Jacobs Engineering Group Inc.	27,126	1,478
Orbital ATK Inc.	13,048	1,456
Caterpillar Inc.	12,140	1,426
Carlisle Cos. Inc.	14,393	1,363
* Stericycle Inc.	18,742	1,347
Waste Management Inc.	17,382	1,340
Macquarie Infrastructure Corp.	17,718	1,320
Oshkosh Corp.	16,962	1,265
Fluor Corp.	31,656	1,221
Xylem Inc.	19,500	1,210
* Teledyne Technologies Inc.	7,970	1,196
* AECOM	35,224	1,180
Flowserve Corp.	29,656	1,165
AGCO Corp.	15,557	1,065
CSX Corp.	20,614	1,035
Trinity Industries Inc.	34,100	983
* Genesee & Wyoming Inc. Class A	13,831	948
Ryder System Inc.	12,053	935
Wabtec Corp.	13,220	933
* Quanta Services Inc.	25,105	902
Crane Co.	11,416	847
* Sensata Technologies Holding NV	18,943	846
Air Lease Corp. Class A	20,576	836
Copa Holdings SA Class A	6,576	816
ITT Inc.	20,189	815
* Colfax Corp.	20,135	803
Terex Corp.	20,601	794
Regal Beloit Corp.	10,164	766
* Kirby Corp.	12,179	762
* Conduent Inc.	43,295	715
Expeditors International of Washington Inc.	12,008	674
Parker-Hannifin Corp.	4,103	660
* WESCO International Inc.	11,055	558
FLIR Systems Inc.	14,490	551
Pitney Bowes Inc.	42,446	545
* Spirit Airlines Inc.	15,797	538
Old Dominion Freight Line Inc.	5,317	531
Hubbell Inc. Class B	4,567	515
* Trimble Inc.	11,987	464
Fortive Corp.	6,911	449
MSC Industrial Direct Co. Inc. Class A	6,125	422
* XPO Logistics Inc.	6,674	409
Alaska Air Group Inc.	4,889	365
Huntington Ingalls Industries Inc.	1,692	362
Roper Technologies Inc.	1,237	285
National Instruments Corp.	5,337	216
* Clean Harbors Inc.	3,560	193
Donaldson Co. Inc.	3,134	148
IDEX Corp.	1,214	143
WW Grainger Inc.	677	110
Avery Dennison Corp.	1,020	96
Booz Allen Hamilton Holding Corp. Class A	2,264	77
		219,885

27

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Technology (7.6%)
Intel Corp.	1,075,557	37,720
Cisco Systems Inc.	1,143,694	36,838
Oracle Corp.	602,600	30,329
QUALCOMM Inc.	337,253	17,628
International Business Machines Corp.	61,325	8,771
HP Inc.	386,671	7,378
Hewlett Packard Enterprise Co.	378,436	6,835
Corning Inc.	195,060	5,610
Western Digital Corp.	57,075	5,038
* NXP Semiconductors NV	33,027	3,731
Motorola Solutions Inc.	33,731	2,972
Harris Corp.	20,598	2,532
* Synopsys Inc.	31,431	2,528
* Twitter Inc.	142,466	2,409
CA Inc.	71,936	2,387
Juniper Networks Inc.	85,627	2,374
Amdocs Ltd.	33,025	2,140
Leidos Holdings Inc.	32,413	1,890
* Micron Technology Inc.	58,180	1,860
* Akamai Technologies Inc.	38,291	1,805
* IHS Markit Ltd.	38,269	1,793
Marvell Technology Group Ltd.	91,288	1,635
* Arrow Electronics Inc.	20,100	1,597
Jabil Inc.	40,545	1,271
* ARRIS International plc	41,004	1,142
Brocade Communications Systems Inc.	92,123	1,140
Avnet Inc.	28,027	1,081
* Nuance Communications Inc.	65,271	1,049
* Qorvo Inc.	13,762	1,008
* Autodesk Inc.	8,658	991
Cypress Semiconductor Corp.	68,625	939
* Teradata Corp.	29,403	939
* Guidewire Software Inc.	10,283	779
* CommScope Holding Co. Inc.	21,481	710
* EchoStar Corp. Class A	10,984	662
Dolby Laboratories Inc. Class A	12,910	651
DST Systems Inc.	12,515	642
* Zynga Inc. Class A	169,564	636
* FireEye Inc.	39,889	589
LogMeIn Inc.	4,430	507
NetApp Inc.	8,989	348
* Microsemi Corp.	4,972	250
Xilinx Inc.	3,041	201
Sabre Corp.	10,396	192
SS&C Technologies Holdings Inc.	3,192	124
Teradyne Inc.	3,206	114
* ON Semiconductor Corp.	5,413	92
		203,857
Utilities (9.6%)
AT&T Inc.	1,403,553	52,577
Verizon Communications Inc.	465,842	22,346
NextEra Energy Inc.	106,696	16,059
Duke Energy Corp.	159,493	13,924
Dominion Energy Inc.	142,972	11,262
Southern Co.	226,888	10,950
American Electric Power Co. Inc.	112,331	8,271
PG&E Corp.	116,557	8,203
Exelon Corp.	211,191	7,998
Sempra Energy	57,280	6,755
PPL Corp.	155,715	6,110
Consolidated Edison Inc.	69,767	5,879
Edison International	72,460	5,810
Xcel Energy Inc.	115,640	5,724

28

	Vanguard® Russell 1000 Value Index Fund
	Schedule of Investments
	August 31, 2017

					Market
					Value
				Shares	($000)
	Public Service Enterprise Group Inc.			115,424	5,406
	WEC Energy Group Inc.			71,770	4,681
	DTE Energy Co.			40,904	4,594
	Eversource Energy			72,435	4,563
*	Level 3 Communications Inc.			67,443	3,671
	Ameren Corp.			55,489	3,329
	FirstEnergy Corp.			101,538	3,308
	American Water Works Co. Inc.			40,582	3,283
	Entergy Corp.			40,975	3,244
	CMS Energy Corp.			63,607	3,088
	CenterPoint Energy Inc.			98,532	2,919
^	CenturyLink Inc.			122,862	2,423
	Pinnacle West Capital Corp.			25,412	2,286
	Alliant Energy Corp.			52,023	2,224
	Atmos Energy Corp.			23,481	2,067
	NiSource Inc.			73,798	1,983
	UGI Corp.			39,710	1,962
	SCANA Corp.			29,874	1,804
*	T-Mobile US Inc.			25,675	1,661
	Westar Energy Inc. Class A			32,188	1,652
	AES Corp.			149,559	1,651
	OGE Energy Corp.			45,587	1,628
	Great Plains Energy Inc.			48,906	1,501
	NRG Energy Inc.			54,621	1,361
	Aqua America Inc.			40,612	1,356
	Vectren Corp.			19,085	1,252
*	Calpine Corp.			81,460	1,198
	MDU Resources Group Inc.			44,275	1,197
*	Sprint Corp.			143,388	1,183
	National Fuel Gas Co.			16,891	979
*	Vistra Energy Corp.			55,101	975
	Hawaiian Electric Industries Inc.			24,641	824
	Telephone & Data Systems Inc.			22,447	658
	Avangrid Inc.			12,849	627
*	United States Cellular Corp.			3,402	132
					258,538

	Total Common Stocks (Cost $2,428,877)				2,686,962

		Coupon

	Temporary Cash Investments (0.3%)[1]
	Money Market Fund (0.3%)
2,3	Vanguard Market Liquidity Fund	1.224%		85,941	8,596

				Face
			Maturity	Amount
			Date	($000)
	U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill	0.982%	9/14/17	300	300
	United States Treasury Bill	1.003%	10/5/17	600	599
					899

	Total Temporary Cash Investments (Cost $9,495)				9,495

	Total Investments (100.1%) (Cost $2,438,372)				2,696,457
	Other Assets and Liabilities—Net (-0.1%)[3]				(2,847)
	Net Assets (100%)				2,693,610

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $729,000.

29

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2017

1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 0.0%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Includes $785,000 of collateral received for securities on loan.
4	Securities with a value of $300,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.

30

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (18.8%)
*	Amazon.com Inc.	127,518	125,044
	Home Depot Inc.	385,664	57,799
	Comcast Corp. Class A	1,397,930	56,770
	McDonald's Corp.	261,913	41,898
	Walt Disney Co.	342,980	34,710
*	Priceline Group Inc.	15,745	29,161
	Starbucks Corp.	452,611	24,830
*	Netflix Inc.	131,588	22,990
	NIKE Inc. Class B	423,996	22,391
	Costco Wholesale Corp.	139,970	21,939
	Lowe's Cos. Inc.	275,164	20,332
*	Charter Communications Inc. Class A	42,736	17,032
	TJX Cos. Inc.	206,980	14,965
*	Tesla Inc.	41,716	14,847
	Marriott International Inc. Class A	101,482	10,511
	Yum! Brands Inc.	111,964	8,601
	Delphi Automotive plc	85,695	8,261
	Estee Lauder Cos. Inc. Class A	69,964	7,485
	CBS Corp. Class B	114,096	7,309
	Las Vegas Sands Corp.	115,541	7,188
	Ross Stores Inc.	122,970	7,188
	Expedia Inc.	38,903	5,772
*	O'Reilly Automotive Inc.	28,585	5,606
*	Dollar Tree Inc.	70,097	5,583
	Omnicom Group Inc.	73,926	5,351
	VF Corp.	78,594	4,941
*	Ulta Beauty Inc.	18,880	4,173
*	AutoZone Inc.	7,768	4,105
*	CarMax Inc.	59,327	3,984
*	Yum China Holdings Inc.	102,073	3,609
	Wynn Resorts Ltd.	25,648	3,565
	Hilton Worldwide Holdings Inc.	54,486	3,505
	Darden Restaurants Inc.	39,828	3,269
	Wyndham Worldwide Corp.	32,714	3,261
*	DISH Network Corp. Class A	54,654	3,131
	Vail Resorts Inc.	12,738	2,904
*	NVR Inc.	1,063	2,892
	Fortune Brands Home & Security Inc.	45,886	2,869
	Domino's Pizza Inc.	15,428	2,812
	Hanesbrands Inc.	115,856	2,811
	Hasbro Inc.	27,664	2,718
	Lear Corp.	18,132	2,711
*,^	Chipotle Mexican Grill Inc. Class A	8,130	2,575
^	Sirius XM Holdings Inc.	445,086	2,559
	Tractor Supply Co.	41,460	2,467
	Dollar General Corp.	33,905	2,460
*	WABCO Holdings Inc.	16,322	2,344
	Interpublic Group of Cos. Inc.	107,194	2,159
	DR Horton Inc.	59,603	2,155
	Service Corp. International	58,473	2,066
*	ServiceMaster Global Holdings Inc.	43,205	2,036
	KAR Auction Services Inc.	43,459	1,960
	Harley-Davidson Inc.	41,176	1,936
*	Lululemon Athletica Inc.	30,907	1,779
^	Polaris Industries Inc.	18,909	1,763
	Thor Industries Inc.	15,835	1,720
*	Live Nation Entertainment Inc.	42,959	1,717
	Nordstrom Inc.	37,589	1,677
*	Liberty Interactive Corp. QVC Group Class A	74,606	1,650
	Leggett & Platt Inc.	34,289	1,576
	Dunkin' Brands Group Inc.	29,240	1,508

31

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Genuine Parts Co.	17,156	1,421
	Aramark	32,920	1,339
	Carter's Inc.	15,266	1,324
	Scripps Networks Interactive Inc. Class A	15,265	1,307
*	Bright Horizons Family Solutions Inc.	16,131	1,289
	Pool Corp.	12,750	1,271
	Six Flags Entertainment Corp.	23,137	1,263
	Brunswick Corp.	22,984	1,206
*	Visteon Corp.	10,324	1,192
	Cable One Inc.	1,515	1,149
*	Burlington Stores Inc.	12,792	1,115
	Gentex Corp.	58,469	1,068
*	AMC Networks Inc. Class A	17,287	1,051
	Tupperware Brands Corp.	16,183	936
	Toll Brothers Inc.	22,857	890
	Wendy's Co.	58,422	872
*	Wayfair Inc.	12,175	865
*	TripAdvisor Inc.	16,505	705
*	Hilton Grand Vacations Inc.	18,812	682
*,^	Under Armour Inc. Class A	41,597	672
	PulteGroup Inc.	25,882	668
*	Under Armour Inc.	44,097	666
	Choice Hotels International Inc.	10,509	652
	Coach Inc.	15,464	645
*	Michaels Cos. Inc.	28,134	632
*	Pandora Media Inc.	71,595	605
*	Lions Gate Entertainment Corp. Class B	21,504	604
	Advance Auto Parts Inc.	6,035	591
	Dick's Sporting Goods Inc.	21,923	578
	Extended Stay America Inc.	29,265	573
	Twenty-First Century Fox Inc. Class A	17,440	481
*	LKQ Corp.	13,869	481
*	Skechers U.S.A. Inc. Class A	17,909	473
	L Brands Inc.	12,137	440
	MGM Resorts International	11,728	387
*	Tempur Sealy International Inc.	5,678	351
	Mattel Inc.	20,665	335
	Whirlpool Corp.	1,839	316
*	Mohawk Industries Inc.	1,244	315
	BorgWarner Inc.	6,730	312
	Lions Gate Entertainment Corp. Class A	9,460	281
*	Sally Beauty Holdings Inc.	15,077	280
	H&R Block Inc.	10,085	270
	Williams-Sonoma Inc.	5,294	244
*	Floor & Decor Holdings Inc. Class A	6,696	241
*	Liberty Expedia Holdings Inc. Class A	3,372	184
	Twenty-First Century Fox Inc.	6,643	180
*	Michael Kors Holdings Ltd.	3,614	153
	Regal Entertainment Group Class A	9,664	143
	Foot Locker Inc.	2,852	100
*	Madison Square Garden Co. Class A	442	94
	Gap Inc.	3,443	81
*	Altice USA Inc. Class A	2,211	67
			712,970
Consumer Staples (6.1%)
	PepsiCo Inc.	398,912	46,166
	Coca-Cola Co.	922,473	42,019
	Altria Group Inc.	620,268	39,325
	Kimberly-Clark Corp.	96,790	11,933
	Constellation Brands Inc. Class A	51,837	10,373
	Sysco Corp.	158,237	8,334
*	Monster Beverage Corp.	132,620	7,403
	General Mills Inc.	131,608	7,009
	Dr Pepper Snapple Group Inc.	58,552	5,331

32

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Philip Morris International Inc.	44,743	5,232
	Clorox Co.	35,147	4,869
	Kellogg Co.	73,414	4,806
	Walgreens Boots Alliance Inc.	55,815	4,549
	Hershey Co.	40,162	4,214
	Church & Dwight Co. Inc.	79,533	3,990
	Procter & Gamble Co.	41,785	3,856
	McCormick & Co. Inc.	36,453	3,468
	Kroger Co.	157,896	3,453
	Colgate-Palmolive Co.	43,544	3,119
	Brown-Forman Corp. Class B	53,152	2,819
	Campbell Soup Co.	37,306	1,724
*,^	Herbalife Ltd.	22,028	1,520
	Brown-Forman Corp. Class A	16,790	934
	Energizer Holdings Inc.	19,828	875
	Spectrum Brands Holdings Inc.	7,920	871
*	Sprouts Farmers Market Inc.	42,664	851
*	Blue Buffalo Pet Products Inc.	29,672	764
	Lamb Weston Holdings Inc.	10,744	489
*	Pilgrim's Pride Corp.	15,013	442
*	Rite Aid Corp.	155,907	377
*	TreeHouse Foods Inc.	5,254	352
	Nu Skin Enterprises Inc. Class A	4,689	285
			231,752
Energy (0.8%)
	Halliburton Co.	187,938	7,324
	ONEOK Inc.	67,098	3,634
	Cimarex Energy Co.	27,771	2,768
	Cabot Oil & Gas Corp.	103,435	2,643
*	Cheniere Energy Inc.	43,580	1,865
*	Newfield Exploration Co.	64,290	1,680
	EOG Resources Inc.	17,331	1,473
*	Parsley Energy Inc. Class A	49,142	1,231
	Williams Cos. Inc.	39,285	1,168
*	Rice Energy Inc.	27,538	753
*	Antero Resources Corp.	36,097	711
*	Diamondback Energy Inc.	7,312	664
*	RSP Permian Inc.	20,953	657
*	Laredo Petroleum Inc.	51,504	640
*	Continental Resources Inc.	12,771	433
	Devon Energy Corp.	12,089	380
	RPC Inc.	17,063	331
	Apache Corp.	6,327	246
*	Gulfport Energy Corp.	5,043	63
*	Chesapeake Energy Corp.	16,745	61
			28,725
Financial Services (10.8%)
	Visa Inc. Class A	592,986	61,386
	Mastercard Inc. Class A	302,300	40,297
*	PayPal Holdings Inc.	363,169	22,400
	American Tower Corp.	135,393	20,045
	Simon Property Group Inc.	90,300	14,164
	Crown Castle International Corp.	128,855	13,973
	Marsh & McLennan Cos. Inc.	164,654	12,856
	S&P Global Inc.	82,727	12,767
	Charles Schwab Corp.	301,948	12,048
	Equinix Inc.	24,899	11,663
	Aon plc	83,569	11,629
	Public Storage	47,386	9,730
	Progressive Corp.	185,557	8,625
*	Fiserv Inc.	67,828	8,391
	Moody's Corp.	53,317	7,146
	Ameriprise Financial Inc.	43,851	6,074
*	SBA Communications Corp. Class A	38,428	5,901

33

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Intercontinental Exchange Inc.	89,382	5,780
Fidelity National Information Services Inc.	60,048	5,580
Equifax Inc.	38,122	5,431
Global Payments Inc.	48,515	4,633
Digital Realty Trust Inc.	35,882	4,246
* FleetCor Technologies Inc.	29,387	4,225
Total System Services Inc.	57,931	4,004
First Republic Bank	40,193	3,901
* Vantiv Inc. Class A	51,584	3,646
CBOE Holdings Inc.	35,214	3,553
Alliance Data Systems Corp.	15,536	3,503
MSCI Inc. Class A	28,576	3,275
TD Ameritrade Holding Corp.	72,116	3,124
Broadridge Financial Solutions Inc.	37,590	2,937
Allstate Corp.	32,203	2,914
Iron Mountain Inc.	73,487	2,897
Western Union Co.	151,344	2,863
Jack Henry & Associates Inc.	24,879	2,564
Extra Space Storage Inc.	32,970	2,559
SEI Investments Co.	43,003	2,514
Equity LifeStyle Properties Inc.	25,945	2,313
* TransUnion	48,236	2,309
Arthur J Gallagher & Co.	39,068	2,262
MarketAxess Holdings Inc.	11,676	2,253
American International Group Inc.	35,995	2,177
* First Data Corp. Class A	117,637	2,166
* SVB Financial Group	12,466	2,111
FactSet Research Systems Inc.	12,385	1,947
* Square Inc.	71,146	1,858
Eaton Vance Corp.	35,512	1,690
DuPont Fabros Technology Inc.	24,886	1,602
* Euronet Worldwide Inc.	16,118	1,584
Lamar Advertising Co. Class A	23,684	1,576
CyrusOne Inc.	24,333	1,534
* CBRE Group Inc. Class A	41,770	1,507
Douglas Emmett Inc.	38,011	1,481
Lazard Ltd. Class A	34,249	1,469
LPL Financial Holdings Inc.	28,511	1,335
* Signature Bank	10,112	1,298
CoreSite Realty Corp.	10,845	1,288
Federal Realty Investment Trust	8,913	1,131
* WEX Inc.	10,141	1,107
XL Group Ltd.	26,180	1,072
T. Rowe Price Group Inc.	11,656	983
CubeSmart	39,093	964
* Zillow Group Inc.	23,024	912
Boston Properties Inc.	7,380	890
* Credit Acceptance Corp.	3,210	874
* Western Alliance Bancorp	17,634	851
Raymond James Financial Inc.	10,650	834
Gaming and Leisure Properties Inc.	20,002	784
Capital One Financial Corp.	9,629	767
* CoreLogic Inc.	16,202	761
Bank of the Ozarks	16,753	720
Erie Indemnity Co. Class A	5,870	709
Invesco Ltd.	18,814	617
Leucadia National Corp.	24,255	574
State Street Corp.	6,130	567
Dun & Bradstreet Corp.	4,460	497
* Zillow Group Inc. Class A	12,293	491
Taubman Centers Inc.	9,382	490
* Arch Capital Group Ltd.	4,914	478
Morningstar Inc.	5,556	460
Pinnacle Financial Partners Inc.	7,178	446

34

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Assurant Inc.	3,528	334
Aspen Insurance Holdings Ltd.	5,846	264
Legg Mason Inc.	6,422	245
BGC Partners Inc. Class A	18,776	244
Federated Investors Inc. Class B	8,689	237
Hudson Pacific Properties Inc.	4,918	162
East West Bancorp Inc.	2,888	160
Outfront Media Inc.	6,564	144
Voya Financial Inc.	3,626	139
RenaissanceRe Holdings Ltd.	915	127
Tanger Factory Outlet Centers Inc.	2,296	54
		409,093
Health Care (13.5%)
UnitedHealth Group Inc.	307,688	61,199
AbbVie Inc.	511,175	38,491
* Celgene Corp.	248,594	34,537
Eli Lilly & Co.	313,366	25,474
Gilead Sciences Inc.	298,421	24,981
* Biogen Inc.	63,992	20,257
Johnson & Johnson	132,459	17,534
Bristol-Myers Squibb Co.	259,814	15,714
Stryker Corp.	109,144	15,430
Becton Dickinson and Co.	71,623	14,285
* Vertex Pharmaceuticals Inc.	79,704	12,796
Cigna Corp.	69,624	12,676
* Regeneron Pharmaceuticals Inc.	25,111	12,478
Amgen Inc.	67,987	12,086
* Boston Scientific Corp.	438,667	12,085
* Intuitive Surgical Inc.	11,706	11,761
Humana Inc.	43,534	11,215
Thermo Fisher Scientific Inc.	57,758	10,809
Zoetis Inc.	157,598	9,881
* Illumina Inc.	46,675	9,543
* Alexion Pharmaceuticals Inc.	56,366	8,027
* Edwards Lifesciences Corp.	66,864	7,600
CR Bard Inc.	23,233	7,453
* Incyte Corp.	53,959	7,415
* Cerner Corp.	92,037	6,238
Aetna Inc.	33,427	5,271
* BioMarin Pharmaceutical Inc.	55,891	5,041
* Align Technology Inc.	25,437	4,496
* Henry Schein Inc.	25,266	4,388
* IDEXX Laboratories Inc.	28,025	4,356
AmerisourceBergen Corp. Class A	50,747	4,072
ResMed Inc.	44,645	3,464
* Varian Medical Systems Inc.	29,587	3,144
Merck & Co. Inc.	48,501	3,097
Cooper Cos. Inc.	12,077	3,029
* Exelixis Inc.	92,055	2,692
Medtronic plc	32,204	2,596
* Quintiles IMS Holdings Inc.	26,476	2,543
* Alkermes plc	48,995	2,488
* VCA Inc.	24,913	2,316
* WellCare Health Plans Inc.	13,202	2,306
* Ionis Pharmaceuticals Inc.	39,240	2,104
* Veeva Systems Inc. Class A	34,556	2,056
West Pharmaceutical Services Inc.	23,611	2,055
* DexCom Inc.	27,237	2,032
* Hologic Inc.	51,037	1,970
* ABIOMED Inc.	12,977	1,957
* Bioverativ Inc.	34,476	1,954
* Alnylam Pharmaceuticals Inc.	20,989	1,799
* athenahealth Inc.	12,655	1,783
* Charles River Laboratories International Inc.	15,213	1,655

35

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Agilent Technologies Inc.	25,059	1,622
*	Seattle Genetics Inc.	30,730	1,614
*	Neurocrine Biosciences Inc.	28,221	1,597
	Hill-Rom Holdings Inc.	19,902	1,532
*	TESARO Inc.	11,794	1,523
	Bio-Techne Corp.	11,939	1,478
*	ACADIA Pharmaceuticals Inc.	30,656	1,092
	McKesson Corp.	7,156	1,068
	Baxter International Inc.	14,792	918
*	Akorn Inc.	27,009	889
*	Express Scripts Holding Co.	13,060	820
*	Agios Pharmaceuticals Inc.	12,194	771
*	QIAGEN NV	23,849	767
*	Intercept Pharmaceuticals Inc.	5,683	663
*	Centene Corp.	6,807	605
*	HCA Healthcare Inc.	6,714	528
	Teleflex Inc.	2,287	484
	PerkinElmer Inc.	6,490	435
	Bruker Corp.	12,089	352
*,^	Intrexon Corp.	12,436	245
*	Premier Inc. Class A	4,980	167
*	LifePoint Health Inc.	1,990	115
	Patterson Cos. Inc.	2,459	95
*	OPKO Health Inc.	11,553	74
			514,083
Materials & Processing (4.1%)
	EI du Pont de Nemours & Co.	278,735	23,394
	Monsanto Co.	140,686	16,488
	Ecolab Inc.	82,233	10,962
	Praxair Inc.	80,256	10,557
	Sherwin-Williams Co.	26,228	8,898
	PPG Industries Inc.	76,275	7,957
	International Paper Co.	120,109	6,470
	Vulcan Materials Co.	39,343	4,771
	LyondellBasell Industries NV Class A	46,137	4,180
	Fastenal Co.	92,821	3,961
	Martin Marietta Materials Inc.	18,197	3,858
	FMC Corp.	42,983	3,706
	Ingersoll-Rand plc	41,122	3,511
	International Flavors & Fragrances Inc.	25,300	3,462
	Packaging Corp. of America	29,968	3,369
	Chemours Co.	59,044	2,897
	Celanese Corp. Class A	26,826	2,603
	Masco Corp.	66,387	2,441
	Ball Corp.	60,941	2,437
*	Berry Global Group Inc.	41,768	2,349
*	Axalta Coating Systems Ltd.	67,643	1,997
	Lennox International Inc.	11,509	1,907
	RPM International Inc.	38,737	1,897
*	Crown Holdings Inc.	29,556	1,745
	Acuity Brands Inc.	9,616	1,700
	WR Grace & Co.	21,936	1,568
	Eagle Materials Inc.	15,178	1,476
	Watsco Inc.	9,676	1,426
	Sealed Air Corp.	32,045	1,422
*	Freeport-McMoRan Inc.	85,443	1,263
	Scotts Miracle-Gro Co.	13,081	1,250
	Hexcel Corp.	19,417	1,044
*	Owens-Illinois Inc.	40,452	997
	Southern Copper Corp.	23,254	946
*	Univar Inc.	32,917	929
	NewMarket Corp.	2,200	921
	Graphic Packaging Holding Co.	70,484	920
	Huntsman Corp.	30,842	820

36

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Albemarle Corp.	6,554	762
Silgan Holdings Inc.	23,855	718
Royal Gold Inc.	7,637	712
* Armstrong World Industries Inc.	14,006	665
Westlake Chemical Corp.	5,636	433
AptarGroup Inc.	4,494	376
* Platform Specialty Products Corp.	32,028	374
Steel Dynamics Inc.	9,297	320
Versum Materials Inc.	3,166	117
Ardagh Group SA	3,179	66
		157,042
Producer Durables (13.0%)
Boeing Co.	182,515	43,742
3M Co.	186,089	38,022
Accenture plc Class A	198,912	26,010
United Parcel Service Inc. Class B	221,254	25,303
Union Pacific Corp.	235,111	24,757
Lockheed Martin Corp.	72,338	22,091
Honeywell International Inc.	142,651	19,724
Caterpillar Inc.	164,998	19,386
FedEx Corp.	79,484	17,040
Automatic Data Processing Inc.	143,472	15,275
Northrop Grumman Corp.	51,728	14,081
Illinois Tool Works Inc.	97,568	13,417
CSX Corp.	253,487	12,725
General Electric Co.	485,653	11,923
Deere & Co.	102,121	11,839
Southwest Airlines Co.	179,942	9,382
Waste Management Inc.	117,287	9,044
Roper Technologies Inc.	30,558	7,049
General Dynamics Corp.	34,136	6,873
Rockwell Collins Inc.	52,061	6,823
Rockwell Automation Inc.	41,228	6,764
Raytheon Co.	34,602	6,298
Parker-Hannifin Corp.	36,685	5,902
Paychex Inc.	103,161	5,883
Fortive Corp.	88,970	5,780
* Mettler-Toledo International Inc.	8,099	4,901
* Waters Corp.	24,384	4,474
TransDigm Group Inc.	15,498	4,040
* Verisk Analytics Inc. Class A	48,548	3,935
Cintas Corp.	27,496	3,712
* United Rentals Inc.	26,932	3,180
CH Robinson Worldwide Inc.	44,871	3,169
* CoStar Group Inc.	10,314	2,956
American Airlines Group Inc.	61,544	2,754
JB Hunt Transport Services Inc.	27,771	2,746
IDEX Corp.	22,870	2,689
Cummins Inc.	16,499	2,630
Huntington Ingalls Industries Inc.	12,125	2,594
AO Smith Corp.	46,161	2,571
WW Grainger Inc.	15,781	2,566
Avery Dennison Corp.	26,546	2,502
* Trimble Inc.	63,221	2,445
Allegion plc	30,681	2,415
Alaska Air Group Inc.	31,876	2,380
Expeditors International of Washington Inc.	40,784	2,288
* Middleby Corp.	18,031	2,194
* HD Supply Holdings Inc.	64,450	2,146
Toro Co.	33,962	2,095
* Copart Inc.	63,697	2,082
Nordson Corp.	18,557	2,028
Graco Inc.	17,531	2,025
Xylem Inc.	30,067	1,866

37

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Donaldson Co. Inc.	38,768	1,832
Robert Half International Inc.	39,733	1,800
Emerson Electric Co.	29,234	1,726
* Zebra Technologies Corp.	16,624	1,714
BWX Technologies Inc.	30,116	1,648
Lincoln Electric Holdings Inc.	18,671	1,621
* XPO Logistics Inc.	26,066	1,595
Booz Allen Hamilton Holding Corp. Class A	44,192	1,507
Allison Transmission Holdings Inc.	42,192	1,465
Rollins Inc.	30,742	1,365
Genpact Ltd.	45,405	1,292
Hubbell Inc. Class B	11,148	1,257
Landstar System Inc.	13,371	1,248
* Sensata Technologies Holding NV	27,753	1,239
Old Dominion Freight Line Inc.	12,096	1,208
HEICO Corp. Class A	15,807	1,148
National Instruments Corp.	27,033	1,092
FLIR Systems Inc.	22,918	871
* Welbilt Inc.	40,942	815
AMETEK Inc.	11,834	749
Stanley Black & Decker Inc.	4,957	714
HEICO Corp.	7,499	643
* Clean Harbors Inc.	11,753	636
Wabtec Corp.	8,726	616
Dover Corp.	5,262	447
* Quanta Services Inc.	12,006	431
MSC Industrial Direct Co. Inc. Class A	5,620	387
Snap-on Inc.	2,416	357
* Gardner Denver Holdings Inc.	13,120	308
Copa Holdings SA Class A	720	89
Air Lease Corp. Class A	1,899	77
		492,413
Technology (31.7%)
Apple Inc.	1,674,598	274,634
Microsoft Corp.	2,407,279	179,992
* Facebook Inc. Class A	749,081	128,820
* Alphabet Inc. Class C	97,197	91,300
* Alphabet Inc. Class A	95,367	91,098
Broadcom Ltd.	127,986	32,261
NVIDIA Corp.	182,415	30,908
International Business Machines Corp.	189,370	27,086
Texas Instruments Inc.	320,051	26,507
* Adobe Systems Inc.	158,407	24,578
* salesforce.com Inc.	216,762	20,699
Applied Materials Inc.	346,558	15,637
Activision Blizzard Inc.	237,454	15,568
Cognizant Technology Solutions Corp. Class A	187,363	13,260
* Electronic Arts Inc.	96,093	11,675
Intuit Inc.	78,017	11,036
Analog Devices Inc.	115,773	9,687
Lam Research Corp.	51,792	8,597
* Micron Technology Inc.	254,209	8,127
Amphenol Corp. Class A	95,652	7,742
DXC Technology Co.	90,849	7,722
* NXP Semiconductors NV	60,528	6,837
* Autodesk Inc.	54,432	6,230
Skyworks Solutions Inc.	59,000	6,216
* ServiceNow Inc.	53,483	6,214
* Red Hat Inc.	56,784	6,104
Symantec Corp.	197,873	5,932
Microchip Technology Inc.	67,779	5,883
Xilinx Inc.	75,449	4,984
* Dell Technologies Inc. Class V	65,677	4,921
KLA-Tencor Corp.	50,102	4,694

38

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Workday Inc. Class A	41,664	4,570
Maxim Integrated Products Inc.	90,042	4,201
* Citrix Systems Inc.	48,529	3,796
* Palo Alto Networks Inc.	28,488	3,780
Oracle Corp.	74,668	3,758
* ANSYS Inc.	27,416	3,532
* Cadence Design Systems Inc.	89,061	3,499
* Advanced Micro Devices Inc.	263,848	3,430
* Gartner Inc.	28,039	3,381
* IHS Markit Ltd.	71,636	3,355
CDW Corp.	49,247	3,123
* Take-Two Interactive Software Inc.	31,683	3,098
* Arista Networks Inc.	17,029	3,000
* Splunk Inc.	44,341	2,975
Cognex Corp.	26,733	2,913
* VeriSign Inc.	27,967	2,902
NetApp Inc.	74,598	2,884
CDK Global Inc.	43,365	2,797
* IAC/InterActiveCorp	22,452	2,549
* F5 Networks Inc.	20,816	2,485
* VMware Inc. Class A	22,774	2,462
* ON Semiconductor Corp.	125,501	2,144
Teradyne Inc.	59,162	2,107
* PTC Inc.	36,518	2,045
* IPG Photonics Corp.	11,464	2,015
SS&C Technologies Holdings Inc.	50,305	1,947
* Tyler Technologies Inc.	10,956	1,893
* Ultimate Software Group Inc.	9,194	1,847
* Coherent Inc.	7,772	1,813
* Fortinet Inc.	46,824	1,789
Universal Display Corp.	13,407	1,704
CSRA Inc.	51,985	1,638
* Qorvo Inc.	21,262	1,557
* Microsemi Corp.	29,967	1,510
* NCR Corp.	38,881	1,420
* Tableau Software Inc. Class A	19,336	1,402
* Cavium Inc.	21,218	1,343
Harris Corp.	10,076	1,238
LogMeIn Inc.	10,430	1,193
Western Digital Corp.	13,477	1,190
* GoDaddy Inc. Class A	25,246	1,132
* CommScope Holding Co. Inc.	31,279	1,034
Sabre Corp.	52,544	969
* Manhattan Associates Inc.	21,965	924
* Atlassian Corp. plc Class A	23,173	825
* Guidewire Software Inc.	9,223	698
Corning Inc.	16,725	481
Motorola Solutions Inc.	4,867	429
* Black Knight Financial Services Inc. Class A	9,076	387
* Synopsys Inc.	3,657	294
* Match Group Inc.	12,109	263
* Twitter Inc.	13,322	225
Cypress Semiconductor Corp.	8,664	119
DST Systems Inc.	1,995	102
		1,203,116
Utilities (1.0%)
Verizon Communications Inc.	655,306	31,435
* T-Mobile US Inc.	58,037	3,755
* Zayo Group Holdings Inc.	60,031	2,051
NRG Energy Inc.	18,575	463
		37,704
Total Common Stocks (Cost $2,841,244)		3,786,898

39

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2017

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2,3	Vanguard Market Liquidity Fund	1.224%		35,950	3,595

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury Bill	0.918%	9/14/17	200	200
	United States Treasury Bill	1.003%	10/5/17	800	799
4	United States Treasury Bill	0.949%	10/19/17	200	200
					1,199

Total Temporary Cash Investments (Cost $4,794)					4,794
Total Investments (99.9%) (Cost $2,846,038)					3,791,692
Other Assets and Liabilities—Net (0.1%)[3]					2,964
Net Assets (100%)					3,794,656

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,458,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Includes $3,590,000 of collateral received for securities on loan.
4	Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.

40

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41

© 2017 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA18480 102017

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)

Common Stocks (99.8%)[1]
Consumer Discretionary (13.1%)
*	Grand Canyon Education Inc.	40,543	3,327
	Dana Inc.	125,230	3,014
	Texas Roadhouse Inc. Class A	57,655	2,736
^,*	Stamps.com Inc.	13,619	2,605
	Jack in the Box Inc.	27,263	2,552
	Tenneco Inc.	45,967	2,491
	Cracker Barrel Old Country Store Inc.	16,557	2,461
	ILG Inc.	91,565	2,417
	Aaron's Inc.	54,525	2,414
	Nexstar Media Group Inc. Class A	39,031	2,350
*	Avis Budget Group Inc.	64,308	2,330
	Churchill Downs Inc.	11,652	2,277
*	Five Below Inc.	46,456	2,210
	Marriott Vacations Worldwide Corp.	18,873	2,196
	Lithia Motors Inc. Class A	19,995	2,159
*	Steven Madden Ltd.	50,838	2,156
	Wolverine World Wide Inc.	81,050	2,132
*	Helen of Troy Ltd.	23,464	2,119
*	Dave & Buster's Entertainment Inc.	36,222	2,118
	LCI Industries	20,842	2,059
	New York Times Co. Class A	107,856	2,011
^,*	Cimpress NV	21,473	1,985
	Office Depot Inc.	440,525	1,890
	Boyd Gaming Corp.	71,416	1,888
*	2U Inc.	37,604	1,884
	Sinclair Broadcast Group Inc. Class A	62,033	1,876
	Meredith Corp.	33,930	1,844
	Planet Fitness Inc. Class A	72,400	1,837
^	Big Lots Inc.	38,559	1,835
*	Adtalem Global Education Inc.	53,519	1,830
	Papa John's International Inc.	23,427	1,752
*	Deckers Outdoor Corp.	27,143	1,734
*	TRI Pointe Group Inc.	134,896	1,719
*	Ollie's Bargain Outlet Holdings Inc.	40,883	1,711
	American Eagle Outfitters Inc.	139,036	1,661
*	SiteOne Landscape Supply Inc.	32,540	1,635
*	Etsy Inc.	99,365	1,627
*	Penn National Gaming Inc.	73,250	1,625
*	Scientific Games Corp. Class A	46,001	1,619
	Matthews International Corp. Class A	26,874	1,619
	Travelport Worldwide Ltd.	106,557	1,613
^,*	Cars.com Inc.	62,227	1,609
	Cheesecake Factory Inc.	38,606	1,599
	Children's Place Inc.	14,808	1,572
*	Dorman Products Inc.	23,557	1,565
^	KB Home	72,523	1,552
	PriceSmart Inc.	18,987	1,543
	Cooper Tire & Rubber Co.	45,628	1,533
*	Cooper-Standard Holdings Inc.	15,068	1,516
*	Sotheby's	32,743	1,469
	Bloomin' Brands Inc.	85,535	1,455
*	Meritor Inc.	72,401	1,438
	Columbia Sportswear Co.	25,049	1,435
*	Buffalo Wild Wings Inc.	13,853	1,423
	Nutrisystem Inc.	25,477	1,383
*	RH	29,363	1,374
*	Meritage Homes Corp.	32,996	1,343
*	Shutterfly Inc.	29,427	1,341
	Brinker International Inc.	42,240	1,319
	Red Rock Resorts Inc. Class A	58,322	1,318
	Monro Inc.	27,191	1,297

1

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Fox Factory Holding Corp.	30,277	1,211
	Bob Evans Farms Inc.	16,991	1,169
	Time Inc.	86,485	1,137
*	Weight Watchers International Inc.	24,195	1,133
	Callaway Golf Co.	80,856	1,127
*	La Quinta Holdings Inc.	70,540	1,115
	MDC Holdings Inc.	35,656	1,114
*	MSG Networks Inc.	51,679	1,108
*	Taylor Morrison Home Corp. Class A	52,848	1,069
*	American Axle & Manufacturing Holdings Inc.	72,260	1,056
*	Select Comfort Corp.	35,537	1,049
	Group 1 Automotive Inc.	17,455	1,048
^,*	JC Penney Co. Inc.	268,192	1,038
	DSW Inc. Class A	55,952	1,037
*	G-III Apparel Group Ltd.	37,434	1,029
*	Hertz Global Holdings Inc.	47,319	1,029
*	Chegg Inc.	72,284	1,026
	HSN Inc.	27,884	1,023
*	Vista Outdoor Inc.	49,458	1,014
*	Central Garden & Pet Co. Class A	29,503	1,006
*	American Woodmark Corp.	12,093	1,001
	La-Z-Boy Inc.	41,421	988
^	Winnebago Industries Inc.	27,240	985
*	Cavco Industries Inc.	7,306	983
*	Gentherm Inc.	31,404	978
*	Belmond Ltd. Class A	76,577	976
	Caleres Inc.	35,928	969
*	Quotient Technology Inc.	63,686	955
	Scholastic Corp.	24,175	953
	Viad Corp.	17,247	948
	ClubCorp Holdings Inc.	55,718	947
*	IMAX Corp.	49,823	929
*	Eldorado Resorts Inc.	39,855	917
*	Lumber Liquidators Holdings Inc.	24,324	913
*	Houghton Mifflin Harcourt Co.	89,427	912
*	Fitbit Inc. Class A	151,070	911
*	EW Scripps Co. Class A	49,925	893
*	Pinnacle Entertainment Inc.	45,713	891
*	Asbury Automotive Group Inc.	15,980	861
	Chico's FAS Inc.	111,203	854
^,*	GoPro Inc. Class A	92,449	851
*	Liberty TripAdvisor Holdings Inc. Class A	62,813	839
	Gannett Co. Inc.	98,708	838
^	Sonic Corp.	35,520	832
	Standard Motor Products Inc.	18,606	821
	Wingstop Inc.	25,082	813
	Oxford Industries Inc.	14,005	810
	Guess? Inc.	51,819	807
	Dillard's Inc. Class A	13,100	796
*	Trade Desk Inc. Class A	14,981	794
*	American Outdoor Brands Corp.	48,601	793
*	Gray Television Inc.	55,270	790
*	Caesars Acquisition Co. Class A	42,316	789
	International Speedway Corp. Class A	21,574	769
	SeaWorld Entertainment Inc.	59,166	768
	Abercrombie & Fitch Co.	59,067	752
	Strayer Education Inc.	9,173	734
	World Wrestling Entertainment Inc. Class A	32,969	719
*	Universal Electronics Inc.	12,221	716
*	Liberty Media Corp-Liberty Braves	28,944	708
*	Denny's Corp.	59,194	708
^	Sturm Ruger & Co. Inc.	14,828	679
^	AMC Entertainment Holdings Inc. Class A	50,306	674
	Capella Education Co.	9,828	662

2

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	LGI Homes Inc.	14,943	636
*	Red Robin Gourmet Burgers Inc.	11,134	635
	Ethan Allen Interiors Inc.	21,492	629
	New Media Investment Group Inc.	44,068	608
	DineEquity Inc.	14,873	591
	Inter Parfums Inc.	14,949	590
*	Shake Shack Inc. Class A	18,977	587
*	Crocs Inc.	64,030	572
^,*	Caesars Entertainment Corp.	49,263	571
*	Career Education Corp.	58,468	562
*	BJ's Restaurants Inc.	18,202	548
*	Instructure Inc.	18,364	544
*	Shutterstock Inc.	16,037	538
*	K12 Inc.	29,449	528
*	HealthStream Inc.	22,292	524
*	M/I Homes Inc.	20,604	507
	Ruth's Hospitality Group Inc.	25,868	506
^	Tailored Brands Inc.	42,459	502
*	William Lyon Homes Class A	20,602	494
*	MDC Partners Inc. Class A	48,021	490
*	Laureate Education Inc. Class A	30,763	450
	Rent-A-Center Inc.	37,031	448
	Tile Shop Holdings Inc.	29,400	442
*	Nautilus Inc.	26,127	427
	National Presto Industries Inc.	4,275	426
*	Express Inc.	66,735	425
*	Angie's List Inc.	34,883	424
*	Motorcar Parts of America Inc.	16,146	424
*	Malibu Boats Inc. Class A	15,560	420
	Sonic Automotive Inc. Class A	23,055	417
*	Regis Corp.	30,740	408
*	Beazer Homes USA Inc.	27,029	403
	Marcus Corp.	16,146	402
*	Del Taco Restaurants Inc.	28,512	401
	Barnes & Noble Inc.	51,426	399
*	XO Group Inc.	21,266	396
	Hooker Furniture Corp.	9,808	395
*	Fiesta Restaurant Group Inc.	22,324	388
	Camping World Holdings Inc. Class A	10,568	388
*	Stoneridge Inc.	23,255	385
	Tower International Inc.	17,070	383
	Haverty Furniture Cos. Inc.	16,224	380
*	Horizon Global Corp.	22,057	379
*	Century Communities Inc.	16,482	372
^,*	elf Beauty Inc.	17,894	370
	Movado Group Inc.	13,126	364
*	Central Garden & Pet Co.	10,061	355
^	Buckle Inc.	24,869	352
*	MarineMax Inc.	21,749	351
*	Genesco Inc.	16,570	350
*	Monarch Casino & Resort Inc.	9,359	333
*	Party City Holdco Inc.	23,750	331
^	Acushnet Holdings Corp.	19,995	329
*	Carrols Restaurant Group Inc.	29,824	325
	Carriage Services Inc. Class A	13,257	325
*	Overstock.com Inc.	14,514	319
	Entravision Communications Corp. Class A	57,102	317
	Bassett Furniture Industries Inc.	8,799	315
	Superior Industries International Inc.	21,298	312
*	Fossil Group Inc.	36,903	306
*	Ascena Retail Group Inc.	149,244	304
	Flexsteel Industries Inc.	6,580	299
*	ZAGG Inc.	23,523	296
*	Central European Media Enterprises Ltd. Class A	71,005	295

3

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Pier 1 Imports Inc.	69,937	293
	Emerald Expositions Events Inc.	13,469	293
	National CineMedia Inc.	53,250	288
	Finish Line Inc. Class A	34,400	287
^,*	Conn's Inc.	15,894	276
	Cato Corp. Class A	20,890	275
*	MCBC Holdings Inc.	15,865	272
*	Chuy's Holdings Inc.	14,353	270
	Johnson Outdoors Inc. Class A	4,182	267
	Winmark Corp.	2,022	267
*	Del Frisco's Restaurant Group Inc.	18,900	265
*	Biglari Holdings Inc.	875	261
*	American Public Education Inc.	13,674	252
*	America's Car-Mart Inc.	6,495	249
	Entercom Communications Corp. Class A	24,111	248
*	tronc Inc.	16,872	245
*	Iconix Brand Group Inc.	43,296	242
*	Perry Ellis International Inc.	11,084	242
*	Potbelly Corp.	19,820	238
^,*	Carvana Co.	13,033	233
*	Francesca's Holdings Corp.	31,893	232
^,*	Eros International plc	23,527	229
*	Reading International Inc. Class A	14,439	228
*	Habit Restaurants Inc. Class A	17,463	227
*	Hibbett Sports Inc.	18,448	227
	Citi Trends Inc.	12,504	227
*	Liberty Media Corp-Liberty Braves	9,256	226
*	Zoe's Kitchen Inc.	16,530	213
	West Marine Inc.	16,155	210
	Speedway Motorsports Inc.	10,059	209
*	Golden Entertainment Inc.	9,107	207
	CSS Industries Inc.	7,716	207
*	1-800-Flowers.com Inc. Class A	22,557	203
	Shoe Carnival Inc.	10,078	203
*	Daily Journal Corp.	959	201
*	Bojangles' Inc.	14,997	200
*	El Pollo Loco Holdings Inc.	17,590	200
*	Zumiez Inc.	15,951	199
*	FTD Cos. Inc.	14,614	196
*	Hovnanian Enterprises Inc. Class A	106,829	194
*	Lindblad Expeditions Holdings Inc.	17,307	192
^	Fred's Inc. Class A	31,099	184
	RCI Hospitality Holdings Inc.	7,795	182
*	Care.com Inc.	11,603	174
^,*	Revlon Inc. Class A	10,205	172
*	Hemisphere Media Group Inc. Class A	13,282	172
*	Barnes & Noble Education Inc.	33,080	171
*	QuinStreet Inc.	31,653	169
^,*	Duluth Holdings Inc.	8,303	163
	Superior Uniform Group Inc.	7,263	160
*	Franklin Covey Co.	8,401	158
*	Vera Bradley Inc.	17,432	158
	Collectors Universe Inc.	6,469	155
	Libbey Inc.	18,966	155
*	Kirkland's Inc.	13,271	153
	Weyco Group Inc.	5,450	150
	Lifetime Brands Inc.	8,428	147
*	Drive Shack Inc.	53,695	145
*	Nathan's Famous Inc.	2,447	143
*	Bridgepoint Education Inc.	15,940	141
*	VOXX International Corp. Class A	17,337	140
*	Lands' End Inc.	11,485	140
	Big 5 Sporting Goods Corp.	18,169	139
*	Rosetta Stone Inc.	14,661	135

4

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Saga Communications Inc. Class A	3,211	131
*	Sportsman's Warehouse Holdings Inc.	31,311	130
*	Clarus Corp.	17,697	128
*	Century Casinos Inc.	18,273	125
	Tilly's Inc. Class A	11,177	123
	Clear Channel Outdoor Holdings Inc. Class A	30,731	118
*	Delta Apparel Inc.	5,991	118
*	Eastman Kodak Co.	14,313	111
*	J Alexander's Holdings Inc.	11,168	111
	Escalade Inc.	9,171	110
*	Ruby Tuesday Inc.	51,280	110
*	New Home Co. Inc.	10,649	110
*	Build-A-Bear Workshop Inc.	11,780	108
*	At Home Group Inc.	4,394	108
	Marine Products Corp.	6,765	105
*	Sequential Brands Group Inc.	34,366	105
*	Fogo De Chao Inc.	8,155	103
*	Red Lion Hotels Corp.	14,351	100
*	Vitamin Shoppe Inc.	18,485	99
*	J. Jill Inc.	10,123	98
*	Boot Barn Holdings Inc.	10,597	86
^,*	Cogint Inc.	17,511	86
*	Gaia Inc. Class A	7,584	85
^,*	Sears Holdings Corp.	10,295	84
	Liberty Tax Inc.	5,915	80
*	Townsquare Media Inc. Class A	7,528	75
*	Cambium Learning Group Inc.	11,902	70
^,*	Empire Resorts Inc.	2,946	69
	Salem Media Group Inc. Class A	9,948	60
*	WideOpenWest Inc.	3,710	59
*	Container Store Group Inc.	13,863	56
	Beasley Broadcast Group Inc. Class A	4,179	42
^,*	Noodles & Co. Class A	10,184	39
*	Inspired Entertainment Inc.	3,428	38
			217,137
Consumer Staples (2.3%)
	Snyder's-Lance Inc.	74,101	2,632
	Sanderson Farms Inc.	17,331	2,557
	Lancaster Colony Corp.	16,176	1,884
	Vector Group Ltd.	80,723	1,744
	B&G Foods Inc.	56,541	1,724
*	Performance Food Group Co.	61,079	1,698
	J&J Snack Foods Corp.	12,946	1,650
*	United Natural Foods Inc.	43,564	1,514
	Fresh Del Monte Produce Inc.	28,369	1,333
	WD-40 Co.	11,940	1,301
	Universal Corp.	21,382	1,223
	National Beverage Corp.	10,148	1,179
*	Boston Beer Co. Inc. Class A	7,684	1,145
	Core-Mark Holding Co. Inc.	39,118	1,059
^,*	Cal-Maine Foods Inc.	26,875	980
	Calavo Growers Inc.	13,855	930
*	Hostess Brands Inc. Class A	69,155	923
	Coca-Cola Bottling Co. Consolidated	4,069	869
	Dean Foods Co.	78,583	864
	SpartanNash Co.	32,356	797
	Andersons Inc.	23,325	743
*	Diplomat Pharmacy Inc.	41,311	692
*	SUPERVALU Inc.	33,164	663
	MGP Ingredients Inc.	11,163	628
	PetMed Express Inc.	17,068	619
*	USANA Health Sciences Inc.	10,029	594
^	Tootsie Roll Industries Inc.	14,639	547
	Medifast Inc.	9,150	518

5

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
^	GNC Holdings Inc. Class A	58,642	487
	John B Sanfilippo & Son Inc.	7,400	459
	Weis Markets Inc.	8,276	366
*	Freshpet Inc.	21,193	336
	Omega Protein Corp.	19,073	301
*	Chefs' Warehouse Inc.	16,962	293
	Ingles Markets Inc. Class A	12,187	268
*	Farmer Brothers Co.	7,514	245
*	Primo Water Corp.	21,886	240
	Limoneira Co.	10,325	231
*	Cadiz Inc.	18,031	220
^,*	Amplify Snack Brands Inc.	28,622	206
*	Craft Brew Alliance Inc.	10,970	191
*	Seneca Foods Corp. Class A	6,011	179
	Village Super Market Inc. Class A	6,708	155
*	Smart & Final Stores Inc.	19,558	138
	Natural Health Trends Corp.	6,354	128
*	Castle Brands Inc.	74,668	106
	Nature's Sunshine Products Inc.	9,294	98
	Alico Inc.	2,687	86
^	Orchids Paper Products Co.	7,791	79
*	Turning Point Brands Inc.	4,353	75
*	Natural Grocers by Vitamin Cottage Inc.	7,821	44
*	Lifeway Foods Inc.	4,075	35
			37,976
Energy (3.2%)
*	PDC Energy Inc.	56,759	2,232
*	Matador Resources Co.	76,882	1,813
*	Callon Petroleum Co.	172,754	1,790
	Golar LNG Ltd.	82,434	1,787
	Delek US Holdings Inc.	66,919	1,654
*	Peabody Energy Corp.	53,434	1,550
	Arch Coal Inc. Class A	18,946	1,513
*	McDermott International Inc.	242,771	1,491
*	Oasis Petroleum Inc.	201,791	1,473
	SemGroup Corp. Class A	56,857	1,461
*	SRC Energy Inc.	171,694	1,355
*	Ultra Petroleum Corp.	167,665	1,306
*	Dril-Quip Inc.	32,396	1,216
^	Ensco plc Class A	263,514	1,120
*	Superior Energy Services Inc.	131,672	1,085
*	NOW Inc.	91,676	1,069
*	C&J Energy Services Inc.	40,124	1,014
*	Rowan Cos. plc Class A	100,861	983
*	TerraForm Power Inc. Class A	69,709	973
*	Oil States International Inc.	43,559	947
*	Exterran Corp.	27,757	770
*	Helix Energy Solutions Group Inc.	121,620	763
*	Carrizo Oil & Gas Inc.	54,051	726
*	Unit Corp.	44,771	713
*	Forum Energy Technologies Inc.	59,662	692
*	Noble Corp. plc	211,182	688
*	Diamond Offshore Drilling Inc.	55,943	635
	Archrock Inc.	60,401	616
	Green Plains Inc.	32,800	608
*	Newpark Resources Inc.	75,548	608
*	Resolute Energy Corp.	18,765	554
*	SandRidge Energy Inc.	30,195	520
*	SunCoke Energy Inc.	55,700	519
*	Sunrun Inc.	73,467	492
*	Par Pacific Holdings Inc.	27,456	489
*	Penn Virginia Corp.	12,265	472
*	Ring Energy Inc.	39,222	468
^,*	SunPower Corp. Class A	51,683	457

6

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Bonanza Creek Energy Inc.	17,481	454
*	Tellurian Inc.	47,934	443
*	Atwood Oceanics Inc.	66,341	436
*	REX American Resources Corp.	5,022	435
^,*	Fairmount Santrol Holdings Inc.	134,158	411
*	Stone Energy Corp.	16,864	408
*	Renewable Energy Group Inc.	32,898	398
	Warrior Met Coal Inc.	14,551	397
*	TerraForm Global Inc. Class A	77,146	390
*	Denbury Resources Inc.	343,884	365
*	Jagged Peak Energy Inc.	27,566	353
*	Keane Group Inc.	26,873	348
*	Halcon Resources Corp.	52,865	327
^	CVR Energy Inc.	13,646	292
^,*	California Resources Corp.	36,867	288
	Panhandle Oil and Gas Inc. Class A	13,579	287
*	Clean Energy Fuels Corp.	118,021	281
^	Frank's International NV	43,118	271
*	Matrix Service Co.	22,707	269
^,*	Sanchez Energy Corp.	61,320	269
*	Energy XXI Gulf Coast Inc.	25,557	267
*	Natural Gas Services Group Inc.	10,718	253
*	ProPetro Holding Corp.	21,843	251
*	Flotek Industries Inc.	47,854	248
*	Abraxas Petroleum Corp.	131,031	223
*	Basic Energy Services Inc.	15,055	214
*	Trecora Resources	16,997	207
*	TETRA Technologies Inc.	99,038	204
*	Cloud Peak Energy Inc.	63,927	201
*	Bill Barrett Corp.	65,320	195
*	WildHorse Resource Development Corp.	17,275	188
*	NCS Multistage Holdings Inc.	9,532	188
^,*	Green Brick Partners Inc.	19,927	188
*	TPI Composites Inc.	9,244	188
*	RigNet Inc.	11,402	182
*	SEACOR Marine Holdings Inc.	14,031	180
*	Pacific Ethanol Inc.	35,537	178
*	Tesco Corp.	40,179	177
*	Eclipse Resources Corp.	75,570	176
*	Geospace Technologies Corp.	11,346	171
*	W&T Offshore Inc.	81,079	155
	Evolution Petroleum Corp.	21,879	152
*	Era Group Inc.	17,038	150
*	Midstates Petroleum Co. Inc.	9,581	139
^,*	Lilis Energy Inc.	36,769	135
	Gulf Island Fabrication Inc.	11,813	132
^,*	CARBO Ceramics Inc.	19,866	130
*	Parker Drilling Co.	116,211	128
*	SilverBow Resources Inc.	5,904	128
*	Solaris Oilfield Infrastructure Inc. Class A	8,693	123
*	Ameresco Inc. Class A	16,142	117
*	Key Energy Services Inc.	8,908	113
*	Smart Sand Inc.	18,907	113
*	Pioneer Energy Services Corp.	65,926	112
*	Vivint Solar Inc.	22,516	107
^,*	Approach Resources Inc.	37,042	103
^,*	EP Energy Corp. Class A	33,307	98
*	Mammoth Energy Services Inc.	6,959	96
*	Independence Contract Drilling Inc.	29,680	96
*	Contango Oil & Gas Co.	20,436	94
^,*	Gastar Exploration Inc.	150,194	89
*	Willbros Group Inc.	37,963	84
*	Earthstone Energy Inc. Class A	8,540	82
	Hallador Energy Co.	13,770	80

7

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Isramco Inc.	631	71
	Adams Resources & Energy Inc.	1,873	65
*	Select Energy Services Inc. Class A	3,330	47
^,*	Ramaco Resources Inc.	5,258	41
^,*	Jones Energy Inc. Class A	39,537	39
*	Westmoreland Coal Co.	16,010	37
*	Rosehill Resources Inc.	2,106	14
^	Nordic American Offshore Ltd.	3,541	4
	Noble Energy Inc.	8	—
*,2	Global Geophysical Services Inc.	127	—
			52,897
Financial Services (25.9%)
	Gramercy Property Trust	130,917	3,988
	Fair Isaac Corp.	26,539	3,736
*	MGIC Investment Corp.	319,217	3,655
2	Wintrust Financial Corp.	47,839	3,483
	Cousins Properties Inc.	360,913	3,375
	Umpqua Holdings Corp.	190,929	3,341
	IBERIABANK Corp.	43,599	3,340
	Healthcare Realty Trust Inc.	100,023	3,329
	CNO Financial Group Inc.	147,473	3,296
	Radian Group Inc.	186,744	3,268
*	Starwood Waypoint Homes	87,197	3,246
	Hancock Holding Co.	72,663	3,194
*	Texas Capital Bancshares Inc.	42,918	3,187
	First Industrial Realty Trust Inc.	100,548	3,115
	Sunstone Hotel Investors Inc.	191,032	3,018
	Primerica Inc.	39,254	3,005
	Sabra Health Care REIT Inc.	136,851	2,990
	Investors Bancorp Inc.	223,362	2,924
	GEO Group Inc.	105,419	2,914
	United Bankshares Inc.	86,248	2,894
	Physicians Realty Trust	150,067	2,811
	LaSalle Hotel Properties	98,484	2,795
	MB Financial Inc.	69,815	2,777
	Chemical Financial Corp.	61,041	2,772
	National Health Investors Inc.	34,297	2,750
	Stifel Financial Corp.	57,328	2,737
	Evercore Inc. Class A	35,216	2,657
	UMB Financial Corp.	39,008	2,618
*	Essent Group Ltd.	66,476	2,598
	Home BancShares Inc.	111,145	2,591
	Fulton Financial Corp.	147,755	2,578
	Sterling Bancorp	113,509	2,548
	EastGroup Properties Inc.	28,658	2,547
	Selective Insurance Group Inc.	49,549	2,497
	Valley National Bancorp	222,369	2,488
	Education Realty Trust Inc.	63,447	2,452
	Washington Federal Inc.	77,042	2,408
	FirstCash Inc.	40,790	2,394
	PS Business Parks Inc.	17,081	2,308
	Cathay General Bancorp	64,865	2,288
	Ryman Hospitality Properties Inc.	38,106	2,264
	Glacier Bancorp Inc.	66,190	2,198
	QTS Realty Trust Inc. Class A	40,471	2,193
	Washington REIT	66,669	2,191
	First Financial Bankshares Inc.	54,492	2,182
	Community Bank System Inc.	42,270	2,175
	First Citizens BancShares Inc.Class A	6,387	2,175
	STAG Industrial Inc.	77,058	2,157
	BancorpSouth Inc.	74,075	2,152
	RLJ Lodging Trust	105,812	2,135
	Urban Edge Properties	84,090	2,115
*	Blackhawk Network Holdings Inc.	47,055	2,108

8

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Acadia Realty Trust	72,362	2,076
American Equity Investment Life Holding Co.	74,430	2,066
South State Corp.	24,854	2,044
* Enstar Group Ltd.	9,664	2,006
Pebblebrook Hotel Trust	59,251	1,990
DiamondRock Hospitality Co.	172,256	1,893
* Green Dot Corp. Class A	39,257	1,891
Old National Bancorp	115,511	1,889
Columbia Banking System Inc.	50,061	1,861
First Midwest Bancorp Inc.	87,853	1,852
Retail Opportunity Investments Corp.	93,306	1,851
Xenia Hotels & Resorts Inc.	92,705	1,850
CVB Financial Corp.	89,088	1,844
Lexington Realty Trust	186,698	1,841
Great Western Bancorp Inc.	50,960	1,830
Hope Bancorp Inc.	111,567	1,801
Mack-Cali Realty Corp.	78,140	1,789
RLI Corp.	33,134	1,773
Alexander & Baldwin Inc.	40,147	1,742
Monogram Residential Trust Inc.	144,993	1,740
Trustmark Corp.	58,003	1,718
Rexford Industrial Realty Inc.	57,032	1,714
* LendingClub Corp.	272,941	1,689
* Eagle Bancorp Inc.	27,105	1,686
International Bancshares Corp.	46,829	1,683
Potlatch Corp.	34,817	1,664
Financial Engines Inc.	50,348	1,664
LTC Properties Inc.	33,941	1,651
Invesco Mortgage Capital Inc.	96,724	1,642
Kemper Corp.	34,013	1,629
* HRG Group Inc.	102,819	1,624
Independent Bank Corp.	22,906	1,587
United Community Banks Inc.	60,791	1,587
Astoria Financial Corp.	79,940	1,566
Banner Corp.	28,298	1,560
Terreno Realty Corp.	42,161	1,528
Hilltop Holdings Inc.	64,443	1,525
Bank of NT Butterfield & Son Ltd.	46,217	1,520
Capitol Federal Financial Inc.	110,206	1,512
Government Properties Income Trust	81,489	1,512
Argo Group International Holdings Ltd.	24,889	1,498
Towne Bank	48,528	1,490
* Genworth Financial Inc. Class A	432,029	1,482
Renasant Corp.	37,100	1,478
LegacyTexas Financial Group Inc.	40,462	1,456
Apollo Commercial Real Estate Finance Inc.	79,606	1,440
Kite Realty Group Trust	70,647	1,421
American Assets Trust Inc.	34,814	1,414
Kennedy-Wilson Holdings Inc.	71,949	1,389
First Merchants Corp.	35,159	1,381
* BofI Holding Inc.	51,846	1,374
Ameris Bancorp	31,175	1,373
WesBanco Inc.	36,119	1,372
ServisFirst Bancshares Inc.	39,723	1,355
Simmons First National Corp. Class A	25,901	1,352
Washington Prime Group Inc.	159,405	1,331
Four Corners Property Trust Inc.	52,011	1,322
* FCB Financial Holdings Inc. Class A	30,214	1,317
Provident Financial Services Inc.	52,889	1,314
^ Waddell & Reed Financial Inc. Class A	70,243	1,307
Summit Hotel Properties Inc.	88,041	1,307
Chesapeake Lodging Trust	50,835	1,301
* LendingTree Inc.	5,502	1,271
Select Income REIT	54,496	1,265

9

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
First Financial Bancorp	52,740	1,263
Northwest Bancshares Inc.	81,197	1,253
Global Net Lease Inc.	57,502	1,245
Horace Mann Educators Corp.	35,084	1,233
NBT Bancorp Inc.	36,559	1,200
HFF Inc. Class A	31,440	1,199
CareTrust REIT Inc.	61,925	1,195
* Pacific Premier Bancorp Inc.	33,593	1,189
Artisan Partners Asset Management Inc. Class A	38,493	1,182
^ CBL & Associates Properties Inc.	145,842	1,167
Union Bankshares Corp.	37,008	1,159
WSFS Financial Corp.	25,904	1,158
* Walker & Dunlop Inc.	23,980	1,156
CYS Investments Inc.	131,181	1,153
Employers Holdings Inc.	27,238	1,148
CenterState Banks Inc.	46,597	1,140
* PRA Group Inc.	39,400	1,139
Westamerica Bancorporation	21,835	1,126
* Quality Care Properties Inc.	81,276	1,115
Agree Realty Corp.	22,038	1,105
Park National Corp.	11,435	1,104
Redwood Trust Inc.	65,789	1,097
* MBIA Inc.	108,411	1,091
S&T Bancorp Inc.	29,717	1,068
Boston Private Financial Holdings Inc.	72,104	1,060
First Commonwealth Financial Corp.	83,653	1,055
Kearny Financial Corp.	73,450	1,039
Berkshire Hills Bancorp Inc.	30,710	1,038
* Cardtronics plc Class A	39,399	1,024
Navigators Group Inc.	17,798	993
PennyMac Mortgage Investment Trust	57,139	988
Hannon Armstrong Sustainable Infrastructure Capital Inc.	42,364	983
Monmouth Real Estate Investment Corp.	60,247	979
Heartland Financial USA Inc.	21,235	966
EVERTEC Inc.	52,257	962
Moelis & Co. Class A	24,355	960
Tompkins Financial Corp.	12,494	949
First Busey Corp.	32,769	945
Capital Bank Financial Corp.	25,136	945
* Third Point Reinsurance Ltd.	66,379	933
RE/MAX Holdings Inc. Class A	15,220	932
Brookline Bancorp Inc.	64,917	932
* FNFV Group	54,526	919
WisdomTree Investments Inc.	99,746	915
AmTrust Financial Services Inc.	73,736	914
Lakeland Financial Corp.	20,885	908
Safety Insurance Group Inc.	12,616	901
Ramco-Gershenson Properties Trust	68,138	896
Beneficial Bancorp Inc.	59,880	895
Franklin Street Properties Corp.	89,700	894
AMERISAFE Inc.	16,337	879
State Bank Financial Corp.	32,434	871
National Storage Affiliates Trust	38,363	856
* First BanCorp	150,334	854
Independent Bank Group Inc.	15,266	850
Ladder Capital Corp. Class A	61,123	839
* Encore Capital Group Inc.	20,742	837
ARMOUR Residential REIT Inc.	31,627	835
Universal Health Realty Income Trust	11,000	833
Parkway Inc.	36,251	832
City Holding Co.	13,105	830
InfraREIT Inc.	36,789	827
Infinity Property & Casualty Corp.	9,319	824
FelCor Lodging Trust Inc.	111,580	815

10

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Nelnet Inc. Class A	16,912	802
Capstead Mortgage Corp.	82,660	799
* Seacoast Banking Corp. of Florida	34,547	790
Sandy Spring Bancorp Inc.	20,376	786
* St. Joe Co.	41,663	785
Southside Bancshares Inc.	23,938	782
First Interstate BancSystem Inc. Class A	22,193	781
United Fire Group Inc.	18,542	780
Alexander's Inc.	1,843	772
Tier REIT Inc.	41,384	762
MTGE Investment Corp.	39,661	761
^ Seritage Growth Properties Class A	15,829	761
United Financial Bancorp Inc.	43,729	757
Central Pacific Financial Corp.	25,794	748
Enterprise Financial Services Corp.	19,479	744
BancFirst Corp.	14,512	731
Meridian Bancorp Inc.	41,427	729
National General Holdings Corp.	42,426	728
Hanmi Financial Corp.	27,259	728
Lakeland Bancorp Inc.	38,775	717
* Ambac Financial Group Inc.	39,259	714
Banco Latinoamericano de Comercio Exterior SA	26,193	706
* iStar Inc.	60,337	701
MainSource Financial Group Inc.	21,353	699
Cohen & Steers Inc.	18,447	698
Banc of California Inc.	37,575	697
Houlihan Lokey Inc. Class A	19,200	692
National Bank Holdings Corp. Class A	21,501	692
Piper Jaffray Cos.	12,437	690
* Customers Bancorp Inc.	24,369	687
OceanFirst Financial Corp.	27,242	680
OM Asset Management plc	47,783	675
Heritage Financial Corp.	25,427	665
Chatham Lodging Trust	32,779	665
Washington Trust Bancorp Inc.	12,960	664
Investors Real Estate Trust	105,667	664
Stewart Information Services Corp.	18,222	657
New Senior Investment Group Inc.	71,205	657
Stock Yards Bancorp Inc.	18,874	657
Flushing Financial Corp.	23,998	656
First Bancorp	21,162	655
Univest Corp. of Pennsylvania	22,428	654
National Western Life Group Inc. Class A	1,952	653
Getty Realty Corp.	23,685	653
1st Source Corp.	13,926	650
* HomeStreet Inc.	25,054	633
TrustCo Bank Corp. NY	79,927	631
TriCo Bancshares	17,662	628
* Forestar Group Inc.	36,346	625
Hersha Hospitality Trust Class A	33,625	623
James River Group Holdings Ltd.	15,563	621
Independence Realty Trust Inc.	60,123	619
Virtus Investment Partners Inc.	5,808	616
* Flagstar Bancorp Inc.	18,436	605
PJT Partners Inc.	15,637	605
^ New York Mortgage Trust Inc.	96,551	604
Preferred Bank	11,229	604
Northfield Bancorp Inc.	37,213	599
German American Bancorp Inc.	18,315	596
ConnectOne Bancorp Inc.	26,107	595
Pennsylvania REIT	59,307	595
Bryn Mawr Bank Corp.	14,469	592
Universal Insurance Holdings Inc.	27,399	588
Saul Centers Inc.	9,683	587

11

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	NorthStar Realty Europe Corp.	47,191	587
	Stonegate Bank	12,098	583
	FBL Financial Group Inc. Class A	8,549	581
*	Greenlight Capital Re Ltd. Class A	26,080	580
	Cass Information Systems Inc.	9,413	576
	Investment Technology Group Inc.	28,428	571
	Community Trust Bancorp Inc.	13,307	566
	CoBiz Financial Inc.	32,906	561
	First Potomac Realty Trust	50,393	561
	Easterly Government Properties Inc.	27,753	557
	Oritani Financial Corp.	34,106	547
	Meta Financial Group Inc.	7,745	544
	First of Long Island Corp.	20,184	540
	Diamond Hill Investment Group Inc.	2,747	539
*	NMI Holdings Inc. Class A	49,244	534
	Urstadt Biddle Properties Inc. Class A	25,716	532
	State National Cos. Inc.	25,477	529
	Guaranty Bancorp	20,283	523
	Altisource Residential Corp.	42,983	521
	Armada Hoffler Properties Inc.	38,825	519
	Dime Community Bancshares Inc.	27,392	519
	Federal Agricultural Mortgage Corp.	7,619	519
	Camden National Corp.	13,212	515
*	CU Bancorp	14,277	509
	Park Sterling Corp.	44,553	507
	Bridge Bancorp Inc.	16,281	503
	Anworth Mortgage Asset Corp.	82,163	498
*	Donnelley Financial Solutions Inc.	22,813	488
	Horizon Bancorp	18,401	482
	Preferred Apartment Communities Inc. Class A	26,459	481
	Kinsale Capital Group Inc.	12,497	473
	Great Southern Bancorp Inc.	9,392	468
*	INTL. FCStone Inc.	13,093	465
	Gladstone Commercial Corp.	21,612	462
	AG Mortgage Investment Trust Inc.	23,897	460
	QCR Holdings Inc.	10,477	458
	Maiden Holdings Ltd.	61,991	449
	Pacific Continental Corp.	18,743	445
	Peapack Gladstone Financial Corp.	14,499	442
	Peoples Bancorp Inc.	14,169	440
*	Nationstar Mortgage Holdings Inc.	25,288	435
	Westwood Holdings Group Inc.	7,024	429
^,*	Trupanion Inc.	19,411	425
*	Everi Holdings Inc.	55,041	424
	Carolina Financial Corp.	12,435	423
	Mercantile Bank Corp.	13,919	423
*	Nicolet Bankshares Inc.	7,725	422
	First Defiance Financial Corp.	8,577	420
	Heritage Commerce Corp.	31,266	419
	Ashford Hospitality Trust Inc.	66,590	414
*	First Foundation Inc.	24,352	413
	Fidelity Southern Corp.	18,804	411
	Midland States Bancorp Inc.	13,239	404
*	TriState Capital Holdings Inc.	19,310	404
*	Opus Bank	17,940	402
	Whitestone REIT	31,962	401
	First Financial Corp.	9,142	397
*	MoneyGram International Inc.	25,144	396
*	EZCORP Inc. Class A	43,194	391
	Waterstone Financial Inc.	22,069	390
	CatchMark Timber Trust Inc. Class A	33,719	389
	Southwest Bancorp Inc.	15,281	386
	Blue Hills Bancorp Inc.	20,597	385
	United Community Financial Corp.	42,351	385

12

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
^	Virtu Financial Inc. Class A	21,324	383
	UMH Properties Inc.	24,169	382
	Live Oak Bancshares Inc.	17,089	382
*	World Acceptance Corp.	5,095	381
*	Triumph Bancorp Inc.	13,266	374
	Western Asset Mortgage Capital Corp.	35,459	373
	First Community Bancshares Inc.	14,367	370
*	Green Bancorp Inc.	18,421	369
*	Marcus & Millichap Inc.	13,884	366
*	Cowen Inc. Class A	22,409	364
	Cedar Realty Trust Inc.	71,873	362
^,*	National Commerce Corp.	9,089	361
	Independent Bank Corp.	17,576	359
	Greenhill & Co. Inc.	23,684	356
^,*	Republic First Bancorp Inc.	42,101	356
	NexPoint Residential Trust Inc.	14,922	348
	Bar Harbor Bankshares	13,000	341
*	Enova International Inc.	28,570	340
	State Auto Financial Corp.	13,739	340
	Bank of Marin Bancorp	5,184	339
*	Allegiance Bancshares Inc.	9,896	337
	CorEnergy Infrastructure Trust Inc.	10,304	336
	Bank Mutual Corp.	36,679	336
*	HomeTrust Bancshares Inc.	14,413	334
*	Bancorp Inc.	42,550	334
*	Franklin Financial Network Inc.	10,178	333
	Access National Corp.	12,842	330
	City Office REIT Inc.	25,765	330
*	eHealth Inc.	13,463	327
	Financial Institutions Inc.	12,011	327
*	Veritex Holdings Inc.	12,370	327
	OFG Bancorp	37,427	326
*	Health Insurance Innovations Inc. Class A	9,620	324
*	Atlantic Capital Bancshares Inc.	18,033	324
	Arrow Financial Corp.	9,952	321
	People's Utah Bancorp	11,690	320
	OneBeacon Insurance Group Ltd. Class A	17,406	317
	MidWestOne Financial Group Inc.	9,643	317
*	Equity Bancshares Inc. Class A	9,222	315
	RMR Group Inc. Class A	6,073	314
*	PICO Holdings Inc.	19,206	312
^	Fidelity & Guaranty Life	9,883	309
	CNB Financial Corp.	12,765	308
	Ares Commercial Real Estate Corp.	23,268	307
*	Citizens Inc. Class A	40,313	304
	One Liberty Properties Inc.	12,562	302
	First Connecticut Bancorp Inc.	12,186	302
	First Mid-Illinois Bancshares Inc.	8,688	301
	West Bancorporation Inc.	13,723	301
	Farmers National Banc Corp.	21,777	298
	Republic Bancorp Inc. Class A	8,318	296
*	Global Indemnity Ltd.	7,154	289
	Community Healthcare Trust Inc.	10,855	288
	Dynex Capital Inc.	40,135	287
	Old Second Bancorp Inc.	25,001	286
	MedEquities Realty Trust Inc.	24,945	286
	NewStar Financial Inc.	26,665	286
	WashingtonFirst Bankshares Inc.	8,419	285
	Hamilton Lane Inc. Class A	11,919	279
^	Orchid Island Capital Inc.	28,884	279
	Clifton Bancorp Inc.	17,704	279
	Resource Capital Corp.	26,189	271
^,*	Ocwen Financial Corp.	91,490	268
	Sierra Bancorp	10,582	268

13

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	HCI Group Inc.	6,857	267
	Southern National Bancorp of Virginia Inc.	15,915	267
*	PCSB Financial Corp.	15,623	264
	Enterprise Bancorp Inc.	8,183	262
	American National Bankshares Inc.	7,057	258
*	Tejon Ranch Co.	12,888	257
^	Arlington Asset Investment Corp. Class A	19,862	257
	Heritage Insurance Holdings Inc.	22,483	256
*	FRP Holdings Inc.	5,679	249
	Peoples Financial Services Corp.	5,923	246
^	Farmland Partners Inc.	27,707	245
	Farmers Capital Bank Corp.	6,365	238
^,*,2	Wins Finance Holdings Inc.	1,162	238
	Western New England Bancorp Inc.	23,910	238
*	PennyMac Financial Services Inc. Class A	13,736	233
	United Insurance Holdings Corp.	14,748	232
	National Bankshares Inc.	5,857	231
	First Bancorp Inc.	8,818	230
	Citizens & Northern Corp.	10,143	228
*	Ladenburg Thalmann Financial Services Inc.	87,940	226
	Sutherland Asset Management Corp.	14,692	224
	Investors Title Co.	1,264	222
	Ashford Hospitality Prime Inc.	23,044	222
^,*	Altisource Portfolio Solutions SA	9,717	221
	Sun Bancorp Inc.	9,288	217
	Macatawa Bank Corp.	22,468	215
*	Safeguard Scientifics Inc.	17,541	214
	EMC Insurance Group Inc.	7,574	211
*	WMIH Corp.	167,447	209
^,*	Farmers & Merchants Bancorp Inc.	3,124	209
	Hingham Institution for Savings	1,122	206
^,*	On Deck Capital Inc.	42,662	206
	Summit Financial Group Inc.	9,393	206
^	First Bancshares Inc.	7,291	206
*	BSB Bancorp Inc.	7,213	206
	Home Bancorp Inc.	5,083	205
	Bluerock Residential Growth REIT Inc. Class A	19,978	202
	Old Line Bancshares Inc.	7,346	202
	Territorial Bancorp Inc.	6,655	201
	Ames National Corp.	7,395	200
	BankFinancial Corp.	12,479	200
*	FB Financial Corp.	5,740	199
	Capital City Bank Group Inc.	9,567	198
*	Southern First Bancshares Inc.	5,597	198
	GAIN Capital Holdings Inc.	31,309	197
	B. Riley Financial Inc.	11,813	194
	Great Ajax Corp.	13,651	194
*	Regional Management Corp.	8,813	193
*	HarborOne Bancorp Inc.	11,228	193
*	Paragon Commercial Corp.	3,631	188
	Consolidated-Tomoka Land Co.	3,398	188
	Cherry Hill Mortgage Investment Corp.	10,140	187
	KKR Real Estate Finance Trust Inc.	9,020	187
	MutualFirst Financial Inc.	5,296	186
	Bear State Financial Inc.	17,976	185
	Shore Bancshares Inc.	10,800	178
	Baldwin & Lyons Inc.	8,048	176
	Bankwell Financial Group Inc.	5,189	176
	Codorus Valley Bancorp Inc.	7,021	176
	Northrim BanCorp Inc.	5,863	175
	Charter Financial Corp.	10,645	173
	Civista Bancshares Inc.	8,525	172
	Penns Woods Bancorp Inc.	3,988	171
	Federated National Holding Co.	10,927	170

14

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	First Internet Bancorp	5,327	169
	Central Valley Community Bancorp	8,560	168
	Century Bancorp Inc. Class A	2,519	168
	Southern Missouri Bancorp Inc.	5,096	165
	Evans Bancorp Inc.	3,974	164
*	AV Homes Inc.	10,511	162
*	Cadence BanCorp	7,635	159
	Orrstown Financial Services Inc.	6,416	157
	MBT Financial Corp.	15,384	156
	Jernigan Capital Inc.	7,983	155
*	Community Bankers Trust Corp.	18,439	155
	Investar Holding Corp.	7,025	155
	Premier Financial Bancorp Inc.	8,131	154
*	Atlas Financial Holdings Inc.	9,117	154
	Owens Realty Mortgage Inc.	8,749	152
	First Business Financial Services Inc.	7,111	152
	Stratus Properties Inc.	5,103	151
*	Howard Bancorp Inc.	7,568	149
	Associated Capital Group Inc. Class A	4,338	149
	Timberland Bancorp Inc.	5,349	148
*	NI Holdings Inc.	8,831	146
^	Union Bankshares Inc.	3,374	146
^	Clipper Realty Inc.	13,045	146
	Pzena Investment Management Inc. Class A	14,638	145
	Norwood Financial Corp.	3,290	145
*	Planet Payment Inc.	36,515	145
^	Commerce Union Bancshares Inc.	5,952	143
*	SmartFinancial Inc.	6,151	142
	SI Financial Group Inc.	9,700	142
	LCNB Corp.	7,672	142
	Bank of Commerce Holdings	13,330	141
*	First Northwest Bancorp	8,704	138
	Oppenheimer Holdings Inc. Class A	8,466	138
*	Sunshine Bancorp Inc.	6,331	137
	FNB Bancorp	4,553	136
	Tiptree Inc.	21,200	136
	Northeast Bancorp	6,236	135
	ACNB Corp.	5,148	135
	Riverview Bancorp Inc.	16,549	133
	C&F Financial Corp.	2,825	132
*	Malvern Bancorp Inc.	5,510	131
*	Capstar Financial Holdings Inc.	7,468	129
	Prudential Bancorp Inc.	6,977	129
	Independence Holding Co.	5,927	129
	Xenith Bankshares Inc.	4,428	127
*	Entegra Financial Corp.	5,425	126
	County Bancorp Inc.	4,059	122
^,*	Impac Mortgage Holdings Inc.	9,140	121
*	Hallmark Financial Services Inc.	11,725	120
	Community Financial Corp.	3,406	119
^	Kingstone Cos. Inc.	7,783	117
	Donegal Group Inc. Class A	7,608	117
	ESSA Bancorp Inc.	7,662	116
	Ohio Valley Banc Corp.	3,508	115
	GAMCO Investors Inc. Class A	3,914	115
	Unity Bancorp Inc.	6,627	115
	First Financial Northwest Inc.	7,186	115
*	Pacific Mercantile Bancorp	13,413	114
	Two River Bancorp	6,190	113
	Chemung Financial Corp.	2,765	112
	Peoples Bancorp of North Carolina Inc.	3,637	110
	Global Medical REIT Inc.	12,862	109
*	Trinity Place Holdings Inc.	15,711	109
*	ASB Bancorp Inc.	2,414	107

15

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Ellington Residential Mortgage REIT	7,219	106
	United Security Bancshares	11,201	104
	Crawford & Co. Class B	10,350	103
	Provident Financial Holdings Inc.	5,340	101
	Middlefield Banc Corp.	2,250	101
	Old Point Financial Corp.	3,109	96
	Blue Capital Reinsurance Holdings Ltd.	5,075	95
	Parke Bancorp Inc.	4,889	95
	BCB Bancorp Inc.	6,617	94
	MidSouth Bancorp Inc.	7,650	91
	First Guaranty Bancshares Inc.	3,355	88
	DNB Financial Corp.	2,675	87
*	Elevate Credit Inc.	12,358	78
*	Provident Bancorp Inc.	3,801	78
	Silvercrest Asset Management Group Inc. Class A	6,186	76
*	Maui Land & Pineapple Co. Inc.	5,775	74
	RAIT Financial Trust	79,749	66
	Greene County Bancorp Inc.	2,538	59
	Guaranty Bancshares Inc.	1,729	52
	California First National Bancorp	1,874	30
	Oconee Federal Financial Corp.	1,074	30
	Medley Management Inc. Class A	4,665	29
	Fifth Street Asset Management Inc.	6,111	25
^,*	Transcontinental Realty Investors Inc.	1,063	23
	Griffin Industrial Realty Inc.	598	21
^	CPI Card Group Inc.	17,671	17
	Value Line Inc.	959	15
*	Redfin Corp.	525	12
			429,535
Health Care (15.6%)
*	Kite Pharma Inc.	42,045	7,484
*	Bluebird Bio Inc.	38,646	4,825
*	Catalent Inc.	108,225	4,469
*	Exact Sciences Corp.	94,458	3,957
*	PAREXEL International Corp.	43,356	3,811
*	Medidata Solutions Inc.	48,492	3,635
	HealthSouth Corp.	77,216	3,533
*	Masimo Corp.	38,758	3,270
*	PRA Health Sciences Inc.	42,088	3,258
*	Insulet Corp.	49,925	2,899
*	Clovis Oncology Inc.	37,330	2,840
*	INC Research Holdings Inc. Class A	47,000	2,759
*	FibroGen Inc.	57,088	2,752
*	NuVasive Inc.	43,740	2,733
*	Portola Pharmaceuticals Inc.	42,647	2,706
*	Integra LifeSciences Holdings Corp.	53,057	2,705
*	Nektar Therapeutics Class A	127,313	2,677
	Chemed Corp.	13,548	2,673
*	Wright Medical Group NV	89,991	2,664
*	LivaNova plc	41,799	2,616
	Cantel Medical Corp.	31,228	2,537
*	Sage Therapeutics Inc.	29,673	2,441
*	Molina Healthcare Inc.	37,856	2,423
*	Prestige Brands Holdings Inc.	45,820	2,324
*	Puma Biotechnology Inc.	24,708	2,285
*	Ligand Pharmaceuticals Inc.	17,555	2,262
*	ICU Medical Inc.	12,940	2,256
*	Neogen Corp.	31,888	2,197
*	Medicines Co.	59,218	2,173
*	Penumbra Inc.	25,178	2,165
*	Sarepta Therapeutics Inc.	52,890	2,131
*	WebMD Health Corp.	31,778	2,111
*	Nevro Corp.	23,783	2,050
*	Allscripts Healthcare Solutions Inc.	155,755	2,047

16

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Prothena Corp. plc	32,888	2,021
*	Avexis Inc.	21,195	1,979
*	Haemonetics Corp.	45,029	1,937
*	Ultragenyx Pharmaceutical Inc.	33,935	1,936
*	Horizon Pharma plc	140,043	1,916
*	Spark Therapeutics Inc.	23,012	1,895
*	Supernus Pharmaceuticals Inc.	40,644	1,861
*	Ironwood Pharmaceuticals Inc. Class A	115,323	1,839
*	Globus Medical Inc.	60,675	1,834
*	HealthEquity Inc.	42,842	1,832
*	Halyard Health Inc.	40,123	1,817
*	Blueprint Medicines Corp.	33,325	1,807
*	Merit Medical Systems Inc.	41,772	1,725
*	Amicus Therapeutics Inc.	122,941	1,714
*	Select Medical Holdings Corp.	92,000	1,711
*	Myriad Genetics Inc.	55,503	1,692
*	Magellan Health Inc.	20,381	1,649
*	Omnicell Inc.	31,494	1,616
*	NxStage Medical Inc.	56,129	1,572
*	Teladoc Inc.	46,228	1,551
*	AMN Healthcare Services Inc.	40,496	1,513
*	Aerie Pharmaceuticals Inc.	26,054	1,494
*	Cambrex Corp.	28,075	1,463
	Owens & Minor Inc.	52,165	1,457
*	MiMedx Group Inc.	88,694	1,443
*	Array BioPharma Inc.	148,011	1,433
*	Loxo Oncology Inc.	17,169	1,432
*	Inogen Inc.	14,606	1,399
*	Impax Laboratories Inc.	63,452	1,374
*	Corcept Therapeutics Inc.	78,761	1,313
*	Repligen Corp.	29,590	1,292
*	Pacira Pharmaceuticals Inc.	33,690	1,284
*	Amedisys Inc.	24,471	1,278
*	HMS Holdings Corp.	71,888	1,274
*	Tivity Health Inc.	31,567	1,237
*	Integer Holdings Corp.	26,798	1,231
*	Halozyme Therapeutics Inc.	93,403	1,215
^,*	Radius Health Inc.	31,860	1,199
^,*	Tenet Healthcare Corp.	69,638	1,196
^,*	Theravance Biopharma Inc.	35,786	1,169
	CONMED Corp.	23,500	1,166
*	Cotiviti Holdings Inc.	31,672	1,132
^,*	Immunomedics Inc.	88,318	1,116
*	Emergent BioSolutions Inc.	28,941	1,080
*	Acceleron Pharma Inc.	27,698	1,074
*	Momenta Pharmaceuticals Inc.	63,449	1,069
*	Novocure Ltd.	49,915	1,023
*	OraSure Technologies Inc.	48,891	998
*	Varex Imaging Corp.	32,573	994
*	Global Blood Therapeutics Inc.	31,907	970
*	Natus Medical Inc.	28,025	942
*	Glaukos Corp.	24,756	935
*	Innoviva Inc.	65,540	920
*	BioTelemetry Inc.	24,283	902
*	LHC Group Inc.	13,606	888
	Abaxis Inc.	18,728	866
	Ensign Group Inc.	41,045	843
*	Quidel Corp.	23,971	838
*	Sangamo Therapeutics Inc.	61,676	823
*	K2M Group Holdings Inc.	35,054	820
*	Cardiovascular Systems Inc.	27,591	810
^,*	TherapeuticsMD Inc.	134,913	809
*	Retrophin Inc.	33,018	806
*	Five Prime Therapeutics Inc.	23,492	797

17

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Acorda Therapeutics Inc.	37,436	779
*	Dermira Inc.	32,933	777
	Analogic Corp.	10,845	776
*	Dynavax Technologies Corp.	42,423	761
*	PharMerica Corp.	25,737	757
	Atrion Corp.	1,207	751
^,*	Omeros Corp.	35,986	737
*	Orthofix International NV	14,880	732
^,*	ZIOPHARM Oncology Inc.	113,523	725
*	Quality Systems Inc.	45,156	711
*	Xencor Inc.	32,891	711
*	Intersect ENT Inc.	22,446	694
	Luminex Corp.	35,258	682
*	Anika Therapeutics Inc.	12,424	667
*	Spectrum Pharmaceuticals Inc.	67,285	657
*	Vanda Pharmaceuticals Inc.	38,024	654
*	Insmed Inc.	52,645	654
^,*	Aimmune Therapeutics Inc.	30,395	653
*	Heron Therapeutics Inc.	39,247	648
*	MyoKardia Inc.	14,931	647
*	Arena Pharmaceuticals Inc.	27,681	642
*	Esperion Therapeutics Inc.	12,897	637
*	Community Health Systems Inc.	82,263	628
	US Physical Therapy Inc.	10,469	627
*	Epizyme Inc.	35,655	619
*	Editas Medicine Inc.	29,212	617
^,*	Flexion Therapeutics Inc.	23,949	615
*	AtriCure Inc.	27,431	615
^,*	ImmunoGen Inc.	72,713	608
	National HealthCare Corp.	9,689	604
*	PTC Therapeutics Inc.	28,814	598
	Kindred Healthcare Inc.	72,549	588
^,*	Synergy Pharmaceuticals Inc.	195,986	584
	Phibro Animal Health Corp. Class A	16,366	581
*	CryoLife Inc.	27,762	577
*	Enanta Pharmaceuticals Inc.	13,403	574
*	Paratek Pharmaceuticals Inc.	20,369	574
*	iRhythm Technologies Inc.	11,919	569
*	Heska Corp.	5,569	566
*	Lexicon Pharmaceuticals Inc.	37,221	564
*	MacroGenics Inc.	28,745	544
*	REGENXBIO Inc.	23,780	541
*	Genomic Health Inc.	17,053	541
*	Intra-Cellular Therapies Inc. Class A	29,197	539
*	Almost Family Inc.	11,042	538
*	AngioDynamics Inc.	31,554	537
*	Versartis Inc.	28,168	535
*	Akebia Therapeutics Inc.	31,861	533
*	Cytokinetics Inc.	35,881	533
^,*	TG Therapeutics Inc.	41,942	533
^,*	Accelerate Diagnostics Inc.	22,518	518
*	Axovant Sciences Ltd.	25,843	517
*	Achillion Pharmaceuticals Inc.	101,115	517
*	La Jolla Pharmaceutical Co.	15,103	516
*	Providence Service Corp.	9,905	513
*	Keryx Biopharmaceuticals Inc.	70,655	509
*	AMAG Pharmaceuticals Inc.	30,300	506
*	Amphastar Pharmaceuticals Inc.	31,367	502
	Meridian Bioscience Inc.	36,003	500
*	Triple-S Management Corp. Class B	20,250	500
*	Foundation Medicine Inc.	12,378	499
*	Ignyta Inc.	43,190	497
*	SciClone Pharmaceuticals Inc.	44,873	494
	Landauer Inc.	7,856	487

18

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	NeoGenomics Inc.	48,214	487
*	Albany Molecular Research Inc.	22,369	486
*	Coherus Biosciences Inc.	33,143	479
*	Revance Therapeutics Inc.	19,392	476
^,*	Achaogen Inc.	25,058	470
	LeMaitre Vascular Inc.	12,823	467
*	Aclaris Therapeutics Inc.	17,417	452
*	Calithera Biosciences Inc.	26,470	434
*	CytomX Therapeutics Inc.	25,088	434
*	PDL BioPharma Inc.	137,341	428
*	Aduro Biotech Inc.	35,172	427
^,*	Lannett Co. Inc.	24,325	427
*	CorVel Corp.	8,194	425
*	Cutera Inc.	11,422	424
*	STAAR Surgical Co.	35,349	422
*	AxoGen Inc.	23,591	415
*	Progenics Pharmaceuticals Inc.	61,108	411
*	Enzo Biochem Inc.	35,594	400
^,*	Alder Biopharmaceuticals Inc.	40,796	400
*	Lantheus Holdings Inc.	22,515	394
*	Eagle Pharmaceuticals Inc.	7,118	388
*	Cross Country Healthcare Inc.	30,626	379
*	Antares Pharma Inc.	124,164	374
	Invacare Corp.	27,482	371
*	GenMark Diagnostics Inc.	37,953	370
*	Pacific Biosciences of California Inc.	72,546	359
*	BioCryst Pharmaceuticals Inc.	69,191	353
*	Atara Biotherapeutics Inc.	22,018	347
*	Inovio Pharmaceuticals Inc.	58,214	346
*	Natera Inc.	27,127	335
*	ANI Pharmaceuticals Inc.	6,932	333
^,*	Cara Therapeutics Inc.	23,090	331
*	Invitae Corp.	33,632	330
*	Assembly Biosciences Inc.	12,112	328
*	RadNet Inc.	31,976	328
*	Oxford Immunotec Global plc	19,534	309
*	Biohaven Pharmaceutical Holding Co. Ltd.	8,601	307
*	BioScrip Inc.	100,426	304
*	Endologix Inc.	71,125	301
*	Depomed Inc.	49,320	300
*	Karyopharm Therapeutics Inc.	29,208	299
*	Corbus Pharmaceuticals Holdings Inc.	38,259	297
*	Surmodics Inc.	11,296	294
*	Accuray Inc.	70,386	292
	Computer Programs & Systems Inc.	9,660	291
*	R1 RCM Inc.	86,683	286
*	Exactech Inc.	9,244	282
^,*	Geron Corp.	128,416	279
*	Audentes Therapeutics Inc.	13,180	277
*	Abeona Therapeutics Inc.	20,798	273
*	Rigel Pharmaceuticals Inc.	106,813	272
*	Civitas Solutions Inc.	13,890	265
*	Adamas Pharmaceuticals Inc.	12,655	265
	National Research Corp. Class A	8,184	264
*	Capital Senior Living Corp.	21,240	264
*	Iovance Biotherapeutics Inc.	45,668	263
^,*	Rockwell Medical Inc.	41,432	262
*	Tactile Systems Technology Inc.	7,896	260
*	Intellia Therapeutics Inc.	12,261	258
*	Celldex Therapeutics Inc.	104,577	257
*	Novavax Inc.	243,296	255
*	Bellicum Pharmaceuticals Inc.	23,487	254
*	Zogenix Inc.	21,432	254
*	Seres Therapeutics Inc.	17,675	248

19

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Teligent Inc.	35,507	245
*	Sucampo Pharmaceuticals Inc. Class A	20,870	245
*	WaVe Life Sciences Ltd.	10,268	241
*	NanoString Technologies Inc.	15,324	237
*	Concert Pharmaceuticals Inc.	15,484	236
*	Agenus Inc.	63,853	236
*	BioSpecifics Technologies Corp.	4,867	229
*	Tetraphase Pharmaceuticals Inc.	32,720	228
*	Reata Pharmaceuticals Inc. Class A	7,355	222
*	Addus HomeCare Corp.	6,467	220
*	Castlight Health Inc. Class B	55,332	216
^,*	Advaxis Inc.	31,533	215
	Utah Medical Products Inc.	2,949	213
*	RTI Surgical Inc.	47,235	213
*	Syros Pharmaceuticals Inc.	10,802	211
*	Cerus Corp.	89,252	210
*	Medpace Holdings Inc.	6,366	208
*	Curis Inc.	100,163	204
*	Aratana Therapeutics Inc.	35,005	200
^,*	Collegium Pharmaceutical Inc.	19,598	197
*	Codexis Inc.	35,287	196
*	Chimerix Inc.	40,258	192
^,*	BioTime Inc.	65,342	191
^,*	Insys Therapeutics Inc.	20,755	190
*	Durect Corp.	118,511	188
^,*	Entellus Medical Inc.	10,489	186
*	Idera Pharmaceuticals Inc.	93,250	185
*	Tabula Rasa HealthCare Inc.	8,062	183
*	Edge Therapeutics Inc.	17,150	181
*	Selecta Biosciences Inc.	10,123	181
^,*	Organovo Holdings Inc.	85,142	177
*	Stemline Therapeutics Inc.	19,513	177
*	Catalyst Pharmaceuticals Inc.	61,456	169
*	Veracyte Inc.	20,405	167
^,*	NantKwest Inc.	26,399	164
*	Pieris Pharmaceuticals Inc.	29,514	163
*	Immune Design Corp.	14,738	160
*	Surgery Partners Inc.	16,300	159
^,*	Pulse Biosciences Inc.	7,873	158
*	FONAR Corp.	5,247	155
*	Athersys Inc.	88,241	154
*	NewLink Genetics Corp.	18,918	154
*	MediciNova Inc.	28,266	153
*	Ra Pharmaceuticals Inc.	10,150	152
	Merrimack Pharmaceuticals Inc.	110,751	151
*	Ardelyx Inc.	28,882	149
*	Corium International Inc.	17,111	146
*	ChemoCentryx Inc.	21,062	146
*	Sientra Inc.	12,314	141
^,*	Anavex Life Sciences Corp.	31,624	140
*	Neos Therapeutics Inc.	16,644	139
*	Corindus Vascular Robotics Inc.	72,527	139
*	Kindred Biosciences Inc.	18,090	137
*	Fortress Biotech Inc.	28,446	135
^,*	ViewRay Inc.	25,297	133
*	Protagonist Therapeutics Inc.	8,111	132
*	Minerva Neurosciences Inc.	21,724	131
*	AnaptysBio Inc.	4,616	129
*	ConforMIS Inc.	34,682	128
*	Cempra Inc.	41,440	126
*	Conatus Pharmaceuticals Inc.	21,975	126
*	Strongbridge Biopharma plc	18,710	125
*	Clearside Biomedical Inc.	17,874	125
*	Fate Therapeutics Inc.	32,738	124

20

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Ocular Therapeutix Inc.	19,485	122
*	Voyager Therapeutics Inc.	12,576	121
*	American Renal Associates Holdings Inc.	8,394	120
*	Genocea Biosciences Inc.	24,608	120
*	Corvus Pharmaceuticals Inc.	7,274	118
*	Fluidigm Corp.	25,436	116
*	Trevena Inc.	47,354	114
*	Cascadian Therapeutics Inc.	29,466	107
^,*	Tocagen Inc.	7,189	100
*	Miragen Therapeutics Inc.	10,854	98
*	Jounce Therapeutics Inc.	5,730	97
*	AAC Holdings Inc.	9,934	92
	Novelion Therapeutics Inc.	12,960	92
*	Nymox Pharmaceutical Corp.	24,484	91
*	Quotient Ltd.	23,004	89
*	Syndax Pharmaceuticals Inc.	7,616	88
*	Kura Oncology Inc.	12,252	88
*	Otonomy Inc.	24,358	88
^,*	XBiotech Inc.	16,703	86
*	Asterias Biotherapeutics Inc.	23,291	80
*	Recro Pharma Inc.	10,036	76
^,*	Viveve Medical Inc.	12,889	73
*	Obalon Therapeutics Inc.	7,458	67
*	VBI Vaccines Inc.	18,648	67
^,*	Zynerba Pharmaceuticals Inc.	9,812	62
*	Matinas BioPharma Holdings Inc.	45,371	58
*	Madrigal Pharmaceuticals Inc.	3,252	56
*	NantHealth Inc.	15,435	43
*	Ovid therapeutics Inc.	4,321	41
*	Genesis Healthcare Inc.	32,266	34
*	vTv Therapeutics Inc. Class A	6,095	33
*	Oncocyte Corp.	3,077	17
^,*	Synthetic Biologics Inc.	18,702	14
*	Athenex Inc.	825	14
*	Altimmune Inc.	2,235	6
*	Flex Pharma Inc.	847	3
*	Asterias Biotherapeutics Inc. Warrants Exp. 09/29/2017	1,281	—
*	Infinity Pharmaceuticals Inc.	300	—
			259,514
Materials & Processing (7.0%)
*	Louisiana-Pacific Corp.	125,355	3,194
	Belden Inc.	36,157	2,787
	Sensient Technologies Corp.	38,143	2,752
*	Summit Materials Inc. Class A	92,090	2,720
	Trinseo SA	38,227	2,557
	PolyOne Corp.	70,109	2,534
*	Beacon Roofing Supply Inc.	52,032	2,451
*	Ingevity Corp.	36,592	2,304
*	RBC Bearings Inc.	19,908	2,195
	HB Fuller Co.	43,405	2,178
*	Cleveland-Cliffs Inc.	255,907	2,139
*	Rexnord Corp.	89,496	2,137
	Balchem Corp.	27,254	2,043
*	Allegheny Technologies Inc.	93,976	1,958
^	Compass Minerals International Inc.	29,139	1,946
	Minerals Technologies Inc.	30,225	1,934
	Worthington Industries Inc.	38,702	1,934
*	Trex Co. Inc.	25,394	1,930
	US Silica Holdings Inc.	70,043	1,906
	Commercial Metals Co.	99,109	1,872
	Hecla Mining Co.	338,860	1,789
*	GCP Applied Technologies Inc.	61,677	1,742
	KapStone Paper and Packaging Corp.	74,682	1,671
*	Masonite International Corp.	25,584	1,619

21

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Carpenter Technology Corp.	39,727	1,610
Mueller Water Products Inc. Class A	132,370	1,587
Quaker Chemical Corp.	11,160	1,554
Simpson Manufacturing Co. Inc.	35,402	1,550
Cabot Microelectronics Corp.	21,505	1,540
* AK Steel Holding Corp.	270,926	1,517
Universal Forest Products Inc.	17,108	1,492
Mueller Industries Inc.	48,525	1,447
* Ferro Corp.	72,387	1,395
Kaiser Aluminum Corp.	14,416	1,389
* Coeur Mining Inc.	156,590	1,370
* Builders FirstSource Inc.	83,633	1,362
Greif Inc. Class A	21,985	1,329
Stepan Co.	17,139	1,326
* MRC Global Inc.	77,287	1,219
Tronox Ltd. Class A	56,198	1,163
AAON Inc.	35,484	1,157
* BMC Stock Holdings Inc.	56,591	1,149
Innospec Inc.	20,556	1,141
Neenah Paper Inc.	14,247	1,101
* Installed Building Products Inc.	18,641	1,076
Comfort Systems USA Inc.	31,568	1,075
Apogee Enterprises Inc.	24,284	1,061
* US Concrete Inc.	13,166	1,054
* Patrick Industries Inc.	13,996	1,036
Interface Inc. Class A	53,300	1,013
* Boise Cascade Co.	33,445	1,003
Schweitzer-Mauduit International Inc.	26,035	987
* Kraton Corp.	25,911	851
* Century Aluminum Co.	43,106	841
* Continental Building Products Inc.	34,162	832
* AdvanSix Inc.	25,908	827
* Gibraltar Industries Inc.	27,452	803
Innophos Holdings Inc.	16,721	763
A Schulman Inc.	24,700	751
Deltic Timber Corp.	9,476	739
* Koppers Holdings Inc.	17,835	699
Materion Corp.	17,222	658
* GMS Inc.	20,349	655
* Clearwater Paper Corp.	14,010	651
PH Glatfelter Co.	37,147	643
Schnitzer Steel Industries Inc.	22,865	615
NN Inc.	23,408	597
Advanced Drainage Systems Inc.	30,530	594
* JELD-WEN Holding Inc.	19,448	594
Quanex Building Products Corp.	29,689	582
* NCI Building Systems Inc.	34,558	581
Chase Corp.	6,173	577
* Caesarstone Ltd.	19,608	568
Global Brass & Copper Holdings Inc.	18,751	560
* PGT Innovations Inc.	41,820	552
Calgon Carbon Corp.	43,703	533
* Klondex Mines Ltd.	151,289	510
* TimkenSteel Corp.	34,292	509
Rayonier Advanced Materials Inc.	37,061	508
American Vanguard Corp.	24,837	503
Griffon Corp.	25,331	470
* Unifi Inc.	13,298	413
Kronos Worldwide Inc.	19,595	410
Insteel Industries Inc.	15,724	394
KMG Chemicals Inc.	7,968	383
Myers Industries Inc.	19,990	376
Tredegar Corp.	22,352	364
Haynes International Inc.	10,729	328

22

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	OMNOVA Solutions Inc.	37,360	325
	Greif Inc. Class B	4,952	313
*	Intrepid Potash Inc.	81,905	304
*	Landec Corp.	23,236	302
*	Armstrong Flooring Inc.	20,164	301
*	Ply Gem Holdings Inc.	19,167	298
	Hawkins Inc.	8,327	297
	FutureFuel Corp.	21,595	291
*	Veritiv Corp.	9,931	278
	Culp Inc.	9,371	272
	Aceto Corp.	25,406	270
	Gold Resource Corp.	45,379	181
	Oil-Dri Corp. of America	4,334	176
*	Nexeo Solutions Inc.	22,651	162
	DMC Global Inc.	12,218	158
^,*	Uranium Energy Corp.	117,441	155
*	Northwest Pipe Co.	8,250	151
*	UFP Technologies Inc.	5,584	149
*	Verso Corp.	27,646	147
*	Foundation Building Materials Inc.	11,187	146
	Omega Flex Inc.	2,515	146
	Olympic Steel Inc.	7,945	145
	LB Foster Co. Class A	7,199	137
	United States Lime & Minerals Inc.	1,709	137
*	AgroFresh Solutions Inc.	19,053	136
*	Lawson Products Inc.	5,574	133
	Core Molding Technologies Inc.	6,320	130
	Eastern Co.	4,793	125
	LSI Industries Inc.	20,959	119
*	Ryerson Holding Corp.	13,843	119
^,*	Huttig Building Products Inc.	20,498	117
	Ampco-Pittsburgh Corp.	7,535	116
*	LSB Industries Inc.	18,812	115
*	Handy & Harman Ltd.	2,542	83
*	Shiloh Industries Inc.	7,494	66
*	NL Industries Inc.	7,226	55
^,*	Forterra Inc.	16,154	54
	Valhi Inc.	21,861	48
	CompX International Inc.	1,428	21
*,2	Ferroglobe R&W Trust	46,440	—
			115,907
Other (0.0%)[3]
*,2	Dyax Corp CVR Exp. 12/31/2019	83,094	166
*	Safety Income and Growth Inc.	4,071	80
*	Venator Materials plc	3,160	64
*	Akcea Therapeutics Inc.	1,664	31
^,*,2	Tobira Therapeutics CVR Exp. 12/31/2028	6,227	28
*	G1 Therapeutics Inc.	1,250	24
*	Mersana Therapeutics Inc.	1,208	21
*	Byline Bancorp Inc.	959	20
*	Sienna Biopharmaceuticals Inc.	736	18
*	RBB Bancorp	736	17
*	PetIQ Inc.	632	16
*	Tintri Inc.	2,500	15
*	Dova Pharmaceuticals Inc.	293	7
*,2	Chelsea Therapeutics International Ltd. CVR	31,094	4
*,2	Media General Inc. CVR Exp. 12/31/49	85,418	3
*	Aileron Therapeutics Inc.	162	2
*,2	Omthera Pharmaceuticals Inc. CVR	2,012	1
*,2	Durata Therapeutics Inc CVR Exp. 12/31/2018	680	1
*,2	Gerber Scientific Inc. CVR	2,358	—
*,2	Clinical Data CVR	913	—
			518

23

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Producer Durables (13.5%)
Curtiss-Wright Corp.	38,211	3,700
Littelfuse Inc.	19,399	3,611
MAXIMUS Inc.	55,527	3,375
EMCOR Group Inc.	50,960	3,365
Woodward Inc.	45,914	3,224
Healthcare Services Group Inc.	61,595	3,154
Brink's Co.	39,496	3,098
Deluxe Corp.	41,761	2,896
Barnes Group Inc.	43,265	2,705
* Advanced Energy Industries Inc.	34,188	2,514
* Darling Ingredients Inc.	141,293	2,459
Knight Transportation Inc.	62,945	2,458
Kennametal Inc.	69,042	2,416
EnerSys	37,604	2,410
John Bean Technologies Corp.	27,045	2,399
* MasTec Inc.	57,225	2,335
ABM Industries Inc.	48,094	2,137
* Generac Holdings Inc.	52,914	2,137
* Itron Inc.	29,400	2,134
* KLX Inc.	44,494	2,133
* Dycom Industries Inc.	26,233	2,116
* Moog Inc. Class A	27,394	2,103
Tetra Tech Inc.	49,216	2,097
MSA Safety Inc.	28,682	2,090
* On Assignment Inc.	43,713	2,085
GATX Corp.	33,521	2,031
KBR Inc.	123,619	2,011
* Hawaiian Holdings Inc.	45,616	1,955
Hillenbrand Inc.	54,447	1,946
* Esterline Technologies Corp.	22,526	1,924
Convergys Corp.	80,823	1,899
* WageWorks Inc.	32,091	1,892
UniFirst Corp.	13,140	1,887
* TopBuild Corp.	31,728	1,883
Applied Industrial Technologies Inc.	32,940	1,878
Granite Construction Inc.	33,950	1,875
* Advisory Board Co.	34,731	1,849
* Swift Transportation Co.	62,858	1,763
* Aerojet Rocketdyne Holdings Inc.	59,284	1,757
Herman Miller Inc.	51,248	1,725
* ExlService Holdings Inc.	28,109	1,582
* Proto Labs Inc.	21,445	1,540
Franklin Electric Co. Inc.	39,679	1,530
SkyWest Inc.	43,578	1,512
Exponent Inc.	21,987	1,497
Watts Water Technologies Inc. Class A	23,903	1,475
* Navistar International Corp.	42,988	1,468
Korn/Ferry International	43,962	1,465
^ Covanta Holding Corp.	100,567	1,443
* Electronics For Imaging Inc.	39,820	1,416
HNI Corp.	37,775	1,384
Triton International Ltd.	37,242	1,375
Werner Enterprises Inc.	41,203	1,364
* Atlas Air Worldwide Holdings Inc.	20,124	1,344
Forward Air Corp.	25,759	1,339
Brady Corp. Class A	39,873	1,330
Allegiant Travel Co. Class A	11,259	1,329
Albany International Corp.	24,533	1,315
EnPro Industries Inc.	18,131	1,278
Insperity Inc.	15,705	1,261
* TriNet Group Inc.	35,028	1,252
* OSI Systems Inc.	15,038	1,249
* Saia Inc.	21,870	1,237

24

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Actuant Corp. Class A	50,997	1,226
*	FTI Consulting Inc.	35,313	1,197
	ESCO Technologies Inc.	21,856	1,190
*	Harsco Corp.	69,507	1,189
*	SPX FLOW Inc.	35,386	1,184
	Kaman Corp.	23,256	1,140
	Mobile Mini Inc.	37,439	1,133
	Altra Industrial Motion Corp.	24,520	1,129
	Triumph Group Inc.	42,217	1,110
*	Paylocity Holding Corp.	22,467	1,104
	Badger Meter Inc.	24,016	1,102
*	Hub Group Inc. Class A	28,220	1,085
	AZZ Inc.	22,176	1,084
	Wabash National Corp.	51,452	1,082
^	Chicago Bridge & Iron Co. NV	87,138	1,075
*	Rush Enterprises Inc. Class A	25,694	1,053
	Standex International Corp.	10,897	1,040
*	Air Transport Services Group Inc.	44,966	1,032
*	ACCO Brands Corp.	93,510	1,024
	Greenbrier Cos. Inc.	23,666	1,015
	AAR Corp.	27,519	992
^,*	Axon Enterprise Inc.	45,071	979
	Sun Hydraulics Corp.	20,421	978
	Steelcase Inc. Class A	74,035	977
	Primoris Services Corp.	33,657	963
	US Ecology Inc.	18,679	960
	Matson Inc.	37,022	955
*	TriMas Corp.	39,358	952
	Federal Signal Corp.	50,612	946
	Multi-Color Corp.	11,690	933
	Cubic Corp.	21,537	925
	Aircastle Ltd.	41,095	921
	Tennant Co.	15,112	921
	Astec Industries Inc.	18,419	915
*	Manitowoc Co. Inc.	110,308	908
	Heartland Express Inc.	40,846	906
*	Sykes Enterprises Inc.	33,603	896
*	Chart Industries Inc.	26,514	895
*	SPX Corp.	36,828	888
*	Herc Holdings Inc.	20,945	884
*	Aerovironment Inc.	17,864	876
	Raven Industries Inc.	31,255	875
*	Tutor Perini Corp.	32,334	846
*	Kratos Defense & Security Solutions Inc.	61,915	828
	Kadant Inc.	9,378	814
	McGrath RentCorp	19,919	804
	Argan Inc.	12,557	795
^	Lindsay Corp.	9,060	784
	Briggs & Stratton Corp.	36,078	755
	Alamo Group Inc.	8,194	752
	Encore Wire Corp.	17,524	752
	Knoll Inc.	41,402	747
*	TrueBlue Inc.	36,309	743
*	ICF International Inc.	15,276	734
	General Cable Corp.	42,581	722
	MTS Systems Corp.	14,519	703
*	Modine Manufacturing Co.	42,725	690
	CIRCOR International Inc.	14,282	686
*	Lydall Inc.	14,436	679
^	Ship Finance International Ltd.	51,621	674
*	CBIZ Inc.	44,150	669
	Douglas Dynamics Inc.	19,080	666
	ArcBest Corp.	22,389	665
*	PHH Corp.	45,688	649

25

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	H&E Equipment Services Inc.	27,239	641
	Hyster-Yale Materials Handling Inc.	8,927	635
	Schneider National Inc. Class B	28,163	627
*	Navigant Consulting Inc.	40,763	625
*	Aegion Corp. Class A	28,745	623
*	Milacron Holdings Corp.	38,781	619
^	GasLog Ltd.	35,294	593
	Scorpio Tankers Inc.	142,515	580
	Marten Transport Ltd.	33,679	578
*	Huron Consulting Group Inc.	18,954	573
	Kelly Services Inc. Class A	26,372	570
*	Casella Waste Systems Inc. Class A	33,788	568
	RR Donnelley & Sons Co.	60,654	560
*	SP Plus Corp.	15,039	555
	Columbus McKinnon Corp.	16,759	554
*	SEACOR Holdings Inc.	13,971	536
	Kimball International Inc. Class B	31,514	534
*	CSW Industrials Inc.	12,521	524
*	Control4 Corp.	21,101	522
	Quad/Graphics Inc.	27,123	517
*	Advanced Disposal Services Inc.	21,544	514
*	RPX Corp.	39,050	510
*	FARO Technologies Inc.	14,338	494
*	Astronics Corp.	18,532	487
*	Engility Holdings Inc.	15,591	484
	TeleTech Holdings Inc.	11,995	476
*	Atkore International Group Inc.	28,354	472
*	International Seaways Inc.	25,423	469
	LSC Communications Inc.	28,912	466
	Gorman-Rupp Co.	15,270	465
*	Thermon Group Holdings Inc.	27,867	460
^	Teekay Corp.	46,685	430
*	Textainer Group Holdings Ltd.	23,454	416
*	CAI International Inc.	13,365	414
^,*	Plug Power Inc.	193,201	413
	Ennis Inc.	21,610	413
^	Nordic American Tankers Ltd.	86,409	410
*	InnerWorkings Inc.	39,118	410
^,*	Scorpio Bulkers Inc.	50,772	409
*	Wesco Aircraft Holdings Inc.	48,189	405
	VSE Corp.	7,468	389
	Essendant Inc.	32,325	383
*	YRC Worldwide Inc.	28,559	382
	Mesa Laboratories Inc.	2,767	378
	Titan International Inc.	43,072	370
*	DXP Enterprises Inc.	13,624	369
	Kforce Inc.	20,267	365
*	Echo Global Logistics Inc.	23,844	362
*	MYR Group Inc.	13,816	357
	Forrester Research Inc.	8,695	354
*	NV5 Global Inc.	6,848	330
^	Frontline Ltd.	66,425	324
	Resources Connection Inc.	24,761	316
	Barrett Business Services Inc.	6,110	315
*	Team Inc.	25,312	313
*	GP Strategies Corp.	10,855	310
	Park-Ohio Holdings Corp.	7,620	304
	Heidrick & Struggles International Inc.	15,864	290
*	Mistras Group Inc.	14,961	283
	Hackett Group Inc.	20,673	282
*	Hudson Technologies Inc.	31,686	282
*	Vicor Corp.	14,482	282
^	REV Group Inc.	10,900	275
	Spartan Motors Inc.	29,546	272

26

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	CRA International Inc.	7,213	271
*	Vectrus Inc.	9,462	270
*	Sterling Construction Co. Inc.	22,215	262
	NACCO Industries Inc. Class A	3,524	255
	Supreme Industries Inc. Class A	12,025	252
*	Ducommun Inc.	9,096	250
	DHT Holdings Inc.	66,583	250
*	Covenant Transportation Group Inc. Class A	10,261	246
*	Heritage-Crystal Clean Inc.	12,265	239
	Miller Industries Inc.	9,525	239
*	ServiceSource International Inc.	65,565	231
	Bristow Group Inc.	27,982	231
^,*	Daseke Inc.	17,557	230
^	American Railcar Industries Inc.	6,280	226
	Powell Industries Inc.	7,628	217
*	Titan Machinery Inc.	16,062	207
^,*	Energy Recovery Inc.	31,370	204
*	Willdan Group Inc.	6,486	201
*	Great Lakes Dredge & Dock Corp.	49,133	199
	Marlin Business Services Corp.	7,592	198
	Costamare Inc.	31,575	198
*	Roadrunner Transportation Systems Inc.	26,422	197
*	Ardmore Shipping Corp.	24,255	196
	CECO Environmental Corp.	25,807	193
*	Vishay Precision Group Inc.	8,779	192
	FreightCar America Inc.	10,503	191
^	Advanced Emissions Solutions Inc.	18,145	188
	Hurco Cos. Inc.	5,295	186
^,*	Gener8 Maritime Inc.	40,804	184
*	Rush Enterprises Inc. Class B	4,613	178
*	Neff Corp. Class A	6,985	174
*	Maxwell Technologies Inc.	31,285	174
*	Layne Christensen Co.	15,612	168
	Graham Corp.	8,264	166
*	Radiant Logistics Inc.	32,361	163
*	HC2 Holdings Inc.	35,233	161
^,*	Energous Corp.	16,271	154
*	Eagle Bulk Shipping Inc.	33,060	150
^	Teekay Tankers Ltd. Class A	105,244	148
	Allied Motion Technologies Inc.	5,729	145
*	Orion Group Holdings Inc.	23,414	141
*	Hill International Inc.	29,510	140
	Preformed Line Products Co.	2,633	138
	Hardinge Inc.	10,016	137
*	Safe Bulkers Inc.	41,415	134
*	Commercial Vehicle Group Inc.	21,766	129
*	Twin Disc Inc.	7,348	128
*	Liquidity Services Inc.	22,179	126
*	IES Holdings Inc.	7,499	124
	Universal Logistics Holdings Inc.	7,210	120
*	Navios Maritime Holdings Inc.	77,301	119
*	Blue Bird Corp.	6,253	114
*	Dorian LPG Ltd.	16,303	112
*	PHI Inc.	10,085	111
*	Gencor Industries Inc.	7,010	108
*	Aqua Metals Inc.	14,389	107
*	Information Services Group Inc.	28,028	105
*	StarTek Inc.	8,725	104
^	EnviroStar Inc.	3,016	100
	BG Staffing Inc.	5,940	96
*	Babcock & Wilcox Enterprises Inc.	42,333	96
*	Ascent Capital Group Inc. Class A	9,521	95
*	Genco Shipping & Trading Ltd.	6,610	92
	Navios Maritime Acquisition Corp.	71,004	89

27

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Overseas Shipholding Group Inc. Class A	39,152	88
*	DHI Group Inc.	42,006	82
^,*	ExOne Co.	9,628	78
*	Napco Security Technologies Inc.	9,701	76
*	Willis Lease Finance Corp.	2,976	71
			223,989
Technology (14.2%)
*	GrubHub Inc.	73,978	4,223
*	Aspen Technology Inc.	64,690	4,092
	MKS Instruments Inc.	46,447	3,825
	Monolithic Power Systems Inc.	34,407	3,486
	Blackbaud Inc.	41,099	3,469
*	EPAM Systems Inc.	42,508	3,457
*	Proofpoint Inc.	36,932	3,389
*	Tech Data Corp.	30,233	3,334
*	Cirrus Logic Inc.	55,598	3,224
*	Paycom Software Inc.	42,469	3,169
*	Entegris Inc.	122,387	3,115
	SYNNEX Corp.	24,995	2,990
*	Lumentum Holdings Inc.	52,459	2,982
^,*	ViaSat Inc.	45,880	2,918
*	Integrated Device Technology Inc.	115,407	2,852
*	Yelp Inc. Class A	66,764	2,844
	Science Applications International Corp.	37,723	2,787
*	Silicon Laboratories Inc.	36,130	2,742
*	CACI International Inc. Class A	21,033	2,730
*	Ciena Corp.	121,383	2,623
*	NetScout Systems Inc.	76,487	2,505
*	Ellie Mae Inc.	29,156	2,419
*	Sanmina Corp.	63,574	2,381
*	Finisar Corp.	95,917	2,316
*	Zendesk Inc.	83,502	2,288
*	ACI Worldwide Inc.	100,363	2,284
*	RingCentral Inc. Class A	53,633	2,271
*	RealPage Inc.	50,448	2,174
*	iRobot Corp.	22,777	2,173
*	Verint Systems Inc.	53,812	2,136
	InterDigital Inc.	29,807	2,127
*	HubSpot Inc.	28,902	2,120
*	Semtech Corp.	55,785	2,097
	Vishay Intertechnology Inc.	115,829	2,050
*	Cree Inc.	84,058	2,045
*	CommVault Systems Inc.	33,381	2,038
*	Viavi Solutions Inc.	196,765	1,976
*	Mercury Systems Inc.	40,253	1,942
*	VeriFone Systems Inc.	95,734	1,893
*	II-VI Inc.	52,111	1,868
	TiVo Corp.	100,806	1,845
*	Anixter International Inc.	24,935	1,840
*	Rogers Corp.	15,497	1,837
*	DigitalGlobe Inc.	53,108	1,827
	Pegasystems Inc.	31,502	1,813
	Power Integrations Inc.	24,649	1,796
*	Envestnet Inc.	36,938	1,642
*	MACOM Technology Solutions Holdings Inc.	34,883	1,589
*	Acxiom Corp.	67,170	1,564
*	Twilio Inc. Class A	53,407	1,564
*	Cornerstone OnDemand Inc.	44,613	1,561
	Brooks Automation Inc.	59,038	1,539
*	Ambarella Inc.	27,851	1,515
*	Plexus Corp.	28,841	1,502
*	Callidus Software Inc.	55,294	1,424
*	Benchmark Electronics Inc.	42,926	1,395
*	Inphi Corp.	36,061	1,381

28

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Progress Software Corp.	40,805	1,370
*	Gigamon Inc.	30,995	1,331
*	NETGEAR Inc.	27,668	1,328
^	Diebold Nixdorf Inc.	64,821	1,326
*	Box Inc.	67,354	1,321
*	BroadSoft Inc.	26,552	1,316
*	Groupon Inc. Class A	293,676	1,304
*	Imperva Inc.	28,945	1,292
*	Qualys Inc.	27,140	1,289
	Methode Electronics Inc.	30,701	1,256
*	Rambus Inc.	94,976	1,232
*	Synaptics Inc.	29,619	1,231
*	Insight Enterprises Inc.	30,556	1,225
	Plantronics Inc.	28,586	1,219
*	New Relic Inc.	25,337	1,214
*	Fabrinet	31,111	1,208
	Ebix Inc.	20,768	1,198
*	Pure Storage Inc. Class A	80,453	1,198
^,*	Oclaro Inc.	142,180	1,196
^,*	Ubiquiti Networks Inc.	19,991	1,191
^,*	3D Systems Corp.	94,004	1,181
	Xperi Corp.	41,983	1,144
*	TTM Technologies Inc.	79,307	1,129
*	MaxLinear Inc.	51,684	1,116
*	Knowles Corp.	75,637	1,110
	CSG Systems International Inc.	28,588	1,107
*	Q2 Holdings Inc.	27,085	1,100
*	Novanta Inc.	27,682	1,082
*	Extreme Networks Inc.	94,349	1,078
*	MicroStrategy Inc. Class A	8,156	1,052
*	Infinera Corp.	123,986	1,049
*	Bottomline Technologies de Inc.	34,381	1,042
*	Stratasys Ltd.	43,215	967
*	Five9 Inc.	44,614	959
*	ePlus Inc.	11,345	950
*	KEMET Corp.	39,489	944
*	FormFactor Inc.	62,228	940
^,*	Applied Optoelectronics Inc.	15,873	938
*	Diodes Inc.	33,004	929
	ADTRAN Inc.	41,991	928
*	TrueCar Inc.	54,084	917
	NIC Inc.	54,901	898
*	Super Micro Computer Inc.	33,691	897
	ManTech International Corp. Class A	22,272	896
*	SPS Commerce Inc.	14,410	878
*	Virtusa Corp.	23,920	869
*	GTT Communications Inc.	26,439	839
*	Web.com Group Inc.	33,163	839
*	ScanSource Inc.	21,184	831
*	Blucora Inc.	35,658	813
*	Alarm.com Holdings Inc.	17,555	789
*	Coupa Software Inc.	25,766	785
^,*	Acacia Communications Inc.	15,978	780
*	Amkor Technology Inc.	88,059	773
*	Veeco Instruments Inc.	40,591	767
*	MINDBODY Inc. Class A	31,846	753
*	CEVA Inc.	18,528	751
*	Inovalon Holdings Inc. Class A	54,195	734
*	Hortonworks Inc.	41,377	703
	AVX Corp.	39,810	695
*	Vocera Communications Inc.	24,163	673
*	Nutanix Inc.	30,097	662
*	Ultra Clean Holdings Inc.	28,450	656
	Monotype Imaging Holdings Inc.	35,949	656

29

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Cray Inc.	34,684	654
*	Varonis Systems Inc.	16,534	642
*	LivePerson Inc.	46,860	628
	CTS Corp.	27,642	622
*	Synchronoss Technologies Inc.	36,880	619
*	Lattice Semiconductor Corp.	106,088	599
*	Rudolph Technologies Inc.	26,988	599
*	PROS Holdings Inc.	22,694	598
^,*	Impinj Inc.	15,568	595
*	Bankrate Inc.	40,821	565
*	Evolent Health Inc. Class A	33,344	557
*	CalAmp Corp.	29,887	554
*	CommerceHub Inc.	25,987	552
*	Perficient Inc.	29,682	543
*	Axcelis Technologies Inc.	25,958	543
*	Nanometrics Inc.	20,799	536
*	Barracuda Networks Inc.	21,750	527
	Syntel Inc.	28,550	516
*	Loral Space & Communications Inc.	11,059	502
*	IXYS Corp.	21,622	497
*	Silver Spring Networks Inc.	36,146	458
*	Photronics Inc.	57,793	457
*	Xcerra Corp.	46,259	454
*	ShoreTel Inc.	59,057	440
*	Kimball Electronics Inc.	22,958	437
	Cohu Inc.	23,217	436
*	Workiva Inc.	21,458	433
*	Carbonite Inc.	21,350	427
*	Benefitfocus Inc.	13,730	424
^,*	Tucows Inc. Class A	7,774	411
	Comtech Telecommunications Corp.	19,841	388
*	Endurance International Group Holdings Inc.	50,124	386
*	PDF Solutions Inc.	24,142	367
*	Bazaarvoice Inc.	72,053	342
*	Everbridge Inc.	14,656	340
*	Quantenna Communications Inc.	18,263	339
*	Actua Corp.	26,388	338
*	Unisys Corp.	43,543	337
*	Electro Scientific Industries Inc.	27,293	336
*	VASCO Data Security International Inc.	26,182	329
^,*	Glu Mobile Inc.	89,812	327
	NVE Corp.	4,122	313
*	Internap Corp.	69,052	309
*	Rapid7 Inc.	18,030	304
	Park Electrochemical Corp.	16,650	302
*	KeyW Holding Corp.	41,665	298
*	Appfolio Inc.	6,892	296
	Daktronics Inc.	30,685	295
*	Blackline Inc.	9,484	293
	QAD Inc. Class A	8,512	287
*	MuleSoft Inc. Class A	13,051	284
*	Sonus Networks Inc.	41,049	284
*	A10 Networks Inc.	42,364	277
*	Apptio Inc. Class A	15,349	273
*	Model N Inc.	20,154	273
*	Mitek Systems Inc.	26,665	271
*	Digimarc Corp.	8,627	267
*	Okta Inc.	9,600	259
*	Alpha & Omega Semiconductor Ltd.	16,194	257
	PC Connection Inc.	10,003	255
*	ChannelAdvisor Corp.	21,911	254
	American Software Inc. Class A	22,919	252
*	AXT Inc.	32,173	251
*	Zix Corp.	46,250	246

30

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	CommerceHub Inc. Class A	10,961	243
	Systemax Inc.	9,938	243
*	pdvWireless Inc.	8,186	239
^,*	Cloudera Inc.	12,044	234
*	Ichor Holdings Ltd.	10,114	231
*	Limelight Networks Inc.	64,278	231
^,*	Presidio Inc.	16,423	228
*	Meet Group Inc.	57,876	227
*	DSP Group Inc.	18,895	225
*	Harmonic Inc.	68,571	223
*	Kopin Corp.	53,265	214
	Bel Fuse Inc. Class B	8,315	212
*	EMCORE Corp.	23,260	212
*	Digi International Inc.	22,884	211
*	Brightcove Inc.	29,344	207
*	Sigma Designs Inc.	32,455	203
*	Sparton Corp.	8,348	193
*	Immersion Corp.	25,197	184
*	USA Technologies Inc.	33,712	184
*	Calix Inc.	37,179	182
*	Alteryx Inc. Class A	7,678	181
*	MobileIron Inc.	47,402	180
^,*	VirnetX Holding Corp.	43,926	176
*	Exa Corp.	12,015	172
*	Telenav Inc.	26,453	172
*	TechTarget Inc.	16,912	168
*	NeoPhotonics Corp.	27,952	164
*	KVH Industries Inc.	13,485	159
*	Intevac Inc.	16,712	152
*	Rubicon Project Inc.	38,405	144
*	Upland Software Inc.	6,244	144
*	Ooma Inc.	14,596	143
^,*	Park City Group Inc.	11,307	142
*	Amber Road Inc.	17,344	140
*	Acacia Research Corp.	42,849	139
^,*	MicroVision Inc.	58,707	139
*	Agilysys Inc.	13,263	136
^,*	Yext Inc.	10,478	136
*	Global Eagle Entertainment Inc.	44,092	136
*	Guidance Software Inc.	19,232	136
	Reis Inc.	7,830	134
*	Quantum Corp.	24,061	133
*	Iteris Inc.	20,285	130
*	Avid Technology Inc.	28,918	128
*	Clearfield Inc.	10,077	123
*	ARC Document Solutions Inc.	34,599	122
*	Pixelworks Inc.	24,518	118
	Simulations Plus Inc.	8,108	118
*	PCM Inc.	8,640	114
*	Aerohive Networks Inc.	27,197	94
*	CyberOptics Corp.	5,914	90
*	RealNetworks Inc.	21,010	84
*	GSI Technology Inc.	12,281	82
*	Rocket Fuel Inc.	30,437	79
^,*	Revolution Lighting Technologies Inc.	10,590	78
*	Leaf Group Ltd.	10,198	72
*	SecureWorks Corp. Class A	6,996	72
*	Pendrell Corp.	10,284	70
^,*	Akoustis Technologies Inc.	7,486	50
*	Radisys Corp.	31,927	50
^,*	Ominto Inc.	11,206	36
^,*	Veritone Inc.	2,162	34
*	Majesco	4,775	24

31

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Appian Corp.	990	23
			235,329
Utilities (5.0%)
	IDACORP Inc.	43,574	3,877
	WGL Holdings Inc.	44,173	3,722
	Portland General Electric Co.	77,119	3,664
	ALLETE Inc.	44,098	3,410
	ONE Gas Inc.	45,017	3,387
	Southwest Gas Holdings Inc.	40,930	3,255
	Black Hills Corp.	46,102	3,245
	New Jersey Resources Corp.	74,108	3,235
	Spire Inc.	40,685	3,112
	j2 Global Inc.	40,050	3,015
	PNM Resources Inc.	68,745	2,915
	Avista Corp.	55,426	2,849
	NorthWestern Corp.	41,946	2,530
	South Jersey Industries Inc.	68,744	2,467
	Ormat Technologies Inc.	34,101	1,959
	El Paso Electric Co.	34,764	1,931
	MGE Energy Inc.	30,075	1,913
	Cogent Communications Holdings Inc.	35,678	1,663
	Northwest Natural Gas Co.	24,411	1,619
	California Water Service Group	41,266	1,545
	American States Water Co.	31,196	1,538
	Pattern Energy Group Inc. Class A	60,405	1,517
	Shenandoah Telecommunications Co.	40,156	1,448
*	Vonage Holdings Corp.	172,726	1,434
	Otter Tail Corp.	33,757	1,411
*	Straight Path Communications Inc. Class B	7,377	1,317
	Chesapeake Utilities Corp.	13,672	1,086
*	8x8 Inc.	76,346	1,080
	Consolidated Communications Holdings Inc.	55,734	1,028
	NRG Yield Inc.	54,530	1,009
*	General Communication Inc. Class A	23,006	992
^,*	Frontier Communications Corp.	67,999	916
*	Dynegy Inc.	95,566	900
	West Corp.	37,370	873
*	Iridium Communications Inc.	72,437	804
	SJW Group	13,945	774
	Cincinnati Bell Inc.	36,295	764
^,*	Globalstar Inc.	383,918	737
^,*	Gogo Inc.	49,266	690
*	Boingo Wireless Inc.	31,406	647
*	ORBCOMM Inc.	56,637	626
	Unitil Corp.	12,013	599
	NRG Yield Inc. Class A	30,110	548
	ATN International Inc.	8,974	544
	Middlesex Water Co.	13,752	522
	Connecticut Water Service Inc.	9,566	519
	York Water Co.	11,107	365
*	Lumos Networks Corp.	18,984	341
	Windstream Holdings Inc.	164,788	341
	Spok Holdings Inc.	17,624	295
	Artesian Resources Corp. Class A	6,788	252
*	Atlantic Power Corp.	99,148	243
	IDT Corp. Class B	15,032	221
	Delta Natural Gas Co. Inc.	5,960	183
	Spark Energy Inc. Class A	9,980	158
*	Hawaiian Telcom Holdco Inc.	5,171	157
*	AquaVenture Holdings Ltd.	10,036	152
	Consolidated Water Co. Ltd.	12,653	151
	RGC Resources Inc.	5,472	151
*	Intelsat SA	31,366	121
*	Pure Cycle Corp.	14,471	105

32

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2017

				Market
				Value
			Shares	($000)
^ Global Water Resources Inc.			8,765	84
Genie Energy Ltd. Class B			11,700	72
				83,028
Total Common Stocks (Cost $1,532,028)				1,655,830

	Coupon
Temporary Cash Investments (1.7%) [1]
Money Market Fund (1.7%)
4,5 Vanguard Market Liquidity Fund	1.224%		287,457	28,751

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.0%)
6 United States Treasury Bill	0.929%	9/21/17	300	300
Total Temporary Cash Investments (Cost $29,048)				29,051
Total Investments (101.5%) (Cost $1,561,076)				1,684,881
Other Assets and Liabilities—Net (-1.5%)[5]				(25,553)
Net Assets (100%)				1,659,328

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $25,121,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 1.5%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $26,702,000 of collateral received for securities on loan, of which $139,000 is held in cash.
6 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

33

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)

Common Stocks (99.1%)[1]
Consumer Discretionary (10.8%)
	Aaron's Inc.	21,258	941
	ILG Inc.	32,090	847
	Office Depot Inc.	171,540	736
	Meredith Corp.	13,376	727
*	Adtalem Global Education Inc.	20,998	718
	American Eagle Outfitters Inc.	54,221	648
*	TRI Pointe Group Inc.	50,324	641
*	Deckers Outdoor Corp.	9,892	632
^,*	Cars.com Inc.	24,163	625
	Dana Inc.	25,402	611
	Cooper Tire & Rubber Co.	17,836	599
*	Meritor Inc.	28,138	559
*	Penn National Gaming Inc.	24,706	548
	Travelport Worldwide Ltd.	33,219	503
*	Meritage Homes Corp.	12,189	496
	KB Home	21,833	467
*	Cooper-Standard Holdings Inc.	4,611	464
*	Helen of Troy Ltd.	5,042	455
	Time Inc.	33,308	438
	Callaway Golf Co.	31,323	437
*	MSG Networks Inc.	20,192	433
*	American Axle & Manufacturing Holdings Inc.	28,336	414
	Group 1 Automotive Inc.	6,759	406
	DSW Inc. Class A	21,812	404
*	Hertz Global Holdings Inc.	18,575	404
^,*	JC Penney Co. Inc.	103,338	400
*	Vista Outdoor Inc.	19,396	398
*	G-III Apparel Group Ltd.	14,404	396
*	Belmond Ltd. Class A	29,759	379
	Caleres Inc.	13,924	376
	Scholastic Corp.	9,389	370
	Columbia Sportswear Co.	6,267	359
*	Fitbit Inc. Class A	59,115	356
*	Central Garden & Pet Co. Class A	10,421	355
*	EW Scripps Co. Class A	19,175	343
*	La Quinta Holdings Inc.	21,413	338
	Gannett Co. Inc.	38,728	329
*	Liberty TripAdvisor Holdings Inc. Class A	24,591	328
	Chico's FAS Inc.	42,589	327
	Dillard's Inc. Class A	5,136	312
	Guess? Inc.	19,862	309
*	Caesars Acquisition Co. Class A	16,256	303
	International Speedway Corp. Class A	8,467	302
^	Abercrombie & Fitch Co.	23,241	296
	MDC Holdings Inc.	8,292	259
^	AMC Entertainment Holdings Inc. Class A	18,759	251
	Ethan Allen Interiors Inc.	8,408	246
	New Media Investment Group Inc.	17,197	237
	La-Z-Boy Inc.	9,111	217
*	Career Education Corp.	22,249	214
*	K12 Inc.	11,206	201
	Jack in the Box Inc.	2,129	199
	Oxford Industries Inc.	3,388	196
*	Caesars Entertainment Corp.	16,277	189
	Rent-A-Center Inc.	14,659	177
*	Laureate Education Inc. Class A	12,109	177
*	Express Inc.	26,043	166
*	Motorcar Parts of America Inc.	6,283	165
	Sonic Automotive Inc. Class A	9,080	164
*	M/I Homes Inc.	6,590	162
*	Beazer Homes USA Inc.	10,649	159

34

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Del Taco Restaurants Inc.	11,261	159
*	William Lyon Homes Class A	6,609	159
	Barnes & Noble Inc.	20,087	156
*	Regis Corp.	11,604	154
*	Stoneridge Inc.	9,226	153
	Haverty Furniture Cos. Inc.	6,427	151
	National Presto Industries Inc.	1,501	149
	Tower International Inc.	6,591	148
	New York Times Co. Class A	7,817	146
	Viad Corp.	2,637	145
*	Fiesta Restaurant Group Inc.	8,254	144
	Sonic Corp.	6,013	141
	Buckle Inc.	9,687	137
	Tailored Brands Inc.	11,591	137
*	Genesco Inc.	6,424	136
*	Century Communities Inc.	5,969	135
	Movado Group Inc.	4,817	134
*	MDC Partners Inc. Class A	13,094	134
*	Monarch Casino & Resort Inc.	3,723	132
*	Carrols Restaurant Group Inc.	11,564	126
	Acushnet Holdings Corp.	7,667	126
	Brinker International Inc.	4,009	125
	Inter Parfums Inc.	3,153	124
*	Party City Holdco Inc.	8,747	122
*	Ascena Retail Group Inc.	59,464	121
	Standard Motor Products Inc.	2,737	121
	Superior Industries International Inc.	8,174	120
*	Fossil Group Inc.	14,285	118
	Bassett Furniture Industries Inc.	3,282	118
*	Central European Media Enterprises Ltd. Class A	28,334	118
	Flexsteel Industries Inc.	2,584	118
	Pier 1 Imports Inc.	27,522	115
	National CineMedia Inc.	20,922	113
	Finish Line Inc. Class A	13,460	112
*	Conn's Inc.	6,332	110
*	Gray Television Inc.	7,659	110
*	Houghton Mifflin Harcourt Co.	10,724	109
	Emerald Expositions Events Inc.	4,986	108
*	Central Garden & Pet Co.	3,049	107
*	Pinnacle Entertainment Inc.	5,474	107
	Johnson Outdoors Inc. Class A	1,667	106
*	Del Frisco's Restaurant Group Inc.	7,522	105
	Cato Corp. Class A	7,819	103
*	American Public Education Inc.	5,448	101
	Marriott Vacations Worldwide Corp.	853	99
*	Biglari Holdings Inc.	331	99
*	Iconix Brand Group Inc.	17,264	96
*	Perry Ellis International Inc.	4,417	96
	Entercom Communications Corp. Class A	9,029	93
	Citi Trends Inc.	4,981	90
*	Hibbett Sports Inc.	7,155	88
*	LGI Homes Inc.	2,032	86
	DineEquity Inc.	2,152	86
^,*	Carvana Co.	4,781	85
*	Gentherm Inc.	2,714	85
	West Marine Inc.	6,437	83
	Speedway Motorsports Inc.	3,948	82
	CSS Industries Inc.	3,031	81
	Shoe Carnival Inc.	4,015	81
*	Daily Journal Corp.	381	80
*	El Pollo Loco Holdings Inc.	7,002	79
*	Zumiez Inc.	6,353	79
*	FTD Cos. Inc.	5,819	78
	Carriage Services Inc. Class A	3,180	78

35

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Boyd Gaming Corp.	2,680	71
*	Potbelly Corp.	5,828	70
*	Denny's Corp.	5,841	70
^	Fred's Inc. Class A	11,771	70
*	Reading International Inc. Class A	4,325	68
*	QuinStreet Inc.	12,599	67
*	Barnes & Noble Education Inc.	12,989	67
	RCI Hospitality Holdings Inc.	2,826	66
*	Golden Entertainment Inc.	2,857	65
*	America's Car-Mart Inc.	1,689	65
*	Crocs Inc.	7,249	65
*	Overstock.com Inc.	2,899	64
*	Hemisphere Media Group Inc. Class A	4,906	64
*	Zoe's Kitchen Inc.	4,911	63
*	Vera Bradley Inc.	6,953	63
	Libbey Inc.	7,672	63
*	Kirkland's Inc.	5,287	61
*	Hovnanian Enterprises Inc. Class A	32,931	60
	Lifetime Brands Inc.	3,361	58
*	MarineMax Inc.	3,562	58
*	1-800-Flowers.com Inc. Class A	6,243	56
*	VOXX International Corp. Class A	6,902	56
*	Lands' End Inc.	4,577	56
	Big 5 Sporting Goods Corp.	7,235	55
	Weyco Group Inc.	1,972	54
	Saga Communications Inc. Class A	1,290	53
*	Clarus Corp.	7,093	51
*	Century Casinos Inc.	7,267	50
	Winnebago Industries Inc.	1,335	48
	Tilly's Inc. Class A	4,361	48
*	Revlon Inc. Class A	2,823	48
	Clear Channel Outdoor Holdings Inc. Class A	12,273	47
*	Delta Apparel Inc.	2,354	46
^,*	Eros International plc	4,690	46
*	Rosetta Stone Inc.	4,819	44
*	J Alexander's Holdings Inc.	4,442	44
*	Ruby Tuesday Inc.	20,415	44
*	Build-A-Bear Workshop Inc.	4,621	43
	Escalade Inc.	3,493	42
*	Sequential Brands Group Inc.	13,690	42
*	New Home Co. Inc.	4,039	42
*	Fogo De Chao Inc.	3,240	41
*	Red Lion Hotels Corp.	5,765	40
*	Vitamin Shoppe Inc.	7,477	40
*	XO Group Inc.	2,130	40
*	tronc Inc.	2,488	36
^,*	Cogint Inc.	7,282	36
*	ZAGG Inc.	2,773	35
*	Gaia Inc. Class A	3,018	34
*	Boot Barn Holdings Inc.	4,113	33
*	Drive Shack Inc.	11,069	30
	Liberty Tax Inc.	2,135	29
*	Townsquare Media Inc. Class A	2,765	28
^,*	Sears Holdings Corp.	3,313	27
	Marcus Corp.	1,087	27
	Salem Media Group Inc. Class A	3,834	23
*	Weight Watchers International Inc.	483	23
*	Container Store Group Inc.	5,525	22
*	Cambium Learning Group Inc.	3,609	21
	Capella Education Co.	254	17
	Beasley Broadcast Group Inc. Class A	1,675	17
*	Red Robin Gourmet Burgers Inc.	239	14
*	Franklin Covey Co.	689	13
*	Empire Resorts Inc.	509	12

36

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* At Home Group Inc.	379	9
* WideOpenWest Inc.	490	8
* Bridgepoint Education Inc.	861	8
* Eastman Kodak Co.	922	7
		34,428
Consumer Staples (2.3%)
Snyder's-Lance Inc.	28,976	1,029
Sanderson Farms Inc.	6,785	1,001
* United Natural Foods Inc.	16,976	590
Fresh Del Monte Produce Inc.	11,084	521
Universal Corp.	8,302	475
* Cal-Maine Foods Inc.	10,355	377
Vector Group Ltd.	16,976	367
* Hostess Brands Inc. Class A	25,424	339
Dean Foods Co.	28,757	316
SpartanNash Co.	12,430	306
Andersons Inc.	8,946	285
* Diplomat Pharmacy Inc.	16,178	271
* SUPERVALU Inc.	13,050	261
GNC Holdings Inc. Class A	23,073	191
Weis Markets Inc.	3,240	143
Omega Protein Corp.	7,531	119
Ingles Markets Inc. Class A	4,775	105
* Farmer Brothers Co.	2,991	97
* Cadiz Inc.	7,181	88
Tootsie Roll Industries Inc.	1,798	67
* Seneca Foods Corp. Class A	2,175	65
Limoneira Co.	2,799	63
Village Super Market Inc. Class A	2,453	57
* Smart & Final Stores Inc.	7,780	55
Nature's Sunshine Products Inc.	3,699	39
Alico Inc.	1,016	33
^ Orchids Paper Products Co.	3,105	32
MGP Ingredients Inc.	524	29
* Natural Grocers by Vitamin Cottage Inc.	3,327	19
* Chefs' Warehouse Inc.	551	9
		7,349
Energy (5.6%)
* PDC Energy Inc.	22,074	868
* Callon Petroleum Co.	67,109	695
Golar LNG Ltd.	32,026	694
Delek US Holdings Inc.	26,307	650
* Peabody Energy Corp.	20,969	608
Arch Coal Inc. Class A	7,330	585
* McDermott International Inc.	94,587	581
* Oasis Petroleum Inc.	79,547	581
SemGroup Corp. Class A	22,094	568
* Dril-Quip Inc.	12,839	482
* SRC Energy Inc.	60,110	474
* Ultra Petroleum Corp.	59,554	464
^ Ensco plc Class A	102,994	438
* NOW Inc.	35,724	417
* Superior Energy Services Inc.	50,515	416
* C&J Energy Services Inc.	15,734	397
* Rowan Cos. plc Class A	39,478	385
* Oil States International Inc.	17,276	376
* TerraForm Power Inc. Class A	26,866	375
* Exterran Corp.	10,799	300
* Helix Energy Solutions Group Inc.	46,748	293
* Unit Corp.	17,533	279
* Noble Corp. plc	81,151	265
* Forum Energy Technologies Inc.	22,769	264
* Diamond Offshore Drilling Inc.	21,770	247
Archrock Inc.	23,710	242

37

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Green Plains Inc.	12,786	237
*	Newpark Resources Inc.	28,824	232
*	SunCoke Energy Inc.	21,995	205
*	SandRidge Energy Inc.	11,802	203
*	Resolute Energy Corp.	6,811	201
*	Sunrun Inc.	28,757	193
*	SunPower Corp. Class A	20,295	179
*	REX American Resources Corp.	1,955	169
*	Bonanza Creek Energy Inc.	6,461	168
*	Atwood Oceanics Inc.	25,141	165
	Warrior Met Coal Inc.	5,790	158
*	Stone Energy Corp.	6,399	155
*	Renewable Energy Group Inc.	12,798	155
*	TerraForm Global Inc. Class A	30,476	154
*	Denbury Resources Inc.	129,079	137
*	Halcon Resources Corp.	21,067	130
^,*	California Resources Corp.	14,690	115
*	Par Pacific Holdings Inc.	6,301	112
*	Clean Energy Fuels Corp.	47,021	112
	CVR Energy Inc.	5,159	111
^	Frank's International NV	17,209	108
*	Matrix Service Co.	9,061	107
*	Natural Gas Services Group Inc.	4,279	101
*	Energy XXI Gulf Coast Inc.	8,371	87
*	Flotek Industries Inc.	16,745	87
*	Basic Energy Services Inc.	6,005	86
*	Trecora Resources	6,773	82
*	TETRA Technologies Inc.	39,500	81
*	Cloud Peak Energy Inc.	25,468	80
*	Bill Barrett Corp.	26,031	78
*	WildHorse Resource Development Corp.	6,878	75
*	Green Brick Partners Inc.	7,939	75
*	SEACOR Marine Holdings Inc.	5,596	72
*	Pacific Ethanol Inc.	14,155	71
*	Tesco Corp.	16,045	71
*	Eclipse Resources Corp.	30,101	70
*	Geospace Technologies Corp.	4,531	68
*	Era Group Inc.	6,688	59
*	W&T Offshore Inc.	30,477	58
*	Midstates Petroleum Co. Inc.	3,833	56
	Panhandle Oil and Gas Inc. Class A	2,507	53
	Gulf Island Fabrication Inc.	4,712	53
*	Parker Drilling Co.	46,376	51
^,*	CARBO Ceramics Inc.	7,514	49
*	Ameresco Inc. Class A	6,433	47
*	Vivint Solar Inc.	9,277	44
*	Pioneer Energy Services Corp.	25,632	44
*	SilverBow Resources Inc.	1,908	41
^,*	Approach Resources Inc.	14,829	41
*	Key Energy Services Inc.	3,140	40
*	EP Energy Corp. Class A	13,272	39
*	Contango Oil & Gas Co.	8,408	39
*	Mammoth Energy Services Inc.	2,783	38
*	Independence Contract Drilling Inc.	11,704	38
*	Willbros Group Inc.	15,778	35
*	ProPetro Holding Corp.	2,908	33
*	Earthstone Energy Inc. Class A	3,402	33
	Hallador Energy Co.	5,513	32
	Adams Resources & Energy Inc.	783	27
*	Penn Virginia Corp.	491	19
*	Fairmount Santrol Holdings Inc.	6,029	18
*	Gastar Exploration Inc.	30,446	18
^,*	Ramaco Resources Inc.	1,904	15
*	Jones Energy Inc. Class A	14,270	14

38

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Westmoreland Coal Co.	4,815	11
*	Ring Energy Inc.	904	11
*	Keane Group Inc.	666	9
*	Abraxas Petroleum Corp.	4,188	7
*	Rosehill Resources Inc.	693	4
*	Smart Sand Inc.	740	4
*	NCS Multistage Holdings Inc.	146	3
^	Nordic American Offshore Ltd.	1,376	2
*,2	Global Geophysical Services Inc.	223	—
			17,719
Financial Services (41.6%)
*	MGIC Investment Corp.	124,655	1,427
	Wintrust Financial Corp.	18,672	1,360
	Gramercy Property Trust	43,470	1,324
	Cousins Properties Inc.	141,524	1,323
	IBERIABANK Corp.	17,075	1,308
	Umpqua Holdings Corp.	74,564	1,305
	Healthcare Realty Trust Inc.	38,962	1,297
	CNO Financial Group Inc.	57,720	1,290
	Radian Group Inc.	72,939	1,276
*	Starwood Waypoint Homes	34,111	1,270
	Hancock Holding Co.	28,331	1,245
	Sunstone Hotel Investors Inc.	74,243	1,173
	Investors Bancorp Inc.	87,797	1,149
	United Bankshares Inc.	33,645	1,129
	LaSalle Hotel Properties	38,247	1,085
	Chemical Financial Corp.	23,808	1,081
	Stifel Financial Corp.	22,347	1,067
	UMB Financial Corp.	15,227	1,022
	Fulton Financial Corp.	57,866	1,010
	Sterling Bancorp	44,244	993
	MB Financial Inc.	24,897	990
	Valley National Bancorp	87,380	978
	Selective Insurance Group Inc.	19,361	976
	Sabra Health Care REIT Inc.	44,227	966
	Education Realty Trust Inc.	24,722	955
	First Industrial Realty Trust Inc.	30,666	950
	Washington Federal Inc.	30,320	948
	GEO Group Inc.	32,158	889
	Cathay General Bancorp	24,970	881
	First Citizens BancShares Inc. Class A	2,499	851
	Community Bank System Inc.	16,503	849
	STAG Industrial Inc.	30,073	842
	RLJ Lodging Trust	41,611	840
	BancorpSouth Inc.	28,893	839
	Acadia Realty Trust	28,411	815
	American Equity Investment Life Holding Co.	29,057	807
	South State Corp.	9,731	800
*	Enstar Group Ltd.	3,795	788
	Pebblebrook Hotel Trust	23,267	782
	FirstCash Inc.	12,973	762
	DiamondRock Hospitality Co.	67,648	743
	Old National Bancorp	45,187	739
	Columbia Banking System Inc.	19,656	731
	First Midwest Bancorp Inc.	34,448	726
	CVB Financial Corp.	34,881	722
	Xenia Hotels & Resorts Inc.	35,872	716
	Lexington Realty Trust	72,539	715
	Great Western Bancorp Inc.	19,888	714
	Glacier Bancorp Inc.	21,202	704
	Hope Bancorp Inc.	43,463	702
	Mack-Cali Realty Corp.	30,463	697
	Alexander & Baldwin Inc.	15,726	683
	Monogram Residential Trust Inc.	56,588	679

39

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Trustmark Corp.	22,789	675
International Bancshares Corp.	18,237	656
Invesco Mortgage Capital Inc.	38,125	647
Retail Opportunity Investments Corp.	32,409	643
Kemper Corp.	13,255	635
United Community Banks Inc.	23,846	623
Independent Bank Corp.	8,899	617
Astoria Financial Corp.	31,239	612
Banner Corp.	11,026	608
Capitol Federal Financial Inc.	43,527	597
Hilltop Holdings Inc.	25,049	593
Government Properties Income Trust	31,645	587
National Health Investors Inc.	7,314	586
Argo Group International Holdings Ltd.	9,739	586
Towne Bank	18,866	579
* Genworth Financial Inc. Class A	168,636	578
Renasant Corp.	14,470	576
Apollo Commercial Real Estate Finance Inc.	31,467	569
Kite Realty Group Trust	27,928	562
Washington REIT	16,686	548
First Merchants Corp.	13,828	543
WesBanco Inc.	14,228	540
Simmons First National Corp. Class A	10,011	523
Washington Prime Group Inc.	62,166	519
* FCB Financial Holdings Inc. Class A	11,807	515
Provident Financial Services Inc.	20,679	514
Summit Hotel Properties Inc.	34,578	513
Waddell & Reed Financial Inc. Class A	27,117	505
Chesapeake Lodging Trust	19,712	504
Physicians Realty Trust	26,676	500
Global Net Lease Inc.	22,675	491
First Financial Bancorp	20,478	490
Northwest Bancshares Inc.	31,543	487
Select Income REIT	20,848	484
Horace Mann Educators Corp.	13,712	482
NBT Bancorp Inc.	14,483	475
Employers Holdings Inc.	10,731	452
Union Bankshares Corp.	14,399	451
^ CBL & Associates Properties Inc.	56,196	450
CYS Investments Inc.	50,904	447
CenterState Banks Inc.	18,221	446
Westamerica Bancorporation	8,636	445
Terreno Realty Corp.	12,214	443
Park National Corp.	4,515	436
* Quality Care Properties Inc.	31,591	433
Redwood Trust Inc.	25,872	432
Agree Realty Corp.	8,601	431
* MBIA Inc.	41,822	421
S&T Bancorp Inc.	11,680	420
Kearny Financial Corp.	28,708	406
Boston Private Financial Holdings Inc.	27,541	405
First Commonwealth Financial Corp.	32,085	405
Berkshire Hills Bancorp Inc.	11,908	403
Rexford Industrial Realty Inc.	13,226	397
LTC Properties Inc.	7,975	388
PennyMac Mortgage Investment Trust	22,202	384
Navigators Group Inc.	6,865	383
Hannon Armstrong Sustainable Infrastructure Capital Inc.	16,454	382
Heartland Financial USA Inc.	8,312	378
Capital Bank Financial Corp.	9,765	367
First Busey Corp.	12,585	363
RE/MAX Holdings Inc. Class A	5,921	363
Brookline Bancorp Inc.	24,996	359
* FNFV Group	21,214	357

40

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
AmTrust Financial Services Inc.	28,816	357
Tompkins Financial Corp.	4,698	357
Franklin Street Properties Corp.	35,611	355
American Assets Trust Inc.	8,738	355
Beneficial Bancorp Inc.	23,392	350
AMERISAFE Inc.	6,481	349
Safety Insurance Group Inc.	4,871	348
State Bank Financial Corp.	12,683	341
Ramco-Gershenson Properties Trust	25,800	339
LegacyTexas Financial Group Inc.	9,383	338
WSFS Financial Corp.	7,410	331
Parkway Inc.	14,406	331
* Encore Capital Group Inc.	8,140	328
ARMOUR Residential REIT Inc.	12,348	326
Independent Bank Group Inc.	5,839	325
Ladder Capital Corp. Class A	23,651	325
InfraREIT Inc.	14,418	324
City Holding Co.	5,091	322
^ Seritage Growth Properties Class A	6,700	322
* First BanCorp	55,295	314
FelCor Lodging Trust Inc.	42,797	312
Monmouth Real Estate Investment Corp.	19,179	312
Capstead Mortgage Corp.	31,903	309
First Interstate BancSystem Inc. Class A	8,754	308
United Fire Group Inc.	7,268	306
* BofI Holding Inc.	11,509	305
Nelnet Inc. Class A	6,421	305
* Seacoast Banking Corp. of Florida	13,310	304
Southside Bancshares Inc.	9,317	304
Sandy Spring Bancorp Inc.	7,866	303
First Financial Bankshares Inc.	7,548	302
* St. Joe Co.	15,998	302
* Pacific Premier Bancorp Inc.	8,493	301
Tier REIT Inc.	16,253	299
United Financial Bancorp Inc.	17,074	296
MTGE Investment Corp.	15,327	294
Lakeland Financial Corp.	6,746	293
National Storage Affiliates Trust	13,126	293
* Texas Capital Bancshares Inc.	3,893	289
Enterprise Financial Services Corp.	7,513	287
BancFirst Corp.	5,639	284
Hanmi Financial Corp.	10,644	284
* Ambac Financial Group Inc.	15,379	280
Lakeland Bancorp Inc.	14,975	277
Banco Latinoamericano de Comercio Exterior SA	10,198	275
* iStar Inc.	23,658	275
Infinity Property & Casualty Corp.	3,101	274
Banc of California Inc.	14,758	274
MainSource Financial Group Inc.	8,268	271
Central Pacific Financial Corp.	9,286	269
* Customers Bancorp Inc.	9,476	267
Heritage Financial Corp.	10,021	262
OceanFirst Financial Corp.	10,494	262
Washington Trust Bancorp Inc.	5,092	261
Investors Real Estate Trust	41,538	261
Chatham Lodging Trust	12,813	260
Kennedy-Wilson Holdings Inc.	13,446	260
Stock Yards Bancorp Inc.	7,429	259
Flushing Financial Corp.	9,441	258
Univest Corp. of Pennsylvania	8,786	256
National Western Life Group Inc. Class A	757	253
Piper Jaffray Cos.	4,560	253
First Bancorp	8,171	253
Getty Realty Corp.	9,144	252

41

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Easterly Government Properties Inc.	12,556	252
1st Source Corp.	5,347	250
* HomeStreet Inc.	9,869	249
TrustCo Bank Corp. NY	31,267	247
* Forestar Group Inc.	14,343	247
Stewart Information Services Corp.	6,813	246
TriCo Bancshares	6,857	244
Hersha Hospitality Trust Class A	13,136	244
New Senior Investment Group Inc.	26,362	243
New York Mortgage Trust Inc.	38,058	238
James River Group Holdings Ltd.	5,965	238
Meridian Bancorp Inc.	13,467	237
* Flagstar Bancorp Inc.	7,195	236
Independence Realty Trust Inc.	22,830	235
PJT Partners Inc.	6,011	232
Pennsylvania REIT	23,153	232
Bryn Mawr Bank Corp.	5,582	229
German American Bancorp Inc.	6,993	228
* Greenlight Capital Re Ltd. Class A	10,176	226
NorthStar Realty Europe Corp.	18,214	226
FBL Financial Group Inc. Class A	3,326	226
Community Trust Bancorp Inc.	5,156	219
First Potomac Realty Trust	19,227	214
Oritani Financial Corp.	13,259	213
Northfield Bancorp Inc.	12,993	209
Urstadt Biddle Properties Inc. Class A	9,868	204
Camden National Corp.	5,211	203
Virtus Investment Partners Inc.	1,908	202
Dime Community Bancshares Inc.	10,663	202
Altisource Residential Corp.	16,433	199
Federal Agricultural Mortgage Corp.	2,919	199
CoBiz Financial Inc.	11,568	197
Bridge Bancorp Inc.	6,250	193
Anworth Mortgage Asset Corp.	31,498	191
Meta Financial Group Inc.	2,664	187
Preferred Apartment Communities Inc. Class A	10,275	187
Investment Technology Group Inc.	9,275	186
Horizon Bancorp	7,006	183
* INTL. FCStone Inc.	5,166	183
Great Southern Bancorp Inc.	3,672	183
AG Mortgage Investment Trust Inc.	9,472	183
* Third Point Reinsurance Ltd.	12,958	182
* PRA Group Inc.	6,296	182
Stonegate Bank	3,662	177
QCR Holdings Inc.	4,009	175
Gladstone Commercial Corp.	8,102	173
First of Long Island Corp.	6,475	173
* Nationstar Mortgage Holdings Inc.	10,042	173
National Bank Holdings Corp. Class A	5,357	172
Peoples Bancorp Inc.	5,541	172
* NMI Holdings Inc. Class A	15,818	172
ConnectOne Bancorp Inc.	7,508	171
Bank of NT Butterfield & Son Ltd.	5,163	170
* CU Bancorp	4,734	169
Peapack Gladstone Financial Corp.	5,508	168
Guaranty Bancorp	6,448	166
* Nicolet Bankshares Inc.	3,024	165
Mercantile Bank Corp.	5,437	165
Ashford Hospitality Trust Inc.	26,337	164
Fidelity Southern Corp.	7,413	162
First Defiance Financial Corp.	3,245	159
Four Corners Property Trust Inc.	6,232	158
Whitestone REIT	12,398	155
Maiden Holdings Ltd.	21,099	153

42

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
First Financial Corp.	3,519	153
Southwest Bancorp Inc.	6,037	152
CatchMark Timber Trust Inc. Class A	13,117	151
United Community Financial Corp.	16,599	151
* EZCORP Inc. Class A	16,667	151
Midland States Bancorp Inc.	4,917	150
* World Acceptance Corp.	2,000	150
Heritage Commerce Corp.	10,996	147
Western Asset Mortgage Capital Corp.	13,936	146
First Community Bancshares Inc.	5,543	143
Independent Bank Corp.	6,931	141
* Triumph Bancorp Inc.	5,005	141
Greenhill & Co. Inc.	9,376	141
Waterstone Financial Inc.	7,882	139
* MoneyGram International Inc.	8,813	139
* Cowen Inc. Class A	8,452	137
State Auto Financial Corp.	5,383	133
* Bancorp Inc.	16,951	133
Park Sterling Corp.	11,675	133
Bar Harbor Bankshares	5,046	133
* Eagle Bancorp Inc.	2,123	132
CorEnergy Infrastructure Trust Inc.	4,037	132
Ameris Bancorp	2,975	131
* HomeTrust Bancshares Inc.	5,616	130
NexPoint Residential Trust Inc.	5,529	129
Cedar Realty Trust Inc.	25,397	128
Bank of Marin Bancorp	1,943	127
Financial Institutions Inc.	4,663	127
OneBeacon Insurance Group Ltd. Class A	6,939	126
Bank Mutual Corp.	13,762	126
OFG Bancorp	14,227	124
Fidelity & Guaranty Life	3,942	123
Access National Corp.	4,790	123
Ares Commercial Real Estate Corp.	9,247	122
* Citizens Inc. Class A	16,061	121
Arrow Financial Corp.	3,713	120
One Liberty Properties Inc.	4,990	120
MidWestOne Financial Group Inc.	3,606	119
Republic Bancorp Inc. Class A	3,316	118
* Green Bancorp Inc.	5,882	118
* TriState Capital Holdings Inc.	5,571	116
* Global Indemnity Ltd.	2,851	115
RLI Corp.	2,142	115
Dynex Capital Inc.	15,966	114
CNB Financial Corp.	4,725	114
First Mid-Illinois Bancshares Inc.	3,235	112
Clifton Bancorp Inc.	7,063	111
^ Orchid Island Capital Inc.	11,487	111
Farmers National Banc Corp.	8,088	111
* Republic First Bancorp Inc.	13,041	110
* First Foundation Inc.	6,385	108
Resource Capital Corp.	10,427	108
City Office REIT Inc.	8,367	107
Old Second Bancorp Inc.	9,279	106
WashingtonFirst Bankshares Inc.	3,120	106
* PICO Holdings Inc.	6,488	105
* PCSB Financial Corp.	6,226	105
Sierra Bancorp	4,152	105
Enterprise Bancorp Inc.	3,260	104
Southern National Bancorp of Virginia Inc.	6,159	103
People's Utah Bancorp	3,759	103
American National Bankshares Inc.	2,812	103
Arlington Asset Investment Corp. Class A	7,925	102
National General Holdings Corp.	5,923	102

43

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Tejon Ranch Co.	5,053	101
* Ocwen Financial Corp.	34,262	100
* Atlantic Capital Bancshares Inc.	5,541	99
* FRP Holdings Inc.	2,259	99
Peoples Financial Services Corp.	2,358	98
* Franklin Financial Network Inc.	2,980	97
NewStar Financial Inc.	8,859	95
Farmers Capital Bank Corp.	2,534	95
First Connecticut Bancorp Inc.	3,802	94
West Bancorporation Inc.	4,236	93
* Enova International Inc.	7,788	93
Community Healthcare Trust Inc.	3,475	92
National Bankshares Inc.	2,332	92
First Bancorp Inc.	3,514	91
Citizens & Northern Corp.	4,048	91
^ Farmland Partners Inc.	10,124	90
Heritage Insurance Holdings Inc.	7,868	90
* Veritex Holdings Inc.	3,358	89
* PennyMac Financial Services Inc. Class A	5,142	87
Western New England Bancorp Inc.	8,712	87
Macatawa Bank Corp.	8,958	86
* Safeguard Scientifics Inc.	6,999	85
Pacific Continental Corp.	3,594	85
MedEquities Realty Trust Inc.	7,276	83
* WMIH Corp.	66,703	83
* Equity Bancshares Inc. Class A	2,428	83
First Bancshares Inc.	2,920	82
EMC Insurance Group Inc.	2,936	82
* Farmers & Merchants Bancorp Inc.	1,216	81
Sutherland Asset Management Corp.	5,300	81
Ashford Hospitality Prime Inc.	8,393	81
* On Deck Capital Inc.	16,674	81
Bluerock Residential Growth REIT Inc. Class A	7,943	80
* Ladenburg Thalmann Financial Services Inc.	31,129	80
Territorial Bancorp Inc.	2,646	80
BankFinancial Corp.	4,977	80
GAIN Capital Holdings Inc.	12,585	79
Home Bancorp Inc.	1,963	79
Sun Bancorp Inc.	3,379	79
Capital City Bank Group Inc.	3,812	79
Blue Hills Bancorp Inc.	4,184	78
* National Commerce Corp.	1,953	78
* Southern First Bancshares Inc.	2,184	77
B. Riley Financial Inc.	4,704	77
Ames National Corp.	2,804	76
Summit Financial Group Inc.	3,444	75
Great Ajax Corp.	5,290	75
Cherry Hill Mortgage Investment Corp.	4,048	75
KKR Real Estate Finance Trust Inc.	3,590	75
MutualFirst Financial Inc.	2,091	74
Shore Bancshares Inc.	4,305	71
Old Line Bancshares Inc.	2,575	71
* Regional Management Corp.	3,220	71
Codorus Valley Bancorp Inc.	2,798	70
Northrim BanCorp Inc.	2,335	70
Baldwin & Lyons Inc.	3,179	70
Civista Bancshares Inc.	3,414	69
Penns Woods Bancorp Inc.	1,588	68
Federated National Holding Co.	4,357	68
Central Valley Community Bancorp	3,432	68
First Internet Bancorp	2,122	68
Century Bancorp Inc. Class A	1,006	67
* Paragon Commercial Corp.	1,286	67
* Walker & Dunlop Inc.	1,363	66

44

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Evans Bancorp Inc.	1,588	66
Bear State Financial Inc.	6,242	64
Home BancShares Inc.	2,723	63
EVERTEC Inc.	3,433	63
Orrstown Financial Services Inc.	2,555	62
* Community Bankers Trust Corp.	7,383	62
Jernigan Capital Inc.	3,188	62
Southern Missouri Bancorp Inc.	1,901	62
MBT Financial Corp.	6,069	62
Premier Financial Bancorp Inc.	3,236	61
First Business Financial Services Inc.	2,865	61
* BSB Bancorp Inc.	2,119	60
Owens Realty Mortgage Inc.	3,467	60
Stratus Properties Inc.	2,029	60
Timberland Bancorp Inc.	2,140	59
* AV Homes Inc.	3,793	59
* NI Holdings Inc.	3,532	58
Norwood Financial Corp.	1,313	58
Universal Insurance Holdings Inc.	2,695	58
^ Commerce Union Bancshares Inc.	2,385	57
* SmartFinancial Inc.	2,462	57
SI Financial Group Inc.	3,869	57
LCNB Corp.	3,055	56
Bank of Commerce Holdings	5,333	56
* Cadence BanCorp	2,657	55
* First Northwest Bancorp	3,467	55
* LendingClub Corp.	8,881	55
Oppenheimer Holdings Inc. Class A	3,377	55
FNB Bancorp	1,821	55
Charter Financial Corp.	3,330	54
Tiptree Inc.	8,431	54
Northeast Bancorp	2,495	54
ACNB Corp.	2,051	54
Riverview Bancorp Inc.	6,617	53
C&F Financial Corp.	1,125	53
* Malvern Bancorp Inc.	2,206	53
Associated Capital Group Inc. Class A	1,511	52
Prudential Bancorp Inc.	2,794	52
Bankwell Financial Group Inc.	1,515	51
Independence Holding Co.	2,360	51
Xenith Bankshares Inc.	1,765	51
* Entegra Financial Corp.	2,173	50
Clipper Realty Inc.	4,509	50
Carolina Financial Corp.	1,457	50
County Bancorp Inc.	1,617	49
* Impac Mortgage Holdings Inc.	3,640	48
* Hallmark Financial Services Inc.	4,679	48
Community Financial Corp.	1,362	48
* Howard Bancorp Inc.	2,409	48
Kingstone Cos. Inc.	3,114	47
Donegal Group Inc. Class A	3,028	46
Ohio Valley Banc Corp.	1,403	46
Unity Bancorp Inc.	2,654	46
* Opus Bank	2,048	46
* Sunshine Bancorp Inc.	2,116	46
ESSA Bancorp Inc.	3,007	45
Two River Bancorp	2,477	45
Peoples Bancorp of North Carolina Inc.	1,454	44
HCI Group Inc.	1,127	44
* ASB Bancorp Inc.	968	43
Chemung Financial Corp.	1,051	42
Hingham Institution for Savings	230	42
Ellington Residential Mortgage REIT	2,879	42
Investar Holding Corp.	1,904	42

45

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	United Security Bancshares	4,480	41
	Provident Financial Holdings Inc.	2,139	41
	Middlefield Banc Corp.	899	40
	First Financial Northwest Inc.	2,504	40
*	FB Financial Corp.	1,149	40
*	HarborOne Bancorp Inc.	2,314	40
	Global Medical REIT Inc.	4,694	40
*	Allegiance Bancshares Inc.	1,162	40
*	Pacific Mercantile Bancorp	4,539	39
	Old Point Financial Corp.	1,246	38
	Parke Bancorp Inc.	1,957	38
	GAMCO Investors Inc. Class A	1,287	38
	Blue Capital Reinsurance Holdings Ltd.	2,011	38
*	Capstar Financial Holdings Inc.	2,098	36
*	HRG Group Inc.	2,264	36
	Hamilton Lane Inc. Class A	1,520	36
	First Guaranty Bancshares Inc.	1,341	35
	CareTrust REIT Inc.	1,810	35
	DNB Financial Corp.	1,067	35
	MidSouth Bancorp Inc.	2,871	34
	BCB Bancorp Inc.	2,390	34
*	Atlas Financial Holdings Inc.	1,720	29
*	Elevate Credit Inc.	4,562	29
	RAIT Financial Trust	31,731	26
	Saul Centers Inc.	421	26
	UMH Properties Inc.	1,558	25
*	Provident Bancorp Inc.	1,139	23
	United Insurance Holdings Corp.	1,419	22
	Armada Hoffler Properties Inc.	1,654	22
^,*,2	Wins Finance Holdings Inc.	100	21
	Investors Title Co.	109	19
*	Donnelley Financial Solutions Inc.	804	17
	State National Cos. Inc.	738	15
*	eHealth Inc.	589	14
	Alexander's Inc.	33	14
	Pzena Investment Management Inc. Class A	1,293	13
	California First National Bancorp	694	11
	Oconee Federal Financial Corp.	376	11
	Griffin Industrial Realty Inc.	249	9
*	Transcontinental Realty Investors Inc.	397	8
	Crawford & Co. Class B	773	8
	Medley Management Inc. Class A	1,072	7
	Union Bankshares Inc.	134	6
	Greene County Bancorp Inc.	178	4
*	Redfin Corp.	67	2
	Value Line Inc.	29	—
	Consolidated-Tomoka Land Co.	3	—
			132,245
Health Care (5.8%)
*	Bluebird Bio Inc.	9,174	1,145
*	LivaNova plc	16,252	1,017
*	Allscripts Healthcare Solutions Inc.	60,633	797
*	Horizon Pharma plc	54,549	746
*	Halyard Health Inc.	15,611	707
*	Myriad Genetics Inc.	21,348	651
	Owens & Minor Inc.	20,238	565
*	Impax Laboratories Inc.	24,523	531
*	Integer Holdings Corp.	10,309	474
	CONMED Corp.	9,084	451
*	Five Prime Therapeutics Inc.	9,190	312
*	Momenta Pharmaceuticals Inc.	18,107	305
	Analogic Corp.	4,235	303
*	Retrophin Inc.	12,317	301
*	PharMerica Corp.	10,124	298

46

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Dynavax Technologies Corp.	15,302	275
*	Immunomedics Inc.	20,840	263
*	Acorda Therapeutics Inc.	12,620	263
*	Spectrum Pharmaceuticals Inc.	26,474	258
*	ICU Medical Inc.	1,450	253
*	Community Health Systems Inc.	32,388	247
	National HealthCare Corp.	3,837	239
	Kindred Healthcare Inc.	28,590	232
*	Orthofix International NV	4,648	229
*	Enanta Pharmaceuticals Inc.	5,284	226
*	Emergent BioSolutions Inc.	5,899	220
*	AngioDynamics Inc.	12,313	210
*	Intra-Cellular Therapies Inc. Class A	11,137	205
*	Achillion Pharmaceuticals Inc.	39,583	202
*	AMAG Pharmaceuticals Inc.	11,833	198
*	Sarepta Therapeutics Inc.	4,635	187
*	Prothena Corp. plc	2,953	181
*	Magellan Health Inc.	2,194	178
^,*	Lannett Co. Inc.	9,550	168
*	PDL BioPharma Inc.	51,542	161
*	Tivity Health Inc.	4,033	158
*	REGENXBIO Inc.	6,709	153
*	MacroGenics Inc.	8,041	152
*	Almost Family Inc.	3,060	149
	Invacare Corp.	10,808	146
*	Haemonetics Corp.	3,390	146
*	Triple-S Management Corp. Class B	5,843	144
	Luminex Corp.	7,457	144
*	Atara Biotherapeutics Inc.	8,774	138
	Ensign Group Inc.	6,705	138
*	Alder Biopharmaceuticals Inc.	13,365	131
*	SciClone Pharmaceuticals Inc.	10,610	117
*	Abeona Therapeutics Inc.	8,328	110
*	BioScrip Inc.	35,050	106
*	Intellia Therapeutics Inc.	4,883	103
*	Exactech Inc.	3,361	103
*	Celldex Therapeutics Inc.	41,685	103
*	Quality Systems Inc.	6,430	101
*	Iovance Biotherapeutics Inc.	16,948	97
*	Karyopharm Therapeutics Inc.	9,114	93
*	Tetraphase Pharmaceuticals Inc.	13,032	91
*	Medpace Holdings Inc.	2,533	83
*	Portola Pharmaceuticals Inc.	1,281	81
*	Cross Country Healthcare Inc.	6,526	81
*	BioTime Inc.	26,035	76
*	Acceleron Pharma Inc.	1,910	74
*	Collegium Pharmaceutical Inc.	7,337	74
*	CryoLife Inc.	3,467	72
*	Editas Medicine Inc.	3,306	70
*	Array BioPharma Inc.	7,176	69
*	Medicines Co.	1,829	67
*	HMS Holdings Corp.	3,774	67
*	NantKwest Inc.	10,519	66
*	Chimerix Inc.	13,693	65
*	Epizyme Inc.	3,749	65
*	Novavax Inc.	59,647	63
*	Ardelyx Inc.	11,510	59
*	Stemline Therapeutics Inc.	6,406	58
*	NanoString Technologies Inc.	3,752	58
*	Sientra Inc.	4,928	56
*	Immune Design Corp.	5,186	56
	Computer Programs & Systems Inc.	1,840	55
*	Concert Pharmaceuticals Inc.	3,600	55
*	Dermira Inc.	2,309	54

47

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Adamas Pharmaceuticals Inc.	2,391	50
*	Kindred Biosciences Inc.	6,489	49
*	Voyager Therapeutics Inc.	5,012	48
*	Corvus Pharmaceuticals Inc.	2,903	47
*	Cempra Inc.	15,137	46
*	PTC Therapeutics Inc.	2,212	46
*	Anika Therapeutics Inc.	852	46
*	Cascadian Therapeutics Inc.	11,807	43
*	Trevena Inc.	17,801	43
*	Insmed Inc.	3,046	38
*	Fate Therapeutics Inc.	9,870	37
	Novelion Therapeutics Inc.	5,195	37
*	AAC Holdings Inc.	3,952	37
*	Heron Therapeutics Inc.	2,217	37
*	Providence Service Corp.	694	36
*	Recro Pharma Inc.	4,580	35
*	Otonomy Inc.	9,562	34
*	ConforMIS Inc.	9,138	34
*	Bellicum Pharmaceuticals Inc.	2,875	31
*	Protagonist Therapeutics Inc.	1,859	30
	Meridian Bioscience Inc.	1,879	26
*	Zogenix Inc.	2,119	25
*	MyoKardia Inc.	539	23
^,*	Nymox Pharmaceutical Corp.	6,026	22
*	LHC Group Inc.	335	22
*	OraSure Technologies Inc.	1,055	22
*	Clearside Biomedical Inc.	3,069	21
*	BioCryst Pharmaceuticals Inc.	3,946	20
*	RTI Surgical Inc.	4,471	20
	Merrimack Pharmaceuticals Inc.	14,238	19
*	Cara Therapeutics Inc.	1,259	18
^,*	NantHealth Inc.	6,144	17
*	Sucampo Pharmaceuticals Inc. Class A	1,262	15
	Phibro Animal Health Corp. Class A	414	15
*	Agenus Inc.	3,940	15
*	Biohaven Pharmaceutical Holding Co. Ltd.	396	14
*	Quotient Ltd.	3,403	13
*	Lantheus Holdings Inc.	741	13
	Utah Medical Products Inc.	179	13
*	Accelerate Diagnostics Inc.	512	12
*	Cerus Corp.	4,750	11
	National Research Corp. Class A	340	11
*	Obalon Therapeutics Inc.	1,162	10
*	Audentes Therapeutics Inc.	496	10
*	R1 RCM Inc.	3,021	10
*	Enzo Biochem Inc.	818	9
*	MediciNova Inc.	1,693	9
*	Minerva Neurosciences Inc.	1,317	8
*	Genocea Biosciences Inc.	1,573	8
*	FONAR Corp.	251	7
*	Advaxis Inc.	1,063	7
^,*	Rockwell Medical Inc.	1,117	7
*	Miragen Therapeutics Inc.	731	7
*	American Renal Associates Holdings Inc.	379	5
*	Idera Pharmaceuticals Inc.	2,495	5
*	Tocagen Inc.	343	5
*	Codexis Inc.	690	4
*	Neos Therapeutics Inc.	457	4
*	Athersys Inc.	1,900	3
*	Syndax Pharmaceuticals Inc.	236	3
			18,457
Materials & Processing (5.9%)
	Belden Inc.	14,104	1,087
*	Cleveland-Cliffs Inc.	99,957	836

48

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Rexnord Corp.	34,990	836
* Allegheny Technologies Inc.	36,410	758
Commercial Metals Co.	38,748	732
Hecla Mining Co.	132,313	699
* GCP Applied Technologies Inc.	24,241	685
Carpenter Technology Corp.	15,555	630
* AK Steel Holding Corp.	105,609	591
Kaiser Aluminum Corp.	5,501	530
Simpson Manufacturing Co. Inc.	11,464	502
* MRC Global Inc.	29,833	470
Tronox Ltd. Class A	21,921	454
* Coeur Mining Inc.	50,805	445
Innospec Inc.	7,864	436
* BMC Stock Holdings Inc.	20,681	420
Minerals Technologies Inc.	5,099	326
* Boise Cascade Co.	10,612	318
* Gibraltar Industries Inc.	10,795	316
Schweitzer-Mauduit International Inc.	8,263	313
* Century Aluminum Co.	15,646	305
Trinseo SA	4,496	301
Innophos Holdings Inc.	6,450	295
US Silica Holdings Inc.	10,517	286
* Kraton Corp.	7,825	257
PH Glatfelter Co.	14,617	253
Materion Corp.	6,617	253
* Clearwater Paper Corp.	5,395	251
* Beacon Roofing Supply Inc.	5,216	246
Mueller Water Products Inc. Class A	20,437	245
Schnitzer Steel Industries Inc.	8,983	242
HB Fuller Co.	4,219	212
Quanex Building Products Corp.	10,692	210
* TimkenSteel Corp.	13,590	202
American Vanguard Corp.	9,451	191
Calgon Carbon Corp.	15,333	187
Stepan Co.	2,402	186
* Unifi Inc.	5,199	162
* Klondex Mines Ltd.	42,099	142
Tredegar Corp.	8,423	137
Haynes International Inc.	4,238	129
* Intrepid Potash Inc.	32,630	121
* Armstrong Flooring Inc.	7,907	118
FutureFuel Corp.	8,607	116
* Veritiv Corp.	3,888	109
Aceto Corp.	9,865	105
Hawkins Inc.	2,658	95
* Landec Corp.	7,055	92
* Caesarstone Ltd.	2,837	82
* Louisiana-Pacific Corp.	3,057	78
Rayonier Advanced Materials Inc.	5,407	74
Gold Resource Corp.	18,082	72
Oil-Dri Corp. of America	1,730	70
Universal Forest Products Inc.	793	69
Neenah Paper Inc.	886	68
Compass Minerals International Inc.	1,015	68
Worthington Industries Inc.	1,319	66
DMC Global Inc.	4,866	63
* Northwest Pipe Co.	3,290	60
Greif Inc. Class A	981	59
* UFP Technologies Inc.	2,226	59
* Nexeo Solutions Inc.	8,062	58
Olympic Steel Inc.	3,089	56
LB Foster Co. Class A	2,868	55
* Verso Corp.	10,128	54
* AgroFresh Solutions Inc.	7,378	53

49

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Core Molding Technologies Inc.	2,530	52
	Eastern Co.	1,919	50
	United States Lime & Minerals Inc.	608	49
	Ampco-Pittsburgh Corp.	3,148	48
	LSI Industries Inc.	8,351	48
*	Ryerson Holding Corp.	5,517	47
*	LSB Industries Inc.	7,452	45
*	AdvanSix Inc.	1,395	45
*	OMNOVA Solutions Inc.	5,072	44
	Interface Inc. Class A	2,211	42
*	Foundation Building Materials Inc.	3,060	40
	Griffon Corp.	1,495	28
*	NL Industries Inc.	2,917	22
	Greif Inc. Class B	306	19
	Valhi Inc.	7,952	17
	Global Brass & Copper Holdings Inc.	573	17
	Insteel Industries Inc.	665	17
*	Handy & Harman Ltd.	436	14
*	Lawson Products Inc.	580	14
*	Huttig Building Products Inc.	2,184	12
*	Shiloh Industries Inc.	1,093	10
	CompX International Inc.	544	8
*	Uranium Energy Corp.	3,704	5
*,2	Ferroglobe R&W Trust	19,424	—
			18,689
Other (0.0%)[3]
*	Safety Income and Growth Inc.	429	8
*	Venator Materials plc	400	8
*	Akcea Therapeutics Inc.	300	6
*	G1 Therapeutics Inc.	150	3
*	Byline Bancorp Inc.	120	2
*	Mersana Therapeutics Inc.	125	2
*	Tintri Inc.	300	2
*	Sienna Biopharmaceuticals Inc.	70	2
*	RBB Bancorp	70	2
*,2	Media General Inc. CVR	35,434	1
*,2	Gerber Scientific Inc. CVR	519	—
			36
Producer Durables (11.1%)
*	Darling Ingredients Inc.	55,124	959
	Barnes Group Inc.	14,653	916
*	KLX Inc.	17,478	838
	GATX Corp.	12,990	787
*	Esterline Technologies Corp.	8,733	746
*	Moog Inc. Class A	9,677	743
	Convergys Corp.	31,524	741
	UniFirst Corp.	5,128	736
	KBR Inc.	42,778	696
	SkyWest Inc.	16,978	589
	Korn/Ferry International	17,306	577
	Triton International Ltd.	14,647	541
*	Navistar International Corp.	15,739	538
	Werner Enterprises Inc.	15,969	529
*	Atlas Air Worldwide Holdings Inc.	7,791	520
*	FTI Consulting Inc.	13,872	470
	ESCO Technologies Inc.	8,529	464
	Mobile Mini Inc.	14,870	450
	Triumph Group Inc.	16,313	429
*	Hub Group Inc. Class A	11,040	424
^	Chicago Bridge & Iron Co. NV	33,642	415
	ABM Industries Inc.	9,175	408
	Kaman Corp.	8,305	407
*	ACCO Brands Corp.	35,988	394
	Greenbrier Cos. Inc.	9,155	393

50

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
AAR Corp.	10,778	389
* TriMas Corp.	15,204	368
Curtiss-Wright Corp.	3,793	367
Aircastle Ltd.	16,098	361
Cubic Corp.	8,399	361
* Manitowoc Co. Inc.	42,512	350
* Chart Industries Inc.	10,199	344
* Aerovironment Inc.	7,007	343
* SPX FLOW Inc.	9,956	333
* Sykes Enterprises Inc.	12,024	321
EMCOR Group Inc.	4,837	319
Wabash National Corp.	14,338	301
McGrath RentCorp	7,399	299
Briggs & Stratton Corp.	14,130	296
* TopBuild Corp.	4,964	295
* ICF International Inc.	6,033	290
Encore Wire Corp.	6,735	289
Federal Signal Corp.	15,214	284
* Tutor Perini Corp.	10,721	280
MTS Systems Corp.	5,714	277
* Saia Inc.	4,757	269
* TrueBlue Inc.	13,148	269
^ Ship Finance International Ltd.	20,307	265
* Modine Manufacturing Co.	16,395	265
* CBIZ Inc.	16,970	257
* PHH Corp.	17,539	249
* Navigant Consulting Inc.	15,990	245
* Aegion Corp. Class A	11,217	243
Actuant Corp. Class A	10,017	241
Watts Water Technologies Inc. Class A	3,754	232
GasLog Ltd.	13,659	229
Marten Transport Ltd.	13,346	229
ArcBest Corp.	7,648	227
Scorpio Tankers Inc.	54,996	224
Kelly Services Inc. Class A	10,172	220
* Huron Consulting Group Inc.	7,130	216
Columbus McKinnon Corp.	6,409	212
* SEACOR Holdings Inc.	5,430	208
* Rush Enterprises Inc. Class A	4,953	203
* RPX Corp.	15,401	201
* Kratos Defense & Security Solutions Inc.	14,529	194
Matson Inc.	7,515	194
* Engility Holdings Inc.	6,123	190
LSC Communications Inc.	11,333	183
* International Seaways Inc.	9,836	181
* Thermon Group Holdings Inc.	10,961	181
Gorman-Rupp Co.	5,888	179
Astec Industries Inc.	3,593	178
* Casella Waste Systems Inc. Class A	10,271	173
^ Teekay Corp.	18,360	169
* Textainer Group Holdings Ltd.	9,346	166
Granite Construction Inc.	2,967	164
^ Nordic American Tankers Ltd.	33,601	159
RR Donnelley & Sons Co.	17,128	158
* Wesco Aircraft Holdings Inc.	18,639	157
* Scorpio Bulkers Inc.	19,280	155
Ennis Inc.	7,897	151
Essendant Inc.	12,393	147
VSE Corp.	2,817	147
Titan International Inc.	17,070	146
* SP Plus Corp.	3,963	146
* FARO Technologies Inc.	4,152	143
* Echo Global Logistics Inc.	9,240	140
CIRCOR International Inc.	2,856	137

51

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
^ Frontline Ltd.	25,968	127
Park-Ohio Holdings Corp.	3,037	121
* YRC Worldwide Inc.	8,922	119
* CSW Industrials Inc.	2,839	119
Resources Connection Inc.	9,282	118
Brady Corp. Class A	3,503	117
Albany International Corp.	2,128	114
Heidrick & Struggles International Inc.	6,202	113
CRA International Inc.	2,875	108
Herman Miller Inc.	3,044	102
NACCO Industries Inc. Class A	1,404	102
* Ducommun Inc.	3,623	100
DHT Holdings Inc.	26,528	99
* Covenant Transportation Group Inc. Class A	4,096	98
* Mistras Group Inc.	4,945	94
Bristow Group Inc.	11,156	92
Quad/Graphics Inc.	4,765	91
Miller Industries Inc.	3,529	89
* CAI International Inc.	2,846	88
Standex International Corp.	922	88
* Vectrus Inc.	3,043	87
Powell Industries Inc.	3,042	87
American Railcar Industries Inc.	2,295	83
* Titan Machinery Inc.	6,401	83
* Sterling Construction Co. Inc.	6,768	80
^ Costamare Inc.	12,584	79
* Roadrunner Transportation Systems Inc.	10,547	79
* MYR Group Inc.	3,045	79
CECO Environmental Corp.	10,284	77
* Vishay Precision Group Inc.	3,495	76
FreightCar America Inc.	4,184	76
Hurco Cos. Inc.	2,109	74
Steelcase Inc. Class A	5,575	74
* Gener8 Maritime Inc.	16,254	73
* Hawaiian Holdings Inc.	1,697	73
* Great Lakes Dredge & Dock Corp.	17,822	72
* Maxwell Technologies Inc.	12,417	69
* Team Inc.	5,469	68
Graham Corp.	3,294	66
* Layne Christensen Co.	6,026	65
Knight Transportation Inc.	1,569	61
* Eagle Bulk Shipping Inc.	13,242	60
^ Teekay Tankers Ltd. Class A	40,700	57
Tetra Tech Inc.	1,337	57
Preformed Line Products Co.	1,049	55
* Safe Bulkers Inc.	16,574	54
Hardinge Inc.	3,899	53
Marlin Business Services Corp.	2,024	53
Advanced Emissions Solutions Inc.	5,079	53
* Twin Disc Inc.	2,945	51
* Liquidity Services Inc.	8,834	50
* IES Holdings Inc.	2,986	49
* Navios Maritime Holdings Inc.	30,943	48
Spartan Motors Inc.	4,861	45
* Dorian LPG Ltd.	6,493	45
* Gencor Industries Inc.	2,875	44
* PHI Inc.	3,991	44
Supreme Industries Inc. Class A	2,003	42
Hyster-Yale Materials Handling Inc.	583	41
Alamo Group Inc.	449	41
* Heritage-Crystal Clean Inc.	2,017	39
* Ardmore Shipping Corp.	4,828	39
* Babcock & Wilcox Enterprises Inc.	16,634	38
Navios Maritime Acquisition Corp.	29,734	37

52

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Ascent Capital Group Inc. Class A	3,746	37
*	Rush Enterprises Inc. Class B	959	37
*	Genco Shipping & Trading Ltd.	2,647	37
	Franklin Electric Co. Inc.	898	35
*	DXP Enterprises Inc.	1,243	34
*	Overseas Shipholding Group Inc. Class A	14,665	33
*	DHI Group Inc.	16,721	33
*	NV5 Global Inc.	669	32
*	ServiceSource International Inc.	8,560	30
	Kimball International Inc. Class B	1,743	30
*	Orion Group Holdings Inc.	4,827	29
*	Milacron Holdings Corp.	1,827	29
*	Willis Lease Finance Corp.	1,104	26
*	Blue Bird Corp.	1,187	22
*	Control4 Corp.	838	21
	Heartland Express Inc.	890	20
	Tennant Co.	316	19
	Knoll Inc.	1,020	18
	General Cable Corp.	1,034	18
	Universal Logistics Holdings Inc.	972	16
*	Information Services Group Inc.	4,258	16
*	GP Strategies Corp.	429	12
	Schneider National Inc. Class B	485	11
*	Vicor Corp.	534	10
*	InnerWorkings Inc.	903	9
*	Daseke Inc.	573	8
*	Neff Corp. Class A	227	6
*	Hill International Inc.	1,132	5
^,*	ExOne Co.	281	2
			35,229
Technology (8.3%)
*	Tech Data Corp.	10,859	1,198
*	ViaSat Inc.	16,917	1,076
*	CACI International Inc. Class A	8,191	1,063
*	NetScout Systems Inc.	29,813	976
	SYNNEX Corp.	7,754	927
*	Sanmina Corp.	24,739	926
	Vishay Intertechnology Inc.	45,215	800
*	Cree Inc.	32,786	798
	TiVo Corp.	39,273	719
*	Anixter International Inc.	9,707	716
*	DigitalGlobe Inc.	20,823	716
*	Verint Systems Inc.	17,532	696
*	VeriFone Systems Inc.	34,324	679
*	Plexus Corp.	11,236	585
*	Benchmark Electronics Inc.	16,619	540
*	NETGEAR Inc.	10,872	522
*	II-VI Inc.	14,367	515
*	Viavi Solutions Inc.	48,208	484
*	Finisar Corp.	20,028	484
*	Knowles Corp.	29,408	431
*	Infinera Corp.	48,278	408
*	Rambus Inc.	27,647	359
	ADTRAN Inc.	15,890	351
	ManTech International Corp. Class A	8,716	351
*	Ambarella Inc.	6,365	346
*	TTM Technologies Inc.	24,275	346
*	ScanSource Inc.	8,263	324
*	Acxiom Corp.	12,846	299
*	Veeco Instruments Inc.	15,673	296
*	Insight Enterprises Inc.	7,256	291
*	Amkor Technology Inc.	32,154	282
*	Super Micro Computer Inc.	10,295	274
*	Diodes Inc.	9,348	263

53

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
AVX Corp.	15,041	262
* Cray Inc.	13,531	255
* Blucora Inc.	10,858	248
CTS Corp.	10,791	243
* Synchronoss Technologies Inc.	14,413	242
* Bankrate Inc.	16,105	223
* Perficient Inc.	10,804	198
* IXYS Corp.	8,499	195
* Stratasys Ltd.	8,539	191
* MicroStrategy Inc. Class A	1,406	181
* Photronics Inc.	22,568	178
* Kimball Electronics Inc.	9,003	172
* ShoreTel Inc.	22,847	170
* Evolent Health Inc. Class A	9,967	166
Comtech Telecommunications Corp.	7,766	152
Cohu Inc.	7,221	135
* Bazaarvoice Inc.	28,096	133
* Actua Corp.	10,391	133
* Silver Spring Networks Inc.	10,370	131
* Electro Scientific Industries Inc.	10,650	131
Monotype Imaging Holdings Inc.	7,159	131
* Glu Mobile Inc.	33,729	123
Park Electrochemical Corp.	6,636	121
* VASCO Data Security International Inc.	9,555	120
* KeyW Holding Corp.	16,180	116
* Sonus Networks Inc.	14,812	102
* AXT Inc.	12,810	100
* Alpha & Omega Semiconductor Ltd.	6,043	96
* pdvWireless Inc.	3,260	95
PC Connection Inc.	3,725	95
* Virtusa Corp.	2,594	94
Progress Software Corp.	2,678	90
* DSP Group Inc.	7,525	90
* Harmonic Inc.	26,967	88
* Digi International Inc.	9,111	84
* Sigma Designs Inc.	12,924	81
CSG Systems International Inc.	2,045	79
* Meet Group Inc.	19,291	76
* Calix Inc.	14,801	73
* Sparton Corp.	3,067	71
* KVH Industries Inc.	5,542	65
* NeoPhotonics Corp.	11,134	65
Bel Fuse Inc. Class B	2,516	64
* Oclaro Inc.	7,411	62
* Mercury Systems Inc.	1,253	60
* Rubicon Project Inc.	15,295	58
* Acacia Research Corp.	17,067	55
* Agilysys Inc.	5,140	53
* Global Eagle Entertainment Inc.	16,897	52
* Limelight Networks Inc.	14,243	51
* Bottomline Technologies de Inc.	1,626	49
Daktronics Inc.	5,059	49
* ARC Document Solutions Inc.	13,785	49
* EMCORE Corp.	5,307	48
* TechTarget Inc.	4,650	46
* Quantum Corp.	7,716	43
American Software Inc. Class A	3,768	42
* Unisys Corp.	5,266	41
QAD Inc. Class A	1,180	40
* Nanometrics Inc.	1,474	38
* Presidio Inc.	2,389	33
* Telenav Inc.	5,043	33
* GSI Technology Inc.	4,910	33
* RealNetworks Inc.	8,151	33

54

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
^,*	Rocket Fuel Inc.	12,182	32
*	Leaf Group Ltd.	4,075	29
*	SecureWorks Corp. Class A	2,782	28
*	Revolution Lighting Technologies Inc.	3,791	28
*	PCM Inc.	2,093	28
*	Acacia Communications Inc.	559	27
*	Pendrell Corp.	3,738	25
*	Rudolph Technologies Inc.	1,105	25
*	Xcerra Corp.	2,443	24
	Systemax Inc.	936	23
*	Avid Technology Inc.	3,946	17
*	Radisys Corp.	10,742	17
*	CyberOptics Corp.	1,104	17
*	Kopin Corp.	2,195	9
	NVE Corp.	113	9
*	Digimarc Corp.	263	8
*	PDF Solutions Inc.	429	7
*	ChannelAdvisor Corp.	533	6
*	Appian Corp.	120	3
			26,229
Utilities (7.7%)
	IDACORP Inc.	17,154	1,526
	WGL Holdings Inc.	17,416	1,467
	Portland General Electric Co.	30,334	1,441
	ALLETE Inc.	17,296	1,338
	ONE Gas Inc.	17,582	1,323
	Black Hills Corp.	18,101	1,274
	Spire Inc.	15,920	1,218
	New Jersey Resources Corp.	26,721	1,166
	Southwest Gas Holdings Inc.	14,411	1,146
	PNM Resources Inc.	26,918	1,141
	Avista Corp.	21,605	1,111
	NorthWestern Corp.	16,397	989
	South Jersey Industries Inc.	26,818	962
	El Paso Electric Co.	13,595	755
	Northwest Natural Gas Co.	9,546	633
	Otter Tail Corp.	13,152	550
	Pattern Energy Group Inc. Class A	18,890	475
	Ormat Technologies Inc.	7,037	404
	NRG Yield Inc.	21,297	394
	MGE Energy Inc.	6,085	387
	Chesapeake Utilities Corp.	4,711	374
^,*	Frontier Communications Corp.	26,151	352
*	Dynegy Inc.	36,765	346
*	Iridium Communications Inc.	27,730	308
	SJW Group	5,468	304
	Cincinnati Bell Inc.	14,247	300
	West Corp.	12,382	289
	Unitil Corp.	4,685	234
	California Water Service Group	6,044	226
	ATN International Inc.	3,588	217
	NRG Yield Inc. Class A	11,443	208
	Connecticut Water Service Inc.	3,587	195
	Consolidated Communications Holdings Inc.	10,121	187
	American States Water Co.	3,785	187
	Windstream Holdings Inc.	64,845	134
	Spok Holdings Inc.	6,499	109
^,*	Globalstar Inc.	53,076	102
	Artesian Resources Corp. Class A	2,466	91
	Delta Natural Gas Co. Inc.	2,376	73
*	Hawaiian Telcom Holdco Inc.	2,059	63
*	AquaVenture Holdings Ltd.	3,995	61
	Consolidated Water Co. Ltd.	5,040	60
*	Intelsat SA	11,994	46

55

	Vanguard® Russell 2000 Value Index Fund
	Schedule of Investments
	August 31, 2017

					Market
					Value
				Shares	($000)
	RGC Resources Inc.			1,333	37
*	Lumos Networks Corp.			1,988	36
	IDT Corp. Class B			2,221	33
	Middlesex Water Co.			775	29
	Genie Energy Ltd. Class B			4,766	29
*	Atlantic Power Corp.			10,659	26
*	General Communication Inc. Class A			594	26
*	ORBCOMM Inc.			1,890	21
	York Water Co.			459	15
	Spark Energy Inc. Class A			505	8
					24,426

	Total Common Stocks (Cost $294,058)				314,807

		Coupon
	Temporary Cash Investments (0.7%)[1]
	Money Market Fund (0.7%)
4,5	Vanguard Market Liquidity Fund	1.224%		20,643	2,065

			Maturity
			Date
	U.S. Government and Agency Obligations (0.0%)
6	United States Treasury Bill	1.033%	11/2/17	100	100

	Total Temporary Cash Investments (Cost $2,164)				2,165
	Total Investments (99.8%) (Cost $296,222)				316,972
	Other Assets and Liabilities—Net (0.2%)[5,6]				661
	Net Assets (100%)				317,633

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,984,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and -0.1%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $2,139,000 of collateral received for securities on loan, of which $75,000 is held in cash.
6 Securities with a value of $100,000 and cash of $20,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

56

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (15.1%)
*	Grand Canyon Education Inc.	26,722	2,193
	Texas Roadhouse Inc. Class A	38,167	1,811
*	Stamps.com Inc.	9,038	1,729
	Tenneco Inc.	30,472	1,652
	Cracker Barrel Old Country Store Inc.	10,922	1,624
	Nexstar Media Group Inc. Class A	25,895	1,559
*	Avis Budget Group Inc.	42,744	1,549
	Churchill Downs Inc.	7,718	1,508
*	Five Below Inc.	30,849	1,467
	Lithia Motors Inc. Class A	13,312	1,438
*	Steven Madden Ltd.	33,739	1,431
	Wolverine World Wide Inc.	53,901	1,418
*	Dave & Buster's Entertainment Inc.	23,993	1,403
	LCI Industries	13,839	1,367
	Jack in the Box Inc.	14,402	1,348
^,*	Cimpress NV	14,248	1,317
	Marriott Vacations Worldwide Corp.	11,099	1,291
*	2U Inc.	25,018	1,253
^	Sinclair Broadcast Group Inc. Class A	41,159	1,245
	Big Lots Inc.	25,709	1,224
	Planet Fitness Inc. Class A	48,119	1,221
	Papa John's International Inc.	15,561	1,164
*	Ollie's Bargain Outlet Holdings Inc.	27,177	1,137
	Boyd Gaming Corp.	42,991	1,137
	New York Times Co. Class A	58,198	1,085
*	Etsy Inc.	66,137	1,083
	Matthews International Corp. Class A	17,903	1,079
*	SiteOne Landscape Supply Inc.	21,335	1,072
*	Scientific Games Corp. Class A	30,370	1,069
	Cheesecake Factory Inc.	25,624	1,062
	Children's Place Inc.	9,807	1,041
*	Dorman Products Inc.	15,636	1,039
	PriceSmart Inc.	12,626	1,026
*	Sotheby's	21,741	976
	Dana Inc.	40,297	970
	Bloomin' Brands Inc.	56,855	967
*	Buffalo Wild Wings Inc.	9,160	941
	Nutrisystem Inc.	16,975	922
*	RH	19,496	912
*	Shutterfly Inc.	19,331	881
	Red Rock Resorts Inc. Class A	38,832	878
	Monro Inc.	18,037	860
*	Fox Factory Holding Corp.	19,898	796
	Bob Evans Farms Inc.	11,258	774
*	Taylor Morrison Home Corp. Class A	34,955	707
*	Weight Watchers International Inc.	14,926	699
*	Select Comfort Corp.	23,362	690
*	Chegg Inc.	47,502	674
	HSN Inc.	18,341	673
*	American Woodmark Corp.	8,071	668
	Brinker International Inc.	21,248	663
*	Cavco Industries Inc.	4,856	653
*	Helen of Troy Ltd.	7,032	635
*	Quotient Technology Inc.	41,896	628
	ClubCorp Holdings Inc.	36,629	623
*	IMAX Corp.	32,755	611
*	Eldorado Resorts Inc.	26,202	603
*	Lumber Liquidators Holdings Inc.	15,987	600
*	Asbury Automotive Group Inc.	10,664	574
	Winnebago Industries Inc.	15,709	568
*	GoPro Inc. Class A	60,764	560

57

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Wingstop Inc.	16,492	534
* Trade Desk Inc. Class A	9,850	522
* American Outdoor Brands Corp.	31,953	521
* Gentherm Inc.	16,354	509
SeaWorld Entertainment Inc.	38,888	505
* Liberty Media Corp-Liberty Braves	20,108	492
Strayer Education Inc.	6,032	483
World Wrestling Entertainment Inc. Class A	21,669	472
* Universal Electronics Inc.	8,032	470
Sturm Ruger & Co. Inc.	9,751	447
* Houghton Mifflin Harcourt Co.	40,815	416
Capella Education Co.	6,114	412
* Pinnacle Entertainment Inc.	20,959	409
* Red Robin Gourmet Burgers Inc.	6,920	394
* Shake Shack Inc. Class A	12,473	386
Viad Corp.	6,888	378
* BJ's Restaurants Inc.	11,962	360
* Instructure Inc.	12,062	357
* Shutterstock Inc.	10,551	354
* Denny's Corp.	29,233	350
* HealthStream Inc.	14,655	344
Columbia Sportswear Co.	5,933	340
* Gray Television Inc.	23,682	339
Standard Motor Products Inc.	7,611	336
Ruth's Hospitality Group Inc.	16,997	332
Sonic Corp.	13,337	312
MDC Holdings Inc.	9,502	297
Tile Shop Holdings Inc.	19,359	291
La-Z-Boy Inc.	12,164	290
* Nautilus Inc.	17,186	281
* Angie's List Inc.	22,931	279
* Malibu Boats Inc. Class A	10,228	276
* LGI Homes Inc.	6,477	276
* Crocs Inc.	30,252	270
Hooker Furniture Corp.	6,443	259
Camping World Holdings Inc. Class A	6,958	256
* Horizon Global Corp.	14,507	250
* elf Beauty Inc.	11,757	243
DineEquity Inc.	5,946	236
KB Home	10,472	224
Marcus Corp.	8,833	220
* Cooper-Standard Holdings Inc.	2,144	216
Oxford Industries Inc.	3,692	213
Travelport Worldwide Ltd.	13,805	209
Entravision Communications Corp. Class A	37,578	209
* XO Group Inc.	10,472	195
Inter Parfums Inc.	4,623	182
* MCBC Holdings Inc.	10,470	179
* Chuy's Holdings Inc.	9,466	178
Winmark Corp.	1,343	177
* La Quinta Holdings Inc.	9,861	156
* Francesca's Holdings Corp.	21,024	153
* Habit Restaurants Inc. Class A	11,496	149
ILG Inc.	5,569	147
* MarineMax Inc.	8,575	138
* ZAGG Inc.	10,915	138
* Penn National Gaming Inc.	6,173	137
* Bojangles' Inc.	9,945	133
* Lindblad Expeditions Holdings Inc.	11,641	129
* Liberty Media Corp-Liberty Braves	4,988	122
* Care.com Inc.	7,793	117
* Overstock.com Inc.	5,004	110
* Duluth Holdings Inc.	5,431	106
Tailored Brands Inc.	8,822	104

58

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Superior Uniform Group Inc.	4,731	104
	Collectors Universe Inc.	4,288	103
*	MDC Partners Inc. Class A	9,960	102
*	tronc Inc.	6,772	98
*	Nathan's Famous Inc.	1,582	93
*	Sportsman's Warehouse Holdings Inc.	21,264	88
*	Franklin Covey Co.	4,667	88
*	Central Garden & Pet Co. Class A	2,544	87
	Carriage Services Inc. Class A	3,372	83
*	Bridgepoint Education Inc.	9,227	81
^,*	Eros International plc	7,924	77
*	Deckers Outdoor Corp.	1,135	73
	Marine Products Corp.	4,340	68
*	M/I Homes Inc.	2,619	64
*	TRI Pointe Group Inc.	5,050	64
*	Eastman Kodak Co.	8,164	63
*	J. Jill Inc.	6,510	63
*	Meritage Homes Corp.	1,552	63
*	William Lyon Homes Class A	2,455	59
*	America's Car-Mart Inc.	1,442	55
*	At Home Group Inc.	2,204	54
*	Caesars Entertainment Corp.	4,404	51
*	Drive Shack Inc.	16,617	45
*	Potbelly Corp.	3,317	40
*	1-800-Flowers.com Inc. Class A	4,369	39
*	Reading International Inc. Class A	2,363	37
^,*	Revlon Inc. Class A	2,163	37
*	Zoe's Kitchen Inc.	2,680	34
*	Golden Entertainment Inc.	1,247	28
^,*	Hovnanian Enterprises Inc. Class A	15,459	28
	National Presto Industries Inc.	276	27
*	WideOpenWest Inc.	1,610	26
^,*	Noodles & Co. Class A	6,478	25
*	Empire Resorts Inc.	1,067	25
^,*	Inspired Entertainment Inc.	2,192	24
*	Central Garden & Pet Co.	559	20
*	Century Communities Inc.	815	18
*	Rosetta Stone Inc.	1,619	15
*	Fiesta Restaurant Group Inc.	785	14
*	Party City Holdco Inc.	950	13
	Emerald Expositions Events Inc.	586	13
*	Carvana Co.	701	12
*	Sears Holdings Corp.	1,480	12
	RCI Hospitality Holdings Inc.	474	11
*	Cambium Learning Group Inc.	1,824	11
*	Hemisphere Media Group Inc. Class A	539	7
	Liberty Tax Inc.	360	5
	Fred's Inc. Class A	751	4
			85,318
Consumer Staples (2.2%)
	Lancaster Colony Corp.	10,736	1,250
	B&G Foods Inc.	37,504	1,144
*	Performance Food Group Co.	40,585	1,128
	J&J Snack Foods Corp.	8,600	1,096
	WD-40 Co.	7,894	860
	National Beverage Corp.	6,673	775
*	Boston Beer Co. Inc. Class A	5,050	752
	Core-Mark Holding Co. Inc.	25,930	702
	Calavo Growers Inc.	9,111	612
	Coca-Cola Bottling Co. Consolidated	2,672	571
	Vector Group Ltd.	24,335	526
	PetMed Express Inc.	11,212	407
*	USANA Health Sciences Inc.	6,589	390
	MGP Ingredients Inc.	6,473	364

59

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Medifast Inc.	6,004	340
	John B Sanfilippo & Son Inc.	4,872	302
^	Tootsie Roll Industries Inc.	6,670	249
*	Freshpet Inc.	13,936	221
*	Chefs' Warehouse Inc.	10,420	180
*	Primo Water Corp.	14,413	158
^,*	Amplify Snack Brands Inc.	18,865	136
*	Craft Brew Alliance Inc.	7,318	127
	Natural Health Trends Corp.	4,146	84
*	Castle Brands Inc.	47,986	68
*	Turning Point Brands Inc.	2,791	48
	Limoneira Co.	2,111	47
*	Hostess Brands Inc. Class A	2,474	33
	Dean Foods Co.	2,604	29
*	Lifeway Foods Inc.	2,965	26
			12,625
Energy (0.9%)
*	Matador Resources Co.	51,259	1,209
*	Carrizo Oil & Gas Inc.	35,515	477
*	Tellurian Inc.	31,506	291
*	Ring Energy Inc.	24,287	290
*	Penn Virginia Corp.	7,278	280
*	Fairmount Santrol Holdings Inc.	78,344	240
*	Jagged Peak Energy Inc.	18,124	232
*	Keane Group Inc.	16,592	215
*	Sanchez Energy Corp.	40,290	177
*	Abraxas Petroleum Corp.	80,576	137
*	TPI Composites Inc.	6,212	126
*	Par Pacific Holdings Inc.	7,062	126
*	RigNet Inc.	7,601	122
*	NCS Multistage Holdings Inc.	5,983	118
*	ProPetro Holding Corp.	9,762	112
	Panhandle Oil and Gas Inc. Class A	4,929	104
*	SRC Energy Inc.	13,004	103
	Evolution Petroleum Corp.	14,501	101
^,*	Lilis Energy Inc.	24,897	91
*	Solaris Oilfield Infrastructure Inc. Class A	5,303	75
*	Ultra Petroleum Corp.	9,492	74
*	Smart Sand Inc.	10,918	65
*	Isramco Inc.	421	47
*	Select Energy Services Inc. Class A	2,164	31
*	Energy XXI Gulf Coast Inc.	2,722	28
*	Gastar Exploration Inc.	47,670	28
*	Bonanza Creek Energy Inc.	832	22
*	Resolute Energy Corp.	684	20
*	Flotek Industries Inc.	3,366	17
*	SilverBow Resources Inc.	797	17
	CVR Energy Inc.	393	8
*	Westmoreland Coal Co.	2,515	6
*	W&T Offshore Inc.	2,956	6
*	Jones Energy Inc. Class A	3,056	3
*	Rosehill Resources Inc.	2	—
			4,998
Financial Services (10.6%)
	Fair Isaac Corp.	17,521	2,466
	Primerica Inc.	25,952	1,987
	Evercore Inc. Class A	23,293	1,757
*	Essent Group Ltd.	44,027	1,721
	EastGroup Properties Inc.	18,908	1,680
*	Texas Capital Bancshares Inc.	21,838	1,621
	Home BancShares Inc.	69,027	1,609
	PS Business Parks Inc.	11,228	1,517
	Ryman Hospitality Properties Inc.	25,216	1,498
	QTS Realty Trust Inc. Class A	26,789	1,451

60

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Blackhawk Network Holdings Inc.	31,221	1,399
	Urban Edge Properties	55,553	1,397
*	Green Dot Corp. Class A	26,110	1,258
	Potlatch Corp.	23,105	1,104
	Financial Engines Inc.	33,408	1,104
*	LendingClub Corp.	166,091	1,028
	Physicians Realty Trust	54,148	1,014
*	HRG Group Inc.	64,138	1,013
	RLI Corp.	18,387	984
	First Financial Bankshares Inc.	23,482	940
*	Eagle Bancorp Inc.	14,443	898
	ServisFirst Bancshares Inc.	26,322	898
*	LendingTree Inc.	3,619	836
	National Health Investors Inc.	10,211	819
	HFF Inc. Class A	21,012	801
	Artisan Partners Asset Management Inc. Class A	25,314	777
	CareTrust REIT Inc.	37,953	732
	Bank of NT Butterfield & Son Ltd.	21,843	718
	Ameris Bancorp	15,676	691
*	Cardtronics plc Class A	25,902	673
*	Walker & Dunlop Inc.	13,511	651
	Moelis & Co. Class A	16,032	632
	Four Corners Property Trust Inc.	23,852	606
	WisdomTree Investments Inc.	65,570	601
	Universal Health Realty Income Trust	7,203	545
	EVERTEC Inc.	28,718	528
	Washington REIT	15,848	521
	Kennedy-Wilson Holdings Inc.	25,054	484
	Alexander's Inc.	1,149	481
	Cohen & Steers Inc.	12,130	459
	Rexford Industrial Realty Inc.	15,258	459
	First Industrial Realty Trust Inc.	14,772	458
	Houlihan Lokey Inc. Class A	12,613	455
*	PRA Group Inc.	15,512	448
	OM Asset Management plc	31,403	444
	LTC Properties Inc.	9,059	441
	GEO Group Inc.	15,309	423
	LegacyTexas Financial Group Inc.	11,207	403
	Preferred Bank	7,389	398
	Gramercy Property Trust	12,620	384
*	BofI Holding Inc.	14,389	381
	Cass Information Systems Inc.	6,197	379
	Diamond Hill Investment Group Inc.	1,802	354
	Saul Centers Inc.	5,738	348
	American Assets Trust Inc.	8,382	340
	Sabra Health Care REIT Inc.	15,472	338
	State National Cos. Inc.	15,526	322
	Kinsale Capital Group Inc.	8,205	311
*	Third Point Reinsurance Ltd.	21,882	307
	Armada Hoffler Properties Inc.	22,889	306
	National General Holdings Corp.	17,062	293
*	Donnelley Financial Solutions Inc.	13,672	293
	FirstCash Inc.	4,972	292
	Universal Insurance Holdings Inc.	13,579	291
	Westwood Holdings Group Inc.	4,629	283
^,*	Trupanion Inc.	12,751	279
*	Everi Holdings Inc.	36,147	279
*	Pacific Premier Bancorp Inc.	7,760	275
	Terreno Realty Corp.	7,334	266
^	Virtu Financial Inc. Class A	14,021	252
	Live Oak Bancshares Inc.	11,243	251
*	Marcus & Millichap Inc.	9,065	239
	Glacier Bancorp Inc.	7,151	238
*	Health Insurance Innovations Inc. Class A	6,385	215

61

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	UMH Properties Inc.	13,265	210
	RMR Group Inc. Class A	3,976	205
	WSFS Financial Corp.	4,587	205
	Carolina Financial Corp.	5,781	197
*	eHealth Inc.	7,955	193
*	Opus Bank	7,943	178
	National Bank Holdings Corp. Class A	4,948	159
*	Allegiance Bancshares Inc.	4,604	157
	MB Financial Inc.	3,923	156
	Pacific Continental Corp.	6,438	153
^,*	Altisource Portfolio Solutions SA	6,459	147
	Retail Opportunity Investments Corp.	6,502	129
	Hamilton Lane Inc. Class A	5,441	128
	Blue Hills Bancorp Inc.	6,773	127
	United Insurance Holdings Corp.	7,543	119
	Investors Title Co.	668	117
	Consolidated-Tomoka Land Co.	2,102	116
	ConnectOne Bancorp Inc.	5,036	115
	Park Sterling Corp.	9,922	113
*	National Commerce Corp.	2,822	112
	Monmouth Real Estate Investment Corp.	6,812	111
	HCI Group Inc.	2,697	105
	Lakeland Financial Corp.	2,324	101
*	First Foundation Inc.	5,697	97
*	Planet Payment Inc.	23,876	95
^	Union Bankshares Inc.	2,070	89
	Meridian Bancorp Inc.	4,380	77
	Stonegate Bank	1,584	76
	Infinity Property & Casualty Corp.	825	73
*	TriState Capital Holdings Inc.	3,401	71
	Pzena Investment Management Inc. Class A	7,171	71
*	Trinity Place Holdings Inc.	10,020	69
*	Enova International Inc.	5,768	69
*	Equity Bancshares Inc. Class A	1,998	68
*	Veritex Holdings Inc.	2,516	66
	First of Long Island Corp.	2,459	66
	Guaranty Bancorp	2,534	65
	Hingham Institution for Savings	345	64
*	FB Financial Corp.	1,824	63
*	HarborOne Bancorp Inc.	3,477	60
*	Franklin Financial Network Inc.	1,818	59
	National Storage Affiliates Trust	2,638	59
	Virtus Investment Partners Inc.	520	55
	Investment Technology Group Inc.	2,686	54
	Crawford & Co. Class B	5,388	53
*	NMI Holdings Inc. Class A	4,830	52
*	Atlas Financial Holdings Inc.	3,063	52
*	Republic First Bancorp Inc.	5,983	51
	Silvercrest Asset Management Group Inc. Class A	4,000	49
	MedEquities Realty Trust Inc.	4,232	49
*	Maui Land & Pineapple Co. Inc.	3,712	48
*	Green Bancorp Inc.	2,338	47
	West Bancorporation Inc.	1,992	44
	Central Pacific Financial Corp.	1,467	43
	First Connecticut Bancorp Inc.	1,709	42
*	CU Bancorp	1,142	41
	CoBiz Financial Inc.	2,367	40
*	Atlantic Capital Bancshares Inc.	2,172	39
	Northfield Bancorp Inc.	2,392	39
	City Office REIT Inc.	2,995	38
	Maiden Holdings Ltd.	5,063	37
	Community Healthcare Trust Inc.	1,343	36
*	BSB Bancorp Inc.	1,219	35
	Greene County Bancorp Inc.	1,464	34

62

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Guaranty Bancshares Inc.	1,116	34
Meta Financial Group Inc.	477	34
Tompkins Financial Corp.	424	32
Investar Holding Corp.	1,459	32
NewStar Financial Inc.	2,832	30
People's Utah Bancorp	994	27
Heritage Commerce Corp.	1,881	25
* Capstar Financial Holdings Inc.	1,410	24
Charter Financial Corp.	1,463	24
* MoneyGram International Inc.	1,508	24
Piper Jaffray Cos.	412	23
Stewart Information Services Corp.	612	22
Waterstone Financial Inc.	1,241	22
Heritage Insurance Holdings Inc.	1,751	20
* Howard Bancorp Inc.	998	20
* PICO Holdings Inc.	1,202	20
* Ladenburg Thalmann Financial Services Inc.	7,150	18
Bankwell Financial Group Inc.	524	18
Midland States Bancorp Inc.	538	16
Old Line Bancshares Inc.	568	16
Fifth Street Asset Management Inc.	3,760	15
* Sunshine Bancorp Inc.	670	14
Access National Corp.	528	14
* Paragon Commercial Corp.	260	13
Western New England Bancorp Inc.	1,315	13
Bear State Financial Inc.	1,199	12
Clipper Realty Inc.	1,095	12
GAMCO Investors Inc. Class A	413	12
* Cowen Inc. Class A	746	12
NexPoint Residential Trust Inc.	520	12
^ CPI Card Group Inc.	11,293	11
* Regional Management Corp.	485	11
* Ocwen Financial Corp.	3,517	10
First Financial Northwest Inc.	586	9
Value Line Inc.	466	7
Medley Management Inc. Class A	1,131	7
Southern Missouri Bancorp Inc.	205	7
Global Medical REIT Inc.	673	6
* Redfin Corp.	234	5
MidSouth Bancorp Inc.	426	5
* Elevate Credit Inc.	626	4
* Provident Bancorp Inc.	173	4
		59,728
Health Care (24.9%)
* Kite Pharma Inc.	27,888	4,964
* Catalent Inc.	71,786	2,964
* Exact Sciences Corp.	62,638	2,624
* PAREXEL International Corp.	28,637	2,517
* Medidata Solutions Inc.	32,160	2,411
HealthSouth Corp.	50,858	2,327
* Masimo Corp.	25,558	2,157
* PRA Health Sciences Inc.	27,859	2,156
* Insulet Corp.	33,186	1,927
* Clovis Oncology Inc.	24,703	1,879
* INC Research Holdings Inc. Class A	31,146	1,828
* FibroGen Inc.	37,744	1,819
* NuVasive Inc.	28,949	1,809
* Integra LifeSciences Holdings Corp.	35,131	1,791
* Nektar Therapeutics Class A	84,603	1,779
Chemed Corp.	8,960	1,768
* Wright Medical Group NV	59,647	1,766
Cantel Medical Corp.	20,777	1,688
* Portola Pharmaceuticals Inc.	26,232	1,664
* Sage Therapeutics Inc.	19,750	1,624

63

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Molina Healthcare Inc.	25,112	1,607
*	Prestige Brands Holdings Inc.	30,414	1,542
*	Puma Biotechnology Inc.	16,385	1,516
*	Ligand Pharmaceuticals Inc.	11,634	1,499
*	Neogen Corp.	21,203	1,461
*	Penumbra Inc.	16,758	1,441
*	WebMD Health Corp.	21,072	1,400
*	Nevro Corp.	15,810	1,363
*	Medicines Co.	36,384	1,335
*	Avexis Inc.	14,017	1,309
*	Ultragenyx Pharmaceutical Inc.	22,643	1,292
*	Spark Therapeutics Inc.	15,233	1,254
*	Bluebird Bio Inc.	10,037	1,253
*	Supernus Pharmaceuticals Inc.	27,075	1,240
*	Ironwood Pharmaceuticals Inc. Class A	77,038	1,229
*	HealthEquity Inc.	28,448	1,217
*	Globus Medical Inc.	40,242	1,217
*	Blueprint Medicines Corp.	22,193	1,203
*	Merit Medical Systems Inc.	27,795	1,148
*	Amicus Therapeutics Inc.	82,003	1,143
*	Select Medical Holdings Corp.	61,372	1,142
*	Sarepta Therapeutics Inc.	26,708	1,076
*	Omnicell Inc.	20,963	1,075
*	ICU Medical Inc.	6,077	1,060
*	Haemonetics Corp.	24,313	1,046
*	Prothena Corp. plc	16,906	1,039
*	NxStage Medical Inc.	36,896	1,033
*	Teladoc Inc.	30,741	1,031
*	AMN Healthcare Services Inc.	26,957	1,007
*	Aerie Pharmaceuticals Inc.	17,238	989
*	Cambrex Corp.	18,553	967
*	MiMedx Group Inc.	58,771	956
*	Loxo Oncology Inc.	11,371	948
*	Inogen Inc.	9,736	933
*	Corcept Therapeutics Inc.	51,770	863
*	Pacira Pharmaceuticals Inc.	22,315	850
*	Repligen Corp.	19,449	849
*	Amedisys Inc.	16,178	845
*	Array BioPharma Inc.	86,142	834
*	Halozyme Therapeutics Inc.	61,988	806
*	Magellan Health Inc.	9,862	798
^,*	Radius Health Inc.	21,136	795
^,*	Tenet Healthcare Corp.	46,203	793
*	Theravance Biopharma Inc.	23,714	775
*	Cotiviti Holdings Inc.	20,950	749
*	HMS Holdings Corp.	41,681	739
*	Novocure Ltd.	32,815	673
*	Varex Imaging Corp.	21,403	653
*	Global Blood Therapeutics Inc.	20,973	638
*	OraSure Technologies Inc.	30,363	620
*	Natus Medical Inc.	18,423	619
*	Glaukos Corp.	16,274	614
*	Innoviva Inc.	43,057	605
*	BioTelemetry Inc.	15,963	593
*	Acceleron Pharma Inc.	15,059	584
	Abaxis Inc.	12,462	576
*	Quidel Corp.	15,763	551
*	LHC Group Inc.	8,383	547
*	Sangamo Therapeutics Inc.	40,546	541
*	Tivity Health Inc.	13,807	541
*	K2M Group Holdings Inc.	23,031	539
*	Cardiovascular Systems Inc.	18,132	533
^,*	TherapeuticsMD Inc.	88,687	532
	Atrion Corp.	795	495

64

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
^,*	Omeros Corp.	23,644	484
^,*	ZIOPHARM Oncology Inc.	74,637	477
*	Xencor Inc.	21,634	468
*	Intersect ENT Inc.	14,748	456
*	Vanda Pharmaceuticals Inc.	24,987	430
*	Aimmune Therapeutics Inc.	19,976	430
*	Arena Pharmaceuticals Inc.	18,199	422
*	Dermira Inc.	17,832	421
*	Esperion Therapeutics Inc.	8,475	419
	US Physical Therapy Inc.	6,883	412
^,*	Flexion Therapeutics Inc.	15,748	405
*	AtriCure Inc.	18,026	404
^,*	ImmunoGen Inc.	47,798	400
*	MyoKardia Inc.	9,090	394
^,*	Synergy Pharmaceuticals Inc.	128,833	384
*	Paratek Pharmaceuticals Inc.	13,373	377
*	Insmed Inc.	30,168	375
*	iRhythm Technologies Inc.	7,833	374
*	Heska Corp.	3,661	372
*	Lexicon Pharmaceuticals Inc.	24,458	370
*	Heron Therapeutics Inc.	22,140	365
*	Anika Therapeutics Inc.	6,764	363
	Phibro Animal Health Corp. Class A	10,121	359
*	Genomic Health Inc.	11,211	355
*	Versartis Inc.	18,523	352
*	Cytokinetics Inc.	23,598	350
*	Akebia Therapeutics Inc.	20,919	350
*	TG Therapeutics Inc.	27,570	350
*	Emergent BioSolutions Inc.	9,144	341
*	Axovant Sciences Ltd.	16,987	340
*	La Jolla Pharmaceutical Co.	9,931	339
*	Keryx Biopharmaceuticals Inc.	46,457	335
	Ensign Group Inc.	16,074	330
*	Amphastar Pharmaceuticals Inc.	20,613	330
^,*	Foundation Medicine Inc.	8,135	328
*	Ignyta Inc.	28,391	327
^,*	Accelerate Diagnostics Inc.	13,959	321
	Landauer Inc.	5,174	321
*	NeoGenomics Inc.	31,693	320
*	Albany Molecular Research Inc.	14,707	320
*	PTC Therapeutics Inc.	15,278	317
*	Coherus Biosciences Inc.	21,793	315
*	Revance Therapeutics Inc.	12,736	313
^,*	Achaogen Inc.	16,469	309
	LeMaitre Vascular Inc.	8,426	307
*	Quality Systems Inc.	19,033	300
*	Epizyme Inc.	17,257	299
*	Aclaris Therapeutics Inc.	11,442	297
*	Editas Medicine Inc.	13,759	290
	Meridian Bioscience Inc.	20,730	288
*	Calithera Biosciences Inc.	17,398	285
*	CytomX Therapeutics Inc.	16,505	285
*	Immunomedics Inc.	22,383	283
*	Aduro Biotech Inc.	23,138	281
*	CorVel Corp.	5,398	280
*	Cutera Inc.	7,513	279
*	Providence Service Corp.	5,362	278
*	STAAR Surgical Co.	23,247	278
*	AxoGen Inc.	15,520	273
*	Progenics Pharmaceuticals Inc.	40,183	270
*	CryoLife Inc.	12,528	261
*	Eagle Pharmaceuticals Inc.	4,679	255
*	Enzo Biochem Inc.	22,149	249
*	Antares Pharma Inc.	81,578	246

65

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	GenMark Diagnostics Inc.	24,943	243
*	Pacific Biosciences of California Inc.	48,765	241
*	Lantheus Holdings Inc.	13,567	237
*	Inovio Pharmaceuticals Inc.	38,336	228
*	Natera Inc.	17,914	221
*	ANI Pharmaceuticals Inc.	4,586	220
*	Assembly Biosciences Inc.	8,007	217
*	Invitae Corp.	22,104	217
*	RadNet Inc.	21,040	216
*	Oxford Immunotec Global plc	12,913	204
*	Endologix Inc.	46,824	198
	Luminex Corp.	10,196	197
*	Depomed Inc.	32,412	197
*	BioCryst Pharmaceuticals Inc.	38,519	196
^,*	Corbus Pharmaceuticals Holdings Inc.	25,341	196
*	Surmodics Inc.	7,500	195
*	Accuray Inc.	46,284	192
^,*	Cara Therapeutics Inc.	13,103	188
*	Biohaven Pharmaceutical Holding Co. Ltd.	5,140	184
^,*	Geron Corp.	84,475	183
*	Rigel Pharmaceuticals Inc.	70,420	180
*	Civitas Solutions Inc.	9,175	175
*	Capital Senior Living Corp.	13,943	173
*	Momenta Pharmaceuticals Inc.	10,267	173
*	Tactile Systems Technology Inc.	5,239	172
*	R1 RCM Inc.	52,185	172
*	Audentes Therapeutics Inc.	8,001	168
*	Seres Therapeutics Inc.	11,695	164
*	Teligent Inc.	23,365	161
*	WaVe Life Sciences Ltd.	6,862	161
^,*	Rockwell Medical Inc.	25,373	160
	National Research Corp. Class A	4,958	160
*	BioSpecifics Technologies Corp.	3,209	151
*	Reata Pharmaceuticals Inc. Class A	4,885	148
*	Addus HomeCare Corp.	4,284	146
*	Castlight Health Inc. Class B	36,666	143
^,*	Syros Pharmaceuticals Inc.	7,200	141
*	Sucampo Pharmaceuticals Inc. Class A	11,815	139
*	Curis Inc.	65,896	134
^,*	Advaxis Inc.	19,256	131
*	Agenus Inc.	35,493	131
*	Zogenix Inc.	10,719	127
*	Tabula Rasa HealthCare Inc.	5,508	125
*	Durect Corp.	78,719	125
^,*	Insys Therapeutics Inc.	13,671	125
*	Entellus Medical Inc.	7,022	124
*	Aratana Therapeutics Inc.	21,552	123
*	Cerus Corp.	52,263	123
*	Codexis Inc.	22,004	122
*	Edge Therapeutics Inc.	11,505	121
*	Selecta Biosciences Inc.	6,798	121
	Utah Medical Products Inc.	1,672	121
^,*	Organovo Holdings Inc.	56,907	118
*	Cross Country Healthcare Inc.	9,559	118
*	SciClone Pharmaceuticals Inc.	10,730	118
*	Bellicum Pharmaceuticals Inc.	10,873	118
*	Catalyst Pharmaceuticals Inc.	41,419	114
*	Idera Pharmaceuticals Inc.	57,166	113
*	Veracyte Inc.	13,744	113
*	Pieris Pharmaceuticals Inc.	19,959	110
*	RTI Surgical Inc.	24,001	108
^,*	Pulse Biosciences Inc.	5,229	105
*	Surgery Partners Inc.	10,724	105
	Computer Programs & Systems Inc.	3,398	102

66

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Corium International Inc.	11,666	100
*	MacroGenics Inc.	5,248	99
*	NewLink Genetics Corp.	12,081	98
*	Athersys Inc.	55,983	98
*	Ra Pharmaceuticals Inc.	6,490	97
*	REGENXBIO Inc.	4,254	97
*	ChemoCentryx Inc.	13,598	94
*	Orthofix International NV	1,870	92
^,*	Anavex Life Sciences Corp.	20,205	90
^,*	Adamas Pharmaceuticals Inc.	4,251	89
*	Corindus Vascular Robotics Inc.	46,318	89
*	FONAR Corp.	2,963	88
*	Almost Family Inc.	1,799	88
*	Fortress Biotech Inc.	18,183	86
*	Strongbridge Biopharma plc	12,812	86
*	Neos Therapeutics Inc.	10,180	85
^,*	ViewRay Inc.	16,159	85
*	MediciNova Inc.	15,338	83
*	AnaptysBio Inc.	2,949	83
*	Conatus Pharmaceuticals Inc.	14,126	81
^,*	Ocular Therapeutix Inc.	12,448	78
*	Fluidigm Corp.	16,429	75
*	American Renal Associates Holdings Inc.	5,100	73
*	Minerva Neurosciences Inc.	11,823	72
*	Acorda Therapeutics Inc.	3,376	70
*	Triple-S Management Corp. Class B	2,815	70
*	Genocea Biosciences Inc.	13,269	65
*	Concert Pharmaceuticals Inc.	4,229	64
	Merrimack Pharmaceuticals Inc.	46,534	63
*	Novavax Inc.	59,780	63
*	Jounce Therapeutics Inc.	3,662	62
*	NanoString Technologies Inc.	3,755	58
*	Tocagen Inc.	4,120	57
*	Kura Oncology Inc.	7,875	57
*	Asterias Biotherapeutics Inc.	16,043	55
*	Miragen Therapeutics Inc.	5,804	52
*	Syndax Pharmaceuticals Inc.	4,485	52
*	XBiotech Inc.	9,832	50
^,*	Viveve Medical Inc.	8,274	47
*	Clearside Biomedical Inc.	6,497	45
*	VBI Vaccines Inc.	11,967	43
*	Alder Biopharmaceuticals Inc.	4,348	43
^,*	Zynerba Pharmaceuticals Inc.	6,603	42
*	Karyopharm Therapeutics Inc.	4,044	41
*	Dynavax Technologies Corp.	2,131	38
*	Madrigal Pharmaceuticals Inc.	2,188	37
*	Matinas BioPharma Holdings Inc.	29,126	37
*	Quotient Ltd.	9,313	36
*	Protagonist Therapeutics Inc.	2,197	36
*	ConforMIS Inc.	7,495	28
*	Obalon Therapeutics Inc.	2,957	27
*	Ovid therapeutics Inc.	2,780	26
*	BioScrip Inc.	7,649	23
*	vTv Therapeutics Inc. Class A	4,241	23
*	Stemline Therapeutics Inc.	2,515	23
*	Nymox Pharmaceutical Corp.	6,052	23
*	Genesis Healthcare Inc.	20,571	21
*	Fate Therapeutics Inc.	5,185	20
*	Immune Design Corp.	1,096	12
*	Iovance Biotherapeutics Inc.	1,992	11
*	Oncocyte Corp.	1,981	11
^,*	Synthetic Biologics Inc.	12,764	10
*	Kindred Biosciences Inc.	1,200	9
*	Athenex Inc.	446	8

67

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Collegium Pharmaceutical Inc.	748	8
* Cempra Inc.	2,193	7
* Trevena Inc.	1,676	4
* Recro Pharma Inc.	467	4
* Altimmune Inc.	1,278	3
* Flex Pharma Inc.	634	3
* Asterias Biotherapeutics Inc. Warrants Exp. 09/29/2017	1,039	—
		140,336
Materials & Processing (8.0%)
* Louisiana-Pacific Corp.	77,895	1,985
Sensient Technologies Corp.	25,219	1,820
* Summit Materials Inc. Class A	61,042	1,803
PolyOne Corp.	46,398	1,677
* Ingevity Corp.	24,263	1,528
* RBC Bearings Inc.	13,210	1,457
Balchem Corp.	18,073	1,355
* Trex Co. Inc.	16,883	1,283
* Beacon Roofing Supply Inc.	25,585	1,205
Trinseo SA	17,711	1,185
Compass Minerals International Inc.	17,585	1,175
Worthington Industries Inc.	23,423	1,170
KapStone Paper and Packaging Corp.	49,637	1,110
HB Fuller Co.	21,597	1,084
* Masonite International Corp.	16,981	1,075
Quaker Chemical Corp.	7,420	1,033
Cabot Microelectronics Corp.	14,205	1,017
Mueller Industries Inc.	32,407	967
* Ferro Corp.	47,849	922
* Builders FirstSource Inc.	55,394	902
Universal Forest Products Inc.	10,157	886
US Silica Holdings Inc.	28,407	773
AAON Inc.	23,551	768
Greif Inc. Class A	12,604	762
Minerals Technologies Inc.	11,390	729
Comfort Systems USA Inc.	20,936	713
* Installed Building Products Inc.	12,253	707
Apogee Enterprises Inc.	16,085	703
* US Concrete Inc.	8,657	693
* Patrick Industries Inc.	9,201	681
Mueller Water Products Inc. Class A	53,318	639
Neenah Paper Inc.	7,805	603
Interface Inc. Class A	31,723	603
Stepan Co.	7,215	558
* Continental Building Products Inc.	22,455	547
A Schulman Inc.	16,228	493
Deltic Timber Corp.	6,229	486
* AdvanSix Inc.	14,730	470
* Koppers Holdings Inc.	11,732	460
* GMS Inc.	13,385	431
NN Inc.	15,387	392
Advanced Drainage Systems Inc.	20,078	390
* JELD-WEN Holding Inc.	12,753	389
* NCI Building Systems Inc.	22,731	382
Chase Corp.	4,060	380
* PGT Innovations Inc.	27,509	363
Global Brass & Copper Holdings Inc.	11,348	339
Kronos Worldwide Inc.	12,880	270
Griffon Corp.	14,192	263
KMG Chemicals Inc.	5,242	252
Myers Industries Inc.	13,156	247
* Caesarstone Ltd.	8,217	238
Insteel Industries Inc.	9,260	232
Rayonier Advanced Materials Inc.	15,464	212
* Ply Gem Holdings Inc.	12,715	198

68

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Culp Inc.	6,185	179
	Greif Inc. Class B	2,775	175
	Simpson Manufacturing Co. Inc.	3,508	154
*	Coeur Mining Inc.	16,666	146
*	OMNOVA Solutions Inc.	16,361	142
*	Boise Cascade Co.	4,335	130
	Schweitzer-Mauduit International Inc.	3,427	130
*	Kraton Corp.	3,706	122
*	Klondex Mines Ltd.	29,965	101
*	Uranium Energy Corp.	75,025	99
	Omega Flex Inc.	1,694	98
*	Lawson Products Inc.	2,720	65
*	Huttig Building Products Inc.	9,660	55
*	Landec Corp.	3,715	48
	Hawkins Inc.	1,154	41
*	BMC Stock Holdings Inc.	1,911	39
*	Forterra Inc.	10,945	36
*	Century Aluminum Co.	1,707	33
	Quanex Building Products Corp.	1,581	31
*	Handy & Harman Ltd.	932	30
*	Foundation Building Materials Inc.	2,228	29
	Calgon Carbon Corp.	2,241	27
*	Shiloh Industries Inc.	3,059	27
*	Verso Corp.	1,377	7
	United States Lime & Minerals Inc.	64	5
	Valhi Inc.	729	2
			44,956
Other (0.1%)[2]
*,3	Dyax Corp CVR Exp. 12/31/2019	73,258	147
*	Safety Income and Growth Inc.	2,214	44
*	Venator Materials plc	1,380	28
^,*,3	Tobira Therapeutics CVR Exp. 12/31/2028	3,989	18
*	Akcea Therapeutics Inc.	865	16
*	G1 Therapeutics Inc.	650	12
*	Mersana Therapeutics Inc.	667	12
*	Byline Bancorp Inc.	540	11
*	Sienna Biopharmaceuticals Inc.	315	8
*	Tintri Inc.	1,300	8
*	RBB Bancorp	315	7
*	PetIQ Inc.	271	7
*	Dova Pharmaceuticals Inc.	152	4
*,3	Chelsea Therapeutics International Ltd. CVR	27,975	3
*,3	Omthera Pharmaceuticals Inc. CVR	2,001	1
*	Aileron Therapeutics Inc.	91	1
*,3	Durata Therapeutics Inc CVR Exp. 12/31/2018	534	—
*,3	Clinical Data CVR	367	—
			327
Producer Durables (15.7%)
	Littelfuse Inc.	12,838	2,390
	MAXIMUS Inc.	36,590	2,224
	Woodward Inc.	30,336	2,130
	Healthcare Services Group Inc.	40,626	2,080
	Brink's Co.	26,146	2,051
	Deluxe Corp.	27,614	1,915
	Curtiss-Wright Corp.	18,836	1,824
	EMCOR Group Inc.	25,362	1,675
*	Advanced Energy Industries Inc.	22,646	1,665
	Kennametal Inc.	45,836	1,604
	EnerSys	24,876	1,595
	John Bean Technologies Corp.	17,910	1,589
*	MasTec Inc.	37,997	1,550
	Knight Transportation Inc.	39,118	1,528
*	Generac Holdings Inc.	35,115	1,418
*	Itron Inc.	19,495	1,415

69

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Dycom Industries Inc.	17,397	1,404
MSA Safety Inc.	19,021	1,386
* On Assignment Inc.	28,955	1,381
Tetra Tech Inc.	30,398	1,295
Hillenbrand Inc.	36,130	1,292
* WageWorks Inc.	21,276	1,254
Applied Industrial Technologies Inc.	21,773	1,241
* Advisory Board Co.	23,047	1,227
* Hawaiian Holdings Inc.	27,469	1,177
* Aerojet Rocketdyne Holdings Inc.	39,283	1,164
* Swift Transportation Co.	41,301	1,158
* ExlService Holdings Inc.	18,681	1,051
* Proto Labs Inc.	14,174	1,018
Exponent Inc.	14,653	998
Herman Miller Inc.	29,070	978
Granite Construction Inc.	17,563	970
^ Covanta Holding Corp.	66,960	961
Franklin Electric Co. Inc.	24,866	959
* Electronics For Imaging Inc.	26,405	939
HNI Corp.	25,285	927
Forward Air Corp.	17,049	886
Allegiant Travel Co. Class A	7,495	884
EnPro Industries Inc.	12,016	847
Insperity Inc.	10,487	842
* TriNet Group Inc.	23,383	835
* OSI Systems Inc.	9,955	827
* Harsco Corp.	45,695	781
* TopBuild Corp.	12,641	750
Altra Industrial Motion Corp.	16,286	750
Badger Meter Inc.	15,962	733
* Paylocity Holding Corp.	14,771	726
AZZ Inc.	14,761	722
ABM Industries Inc.	16,139	717
Brady Corp. Class A	20,635	688
Albany International Corp.	12,796	686
* Air Transport Services Group Inc.	29,544	678
Sun Hydraulics Corp.	13,423	643
* Axon Enterprise Inc.	29,621	643
Primoris Services Corp.	22,413	641
US Ecology Inc.	12,423	639
Multi-Color Corp.	7,761	619
* SPX Corp.	24,204	583
* Herc Holdings Inc.	13,772	581
Tennant Co.	9,499	579
Raven Industries Inc.	20,545	575
Watts Water Technologies Inc. Class A	9,187	567
Heartland Express Inc.	25,368	562
Standex International Corp.	5,649	539
Kadant Inc.	6,163	535
Argan Inc.	8,264	524
Steelcase Inc. Class A	39,507	521
^ Lindsay Corp.	5,953	515
Knoll Inc.	25,851	467
* Lydall Inc.	9,499	446
General Cable Corp.	26,180	444
Douglas Dynamics Inc.	12,555	438
Alamo Group Inc.	4,641	426
H&E Equipment Services Inc.	17,928	422
Actuant Corp. Class A	17,207	414
Schneider National Inc. Class B	17,156	382
* Milacron Holdings Corp.	22,483	359
* Saia Inc.	6,256	354
Hyster-Yale Materials Handling Inc.	4,917	350
* Advanced Disposal Services Inc.	14,140	337

70

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Rush Enterprises Inc. Class A	8,119	333
*	Astronics Corp.	12,182	320
	TeleTech Holdings Inc.	7,890	313
*	Atkore International Group Inc.	18,629	310
*	Control4 Corp.	12,478	309
	Kimball International Inc. Class B	17,869	303
	Astec Industries Inc.	6,022	299
	Matson Inc.	11,458	296
^,*	Plug Power Inc.	127,036	272
*	InnerWorkings Inc.	24,159	253
	Mesa Laboratories Inc.	1,818	248
	Barnes Group Inc.	3,847	241
	Kforce Inc.	13,345	240
	Forrester Research Inc.	5,732	234
	CIRCOR International Inc.	4,608	221
*	Kratos Defense & Security Solutions Inc.	15,665	210
	Barrett Business Services Inc.	4,022	207
*	SPX FLOW Inc.	6,056	203
	Wabash National Corp.	9,366	197
	Quad/Graphics Inc.	9,991	190
*	DXP Enterprises Inc.	6,910	187
*	Hudson Technologies Inc.	20,945	186
	Hackett Group Inc.	13,611	186
*	GP Strategies Corp.	6,455	185
	REV Group Inc.	7,203	181
*	Vicor Corp.	8,663	169
*	NV5 Global Inc.	3,437	166
	Federal Signal Corp.	8,176	153
*	CSW Industrials Inc.	3,593	150
	KBR Inc.	9,180	149
*	Daseke Inc.	10,848	142
*	Energy Recovery Inc.	20,784	135
*	Willdan Group Inc.	4,343	135
*	CAI International Inc.	4,190	130
*	Moog Inc. Class A	1,625	125
*	SP Plus Corp.	3,106	115
*	Radiant Logistics Inc.	21,763	110
	Spartan Motors Inc.	11,718	108
*	HC2 Holdings Inc.	23,402	107
*	MYR Group Inc.	4,130	107
	RR Donnelley & Sons Co.	11,344	105
*	Energous Corp.	10,776	102
*	Neff Corp. Class A	4,096	102
*	ServiceSource International Inc.	28,913	102
	Supreme Industries Inc. Class A	4,630	97
*	Team Inc.	7,637	94
	Allied Motion Technologies Inc.	3,722	94
*	Heritage-Crystal Clean Inc.	4,729	92
*	FARO Technologies Inc.	2,555	88
*	Commercial Vehicle Group Inc.	14,592	87
*	Tutor Perini Corp.	3,280	86
*	Hill International Inc.	17,034	81
*	Aqua Metals Inc.	9,654	72
*	Casella Waste Systems Inc. Class A	4,248	71
*	StarTek Inc.	5,614	67
^	EnviroStar Inc.	1,940	64
*	Ardmore Shipping Corp.	7,770	63
	BG Staffing Inc.	3,823	62
	Kaman Corp.	1,259	62
	Universal Logistics Holdings Inc.	3,615	60
*	Sykes Enterprises Inc.	2,150	57
*	YRC Worldwide Inc.	4,252	57
	ArcBest Corp.	1,868	55
*	Rush Enterprises Inc. Class B	1,401	54

71

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	.($000)
*	Napco Security Technologies Inc.	6,822	54
*	Navistar International Corp.	1,523	52
^,*	ExOne Co.	5,707	46
*	Orion Group Holdings Inc.	7,223	44
	Marlin Business Services Corp.	1,609	42
*	Information Services Group Inc.	11,067	42
*	Sterling Construction Co. Inc.	3,409	40
*	Blue Bird Corp.	2,084	38
	Advanced Emissions Solutions Inc.	3,513	36
*	Vectrus Inc.	1,259	36
	McGrath RentCorp	854	34
*	TrueBlue Inc.	1,340	27
*	Mistras Group Inc.	1,045	20
*	Great Lakes Dredge & Dock Corp.	3,169	13
	Miller Industries Inc.	411	10
*	Willis Lease Finance Corp.	192	5
			88,428
Technology (19.7%)
*	GrubHub Inc.	49,003	2,798
*	Aspen Technology Inc.	42,739	2,703
	MKS Instruments Inc.	30,726	2,530
	Monolithic Power Systems Inc.	22,736	2,304
	Blackbaud Inc.	27,171	2,294
*	EPAM Systems Inc.	28,010	2,278
*	Proofpoint Inc.	24,512	2,249
*	Cirrus Logic Inc.	36,776	2,132
*	Paycom Software Inc.	28,119	2,098
*	Entegris Inc.	81,036	2,062
*	Lumentum Holdings Inc.	34,773	1,977
*	Yelp Inc. Class A	44,325	1,888
*	Integrated Device Technology Inc.	76,362	1,887
	Science Applications International Corp.	24,988	1,846
*	Silicon Laboratories Inc.	23,928	1,816
*	Ciena Corp.	80,513	1,740
*	Ellie Mae Inc.	19,309	1,602
*	Zendesk Inc.	55,473	1,520
*	ACI Worldwide Inc.	66,569	1,515
*	RingCentral Inc. Class A	35,643	1,509
*	RealPage Inc.	33,478	1,443
*	iRobot Corp.	15,091	1,440
*	HubSpot Inc.	19,228	1,410
	InterDigital Inc.	19,766	1,410
*	Semtech Corp.	36,997	1,391
*	CommVault Systems Inc.	22,142	1,352
*	Rogers Corp.	10,297	1,221
	Pegasystems Inc.	20,905	1,203
	Power Integrations Inc.	16,386	1,194
*	Mercury Systems Inc.	24,667	1,190
*	Envestnet Inc.	24,643	1,095
*	MACOM Technology Solutions Holdings Inc.	23,136	1,054
*	Cornerstone OnDemand Inc.	29,807	1,043
*	Twilio Inc. Class A	35,522	1,040
	Brooks Automation Inc.	39,314	1,025
*	Callidus Software Inc.	36,870	949
*	Inphi Corp.	24,023	920
*	Gigamon Inc.	20,533	882
*	Box Inc.	44,883	881
	Diebold Nixdorf Inc.	42,941	878
*	BroadSoft Inc.	17,447	865
*	Groupon Inc. Class A	193,045	857
*	Imperva Inc.	19,020	849
*	Qualys Inc.	17,841	847
	Methode Electronics Inc.	20,516	839
*	Synaptics Inc.	19,688	818

72

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Plantronics Inc.	19,073	813
*	Fabrinet	20,630	801
*	New Relic Inc.	16,652	798
	Ebix Inc.	13,744	793
*	Pure Storage Inc. Class A	52,873	787
^,*	3D Systems Corp.	62,415	784
^,*	Ubiquiti Networks Inc.	13,145	783
	Progress Software Corp.	22,745	764
	Xperi Corp.	27,819	758
*	MaxLinear Inc.	34,403	743
*	Q2 Holdings Inc.	17,799	723
*	Novanta Inc.	18,187	711
*	Finisar Corp.	29,358	709
*	Extreme Networks Inc.	61,993	709
*	Oclaro Inc.	81,892	689
*	Five9 Inc.	29,605	637
*	ePlus Inc.	7,456	624
*	KEMET Corp.	25,961	621
^,*	Applied Optoelectronics Inc.	10,489	620
*	FormFactor Inc.	40,916	618
	CSG Systems International Inc.	15,585	603
*	Bottomline Technologies de Inc.	19,888	603
*	TrueCar Inc.	35,539	602
	NIC Inc.	36,462	596
*	SPS Commerce Inc.	9,591	584
*	GTT Communications Inc.	17,590	558
*	Web.com Group Inc.	21,808	552
*	Acxiom Corp.	22,997	536
*	Alarm.com Holdings Inc.	11,535	518
*	Coupa Software Inc.	16,945	516
*	MINDBODY Inc. Class A	20,923	495
*	CEVA Inc.	12,180	494
*	Viavi Solutions Inc.	48,513	487
*	Inovalon Holdings Inc. Class A	35,645	483
^,*	Acacia Communications Inc.	9,585	468
*	Hortonworks Inc.	27,197	462
*	Vocera Communications Inc.	15,871	442
*	Nutanix Inc.	19,786	435
*	Ultra Clean Holdings Inc.	18,696	431
*	Ambarella Inc.	7,804	425
*	Varonis Systems Inc.	10,856	421
*	Virtusa Corp.	11,454	416
*	LivePerson Inc.	30,814	413
	SYNNEX Corp.	3,381	404
*	Lattice Semiconductor Corp.	69,673	394
*	PROS Holdings Inc.	14,906	393
^,*	Impinj Inc.	10,233	391
*	MicroStrategy Inc. Class A	3,018	389
*	CalAmp Corp.	19,639	364
*	II-VI Inc.	10,041	360
*	Axcelis Technologies Inc.	17,058	357
*	CommerceHub Inc.	16,717	355
*	Rudolph Technologies Inc.	15,925	354
*	Barracuda Networks Inc.	14,300	346
	Syntel Inc.	18,800	340
*	Loral Space & Communications Inc.	7,283	331
*	Stratasys Ltd.	14,140	316
*	Insight Enterprises Inc.	7,877	316
*	Nanometrics Inc.	11,254	290
*	Workiva Inc.	14,099	285
*	Carbonite Inc.	14,029	281
^,*	Benefitfocus Inc.	9,031	279
*	Tucows Inc. Class A	5,111	270
*	Xcerra Corp.	26,319	258

73

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Endurance International Group Holdings Inc.	32,966	254
*	Verint Systems Inc.	5,748	228
*	PDF Solutions Inc.	14,974	227
*	Everbridge Inc.	9,634	223
*	Quantenna Communications Inc.	12,012	223
*	Rambus Inc.	16,442	213
	Monotype Imaging Holdings Inc.	11,377	208
^,*	Internap Corp.	45,532	204
*	Rapid7 Inc.	11,858	200
*	Appfolio Inc.	4,573	196
*	Blackline Inc.	6,231	192
	NVE Corp.	2,528	192
*	MuleSoft Inc. Class A	8,577	187
*	A10 Networks Inc.	27,908	183
*	Model N Inc.	13,400	182
*	Apptio Inc. Class A	10,139	180
*	Mitek Systems Inc.	17,719	180
*	Tech Data Corp.	1,566	173
*	Okta Inc.	6,369	172
*	CommerceHub Inc. Class A	7,588	168
^,*	Digimarc Corp.	5,408	167
*	Zix Corp.	30,433	162
*	Diodes Inc.	5,699	160
*	TTM Technologies Inc.	11,172	159
*	ChannelAdvisor Corp.	13,674	159
^,*	Cloudera Inc.	8,006	155
*	Unisys Corp.	19,931	154
*	Ichor Holdings Ltd.	6,720	154
*	Brightcove Inc.	19,587	138
*	Super Micro Computer Inc.	4,856	129
*	Kopin Corp.	31,926	128
	Systemax Inc.	5,170	126
	QAD Inc. Class A	3,717	125
*	USA Technologies Inc.	22,551	123
*	Immersion Corp.	16,726	122
*	Alteryx Inc. Class A	5,171	122
*	MobileIron Inc.	31,186	119
	Daktronics Inc.	12,083	116
^,*	VirnetX Holding Corp.	28,399	114
*	Exa Corp.	7,818	112
*	Blucora Inc.	4,814	110
*	ViaSat Inc.	1,671	106
*	VeriFone Systems Inc.	5,262	104
*	Intevac Inc.	11,246	102
	American Software Inc. Class A	9,254	102
*	Presidio Inc.	7,060	98
^,*	MicroVision Inc.	40,168	95
*	Amber Road Inc.	11,665	94
^,*	Yext Inc.	7,120	93
*	Upland Software Inc.	4,016	92
^,*	Park City Group Inc.	7,290	92
*	Ooma Inc.	9,364	92
*	Guidance Software Inc.	12,825	91
	Reis Inc.	5,280	90
	Simulations Plus Inc.	6,212	90
*	Evolent Health Inc. Class A	5,375	90
*	Iteris Inc.	13,036	84
*	Clearfield Inc.	6,499	79
*	Pixelworks Inc.	15,762	76
*	Silver Spring Networks Inc.	5,434	69
*	Limelight Networks Inc.	18,204	65
*	Aerohive Networks Inc.	17,335	60
*	Avid Technology Inc.	13,232	58
*	EMCORE Corp.	6,348	58

74

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Telenav Inc.	8,798	57
	Cohu Inc.	2,541	48
*	TechTarget Inc.	3,470	35
	Bel Fuse Inc. Class B	1,280	33
*	Akoustis Technologies Inc.	4,797	32
*	CyberOptics Corp.	2,028	31
*	PCM Inc.	2,185	29
*	Amkor Technology Inc.	3,226	28
^,*	Ominto Inc.	8,109	26
*	Meet Group Inc.	6,026	24
^,*	Veritone Inc.	1,386	22
*	Perficient Inc.	1,123	21
*	VASCO Data Security International Inc.	1,396	18
*	Majesco	3,483	17
*	Quantum Corp.	3,063	17
*	Appian Corp.	540	12
*	Glu Mobile Inc.	3,223	12
*	Alpha & Omega Semiconductor Ltd.	656	10
*	Sparton Corp.	310	7
*	Revolution Lighting Technologies Inc.	778	6
*	Pendrell Corp.	791	5
*	Radisys Corp.	3,164	5
*	Global Eagle Entertainment Inc.	1,490	5
			111,261
Utilities (2.4%)
	j2 Global Inc.	26,485	1,994
	Cogent Communications Holdings Inc.	23,773	1,108
	Shenandoah Telecommunications Co.	26,407	952
*	Vonage Holdings Corp.	113,542	942
*	Straight Path Communications Inc. Class B	4,881	871
*	8x8 Inc.	50,189	710
	American States Water Co.	14,182	699
	California Water Service Group	16,895	633
	Ormat Technologies Inc.	10,827	622
	MGE Energy Inc.	9,639	613
*	General Communication Inc. Class A	14,132	610
^,*	Gogo Inc.	32,372	454
*	Boingo Wireless Inc.	20,634	425
*	ORBCOMM Inc.	34,361	380
	Consolidated Communications Holdings Inc.	20,264	374
^,*	Globalstar Inc.	164,820	316
	Middlesex Water Co.	7,773	295
	York Water Co.	6,552	216
	Southwest Gas Holdings Inc.	2,696	214
	Pattern Energy Group Inc. Class A	8,309	209
*	Lumos Networks Corp.	9,258	166
	New Jersey Resources Corp.	3,806	166
*	Atlantic Power Corp.	48,639	119
	IDT Corp. Class B	6,289	92
^	Spark Energy Inc. Class A	5,788	92
	West Corp.	3,607	84
	Chesapeake Utilities Corp.	1,001	80
*	Pure Cycle Corp.	10,068	73
^	Global Water Resources Inc.	5,623	54
	RGC Resources Inc.	1,381	38
			13,601
Total Common Stocks (Cost $496,122)			561,578

75

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2017

					Market
			Maturity		Value
		Coupon	Date	Shares	($000)
Temporary Cash Investments (1.5%)[1]
Money Market Fund (1.5%)

4,5	Vanguard Market Liquidity Fund	1.224%		83,721	8,373
U.S. Government and Agency Obligations (0.0%)
6	United States Treasury Bill	0.990%	9/21/17	100	100
6	United States Treasury Bill	0.949%	10/19/17	100	100
					200
Total Temporary Cash Investments (Cost $8,572)					8,573
Total Investments (101.1%) (Cost $504,694)					570,151
Other Assets and Liabilities—Net (-1.1%)[5]					(6,224)
Net Assets (100%)					563,927

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,797,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 1.1%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Security value determined using significant unobservable inputs.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $7,237,000 of collateral received for securities on loan, of which $327,000 is held in cash.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.

CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

76

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Vanguard Marketing Corporation, Distributor.

SNA18510 102017

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (13.5%)
* Amazon.com Inc.	17,088	16,757
Comcast Corp. Class A	202,321	8,216
Home Depot Inc.	51,557	7,727
Walt Disney Co.	67,329	6,814
McDonald's Corp.	35,095	5,614
Wal-Mart Stores Inc.	62,763	4,900
* Priceline Group Inc.	2,113	3,913
Time Warner Inc.	33,479	3,385
* Charter Communications Inc. Class A	8,441	3,364
Starbucks Corp.	60,456	3,317
* Netflix Inc.	17,634	3,081
NIKE Inc. Class B	56,677	2,993
Costco Wholesale Corp.	18,748	2,939
Lowe's Cos. Inc.	36,614	2,705
General Motors Co.	57,944	2,117
TJX Cos. Inc.	27,441	1,984
* Tesla Inc.	5,522	1,965
Ford Motor Co.	165,289	1,823
* eBay Inc.	43,006	1,554
Marriott International Inc. Class A	13,362	1,384
Target Corp.	23,837	1,300
Twenty-First Century Fox Inc. Class A	45,463	1,254
Carnival Corp.	17,630	1,225
Yum! Brands Inc.	15,140	1,163
Delphi Automotive plc	11,522	1,111
Estee Lauder Cos. Inc. Class A	9,384	1,004
Newell Brands Inc.	20,789	1,004
CBS Corp. Class B	15,362	984
Las Vegas Sands Corp.	15,591	970
Royal Caribbean Cruises Ltd.	7,404	922
Ross Stores Inc.	15,558	909
VF Corp.	13,859	871
Dollar General Corp.	11,433	830
* Dollar Tree Inc.	9,899	788
Expedia Inc.	5,024	745
* O'Reilly Automotive Inc.	3,791	744
MGM Resorts International	21,998	725
Omnicom Group Inc.	9,751	706
* Mohawk Industries Inc.	2,607	660
* AutoZone Inc.	1,194	631
Best Buy Co. Inc.	11,533	626
Nielsen Holdings plc	15,599	606
* Ulta Beauty Inc.	2,510	555
* DISH Network Corp. Class A	9,676	554
Whirlpool Corp.	3,171	544
* Yum China Holdings Inc.	15,324	542
* CarMax Inc.	8,002	537
DR Horton Inc.	14,707	532
Genuine Parts Co.	6,332	524
Hilton Worldwide Holdings Inc.	8,028	516
Coach Inc.	12,279	512
Hasbro Inc.	4,873	479
Twenty-First Century Fox Inc.	17,640	478
Wynn Resorts Ltd.	3,381	470
* Norwegian Cruise Line Holdings Ltd.	7,709	458
Lear Corp.	3,001	449
Viacom Inc. Class B	15,555	445
Wyndham Worldwide Corp.	4,449	443
BorgWarner Inc.	9,313	432
Tiffany & Co.	4,728	432
* LKQ Corp.	12,271	425

1

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
PVH Corp.	3,374	425
Fortune Brands Home & Security Inc.	6,702	419
* Liberty Broadband Corp.	4,107	417
Darden Restaurants Inc.	4,979	409
* Liberty Interactive Corp. QVC Group Class A	17,950	397
Aramark	9,745	397
Vail Resorts Inc.	1,730	394
Hanesbrands Inc.	15,870	385
L Brands Inc.	10,516	381
Sirius XM Holdings Inc.	64,307	370
Harley-Davidson Inc.	7,644	359
* NVR Inc.	130	354
Interpublic Group of Cos. Inc.	17,359	350
* Chipotle Mexican Grill Inc. Class A	1,097	347
Domino's Pizza Inc.	1,871	341
Tractor Supply Co.	5,646	336
Coty Inc. Class A	20,129	334
PulteGroup Inc.	12,808	331
Lennar Corp. Class A	6,301	326
* WABCO Holdings Inc.	2,238	321
Goodyear Tire & Rubber Co.	10,538	319
Scripps Networks Interactive Inc. Class A	3,646	312
* Liberty Media Corp-Liberty SiriusXM Class C	6,883	307
Advance Auto Parts Inc.	3,106	304
Staples Inc.	28,316	289
Kohl's Corp.	7,267	289
* ServiceMaster Global Holdings Inc.	6,055	285
* Michael Kors Holdings Ltd.	6,699	283
Macy's Inc.	13,302	276
KAR Auction Services Inc.	6,118	276
* Burlington Stores Inc.	3,090	269
Adient plc	3,769	266
Garmin Ltd.	5,113	263
Toll Brothers Inc.	6,737	262
Service Corp. International	7,123	252
* Lululemon Athletica Inc.	4,276	246
Mattel Inc.	15,073	245
H&R Block Inc.	9,106	244
Polaris Industries Inc.	2,596	242
Gap Inc.	10,241	242
Leggett & Platt Inc.	5,021	231
Thor Industries Inc.	2,116	230
Nordstrom Inc.	5,112	228
* Live Nation Entertainment Inc.	5,640	225
Gentex Corp.	12,121	221
Ralph Lauren Corp. Class A	2,480	218
* Liberty Ventures Class A	3,507	216
Dunkin' Brands Group Inc.	4,186	216
* TripAdvisor Inc.	4,898	209
Brunswick Corp.	3,931	206
Foot Locker Inc.	5,775	203
* Discovery Communications Inc. Class A	8,719	194
Signet Jewelers Ltd.	2,962	187
Carter's Inc.	2,143	186
* Madison Square Garden Co. Class A	839	178
Williams-Sonoma Inc.	3,859	178
* Liberty Media Corp-Liberty SiriusXM Class A	3,892	174
Pool Corp.	1,736	173
Six Flags Entertainment Corp.	3,100	169
Bed Bath & Beyond Inc.	6,059	167
* Bright Horizons Family Solutions Inc.	2,067	165
* Visteon Corp.	1,423	164
* Liberty Media Corp-Liberty Formula One	4,114	162
* Liberty Broadband Corp. Class A	1,542	156

2

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Cinemark Holdings Inc.	4,626	154
Dana Inc.	6,373	153
* Under Armour Inc. Class A	9,368	151
News Corp. Class A	11,127	149
* Skechers U.S.A. Inc. Class A	5,533	146
Extended Stay America Inc.	7,295	143
* AMC Networks Inc. Class A	2,350	143
* Discovery Communications Inc.	6,739	142
News Corp. Class B	10,247	140
* Lions Gate Entertainment Corp. Class B	5,000	140
Texas Roadhouse Inc. Class A	2,956	140
* Stamps.com Inc.	702	134
ILG Inc.	5,013	132
Jack in the Box Inc.	1,403	131
Tupperware Brands Corp.	2,231	129
* AutoNation Inc.	2,841	129
Tenneco Inc.	2,375	129
Tribune Media Co. Class A	3,208	129
* Tempur Sealy International Inc.	2,068	128
* Grand Canyon Education Inc.	1,551	127
Cable One Inc.	167	127
Aaron's Inc.	2,811	124
Wendy's Co.	8,321	124
Cracker Barrel Old Country Store Inc.	826	123
* Wayfair Inc.	1,724	122
TEGNA Inc.	9,348	118
* Cabela's Inc.	2,164	116
Lithia Motors Inc. Class A	1,073	116
Nexstar Media Group Inc. Class A	1,920	116
* Steven Madden Ltd.	2,722	115
* Avis Budget Group Inc.	3,169	115
CalAtlantic Group Inc.	3,295	115
* Five Below Inc.	2,401	114
* Sally Beauty Holdings Inc.	6,115	114
* Helen of Troy Ltd.	1,239	112
Marriott Vacations Worldwide Corp.	959	112
* Michaels Cos. Inc.	4,838	109
John Wiley & Sons Inc. Class A	2,002	108
Wolverine World Wide Inc.	4,068	107
* Dave & Buster's Entertainment Inc.	1,772	104
Churchill Downs Inc.	529	103
Dick's Sporting Goods Inc.	3,822	101
Planet Fitness Inc. Class A	3,970	101
* Hilton Grand Vacations Inc.	2,762	100
New York Times Co. Class A	5,303	99
* Murphy USA Inc.	1,518	98
Office Depot Inc.	22,697	97
* Cimpress NV	1,052	97
LCI Industries	977	97
* 2U Inc.	1,905	95
* Under Armour Inc.	6,318	95
Lennar Corp. Class B	2,217	95
* Adtalem Global Education Inc.	2,786	95
Graham Holdings Co. Class B	162	95
Big Lots Inc.	1,990	95
International Game Technology plc	4,560	93
* Ollie's Bargain Outlet Holdings Inc.	2,215	93
Boyd Gaming Corp.	3,498	93
Meredith Corp.	1,699	92
* Scientific Games Corp. Class A	2,610	92
Sinclair Broadcast Group Inc. Class A	3,011	91
* Cars.com Inc.	3,481	90
* Liberty Expedia Holdings Inc. Class A	1,636	89
* Deckers Outdoor Corp.	1,367	87

3

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Papa John's International Inc.	1,164	87
*	Hyatt Hotels Corp. Class A	1,454	87
	Matthews International Corp. Class A	1,389	84
*	Pandora Media Inc.	9,872	83
	American Eagle Outfitters Inc.	6,951	83
*	Etsy Inc.	5,015	82
	GameStop Corp. Class A	4,427	82
	Children's Place Inc.	771	82
*	Dorman Products Inc.	1,225	81
*	SiteOne Landscape Supply Inc.	1,588	80
*	TRI Pointe Group Inc.	6,233	79
	PriceSmart Inc.	977	79
	Cheesecake Factory Inc.	1,893	78
	Travelport Worldwide Ltd.	5,174	78
*	Urban Outfitters Inc.	3,792	78
*	Penn National Gaming Inc.	3,491	77
*	Liberty Media Corp-Liberty Formula One Class A	2,009	76
	Cooper Tire & Rubber Co.	2,258	76
	KB Home	3,528	76
*	Sotheby's	1,682	75
	AMERCO	202	75
*	Buffalo Wild Wings Inc.	721	74
	Bloomin' Brands Inc.	4,336	74
*	Central Garden & Pet Co. Class A	2,159	74
*	RH	1,539	72
*	Shutterfly Inc.	1,576	72
	Columbia Sportswear Co.	1,250	72
*	Meritage Homes Corp.	1,711	70
	Regal Entertainment Group Class A	4,685	69
*	Cooper-Standard Holdings Inc.	680	68
	Monro Inc.	1,418	68
*	Meritor Inc.	3,346	66
*	Weight Watchers International Inc.	1,418	66
	Penske Automotive Group Inc.	1,561	66
	Brinker International Inc.	2,100	66
*	Fox Factory Holding Corp.	1,623	65
*	Chegg Inc.	4,505	64
	Bob Evans Farms Inc.	910	63
	MDC Holdings Inc.	1,940	61
*	MSG Networks Inc.	2,800	60
	Time Inc.	4,384	58
*	Pinnacle Entertainment Inc.	2,956	58
*	La Quinta Holdings Inc.	3,625	57
	Viad Corp.	1,035	57
	Group 1 Automotive Inc.	937	56
	Callaway Golf Co.	3,975	55
*	Eldorado Resorts Inc.	2,404	55
*	American Axle & Manufacturing Holdings Inc.	3,749	55
*	Taylor Morrison Home Corp. Class A	2,701	55
*	Select Comfort Corp.	1,813	54
*	Vista Outdoor Inc.	2,605	53
*	Quotient Technology Inc.	3,549	53
*,^	JC Penney Co. Inc.	13,715	53
*	Cavco Industries Inc.	391	53
	Nutrisystem Inc.	967	53
	La-Z-Boy Inc.	2,196	52
	Choice Hotels International Inc.	823	51
*	G-III Apparel Group Ltd.	1,851	51
	DSW Inc. Class A	2,734	51
*	Hertz Global Holdings Inc.	2,320	50
*	Lumber Liquidators Holdings Inc.	1,340	50
*	IMAX Corp.	2,628	49
	Caleres Inc.	1,760	48
	ClubCorp Holdings Inc.	2,734	46

4

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Asbury Automotive Group Inc.	863	46
	International Speedway Corp. Class A	1,300	46
*	Houghton Mifflin Harcourt Co.	4,535	46
*	American Woodmark Corp.	557	46
	Winnebago Industries Inc.	1,269	46
*	Belmond Ltd. Class A	3,584	46
	HSN Inc.	1,230	45
*	Trade Desk Inc. Class A	852	45
*	Liberty Media Corp-Liberty Braves	1,837	45
	Sonic Corp.	1,904	45
*	Gentherm Inc.	1,429	45
*	Universal Electronics Inc.	760	45
*	Fitbit Inc. Class A	7,372	44
*	EW Scripps Co. Class A	2,435	44
	Scholastic Corp.	1,092	43
	Wingstop Inc.	1,324	43
	Gannett Co. Inc.	5,050	43
*	Caesars Acquisition Co. Class A	2,295	43
	Standard Motor Products Inc.	970	43
*	Liberty TripAdvisor Holdings Inc. Class A	3,176	42
	Guess? Inc.	2,718	42
*	American Outdoor Brands Corp.	2,557	42
	Oxford Industries Inc.	720	42
*	Denny's Corp.	3,431	41
*,^	GoPro Inc. Class A	4,425	41
	SeaWorld Entertainment Inc.	3,119	41
	Dillard's Inc. Class A	662	40
	Chico's FAS Inc.	5,231	40
	Ethan Allen Interiors Inc.	1,344	39
*	Red Robin Gourmet Burgers Inc.	687	39
	Strayer Education Inc.	487	39
	Abercrombie & Fitch Co.	3,030	39
	Sturm Ruger & Co. Inc.	789	36
	Capella Education Co.	532	36
*	BJ's Restaurants Inc.	1,183	36
*	LGI Homes Inc.	813	35
	AMC Entertainment Holdings Inc. Class A	2,480	33
*	Career Education Corp.	3,397	33
*	Caesars Entertainment Corp.	2,777	32
	DineEquity Inc.	797	32
	World Wrestling Entertainment Inc. Class A	1,450	32
*	William Lyon Homes Class A	1,311	31
*	K12 Inc.	1,749	31
*	Shake Shack Inc. Class A	1,008	31
*	M/I Homes Inc.	1,266	31
*	Instructure Inc.	1,051	31
*	HealthStream Inc.	1,270	30
*	Crocs Inc.	3,320	30
	New Media Investment Group Inc.	2,079	29
*	XO Group Inc.	1,493	28
*	MDC Partners Inc. Class A	2,668	27
	National Presto Industries Inc.	273	27
	Marcus Corp.	1,074	27
	Sonic Automotive Inc. Class A	1,476	27
	Hooker Furniture Corp.	649	26
	Tile Shop Holdings Inc.	1,724	26
*	Angie's List Inc.	2,131	26
	Rent-A-Center Inc.	2,116	26
	Haverty Furniture Cos. Inc.	1,083	25
	Ruth's Hospitality Group Inc.	1,298	25
	Barnes & Noble Inc.	3,208	25
*	Express Inc.	3,852	25
*	Shutterstock Inc.	722	24
	Tailored Brands Inc.	2,017	24

5

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Laureate Education Inc. Class A	1,578	23
*	Nautilus Inc.	1,379	23
*	Carrols Restaurant Group Inc.	2,006	22
	Buckle Inc.	1,543	22
*	Motorcar Parts of America Inc.	823	22
*	Central European Media Enterprises Ltd. Class A	5,175	21
*	Malibu Boats Inc. Class A	796	21
*	Fiesta Restaurant Group Inc.	1,232	21
*	Beazer Homes USA Inc.	1,425	21
	Lions Gate Entertainment Corp. Class A	684	20
*	Regis Corp.	1,530	20
	Superior Industries International Inc.	1,377	20
*	Horizon Global Corp.	1,167	20
*	Del Taco Restaurants Inc.	1,417	20
*	Del Frisco's Restaurant Group Inc.	1,422	20
	Tower International Inc.	877	20
*	Stoneridge Inc.	1,183	20
*	elf Beauty Inc.	926	19
*	Gray Television Inc.	1,339	19
*	Biglari Holdings Inc.	64	19
	Camping World Holdings Inc. Class A	518	19
*	Genesco Inc.	880	19
	National CineMedia Inc.	3,417	19
	Inter Parfums Inc.	465	18
	Bassett Furniture Industries Inc.	497	18
	Acushnet Holdings Corp.	1,068	18
*	Fossil Group Inc.	2,115	18
*	Monarch Casino & Resort Inc.	486	17
	Entravision Communications Corp. Class A	3,094	17
*	Altice USA Inc. Class A	561	17
*	MarineMax Inc.	1,052	17
*	Century Communities Inc.	749	17
	Finish Line Inc. Class A	2,013	17
*	Habit Restaurants Inc. Class A	1,257	16
	Movado Group Inc.	582	16
	Winmark Corp.	122	16
*	ZAGG Inc.	1,275	16
*	Ascena Retail Group Inc.	7,864	16
*	Party City Holdco Inc.	1,144	16
*	tronc Inc.	1,092	16
	Flexsteel Industries Inc.	338	15
*	Floor & Decor Holdings Inc. Class A	423	15
	Pier 1 Imports Inc.	3,612	15
*	El Pollo Loco Holdings Inc.	1,330	15
*	Overstock.com Inc.	680	15
	Cato Corp. Class A	1,134	15
	Carriage Services Inc. Class A	605	15
*	Care.com Inc.	924	14
	Johnson Outdoors Inc. Class A	212	14
*	Reading International Inc. Class A	835	13
*	Chuy's Holdings Inc.	687	13
	Emerald Expositions Events Inc.	594	13
	West Marine Inc.	995	13
*	American Public Education Inc.	693	13
*	Francesca's Holdings Corp.	1,745	13
*	America's Car-Mart Inc.	329	13
*	MCBC Holdings Inc.	727	12
*	Daily Journal Corp.	59	12
*,^	Eros International plc	1,238	12
*	Perry Ellis International Inc.	548	12
*	Revlon Inc. Class A	702	12
*	Golden Entertainment Inc.	519	12
	Speedway Motorsports Inc.	556	12
	Shoe Carnival Inc.	560	11

6

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Citi Trends Inc.	617	11
* Zoe's Kitchen Inc.	860	11
* Zumiez Inc.	877	11
Entercom Communications Corp. Class A	1,059	11
* Barnes & Noble Education Inc.	2,104	11
* Iconix Brand Group Inc.	1,946	11
* Hovnanian Enterprises Inc. Class A	5,863	11
* FTD Cos. Inc.	794	11
* 1-800-Flowers.com Inc. Class A	1,174	11
* Hibbett Sports Inc.	852	10
CSS Industries Inc.	391	10
RCI Hospitality Holdings Inc.	442	10
* Franklin Covey Co.	540	10
* QuinStreet Inc.	1,860	10
Fred's Inc. Class A	1,664	10
* Lindblad Expeditions Holdings Inc.	860	10
* Vera Bradley Inc.	1,033	9
Weyco Group Inc.	338	9
Clear Channel Outdoor Holdings Inc. Class A	2,248	9
* Bojangles' Inc.	642	9
* Bridgepoint Education Inc.	968	9
* Rosetta Stone Inc.	913	8
* Duluth Holdings Inc.	427	8
* At Home Group Inc.	339	8
* Nathan's Famous Inc.	141	8
* Lands' End Inc.	666	8
* VOXX International Corp. Class A	941	8
Collectors Universe Inc.	313	8
Libbey Inc.	886	7
Big 5 Sporting Goods Corp.	904	7
* Century Casinos Inc.	1,006	7
Superior Uniform Group Inc.	305	7
* Delta Apparel Inc.	340	7
* Clarus Corp.	887	6
Tilly's Inc. Class A	561	6
* Drive Shack Inc.	2,271	6
* Vitamin Shoppe Inc.	1,121	6
* Eastman Kodak Co.	773	6
* Build-A-Bear Workshop Inc.	646	6
* Ruby Tuesday Inc.	2,558	6
* Kirkland's Inc.	460	5
Marine Products Corp.	339	5
* Hemisphere Media Group Inc. Class A	404	5
* Sequential Brands Group Inc.	1,628	5
* J Alexander's Holdings Inc.	491	5
* Red Lion Hotels Corp.	677	5
* Cogint Inc.	942	5
Red Rock Resorts Inc. Class A	197	4
Escalade Inc.	365	4
Liberty Tax Inc.	321	4
* WideOpenWest Inc.	210	3
* Cambium Learning Group Inc.	450	3
Salem Media Group Inc. Class A	414	3
* Inspired Entertainment Inc.	202	2
		148,574
Consumer Staples (6.7%)
Procter & Gamble Co.	110,580	10,203
Philip Morris International Inc.	66,614	7,789
Coca-Cola Co.	166,211	7,571
PepsiCo Inc.	61,883	7,162
Altria Group Inc.	84,267	5,343
CVS Health Corp.	43,821	3,389
Walgreens Boots Alliance Inc.	40,491	3,300
Colgate-Palmolive Co.	36,862	2,641

7

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Mondelez International Inc. Class A	62,734	2,551
Kraft Heinz Co.	25,804	2,084
Kimberly-Clark Corp.	15,027	1,853
Constellation Brands Inc. Class A	6,782	1,357
General Mills Inc.	24,609	1,311
Sysco Corp.	20,942	1,103
Archer-Daniels-Midland Co.	23,578	974
* Monster Beverage Corp.	17,276	964
Kroger Co.	38,622	845
Clorox Co.	5,630	780
Tyson Foods Inc. Class A	12,154	769
Kellogg Co.	10,772	705
Dr Pepper Snapple Group Inc.	7,665	698
Molson Coors Brewing Co. Class B	7,166	643
Hershey Co.	6,040	634
Conagra Brands Inc.	17,669	574
Church & Dwight Co. Inc.	10,854	545
JM Smucker Co.	4,798	503
Bunge Ltd.	6,152	459
McCormick & Co. Inc.	4,692	446
Brown-Forman Corp. Class B	7,985	424
Ingredion Inc.	3,148	390
Hormel Foods Corp.	11,963	368
Campbell Soup Co.	7,931	366
Pinnacle Foods Inc.	5,144	305
Lamb Weston Holdings Inc.	5,798	264
* Post Holdings Inc.	2,823	240
* Herbalife Ltd.	2,980	206
* Edgewell Personal Care Co.	2,521	191
Casey's General Stores Inc.	1,743	184
* Hain Celestial Group Inc.	4,523	182
* TreeHouse Foods Inc.	2,361	158
Nu Skin Enterprises Inc. Class A	2,276	138
Sanderson Farms Inc.	901	133
Flowers Foods Inc.	7,496	130
Snyder's-Lance Inc.	3,499	124
* Sprouts Farmers Market Inc.	6,009	120
Spectrum Brands Holdings Inc.	1,072	118
Brown-Forman Corp. Class A	2,094	116
Energizer Holdings Inc.	2,534	112
* Rite Aid Corp.	45,710	111
* Blue Buffalo Pet Products Inc.	3,903	101
Lancaster Colony Corp.	835	97
* Performance Food Group Co.	3,282	91
Vector Group Ltd.	4,014	87
B&G Foods Inc.	2,820	86
J&J Snack Foods Corp.	606	77
* United Natural Foods Inc.	2,200	76
* Pilgrim's Pride Corp.	2,400	71
WD-40 Co.	615	67
National Beverage Corp.	553	64
Fresh Del Monte Produce Inc.	1,340	63
Seaboard Corp.	14	60
Core-Mark Holding Co. Inc.	2,049	55
Universal Corp.	963	55
* Boston Beer Co. Inc. Class A	351	52
* Hostess Brands Inc. Class A	3,709	50
Dean Foods Co.	4,062	45
* Cal-Maine Foods Inc.	1,220	45
Calavo Growers Inc.	642	43
SpartanNash Co.	1,600	39
Andersons Inc.	1,150	37
* SUPERVALU Inc.	1,764	35
PetMed Express Inc.	948	34

8

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
MGP Ingredients Inc.	602	34
* Diplomat Pharmacy Inc.	1,996	33
Medifast Inc.	521	30
John B Sanfilippo & Son Inc.	461	29
* USANA Health Sciences Inc.	453	27
Weis Markets Inc.	553	24
GNC Holdings Inc. Class A	2,838	24
* Freshpet Inc.	1,175	19
* Chefs' Warehouse Inc.	1,051	18
Ingles Markets Inc. Class A	792	17
Omega Protein Corp.	914	14
* Cadiz Inc.	1,174	14
Coca-Cola Bottling Co. Consolidated	65	14
* Primo Water Corp.	1,149	13
* Farmer Brothers Co.	383	12
* Craft Brew Alliance Inc.	706	12
* Seneca Foods Corp. Class A	391	12
Limoneira Co.	518	12
* Amplify Snack Brands Inc.	1,605	12
Village Super Market Inc. Class A	424	10
Natural Health Trends Corp.	417	8
* Smart & Final Stores Inc.	1,163	8
Alico Inc.	213	7
* Castle Brands Inc.	4,435	6
Nature's Sunshine Products Inc.	472	5
* Turning Point Brands Inc.	286	5
* US Foods Holding Corp.	124	3
Orchids Paper Products Co.	332	3
* Natural Grocers by Vitamin Cottage Inc.	562	3
* Lifeway Foods Inc.	162	1
		73,435
Energy (5.3%)
Exxon Mobil Corp.	182,668	13,943
Chevron Corp.	81,459	8,767
Schlumberger Ltd.	59,417	3,774
ConocoPhillips	52,617	2,297
EOG Resources Inc.	24,318	2,067
Occidental Petroleum Corp.	32,411	1,935
Kinder Morgan Inc.	81,887	1,583
Phillips 66	18,883	1,583
Halliburton Co.	37,494	1,461
Valero Energy Corp.	18,945	1,290
Marathon Petroleum Corp.	21,742	1,140
Williams Cos. Inc.	34,755	1,033
Pioneer Natural Resources Co.	7,335	951
Anadarko Petroleum Corp.	23,231	951
Devon Energy Corp.	21,368	671
Andeavor	6,672	668
* Concho Resources Inc.	6,014	667
Baker Hughes a GE Co.	18,384	623
Apache Corp.	15,741	611
Cabot Oil & Gas Corp.	20,285	518
National Oilwell Varco Inc.	16,729	513
ONEOK Inc.	9,201	498
Noble Energy Inc.	20,637	491
Hess Corp.	12,462	485
EQT Corp.	7,587	473
Cimarex Energy Co.	4,195	418
Marathon Oil Corp.	37,487	417
* Diamondback Energy Inc.	4,226	384
* Cheniere Energy Inc.	8,764	375
Targa Resources Corp.	8,280	369
* Parsley Energy Inc. Class A	9,938	249
HollyFrontier Corp.	7,676	240

9

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Newfield Exploration Co.	8,590	224
* Energen Corp.	4,249	218
* Antero Resources Corp.	10,227	201
* Rice Energy Inc.	6,894	189
Valvoline Inc.	8,249	176
* RSP Permian Inc.	5,504	173
Range Resources Corp.	9,946	173
* First Solar Inc.	3,540	166
Helmerich & Payne Inc.	3,861	164
* WPX Energy Inc.	16,338	163
Murphy Oil Corp.	7,119	161
* Chesapeake Energy Corp.	40,930	149
* Weatherford International plc	38,714	148
* CONSOL Energy Inc.	10,116	147
Patterson-UTI Energy Inc.	9,171	146
* Transocean Ltd.	16,779	137
* Continental Resources Inc.	3,869	131
PBF Energy Inc. Class A	5,013	119
* Southwestern Energy Co.	21,735	118
* PDC Energy Inc.	2,817	111
World Fuel Services Corp.	2,960	102
* Centennial Resource Development Inc. Class A	5,458	94
Oceaneering International Inc.	4,147	94
Golar LNG Ltd.	4,140	90
* Callon Petroleum Co.	8,578	89
* Laredo Petroleum Inc.	7,021	87
* Matador Resources Co.	3,567	84
Arch Coal Inc. Class A	1,050	84
* Gulfport Energy Corp.	6,546	82
* QEP Resources Inc.	10,750	81
Nabors Industries Ltd.	11,967	78
* Extraction Oil & Gas Inc.	5,887	77
* McDermott International Inc.	12,341	76
* Ultra Petroleum Corp.	9,590	75
SemGroup Corp. Class A	2,880	74
* Whiting Petroleum Corp.	16,382	73
Delek US Holdings Inc.	2,915	72
* Oasis Petroleum Inc.	9,643	70
* Peabody Energy Corp.	2,398	70
* SRC Energy Inc.	8,660	68
* Dril-Quip Inc.	1,800	68
SM Energy Co.	4,912	66
* Kosmos Energy Ltd.	8,414	59
* C&J Energy Services Inc.	2,266	57
* TerraForm Power Inc. Class A	4,042	56
* NOW Inc.	4,734	55
^ Ensco plc Class A	12,970	55
* Superior Energy Services Inc.	6,448	53
* Rowan Cos. plc Class A	5,335	52
* Oil States International Inc.	2,264	49
^ RPC Inc.	2,347	46
* Diamond Offshore Drilling Inc.	3,491	40
* Noble Corp. plc	11,227	37
* Newpark Resources Inc.	4,535	37
* Helix Energy Solutions Group Inc.	5,816	37
* Carrizo Oil & Gas Inc.	2,691	36
Archrock Inc.	3,473	35
* Unit Corp.	2,214	35
* Forum Energy Technologies Inc.	2,972	35
* Resolute Energy Corp.	1,073	32
* Jagged Peak Energy Inc.	2,180	28
* Penn Virginia Corp.	712	27
* SandRidge Energy Inc.	1,585	27
* Ring Energy Inc.	2,284	27

10

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Green Plains Inc.	1,454	27
*	Sunrun Inc.	3,993	27
*	Bonanza Creek Energy Inc.	1,003	26
*	Par Pacific Holdings Inc.	1,435	26
*	Tellurian Inc.	2,755	25
*	Keane Group Inc.	1,960	25
*	Atwood Oceanics Inc.	3,785	25
*	REX American Resources Corp.	280	24
*	TerraForm Global Inc. Class A	4,752	24
*	Stone Energy Corp.	956	23
*	Renewable Energy Group Inc.	1,800	22
*	Clean Energy Fuels Corp.	8,091	19
	Panhandle Oil and Gas Inc. Class A	769	16
*	WildHorse Resource Development Corp.	1,486	16
*	California Resources Corp.	2,041	16
	CVR Energy Inc.	742	16
*	Energy XXI Gulf Coast Inc.	1,505	16
*	Flotek Industries Inc.	2,909	15
*	RigNet Inc.	859	14
*	Matrix Service Co.	1,151	14
*	Natural Gas Services Group Inc.	575	14
*	Abraxas Petroleum Corp.	7,765	13
^	Frank's International NV	2,047	13
*	ProPetro Holding Corp.	1,115	13
*	TETRA Technologies Inc.	6,171	13
*	Green Brick Partners Inc.	1,337	13
*	Tesco Corp.	2,845	13
*	Geospace Technologies Corp.	808	12
*	Basic Energy Services Inc.	834	12
*	Cloud Peak Energy Inc.	3,576	11
*	TPI Composites Inc.	551	11
*	Bill Barrett Corp.	3,629	11
*	Trecora Resources	867	11
*	Eclipse Resources Corp.	4,453	10
*	Pacific Ethanol Inc.	1,971	10
*	NCS Multistage Holdings Inc.	493	10
*	SEACOR Marine Holdings Inc.	760	10
	Evolution Petroleum Corp.	1,359	9
*	W&T Offshore Inc.	4,671	9
*	CARBO Ceramics Inc.	1,298	9
*	Midstates Petroleum Co. Inc.	561	8
*,^	Lilis Energy Inc.	2,212	8
	Gulf Island Fabrication Inc.	654	7
*	Key Energy Services Inc.	555	7
*	SilverBow Resources Inc.	323	7
*	Parker Drilling Co.	6,082	7
*	Smart Sand Inc.	1,083	6
*	Pioneer Energy Services Corp.	3,526	6
*	Solaris Oilfield Infrastructure Inc. Class A	421	6
*,^	Approach Resources Inc.	2,034	6
*	Mammoth Energy Services Inc.	410	6
*	Vivint Solar Inc.	1,189	6
*	Ameresco Inc. Class A	746	5
*	Gastar Exploration Inc.	8,766	5
*	Contango Oil & Gas Co.	1,111	5
	Hallador Energy Co.	840	5
*	Isramco Inc.	38	4
*	Select Energy Services Inc. Class A	290	4
	Adams Resources & Energy Inc.	102	4
*	Rosehill Resources Inc.	329	2
^	Nordic American Offshore Ltd.	186	—
			58,085
Financial Services (21.0%)
*	Berkshire Hathaway Inc. Class B	83,427	15,114

11

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
JPMorgan Chase & Co.	152,612	13,871
Bank of America Corp.	428,321	10,233
Wells Fargo & Co.	193,316	9,873
Visa Inc. Class A	79,553	8,235
Citigroup Inc.	119,196	8,109
Mastercard Inc. Class A	40,612	5,414
US Bancorp	69,627	3,568
Goldman Sachs Group Inc.	15,687	3,510
* PayPal Holdings Inc.	48,578	2,996
Chubb Ltd.	20,271	2,867
American Express Co.	31,934	2,750
American Tower Corp.	18,213	2,696
PNC Financial Services Group Inc.	20,929	2,625
Morgan Stanley	56,568	2,574
American International Group Inc.	39,664	2,399
Bank of New York Mellon Corp.	43,536	2,276
BlackRock Inc.	5,365	2,248
Simon Property Group Inc.	13,169	2,066
Charles Schwab Corp.	51,016	2,036
Prudential Financial Inc.	18,362	1,874
Crown Castle International Corp.	17,199	1,865
MetLife Inc.	39,251	1,838
CME Group Inc.	14,461	1,819
Marsh & McLennan Cos. Inc.	22,127	1,728
S&P Global Inc.	11,086	1,711
Intercontinental Exchange Inc.	25,179	1,628
BB&T Corp.	35,041	1,615
Capital One Financial Corp.	19,956	1,589
Equinix Inc.	3,351	1,570
Aon plc	11,182	1,556
State Street Corp.	15,916	1,472
Travelers Cos. Inc.	12,121	1,469
Allstate Corp.	15,716	1,422
Prologis Inc.	22,101	1,400
Aflac Inc.	16,880	1,393
Fidelity National Information Services Inc.	14,238	1,323
Public Storage	6,356	1,305
Welltower Inc.	15,847	1,160
Progressive Corp.	24,893	1,157
SunTrust Banks Inc.	20,799	1,146
AvalonBay Communities Inc.	5,956	1,118
* Fiserv Inc.	8,870	1,097
Synchrony Financial	35,412	1,090
Ventas Inc.	15,394	1,054
Equity Residential	15,391	1,034
Weyerhaeuser Co.	31,342	1,022
Moody's Corp.	7,195	964
Discover Financial Services	16,165	953
M&T Bank Corp.	6,266	927
Ameriprise Financial Inc.	6,386	885
Hartford Financial Services Group Inc.	15,719	850
T. Rowe Price Group Inc.	9,927	837
Willis Towers Watson plc	5,451	809
Fifth Third Bancorp	30,900	807
Digital Realty Trust Inc.	6,812	806
Boston Properties Inc.	6,679	806
Northern Trust Corp.	9,023	799
KeyCorp	46,215	795
* SBA Communications Corp. Class A	5,003	768
Essex Property Trust Inc.	2,839	755
Equifax Inc.	5,036	717
Principal Financial Group Inc.	11,123	695
Citizens Financial Group Inc.	20,972	695
Regions Financial Corp.	49,238	695

12

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Realty Income Corp.	11,788	679
First Republic Bank	6,718	652
Lincoln National Corp.	9,576	650
Franklin Resources Inc.	14,653	633
Global Payments Inc.	6,607	631
HCP Inc.	20,582	614
* Markel Corp.	574	604
Huntington Bancshares Inc.	47,430	597
Host Hotels & Resorts Inc.	32,141	582
Annaly Capital Management Inc.	46,262	578
* FleetCor Technologies Inc.	4,021	578
Invesco Ltd.	17,571	576
Loews Corp.	12,209	569
GGP Inc.	26,899	558
Vornado Realty Trust	7,435	554
FNF Group	11,460	553
Total System Services Inc.	7,676	531
Cincinnati Financial Corp.	6,847	526
Mid-America Apartment Communities Inc.	4,850	516
Comerica Inc.	7,486	511
* E*TRADE Financial Corp.	12,075	495
* Arch Capital Group Ltd.	5,039	491
* Vantiv Inc. Class A	6,843	484
Unum Group	10,018	483
CBOE Holdings Inc.	4,726	477
TD Ameritrade Holding Corp.	10,952	474
Alliance Data Systems Corp.	2,092	472
* CBRE Group Inc. Class A	12,962	468
Alexandria Real Estate Equities Inc.	3,799	461
XL Group Ltd.	11,164	457
Duke Realty Corp.	15,254	453
Iron Mountain Inc.	11,368	448
Everest Re Group Ltd.	1,766	446
UDR Inc.	11,388	442
Ally Financial Inc.	19,271	436
MSCI Inc. Class A	3,723	427
SL Green Realty Corp.	4,338	418
Regency Centers Corp.	6,426	413
Affiliated Managers Group Inc.	2,330	412
Extra Space Storage Inc.	5,277	410
Federal Realty Investment Trust	3,177	403
Torchmark Corp.	5,195	400
Raymond James Financial Inc.	5,088	399
CIT Group Inc.	8,766	393
Western Union Co.	20,741	392
Zions Bancorporation	8,727	381
* SVB Financial Group	2,247	381
Reinsurance Group of America Inc. Class A	2,759	371
Nasdaq Inc.	4,915	371
Broadridge Financial Solutions Inc.	4,690	366
Arthur J Gallagher & Co.	6,243	361
VEREIT Inc.	42,503	359
Jack Henry & Associates Inc.	3,447	355
* Alleghany Corp.	629	354
East West Bancorp Inc.	6,324	350
Kimco Realty Corp.	17,791	349
SEI Investments Co.	5,687	332
AGNC Investment Corp.	14,839	320
Voya Financial Inc.	8,282	317
MarketAxess Holdings Inc.	1,626	314
Equity LifeStyle Properties Inc.	3,511	313
Colony NorthStar Inc. Class A	23,865	313
Apartment Investment & Management Co.	6,879	312
American Financial Group Inc.	3,061	312

13

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Camden Property Trust	3,367	301
* TransUnion	6,289	301
Gaming and Leisure Properties Inc.	7,652	300
* Signature Bank	2,320	298
Leucadia National Corp.	12,480	296
* First Data Corp. Class A	15,889	293
Sun Communities Inc.	3,144	284
WR Berkley Corp.	4,191	279
American Campus Communities Inc.	5,809	276
Macerich Co.	5,218	275
Healthcare Trust of America Inc. Class A	8,840	275
Omega Healthcare Investors Inc.	8,431	269
National Retail Properties Inc.	6,357	266
Kilroy Realty Corp.	3,768	261
WP Carey Inc.	3,779	260
FactSet Research Systems Inc.	1,606	252
Starwood Property Trust Inc.	11,152	248
New York Community Bancorp Inc.	20,554	248
Jones Lang LaSalle Inc.	1,988	242
CyrusOne Inc.	3,825	241
Douglas Emmett Inc.	6,175	241
Forest City Realty Trust Inc. Class A	9,912	238
Lamar Advertising Co. Class A	3,559	237
RenaissanceRe Holdings Ltd.	1,677	233
Synovus Financial Corp.	5,527	233
Eaton Vance Corp.	4,892	233
People's United Financial Inc.	13,901	232
Liberty Property Trust	5,396	230
Assurant Inc.	2,422	229
Lazard Ltd. Class A	5,299	227
Brown & Brown Inc.	5,049	227
* Square Inc.	8,663	226
First American Financial Corp.	4,608	226
American Homes 4 Rent Class A	10,169	225
Axis Capital Holdings Ltd.	3,706	223
New Residential Investment Corp.	13,312	219
Hudson Pacific Properties Inc.	6,630	219
DuPont Fabros Technology Inc.	3,376	217
Highwoods Properties Inc.	4,140	216
Assured Guaranty Ltd.	5,072	216
Brixmor Property Group Inc.	11,474	215
* Euronet Worldwide Inc.	2,127	209
Commerce Bancshares Inc.	3,789	208
Bank of the Ozarks	4,841	208
Senior Housing Properties Trust	10,503	207
Realogy Holdings Corp.	6,093	207
PacWest Bancorp	4,572	206
* Brighthouse Financial Inc.	3,605	206
Gramercy Property Trust	6,565	200
Pinnacle Financial Partners Inc.	3,205	199
* Western Alliance Bancorp	4,111	198
Old Republic International Corp.	10,324	197
Fair Isaac Corp.	1,380	194
CubeSmart	7,804	192
* SLM Corp.	18,781	191
Cullen/Frost Bankers Inc.	2,262	190
STORE Capital Corp.	7,439	189
Hospitality Properties Trust	6,880	188
EPR Properties	2,683	187
Spirit Realty Capital Inc.	21,397	186
* WEX Inc.	1,674	183
Hanover Insurance Group Inc.	1,838	180
Webster Financial Corp.	3,801	177
LPL Financial Holdings Inc.	3,785	177

14

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
DCT Industrial Trust Inc.	3,028	177
* Zillow Group Inc.	4,413	175
Popular Inc.	4,360	174
CoreSite Realty Corp.	1,460	173
Dun & Bradstreet Corp.	1,550	173
* CoreLogic Inc.	3,634	171
Medical Properties Trust Inc.	12,905	170
* Starwood Waypoint Homes	4,548	169
First Horizon National Corp.	9,740	168
CNO Financial Group Inc.	7,495	168
Cousins Properties Inc.	17,759	166
Validus Holdings Ltd.	3,304	166
Apple Hospitality REIT Inc.	9,111	166
Healthcare Realty Trust Inc.	4,921	164
Weingarten Realty Investors	5,051	162
IBERIABANK Corp.	2,109	162
Hancock Holding Co.	3,660	161
Navient Corp.	12,155	160
* MGIC Investment Corp.	13,929	160
Radian Group Inc.	9,110	159
Rayonier Inc.	5,479	159
Chimera Investment Corp.	8,163	156
Primerica Inc.	1,995	153
BankUnited Inc.	4,533	151
FNB Corp.	11,837	150
Sunstone Hotel Investors Inc.	9,506	150
* Texas Capital Bancshares Inc.	2,018	150
White Mountains Insurance Group Ltd.	170	148
Two Harbors Investment Corp.	14,472	148
GEO Group Inc.	5,356	148
Sabra Health Care REIT Inc.	6,762	148
Legg Mason Inc.	3,867	148
Bank of Hawaii Corp.	1,876	147
Paramount Group Inc.	9,150	144
* Howard Hughes Corp.	1,228	144
Associated Banc-Corp	6,539	143
Uniti Group Inc.	7,386	142
Retail Properties of America Inc.	10,608	141
Life Storage Inc.	1,901	140
Physicians Realty Trust	7,443	139
* Equity Commonwealth	4,484	139
LaSalle Hotel Properties	4,886	139
MFA Financial Inc.	15,793	139
CoreCivic Inc.	5,150	138
Umpqua Holdings Corp.	7,872	138
Investors Bancorp Inc.	10,458	137
Stifel Financial Corp.	2,864	137
Erie Indemnity Co. Class A	1,132	137
Wintrust Financial Corp.	1,872	136
National Health Investors Inc.	1,693	136
Outfront Media Inc.	6,004	132
Piedmont Office Realty Trust Inc. Class A	6,503	132
Brandywine Realty Trust	7,665	132
DDR Corp.	13,562	131
* Credit Acceptance Corp.	480	131
Taubman Centers Inc.	2,500	131
BGC Partners Inc. Class A	9,954	129
* Essent Group Ltd.	3,307	129
Evercore Inc. Class A	1,711	129
Selective Insurance Group Inc.	2,551	129
UMB Financial Corp.	1,901	128
MB Financial Inc.	3,195	127
Washington Federal Inc.	4,058	127
Chemical Financial Corp.	2,780	126

15

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
FirstCash Inc.	2,148	126
Fulton Financial Corp.	7,177	125
Valley National Bancorp	11,188	125
Aspen Insurance Holdings Ltd.	2,722	123
Interactive Brokers Group Inc.	2,921	122
* JBG SMITH Properties	3,736	122
Education Realty Trust Inc.	3,164	122
Park Hotels & Resorts Inc.	4,558	122
Prosperity Bancshares Inc.	2,036	122
Sterling Bancorp	5,408	121
PS Business Parks Inc.	866	117
Federated Investors Inc. Class B	4,243	116
* Athene Holding Ltd. Class A	2,165	116
United Bankshares Inc.	3,368	113
First Financial Bankshares Inc.	2,815	113
Columbia Property Trust Inc.	5,357	113
Empire State Realty Trust Inc.	5,474	111
First Citizens BancShares Inc. Class A	327	111
EastGroup Properties Inc.	1,249	111
Ryman Hospitality Properties Inc.	1,863	111
Community Bank System Inc.	2,151	111
Pebblebrook Hotel Trust	3,287	110
QTS Realty Trust Inc. Class A	2,010	109
Washington REIT	3,306	109
TCF Financial Corp.	6,927	108
STAG Industrial Inc.	3,840	107
American Equity Investment Life Holding Co.	3,819	106
Acadia Realty Trust	3,669	105
RLJ Lodging Trust	5,190	105
Corporate Office Properties Trust	3,130	104
Glacier Bancorp Inc.	3,103	103
Urban Edge Properties	4,067	102
Lexington Realty Trust	10,355	102
* Enstar Group Ltd.	488	101
* Blackhawk Network Holdings Inc.	2,253	101
Tanger Factory Outlet Centers Inc.	4,184	98
Home BancShares Inc.	4,187	98
DiamondRock Hospitality Co.	8,774	96
Retail Opportunity Investments Corp.	4,852	96
First Industrial Realty Trust Inc.	3,078	95
CVB Financial Corp.	4,577	95
* Green Dot Corp. Class A	1,964	95
Old National Bancorp	5,606	92
Xenia Hotels & Resorts Inc.	4,568	91
South State Corp.	1,104	91
Mack-Cali Realty Corp.	3,948	90
Great Western Bancorp Inc.	2,507	90
Kemper Corp.	1,877	90
Rexford Industrial Realty Inc.	2,990	90
Hope Bancorp Inc.	5,495	89
Trustmark Corp.	2,970	88
RLI Corp.	1,636	88
Columbia Banking System Inc.	2,345	87
BOK Financial Corp.	1,077	87
Alexander & Baldwin Inc.	1,996	87
* LendingClub Corp.	13,936	86
International Bancshares Corp.	2,386	86
* Eagle Bancorp Inc.	1,368	85
Astoria Financial Corp.	4,286	84
Monogram Residential Trust Inc.	6,956	83
LTC Properties Inc.	1,676	82
Potlatch Corp.	1,699	81
* Genworth Financial Inc. Class A	23,670	81
* Santander Consumer USA Holdings Inc.	5,649	81

16

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Financial Engines Inc.	2,436	81
Renasant Corp.	2,005	80
Hilltop Holdings Inc.	3,355	79
* HRG Group Inc.	5,011	79
Terreno Realty Corp.	2,169	79
ProAssurance Corp.	1,472	78
Invesco Mortgage Capital Inc.	4,571	78
Bank of NT Butterfield & Son Ltd.	2,350	77
Kite Realty Group Trust	3,706	75
* Zillow Group Inc. Class A	1,862	74
Towne Bank	2,420	74
WesBanco Inc.	1,947	74
* LendingTree Inc.	319	74
Washington Prime Group Inc.	8,814	74
Argo Group International Holdings Ltd.	1,216	73
Independent Bank Corp.	1,053	73
First Merchants Corp.	1,855	73
United Community Banks Inc.	2,772	72
Banner Corp.	1,307	72
Capitol Federal Financial Inc.	5,239	72
Provident Financial Services Inc.	2,865	71
Four Corners Property Trust Inc.	2,788	71
CareTrust REIT Inc.	3,635	70
* BofI Holding Inc.	2,632	70
Kennedy-Wilson Holdings Inc.	3,588	69
* OneMain Holdings Inc. Class A	2,520	69
LegacyTexas Financial Group Inc.	1,914	69
First Midwest Bancorp Inc.	3,252	69
Apollo Commercial Real Estate Finance Inc.	3,782	68
Global Net Lease Inc.	3,118	68
American Assets Trust Inc.	1,662	68
Select Income REIT	2,860	66
Mercury General Corp.	1,149	66
BancorpSouth Inc.	2,251	65
Summit Hotel Properties Inc.	4,383	65
First Financial Bancorp	2,706	65
Cathay General Bancorp	1,836	65
CBL & Associates Properties Inc.	8,069	65
CNA Financial Corp.	1,314	64
ServisFirst Bancshares Inc.	1,889	64
Ameris Bancorp	1,448	64
NBT Bancorp Inc.	1,933	63
Invitation Homes Inc.	2,737	63
* Quality Care Properties Inc.	4,616	63
Simmons First National Corp. Class A	1,209	63
Chesapeake Lodging Trust	2,420	62
Northwest Bancshares Inc.	4,005	62
Government Properties Income Trust	3,310	61
Employers Holdings Inc.	1,449	61
Waddell & Reed Financial Inc. Class A	3,276	61
* PRA Group Inc.	2,097	61
Navigators Group Inc.	1,070	60
Morningstar Inc.	720	60
First Commonwealth Financial Corp.	4,694	59
Redwood Trust Inc.	3,432	57
* Pacific Premier Bancorp Inc.	1,600	57
Boston Private Financial Holdings Inc.	3,851	57
Horace Mann Educators Corp.	1,600	56
* FCB Financial Holdings Inc. Class A	1,288	56
Agree Realty Corp.	1,120	56
Seritage Growth Properties Class A	1,164	56
* MBIA Inc.	5,560	56
Kearny Financial Corp.	3,931	56
Artisan Partners Asset Management Inc. Class A	1,799	55

17

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Union Bankshares Corp.	1,754	55
Lakeland Financial Corp.	1,261	55
CYS Investments Inc.	6,186	54
Park National Corp.	560	54
* Walker & Dunlop Inc.	1,109	53
HFF Inc. Class A	1,384	53
Brookline Bancorp Inc.	3,676	53
Westamerica Bancorporation	1,015	52
PennyMac Mortgage Investment Trust	2,993	52
National Storage Affiliates Trust	2,309	52
S&T Bancorp Inc.	1,429	51
WSFS Financial Corp.	1,138	51
Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,190	51
City Holding Co.	798	51
* Cardtronics plc Class A	1,937	50
* FNFV Group	2,933	49
Sandy Spring Bancorp Inc.	1,281	49
United Fire Group Inc.	1,174	49
Beneficial Bancorp Inc.	3,242	48
Moelis & Co. Class A	1,229	48
Universal Health Realty Income Trust	638	48
Monmouth Real Estate Investment Corp.	2,972	48
BancFirst Corp.	948	48
EVERTEC Inc.	2,596	48
Alexander's Inc.	114	48
Parkway Inc.	2,068	47
InfraREIT Inc.	2,111	47
United Financial Bancorp Inc.	2,725	47
First Hawaiian Inc.	1,740	47
First Interstate BancSystem Inc. Class A	1,337	47
Houlihan Lokey Inc. Class A	1,302	47
Franklin Street Properties Corp.	4,706	47
AMERISAFE Inc.	871	47
CenterState Banks Inc.	1,903	47
WisdomTree Investments Inc.	5,078	47
FelCor Lodging Trust Inc.	6,362	46
State Bank Financial Corp.	1,728	46
ARMOUR Residential REIT Inc.	1,747	46
Berkshire Hills Bancorp Inc.	1,347	46
Nelnet Inc. Class A	955	45
AmTrust Financial Services Inc.	3,629	45
First Busey Corp.	1,552	45
Ladder Capital Corp. Class A	3,249	45
Southside Bancshares Inc.	1,364	45
Heartland Financial USA Inc.	976	44
Independent Bank Group Inc.	791	44
Hanmi Financial Corp.	1,629	44
Central Pacific Financial Corp.	1,499	43
Safety Insurance Group Inc.	608	43
RE/MAX Holdings Inc. Class A	708	43
Ramco-Gershenson Properties Trust	3,242	43
Stewart Information Services Corp.	1,175	42
Tompkins Financial Corp.	558	42
Tier REIT Inc.	2,301	42
* St. Joe Co.	2,238	42
Meridian Bancorp Inc.	2,375	42
Washington Trust Bancorp Inc.	811	42
* Ambac Financial Group Inc.	2,271	41
TFS Financial Corp.	2,676	41
Capstead Mortgage Corp.	4,223	41
National Western Life Group Inc. Class A	122	41
* Encore Capital Group Inc.	1,007	41
MTGE Investment Corp.	2,097	40
* First BanCorp	7,008	40

18

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Seacoast Banking Corp. of Florida	1,739	40
* Flagstar Bancorp Inc.	1,210	40
* iStar Inc.	3,388	39
Banco Latinoamericano de Comercio Exterior SA	1,448	39
Banc of California Inc.	2,051	38
Univest Corp. of Pennsylvania	1,295	38
Lakeland Bancorp Inc.	2,022	37
Cohen & Steers Inc.	970	37
New York Mortgage Trust Inc.	5,860	37
Independence Realty Trust Inc.	3,551	37
Preferred Bank	673	36
ConnectOne Bancorp Inc.	1,586	36
CoBiz Financial Inc.	2,119	36
Universal Insurance Holdings Inc.	1,683	36
Piper Jaffray Cos.	651	36
* Third Point Reinsurance Ltd.	2,543	36
National Bank Holdings Corp. Class A	1,105	36
Investment Technology Group Inc.	1,767	36
Capital Bank Financial Corp.	938	35
National General Holdings Corp.	2,036	35
Chatham Lodging Trust	1,709	35
Hersha Hospitality Trust Class A	1,867	35
Infinity Property & Casualty Corp.	389	34
New Senior Investment Group Inc.	3,706	34
* Forestar Group Inc.	1,980	34
* HomeStreet Inc.	1,332	34
OceanFirst Financial Corp.	1,339	33
First Potomac Realty Trust	2,983	33
* Greenlight Capital Re Ltd. Class A	1,485	33
Park Sterling Corp.	2,904	33
Urstadt Biddle Properties Inc. Class A	1,593	33
* Customers Bancorp Inc.	1,167	33
1st Source Corp.	696	33
PJT Partners Inc.	840	32
NorthStar Realty Europe Corp.	2,600	32
Saul Centers Inc.	532	32
Easterly Government Properties Inc.	1,592	32
Getty Realty Corp.	1,158	32
Stock Yards Bancorp Inc.	916	32
Stonegate Bank	660	32
Investors Real Estate Trust	5,008	31
Altisource Residential Corp.	2,592	31
TriCo Bancshares	882	31
Dime Community Bancshares Inc.	1,648	31
* CU Bancorp	876	31
Federal Agricultural Mortgage Corp.	458	31
TrustCo Bank Corp. NY	3,927	31
Virtus Investment Partners Inc.	292	31
First of Long Island Corp.	1,156	31
OM Asset Management plc	2,182	31
MainSource Financial Group Inc.	938	31
German American Bancorp Inc.	940	31
James River Group Holdings Ltd.	762	30
Meta Financial Group Inc.	430	30
Westwood Holdings Group Inc.	488	30
Flushing Financial Corp.	1,091	30
Oritani Financial Corp.	1,849	30
Northfield Bancorp Inc.	1,841	30
Armada Hoffler Properties Inc.	2,216	30
FBL Financial Group Inc. Class A	431	29
Cass Information Systems Inc.	476	29
Heritage Financial Corp.	1,109	29
* INTL. FCStone Inc.	811	29
Pennsylvania REIT	2,842	29

19

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
AG Mortgage Investment Trust Inc.	1,464	28
Horizon Bancorp	1,066	28
Anworth Mortgage Asset Corp.	4,522	27
Preferred Apartment Communities Inc. Class A	1,498	27
Gladstone Commercial Corp.	1,264	27
* Nationstar Mortgage Holdings Inc.	1,560	27
Guaranty Bancorp	1,037	27
Peapack Gladstone Financial Corp.	872	27
Bridge Bancorp Inc.	854	26
State National Cos. Inc.	1,237	26
* Donnelley Financial Solutions Inc.	1,200	26
* MoneyGram International Inc.	1,621	26
Virtu Financial Inc. Class A	1,415	25
Maiden Holdings Ltd.	3,499	25
State Auto Financial Corp.	1,002	25
Diamond Hill Investment Group Inc.	126	25
* Republic First Bancorp Inc.	2,912	25
Live Oak Bancshares Inc.	1,092	24
Great Southern Bancorp Inc.	490	24
Fidelity Southern Corp.	1,112	24
* Everi Holdings Inc.	3,124	24
Kinsale Capital Group Inc.	634	24
Ashford Hospitality Trust Inc.	3,763	23
Bar Harbor Bankshares	888	23
Community Trust Bancorp Inc.	548	23
Waterstone Financial Inc.	1,317	23
UMH Properties Inc.	1,445	23
* Trupanion Inc.	1,040	23
NexPoint Residential Trust Inc.	970	23
Whitestone REIT	1,791	22
Mercantile Bank Corp.	728	22
* Green Bancorp Inc.	1,093	22
Blue Hills Bancorp Inc.	1,167	22
Peoples Bancorp Inc.	700	22
City Office REIT Inc.	1,694	22
* Bancorp Inc.	2,715	21
* Marcus & Millichap Inc.	806	21
Old Second Bancorp Inc.	1,847	21
Pacific Continental Corp.	888	21
Community Healthcare Trust Inc.	794	21
United Community Financial Corp.	2,314	21
Carolina Financial Corp.	618	21
* First Foundation Inc.	1,240	21
* TriState Capital Holdings Inc.	1,005	21
* eHealth Inc.	857	21
* World Acceptance Corp.	277	21
QCR Holdings Inc.	472	21
Western Asset Mortgage Capital Corp.	1,947	20
CorEnergy Infrastructure Trust Inc.	626	20
Independent Bank Corp.	1,000	20
People's Utah Bancorp	744	20
Midland States Bancorp Inc.	666	20
* EZCORP Inc. Class A	2,205	20
Southwest Bancorp Inc.	790	20
* HomeTrust Bancshares Inc.	848	20
Cedar Realty Trust Inc.	3,901	20
First Financial Corp.	450	20
* Allegiance Bancshares Inc.	573	20
* Nicolet Bankshares Inc.	357	20
* National Commerce Corp.	490	19
* Cowen Inc. Class A	1,190	19
First Connecticut Bancorp Inc.	778	19
First Defiance Financial Corp.	392	19
Camden National Corp.	490	19

20

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Health Insurance Innovations Inc. Class A	555	19
*	Tejon Ranch Co.	930	19
	First Community Bancshares Inc.	718	18
	Farmers Capital Bank Corp.	493	18
*	Triumph Bancorp Inc.	641	18
*	Franklin Financial Network Inc.	547	18
	OneBeacon Insurance Group Ltd. Class A	964	18
*	Enova International Inc.	1,455	17
	Sierra Bancorp	684	17
	Heritage Commerce Corp.	1,289	17
*	Veritex Holdings Inc.	653	17
	Bank Mutual Corp.	1,877	17
	Fidelity & Guaranty Life	545	17
	Orchid Island Capital Inc.	1,748	17
*	PICO Holdings Inc.	1,037	17
	Republic Bancorp Inc. Class A	465	17
	Enterprise Bancorp Inc.	515	16
*	Global Indemnity Ltd.	407	16
*	Ocwen Financial Corp.	5,607	16
	Arrow Financial Corp.	508	16
	Bank of Marin Bancorp	250	16
	Clifton Bancorp Inc.	1,038	16
	Farmers National Banc Corp.	1,180	16
	Greenhill & Co. Inc.	1,063	16
	American National Bankshares Inc.	434	16
*	Citizens Inc. Class A	2,096	16
	Financial Institutions Inc.	566	15
	CNB Financial Corp.	633	15
^	OFG Bancorp	1,752	15
	WashingtonFirst Bankshares Inc.	449	15
*	FB Financial Corp.	435	15
	Farmland Partners Inc.	1,706	15
*	Atlantic Capital Bancshares Inc.	837	15
*	HarborOne Bancorp Inc.	864	15
*	Opus Bank	656	15
*	Equity Bancshares Inc. Class A	430	15
	RMR Group Inc. Class A	284	15
	NewStar Financial Inc.	1,365	15
*	FRP Holdings Inc.	329	14
	Resource Capital Corp.	1,389	14
	HCI Group Inc.	368	14
	GAIN Capital Holdings Inc.	2,264	14
	First Mid-Illinois Bancshares Inc.	410	14
	MidWestOne Financial Group Inc.	428	14
	Dynex Capital Inc.	1,963	14
	First Bancorp Inc.	536	14
	National Bankshares Inc.	348	14
	Bluerock Residential Growth REIT Inc. Class A	1,349	14
	Hingham Institution for Savings	74	14
*	Altisource Portfolio Solutions SA	595	14
*,^,2	Wins Finance Holdings Inc.	66	14
	Citizens & Northern Corp.	600	13
	West Bancorporation Inc.	611	13
*	On Deck Capital Inc.	2,730	13
*	PCSB Financial Corp.	778	13
	Peoples Financial Services Corp.	314	13
*	Ladenburg Thalmann Financial Services Inc.	4,872	13
	Ames National Corp.	461	13
	Arlington Asset Investment Corp. Class A	966	12
	Ashford Hospitality Prime Inc.	1,291	12
*	WMIH Corp.	9,610	12
	Macatawa Bank Corp.	1,254	12
	Investors Title Co.	68	12
	United Insurance Holdings Corp.	747	12

21

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
First Bancshares Inc.	411	12
Cherry Hill Mortgage Investment Corp.	622	12
Sun Bancorp Inc.	492	12
Western New England Bancorp Inc.	1,132	11
Heritage Insurance Holdings Inc.	985	11
Home Bancorp Inc.	277	11
* Farmers & Merchants Bancorp Inc.	167	11
Jernigan Capital Inc.	573	11
* PennyMac Financial Services Inc. Class A	653	11
Old Line Bancshares Inc.	397	11
EMC Insurance Group Inc.	376	11
B. Riley Financial Inc.	634	10
* Regional Management Corp.	473	10
Baldwin & Lyons Inc.	471	10
* Safeguard Scientifics Inc.	825	10
* Southern First Bancshares Inc.	280	10
* AV Homes Inc.	640	10
Summit Financial Group Inc.	447	10
Penns Woods Bancorp Inc.	228	10
Bankwell Financial Group Inc.	288	10
Shore Bancshares Inc.	590	10
Consolidated-Tomoka Land Co.	175	10
Codorus Valley Bancorp Inc.	386	10
Northrim BanCorp Inc.	322	10
Global Medical REIT Inc.	1,126	10
Civista Bancshares Inc.	469	9
MutualFirst Financial Inc.	266	9
KKR Real Estate Finance Trust Inc.	450	9
First Business Financial Services Inc.	437	9
Hamilton Lane Inc. Class A	393	9
Evans Bancorp Inc.	221	9
Southern Missouri Bancorp Inc.	281	9
Owens Realty Mortgage Inc.	517	9
Central Valley Community Bancorp	454	9
* Howard Bancorp Inc.	451	9
Stratus Properties Inc.	299	9
Southern National Bancorp of Virginia Inc.	528	9
Charter Financial Corp.	543	9
Orrstown Financial Services Inc.	353	9
MBT Financial Corp.	843	9
* Paragon Commercial Corp.	163	8
* SmartFinancial Inc.	366	8
Premier Financial Bancorp Inc.	444	8
Crawford & Co. Class B	842	8
* Sunshine Bancorp Inc.	385	8
* First Northwest Bancorp	523	8
Capital City Bank Group Inc.	391	8
Norwood Financial Corp.	183	8
First Internet Bancorp	251	8
* Planet Payment Inc.	2,009	8
Union Bankshares Inc.	183	8
LCNB Corp.	418	8
Bank of Commerce Holdings	731	8
Bear State Financial Inc.	748	8
* Community Bankers Trust Corp.	914	8
SI Financial Group Inc.	525	8
Oppenheimer Holdings Inc. Class A	466	8
Commerce Union Bancshares Inc.	314	8
ACNB Corp.	286	7
* Trinity Place Holdings Inc.	1,080	7
Clipper Realty Inc.	665	7
Northeast Bancorp	343	7
Federated National Holding Co.	472	7
Timberland Bancorp Inc.	262	7

22

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Investar Holding Corp.	329	7
* NI Holdings Inc.	432	7
* BSB Bancorp Inc.	248	7
Community Financial Corp.	200	7
County Bancorp Inc.	233	7
C&F Financial Corp.	149	7
Tiptree Inc.	1,080	7
First Financial Northwest Inc.	431	7
* Malvern Bancorp Inc.	285	7
Ohio Valley Banc Corp.	205	7
FNB Bancorp	223	7
Associated Capital Group Inc. Class A	192	7
Century Bancorp Inc. Class A	98	7
American National Insurance Co.	56	6
Riverview Bancorp Inc.	805	6
United Security Bancshares	683	6
Enterprise Financial Services Corp.	163	6
Peoples Bancorp of North Carolina Inc.	202	6
* Impac Mortgage Holdings Inc.	458	6
Two River Bancorp	331	6
Middlefield Banc Corp.	132	6
Ellington Residential Mortgage REIT	403	6
Chemung Financial Corp.	145	6
Unity Bancorp Inc.	326	6
Kingstone Cos. Inc.	368	6
Kansas City Life Insurance Co.	111	5
* ASB Bancorp Inc.	122	5
Old Point Financial Corp.	175	5
* Capstar Financial Holdings Inc.	305	5
Prudential Bancorp Inc.	270	5
First Guaranty Bancshares Inc.	181	5
DNB Financial Corp.	145	5
First Bancorp	148	5
MidSouth Bancorp Inc.	378	4
* Maui Land & Pineapple Co. Inc.	338	4
* Provident Bancorp Inc.	211	4
Silvercrest Asset Management Group Inc. Class A	336	4
RAIT Financial Trust	4,605	4
Parke Bancorp Inc.	189	4
BCB Bancorp Inc.	241	3
Guaranty Bancshares Inc.	50	2
Bryn Mawr Bank Corp.	13	1
		231,102
Health Care (13.9%)
Johnson & Johnson	115,923	15,345
Pfizer Inc.	253,969	8,615
UnitedHealth Group Inc.	41,213	8,197
Merck & Co. Inc.	117,433	7,499
Amgen Inc.	31,650	5,626
AbbVie Inc.	68,392	5,150
Medtronic plc	59,003	4,757
Gilead Sciences Inc.	55,793	4,670
* Celgene Corp.	33,205	4,613
Bristol-Myers Squibb Co.	70,612	4,271
Abbott Laboratories	72,723	3,704
Eli Lilly & Co.	41,895	3,406
Allergan plc	14,407	3,306
Thermo Fisher Scientific Inc.	17,132	3,206
* Biogen Inc.	9,067	2,870
Anthem Inc.	11,403	2,235
Danaher Corp.	26,280	2,192
Aetna Inc.	13,873	2,188
Stryker Corp.	14,441	2,042
Cigna Corp.	10,618	1,933

23

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Becton Dickinson and Co.	9,664	1,927
* Vertex Pharmaceuticals Inc.	10,491	1,684
* Regeneron Pharmaceuticals Inc.	3,387	1,683
* Boston Scientific Corp.	58,902	1,623
* Express Scripts Holding Co.	25,573	1,606
Humana Inc.	6,115	1,575
* Intuitive Surgical Inc.	1,543	1,550
McKesson Corp.	9,133	1,364
* Alexion Pharmaceuticals Inc.	9,214	1,312
Baxter International Inc.	21,115	1,310
Zoetis Inc.	20,706	1,298
* Illumina Inc.	6,175	1,263
* Edwards Lifesciences Corp.	8,831	1,004
Zimmer Biomet Holdings Inc.	8,779	1,003
CR Bard Inc.	3,081	988
* Incyte Corp.	7,050	969
* HCA Healthcare Inc.	12,278	966
Cardinal Health Inc.	13,193	890
Agilent Technologies Inc.	13,484	873
* Cerner Corp.	12,029	815
* Mylan NV	22,208	699
* BioMarin Pharmaceutical Inc.	7,537	680
* Laboratory Corp. of America Holdings	4,203	659
* Centene Corp.	7,382	656
Quest Diagnostics Inc.	5,666	614
* Align Technology Inc.	3,452	610
* Henry Schein Inc.	3,323	577
AmerisourceBergen Corp. Class A	6,897	553
* IDEXX Laboratories Inc.	3,541	550
* Quintiles IMS Holdings Inc.	5,480	526
Dentsply Sirona Inc.	9,289	525
Cooper Cos. Inc.	1,956	491
* Hologic Inc.	12,292	474
ResMed Inc.	6,064	470
Perrigo Co. plc	5,556	439
Teleflex Inc.	1,915	405
Universal Health Services Inc. Class B	3,746	405
* DaVita Inc.	6,807	399
* Kite Pharma Inc.	2,175	387
* Varian Medical Systems Inc.	3,622	385
* Exelixis Inc.	12,922	378
* VCA Inc.	3,775	351
* Alkermes plc	6,630	337
PerkinElmer Inc.	4,817	323
* QIAGEN NV	9,686	312
* WellCare Health Plans Inc.	1,754	306
* Ionis Pharmaceuticals Inc.	5,329	286
* Alnylam Pharmaceuticals Inc.	3,310	284
* Veeva Systems Inc. Class A	4,760	283
* DexCom Inc.	3,713	277
STERIS plc	3,070	268
* Envision Healthcare Corp.	5,057	265
West Pharmaceutical Services Inc.	3,034	264
* ABIOMED Inc.	1,710	258
* United Therapeutics Corp.	1,926	252
* athenahealth Inc.	1,741	245
* Bioverativ Inc.	4,276	242
* Bluebird Bio Inc.	1,810	226
* Catalent Inc.	5,427	224
* Seattle Genetics Inc.	4,248	223
* Charles River Laboratories International Inc.	1,990	217
* TESARO Inc.	1,671	216
* Neurocrine Biosciences Inc.	3,797	215
Bio-Techne Corp.	1,615	200

24

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Bio-Rad Laboratories Inc. Class A	909	198
* PAREXEL International Corp.	2,241	197
* Exact Sciences Corp.	4,641	194
* Alere Inc.	3,769	186
* Medidata Solutions Inc.	2,389	179
* MEDNAX Inc.	3,939	177
* Mallinckrodt plc	4,274	176
Hill-Rom Holdings Inc.	2,209	170
HealthSouth Corp.	3,703	169
* Masimo Corp.	1,987	168
* Acadia Healthcare Co. Inc.	3,367	158
* PRA Health Sciences Inc.	2,004	155
* Insulet Corp.	2,594	151
Patterson Cos. Inc.	3,704	143
* INC Research Holdings Inc. Class A	2,418	142
* Integra LifeSciences Holdings Corp.	2,734	139
Chemed Corp.	699	138
Bruker Corp.	4,690	136
* NuVasive Inc.	2,181	136
* ACADIA Pharmaceuticals Inc.	3,826	136
* Portola Pharmaceuticals Inc.	2,147	136
* Nektar Therapeutics Class A	6,421	135
* Clovis Oncology Inc.	1,770	135
* Wright Medical Group NV	4,391	130
Cantel Medical Corp.	1,580	128
* Akorn Inc.	3,889	128
* FibroGen Inc.	2,609	126
* Molina Healthcare Inc.	1,951	125
* Prestige Brands Holdings Inc.	2,398	122
* ICU Medical Inc.	670	117
* Sage Therapeutics Inc.	1,419	117
* Puma Biotechnology Inc.	1,259	116
* VWR Corp.	3,477	115
* Agios Pharmaceuticals Inc.	1,813	115
* Penumbra Inc.	1,321	114
* Allscripts Healthcare Solutions Inc.	8,632	113
* Juno Therapeutics Inc.	2,741	113
* Medicines Co.	3,061	112
* Avexis Inc.	1,196	112
* Ligand Pharmaceuticals Inc.	866	112
* LivaNova plc	1,747	109
* WebMD Health Corp.	1,624	108
* Neogen Corp.	1,520	105
* Nevro Corp.	1,180	102
* Prothena Corp. plc	1,639	101
* Brookdale Senior Living Inc.	8,249	100
* Supernus Pharmaceuticals Inc.	2,137	98
* Ultragenyx Pharmaceutical Inc.	1,707	97
* Horizon Pharma plc	6,978	95
* Sarepta Therapeutics Inc.	2,332	94
* OPKO Health Inc.	14,537	93
* HealthEquity Inc.	2,153	92
* Ironwood Pharmaceuticals Inc. Class A	5,772	92
* Halyard Health Inc.	2,025	92
* LifePoint Health Inc.	1,558	90
* Haemonetics Corp.	2,091	90
* Intercept Pharmaceuticals Inc.	759	88
* Blueprint Medicines Corp.	1,632	88
* Teladoc Inc.	2,637	88
* Select Medical Holdings Corp.	4,742	88
* Amicus Therapeutics Inc.	6,279	88
* Globus Medical Inc.	2,862	87
* Endo International plc	9,666	85
* Spark Therapeutics Inc.	1,007	83

25

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Myriad Genetics Inc.	2,718	83
*	Merit Medical Systems Inc.	1,985	82
*	NxStage Medical Inc.	2,924	82
*	Loxo Oncology Inc.	974	81
*	Omnicell Inc.	1,577	81
*	Magellan Health Inc.	979	79
*	AMN Healthcare Services Inc.	2,060	77
*	Corcept Therapeutics Inc.	4,481	75
	Owens & Minor Inc.	2,668	75
*	MiMedx Group Inc.	4,549	74
*	Inogen Inc.	769	74
*	Aerie Pharmaceuticals Inc.	1,261	72
*	Premier Inc. Class A	2,155	72
*	Integer Holdings Corp.	1,561	72
*	HMS Holdings Corp.	3,928	70
*	Tivity Health Inc.	1,768	69
*	Cambrex Corp.	1,330	69
*	Impax Laboratories Inc.	3,189	69
*	Repligen Corp.	1,541	67
*	Pacira Pharmaceuticals Inc.	1,751	67
*	Array BioPharma Inc.	6,565	64
*	Immunomedics Inc.	4,987	63
	CONMED Corp.	1,269	63
*	Halozyme Therapeutics Inc.	4,752	62
*	Radius Health Inc.	1,636	62
*	OraSure Technologies Inc.	3,016	62
*	Amedisys Inc.	1,157	60
*,^	Tenet Healthcare Corp.	3,491	60
*	Theravance Biopharma Inc.	1,812	59
*	Novocure Ltd.	2,823	58
*	Cotiviti Holdings Inc.	1,601	57
*	Varex Imaging Corp.	1,854	57
*	Emergent BioSolutions Inc.	1,486	55
*	Global Blood Therapeutics Inc.	1,799	55
*	Acceleron Pharma Inc.	1,365	53
*	Glaukos Corp.	1,395	53
*	LHC Group Inc.	801	52
*	Momenta Pharmaceuticals Inc.	3,021	51
*	BioTelemetry Inc.	1,349	50
*,^	Intrexon Corp.	2,485	49
*	Natus Medical Inc.	1,448	49
*	Sangamo Therapeutics Inc.	3,516	47
	Ensign Group Inc.	2,273	47
*	Innoviva Inc.	3,310	46
*	Cardiovascular Systems Inc.	1,556	46
*	PharMerica Corp.	1,551	46
*	Retrophin Inc.	1,823	44
*	K2M Group Holdings Inc.	1,900	44
*	Quidel Corp.	1,266	44
*	Dermira Inc.	1,866	44
*	MyoKardia Inc.	1,014	44
*	Quality Systems Inc.	2,756	43
*	Dynavax Technologies Corp.	2,372	43
*	Omeros Corp.	2,035	42
*	ZIOPHARM Oncology Inc.	6,415	41
*	Insmed Inc.	3,279	41
*	Spectrum Pharmaceuticals Inc.	4,149	40
*,^	TherapeuticsMD Inc.	6,680	40
	Atrion Corp.	64	40
	Analogic Corp.	554	40
*	Orthofix International NV	805	40
	Abaxis Inc.	855	40
*	Intersect ENT Inc.	1,265	39
*	Xencor Inc.	1,805	39

26

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	AtriCure Inc.	1,730	39
*	Heron Therapeutics Inc.	2,336	39
	Luminex Corp.	1,946	38
*	Five Prime Therapeutics Inc.	1,107	38
	Phibro Animal Health Corp. Class A	1,046	37
*	Acorda Therapeutics Inc.	1,778	37
*	Anika Therapeutics Inc.	684	37
*	Esperion Therapeutics Inc.	739	37
*	Community Health Systems Inc.	4,779	36
*	Vanda Pharmaceuticals Inc.	2,104	36
*	Flexion Therapeutics Inc.	1,399	36
*	Aimmune Therapeutics Inc.	1,671	36
*	Arena Pharmaceuticals Inc.	1,545	36
*	CryoLife Inc.	1,707	35
*	Epizyme Inc.	2,014	35
*	Editas Medicine Inc.	1,650	35
*	ImmunoGen Inc.	4,154	35
	National HealthCare Corp.	554	35
*	Akebia Therapeutics Inc.	2,058	34
*	Triple-S Management Corp. Class B	1,387	34
*	PTC Therapeutics Inc.	1,646	34
*	Genomic Health Inc.	1,040	33
*	Heska Corp.	321	33
	Kindred Healthcare Inc.	4,030	33
*	Versartis Inc.	1,704	32
	US Physical Therapy Inc.	540	32
*	SciClone Pharmaceuticals Inc.	2,904	32
*	Intra-Cellular Therapies Inc. Class A	1,731	32
*	TG Therapeutics Inc.	2,499	32
*	Keryx Biopharmaceuticals Inc.	4,369	31
*	Achillion Pharmaceuticals Inc.	6,155	31
*	iRhythm Technologies Inc.	658	31
*	Amphastar Pharmaceuticals Inc.	1,940	31
*	Enanta Pharmaceuticals Inc.	720	31
*	AMAG Pharmaceuticals Inc.	1,831	31
*	REGENXBIO Inc.	1,342	31
*	Cytokinetics Inc.	2,021	30
	LeMaitre Vascular Inc.	819	30
*	Almost Family Inc.	610	30
*	Providence Service Corp.	572	30
*	La Jolla Pharmaceutical Co.	866	30
*	Accelerate Diagnostics Inc.	1,274	29
*	Axovant Sciences Ltd.	1,458	29
*	MacroGenics Inc.	1,524	29
*	Synergy Pharmaceuticals Inc.	9,648	29
*	Foundation Medicine Inc.	706	28
	Meridian Bioscience Inc.	2,011	28
*	Coherus Biosciences Inc.	1,877	27
*	Revance Therapeutics Inc.	1,101	27
*	Achaogen Inc.	1,434	27
*	AngioDynamics Inc.	1,562	27
*	Albany Molecular Research Inc.	1,203	26
*	CorVel Corp.	502	26
*	Lannett Co. Inc.	1,456	26
*	NeoGenomics Inc.	2,517	25
*	Progenics Pharmaceuticals Inc.	3,730	25
*,^	CytomX Therapeutics Inc.	1,451	25
*	Calithera Biosciences Inc.	1,525	25
	Landauer Inc.	400	25
*	Aclaris Therapeutics Inc.	956	25
*	AxoGen Inc.	1,396	25
*	Cutera Inc.	661	25
*	Lexicon Pharmaceuticals Inc.	1,589	24
*	Eagle Pharmaceuticals Inc.	436	24

27

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	STAAR Surgical Co.	1,922	23
*	Lantheus Holdings Inc.	1,296	23
*	Aduro Biotech Inc.	1,866	23
*	PDL BioPharma Inc.	7,082	22
*	Enzo Biochem Inc.	1,946	22
*	Antares Pharma Inc.	7,242	22
*	BioCryst Pharmaceuticals Inc.	4,179	21
*	GenMark Diagnostics Inc.	2,174	21
*	Cross Country Healthcare Inc.	1,644	20
	Invacare Corp.	1,478	20
*	Natera Inc.	1,591	20
*	Alder Biopharmaceuticals Inc.	2,002	20
*	Pacific Biosciences of California Inc.	3,926	19
*	Assembly Biosciences Inc.	703	19
*	Inovio Pharmaceuticals Inc.	3,192	19
*	Cara Therapeutics Inc.	1,309	19
*	Adamas Pharmaceuticals Inc.	874	18
*	RadNet Inc.	1,705	17
*	ANI Pharmaceuticals Inc.	364	17
*	Oxford Immunotec Global plc	1,091	17
*	Biohaven Pharmaceutical Holding Co. Ltd.	471	17
	Computer Programs & Systems Inc.	548	16
*	R1 RCM Inc.	4,901	16
*	Concert Pharmaceuticals Inc.	1,051	16
*	Accuray Inc.	3,840	16
*	Abeona Therapeutics Inc.	1,206	16
*	RTI Surgical Inc.	3,451	16
*	Depomed Inc.	2,554	16
*	Exactech Inc.	505	15
*	Surmodics Inc.	593	15
*	Geron Corp.	7,024	15
*	Audentes Therapeutics Inc.	726	15
*	Tactile Systems Technology Inc.	455	15
*,^	Rockwell Medical Inc.	2,346	15
*	Capital Senior Living Corp.	1,181	15
	National Research Corp. Class A	443	14
*	Intellia Therapeutics Inc.	680	14
*	Zogenix Inc.	1,186	14
	Utah Medical Products Inc.	193	14
*	Reata Pharmaceuticals Inc. Class A	458	14
*	Civitas Solutions Inc.	720	14
*	Celldex Therapeutics Inc.	5,502	14
*,^	Cerus Corp.	5,734	13
*	Seres Therapeutics Inc.	957	13
*	WaVe Life Sciences Ltd.	565	13
*	Teligent Inc.	1,909	13
*	Castlight Health Inc. Class B	3,285	13
*	Tetraphase Pharmaceuticals Inc.	1,827	13
*	Sucampo Pharmaceuticals Inc. Class A	1,075	13
*	Idera Pharmaceuticals Inc.	6,370	13
*	NanoString Technologies Inc.	813	13
*	Bellicum Pharmaceuticals Inc.	1,143	12
*	Addus HomeCare Corp.	356	12
*	Advaxis Inc.	1,775	12
*	Syros Pharmaceuticals Inc.	616	12
*	Organovo Holdings Inc.	5,739	12
*	Medpace Holdings Inc.	357	12
*	Tabula Rasa HealthCare Inc.	511	12
*	Curis Inc.	5,571	11
*	Paratek Pharmaceuticals Inc.	400	11
*	Codexis Inc.	2,014	11
*	Aratana Therapeutics Inc.	1,951	11
*	Collegium Pharmaceutical Inc.	1,099	11
*	Insys Therapeutics Inc.	1,142	10

28

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	Durect Corp.	6,522	10
*	Stemline Therapeutics Inc.	1,136	10
*	BioTime Inc.	3,497	10
*	Entellus Medical Inc.	574	10
*	Selecta Biosciences Inc.	565	10
*	Ra Pharmaceuticals Inc.	670	10
*	NewLink Genetics Corp.	1,223	10
*	ChemoCentryx Inc.	1,391	10
*	Veracyte Inc.	1,177	10
*	Pieris Pharmaceuticals Inc.	1,739	10
*	Ardelyx Inc.	1,842	9
*	Pulse Biosciences Inc.	456	9
*	NantKwest Inc.	1,461	9
*	Surgery Partners Inc.	923	9
	Merrimack Pharmaceuticals Inc.	6,460	9
*	Protagonist Therapeutics Inc.	532	9
*	Corium International Inc.	985	8
*	Fortress Biotech Inc.	1,698	8
*	Kindred Biosciences Inc.	1,054	8
*	Neos Therapeutics Inc.	936	8
*,^	ViewRay Inc.	1,474	8
*	Anavex Life Sciences Corp.	1,739	8
*	Conatus Pharmaceuticals Inc.	1,342	8
*	FONAR Corp.	260	8
*	Sientra Inc.	650	7
*	Cempra Inc.	2,380	7
*	Minerva Neurosciences Inc.	1,177	7
*	Clearside Biomedical Inc.	998	7
*	Ocular Therapeutix Inc.	1,103	7
*,^	Nymox Pharmaceutical Corp.	1,458	5
*	Kura Oncology Inc.	744	5
*	Otonomy Inc.	1,481	5
*	Syndax Pharmaceuticals Inc.	441	5
*	Quotient Ltd.	1,294	5
*	Miragen Therapeutics Inc.	432	4
*	Obalon Therapeutics Inc.	396	4
*,^	Zynerba Pharmaceuticals Inc.	551	3
*	Invitae Corp.	331	3
*	American Renal Associates Holdings Inc.	71	1
*	Flex Pharma Inc.	29	—
*	Asterias Biotherapeutics Inc. Warrants Exp. 09/29/2017	70	—
			153,354
Materials & Processing (3.9%)
	Dow Chemical Co.	51,953	3,463
	EI du Pont de Nemours & Co.	37,070	3,111
	Monsanto Co.	19,038	2,231
	Praxair Inc.	12,119	1,594
	Ecolab Inc.	10,972	1,463
	Air Products & Chemicals Inc.	9,131	1,327
	LyondellBasell Industries NV Class A	14,283	1,294
	Sherwin-Williams Co.	3,471	1,178
	PPG Industries Inc.	10,793	1,126
	International Paper Co.	17,222	928
	Ingersoll-Rand plc	10,860	927
	Newmont Mining Corp.	23,182	889
*	Freeport-McMoRan Inc.	58,034	858
	Nucor Corp.	13,668	753
	Vulcan Materials Co.	5,693	690
	Ball Corp.	15,055	602
	Celanese Corp. Class A	6,113	593
	Martin Marietta Materials Inc.	2,758	585
	WestRock Co.	10,180	579
	Albemarle Corp.	4,829	561
	Masco Corp.	14,158	521

29

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Eastman Chemical Co.	5,872	506
FMC Corp.	5,867	506
Fastenal Co.	11,781	503
International Flavors & Fragrances Inc.	3,480	476
Packaging Corp. of America	4,124	464
Chemours Co.	8,113	398
Sealed Air Corp.	8,571	380
Steel Dynamics Inc.	10,315	355
Owens Corning	4,661	346
* Crown Holdings Inc.	5,813	343
Acuity Brands Inc.	1,883	333
* Alcoa Corp.	7,583	333
Mosaic Co.	15,377	307
CF Industries Holdings Inc.	10,305	299
* Berry Global Group Inc.	5,214	293
RPM International Inc.	5,717	280
* Axalta Coating Systems Ltd.	9,232	273
Royal Gold Inc.	2,861	267
Lennox International Inc.	1,471	244
Olin Corp.	7,240	233
Huntsman Corp.	8,593	228
Reliance Steel & Aluminum Co.	3,041	220
WR Grace & Co.	3,068	219
Hexcel Corp.	4,035	217
AptarGroup Inc.	2,463	206
United States Steel Corp.	7,696	205
Sonoco Products Co.	4,109	198
Eagle Materials Inc.	2,019	196
Scotts Miracle-Gro Co.	1,973	189
Watsco Inc.	1,223	180
Graphic Packaging Holding Co.	13,762	180
* Owens-Illinois Inc.	7,235	178
Bemis Co. Inc.	4,042	172
Ashland Global Holdings Inc.	2,738	170
Versum Materials Inc.	4,581	169
* Louisiana-Pacific Corp.	6,123	156
Southern Copper Corp.	3,573	145
Belden Inc.	1,870	144
Valmont Industries Inc.	987	142
Cabot Corp.	2,626	138
* Univar Inc.	4,885	138
Timken Co.	3,037	136
Sensient Technologies Corp.	1,883	136
PolyOne Corp.	3,613	131
Trinseo SA	1,934	129
* Summit Materials Inc. Class A	4,287	127
NewMarket Corp.	302	126
* Beacon Roofing Supply Inc.	2,663	125
Westlake Chemical Corp.	1,586	122
* Ingevity Corp.	1,877	118
* USG Corp.	3,908	117
HB Fuller Co.	2,248	113
* Platform Specialty Products Corp.	9,603	112
Domtar Corp.	2,648	107
* Cleveland-Cliffs Inc.	12,540	105
* RBC Bearings Inc.	945	104
Worthington Industries Inc.	2,028	101
* Rexnord Corp.	4,240	101
* Allegheny Technologies Inc.	4,839	101
Balchem Corp.	1,328	100
* Armstrong World Industries Inc.	2,065	98
US Silica Holdings Inc.	3,579	97
Minerals Technologies Inc.	1,515	97
Compass Minerals International Inc.	1,441	96

30

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Silgan Holdings Inc.	3,123	94
* Trex Co. Inc.	1,215	92
* GCP Applied Technologies Inc.	3,237	91
Hecla Mining Co.	17,104	90
Commercial Metals Co.	4,713	89
KapStone Paper and Packaging Corp.	3,892	87
Carpenter Technology Corp.	2,135	87
* Masonite International Corp.	1,367	87
* Ferro Corp.	3,865	74
Simpson Manufacturing Co. Inc.	1,695	74
Kaiser Aluminum Corp.	769	74
Cabot Microelectronics Corp.	1,017	73
Mueller Industries Inc.	2,403	72
Universal Forest Products Inc.	814	71
* AK Steel Holding Corp.	12,474	70
* Coeur Mining Inc.	7,924	69
Quaker Chemical Corp.	497	69
Stepan Co.	888	69
Tronox Ltd. Class A	3,159	65
Tahoe Resources Inc.	13,429	64
* MRC Global Inc.	3,989	63
* Boise Cascade Co.	2,005	60
* Installed Building Products Inc.	1,010	58
* US Concrete Inc.	707	57
Interface Inc. Class A	2,950	56
* BMC Stock Holdings Inc.	2,743	56
Comfort Systems USA Inc.	1,631	56
Apogee Enterprises Inc.	1,206	53
Neenah Paper Inc.	682	53
Innospec Inc.	941	52
Schweitzer-Mauduit International Inc.	1,360	52
Mueller Water Products Inc. Class A	4,073	49
* AdvanSix Inc.	1,500	48
* Patrick Industries Inc.	641	47
* Builders FirstSource Inc.	2,906	47
* Century Aluminum Co.	2,393	47
* Kraton Corp.	1,334	44
* Continental Building Products Inc.	1,701	41
* Gibraltar Industries Inc.	1,416	41
Innophos Holdings Inc.	880	40
* Koppers Holdings Inc.	1,019	40
Schnitzer Steel Industries Inc.	1,443	39
* JELD-WEN Holding Inc.	1,260	38
Deltic Timber Corp.	490	38
Chase Corp.	401	38
NN Inc.	1,439	37
* PGT Innovations Inc.	2,716	36
Global Brass & Copper Holdings Inc.	1,175	35
* Clearwater Paper Corp.	748	35
PH Glatfelter Co.	1,961	34
A Schulman Inc.	1,117	34
Materion Corp.	872	33
Greif Inc. Class A	545	33
Quanex Building Products Corp.	1,669	33
* GMS Inc.	1,006	32
* TimkenSteel Corp.	2,083	31
Rayonier Advanced Materials Inc.	2,192	30
Advanced Drainage Systems Inc.	1,522	30
* Caesarstone Ltd.	1,004	29
* Klondex Mines Ltd.	8,625	29
* NCI Building Systems Inc.	1,671	28
* Unifi Inc.	867	27
American Vanguard Corp.	1,302	26
Griffon Corp.	1,346	25

31

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Insteel Industries Inc.	986	25
	Calgon Carbon Corp.	1,909	23
	Kronos Worldwide Inc.	1,086	23
	KMG Chemicals Inc.	444	21
*	Armstrong Flooring Inc.	1,340	20
	Myers Industries Inc.	973	18
	Tredegar Corp.	1,085	18
*	Intrepid Potash Inc.	4,576	17
	Haynes International Inc.	543	17
*	Ply Gem Holdings Inc.	1,058	16
*	OMNOVA Solutions Inc.	1,879	16
*	Landec Corp.	1,164	15
	AAON Inc.	464	15
*	Veritiv Corp.	533	15
	Ardagh Group SA	712	15
	FutureFuel Corp.	1,014	14
	Greif Inc. Class B	216	14
	Aceto Corp.	1,216	13
	Culp Inc.	382	11
	Gold Resource Corp.	2,491	10
*	Uranium Energy Corp.	6,859	9
	DMC Global Inc.	669	9
*	UFP Technologies Inc.	307	8
	Omega Flex Inc.	136	8
*	Verso Corp.	1,451	8
*	AgroFresh Solutions Inc.	1,083	8
	LB Foster Co. Class A	401	8
*	Nexeo Solutions Inc.	1,056	8
	Eastern Co.	262	7
	Core Molding Technologies Inc.	331	7
	LSI Industries Inc.	1,184	7
*	Northwest Pipe Co.	365	7
*	Lawson Products Inc.	277	7
	Ampco-Pittsburgh Corp.	406	6
*	LSB Industries Inc.	1,010	6
*	Huttig Building Products Inc.	1,047	6
*	Handy & Harman Ltd.	155	5
*	Forterra Inc.	999	3
*,2	Ferroglobe R&W Trust	4,465	—
			42,635
Other (0.0%)[3]
*,2	Dyax Corp CVR Exp. 12/31/2019	6,727	14
*	Safety Income and Growth Inc.	286	6
*	Venator Materials plc	200	4
*	Akcea Therapeutics Inc.	200	4
*	Byline Bancorp Inc.	100	2
*	G1 Therapeutics Inc.	100	2
*	Mersana Therapeutics Inc.	83	1
*,2	Tobira Therapeutics CVR Exp. 12/31/2028	277	1
*	Tintri Inc.	200	1
	Fairfax Financial Holdings Ltd.	2	1
*,2	Chelsea Therapeutics International Ltd. CVR	2,322	—
*,2	Media General Inc. CVR	5,133	—
*,2	Omthera Pharmaceuticals Inc. CVR	152	—
*,2	Gerber Scientific Inc. CVR	223	—
*,2	Durata Therapeutics Inc CVR Exp. 12/31/2018	12	—
*,2	Clinical Data CVR	32	—
			36
Producer Durables (10.8%)
	General Electric Co.	372,945	9,156
	Boeing Co.	24,366	5,840
	3M Co.	25,211	5,151
	Honeywell International Inc.	32,699	4,521
	United Technologies Corp.	32,376	3,876

32

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
Union Pacific Corp.	34,842	3,669
Accenture plc Class A	26,678	3,488
United Parcel Service Inc. Class B	29,905	3,420
Lockheed Martin Corp.	10,806	3,300
Caterpillar Inc.	24,473	2,875
Raytheon Co.	12,478	2,271
FedEx Corp.	10,539	2,259
General Dynamics Corp.	11,037	2,222
Automatic Data Processing Inc.	19,165	2,040
CSX Corp.	37,555	1,885
Northrop Grumman Corp.	6,854	1,866
Illinois Tool Works Inc.	13,099	1,801
Emerson Electric Co.	27,817	1,642
Johnson Controls International plc	40,154	1,590
Deere & Co.	13,618	1,579
Norfolk Southern Corp.	12,478	1,504
Waste Management Inc.	18,310	1,412
Delta Air Lines Inc.	29,004	1,369
Eaton Corp. plc	19,014	1,364
Southwest Airlines Co.	23,527	1,227
Cummins Inc.	6,564	1,046
Roper Technologies Inc.	4,321	997
PACCAR Inc.	14,058	932
Rockwell Collins Inc.	7,054	924
Stanley Black & Decker Inc.	6,360	916
Rockwell Automation Inc.	5,539	909
Fortive Corp.	13,385	870
Parker-Hannifin Corp.	5,352	861
American Airlines Group Inc.	19,000	850
Paychex Inc.	13,626	777
* United Continental Holdings Inc.	12,033	746
* Mettler-Toledo International Inc.	1,105	669
Republic Services Inc. Class A	9,667	631
L3 Technologies Inc.	3,385	614
AMETEK Inc.	9,606	608
* Waters Corp.	3,275	601
Textron Inc.	11,534	566
Dover Corp.	6,381	542
* Verisk Analytics Inc. Class A	6,599	535
TransDigm Group Inc.	2,035	530
Cintas Corp.	3,704	500
Xylem Inc.	7,890	490
Kansas City Southern	4,448	460
Pentair plc	7,191	446
Expeditors International of Washington Inc.	7,903	443
* United Rentals Inc.	3,671	433
CH Robinson Worldwide Inc.	6,129	433
* Trimble Inc.	11,094	429
Arconic Inc.	16,835	429
Huntington Ingalls Industries Inc.	2,001	428
* CoStar Group Inc.	1,380	396
IDEX Corp.	3,332	392
Spirit AeroSystems Holdings Inc. Class A	5,222	389
Alaska Air Group Inc.	5,161	385
WW Grainger Inc.	2,308	375
Avery Dennison Corp.	3,898	367
Snap-on Inc.	2,475	365
AO Smith Corp.	6,442	359
JB Hunt Transport Services Inc.	3,621	358
Allegion plc	4,262	335
* Keysight Technologies Inc.	8,176	334
ManpowerGroup Inc.	2,938	328
Xerox Corp.	9,949	321
* Sensata Technologies Holding NV	6,795	303

33

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Middleby Corp.	2,468	300
* XPO Logistics Inc.	4,856	297
* HD Supply Holdings Inc.	8,859	295
Jacobs Engineering Group Inc.	5,259	287
* Copart Inc.	8,747	286
Toro Co.	4,625	285
Graco Inc.	2,462	284
* JetBlue Airways Corp.	14,202	281
Old Dominion Freight Line Inc.	2,754	275
Hubbell Inc. Class B	2,371	267
Wabtec Corp.	3,767	266
Nordson Corp.	2,404	263
Donaldson Co. Inc.	5,412	256
* Stericycle Inc.	3,552	255
Carlisle Cos. Inc.	2,691	255
Robert Half International Inc.	5,511	250
Macquarie Infrastructure Corp.	3,321	247
Orbital ATK Inc.	2,158	241
Oshkosh Corp.	3,155	235
Fluor Corp.	5,953	230
* Quanta Services Inc.	6,386	229
BWX Technologies Inc.	4,189	229
* AECOM	6,763	227
FLIR Systems Inc.	5,946	226
Flowserve Corp.	5,672	223
* Teledyne Technologies Inc.	1,438	216
Booz Allen Hamilton Holding Corp. Class A	6,233	213
AGCO Corp.	2,985	204
* Zebra Technologies Corp.	1,923	198
Rollins Inc.	4,308	191
Trinity Industries Inc.	6,540	189
Lincoln Electric Holdings Inc.	2,125	185
Curtiss-Wright Corp.	1,903	184
* Genesee & Wyoming Inc. Class A	2,687	184
Littelfuse Inc.	987	184
Ryder System Inc.	2,335	181
Landstar System Inc.	1,921	179
Air Lease Corp. Class A	4,315	175
MAXIMUS Inc.	2,877	175
Genpact Ltd.	6,051	172
Copa Holdings SA Class A	1,384	172
Allison Transmission Holdings Inc.	4,674	162
* Colfax Corp.	4,024	160
Woodward Inc.	2,230	157
Terex Corp.	3,993	154
Brink's Co.	1,951	153
Healthcare Services Group Inc.	2,987	153
ITT Inc.	3,724	150
Deluxe Corp.	2,157	150
Regal Beloit Corp.	1,888	142
* Kirby Corp.	2,254	141
Barnes Group Inc.	2,215	138
National Instruments Corp.	3,418	138
John Bean Technologies Corp.	1,459	129
* Darling Ingredients Inc.	7,224	126
MSC Industrial Direct Co. Inc. Class A	1,816	125
EnerSys	1,933	124
Kennametal Inc.	3,506	123
* Clean Harbors Inc.	2,266	123
EMCOR Group Inc.	1,767	117
Knight Transportation Inc.	2,971	116
* MasTec Inc.	2,834	116
* Conduent Inc.	6,862	113
Crane Co.	1,500	111

34

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* KLX Inc.	2,303	110
* Generac Holdings Inc.	2,733	110
* Itron Inc.	1,486	108
* WESCO International Inc.	2,137	108
Pitney Bowes Inc.	8,384	108
* Welbilt Inc.	5,378	107
* Moog Inc. Class A	1,393	107
GATX Corp.	1,762	107
* On Assignment Inc.	2,234	107
* Dycom Industries Inc.	1,304	105
Tetra Tech Inc.	2,453	104
KBR Inc.	6,422	104
* Spirit Airlines Inc.	3,068	104
HEICO Corp. Class A	1,430	104
ABM Industries Inc.	2,317	103
HEICO Corp.	1,196	103
* Esterline Technologies Corp.	1,193	102
MSA Safety Inc.	1,386	101
* Advisory Board Co.	1,840	98
* Hawaiian Holdings Inc.	2,258	97
* TopBuild Corp.	1,618	96
Granite Construction Inc.	1,734	96
UniFirst Corp.	656	94
Hillenbrand Inc.	2,604	93
Herman Miller Inc.	2,715	91
* WageWorks Inc.	1,535	90
Applied Industrial Technologies Inc.	1,546	88
Convergys Corp.	3,740	88
* Advanced Energy Industries Inc.	1,190	88
* Swift Transportation Co.	3,109	87
* Aerojet Rocketdyne Holdings Inc.	2,794	83
* ExlService Holdings Inc.	1,437	81
Franklin Electric Co. Inc.	2,087	80
Exponent Inc.	1,179	80
* Proto Labs Inc.	1,095	79
Korn/Ferry International	2,336	78
Triton International Ltd.	2,090	77
* Navistar International Corp.	2,201	75
Watts Water Technologies Inc. Class A	1,209	75
SkyWest Inc.	2,137	74
HNI Corp.	2,017	74
* Electronics For Imaging Inc.	2,043	73
Covanta Holding Corp.	5,047	72
Allegiant Travel Co. Class A	604	71
Forward Air Corp.	1,356	70
* Saia Inc.	1,215	69
ESCO Technologies Inc.	1,252	68
* Atlas Air Worldwide Holdings Inc.	1,019	68
EnPro Industries Inc.	954	67
* OSI Systems Inc.	802	67
Brady Corp. Class A	1,992	66
Actuant Corp. Class A	2,739	66
* Harsco Corp.	3,839	66
Albany International Corp.	1,212	65
* FTI Consulting Inc.	1,834	62
* TriNet Group Inc.	1,740	62
Werner Enterprises Inc.	1,828	60
Altra Industrial Motion Corp.	1,294	60
Mobile Mini Inc.	1,904	58
Badger Meter Inc.	1,250	57
AZZ Inc.	1,168	57
Triumph Group Inc.	2,158	57
Insperity Inc.	701	56
* Hub Group Inc. Class A	1,462	56

35

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Rush Enterprises Inc. Class A	1,371	56
* SPX FLOW Inc.	1,675	56
Multi-Color Corp.	698	56
Wabash National Corp.	2,645	56
AAR Corp.	1,517	55
* Manitowoc Co. Inc.	6,640	55
^ Chicago Bridge & Iron Co. NV	4,419	55
Standex International Corp.	564	54
Federal Signal Corp.	2,842	53
* Air Transport Services Group Inc.	2,305	53
Kaman Corp.	1,079	53
Sun Hydraulics Corp.	1,102	53
Matson Inc.	1,964	51
* Axon Enterprise Inc.	2,319	50
* Paylocity Holding Corp.	1,021	50
* ACCO Brands Corp.	4,572	50
Cubic Corp.	1,159	50
US Ecology Inc.	958	49
* Sykes Enterprises Inc.	1,837	49
Tennant Co.	803	49
McGrath RentCorp	1,212	49
* SPX Corp.	2,013	49
Steelcase Inc. Class A	3,610	48
Raven Industries Inc.	1,692	47
Heartland Express Inc.	2,104	47
* Kratos Defense & Security Solutions Inc.	3,466	46
Primoris Services Corp.	1,618	46
* Chart Industries Inc.	1,366	46
Aircastle Ltd.	2,042	46
* Tutor Perini Corp.	1,739	45
Alamo Group Inc.	495	45
Greenbrier Cos. Inc.	1,054	45
* Gardner Denver Holdings Inc.	1,920	45
* Herc Holdings Inc.	1,068	45
Astec Industries Inc.	873	43
Lindsay Corp.	490	42
* Aerovironment Inc.	849	42
Argan Inc.	655	41
Briggs & Stratton Corp.	1,960	41
General Cable Corp.	2,406	41
Encore Wire Corp.	949	41
Knoll Inc.	2,190	40
* PHH Corp.	2,770	39
* ICF International Inc.	816	39
* Lydall Inc.	819	38
ArcBest Corp.	1,273	38
MTS Systems Corp.	780	38
Hyster-Yale Materials Handling Inc.	525	37
GasLog Ltd.	2,194	37
Kadant Inc.	424	37
Marten Transport Ltd.	2,145	37
* TrueBlue Inc.	1,777	36
* SP Plus Corp.	976	36
^ Ship Finance International Ltd.	2,683	35
Columbus McKinnon Corp.	1,056	35
* Navigant Consulting Inc.	2,253	35
* Aegion Corp. Class A	1,561	34
Douglas Dynamics Inc.	958	33
H&E Equipment Services Inc.	1,415	33
* Casella Waste Systems Inc. Class A	1,951	33
Scorpio Tankers Inc.	7,990	33
* CBIZ Inc.	2,102	32
CIRCOR International Inc.	663	32
* Modine Manufacturing Co.	1,967	32

36

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Milacron Holdings Corp.	1,991	32
* FARO Technologies Inc.	900	31
Quad/Graphics Inc.	1,581	30
Kelly Services Inc. Class A	1,378	30
* CSW Industrials Inc.	688	29
* Control4 Corp.	1,155	29
* RPX Corp.	2,175	28
Kimball International Inc. Class B	1,634	28
TeleTech Holdings Inc.	697	28
* Huron Consulting Group Inc.	880	27
RR Donnelley & Sons Co.	2,814	26
* International Seaways Inc.	1,395	26
* Thermon Group Holdings Inc.	1,542	25
LSC Communications Inc.	1,573	25
* SEACOR Holdings Inc.	660	25
* Atkore International Group Inc.	1,493	25
Kforce Inc.	1,349	24
VSE Corp.	464	24
* Engility Holdings Inc.	778	24
Gorman-Rupp Co.	793	24
Essendant Inc.	2,014	24
* Astronics Corp.	870	23
* Advanced Disposal Services Inc.	947	23
* Textainer Group Holdings Ltd.	1,260	22
* DXP Enterprises Inc.	803	22
Nordic American Tankers Ltd.	4,539	22
* Wesco Aircraft Holdings Inc.	2,561	21
* Vicor Corp.	1,065	21
Titan International Inc.	2,357	20
* YRC Worldwide Inc.	1,491	20
* Echo Global Logistics Inc.	1,313	20
Resources Connection Inc.	1,556	20
Heidrick & Struggles International Inc.	1,085	20
Mesa Laboratories Inc.	143	20
Ennis Inc.	981	19
* NV5 Global Inc.	387	19
^ Frontline Ltd.	3,761	18
Forrester Research Inc.	447	18
DHT Holdings Inc.	4,570	17
NACCO Industries Inc. Class A	220	16
REV Group Inc.	632	16
Barrett Business Services Inc.	308	16
* Team Inc.	1,280	16
* Hudson Technologies Inc.	1,771	16
* GP Strategies Corp.	548	16
* Covenant Transportation Group Inc. Class A	640	15
American Railcar Industries Inc.	425	15
Park-Ohio Holdings Corp.	382	15
* Vectrus Inc.	527	15
* Ardmore Shipping Corp.	1,859	15
Spartan Motors Inc.	1,625	15
Miller Industries Inc.	584	15
* Sterling Construction Co. Inc.	1,217	14
CRA International Inc.	380	14
Hackett Group Inc.	1,044	14
* Ducommun Inc.	499	14
* ServiceSource International Inc.	3,785	13
Supreme Industries Inc. Class A	633	13
* Mistras Group Inc.	664	13
Bristow Group Inc.	1,522	13
* MYR Group Inc.	476	12
* Heritage-Crystal Clean Inc.	628	12
* Willdan Group Inc.	374	12
* Gener8 Maritime Inc.	2,571	12

37

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Powell Industries Inc.	401	11
*	TriMas Corp.	458	11
	Teekay Tankers Ltd. Class A	7,689	11
*	Energy Recovery Inc.	1,662	11
	Graham Corp.	537	11
	Hurco Cos. Inc.	306	11
	FreightCar America Inc.	583	11
*	Titan Machinery Inc.	818	11
	CECO Environmental Corp.	1,327	10
*	Great Lakes Dredge & Dock Corp.	2,437	10
	Costamare Inc.	1,568	10
	Advanced Emissions Solutions Inc.	933	10
*	HC2 Holdings Inc.	2,122	10
*	Liquidity Services Inc.	1,689	10
*	Daseke Inc.	725	9
*	Layne Christensen Co.	858	9
*	Roadrunner Transportation Systems Inc.	1,172	9
*	Radiant Logistics Inc.	1,707	9
*	Orion Group Holdings Inc.	1,426	9
*	Maxwell Technologies Inc.	1,487	8
*	Eagle Bulk Shipping Inc.	1,821	8
*	Hill International Inc.	1,657	8
*	Dorian LPG Ltd.	1,112	8
	Hardinge Inc.	551	8
	Schneider National Inc. Class B	333	7
	Allied Motion Technologies Inc.	292	7
	Preformed Line Products Co.	136	7
*	Commercial Vehicle Group Inc.	1,175	7
*	Twin Disc Inc.	381	7
*	IES Holdings Inc.	373	6
*	Navios Maritime Holdings Inc.	3,989	6
	EnviroStar Inc.	183	6
*	StarTek Inc.	506	6
*	Ascent Capital Group Inc. Class A	594	6
*	Blue Bird Corp.	321	6
*	Gencor Industries Inc.	370	6
*	Babcock & Wilcox Enterprises Inc.	2,437	5
*	Information Services Group Inc.	1,467	5
*	Genco Shipping & Trading Ltd.	354	5
*	Overseas Shipholding Group Inc. Class A	2,128	5
*	Willis Lease Finance Corp.	197	5
	Navios Maritime Acquisition Corp.	3,523	4
*,^	ExOne Co.	518	4
	BG Staffing Inc.	245	4
*	Napco Security Technologies Inc.	462	4
			118,347
Technology (19.2%)
	Apple Inc.	224,210	36,770
	Microsoft Corp.	322,449	24,110
*	Facebook Inc. Class A	100,191	17,230
*	Alphabet Inc. Class A	13,030	12,447
*	Alphabet Inc. Class C	12,737	11,964
	Intel Corp.	202,552	7,104
	Cisco Systems Inc.	214,761	6,917
	Oracle Corp.	123,513	6,216
	International Business Machines Corp.	36,984	5,290
	Broadcom Ltd.	17,009	4,287
	NVIDIA Corp.	24,269	4,112
	Texas Instruments Inc.	42,755	3,541
	QUALCOMM Inc.	63,401	3,314
*	Adobe Systems Inc.	21,270	3,300
*	salesforce.com Inc.	28,912	2,761
	Activision Blizzard Inc.	31,208	2,046
	Applied Materials Inc.	45,095	2,035

38

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* NXP Semiconductors NV	16,296	1,841
Cognizant Technology Solutions Corp. Class A	25,087	1,775
* Electronic Arts Inc.	12,677	1,540
Intuit Inc.	10,234	1,448
* Micron Technology Inc.	45,104	1,442
HP Inc.	71,268	1,360
Analog Devices Inc.	15,489	1,296
Hewlett Packard Enterprise Co.	70,270	1,269
Lam Research Corp.	6,825	1,133
Western Digital Corp.	12,280	1,084
Corning Inc.	37,545	1,080
* Autodesk Inc.	9,033	1,034
DXC Technology Co.	11,901	1,012
Amphenol Corp. Class A	12,357	1,000
* ServiceNow Inc.	7,298	848
Skyworks Solutions Inc.	7,717	813
* IHS Markit Ltd.	16,439	770
* Red Hat Inc.	7,141	768
Symantec Corp.	25,593	767
Microchip Technology Inc.	8,428	732
Xilinx Inc.	10,898	720
Harris Corp.	5,265	647
KLA-Tencor Corp.	6,853	642
Motorola Solutions Inc.	7,164	631
* Workday Inc. Class A	5,685	624
* Dell Technologies Inc. Class V	8,308	623
Maxim Integrated Products Inc.	12,320	575
* Citrix Systems Inc.	6,626	518
* Palo Alto Networks Inc.	3,768	500
* Twitter Inc.	29,237	494
* Cadence Design Systems Inc.	12,017	472
* Advanced Micro Devices Inc.	36,075	469
* Synopsys Inc.	5,784	465
* ANSYS Inc.	3,590	462
NetApp Inc.	11,812	457
Juniper Networks Inc.	16,466	457
* Gartner Inc.	3,608	435
CDW Corp.	6,790	431
* Arista Networks Inc.	2,360	416
CA Inc.	12,458	413
* Take-Two Interactive Software Inc.	4,191	410
* Qorvo Inc.	5,513	404
* VeriSign Inc.	3,879	402
* Splunk Inc.	5,944	399
Cognex Corp.	3,605	393
Amdocs Ltd.	6,057	392
CDK Global Inc.	6,010	388
Leidos Holdings Inc.	6,200	362
* IAC/InterActiveCorp	3,107	353
* VMware Inc. Class A	3,192	345
Marvell Technology Group Ltd.	17,903	321
* Akamai Technologies Inc.	6,745	318
Teradyne Inc.	8,870	316
* Arrow Electronics Inc.	3,923	312
* ON Semiconductor Corp.	18,028	308
* F5 Networks Inc.	2,494	298
SS&C Technologies Holdings Inc.	7,382	286
* CommScope Holding Co. Inc.	8,480	280
* PTC Inc.	4,938	277
* IPG Photonics Corp.	1,560	274
LogMeIn Inc.	2,243	257
Jabil Inc.	7,817	245
* Microsemi Corp.	4,849	244
* Guidewire Software Inc.	3,220	244

39

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Ultimate Software Group Inc.	1,209	243
* Coherent Inc.	1,034	241
* Fortinet Inc.	6,301	241
* Tyler Technologies Inc.	1,376	238
Universal Display Corp.	1,822	232
CSRA Inc.	7,180	226
* ARRIS International plc	7,990	223
* GrubHub Inc.	3,764	215
* Aspen Technology Inc.	3,396	215
Avnet Inc.	5,434	210
* Nuance Communications Inc.	12,493	201
Brocade Communications Systems Inc.	16,029	198
MKS Instruments Inc.	2,368	195
* NCR Corp.	5,301	194
Cypress Semiconductor Corp.	14,084	193
* Tableau Software Inc. Class A	2,553	185
* Teradata Corp.	5,558	177
* Cavium Inc.	2,758	175
* EPAM Systems Inc.	2,133	173
Blackbaud Inc.	2,047	173
* Proofpoint Inc.	1,865	171
Sabre Corp.	9,248	171
* Tech Data Corp.	1,543	170
* Entegris Inc.	6,322	161
* Paycom Software Inc.	2,118	158
* Cirrus Logic Inc.	2,725	158
* GoDaddy Inc. Class A	3,497	157
SYNNEX Corp.	1,294	155
* Lumentum Holdings Inc.	2,653	151
* Yelp Inc. Class A	3,328	142
* Integrated Device Technology Inc.	5,723	141
* ViaSat Inc.	2,222	141
* Silicon Laboratories Inc.	1,834	139
DST Systems Inc.	2,670	137
Science Applications International Corp.	1,817	134
* NetScout Systems Inc.	4,042	132
* CACI International Inc. Class A	1,007	131
* Manhattan Associates Inc.	3,079	129
* Ciena Corp.	5,926	128
Monolithic Power Systems Inc.	1,225	124
* Ellie Mae Inc.	1,485	123
* Atlassian Corp. plc Class A	3,437	122
* Sanmina Corp.	3,267	122
* ACI Worldwide Inc.	5,305	121
* iRobot Corp.	1,256	120
* Finisar Corp.	4,821	116
* EchoStar Corp. Class A	1,929	116
* Zendesk Inc.	4,201	115
Dolby Laboratories Inc. Class A	2,241	113
* FireEye Inc.	7,651	113
* RingCentral Inc. Class A	2,641	112
* Verint Systems Inc.	2,789	111
* CommVault Systems Inc.	1,766	108
* RealPage Inc.	2,476	107
InterDigital Inc.	1,489	106
* Mercury Systems Inc.	2,181	105
* Zynga Inc. Class A	27,640	104
* Cree Inc.	4,244	103
* Semtech Corp.	2,709	102
Vishay Intertechnology Inc.	5,727	101
* HubSpot Inc.	1,358	100
* DigitalGlobe Inc.	2,866	99
* Viavi Solutions Inc.	9,583	96
TiVo Corp.	5,233	96

40

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Anixter International Inc.	1,286	95
* Rogers Corp.	800	95
* II-VI Inc.	2,597	93
Pegasystems Inc.	1,615	93
* VeriFone Systems Inc.	4,547	90
* MACOM Technology Solutions Holdings Inc.	1,948	89
* Twilio Inc. Class A	3,028	89
Brooks Automation Inc.	3,365	88
Power Integrations Inc.	1,187	86
* Acxiom Corp.	3,491	81
* Envestnet Inc.	1,821	81
* Ambarella Inc.	1,458	79
* Cornerstone OnDemand Inc.	2,192	77
Progress Software Corp.	2,262	76
* Box Inc.	3,823	75
* Callidus Software Inc.	2,846	73
* Groupon Inc. Class A	16,463	73
* Plexus Corp.	1,379	72
* Benchmark Electronics Inc.	2,162	70
* NETGEAR Inc.	1,454	70
* New Relic Inc.	1,411	68
Plantronics Inc.	1,559	66
* Inphi Corp.	1,734	66
* Gigamon Inc.	1,541	66
Methode Electronics Inc.	1,610	66
* Rambus Inc.	4,960	64
Diebold Nixdorf Inc.	3,142	64
* Novanta Inc.	1,635	64
* Imperva Inc.	1,422	63
* Ubiquiti Networks Inc.	1,065	63
Ebix Inc.	1,099	63
* Synaptics Inc.	1,518	63
* Insight Enterprises Inc.	1,573	63
* Oclaro Inc.	7,468	63
* TTM Technologies Inc.	4,405	63
* Pure Storage Inc. Class A	4,122	61
* Fabrinet	1,557	60
* Extreme Networks Inc.	5,274	60
* Qualys Inc.	1,262	60
* Knowles Corp.	4,059	60
Xperi Corp.	2,168	59
* 3D Systems Corp.	4,589	58
* Five9 Inc.	2,574	55
* MaxLinear Inc.	2,561	55
* KEMET Corp.	2,213	53
* Black Knight Financial Services Inc. Class A	1,233	53
* FormFactor Inc.	3,477	53
* TrueCar Inc.	3,043	52
* Infinera Corp.	6,066	51
ManTech International Corp. Class A	1,265	51
* Diodes Inc.	1,781	50
* MicroStrategy Inc. Class A	386	50
CSG Systems International Inc.	1,278	49
* Bottomline Technologies de Inc.	1,623	49
* ePlus Inc.	586	49
* Q2 Holdings Inc.	1,191	48
ADTRAN Inc.	2,182	48
* Super Micro Computer Inc.	1,799	48
* GTT Communications Inc.	1,497	48
* ScanSource Inc.	1,200	47
* SPS Commerce Inc.	770	47
* Virtusa Corp.	1,290	47
* Stratasys Ltd.	2,091	47
NIC Inc.	2,861	47

41

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Blucora Inc.	2,005	46
* Web.com Group Inc.	1,782	45
* Coupa Software Inc.	1,452	44
* Alarm.com Holdings Inc.	978	44
* MINDBODY Inc. Class A	1,808	43
* Amkor Technology Inc.	4,668	41
* CEVA Inc.	1,004	41
* Vocera Communications Inc.	1,458	41
* Hortonworks Inc.	2,356	40
AVX Corp.	2,259	39
* Veeco Instruments Inc.	2,014	38
CTS Corp.	1,676	38
* IXYS Corp.	1,620	37
* Ultra Clean Holdings Inc.	1,613	37
* Nutanix Inc.	1,680	37
* Inovalon Holdings Inc. Class A	2,717	37
* Match Group Inc.	1,671	36
* LivePerson Inc.	2,648	35
* Varonis Systems Inc.	890	35
* Axcelis Technologies Inc.	1,649	34
* Cray Inc.	1,815	34
* PROS Holdings Inc.	1,298	34
* Impinj Inc.	880	34
* Loral Space & Communications Inc.	740	34
* Lattice Semiconductor Corp.	5,942	34
* Synchronoss Technologies Inc.	1,981	33
* Nanometrics Inc.	1,261	33
* Evolent Health Inc. Class A	1,909	32
Monotype Imaging Holdings Inc.	1,746	32
* Applied Optoelectronics Inc.	535	32
* Rudolph Technologies Inc.	1,394	31
* CommerceHub Inc.	1,431	30
* Barracuda Networks Inc.	1,178	29
* BroadSoft Inc.	572	28
* Perficient Inc.	1,491	27
* CalAmp Corp.	1,466	27
Syntel Inc.	1,447	26
* Silver Spring Networks Inc.	2,043	26
* ShoreTel Inc.	3,409	25
* Carbonite Inc.	1,247	25
Comtech Telecommunications Corp.	1,250	24
* Tucows Inc. Class A	458	24
* Kimball Electronics Inc.	1,243	24
* Benefitfocus Inc.	746	23
* Photronics Inc.	2,835	22
* VASCO Data Security International Inc.	1,772	22
Cohu Inc.	1,178	22
* Endurance International Group Holdings Inc.	2,810	22
* Actua Corp.	1,685	22
* Bazaarvoice Inc.	4,496	21
* Unisys Corp.	2,621	20
NVE Corp.	254	19
* Quantenna Communications Inc.	1,022	19
* Everbridge Inc.	804	19
* Sonus Networks Inc.	2,678	19
* Appfolio Inc.	427	18
* Xcerra Corp.	1,842	18
* PDF Solutions Inc.	1,176	18
* A10 Networks Inc.	2,702	18
* Glu Mobile Inc.	4,834	18
* Electro Scientific Industries Inc.	1,385	17
* Alpha & Omega Semiconductor Ltd.	1,064	17
* Rapid7 Inc.	994	17
* pdvWireless Inc.	566	17

42

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
*	MuleSoft Inc. Class A	745	16
*	Workiva Inc.	797	16
*	Blackline Inc.	510	16
*	KeyW Holding Corp.	2,149	15
*	Apptio Inc. Class A	863	15
*	Mitek Systems Inc.	1,508	15
*	EMCORE Corp.	1,638	15
*	Digimarc Corp.	471	15
	QAD Inc. Class A	430	14
*	Model N Inc.	1,067	14
*	Zix Corp.	2,658	14
	Park Electrochemical Corp.	777	14
*	ChannelAdvisor Corp.	1,206	14
*	Limelight Networks Inc.	3,871	14
*	Okta Inc.	505	14
*	Kopin Corp.	3,357	13
	Daktronics Inc.	1,391	13
*	DSP Group Inc.	1,117	13
*	Ichor Holdings Ltd.	576	13
	Systemax Inc.	528	13
*	Telenav Inc.	1,968	13
	Bel Fuse Inc. Class B	501	13
*	Meet Group Inc.	3,237	13
*	Cloudera Inc.	626	12
*	Harmonic Inc.	3,722	12
	PC Connection Inc.	468	12
*	Park City Group Inc.	942	12
*	Brightcove Inc.	1,624	11
*	Sparton Corp.	473	11
*	Digi International Inc.	1,191	11
*	MobileIron Inc.	2,704	10
*	Alteryx Inc. Class A	426	10
*	Sigma Designs Inc.	1,602	10
*	VirnetX Holding Corp.	2,500	10
*	NeoPhotonics Corp.	1,689	10
*	Presidio Inc.	683	10
*	Exa Corp.	662	10
*	KVH Industries Inc.	798	9
*	Immersion Corp.	1,279	9
*	Upland Software Inc.	395	9
*	TechTarget Inc.	911	9
*	Rubicon Project Inc.	2,362	9
*	Intevac Inc.	963	9
	Simulations Plus Inc.	591	9
*	Calix Inc.	1,743	9
*	Ooma Inc.	868	9
*	Amber Road Inc.	968	8
*	Quantum Corp.	1,332	7
*	Acacia Research Corp.	2,241	7
	Reis Inc.	424	7
*	Iteris Inc.	1,125	7
*	Global Eagle Entertainment Inc.	2,328	7
*	Avid Technology Inc.	1,471	6
*	PCM Inc.	460	6
*	Aerohive Networks Inc.	1,333	5
*	Revolution Lighting Technologies Inc.	605	4
*	Leaf Group Ltd.	607	4
*	GSI Technology Inc.	605	4
*	RealNetworks Inc.	978	4
*	SecureWorks Corp. Class A	317	3
*,^	Veritone Inc.	151	2
*	Acacia Communications Inc.	44	2
*	Appian Corp.	90	2

43

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

		Market
		Value
	Shares	($000)
* Guidance Software Inc.	189	1
		211,086
Utilities (5.3%)
AT&T Inc.	263,865	9,884
Verizon Communications Inc.	175,038	8,397
NextEra Energy Inc.	20,160	3,034
Duke Energy Corp.	30,440	2,657
Dominion Energy Inc.	27,158	2,139
Southern Co.	43,004	2,075
American Electric Power Co. Inc.	21,678	1,596
PG&E Corp.	21,710	1,528
Exelon Corp.	39,936	1,512
Sempra Energy	10,656	1,257
PPL Corp.	29,562	1,160
Consolidated Edison Inc.	13,184	1,111
Xcel Energy Inc.	22,126	1,095
Edison International	13,578	1,089
Public Service Enterprise Group Inc.	21,902	1,026
WEC Energy Group Inc.	13,405	874
DTE Energy Co.	7,675	862
Eversource Energy	13,101	825
* T-Mobile US Inc.	12,721	823
* Level 3 Communications Inc.	12,576	685
Ameren Corp.	10,558	633
FirstEnergy Corp.	19,352	631
Entergy Corp.	7,832	620
American Water Works Co. Inc.	7,451	603
CMS Energy Corp.	12,146	590
CenterPoint Energy Inc.	18,739	555
^ CenturyLink Inc.	23,184	457
Pinnacle West Capital Corp.	4,790	431
Alliant Energy Corp.	9,139	391
Atmos Energy Corp.	4,361	384
UGI Corp.	7,611	376
NiSource Inc.	13,324	358
SCANA Corp.	5,640	341
NRG Energy Inc.	13,210	329
Westar Energy Inc. Class A	6,169	317
OGE Energy Corp.	8,840	316
AES Corp.	28,454	314
Great Plains Energy Inc.	9,287	285
* Zayo Group Holdings Inc.	8,149	279
Vectren Corp.	3,664	240
* Calpine Corp.	16,167	238
MDU Resources Group Inc.	8,528	231
* Sprint Corp.	27,103	224
Aqua America Inc.	6,315	211
Portland General Electric Co.	4,015	191
WGL Holdings Inc.	2,150	181
National Fuel Gas Co.	3,111	180
IDACORP Inc.	1,982	176
ALLETE Inc.	2,238	173
New Jersey Resources Corp.	3,828	167
ONE Gas Inc.	2,215	167
Southwest Gas Holdings Inc.	2,015	160
Black Hills Corp.	2,257	159
j2 Global Inc.	2,077	156
* Vistra Energy Corp.	8,828	156
Spire Inc.	2,032	156
Hawaiian Electric Industries Inc.	4,560	152
PNM Resources Inc.	3,433	146
Avista Corp.	2,731	140
NorthWestern Corp.	2,179	132
South Jersey Industries Inc.	3,429	123

44

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
		Shares	($000)
	Telephone & Data Systems Inc.	4,164	122
	Avangrid Inc.	2,418	118
	MGE Energy Inc.	1,599	102
	Ormat Technologies Inc.	1,701	98
	El Paso Electric Co.	1,688	94
	Northwest Natural Gas Co.	1,177	78
	Cogent Communications Holdings Inc.	1,658	77
	Pattern Energy Group Inc. Class A	3,035	76
	California Water Service Group	2,027	76
*	Straight Path Communications Inc. Class B	425	76
	American States Water Co.	1,529	75
	Otter Tail Corp.	1,708	71
	Shenandoah Telecommunications Co.	1,944	70
*	Vonage Holdings Corp.	8,303	69
*	General Communication Inc. Class A	1,452	63
*	8x8 Inc.	4,071	58
	Chesapeake Utilities Corp.	693	55
	Consolidated Communications Holdings Inc.	2,675	49
*	Iridium Communications Inc.	4,404	49
*	Dynegy Inc.	4,754	45
	West Corp.	1,794	42
*,^	Globalstar Inc.	21,787	42
	Cincinnati Bell Inc.	1,928	41
	SJW Group	721	40
*	Gogo Inc.	2,800	39
*	Boingo Wireless Inc.	1,763	36
	ATN International Inc.	589	36
	Middlesex Water Co.	890	34
*	ORBCOMM Inc.	2,930	32
	Connecticut Water Service Inc.	577	31
*	United States Cellular Corp.	755	29
*	Frontier Communications Corp.	1,855	25
	NRG Yield Inc. Class A	1,278	23
	NRG Yield Inc.	1,256	23
	York Water Co.	668	22
*	Lumos Networks Corp.	1,131	20
	Windstream Holdings Inc.	9,679	20
	Artesian Resources Corp. Class A	437	16
	Spok Holdings Inc.	888	15
*	Atlantic Power Corp.	5,883	14
	IDT Corp. Class B	811	12
	Delta Natural Gas Co. Inc.	377	12
	Spark Energy Inc. Class A	617	10
*	AquaVenture Holdings Ltd.	611	9
	RGC Resources Inc.	334	9
	Consolidated Water Co. Ltd.	768	9
*	Intelsat SA	1,795	7
	Genie Energy Ltd. Class B	851	5
	Unitil Corp.	5	—
			57,872
Total Common Stocks (Cost $931,313)			1,094,526

45

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2017

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.2%)
4,5 Vanguard Market Liquidity Fund	1.224%		23,528	2,353

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.1%)
United States Treasury Bill	1.023%	10/5/17	100	100
6 United States Treasury Bill	0.949%	10/19/17	200	200
				300
Total Temporary Cash Investments (Cost $2,652)				2,653
Total Investments (99.9%) (Cost $933,965)				1,097,179
Other Assets and Liabilities—Net (0.1%)[5]				1,544
Net Assets (100%)				1,098,723

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $389,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $419,000 of collateral received for securities on loan, of which $414,000 is held in Vanguard Market Liquidity Fund and $5,000 is held in cash.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

46

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© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18540 102017

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (0.6%)
U.S. Government Securities (0.6%)
	United States Treasury Note/Bond	1.250%	8/31/19	21,930	21,896
	United States Treasury Note/Bond	1.500%	8/15/20	62,835	62,962
	United States Treasury Note/Bond	1.625%	8/31/22	61,100	60,861

Total U.S. Government and Agency Obligations (Cost $145,709)					145,719

Corporate Bonds (98.6%)
Finance (40.3%)
	Banking (32.9%)
	American Express Co.	8.125%	5/20/19	2,000	2,210
	American Express Co.	2.500%	8/1/22	25,025	25,028
	American Express Credit Corp.	1.875%	11/5/18	12,110	12,138
	American Express Credit Corp.	2.125%	3/18/19	22,152	22,291
	American Express Credit Corp.	1.875%	5/3/19	30,783	30,901
	American Express Credit Corp.	2.250%	8/15/19	21,281	21,439
	American Express Credit Corp.	1.700%	10/30/19	2,257	2,246
	American Express Credit Corp.	2.200%	3/3/20	15,997	16,117
	American Express Credit Corp.	2.375%	5/26/20	24,430	24,704
	American Express Credit Corp.	2.600%	9/14/20	21,530	21,882
	American Express Credit Corp.	2.250%	5/5/21	26,244	26,311
	American Express Credit Corp.	2.700%	3/3/22	28,875	29,419
	Associates Corp. of North America	6.950%	11/1/18	170	179
	Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	9,130	9,181
	Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	11,380	11,467
	Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	18,239	18,173
	Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	10,600	10,628
	Australia & New Zealand Banking Group Ltd.	2.125%	8/19/20	13,000	12,987
	Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	9,024	9,185
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	12,410	12,451
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	14,250	14,371
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	14,000	14,135
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	12,825	13,133
	Banco Santander SA	3.500%	4/11/22	6,800	6,993
	Bancolombia SA	5.950%	6/3/21	8,100	8,968
	Bank of America Corp.	6.000%	9/1/17	4	4
	Bank of America Corp.	6.875%	11/15/18	9,250	9,797
	Bank of America Corp.	2.600%	1/15/19	59,560	60,144
	Bank of America Corp.	5.490%	3/15/19	3,700	3,877
	Bank of America Corp.	2.650%	4/1/19	34,558	34,938
	Bank of America Corp.	7.625%	6/1/19	37,985	41,594
	Bank of America Corp.	2.250%	4/21/20	36,305	36,462
	Bank of America Corp.	5.625%	7/1/20	34,345	37,563
	Bank of America Corp.	2.625%	10/19/20	37,511	38,001
	Bank of America Corp.	2.151%	11/9/20	10,970	10,964
	Bank of America Corp.	5.875%	1/5/21	15,680	17,459
	Bank of America Corp.	2.625%	4/19/21	16,003	16,152
	Bank of America Corp.	5.000%	5/13/21	22,231	24,278
1	Bank of America Corp.	2.369%	7/21/21	35,600	35,648
	Bank of America Corp.	5.700%	1/24/22	35,593	40,222
1	Bank of America Corp.	3.124%	1/20/23	18,365	18,725
1	Bank of America Corp.	2.881%	4/24/23	23,475	23,653
1	Bank of America Corp.	2.816%	7/21/23	26,000	26,048
	Bank of America NA	2.050%	12/7/18	19,155	19,241
	Bank of Montreal	2.375%	1/25/19	23,116	23,326
	Bank of Montreal	1.500%	7/18/19	20,639	20,560
	Bank of Montreal	2.100%	12/12/19	15,605	15,707
	Bank of Montreal	2.100%	6/15/20	11,500	11,552
	Bank of Montreal	1.900%	8/27/21	27,714	27,561
	Bank of New York Mellon Corp.	2.100%	1/15/19	10,991	11,048
	Bank of New York Mellon Corp.	2.200%	3/4/19	9,450	9,510
	Bank of New York Mellon Corp.	2.200%	5/15/19	12,035	12,121
	Bank of New York Mellon Corp.	5.450%	5/15/19	4,250	4,504

1

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of New York Mellon Corp.	2.300%	9/11/19	14,653	14,785
Bank of New York Mellon Corp.	4.600%	1/15/20	1,766	1,876
Bank of New York Mellon Corp.	2.150%	2/24/20	18,466	18,595
Bank of New York Mellon Corp.	2.600%	8/17/20	15,700	15,988
Bank of New York Mellon Corp.	2.450%	11/27/20	17,377	17,667
Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,134
Bank of New York Mellon Corp.	2.500%	4/15/21	16,036	16,239
Bank of New York Mellon Corp.	2.050%	5/3/21	23,830	23,759
Bank of New York Mellon Corp.	3.550%	9/23/21	13,015	13,676
Bank of New York Mellon Corp.	2.600%	2/7/22	12,550	12,747
1 Bank of New York Mellon Corp.	2.661%	5/16/23	17,375	17,548
Bank of Nova Scotia	2.050%	10/30/18	14,712	14,785
Bank of Nova Scotia	1.950%	1/15/19	10,883	10,935
Bank of Nova Scotia	2.050%	6/5/19	29,183	29,358
Bank of Nova Scotia	1.650%	6/14/19	19,985	19,999
Bank of Nova Scotia	2.150%	7/14/20	14,150	14,294
Bank of Nova Scotia	2.350%	10/21/20	14,285	14,444
Bank of Nova Scotia	4.375%	1/13/21	5,600	6,011
Bank of Nova Scotia	2.450%	3/22/21	17,668	17,905
Bank of Nova Scotia	2.800%	7/21/21	11,364	11,613
Bank of Nova Scotia	2.700%	3/7/22	21,602	21,983
Barclays Bank plc	5.125%	1/8/20	7,070	7,540
Barclays Bank plc	5.140%	10/14/20	13,335	14,323
Barclays plc	2.750%	11/8/19	28,385	28,708
Barclays plc	2.875%	6/8/20	21,090	21,361
Barclays plc	3.250%	1/12/21	25,640	26,198
Barclays plc	3.200%	8/10/21	18,605	18,979
BB&T Corp.	2.050%	6/19/18	13,333	13,375
BB&T Corp.	2.250%	2/1/19	15,095	15,208
BB&T Corp.	6.850%	4/30/19	3,150	3,398
BB&T Corp.	5.250%	11/1/19	5,562	5,931
BB&T Corp.	2.450%	1/15/20	18,893	19,145
BB&T Corp.	2.625%	6/29/20	6,013	6,130
BB&T Corp.	2.050%	5/10/21	15,450	15,436
BB&T Corp.	3.950%	3/22/22	2,809	2,984
BB&T Corp.	2.750%	4/1/22	18,535	19,028
BNP Paribas SA	2.400%	12/12/18	27,433	27,659
BNP Paribas SA	2.450%	3/17/19	17,890	18,070
BNP Paribas SA	2.375%	5/21/20	21,158	21,400
BNP Paribas SA	5.000%	1/15/21	28,541	31,165
BPCE SA	2.500%	12/10/18	12,950	13,066
BPCE SA	2.500%	7/15/19	9,875	9,975
BPCE SA	2.250%	1/27/20	18,305	18,377
BPCE SA	2.650%	2/3/21	7,120	7,214
BPCE SA	2.750%	12/2/21	20,775	21,128
2 BPCE SA	3.000%	5/22/22	4,800	4,847
Branch Banking & Trust Co.	2.300%	10/15/18	9,985	10,043
Branch Banking & Trust Co.	1.450%	5/10/19	20,099	20,018
Branch Banking & Trust Co.	2.100%	1/15/20	6,005	6,040
Branch Banking & Trust Co.	2.850%	4/1/21	7,341	7,521
Branch Banking & Trust Co.	2.625%	1/15/22	7,200	7,334
Canadian Imperial Bank of Commerce	1.600%	9/6/19	16,890	16,844
Canadian Imperial Bank of Commerce	2.550%	6/16/22	14,875	15,019
Capital One Bank USA NA	2.150%	11/21/18	6,400	6,422
Capital One Bank USA NA	2.250%	2/13/19	22,225	22,308
Capital One Bank USA NA	2.300%	6/5/19	6,425	6,448
Capital One Bank USA NA	8.800%	7/15/19	5,327	5,953
Capital One Financial Corp.	2.450%	4/24/19	17,450	17,571
Capital One Financial Corp.	2.500%	5/12/20	13,100	13,219
Capital One Financial Corp.	4.750%	7/15/21	16,200	17,535
Capital One Financial Corp.	3.050%	3/9/22	12,275	12,440
Capital One NA	2.400%	9/5/19	8,646	8,694
Capital One NA	1.850%	9/13/19	12,890	12,820
Capital One NA	2.350%	1/31/20	17,705	17,752

2

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital One NA	2.950%	7/23/21	10,315	10,465
Capital One NA	2.250%	9/13/21	19,750	19,521
Capital One NA	2.650%	8/8/22	15,000	14,921
Citibank NA	2.000%	3/20/19	20,525	20,618
Citibank NA	2.100%	6/12/20	25,075	25,203
Citigroup Inc.	2.500%	9/26/18	21,565	21,725
Citigroup Inc.	2.050%	12/7/18	25,981	26,062
Citigroup Inc.	2.550%	4/8/19	27,936	28,194
Citigroup Inc.	8.500%	5/22/19	2,350	2,603
Citigroup Inc.	2.050%	6/7/19	27,500	27,535
Citigroup Inc.	2.500%	7/29/19	21,474	21,683
Citigroup Inc.	2.450%	1/10/20	25,390	25,642
Citigroup Inc.	2.400%	2/18/20	33,805	34,062
Citigroup Inc.	5.375%	8/9/20	8,504	9,260
Citigroup Inc.	2.650%	10/26/20	34,312	34,799
Citigroup Inc.	2.700%	3/30/21	44,913	45,470
Citigroup Inc.	2.350%	8/2/21	9,652	9,625
Citigroup Inc.	2.900%	12/8/21	42,271	43,029
Citigroup Inc.	4.500%	1/14/22	36,108	38,938
Citigroup Inc.	2.750%	4/25/22	35,675	35,914
Citigroup Inc.	4.050%	7/30/22	9,137	9,616
1 Citigroup Inc.	2.876%	7/24/23	26,000	26,095
Citizens Bank NA	1.600%	12/4/17	3,600	3,599
Citizens Bank NA	2.300%	12/3/18	7,140	7,178
Citizens Bank NA	2.500%	3/14/19	3,617	3,646
Citizens Bank NA	2.450%	12/4/19	6,850	6,916
Citizens Bank NA	2.250%	3/2/20	10,335	10,383
Citizens Bank NA	2.200%	5/26/20	11,950	11,985
Citizens Bank NA	2.550%	5/13/21	18,525	18,664
Citizens Bank NA	2.650%	5/26/22	9,300	9,363
Citizens Financial Group Inc.	2.375%	7/28/21	2,000	1,992
Comerica Inc.	2.125%	5/23/19	7,075	7,082
Commonwealth Bank of Australia	2.500%	9/20/18	18,510	18,662
Commonwealth Bank of Australia	1.750%	11/2/18	8,025	8,025
Commonwealth Bank of Australia	2.250%	3/13/19	19,000	19,119
Commonwealth Bank of Australia	2.050%	3/15/19	7,525	7,553
Commonwealth Bank of Australia	2.300%	9/6/19	14,450	14,577
Commonwealth Bank of Australia	2.300%	3/12/20	2,300	2,318
Commonwealth Bank of Australia	2.400%	11/2/20	10,925	11,011
Commonwealth Bank of Australia	2.550%	3/15/21	13,657	13,801
2 Commonwealth Bank of Australia	2.750%	3/10/22	12,000	12,206
Compass Bank	2.750%	9/29/19	2,885	2,910
Compass Bank	2.875%	6/29/22	15,500	15,541
Cooperatieve Rabobank UA	2.250%	1/14/19	24,736	24,891
Cooperatieve Rabobank UA	1.375%	8/9/19	11,970	11,852
Cooperatieve Rabobank UA	2.250%	1/14/20	15,300	15,437
Cooperatieve Rabobank UA	4.500%	1/11/21	16,128	17,390
Cooperatieve Rabobank UA	2.500%	1/19/21	31,055	31,500
Cooperatieve Rabobank UA	2.750%	1/10/22	28,000	28,580
Cooperatieve Rabobank UA	3.875%	2/8/22	27,548	29,402
Cooperatieve Rabobank UA	3.950%	11/9/22	5,750	6,059
Credit Suisse AG	2.300%	5/28/19	34,871	35,157
Credit Suisse AG	5.300%	8/13/19	11,578	12,310
Credit Suisse AG	5.400%	1/14/20	19,742	21,184
Credit Suisse AG	4.375%	8/5/20	3,555	3,782
Credit Suisse AG	3.000%	10/29/21	25,787	26,430
2 Credit Suisse Group AG	3.574%	1/9/23	12,250	12,602
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	20,410	20,698
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	32,958	33,755
Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	24,261	25,071
Deutsche Bank AG	2.500%	2/13/19	25,922	26,204
Deutsche Bank AG	2.850%	5/10/19	21,697	21,942
Deutsche Bank AG	2.700%	7/13/20	26,200	26,372
Deutsche Bank AG	2.950%	8/20/20	13,840	14,036

3

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deutsche Bank AG	3.125%	1/13/21	14,748	14,963
Deutsche Bank AG	3.375%	5/12/21	17,025	17,397
Deutsche Bank AG	4.250%	10/14/21	46,100	48,643
Discover Bank	2.600%	11/13/18	10,000	10,074
Discover Bank	7.000%	4/15/20	3,900	4,318
Discover Bank	3.100%	6/4/20	20,762	21,259
Discover Bank	3.200%	8/9/21	6,500	6,652
Discover Financial Services	5.200%	4/27/22	2,806	3,068
Fifth Third Bancorp	2.300%	3/1/19	8,375	8,436
Fifth Third Bancorp	2.875%	7/27/20	16,629	17,016
Fifth Third Bancorp	3.500%	3/15/22	6,140	6,401
Fifth Third Bancorp	2.600%	6/15/22	7,100	7,142
Fifth Third Bank	2.300%	3/15/19	13,660	13,775
Fifth Third Bank	2.375%	4/25/19	9,300	9,386
Fifth Third Bank	1.625%	9/27/19	7,875	7,824
Fifth Third Bank	2.250%	6/14/21	12,000	12,045
Fifth Third Bank	2.875%	10/1/21	16,265	16,635
First Horizon National Corp.	3.500%	12/15/20	7,000	7,211
First Niagara Financial Group Inc.	6.750%	3/19/20	3,200	3,556
First Republic Bank	2.375%	6/17/19	4,220	4,223
First Republic Bank	2.500%	6/6/22	11,900	11,924
Goldman Sachs Group Inc.	2.625%	1/31/19	37,059	37,439
Goldman Sachs Group Inc.	7.500%	2/15/19	43,698	47,138
Goldman Sachs Group Inc.	2.000%	4/25/19	2,990	2,994
Goldman Sachs Group Inc.	1.950%	7/23/19	7,652	7,658
Goldman Sachs Group Inc.	2.550%	10/23/19	29,706	30,042
Goldman Sachs Group Inc.	2.300%	12/13/19	41,135	41,375
Goldman Sachs Group Inc.	5.375%	3/15/20	27,436	29,614
Goldman Sachs Group Inc.	2.600%	4/23/20	29,223	29,540
Goldman Sachs Group Inc.	6.000%	6/15/20	18,544	20,452
Goldman Sachs Group Inc.	2.750%	9/15/20	30,593	30,984
Goldman Sachs Group Inc.	2.600%	12/27/20	2,775	2,802
Goldman Sachs Group Inc.	2.875%	2/25/21	33,344	33,905
Goldman Sachs Group Inc.	2.625%	4/25/21	32,609	32,841
Goldman Sachs Group Inc.	5.250%	7/27/21	48,871	53,795
Goldman Sachs Group Inc.	2.350%	11/15/21	16,915	16,831
Goldman Sachs Group Inc.	5.750%	1/24/22	66,886	75,397
Goldman Sachs Group Inc.	3.000%	4/26/22	58,450	59,408
1 Goldman Sachs Group Inc.	2.908%	6/5/23	25,200	25,314
1 Goldman Sachs Group Inc.	2.905%	7/24/23	32,000	32,130
HSBC Bank USA NA	4.875%	8/24/20	12,561	13,517
HSBC Holdings plc	3.400%	3/8/21	39,000	40,388
HSBC Holdings plc	5.100%	4/5/21	29,442	32,188
HSBC Holdings plc	2.950%	5/25/21	29,090	29,690
HSBC Holdings plc	2.650%	1/5/22	48,855	49,139
HSBC Holdings plc	4.875%	1/14/22	7,365	8,090
HSBC Holdings plc	4.000%	3/30/22	22,060	23,463
1 HSBC Holdings plc	3.262%	3/13/23	41,812	42,847
HSBC USA Inc.	1.700%	3/5/18	10,764	10,771
HSBC USA Inc.	2.000%	8/7/18	6,550	6,574
HSBC USA Inc.	2.625%	9/24/18	5,904	5,953
HSBC USA Inc.	2.250%	6/23/19	9,350	9,412
HSBC USA Inc.	2.375%	11/13/19	24,795	25,033
HSBC USA Inc.	2.350%	3/5/20	25,230	25,463
HSBC USA Inc.	2.750%	8/7/20	19,174	19,558
HSBC USA Inc.	5.000%	9/27/20	8,500	9,166
Huntington Bancshares Inc.	7.000%	12/15/20	4,075	4,651
Huntington Bancshares Inc.	3.150%	3/14/21	10,767	11,081
Huntington Bancshares Inc.	2.300%	1/14/22	14,618	14,513
Huntington National Bank	2.200%	11/6/18	8,250	8,286
Huntington National Bank	2.200%	4/1/19	8,520	8,555
Huntington National Bank	2.375%	3/10/20	8,250	8,328
Huntington National Bank	2.400%	4/1/20	11,575	11,682
Huntington National Bank	2.875%	8/20/20	3,250	3,323

4

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Huntington National Bank	2.500%	8/7/22	13,000	13,003
ING Groep NV	3.150%	3/29/22	21,065	21,554
Intesa Sanpaolo SPA	3.875%	1/15/19	16,537	16,910
2 Itau Corpbanca	3.875%	9/22/19	2,000	2,065
JPMorgan Chase & Co.	2.350%	1/28/19	24,875	25,088
JPMorgan Chase & Co.	1.850%	3/22/19	24,704	24,732
JPMorgan Chase & Co.	6.300%	4/23/19	35,193	37,693
JPMorgan Chase & Co.	2.200%	10/22/19	13,294	13,392
JPMorgan Chase & Co.	2.250%	1/23/20	61,749	62,236
JPMorgan Chase & Co.	4.950%	3/25/20	16,949	18,187
JPMorgan Chase & Co.	2.750%	6/23/20	42,495	43,381
JPMorgan Chase & Co.	4.400%	7/22/20	23,707	25,277
JPMorgan Chase & Co.	4.250%	10/15/20	41,243	43,911
JPMorgan Chase & Co.	2.550%	10/29/20	35,253	35,774
JPMorgan Chase & Co.	2.550%	3/1/21	41,171	41,594
JPMorgan Chase & Co.	4.625%	5/10/21	22,305	24,160
JPMorgan Chase & Co.	2.400%	6/7/21	21,861	22,021
JPMorgan Chase & Co.	2.295%	8/15/21	46,161	46,282
JPMorgan Chase & Co.	4.350%	8/15/21	30,510	32,860
JPMorgan Chase & Co.	4.500%	1/24/22	46,597	50,594
1 JPMorgan Chase & Co.	2.776%	4/25/23	17,700	17,839
JPMorgan Chase Bank NA	1.450%	9/21/18	3,934	3,927
JPMorgan Chase Bank NA	1.650%	9/23/19	13,173	13,150
KeyBank NA	2.350%	3/8/19	12,020	12,128
KeyBank NA	1.600%	8/22/19	9,150	9,104
KeyBank NA	2.500%	12/15/19	9,515	9,683
KeyBank NA	2.250%	3/16/20	13,508	13,614
KeyBank NA	2.500%	11/22/21	13,000	13,153
KeyBank NA	2.400%	6/9/22	1,000	1,005
1 KeyBank NA	3.180%	10/15/27	250	257
KeyCorp	2.300%	12/13/18	15,141	15,246
KeyCorp	2.900%	9/15/20	11,315	11,586
KeyCorp	5.100%	3/24/21	9,030	9,915
Lloyds Bank plc	2.300%	11/27/18	8,200	8,246
Lloyds Bank plc	2.700%	8/17/20	13,980	14,211
Lloyds Bank plc	6.375%	1/21/21	15,765	17,846
Lloyds Banking Group plc	3.100%	7/6/21	13,370	13,648
Lloyds Banking Group plc	3.000%	1/11/22	32,755	33,145
Manufacturers & Traders Trust Co.	2.300%	1/30/19	17,800	17,924
Manufacturers & Traders Trust Co.	2.250%	7/25/19	12,650	12,737
Manufacturers & Traders Trust Co.	2.100%	2/6/20	6,075	6,096
Manufacturers & Traders Trust Co.	2.050%	8/17/20	6,200	6,195
Manufacturers & Traders Trust Co.	2.500%	5/18/22	500	505
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	42,862	43,751
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	20,650	20,526
Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	15,565	15,912
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	29,000	29,143
Mizuho Financial Group Inc.	2.273%	9/13/21	16,130	15,999
Mizuho Financial Group Inc.	2.953%	2/28/22	18,450	18,742
Morgan Stanley	2.200%	12/7/18	6,725	6,763
Morgan Stanley	2.500%	1/24/19	24,339	24,546
Morgan Stanley	2.450%	2/1/19	35,177	35,465
Morgan Stanley	7.300%	5/13/19	28,632	31,167
Morgan Stanley	2.375%	7/23/19	34,759	34,995
Morgan Stanley	5.625%	9/23/19	42,234	45,268
Morgan Stanley	5.500%	1/26/20	19,364	20,881
Morgan Stanley	2.650%	1/27/20	48,261	49,024
Morgan Stanley	2.800%	6/16/20	36,940	37,614
Morgan Stanley	5.500%	7/24/20	24,686	26,935
Morgan Stanley	5.750%	1/25/21	15,210	16,849
Morgan Stanley	2.500%	4/21/21	45,105	45,330
Morgan Stanley	5.500%	7/28/21	24,856	27,640
Morgan Stanley	2.625%	11/17/21	53,376	53,735
Morgan Stanley	2.750%	5/19/22	61,400	61,790

5

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MUFG Americas Holdings Corp.	2.250%	2/10/20	16,425	16,503
MUFG Americas Holdings Corp.	3.500%	6/18/22	3,025	3,143
MUFG Union Bank NA	2.625%	9/26/18	16,700	16,845
MUFG Union Bank NA	2.250%	5/6/19	5,300	5,322
National Australia Bank Ltd.	2.000%	1/14/19	6,046	6,069
National Australia Bank Ltd.	1.375%	7/12/19	11,670	11,584
National Australia Bank Ltd.	2.250%	1/10/20	2,450	2,466
National Australia Bank Ltd.	2.125%	5/22/20	24,200	24,298
National Australia Bank Ltd.	2.625%	7/23/20	17,125	17,433
National Australia Bank Ltd.	2.625%	1/14/21	18,730	18,976
National Australia Bank Ltd.	1.875%	7/12/21	16,925	16,682
National Australia Bank Ltd.	2.800%	1/10/22	21,250	21,689
National Australia Bank Ltd.	2.500%	5/22/22	10,250	10,292
National Bank of Canada	2.100%	12/14/18	11,650	11,695
National Bank of Canada	2.150%	6/12/20	11,969	11,997
National City Corp.	6.875%	5/15/19	10,935	11,818
Northern Trust Corp.	3.450%	11/4/20	6,175	6,450
Northern Trust Corp.	3.375%	8/23/21	5,855	6,120
Northern Trust Corp.	2.375%	8/2/22	8,226	8,310
PNC Bank NA	1.800%	11/5/18	10,900	10,922
PNC Bank NA	1.700%	12/7/18	11,250	11,249
PNC Bank NA	2.200%	1/28/19	10,162	10,226
PNC Bank NA	1.950%	3/4/19	23,300	23,370
PNC Bank NA	2.250%	7/2/19	10,726	10,809
PNC Bank NA	1.450%	7/29/19	18,325	18,201
PNC Bank NA	2.400%	10/18/19	21,007	21,243
PNC Bank NA	2.000%	5/19/20	10,150	10,179
PNC Bank NA	2.300%	6/1/20	8,408	8,493
PNC Bank NA	2.600%	7/21/20	2,750	2,798
PNC Bank NA	2.450%	11/5/20	14,013	14,209
PNC Bank NA	2.150%	4/29/21	16,310	16,330
PNC Bank NA	2.550%	12/9/21	6,850	6,944
PNC Bank NA	2.625%	2/17/22	17,075	17,365
PNC Funding Corp.	6.700%	6/10/19	5,605	6,071
PNC Funding Corp.	5.125%	2/8/20	15,134	16,273
PNC Funding Corp.	4.375%	8/11/20	4,976	5,321
PNC Funding Corp.	3.300%	3/8/22	19,505	20,391
RBC USA Holdco Corp.	5.250%	9/15/20	2,050	2,230
Regions Bank	2.250%	9/14/18	9,760	9,797
Regions Financial Corp.	3.200%	2/8/21	10,924	11,183
Regions Financial Corp.	2.750%	8/14/22	13,200	13,276
Royal Bank of Canada	2.000%	12/10/18	18,007	18,126
Royal Bank of Canada	2.150%	3/15/19	14,727	14,871
Royal Bank of Canada	1.625%	4/15/19	21,952	21,912
Royal Bank of Canada	1.500%	7/29/19	26,400	26,307
Royal Bank of Canada	2.125%	3/2/20	21,950	22,111
Royal Bank of Canada	2.150%	3/6/20	9,802	9,871
Royal Bank of Canada	2.350%	10/30/20	22,021	22,227
Royal Bank of Canada	2.500%	1/19/21	19,200	19,500
Royal Bank of Canada	2.750%	2/1/22	8,600	8,828
Royal Bank of Scotland Group plc	6.400%	10/21/19	8,646	9,371
1 Royal Bank of Scotland Group plc	3.498%	5/15/23	32,450	32,782
Royal Bank of Scotland plc	5.625%	8/24/20	100	108
Santander Holdings USA Inc.	2.700%	5/24/19	16,815	16,964
Santander Holdings USA Inc.	2.650%	4/17/20	9,309	9,346
2 Santander Holdings USA Inc.	3.700%	3/28/22	22,200	22,661
Santander UK Group Holdings plc	2.875%	10/16/20	11,316	11,503
Santander UK Group Holdings plc	3.125%	1/8/21	18,780	19,167
Santander UK Group Holdings plc	2.875%	8/5/21	17,849	17,999
Santander UK plc	2.500%	3/14/19	31,220	31,533
Santander UK plc	2.350%	9/10/19	13,875	13,981
Santander UK plc	2.375%	3/16/20	2,456	2,481
Skandinaviska Enskilda Banken AB	1.500%	9/13/19	1,000	992
Skandinaviska Enskilda Banken AB	2.300%	3/11/20	13,400	13,521

6

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	15,429	15,652
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	23,540	23,241
Skandinaviska Enskilda Banken AB	2.800%	3/11/22	9,550	9,763
Societe Generale SA	2.625%	10/1/18	9,350	9,434
State Street Bank & Trust Co.	5.250%	10/15/18	225	234
State Street Corp.	2.550%	8/18/20	22,116	22,572
State Street Corp.	4.375%	3/7/21	7,069	7,598
State Street Corp.	1.950%	5/19/21	9,277	9,242
1 State Street Corp.	2.653%	5/15/23	11,700	11,823
Sumitomo Mitsui Banking Corp.	1.762%	10/19/18	6,000	6,005
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	15,520	15,657
Sumitomo Mitsui Banking Corp.	1.966%	1/11/19	6,470	6,484
Sumitomo Mitsui Banking Corp.	2.050%	1/18/19	1,000	1,004
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	15,411	15,508
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	23,941	24,180
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	8,240	8,371
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,775	3,800
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	8,417	8,686
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	20,726	21,183
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	12,340	12,209
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	27,350	27,430
Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	13,500	13,732
Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	28,550	28,857
SunTrust Bank	2.250%	1/31/20	12,080	12,161
SunTrust Bank	2.450%	8/1/22	13,000	13,051
SunTrust Banks Inc.	2.350%	11/1/18	10,874	10,943
SunTrust Banks Inc.	2.500%	5/1/19	8,173	8,247
SunTrust Banks Inc.	2.900%	3/3/21	9,750	9,944
SunTrust Banks Inc.	2.700%	1/27/22	11,375	11,509
Svenska Handelsbanken AB	2.500%	1/25/19	15,883	16,050
Svenska Handelsbanken AB	2.250%	6/17/19	9,775	9,848
Svenska Handelsbanken AB	1.500%	9/6/19	13,170	13,072
Svenska Handelsbanken AB	1.950%	9/8/20	9,000	8,992
Svenska Handelsbanken AB	2.400%	10/1/20	15,866	16,078
Svenska Handelsbanken AB	2.450%	3/30/21	21,309	21,566
Svenska Handelsbanken AB	1.875%	9/7/21	13,400	13,261
Synchrony Bank	3.000%	6/15/22	13,000	13,014
Synchrony Financial	2.600%	1/15/19	6,220	6,264
Synchrony Financial	3.000%	8/15/19	19,781	20,073
Synchrony Financial	2.700%	2/3/20	11,630	11,727
Synchrony Financial	3.750%	8/15/21	13,568	14,039
Toronto-Dominion Bank	1.450%	9/6/18	8,320	8,313
Toronto-Dominion Bank	2.625%	9/10/18	22,461	22,700
Toronto-Dominion Bank	1.950%	1/22/19	6,380	6,409
Toronto-Dominion Bank	2.125%	7/2/19	28,975	29,226
Toronto-Dominion Bank	1.450%	8/13/19	21,300	21,207
Toronto-Dominion Bank	2.250%	11/5/19	22,927	23,160
Toronto-Dominion Bank	2.500%	12/14/20	27,275	27,764
Toronto-Dominion Bank	2.125%	4/7/21	23,650	23,754
Toronto-Dominion Bank	1.800%	7/13/21	20,378	20,224
UBS AG	2.375%	8/14/19	45,512	45,978
UBS AG	2.350%	3/26/20	23,135	23,342
UBS AG	4.875%	8/4/20	8,377	9,042
US Bancorp	1.950%	11/15/18	17,545	17,610
US Bancorp	2.200%	4/25/19	13,227	13,330
US Bancorp	2.350%	1/29/21	8,950	9,051
US Bancorp	4.125%	5/24/21	11,433	12,257
US Bancorp	2.625%	1/24/22	16,528	16,852
US Bancorp	3.000%	3/15/22	13,607	14,092
US Bancorp	2.950%	7/15/22	23,866	24,503
US Bank NA	1.400%	4/26/19	16,575	16,502
US Bank NA	2.125%	10/28/19	19,021	19,160
US Bank NA	2.000%	1/24/20	15,500	15,572
Wells Fargo & Co.	2.150%	1/15/19	27,051	27,208

7

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	2.125%	4/22/19	32,217	32,407
Wells Fargo & Co.	2.150%	1/30/20	23,708	23,824
Wells Fargo & Co.	2.600%	7/22/20	41,781	42,432
Wells Fargo & Co.	2.550%	12/7/20	36,289	36,765
Wells Fargo & Co.	3.000%	1/22/21	11,926	12,248
Wells Fargo & Co.	2.500%	3/4/21	31,603	31,915
Wells Fargo & Co.	4.600%	4/1/21	33,749	36,460
Wells Fargo & Co.	2.100%	7/26/21	45,575	45,330
Wells Fargo & Co.	3.500%	3/8/22	32,834	34,260
Wells Fargo & Co.	2.625%	7/22/22	49,750	49,999
Wells Fargo Bank NA	1.800%	11/28/18	2,450	2,453
Wells Fargo Bank NA	1.750%	5/24/19	38,635	38,638
Wells Fargo Bank NA	2.150%	12/6/19	29,806	30,005
Westpac Banking Corp.	1.950%	11/23/18	11,900	11,928
Westpac Banking Corp.	2.250%	1/17/19	18,473	18,589
Westpac Banking Corp.	1.650%	5/13/19	10,000	9,964
Westpac Banking Corp.	1.600%	8/19/19	26,400	26,309
Westpac Banking Corp.	4.875%	11/19/19	26,085	27,763
Westpac Banking Corp.	2.150%	3/6/20	21,321	21,461
Westpac Banking Corp.	2.300%	5/26/20	14,000	14,111
Westpac Banking Corp.	2.600%	11/23/20	18,167	18,448
Westpac Banking Corp.	2.100%	5/13/21	13,032	13,010
Westpac Banking Corp.	2.000%	8/19/21	20,625	20,542
Westpac Banking Corp.	2.800%	1/11/22	16,000	16,371
Westpac Banking Corp.	2.500%	6/28/22	24,675	24,789
Brokerage (0.8%)
Ameriprise Financial Inc.	7.300%	6/28/19	5,975	6,542
Ameriprise Financial Inc.	5.300%	3/15/20	9,395	10,148
BGC Partners Inc.	5.375%	12/9/19	2,050	2,152
BGC Partners Inc.	5.125%	5/27/21	2,250	2,378
BlackRock Inc.	5.000%	12/10/19	19,562	20,929
BlackRock Inc.	4.250%	5/24/21	8,922	9,615
BlackRock Inc.	3.375%	6/1/22	5,725	6,011
CBOE Holdings Inc.	1.950%	6/28/19	3,450	3,451
Charles Schwab Corp.	4.450%	7/22/20	6,268	6,719
E*TRADE Financial Corp.	2.950%	8/24/22	250	251
Franklin Resources Inc.	4.625%	5/20/20	3,225	3,447
Intercontinental Exchange Inc.	2.500%	10/15/18	8,200	8,275
Intercontinental Exchange Inc.	2.750%	12/1/20	14,270	14,521
Jefferies Group LLC	8.500%	7/15/19	7,002	7,766
Jefferies Group LLC	6.875%	4/15/21	10,085	11,476
Lazard Group LLC	4.250%	11/14/20	6,780	7,191
Nasdaq Inc.	5.550%	1/15/20	8,437	9,119
Nomura Holdings Inc.	2.750%	3/19/19	13,072	13,204
Nomura Holdings Inc.	6.700%	3/4/20	15,700	17,369
Raymond James Financial Inc.	8.600%	8/15/19	4,154	4,689
Stifel Financial Corp.	3.500%	12/1/20	6,250	6,418
TD Ameritrade Holding Corp.	5.600%	12/1/19	4,675	5,045
TD Ameritrade Holding Corp.	2.950%	4/1/22	12,283	12,587
Finance Companies (1.7%)
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.750%	5/15/19	13,886	14,233
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.250%	7/1/20	7,720	8,106
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.625%	10/30/20	14,422	15,323
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.500%	5/15/21	14,136	15,019
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	5.000%	10/1/21	14,737	15,934
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.950%	2/1/22	11,933	12,470

8

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.500%	5/26/22	6,365	6,532
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	4.625%	7/1/22	10,510	11,285
Air Lease Corp.	2.625%	9/4/18	7,508	7,560
Air Lease Corp.	3.375%	1/15/19	10,893	11,050
Air Lease Corp.	2.125%	1/15/20	5,379	5,386
Air Lease Corp.	4.750%	3/1/20	4,769	5,061
Air Lease Corp.	3.875%	4/1/21	6,747	7,072
Air Lease Corp.	3.375%	6/1/21	13,200	13,620
Air Lease Corp.	3.750%	2/1/22	3,225	3,392
Air Lease Corp.	2.625%	7/1/22	8,900	8,867
Ares Capital Corp.	4.875%	11/30/18	6,980	7,209
Ares Capital Corp.	3.875%	1/15/20	7,325	7,532
Ares Capital Corp.	3.625%	1/19/22	8,975	9,103
FS Investment Corp.	4.000%	7/15/19	4,000	4,081
FS Investment Corp.	4.250%	1/15/20	3,475	3,555
GATX Corp.	2.500%	3/15/19	1,065	1,073
GATX Corp.	2.500%	7/30/19	3,875	3,904
GATX Corp.	2.600%	3/30/20	5,025	5,094
GATX Corp.	4.850%	6/1/21	3,400	3,694
GE Capital International Funding Co.	2.342%	11/15/20	86,650	87,295
HSBC Finance Corp.	6.676%	1/15/21	38,190	43,352
2 International Lease Finance Corp.	7.125%	9/1/18	13,355	14,006
International Lease Finance Corp.	5.875%	4/1/19	9,905	10,475
International Lease Finance Corp.	6.250%	5/15/19	12,464	13,274
International Lease Finance Corp.	8.250%	12/15/20	19,374	22,716
International Lease Finance Corp.	4.625%	4/15/21	5,850	6,238
International Lease Finance Corp.	8.625%	1/15/22	7,340	9,028
International Lease Finance Corp.	5.875%	8/15/22	10,194	11,519
Prospect Capital Corp.	5.000%	7/15/19	2,225	2,304
Insurance (3.0%)
AEGON Funding Co. LLC	5.750%	12/15/20	5,901	6,469
Aetna Inc.	2.200%	3/15/19	9,730	9,778
Aetna Inc.	4.125%	6/1/21	5,224	5,545
Aflac Inc.	2.400%	3/16/20	5,496	5,558
Aflac Inc.	4.000%	2/15/22	4,925	5,271
Alleghany Corp.	5.625%	9/15/20	1,400	1,531
Alleghany Corp.	4.950%	6/27/22	7,000	7,703
Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	2,625	2,852
Allstate Corp.	7.450%	5/16/19	328	358
Alterra Finance LLC	6.250%	9/30/20	5,170	5,745
American Financial Group Inc.	9.875%	6/15/19	2,927	3,315
American International Group Inc.	2.300%	7/16/19	15,709	15,827
American International Group Inc.	3.375%	8/15/20	7,930	8,217
American International Group Inc.	6.400%	12/15/20	7,925	8,947
American International Group Inc.	3.300%	3/1/21	19,642	20,231
American International Group Inc.	4.875%	6/1/22	21,158	23,302
Anthem Inc.	7.000%	2/15/19	1,065	1,141
Anthem Inc.	2.250%	8/15/19	15,645	15,683
Anthem Inc.	4.350%	8/15/20	7,655	8,135
Anthem Inc.	3.700%	8/15/21	8,260	8,653
Anthem Inc.	3.125%	5/15/22	12,088	12,454
Aon Corp.	5.000%	9/30/20	8,956	9,674
Aon plc	2.800%	3/15/21	4,063	4,057
AXIS Specialty Finance LLC	5.875%	6/1/20	6,842	7,466
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	20,045	20,045
Berkshire Hathaway Finance Corp.	1.300%	8/15/19	12,550	12,471
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	6,366	6,573
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	9,427	10,133
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	13,920	14,460
Berkshire Hathaway Inc.	2.100%	8/14/19	13,127	13,242
Berkshire Hathaway Inc.	2.200%	3/15/21	10,900	10,997

9

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Inc.	3.750%	8/15/21	6,265	6,665
Berkshire Hathaway Inc.	3.400%	1/31/22	5,334	5,620
Chubb INA Holdings Inc.	5.900%	6/15/19	3,835	4,108
Chubb INA Holdings Inc.	2.300%	11/3/20	23,287	23,493
Cigna Corp.	5.125%	6/15/20	3,180	3,442
Cigna Corp.	4.375%	12/15/20	1,750	1,887
Cigna Corp.	4.500%	3/15/21	3,074	3,298
Cigna Corp.	4.000%	2/15/22	6,290	6,677
CNA Financial Corp.	7.350%	11/15/19	4,465	4,990
CNA Financial Corp.	5.875%	8/15/20	6,758	7,425
CNA Financial Corp.	5.750%	8/15/21	4,850	5,415
Coventry Health Care Inc.	5.450%	6/15/21	8,729	9,615
Enstar Group Ltd.	4.500%	3/10/22	4,100	4,269
Hartford Financial Services Group Inc.	6.000%	1/15/19	6,060	6,386
Hartford Financial Services Group Inc.	5.500%	3/30/20	8,154	8,828
Hartford Financial Services Group Inc.	5.125%	4/15/22	9,444	10,522
Humana Inc.	2.625%	10/1/19	6,205	6,290
Lincoln National Corp.	8.750%	7/1/19	1,827	2,042
Lincoln National Corp.	6.250%	2/15/20	3,675	4,024
Lincoln National Corp.	4.850%	6/24/21	3,325	3,625
Lincoln National Corp.	4.200%	3/15/22	3,372	3,595
Manulife Financial Corp.	4.900%	9/17/20	7,100	7,687
Markel Corp.	4.900%	7/1/22	4,870	5,333
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	2,150	2,169
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	6,030	6,075
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	6,226	6,280
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	7,781	8,472
Marsh & McLennan Cos. Inc.	2.750%	1/30/22	14,265	14,498
MetLife Inc.	7.717%	2/15/19	12,356	13,390
MetLife Inc.	4.750%	2/8/21	16,835	18,331
PartnerRe Finance B LLC	5.500%	6/1/20	5,210	5,654
Primerica Inc.	4.750%	7/15/22	4,944	5,389
1 Principal Financial Group Inc.	4.700%	5/15/55	3,800	3,943
Progressive Corp.	3.750%	8/23/21	7,749	8,206
Protective Life Corp.	7.375%	10/15/19	5,425	5,987
Prudential Financial Inc.	7.375%	6/15/19	9,916	10,857
Prudential Financial Inc.	2.350%	8/15/19	6,200	6,239
Prudential Financial Inc.	5.375%	6/21/20	11,869	12,938
Prudential Financial Inc.	4.500%	11/15/20	6,150	6,595
Prudential Financial Inc.	4.500%	11/16/21	6,200	6,735
Reinsurance Group of America Inc.	6.450%	11/15/19	4,845	5,293
Reinsurance Group of America Inc.	5.000%	6/1/21	6,925	7,532
Torchmark Corp.	9.250%	6/15/19	3,000	3,371
Travelers Cos. Inc.	5.900%	6/2/19	6,024	6,445
Travelers Cos. Inc.	3.900%	11/1/20	4,340	4,573
Trinity Acquisition plc	3.500%	9/15/21	5,454	5,599
UnitedHealth Group Inc.	1.700%	2/15/19	8,771	8,771
UnitedHealth Group Inc.	1.625%	3/15/19	9,490	9,489
UnitedHealth Group Inc.	2.300%	12/15/19	10,575	10,681
UnitedHealth Group Inc.	2.700%	7/15/20	21,021	21,522
UnitedHealth Group Inc.	3.875%	10/15/20	4,404	4,635
UnitedHealth Group Inc.	4.700%	2/15/21	5,692	6,148
UnitedHealth Group Inc.	2.125%	3/15/21	11,147	11,192
UnitedHealth Group Inc.	3.375%	11/15/21	7,100	7,439
UnitedHealth Group Inc.	2.875%	12/15/21	15,100	15,515
UnitedHealth Group Inc.	2.875%	3/15/22	11,627	11,919
UnitedHealth Group Inc.	3.350%	7/15/22	11,078	11,643
Unum Group	5.625%	9/15/20	2,143	2,344
Unum Group	3.000%	5/15/21	4,500	4,557
Willis Towers Watson plc	5.750%	3/15/21	4,015	4,417
WR Berkley Corp.	7.375%	9/15/19	1,282	1,412
WR Berkley Corp.	5.375%	9/15/20	3,175	3,457
WR Berkley Corp.	4.625%	3/15/22	5,691	6,199
XLIT Ltd.	2.300%	12/15/18	8,555	8,587

10

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
XLIT Ltd.	5.750%	10/1/21	4,390	4,939
Other Finance (0.0%)
ORIX Corp.	2.900%	7/18/22	10,100	10,202

Real Estate Investment Trusts (1.9%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	3,525	3,565
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	8,146	8,768
American Campus Communities Operating Partnership
LP	3.350%	10/1/20	5,420	5,576
AvalonBay Communities Inc.	6.100%	3/15/20	750	824
AvalonBay Communities Inc.	3.625%	10/1/20	6,305	6,566
AvalonBay Communities Inc.	3.950%	1/15/21	1,125	1,183
Boston Properties LP	3.700%	11/15/18	16,624	16,930
Boston Properties LP	5.875%	10/15/19	10,044	10,805
Boston Properties LP	5.625%	11/15/20	6,275	6,895
Boston Properties LP	4.125%	5/15/21	8,525	9,039
Brixmor Operating Partnership LP	3.875%	8/15/22	5,253	5,427
Camden Property Trust	4.625%	6/15/21	1,100	1,173
Corporate Office Properties LP	3.700%	6/15/21	3,340	3,433
DDR Corp.	7.875%	9/1/20	5,320	6,198
DDR Corp.	3.500%	1/15/21	8,398	8,548
DDR Corp.	4.625%	7/15/22	5,025	5,315
Digital Realty Trust LP	5.875%	2/1/20	5,600	6,049
Digital Realty Trust LP	3.400%	10/1/20	4,550	4,699
Digital Realty Trust LP	5.250%	3/15/21	11,129	12,149
Digital Realty Trust LP	3.950%	7/1/22	6,660	7,066
Duke Realty LP	3.875%	2/15/21	3,050	3,189
Duke Realty LP	4.375%	6/15/22	550	591
EPR Properties	7.750%	7/15/20	1,000	1,134
EPR Properties	5.750%	8/15/22	4,715	5,257
ERP Operating LP	2.375%	7/1/19	5,869	5,927
ERP Operating LP	4.750%	7/15/20	3,975	4,249
ERP Operating LP	4.625%	12/15/21	13,106	14,263
Essex Portfolio LP	5.200%	3/15/21	2,700	2,927
Essex Portfolio LP	3.625%	8/15/22	1,300	1,347
Government Properties Income Trust	3.750%	8/15/19	2,745	2,786
Government Properties Income Trust	4.000%	7/15/22	6,500	6,529
HCP Inc.	3.750%	2/1/19	6,496	6,663
HCP Inc.	2.625%	2/1/20	20,793	21,008
HCP Inc.	5.375%	2/1/21	2,087	2,277
HCP Inc.	3.150%	8/1/22	3,271	3,340
Healthcare Realty Trust Inc.	5.750%	1/15/21	2,505	2,767
Healthcare Trust of America Holdings LP	3.375%	7/15/21	3,450	3,558
Healthcare Trust of America Holdings LP	2.950%	7/1/22	7,903	7,988
Highwoods Realty LP	3.200%	6/15/21	2,700	2,748
Hospitality Properties Trust	4.250%	2/15/21	4,600	4,815
Hospitality Properties Trust	5.000%	8/15/22	7,726	8,329
Host Hotels & Resorts LP	6.000%	10/1/21	4,297	4,809
Host Hotels & Resorts LP	5.250%	3/15/22	3,415	3,740
Kimco Realty Corp.	6.875%	10/1/19	5,075	5,557
Kimco Realty Corp.	3.200%	5/1/21	4,390	4,511
Liberty Property LP	4.750%	10/1/20	5,485	5,842
Liberty Property LP	4.125%	6/15/22	4,000	4,232
Mack-Cali Realty LP	4.500%	4/18/22	3,615	3,717
National Retail Properties Inc.	6.875%	10/15/17	2,000	2,011
National Retail Properties Inc.	5.500%	7/15/21	300	330
ProLogis LP	3.350%	2/1/21	5,746	5,964
Realty Income Corp.	6.750%	8/15/19	11,315	12,320
Regency Centers LP	4.800%	4/15/21	5,275	5,646
Select Income REIT	3.600%	2/1/20	150	152
Select Income REIT	4.150%	2/1/22	3,435	3,492
Senior Housing Properties Trust	3.250%	5/1/19	6,050	6,129
Simon Property Group LP	2.200%	2/1/19	13,672	13,764

11

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	2.500%	9/1/20	6,098	6,202
Simon Property Group LP	4.375%	3/1/21	10,350	11,052
Simon Property Group LP	2.500%	7/15/21	4,975	5,021
Simon Property Group LP	4.125%	12/1/21	9,775	10,451
Simon Property Group LP	2.350%	1/30/22	5,950	5,966
Simon Property Group LP	3.375%	3/15/22	6,464	6,711
Simon Property Group LP	2.625%	6/15/22	15,300	15,470
SL Green Realty Corp.	7.750%	3/15/20	2,500	2,791
UDR Inc.	3.700%	10/1/20	7,825	8,101
UDR Inc.	4.625%	1/10/22	650	699
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	5,360	5,517
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	8,018	8,110
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	8,381	9,025
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	7,804	8,316
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	7,100	7,274
VEREIT Operating Partnership LP	3.000%	2/6/19	4,290	4,344
VEREIT Operating Partnership LP	4.125%	6/1/21	9,350	9,811
Vornado Realty LP	2.500%	6/30/19	7,727	7,800
Vornado Realty LP	5.000%	1/15/22	4,050	4,401
Washington Prime Group LP	3.850%	4/1/20	2,200	2,209
Washington REIT	4.950%	10/1/20	2,150	2,274
Welltower Inc.	4.125%	4/1/19	10,670	10,987
Welltower Inc.	6.125%	4/15/20	5,525	6,085
Welltower Inc.	4.950%	1/15/21	6,707	7,238
Welltower Inc.	5.250%	1/15/22	4,559	5,046
				10,289,460
Industrial (54.0%)
Basic Industry (2.6%)
Agrium Inc.	6.750%	1/15/19	4,599	4,870
Air Products & Chemicals Inc.	4.375%	8/21/19	3,840	4,032
Air Products & Chemicals Inc.	3.000%	11/3/21	11,400	11,803
Airgas Inc.	2.375%	2/15/20	2,200	2,220
Airgas Inc.	3.050%	8/1/20	6,450	6,625
Barrick Gold Corp.	3.850%	4/1/22	1,635	1,745
Barrick North America Finance LLC	4.400%	5/30/21	16,752	18,256
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	600	631
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	14,270	14,698
Cabot Corp.	3.700%	7/15/22	4,600	4,751
Celanese US Holdings LLC	5.875%	6/15/21	5,325	5,944
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	5,480	5,953
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	4,925	5,233
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	6,675	7,037
Domtar Corp.	4.400%	4/1/22	1,446	1,530
Dow Chemical Co.	8.550%	5/15/19	31,345	34,775
Dow Chemical Co.	4.250%	11/15/20	22,605	24,004
Dow Chemical Co.	4.125%	11/15/21	16,310	17,407
Eastman Chemical Co.	2.700%	1/15/20	12,325	12,480
Eastman Chemical Co.	4.500%	1/15/21	51	54
Eastman Chemical Co.	3.600%	8/15/22	6,125	6,371
Ecolab Inc.	2.000%	1/14/19	7,000	7,035
Ecolab Inc.	2.250%	1/12/20	4,495	4,540
Ecolab Inc.	4.350%	12/8/21	14,942	16,255
Ecolab Inc.	2.375%	8/10/22	7,000	7,042
EI du Pont de Nemours & Co.	5.750%	3/15/19	200	212
EI du Pont de Nemours & Co.	4.625%	1/15/20	11,662	12,403
EI du Pont de Nemours & Co.	2.200%	5/1/20	30,215	30,441
EI du Pont de Nemours & Co.	3.625%	1/15/21	9,275	9,729
EI du Pont de Nemours & Co.	4.250%	4/1/21	6,295	6,739
FMC Corp.	5.200%	12/15/19	3,150	3,339
FMC Corp.	3.950%	2/1/22	1,775	1,831
Goldcorp Inc.	3.625%	6/9/21	10,550	10,978
International Paper Co.	9.375%	5/15/19	118	132
International Paper Co.	7.500%	8/15/21	6,236	7,423

12

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Paper Co.	4.750%	2/15/22	15,975	17,479
LyondellBasell Industries NV	5.000%	4/15/19	18,688	19,438
LyondellBasell Industries NV	6.000%	11/15/21	13,060	14,741
Methanex Corp.	3.250%	12/15/19	3,450	3,487
Monsanto Co.	1.850%	11/15/18	2,535	2,536
Monsanto Co.	2.125%	7/15/19	10,000	10,046
Monsanto Co.	2.750%	7/15/21	4,905	4,976
Mosaic Co.	3.750%	11/15/21	5,510	5,758
Newmont Mining Corp.	5.125%	10/1/19	7,336	7,748
Newmont Mining Corp.	3.500%	3/15/22	16,398	17,090
Packaging Corp. of America	3.900%	6/15/22	5,000	5,272
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	5,170	5,539
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	4,925	5,216
PPG Industries Inc.	2.300%	11/15/19	6,700	6,734
PPG Industries Inc.	3.600%	11/15/20	3,975	4,136
Praxair Inc.	1.250%	11/7/18	11,075	11,054
Praxair Inc.	4.500%	8/15/19	6,575	6,912
Praxair Inc.	2.250%	9/24/20	3,900	3,921
Praxair Inc.	4.050%	3/15/21	5,125	5,467
Praxair Inc.	3.000%	9/1/21	6,307	6,499
Praxair Inc.	2.450%	2/15/22	4,075	4,129
Praxair Inc.	2.200%	8/15/22	7,125	7,143
Rayonier Inc.	3.750%	4/1/22	3,400	3,465
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	3,729	3,997
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,181	5,494
Rio Tinto Finance USA plc	3.500%	3/22/22	7,516	7,897
Rio Tinto Finance USA plc	2.875%	8/21/22	5,120	5,246
RPM International Inc.	6.125%	10/15/19	3,450	3,730
Sherwin-Williams Co.	7.250%	6/15/19	1,525	1,659
Sherwin-Williams Co.	2.250%	5/15/20	22,260	22,370
Sherwin-Williams Co.	4.200%	1/15/22	3,990	4,250
Sherwin-Williams Co.	2.750%	6/1/22	14,530	14,641
Southern Copper Corp.	5.375%	4/16/20	3,100	3,352
Syngenta Finance NV	3.125%	3/28/22	6,107	6,078
Vale Overseas Ltd.	5.625%	9/15/19	18,025	19,422
Vale Overseas Ltd.	4.625%	9/15/20	7,753	8,238
Vale Overseas Ltd.	5.875%	6/10/21	16,193	17,893
Vale Overseas Ltd.	4.375%	1/11/22	32,674	34,430
Westlake Chemical Corp.	4.625%	2/15/21	6,800	7,038
WestRock MWV LLC	7.375%	9/1/19	950	1,045
WestRock RKT Co.	4.450%	3/1/19	5,480	5,665
WestRock RKT Co.	3.500%	3/1/20	2,500	2,571
WestRock RKT Co.	4.900%	3/1/22	2,075	2,266
Weyerhaeuser Co.	7.375%	10/1/19	4,815	5,342
Weyerhaeuser Co.	4.700%	3/15/21	5,475	5,853
Capital Goods (4.7%)
3M Co.	1.625%	6/15/19	6,925	6,941
3M Co.	2.000%	8/7/20	7,675	7,732
3M Co.	1.625%	9/19/21	7,750	7,654
3M Co.	2.000%	6/26/22	5,850	5,851
ABB Finance USA Inc.	2.875%	5/8/22	13,348	13,700
Acuity Brands Lighting Inc.	6.000%	12/15/19	4,175	4,519
Bemis Co. Inc.	6.800%	8/1/19	3,550	3,851
Bemis Co. Inc.	4.500%	10/15/21	3,000	3,244
Boeing Capital Corp.	4.700%	10/27/19	6,384	6,782
Boeing Co.	6.000%	3/15/19	4,885	5,208
Boeing Co.	4.875%	2/15/20	10,515	11,305
Boeing Co.	1.650%	10/30/20	4,730	4,713
Boeing Co.	8.750%	8/15/21	1,800	2,246
Boeing Co.	2.350%	10/30/21	7,150	7,276
Boeing Co.	2.125%	3/1/22	2,950	2,969
Caterpillar Financial Services Corp.	2.450%	9/6/18	8,935	9,013
Caterpillar Financial Services Corp.	7.050%	10/1/18	875	924

13

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	1.800%	11/13/18	11,190	11,206
Caterpillar Financial Services Corp.	7.150%	2/15/19	17,537	18,895
Caterpillar Financial Services Corp.	1.900%	3/22/19	5,150	5,169
Caterpillar Financial Services Corp.	1.350%	5/18/19	7,825	7,775
Caterpillar Financial Services Corp.	2.100%	6/9/19	18,195	18,308
Caterpillar Financial Services Corp.	2.250%	12/1/19	4,602	4,636
Caterpillar Financial Services Corp.	2.100%	1/10/20	11,954	12,044
Caterpillar Financial Services Corp.	2.000%	3/5/20	7,945	7,945
Caterpillar Financial Services Corp.	2.500%	11/13/20	4,950	5,018
Caterpillar Financial Services Corp.	1.700%	8/9/21	14,271	14,059
Caterpillar Financial Services Corp.	2.750%	8/20/21	2,000	2,040
Caterpillar Financial Services Corp.	1.931%	10/1/21	9,904	9,844
Caterpillar Financial Services Corp.	2.850%	6/1/22	6,997	7,157
Caterpillar Financial Services Corp.	2.400%	6/6/22	3,950	3,989
Caterpillar Inc.	7.900%	12/15/18	12,715	13,729
Caterpillar Inc.	3.900%	5/27/21	14,397	15,376
Caterpillar Inc.	2.600%	6/26/22	4,100	4,173
Crane Co.	2.750%	12/15/18	4,050	4,091
CRH America Inc.	5.750%	1/15/21	3,159	3,495
Deere & Co.	4.375%	10/16/19	8,872	9,377
Deere & Co.	2.600%	6/8/22	18,534	18,886
Dover Corp.	4.300%	3/1/21	4,550	4,854
Eaton Corp.	6.950%	3/20/19	75	81
Embraer SA	5.150%	6/15/22	6,218	6,649
Emerson Electric Co.	5.250%	10/15/18	5,100	5,311
Emerson Electric Co.	4.875%	10/15/19	4,160	4,425
Emerson Electric Co.	4.250%	11/15/20	5,150	5,518
Emerson Electric Co.	2.625%	12/1/21	8,350	8,521
Exelis Inc.	5.550%	10/1/21	7,125	7,953
FLIR Systems Inc.	3.125%	6/15/21	5,410	5,485
Fortive Corp.	1.800%	6/15/19	4,750	4,738
Fortive Corp.	2.350%	6/15/21	8,100	8,107
Fortune Brands Home & Security Inc.	3.000%	6/15/20	3,490	3,555
General Dynamics Corp.	3.875%	7/15/21	3,403	3,639
General Electric Capital Corp.	2.300%	1/14/19	1,050	1,059
General Electric Capital Corp.	6.000%	8/7/19	18,009	19,472
General Electric Capital Corp.	2.100%	12/11/19	2,666	2,686
General Electric Capital Corp.	5.500%	1/8/20	17,279	18,749
General Electric Capital Corp.	2.200%	1/9/20	18,026	18,228
General Electric Capital Corp.	5.550%	5/4/20	11,389	12,475
General Electric Capital Corp.	4.375%	9/16/20	15,927	17,082
General Electric Capital Corp.	4.625%	1/7/21	15,050	16,350
General Electric Capital Corp.	5.300%	2/11/21	17,040	18,855
General Electric Capital Corp.	4.650%	10/17/21	15,180	16,718
Harris Corp.	2.700%	4/27/20	5,600	5,677
Harris Corp.	4.400%	12/15/20	4,125	4,387
Honeywell International Inc.	1.400%	10/30/19	15,875	15,762
Honeywell International Inc.	4.250%	3/1/21	9,250	9,945
Honeywell International Inc.	1.850%	11/1/21	21,337	21,179
IDEX Corp.	4.200%	12/15/21	3,175	3,336
Illinois Tool Works Inc.	1.950%	3/1/19	9,993	10,013
Illinois Tool Works Inc.	6.250%	4/1/19	13,976	14,986
Illinois Tool Works Inc.	3.375%	9/15/21	4,902	5,164
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	5,786	5,873
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	2,750	2,788
John Deere Capital Corp.	5.750%	9/10/18	8,004	8,344
John Deere Capital Corp.	1.650%	10/15/18	5,775	5,778
John Deere Capital Corp.	1.950%	12/13/18	11,529	11,568
John Deere Capital Corp.	1.950%	1/8/19	13,320	13,387
John Deere Capital Corp.	1.950%	3/4/19	7,150	7,186
John Deere Capital Corp.	2.250%	4/17/19	11,467	11,582
John Deere Capital Corp.	2.300%	9/16/19	2,925	2,954
John Deere Capital Corp.	1.250%	10/9/19	7,050	6,979
John Deere Capital Corp.	1.700%	1/15/20	7,221	7,213

14

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.050%	3/10/20	7,065	7,101
John Deere Capital Corp.	2.200%	3/13/20	2,500	2,522
John Deere Capital Corp.	1.950%	6/22/20	9,150	9,185
John Deere Capital Corp.	2.375%	7/14/20	5,715	5,793
John Deere Capital Corp.	2.450%	9/11/20	3,500	3,553
John Deere Capital Corp.	2.550%	1/8/21	5,400	5,496
John Deere Capital Corp.	2.800%	3/4/21	3,720	3,814
John Deere Capital Corp.	3.900%	7/12/21	7,398	7,861
John Deere Capital Corp.	3.150%	10/15/21	5,364	5,587
John Deere Capital Corp.	2.650%	1/6/22	7,200	7,337
John Deere Capital Corp.	2.750%	3/15/22	5,675	5,805
Johnson Controls International plc	5.000%	3/30/20	6,700	7,178
Johnson Controls International plc	4.250%	3/1/21	4,514	4,803
Johnson Controls International plc	3.750%	12/1/21	6,151	6,454
Kennametal Inc.	2.650%	11/1/19	5,074	5,106
Kennametal Inc.	3.875%	2/15/22	3,450	3,510
Komatsu Mining Corp.	5.125%	10/15/21	7,150	7,936
L3 Technologies Inc.	5.200%	10/15/19	10,440	11,131
L3 Technologies Inc.	4.750%	7/15/20	10,334	11,042
L3 Technologies Inc.	4.950%	2/15/21	12,650	13,650
Lockheed Martin Corp.	1.850%	11/23/18	14,167	14,215
Lockheed Martin Corp.	4.250%	11/15/19	8,955	9,403
Lockheed Martin Corp.	2.500%	11/23/20	18,923	19,252
Lockheed Martin Corp.	3.350%	9/15/21	9,732	10,173
Masco Corp.	7.125%	3/15/20	946	1,057
Masco Corp.	3.500%	4/1/21	4,675	4,829
Masco Corp.	5.950%	3/15/22	2,578	2,904
Northrop Grumman Corp.	1.750%	6/1/18	10,602	10,610
Northrop Grumman Corp.	5.050%	8/1/19	2,930	3,102
Northrop Grumman Corp.	3.500%	3/15/21	7,675	8,042
Pentair Finance SA	2.900%	9/15/18	547	552
Pentair Finance SA	2.650%	12/1/19	750	744
Precision Castparts Corp.	2.250%	6/15/20	8,135	8,245
Raytheon Co.	4.400%	2/15/20	8,050	8,558
Raytheon Co.	3.125%	10/15/20	14,320	14,878
Republic Services Inc.	5.500%	9/15/19	6,495	6,957
Republic Services Inc.	5.000%	3/1/20	10,447	11,193
Republic Services Inc.	5.250%	11/15/21	6,878	7,656
Republic Services Inc.	3.550%	6/1/22	15,712	16,446
Rockwell Automation Inc.	2.050%	3/1/20	5,725	5,740
Rockwell Collins Inc.	1.950%	7/15/19	10,875	10,867
Rockwell Collins Inc.	5.250%	7/15/19	2,750	2,904
Rockwell Collins Inc.	3.100%	11/15/21	1,884	1,929
Rockwell Collins Inc.	2.800%	3/15/22	17,030	17,271
Roper Technologies Inc.	2.050%	10/1/18	16,516	16,571
Roper Technologies Inc.	6.250%	9/1/19	3,768	4,080
Roper Technologies Inc.	3.000%	12/15/20	13,971	14,304
Roper Technologies Inc.	2.800%	12/15/21	9,370	9,492
Snap-on Inc.	6.125%	9/1/21	3,000	3,479
Stanley Black & Decker Inc.	1.622%	11/17/18	5,734	5,732
Stanley Black & Decker Inc.	2.451%	11/17/18	12,193	12,321
Stanley Black & Decker Inc.	3.400%	12/1/21	4,480	4,695
1 Stanley Black & Decker Inc.	5.750%	12/15/53	2,800	2,916
United Technologies Corp.	1.500%	11/1/19	9,200	9,165
United Technologies Corp.	4.500%	4/15/20	19,819	21,129
United Technologies Corp.	1.900%	5/4/20	10,877	10,874
United Technologies Corp.	1.950%	11/1/21	12,950	12,814
United Technologies Corp.	2.300%	5/4/22	250	250
United Technologies Corp.	3.100%	6/1/22	31,812	32,850
Vulcan Materials Co.	7.500%	6/15/21	7,716	9,098
Waste Management Inc.	4.750%	6/30/20	10,425	11,209
Waste Management Inc.	4.600%	3/1/21	3,877	4,189
Xylem Inc.	4.875%	10/1/21	5,800	6,319

15

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Communication (6.5%)
21st Century Fox America Inc.	6.900%	3/1/19	7,325	7,856
21st Century Fox America Inc.	5.650%	8/15/20	7,150	7,868
21st Century Fox America Inc.	4.500%	2/15/21	9,151	9,833
Activision Blizzard Inc.	2.300%	9/15/21	13,593	13,548
Activision Blizzard Inc.	2.600%	6/15/22	6,925	6,954
America Movil SAB de CV	5.000%	10/16/19	12,800	13,601
America Movil SAB de CV	5.000%	3/30/20	26,535	28,560
America Movil SAB de CV	3.125%	7/16/22	22,222	23,001
American Tower Corp.	3.400%	2/15/19	14,145	14,427
American Tower Corp.	2.800%	6/1/20	15,900	16,199
American Tower Corp.	5.050%	9/1/20	9,226	9,974
American Tower Corp.	3.300%	2/15/21	18,377	18,897
American Tower Corp.	3.450%	9/15/21	6,200	6,425
American Tower Corp.	5.900%	11/1/21	6,328	7,188
American Tower Corp.	2.250%	1/15/22	4,255	4,203
American Tower Corp.	4.700%	3/15/22	6,960	7,609
AT&T Inc.	2.375%	11/27/18	20,453	20,591
AT&T Inc.	5.800%	2/15/19	28,908	30,525
AT&T Inc.	2.300%	3/11/19	28,306	28,483
AT&T Inc.	5.875%	10/1/19	9,943	10,716
AT&T Inc.	5.200%	3/15/20	17,665	18,982
AT&T Inc.	2.450%	6/30/20	41,735	42,087
AT&T Inc.	4.600%	2/15/21	12,620	13,503
AT&T Inc.	2.800%	2/17/21	18,882	19,139
AT&T Inc.	5.000%	3/1/21	22,820	24,740
AT&T Inc.	4.450%	5/15/21	16,665	17,818
AT&T Inc.	3.875%	8/15/21	18,286	19,142
AT&T Inc.	3.000%	2/15/22	26,430	26,741
AT&T Inc.	3.200%	3/1/22	20,025	20,474
AT&T Inc.	3.800%	3/15/22	23,870	24,953
AT&T Inc.	3.000%	6/30/22	31,980	32,342
AT&T Inc.	2.850%	2/14/23	2,500	2,493
British Telecommunications plc	2.350%	2/14/19	10,215	10,281
CBS Corp.	2.300%	8/15/19	6,146	6,184
CBS Corp.	5.750%	4/15/20	9,760	10,649
CBS Corp.	4.300%	2/15/21	5,475	5,819
CBS Corp.	3.375%	3/1/22	8,481	8,792
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.579%	7/23/20	34,015	34,905
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	39,687	41,850
Comcast Corp.	5.700%	7/1/19	9,957	10,652
Comcast Corp.	5.150%	3/1/20	20,089	21,693
Comcast Corp.	1.625%	1/15/22	10,680	10,440
Comcast Corp.	3.125%	7/15/22	9,550	9,934
Crown Castle International Corp.	3.400%	2/15/21	17,188	17,771
Crown Castle International Corp.	2.250%	9/1/21	15,928	15,756
Crown Castle International Corp.	4.875%	4/15/22	10,271	11,225
Deutsche Telekom International Finance BV	6.750%	8/20/18	6,000	6,255
Deutsche Telekom International Finance BV	6.000%	7/8/19	5,375	5,751
Discovery Communications LLC	5.625%	8/15/19	4,430	4,706
Discovery Communications LLC	4.375%	6/15/21	8,600	9,121
Discovery Communications LLC	3.300%	5/15/22	14,538	14,577
Electronic Arts Inc.	3.700%	3/1/21	10,550	11,032
Moody's Corp.	2.750%	7/15/19	7,761	7,882
Moody's Corp.	5.500%	9/1/20	5,650	6,195
Moody's Corp.	2.750%	12/15/21	6,450	6,552
NBCUniversal Media LLC	5.150%	4/30/20	32,509	35,271
NBCUniversal Media LLC	4.375%	4/1/21	24,594	26,538
Omnicom Group Inc.	6.250%	7/15/19	8,010	8,634
Omnicom Group Inc.	4.450%	8/15/20	13,402	14,280
Omnicom Group Inc.	3.625%	5/1/22	16,626	17,407

16

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Orange SA	2.750%	2/6/19	16,245	16,448
Orange SA	5.375%	7/8/19	12,080	12,837
Orange SA	1.625%	11/3/19	19,475	19,358
Orange SA	4.125%	9/14/21	9,200	9,872
Qwest Corp.	6.750%	12/1/21	11,741	12,864
RELX Capital Inc.	8.625%	1/15/19	985	1,069
S&P Global Inc.	2.500%	8/15/18	4,544	4,573
S&P Global Inc.	3.300%	8/14/20	7,715	7,893
Scripps Networks Interactive Inc.	2.750%	11/15/19	6,798	6,866
Scripps Networks Interactive Inc.	2.800%	6/15/20	6,854	6,914
Scripps Networks Interactive Inc.	3.500%	6/15/22	6,395	6,486
Telefonica Emisiones SAU	5.877%	7/15/19	9,261	9,892
Telefonica Emisiones SAU	5.134%	4/27/20	23,272	25,102
Telefonica Emisiones SAU	5.462%	2/16/21	19,657	21,678
Telefonos de Mexico SAB de CV	5.500%	11/15/19	1,750	1,885
Thomson Reuters Corp.	6.500%	7/15/18	4,225	4,399
Thomson Reuters Corp.	4.700%	10/15/19	4,825	5,084
Thomson Reuters Corp.	3.950%	9/30/21	3,657	3,847
Time Warner Cable LLC	8.750%	2/14/19	17,505	19,081
Time Warner Cable LLC	8.250%	4/1/19	18,012	19,716
Time Warner Cable LLC	5.000%	2/1/20	20,266	21,508
Time Warner Cable LLC	4.125%	2/15/21	10,879	11,328
Time Warner Cable LLC	4.000%	9/1/21	18,274	19,010
Time Warner Inc.	2.100%	6/1/19	6,660	6,668
Time Warner Inc.	4.875%	3/15/20	19,202	20,472
Time Warner Inc.	4.700%	1/15/21	10,175	10,940
Time Warner Inc.	4.750%	3/29/21	15,977	17,220
Time Warner Inc.	4.000%	1/15/22	5,325	5,613
Time Warner Inc.	3.400%	6/15/22	6,526	6,739
Verizon Communications Inc.	2.625%	2/21/20	22,477	22,927
Verizon Communications Inc.	4.500%	9/15/20	49,575	53,181
Verizon Communications Inc.	3.450%	3/15/21	12,643	13,173
Verizon Communications Inc.	4.600%	4/1/21	7,884	8,525
Verizon Communications Inc.	1.750%	8/15/21	15,345	15,064
Verizon Communications Inc.	3.000%	11/1/21	20,430	20,914
Verizon Communications Inc.	3.500%	11/1/21	24,723	25,854
Verizon Communications Inc.	2.946%	3/15/22	40,329	41,047
Verizon Communications Inc.	3.125%	3/16/22	29,944	30,705
Viacom Inc.	5.625%	9/15/19	10,150	10,822
Viacom Inc.	2.750%	12/15/19	1,323	1,334
Viacom Inc.	3.875%	12/15/21	7,264	7,550
Viacom Inc.	3.125%	6/15/22	5,950	5,926
Vodafone Group plc	5.450%	6/10/19	14,220	15,090
Vodafone Group plc	4.375%	3/16/21	7,449	7,976
Walt Disney Co.	1.500%	9/17/18	16,393	16,412
Walt Disney Co.	1.650%	1/8/19	6,400	6,408
Walt Disney Co.	5.500%	3/15/19	2,180	2,302
Walt Disney Co.	1.850%	5/30/19	9,795	9,832
Walt Disney Co.	0.875%	7/12/19	7,850	7,741
Walt Disney Co.	1.950%	3/4/20	11,100	11,168
Walt Disney Co.	1.800%	6/5/20	4,150	4,154
Walt Disney Co.	2.150%	9/17/20	10,000	10,112
Walt Disney Co.	2.300%	2/12/21	9,798	9,922
Walt Disney Co.	3.750%	6/1/21	3,575	3,799
Walt Disney Co.	2.750%	8/16/21	9,816	10,088
Walt Disney Co.	2.550%	2/15/22	1,725	1,758
Walt Disney Co.	2.450%	3/4/22	6,090	6,169
WPP Finance 2010	4.750%	11/21/21	10,127	11,029
Consumer Cyclical (7.8%)
Advance Auto Parts Inc.	5.750%	5/1/20	2,175	2,360
Advance Auto Parts Inc.	4.500%	1/15/22	4,050	4,309
Alibaba Group Holding Ltd.	2.500%	11/28/19	26,750	27,028
Alibaba Group Holding Ltd.	3.125%	11/28/21	16,200	16,665

17

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Amazon.com Inc.	2.600%	12/5/19	18,229	18,561
2 Amazon.com Inc.	1.900%	8/21/20	13,500	13,558
Amazon.com Inc.	3.300%	12/5/21	8,693	9,108
American Honda Finance Corp.	2.125%	10/10/18	13,818	13,897
American Honda Finance Corp.	1.500%	11/19/18	605	604
American Honda Finance Corp.	1.700%	2/22/19	5,358	5,358
American Honda Finance Corp.	1.200%	7/12/19	9,989	9,903
American Honda Finance Corp.	2.250%	8/15/19	15,411	15,544
American Honda Finance Corp.	2.000%	2/14/20	13,814	13,880
American Honda Finance Corp.	2.150%	3/13/20	3,845	3,877
American Honda Finance Corp.	1.950%	7/20/20	8,500	8,519
American Honda Finance Corp.	2.450%	9/24/20	16,074	16,311
American Honda Finance Corp.	1.650%	7/12/21	7,050	6,942
American Honda Finance Corp.	1.700%	9/9/21	15,056	14,846
Automatic Data Processing Inc.	2.250%	9/15/20	15,691	15,898
AutoNation Inc.	5.500%	2/1/20	3,518	3,777
AutoNation Inc.	3.350%	1/15/21	5,150	5,261
AutoZone Inc.	1.625%	4/21/19	8,290	8,248
AutoZone Inc.	4.000%	11/15/20	2,484	2,608
AutoZone Inc.	2.500%	4/15/21	1,625	1,627
AutoZone Inc.	3.700%	4/15/22	9,672	10,094
Best Buy Co. Inc.	5.500%	3/15/21	8,960	9,766
Block Financial LLC	4.125%	10/1/20	14,848	15,463
BorgWarner Inc.	4.625%	9/15/20	575	616
Carnival Corp.	3.950%	10/15/20	7,620	8,077
Coach Inc.	3.000%	7/15/22	5,425	5,423
Costco Wholesale Corp.	1.700%	12/15/19	15,629	15,646
Costco Wholesale Corp.	1.750%	2/15/20	5,335	5,345
Costco Wholesale Corp.	2.150%	5/18/21	12,661	12,748
Costco Wholesale Corp.	2.250%	2/15/22	6,985	7,033
Costco Wholesale Corp.	2.300%	5/18/22	13,250	13,334
CVS Health Corp.	2.250%	12/5/18	23,734	23,880
CVS Health Corp.	2.250%	8/12/19	12,685	12,764
CVS Health Corp.	2.800%	7/20/20	40,609	41,420
CVS Health Corp.	2.125%	6/1/21	23,448	23,337
CVS Health Corp.	3.500%	7/20/22	18,642	19,425
Delphi Automotive plc	3.150%	11/19/20	4,050	4,151
DR Horton Inc.	3.750%	3/1/19	8,595	8,767
DR Horton Inc.	4.000%	2/15/20	3,928	4,090
eBay Inc.	2.200%	8/1/19	16,119	16,239
eBay Inc.	2.150%	6/5/20	10,500	10,539
eBay Inc.	3.250%	10/15/20	7,635	7,891
eBay Inc.	2.875%	8/1/21	7,859	8,010
eBay Inc.	3.800%	3/9/22	8,265	8,707
eBay Inc.	2.600%	7/15/22	11,850	11,873
Expedia Inc.	5.950%	8/15/20	7,550	8,239
Ford Motor Co.	6.500%	8/1/18	850	884
Ford Motor Credit Co. LLC	2.875%	10/1/18	13,883	14,066
Ford Motor Credit Co. LLC	2.551%	10/5/18	11,591	11,671
Ford Motor Credit Co. LLC	2.943%	1/8/19	12,250	12,409
Ford Motor Credit Co. LLC	2.375%	3/12/19	22,282	22,391
Ford Motor Credit Co. LLC	2.262%	3/28/19	6,000	6,017
Ford Motor Credit Co. LLC	2.021%	5/3/19	17,700	17,679
Ford Motor Credit Co. LLC	1.897%	8/12/19	11,130	11,078
Ford Motor Credit Co. LLC	2.597%	11/4/19	16,527	16,670
Ford Motor Credit Co. LLC	2.681%	1/9/20	19,700	19,857
Ford Motor Credit Co. LLC	8.125%	1/15/20	12,675	14,322
Ford Motor Credit Co. LLC	2.459%	3/27/20	11,433	11,475
Ford Motor Credit Co. LLC	3.157%	8/4/20	19,707	20,146
Ford Motor Credit Co. LLC	3.200%	1/15/21	22,288	22,668
Ford Motor Credit Co. LLC	5.750%	2/1/21	13,260	14,564
Ford Motor Credit Co. LLC	3.336%	3/18/21	27,046	27,672
Ford Motor Credit Co. LLC	5.875%	8/2/21	19,917	22,234
Ford Motor Credit Co. LLC	3.219%	1/9/22	20,940	21,249

18

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	3.339%	3/28/22	13,090	13,286
Ford Motor Credit Co. LLC	2.979%	8/3/22	11,100	11,092
General Motors Co.	3.500%	10/2/18	18,303	18,603
General Motors Financial Co. Inc.	3.100%	1/15/19	18,610	18,866
General Motors Financial Co. Inc.	2.400%	5/9/19	18,145	18,208
General Motors Financial Co. Inc.	3.500%	7/10/19	18,282	18,711
General Motors Financial Co. Inc.	2.350%	10/4/19	12,318	12,342
General Motors Financial Co. Inc.	3.150%	1/15/20	16,134	16,447
General Motors Financial Co. Inc.	2.650%	4/13/20	13,500	13,596
General Motors Financial Co. Inc.	3.200%	7/13/20	30,026	30,684
General Motors Financial Co. Inc.	3.700%	11/24/20	21,864	22,632
General Motors Financial Co. Inc.	4.200%	3/1/21	23,146	24,290
General Motors Financial Co. Inc.	3.200%	7/6/21	17,710	17,981
General Motors Financial Co. Inc.	4.375%	9/25/21	14,100	14,926
General Motors Financial Co. Inc.	3.450%	1/14/22	14,787	15,084
General Motors Financial Co. Inc.	3.450%	4/10/22	18,387	18,727
General Motors Financial Co. Inc.	3.150%	6/30/22	11,750	11,810
Home Depot Inc.	2.250%	9/10/18	9,755	9,829
Home Depot Inc.	2.000%	6/15/19	18,905	18,971
Home Depot Inc.	1.800%	6/5/20	13,250	13,300
Home Depot Inc.	3.950%	9/15/20	3,851	4,072
Home Depot Inc.	2.000%	4/1/21	17,521	17,595
Home Depot Inc.	4.400%	4/1/21	12,605	13,567
Home Depot Inc.	2.625%	6/1/22	18,860	19,264
Hyatt Hotels Corp.	5.375%	8/15/21	2,125	2,332
JD.com Inc.	3.125%	4/29/21	6,700	6,709
Kohl's Corp.	4.000%	11/1/21	7,145	7,389
Lowe's Cos. Inc.	1.150%	4/15/19	4,500	4,460
Lowe's Cos. Inc.	4.625%	4/15/20	8,295	8,761
Lowe's Cos. Inc.	3.750%	4/15/21	4,443	4,683
Lowe's Cos. Inc.	3.800%	11/15/21	9,598	10,234
Lowe's Cos. Inc.	3.120%	4/15/22	9,092	9,433
Macy's Retail Holdings Inc.	3.450%	1/15/21	5,200	5,205
Macy's Retail Holdings Inc.	3.875%	1/15/22	7,950	7,978
Marriott International Inc.	3.000%	3/1/19	11,138	11,277
Marriott International Inc.	3.375%	10/15/20	5,825	6,021
Marriott International Inc.	2.875%	3/1/21	4,120	4,183
Marriott International Inc.	3.125%	10/15/21	2,750	2,805
Marriott International Inc.	2.300%	1/15/22	12,135	12,017
Mastercard Inc.	2.000%	4/1/19	7,232	7,268
Mastercard Inc.	2.000%	11/21/21	9,488	9,478
McDonald's Corp.	2.100%	12/7/18	10,420	10,490
McDonald's Corp.	5.000%	2/1/19	7,035	7,363
McDonald's Corp.	1.875%	5/29/19	7,134	7,158
McDonald's Corp.	2.200%	5/26/20	8,612	8,699
McDonald's Corp.	3.500%	7/15/20	5,500	5,742
McDonald's Corp.	2.750%	12/9/20	16,611	17,018
McDonald's Corp.	3.625%	5/20/21	4,196	4,413
McDonald's Corp.	2.625%	1/15/22	13,866	14,076
Nordstrom Inc.	4.750%	5/1/20	5,695	5,980
Nordstrom Inc.	4.000%	10/15/21	5,900	6,085
O'Reilly Automotive Inc.	4.875%	1/14/21	4,087	4,390
O'Reilly Automotive Inc.	4.625%	9/15/21	3,346	3,606
PACCAR Financial Corp.	1.650%	2/25/19	1,000	1,001
PACCAR Financial Corp.	1.300%	5/10/19	8,850	8,805
PACCAR Financial Corp.	2.200%	9/15/19	1,850	1,864
PACCAR Financial Corp.	2.500%	8/14/20	3,000	3,084
PACCAR Financial Corp.	2.250%	2/25/21	2,680	2,736
QVC Inc.	3.125%	4/1/19	2,250	2,281
QVC Inc.	5.125%	7/2/22	7,347	7,816
Ralph Lauren Corp.	2.125%	9/26/18	2,925	2,939
Ralph Lauren Corp.	2.625%	8/18/20	3,750	3,816
Starbucks Corp.	2.000%	12/5/18	6,105	6,147
Starbucks Corp.	2.100%	2/4/21	12,714	12,816

19

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Starbucks Corp.	2.700%	6/15/22	2,075	2,126
Target Corp.	2.300%	6/26/19	10,645	10,777
Target Corp.	3.875%	7/15/20	13,180	13,920
Target Corp.	2.900%	1/15/22	13,860	14,263
TJX Cos. Inc.	2.750%	6/15/21	11,385	11,670
Toyota Motor Credit Corp.	1.200%	4/6/18	13,354	13,333
Toyota Motor Credit Corp.	1.550%	7/13/18	13,775	13,781
Toyota Motor Credit Corp.	2.000%	10/24/18	12,381	12,443
Toyota Motor Credit Corp.	1.700%	1/9/19	12,750	12,768
Toyota Motor Credit Corp.	2.100%	1/17/19	18,454	18,579
Toyota Motor Credit Corp.	1.700%	2/19/19	17,080	17,106
Toyota Motor Credit Corp.	1.400%	5/20/19	13,681	13,611
Toyota Motor Credit Corp.	2.125%	7/18/19	11,660	11,758
Toyota Motor Credit Corp.	1.550%	10/18/19	14,125	14,065
Toyota Motor Credit Corp.	2.150%	3/12/20	16,248	16,371
Toyota Motor Credit Corp.	1.950%	4/17/20	16,000	16,077
Toyota Motor Credit Corp.	4.500%	6/17/20	2,250	2,406
Toyota Motor Credit Corp.	4.250%	1/11/21	4,875	5,224
Toyota Motor Credit Corp.	1.900%	4/8/21	16,528	16,491
Toyota Motor Credit Corp.	2.750%	5/17/21	5,859	5,991
Toyota Motor Credit Corp.	3.400%	9/15/21	12,227	12,816
Toyota Motor Credit Corp.	2.600%	1/11/22	14,425	14,696
Toyota Motor Credit Corp.	3.300%	1/12/22	17,974	18,831
Toyota Motor Credit Corp.	2.800%	7/13/22	9,932	10,175
VF Corp.	3.500%	9/1/21	3,750	3,938
Visa Inc.	2.200%	12/14/20	46,900	47,374
Wal-Mart Stores Inc.	1.950%	12/15/18	19,339	19,481
Wal-Mart Stores Inc.	4.125%	2/1/19	3,058	3,176
Wal-Mart Stores Inc.	3.625%	7/8/20	17,354	18,311
Wal-Mart Stores Inc.	3.250%	10/25/20	25,525	26,680
Wal-Mart Stores Inc.	4.250%	4/15/21	9,975	10,790
Walgreen Co.	5.250%	1/15/19	1,352	1,416
Walgreens Boots Alliance Inc.	2.700%	11/18/19	20,557	20,892
Walgreens Boots Alliance Inc.	3.300%	11/18/21	13,150	13,632
Western Union Co.	5.253%	4/1/20	2,825	3,006
Western Union Co.	3.600%	3/15/22	12,000	12,273
Wyndham Worldwide Corp.	5.625%	3/1/21	500	528
Wyndham Worldwide Corp.	4.250%	3/1/22	7,750	7,849
Consumer Noncyclical (15.1%)
Abbott Laboratories	2.000%	9/15/18	5,995	6,013
Abbott Laboratories	5.125%	4/1/19	12,962	13,605
Abbott Laboratories	2.350%	11/22/19	42,880	43,268
Abbott Laboratories	2.000%	3/15/20	11,075	11,094
Abbott Laboratories	4.125%	5/27/20	7,190	7,560
Abbott Laboratories	2.800%	9/15/20	5,795	5,900
Abbott Laboratories	2.900%	11/30/21	48,110	48,845
Abbott Laboratories	2.550%	3/15/22	7,008	7,003
AbbVie Inc.	2.000%	11/6/18	14,188	14,251
AbbVie Inc.	2.500%	5/14/20	54,980	55,667
AbbVie Inc.	2.300%	5/14/21	21,129	21,176
Actavis Inc.	6.125%	8/15/19	1,050	1,133
Actavis Inc.	3.250%	10/1/22	4,725	4,855
Agilent Technologies Inc.	5.000%	7/15/20	5,975	6,438
Allergan Funding SCS	2.450%	6/15/19	9,979	10,069
Allergan Funding SCS	3.000%	3/12/20	47,470	48,298
Allergan Funding SCS	3.450%	3/15/22	40,077	41,493
Allergan Inc.	3.375%	9/15/20	12,143	12,548
Altria Group Inc.	9.700%	11/10/18	2,275	2,488
Altria Group Inc.	9.250%	8/6/19	10,537	11,986
Altria Group Inc.	2.625%	1/14/20	22,608	23,015
Altria Group Inc.	4.750%	5/5/21	21,696	23,659
Altria Group Inc.	2.850%	8/9/22	30,498	31,165
AmerisourceBergen Corp.	4.875%	11/15/19	2,850	3,021

20

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AmerisourceBergen Corp.	3.500%	11/15/21	9,025	9,368
Amgen Inc.	5.700%	2/1/19	9,826	10,368
Amgen Inc.	1.900%	5/10/19	13,250	13,256
Amgen Inc.	2.200%	5/22/19	20,472	20,589
Amgen Inc.	4.500%	3/15/20	1,936	2,058
Amgen Inc.	2.125%	5/1/20	14,238	14,324
Amgen Inc.	2.200%	5/11/20	16,250	16,364
Amgen Inc.	3.450%	10/1/20	11,997	12,476
Amgen Inc.	4.100%	6/15/21	9,520	10,105
Amgen Inc.	1.850%	8/19/21	8,878	8,749
Amgen Inc.	3.875%	11/15/21	22,146	23,480
Amgen Inc.	2.700%	5/1/22	5,172	5,227
Amgen Inc.	2.650%	5/11/22	17,000	17,151
Amgen Inc.	3.625%	5/15/22	16,735	17,566
Anheuser-Busch Cos. LLC	5.000%	3/1/19	6,406	6,718
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	63,914	64,126
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	23,623	23,789
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	107,927	110,127
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	23,933	25,841
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	13,859	15,338
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	38,166	41,302
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	10,350	11,165
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	4,400	4,737
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	33,050	35,115
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	40,304	40,677
2 Anheuser-Busch North American Holding Corp.	3.750%	1/15/22	750	797
Archer-Daniels-Midland Co.	4.479%	3/1/21	6,633	7,150
AstraZeneca plc	1.750%	11/16/18	15,941	15,862
AstraZeneca plc	1.950%	9/18/19	10,137	10,139
AstraZeneca plc	2.375%	11/16/20	17,975	18,151
AstraZeneca plc	2.375%	6/12/22	15,800	15,798
2 BAT Capital Corp.	2.297%	8/14/20	29,750	29,756
2 BAT Capital Corp.	2.764%	8/15/22	31,000	31,081
Baxalta Inc.	2.875%	6/23/20	9,699	9,870
Baxalta Inc.	3.600%	6/23/22	8,150	8,471
Baxter International Inc.	1.700%	8/15/21	4,650	4,560
Beam Suntory Inc.	3.250%	5/15/22	2,300	2,364
Becton Dickinson & Co.	2.133%	6/6/19	14,100	14,151
Becton Dickinson & Co.	2.675%	12/15/19	18,093	18,371
Becton Dickinson & Co.	2.404%	6/5/20	14,000	14,083
Becton Dickinson & Co.	3.250%	11/12/20	9,812	10,094
Becton Dickinson & Co.	3.125%	11/8/21	12,470	12,773
Becton Dickinson & Co.	2.894%	6/6/22	19,675	19,785
Bio-Rad Laboratories Inc.	4.875%	12/15/20	5,600	6,048
Biogen Inc.	2.900%	9/15/20	23,751	24,312
Boston Scientific Corp.	2.650%	10/1/18	9,315	9,415
Boston Scientific Corp.	6.000%	1/15/20	9,439	10,277
Boston Scientific Corp.	2.850%	5/15/20	4,571	4,646
Boston Scientific Corp.	3.375%	5/15/22	6,275	6,484
Bristol-Myers Squibb Co.	1.600%	2/27/19	9,550	9,549
Bristol-Myers Squibb Co.	1.750%	3/1/19	6,000	6,019
Bristol-Myers Squibb Co.	2.000%	8/1/22	11,378	11,285
Bunge Ltd. Finance Corp.	8.500%	6/15/19	9,885	10,959
Bunge Ltd. Finance Corp.	3.500%	11/24/20	4,315	4,439
Campbell Soup Co.	4.500%	2/15/19	1,699	1,764
Campbell Soup Co.	4.250%	4/15/21	2,360	2,520
Campbell Soup Co.	2.500%	8/2/22	7,475	7,566
Cardinal Health Inc.	1.948%	6/14/19	12,700	12,708
Cardinal Health Inc.	2.400%	11/15/19	1,140	1,150
Cardinal Health Inc.	4.625%	12/15/20	8,300	8,903
Cardinal Health Inc.	2.616%	6/15/22	17,408	17,500
Cardinal Health Inc.	3.200%	6/15/22	1,942	1,979
Celgene Corp.	2.250%	5/15/19	7,249	7,299
Celgene Corp.	2.875%	8/15/20	18,684	19,160

21

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Celgene Corp.	3.950%	10/15/20	9,600	10,141
Celgene Corp.	3.250%	8/15/22	20,766	21,459
Celgene Corp.	3.550%	8/15/22	11,161	11,715
Church & Dwight Co. Inc.	2.450%	12/15/19	3,325	3,367
Church & Dwight Co. Inc.	2.450%	8/1/22	4,750	4,766
Clorox Co.	3.800%	11/15/21	2,900	3,065
Coca-Cola Co.	1.650%	11/1/18	14,377	14,414
Coca-Cola Co.	1.375%	5/30/19	10,950	10,938
Coca-Cola Co.	1.875%	10/27/20	19,137	19,187
Coca-Cola Co.	2.450%	11/1/20	17,494	17,879
Coca-Cola Co.	3.150%	11/15/20	14,150	14,736
Coca-Cola Co.	1.550%	9/1/21	14,275	14,118
Coca-Cola Co.	3.300%	9/1/21	15,864	16,683
Coca-Cola Co.	2.200%	5/25/22	10,879	10,978
Coca-Cola Enterprises Inc.	3.500%	9/15/20	5,275	5,494
Coca-Cola Enterprises Inc.	3.250%	8/19/21	674	695
Coca-Cola Enterprises Inc.	4.500%	9/1/21	4,925	5,278
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	5,686	5,705
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,175	2,308
Colgate-Palmolive Co.	1.500%	11/1/18	3,655	3,660
Colgate-Palmolive Co.	1.750%	3/15/19	6,619	6,650
Colgate-Palmolive Co.	2.450%	11/15/21	3,895	3,970
Colgate-Palmolive Co.	2.300%	5/3/22	6,644	6,721
Constellation Brands Inc.	3.875%	11/15/19	9,175	9,531
Constellation Brands Inc.	3.750%	5/1/21	5,433	5,684
Constellation Brands Inc.	6.000%	5/1/22	7,039	8,077
Constellation Brands Inc.	2.700%	5/9/22	12,250	12,342
Covidien International Finance SA	4.200%	6/15/20	9,995	10,614
Covidien International Finance SA	3.200%	6/15/22	7,075	7,351
CR Bard Inc.	4.400%	1/15/21	5,143	5,455
Danaher Corp.	1.650%	9/15/18	10,971	10,982
Danaher Corp.	2.400%	9/15/20	5,219	5,297
Diageo Capital plc	4.828%	7/15/20	5,060	5,469
Diageo Investment Corp.	2.875%	5/11/22	15,925	16,360
Dignity Health California GO	2.637%	11/1/19	2,450	2,480
Dr Pepper Snapple Group Inc.	2.530%	11/15/21	1,000	1,006
Edwards Lifesciences Corp.	2.875%	10/15/18	6,479	6,548
Eli Lilly & Co.	1.950%	3/15/19	9,141	9,203
Eli Lilly & Co.	2.350%	5/15/22	5,500	5,557
Estee Lauder Cos. Inc.	1.800%	2/7/20	7,050	7,080
Estee Lauder Cos. Inc.	1.700%	5/10/21	7,950	7,864
Express Scripts Holding Co.	2.250%	6/15/19	16,519	16,593
Express Scripts Holding Co.	3.300%	2/25/21	11,500	11,879
Express Scripts Holding Co.	4.750%	11/15/21	26,021	28,372
Express Scripts Holding Co.	3.900%	2/15/22	11,228	11,848
Express Scripts Inc.	7.250%	6/15/19	750	817
Flowers Foods Inc.	4.375%	4/1/22	4,725	5,125
General Mills Inc.	5.650%	2/15/19	11,567	12,206
General Mills Inc.	2.200%	10/21/19	11,768	11,841
General Mills Inc.	3.150%	12/15/21	12,025	12,435
Genzyme Corp.	5.000%	6/15/20	1,169	1,266
Gilead Sciences Inc.	1.850%	9/4/18	11,180	11,220
Gilead Sciences Inc.	2.050%	4/1/19	9,288	9,340
Gilead Sciences Inc.	2.350%	2/1/20	9,969	10,095
Gilead Sciences Inc.	2.550%	9/1/20	29,101	29,622
Gilead Sciences Inc.	4.500%	4/1/21	16,646	17,955
Gilead Sciences Inc.	4.400%	12/1/21	19,087	20,754
Gilead Sciences Inc.	1.950%	3/1/22	6,600	6,520
GlaxoSmithKline Capital plc	2.850%	5/8/22	24,028	24,667
Hasbro Inc.	3.150%	5/15/21	4,350	4,467
Hershey Co.	4.125%	12/1/20	4,625	4,943
Hillshire Brands Co.	4.100%	9/15/20	2,707	2,846
Ingredion Inc.	4.625%	11/1/20	2,425	2,601
JM Smucker Co.	2.500%	3/15/20	9,399	9,519

22

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JM Smucker Co.	3.500%	10/15/21	5,750	6,010
JM Smucker Co.	3.000%	3/15/22	6,227	6,379
Johnson & Johnson	1.650%	12/5/18	7,803	7,836
Johnson & Johnson	1.125%	3/1/19	10,449	10,408
Johnson & Johnson	1.875%	12/5/19	4,930	4,954
Johnson & Johnson	2.950%	9/1/20	6,955	7,207
Johnson & Johnson	1.650%	3/1/21	14,182	14,145
Johnson & Johnson	3.550%	5/15/21	3,400	3,614
Johnson & Johnson	2.450%	12/5/21	4,595	4,711
Johnson & Johnson	2.250%	3/3/22	15,200	15,450
Kaiser Foundation Hospitals	3.500%	4/1/22	4,000	4,209
Kellogg Co.	4.150%	11/15/19	8,725	9,127
Kellogg Co.	4.000%	12/15/20	8,130	8,619
Kellogg Co.	3.125%	5/17/22	2,775	2,859
Kimberly-Clark Corp.	7.500%	11/1/18	8,839	9,443
Kimberly-Clark Corp.	1.400%	2/15/19	6,110	6,107
Kimberly-Clark Corp.	1.900%	5/22/19	3,199	3,216
Kimberly-Clark Corp.	3.625%	8/1/20	2,279	2,390
Kimberly-Clark Corp.	3.875%	3/1/21	2,195	2,322
Kimberly-Clark Corp.	2.400%	3/1/22	5,225	5,290
Koninklijke Philips NV	3.750%	3/15/22	9,142	9,682
Kraft Foods Group Inc.	5.375%	2/10/20	14,845	16,012
Kraft Foods Group Inc.	3.500%	6/6/22	25,946	26,904
Kraft Heinz Foods Co.	2.800%	7/2/20	19,775	20,141
Kraft Heinz Foods Co.	3.500%	7/15/22	9,975	10,351
Laboratory Corp. of America Holdings	2.500%	11/1/18	7,680	7,742
Laboratory Corp. of America Holdings	2.625%	2/1/20	6,817	6,896
Laboratory Corp. of America Holdings	4.625%	11/15/20	3,450	3,698
Laboratory Corp. of America Holdings	3.200%	2/1/22	6,480	6,652
Laboratory Corp. of America Holdings	3.750%	8/23/22	4,577	4,793
Life Technologies Corp.	6.000%	3/1/20	5,025	5,477
Life Technologies Corp.	5.000%	1/15/21	4,668	5,019
Mattel Inc.	2.350%	5/6/19	5,155	5,184
Mattel Inc.	4.350%	10/1/20	75	79
Mattel Inc.	2.350%	8/15/21	6,000	5,923
McCormick & Co. Inc.	3.900%	7/15/21	2,755	2,937
McKesson Corp.	7.500%	2/15/19	5,009	5,407
McKesson Corp.	2.284%	3/15/19	16,400	16,497
McKesson Corp.	4.750%	3/1/21	7,850	8,453
Mead Johnson Nutrition Co.	4.900%	11/1/19	6,475	6,880
Mead Johnson Nutrition Co.	3.000%	11/15/20	12,989	13,364
Medco Health Solutions Inc.	4.125%	9/15/20	6,000	6,331
Medtronic Global Holdings SCA	1.700%	3/28/19	21,415	21,451
Medtronic Inc.	5.600%	3/15/19	4,632	4,898
Medtronic Inc.	2.500%	3/15/20	40,801	41,463
Medtronic Inc.	4.450%	3/15/20	200	213
Medtronic Inc.	4.125%	3/15/21	5,303	5,657
Medtronic Inc.	3.125%	3/15/22	5,317	5,512
Medtronic Inc.	3.150%	3/15/22	39,849	41,372
Merck & Co. Inc.	1.850%	2/10/20	21,747	21,835
Merck & Co. Inc.	3.875%	1/15/21	11,488	12,197
Merck & Co. Inc.	2.350%	2/10/22	16,623	16,863
Merck Sharp & Dohme Corp.	5.000%	6/30/19	15,186	16,118
2 Molson Coors Brewing Co.	1.900%	3/15/19	8,370	8,375
Molson Coors Brewing Co.	1.450%	7/15/19	8,700	8,626
2 Molson Coors Brewing Co.	2.250%	3/15/20	6,500	6,522
Molson Coors Brewing Co.	2.100%	7/15/21	13,685	13,536
Molson Coors Brewing Co.	3.500%	5/1/22	6,050	6,296
2 Mondelez International Holdings Netherlands BV	1.625%	10/28/19	6,100	6,047
Mylan Inc.	2.550%	3/28/19	12,429	12,488
Mylan NV	3.000%	12/15/18	1,875	1,893
Mylan NV	2.500%	6/7/19	6,770	6,778
Mylan NV	3.750%	12/15/20	10,500	10,857
Mylan NV	3.150%	6/15/21	23,007	23,221

23

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Newell Brands Inc.	2.150%	10/15/18	6,825	6,857
Newell Brands Inc.	2.875%	12/1/19	5,400	5,499
Newell Brands Inc.	3.150%	4/1/21	22,622	23,264
Novartis Capital Corp.	1.800%	2/14/20	15,180	15,238
Novartis Capital Corp.	4.400%	4/24/20	13,065	13,963
Novartis Capital Corp.	2.400%	5/17/22	16,980	17,133
Novartis Securities Investment Ltd.	5.125%	2/10/19	40,923	42,927
Pall Corp.	5.000%	6/15/20	1,600	1,737
PepsiCo Inc.	2.250%	1/7/19	6,271	6,330
PepsiCo Inc.	1.500%	2/22/19	7,390	7,397
PepsiCo Inc.	1.550%	5/2/19	22,400	22,440
PepsiCo Inc.	1.350%	10/4/19	14,903	14,827
PepsiCo Inc.	4.500%	1/15/20	10,475	11,158
PepsiCo Inc.	1.850%	4/30/20	13,875	13,940
PepsiCo Inc.	2.150%	10/14/20	18,675	18,889
PepsiCo Inc.	3.125%	11/1/20	10,538	10,961
PepsiCo Inc.	3.000%	8/25/21	8,100	8,427
PepsiCo Inc.	1.700%	10/6/21	10,110	9,989
PepsiCo Inc.	2.750%	3/5/22	13,742	14,161
PepsiCo Inc.	2.250%	5/2/22	6,025	6,082
PepsiCo Inc.	3.100%	7/17/22	11,125	11,617
PerkinElmer Inc.	5.000%	11/15/21	5,175	5,664
Perrigo Finance Unlimited Co.	3.500%	3/15/21	1,896	1,951
Perrigo Finance Unlimited Co.	3.500%	12/15/21	7,484	7,796
Pfizer Inc.	2.100%	5/15/19	20,626	20,829
Pfizer Inc.	1.450%	6/3/19	17,620	17,596
Pfizer Inc.	1.700%	12/15/19	16,969	17,011
Pfizer Inc.	5.200%	8/12/20	3,425	3,759
Pfizer Inc.	1.950%	6/3/21	13,577	13,642
Pfizer Inc.	2.200%	12/15/21	14,500	14,656
Pharmacia LLC	6.500%	12/1/18	2,150	2,275
Philip Morris International Inc.	1.875%	1/15/19	15,160	15,197
Philip Morris International Inc.	1.625%	2/21/19	5,400	5,393
Philip Morris International Inc.	1.375%	2/25/19	7,400	7,368
Philip Morris International Inc.	2.000%	2/21/20	13,684	13,700
Philip Morris International Inc.	4.500%	3/26/20	12,825	13,643
Philip Morris International Inc.	1.875%	2/25/21	14,829	14,646
Philip Morris International Inc.	4.125%	5/17/21	6,650	7,093
Philip Morris International Inc.	2.900%	11/15/21	4,275	4,383
Philip Morris International Inc.	2.625%	2/18/22	7,800	7,908
Philip Morris International Inc.	2.375%	8/17/22	6,000	5,986
Philip Morris International Inc.	2.500%	8/22/22	8,070	8,101
1 Procter & Gamble - Esop	9.360%	1/1/21	969	1,105
Procter & Gamble Co.	1.600%	11/15/18	7,907	7,942
Procter & Gamble Co.	1.900%	11/1/19	15,210	15,313
Procter & Gamble Co.	1.850%	2/2/21	15,575	15,571
Procter & Gamble Co.	1.700%	11/3/21	9,000	8,937
Procter & Gamble Co.	2.300%	2/6/22	7,940	8,055
Quest Diagnostics Inc.	2.700%	4/1/19	4,975	5,020
Quest Diagnostics Inc.	4.750%	1/30/20	3,375	3,585
Quest Diagnostics Inc.	2.500%	3/30/20	5,130	5,150
Quest Diagnostics Inc.	4.700%	4/1/21	3,525	3,791
Reynolds American Inc.	8.125%	6/23/19	6,642	7,355
Reynolds American Inc.	6.875%	5/1/20	6,400	7,167
Reynolds American Inc.	3.250%	6/12/20	13,548	13,957
Reynolds American Inc.	4.000%	6/12/22	13,175	13,968
Sanofi	4.000%	3/29/21	27,362	29,267
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	45,231	45,069
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	45,865	45,561
Stryker Corp.	2.000%	3/8/19	7,583	7,616
Stryker Corp.	4.375%	1/15/20	4,200	4,432
Stryker Corp.	2.625%	3/15/21	20,765	21,193
Sysco Corp.	5.375%	3/17/19	150	158
Sysco Corp.	1.900%	4/1/19	8,015	8,021

24

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sysco Corp.	2.600%	10/1/20	5,211	5,294
Sysco Corp.	2.500%	7/15/21	6,374	6,447
Sysco Corp.	2.600%	6/12/22	7,375	7,425
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	11,270	11,249
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	1,250	1,197
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	3,249	3,247
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	8,600	8,407
Teva Pharmaceutical Finance Netherlands III BV	1.700%	7/19/19	27,174	26,459
Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	40,749	38,763
The Kroger Co.	6.800%	12/15/18	1,885	1,998
The Kroger Co.	2.000%	1/15/19	8,025	8,035
The Kroger Co.	2.300%	1/15/19	10,281	10,319
The Kroger Co.	1.500%	9/30/19	6,994	6,915
The Kroger Co.	6.150%	1/15/20	6,877	7,504
The Kroger Co.	3.300%	1/15/21	13,906	14,309
The Kroger Co.	2.600%	2/1/21	7,605	7,635
The Kroger Co.	2.950%	11/1/21	2,900	2,945
The Kroger Co.	3.400%	4/15/22	5,204	5,348
The Kroger Co.	2.800%	8/1/22	650	653
Thermo Fisher Scientific Inc.	2.150%	12/14/18	7,150	7,185
Thermo Fisher Scientific Inc.	2.400%	2/1/19	18,625	18,782
Thermo Fisher Scientific Inc.	4.700%	5/1/20	1,275	1,361
Thermo Fisher Scientific Inc.	4.500%	3/1/21	13,632	14,671
Thermo Fisher Scientific Inc.	3.600%	8/15/21	10,895	11,419
Thermo Fisher Scientific Inc.	3.300%	2/15/22	13,095	13,596
Tupperware Brands Corp.	4.750%	6/1/21	6,300	6,725
Tyson Foods Inc.	2.650%	8/15/19	15,367	15,559
Tyson Foods Inc.	2.250%	8/23/21	5,500	5,509
Tyson Foods Inc.	4.500%	6/15/22	14,020	15,257
Unilever Capital Corp.	4.800%	2/15/19	6,292	6,576
Unilever Capital Corp.	2.200%	3/6/19	9,990	10,065
Unilever Capital Corp.	1.800%	5/5/20	3,500	3,505
Unilever Capital Corp.	2.100%	7/30/20	8,280	8,343
Unilever Capital Corp.	4.250%	2/10/21	10,963	11,803
Unilever Capital Corp.	1.375%	7/28/21	5,190	5,068
Unilever Capital Corp.	2.200%	5/5/22	11,050	11,066
Whirlpool Corp.	2.400%	3/1/19	2,645	2,665
Whirlpool Corp.	4.850%	6/15/21	4,000	4,367
Whirlpool Corp.	4.700%	6/1/22	3,625	3,976
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	4,025	4,237
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	27,582	27,897
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	2,400	2,465
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	11,455	11,662
Zoetis Inc.	3.450%	11/13/20	6,941	7,215
Energy (7.4%)
Anadarko Petroleum Corp.	8.700%	3/15/19	5,095	5,572
Anadarko Petroleum Corp.	6.950%	6/15/19	950	1,025
Anadarko Petroleum Corp.	4.850%	3/15/21	20,255	21,529
Apache Corp.	6.900%	9/15/18	3,825	4,014
Apache Corp.	3.625%	2/1/21	9,850	10,168
Apache Corp.	3.250%	4/15/22	7,520	7,663
Baker Hughes a GE Co. LLC	7.500%	11/15/18	3,831	4,089
Baker Hughes a GE Co. LLC	3.200%	8/15/21	7,833	8,050
Boardwalk Pipelines LP	5.750%	9/15/19	3,605	3,818
BP Capital Markets plc	2.241%	9/26/18	13,250	13,333
BP Capital Markets plc	4.750%	3/10/19	8,540	8,924
BP Capital Markets plc	1.676%	5/3/19	11,770	11,754
BP Capital Markets plc	2.237%	5/10/19	16,291	16,414
BP Capital Markets plc	2.521%	1/15/20	18,541	18,866
BP Capital Markets plc	2.315%	2/13/20	21,202	21,360
BP Capital Markets plc	4.500%	10/1/20	19,399	20,854
BP Capital Markets plc	4.742%	3/11/21	12,230	13,359
BP Capital Markets plc	2.112%	9/16/21	18,589	18,543

25

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets plc	3.561%	11/1/21	15,781	16,650
BP Capital Markets plc	3.062%	3/17/22	6,989	7,218
BP Capital Markets plc	3.245%	5/6/22	28,886	29,909
Buckeye Partners LP	2.650%	11/15/18	5,128	5,157
Buckeye Partners LP	4.875%	2/1/21	9,433	10,012
Canadian Natural Resources Ltd.	3.450%	11/15/21	5,275	5,423
Cenovus Energy Inc.	5.700%	10/15/19	22,775	23,999
Cenovus Energy Inc.	3.000%	8/15/22	5,750	5,570
Chevron Corp.	1.790%	11/16/18	18,276	18,339
Chevron Corp.	1.686%	2/28/19	7,000	7,005
Chevron Corp.	4.950%	3/3/19	20,143	21,125
Chevron Corp.	1.561%	5/16/19	13,650	13,609
Chevron Corp.	2.193%	11/15/19	8,870	8,968
Chevron Corp.	1.961%	3/3/20	23,990	24,137
Chevron Corp.	1.991%	3/3/20	6,761	6,802
Chevron Corp.	2.427%	6/24/20	11,725	11,915
Chevron Corp.	2.419%	11/17/20	14,312	14,541
Chevron Corp.	2.100%	5/16/21	23,562	23,623
Chevron Corp.	2.411%	3/3/22	18,900	19,121
Chevron Corp.	2.498%	3/3/22	5,905	5,996
Columbia Pipeline Group Inc.	3.300%	6/1/20	8,620	8,866
ConocoPhillips Co.	2.200%	5/15/20	11,268	11,339
ConocoPhillips Co.	4.200%	3/15/21	18,920	20,199
ConocoPhillips Co.	2.875%	11/15/21	7,835	8,012
Devon Energy Corp.	4.000%	7/15/21	6,663	6,922
Devon Energy Corp.	3.250%	5/15/22	14,503	14,668
Dominion Energy Gas Holdings LLC	2.500%	12/15/19	7,550	7,619
Dominion Energy Gas Holdings LLC	2.800%	11/15/20	9,750	9,932
Enable Midstream Partners LP	2.400%	5/15/19	5,081	5,051
Enbridge Energy Partners LP	9.875%	3/1/19	4,325	4,815
Enbridge Energy Partners LP	5.200%	3/15/20	7,842	8,367
Enbridge Energy Partners LP	4.375%	10/15/20	7,870	8,263
Enbridge Energy Partners LP	4.200%	9/15/21	7,569	7,945
Enbridge Inc.	2.900%	7/15/22	7,150	7,197
Encana Corp.	6.500%	5/15/19	5,155	5,516
Encana Corp.	3.900%	11/15/21	7,264	7,468
Energy Transfer LP	9.700%	3/15/19	2,800	3,111
Energy Transfer LP	9.000%	4/15/19	2,546	2,813
Energy Transfer LP	4.150%	10/1/20	13,970	14,580
Energy Transfer LP	4.650%	6/1/21	16,799	17,791
Energy Transfer LP	5.200%	2/1/22	10,307	11,135
EnLink Midstream Partners LP	2.700%	4/1/19	5,120	5,107
Enterprise Products Operating LLC	6.500%	1/31/19	11,690	12,405
Enterprise Products Operating LLC	2.550%	10/15/19	11,385	11,483
Enterprise Products Operating LLC	5.250%	1/31/20	7,356	7,899
Enterprise Products Operating LLC	5.200%	9/1/20	10,325	11,203
Enterprise Products Operating LLC	2.850%	4/15/21	7,642	7,738
Enterprise Products Operating LLC	4.050%	2/15/22	6,868	7,287
1 Enterprise Products Operating LLC	4.875%	8/16/77	3,500	3,492
EOG Resources Inc.	6.875%	10/1/18	3,015	3,174
EOG Resources Inc.	5.625%	6/1/19	17,233	18,330
EOG Resources Inc.	2.450%	4/1/20	5,705	5,748
EOG Resources Inc.	4.400%	6/1/20	7,750	8,185
EOG Resources Inc.	4.100%	2/1/21	5,975	6,297
EQT Corp.	8.125%	6/1/19	5,975	6,553
EQT Corp.	4.875%	11/15/21	10,372	11,249
Exxon Mobil Corp.	1.708%	3/1/19	13,555	13,588
Exxon Mobil Corp.	1.819%	3/15/19	23,303	23,356
Exxon Mobil Corp.	1.912%	3/6/20	26,325	26,495
Exxon Mobil Corp.	2.222%	3/1/21	35,035	35,478
Exxon Mobil Corp.	2.397%	3/6/22	14,749	14,938
Halliburton Co.	3.250%	11/15/21	4,447	4,560
Hess Corp.	8.125%	2/15/19	1,200	1,291
Husky Energy Inc.	6.150%	6/15/19	1,535	1,642

26

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Husky Energy Inc.	7.250%	12/15/19	9,020	10,014
Husky Energy Inc.	3.950%	4/15/22	7,634	7,984
Kinder Morgan Energy Partners LP	2.650%	2/1/19	11,238	11,327
Kinder Morgan Energy Partners LP	9.000%	2/1/19	4,935	5,393
Kinder Morgan Energy Partners LP	6.850%	2/15/20	6,550	7,232
Kinder Morgan Energy Partners LP	6.500%	4/1/20	8,270	9,093
Kinder Morgan Energy Partners LP	5.300%	9/15/20	5,355	5,763
Kinder Morgan Energy Partners LP	3.500%	3/1/21	12,701	13,026
Kinder Morgan Energy Partners LP	5.800%	3/1/21	4,750	5,221
Kinder Morgan Energy Partners LP	5.000%	10/1/21	12,725	13,721
Kinder Morgan Energy Partners LP	4.150%	3/1/22	2,150	2,259
Kinder Morgan Inc.	3.050%	12/1/19	25,070	25,469
Kinder Morgan Inc.	6.500%	9/15/20	3,878	4,299
Magellan Midstream Partners LP	6.550%	7/15/19	6,376	6,894
Magellan Midstream Partners LP	4.250%	2/1/21	4,050	4,284
Marathon Oil Corp.	2.700%	6/1/20	9,360	9,355
Marathon Petroleum Corp.	2.700%	12/14/18	7,650	7,723
Marathon Petroleum Corp.	3.400%	12/15/20	12,350	12,749
Marathon Petroleum Corp.	5.125%	3/1/21	9,004	9,793
Nabors Industries Inc.	6.150%	2/15/18	7,224	7,328
Nabors Industries Inc.	9.250%	1/15/19	1,550	1,662
Nabors Industries Inc.	5.000%	9/15/20	990	988
National Fuel Gas Co.	4.900%	12/1/21	5,250	5,617
Noble Energy Inc.	8.250%	3/1/19	6,414	7,019
Noble Energy Inc.	5.625%	5/1/21	1,752	1,792
Noble Energy Inc.	4.150%	12/15/21	13,811	14,626
Occidental Petroleum Corp.	4.100%	2/1/21	13,521	14,318
Occidental Petroleum Corp.	3.125%	2/15/22	9,962	10,325
Occidental Petroleum Corp.	2.600%	4/15/22	10,220	10,364
ONEOK Inc.	4.250%	2/1/22	10,000	10,429
ONEOK Partners LP	3.200%	9/15/18	9,665	9,767
ONEOK Partners LP	8.625%	3/1/19	6,575	7,171
Petro-Canada	9.250%	10/15/21	2,795	3,503
Phillips 66	4.300%	4/1/22	27,575	29,414
Phillips 66 Partners LP	2.646%	2/15/20	4,075	4,101
Pioneer Natural Resources Co.	7.500%	1/15/20	5,200	5,804
Pioneer Natural Resources Co.	3.450%	1/15/21	7,375	7,600
Pioneer Natural Resources Co.	3.950%	7/15/22	8,711	9,172
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	8,165	8,956
Plains All American Pipeline LP / PAA Finance Corp.	2.600%	12/15/19	2,500	2,504
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	9,652	10,297
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	7,359	7,747
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	8,075	8,129
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	7,506	8,106
Regency Energy Partners LP / Regency Energy Finance
Corp.	6.500%	7/15/21	4,383	4,478
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	14,636	16,209
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	5,045	4,988
Sabine Pass Liquefaction LLC	5.625%	2/1/21	32,400	35,316
Sabine Pass Liquefaction LLC	6.250%	3/15/22	12,215	13,788
Shell International Finance BV	1.625%	11/10/18	18,745	18,755
Shell International Finance BV	2.000%	11/15/18	21,027	21,131
Shell International Finance BV	1.375%	5/10/19	9,448	9,415
Shell International Finance BV	1.375%	9/12/19	23,240	23,128
Shell International Finance BV	4.300%	9/22/19	23,324	24,523
Shell International Finance BV	4.375%	3/25/20	16,185	17,220
Shell International Finance BV	2.125%	5/11/20	32,219	32,509
Shell International Finance BV	2.250%	11/10/20	16,490	16,601
Shell International Finance BV	1.875%	5/10/21	32,557	32,448
Shell International Finance BV	1.750%	9/12/21	13,300	13,157
Shell International Finance BV	2.375%	8/21/22	14,562	14,683

27

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	3,120	3,318
Spectra Energy Partners LP	2.950%	9/25/18	9,498	9,594
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	12,155	12,885
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	2,600	2,774
TC Pipelines LP	4.650%	6/15/21	2,228	2,347
Total Capital International SA	2.125%	1/10/19	14,324	14,414
Total Capital International SA	2.100%	6/19/19	20,845	21,002
Total Capital International SA	2.750%	6/19/21	10,756	11,042
Total Capital International SA	2.875%	2/17/22	11,028	11,295
Total Capital SA	4.450%	6/24/20	18,680	20,016
Total Capital SA	4.125%	1/28/21	9,010	9,645
Total Capital SA	4.250%	12/15/21	1,950	2,114
TransCanada PipeLines Ltd.	3.125%	1/15/19	6,099	6,201
TransCanada PipeLines Ltd.	7.125%	1/15/19	3,257	3,487
TransCanada PipeLines Ltd.	3.800%	10/1/20	14,725	15,500
TransCanada PipeLines Ltd.	2.500%	8/1/22	22,910	23,094
Valero Energy Corp.	9.375%	3/15/19	8,522	9,446
Valero Energy Corp.	6.125%	2/1/20	9,696	10,579
Western Gas Partners LP	5.375%	6/1/21	5,002	5,408
Western Gas Partners LP	4.000%	7/1/22	14,806	15,353
Williams Partners LP	5.250%	3/15/20	23,059	24,807
Williams Partners LP	4.125%	11/15/20	6,712	7,045
Williams Partners LP	4.000%	11/15/21	7,350	7,700
Williams Partners LP	3.600%	3/15/22	13,120	13,520
Williams Partners LP	3.350%	8/15/22	14,260	14,503
XTO Energy Inc.	6.500%	12/15/18	3,485	3,697
Other Industrial (0.1%)
Cintas Corp. No 2	4.300%	6/1/21	2,015	2,154
Cintas Corp. No 2	2.900%	4/1/22	5,750	5,867
Cintas Corp. No 2	3.250%	6/1/22	3,225	3,337
Fluor Corp.	3.375%	9/15/21	5,000	5,203
Yale University Connecticut GO	2.086%	4/15/19	1,400	1,412
Technology (8.6%)
Adobe Systems Inc.	4.750%	2/1/20	13,655	14,635
Alphabet Inc.	3.625%	5/19/21	10,055	10,673
Altera Corp.	2.500%	11/15/18	12,830	12,991
Amphenol Corp.	2.550%	1/30/19	11,003	11,100
Amphenol Corp.	2.200%	4/1/20	10,051	10,101
Amphenol Corp.	3.125%	9/15/21	470	483
Amphenol Corp.	4.000%	2/1/22	4,560	4,834
Analog Devices Inc.	2.500%	12/5/21	9,830	9,902
Apple Inc.	1.550%	2/8/19	6,850	6,866
Apple Inc.	1.700%	2/22/19	9,191	9,222
Apple Inc.	2.100%	5/6/19	25,496	25,751
Apple Inc.	1.100%	8/2/19	16,290	16,171
Apple Inc.	1.550%	2/7/20	18,997	18,943
Apple Inc.	1.900%	2/7/20	13,426	13,496
Apple Inc.	2.000%	5/6/20	18,025	18,189
Apple Inc.	1.800%	5/11/20	15,500	15,545
Apple Inc.	2.250%	2/23/21	45,420	45,894
Apple Inc.	2.850%	5/6/21	37,148	38,356
Apple Inc.	1.550%	8/4/21	17,112	16,870
Apple Inc.	2.150%	2/9/22	22,467	22,536
Apple Inc.	2.500%	2/9/22	20,340	20,702
Apple Inc.	2.300%	5/11/22	18,050	18,204
Apple Inc.	2.700%	5/13/22	12,836	13,162
Applied Materials Inc.	2.625%	10/1/20	8,200	8,374
Applied Materials Inc.	4.300%	6/15/21	10,202	11,075
Arrow Electronics Inc.	3.500%	4/1/22	4,706	4,796
Autodesk Inc.	3.125%	6/15/20	5,000	5,076
Avnet Inc.	5.875%	6/15/20	2,339	2,524
Avnet Inc.	3.750%	12/1/21	5,200	5,334

28

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baidu Inc.	2.750%	6/9/19	14,466	14,595
Baidu Inc.	3.000%	6/30/20	6,550	6,665
Baidu Inc.	2.875%	7/6/22	16,375	16,536
2 Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	38,590	38,686
2 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	50,217	50,907
Broadridge Financial Solutions Inc.	3.950%	9/1/20	2,800	2,948
CA Inc.	5.375%	12/1/19	9,525	10,155
CA Inc.	3.600%	8/1/20	5,469	5,633
CA Inc.	3.600%	8/15/22	7,500	7,668
Cisco Systems Inc.	4.950%	2/15/19	32,221	33,753
Cisco Systems Inc.	1.600%	2/28/19	14,431	14,452
Cisco Systems Inc.	2.125%	3/1/19	28,576	28,808
Cisco Systems Inc.	1.400%	9/20/19	10,615	10,575
Cisco Systems Inc.	4.450%	1/15/20	32,129	34,178
Cisco Systems Inc.	2.450%	6/15/20	28,075	28,651
Cisco Systems Inc.	2.200%	2/28/21	27,562	27,870
Cisco Systems Inc.	2.900%	3/4/21	8,850	9,140
Cisco Systems Inc.	1.850%	9/20/21	28,395	28,245
Cisco Systems Inc.	3.000%	6/15/22	1,550	1,613
Corning Inc.	6.625%	5/15/19	3,155	3,400
Corning Inc.	4.250%	8/15/20	2,000	2,120
Corning Inc.	2.900%	5/15/22	4,150	4,213
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	51,957	52,860
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	63,242	66,337
DXC Technology Co.	2.875%	3/27/20	8,500	8,646
Equifax Inc.	2.300%	6/1/21	5,475	5,456
Fidelity National Information Services Inc.	2.850%	10/15/18	9,738	9,863
Fidelity National Information Services Inc.	3.625%	10/15/20	12,392	12,962
Fidelity National Information Services Inc.	2.250%	8/15/21	14,650	14,624
Fiserv Inc.	2.700%	6/1/20	11,970	12,150
Fiserv Inc.	4.625%	10/1/20	5,454	5,843
Fiserv Inc.	4.750%	6/15/21	615	667
Flex Ltd.	4.625%	2/15/20	5,200	5,482
Hewlett Packard Enterprise Co.	2.850%	10/5/18	36,235	36,654
Hewlett Packard Enterprise Co.	3.600%	10/15/20	45,136	46,831
HP Inc.	3.750%	12/1/20	1,335	1,397
HP Inc.	4.300%	6/1/21	18,735	19,960
HP Inc.	4.375%	9/15/21	14,309	15,264
HP Inc.	4.650%	12/9/21	27,721	30,012
Intel Corp.	1.850%	5/11/20	14,950	14,985
Intel Corp.	2.450%	7/29/20	23,822	24,237
Intel Corp.	1.700%	5/19/21	9,823	9,740
Intel Corp.	3.300%	10/1/21	18,230	19,168
Intel Corp.	2.350%	5/11/22	10,750	10,823
Intel Corp.	3.100%	7/29/22	12,118	12,623
International Business Machines Corp.	7.625%	10/15/18	17,040	18,166
International Business Machines Corp.	1.950%	2/12/19	11,730	11,796
International Business Machines Corp.	1.875%	5/15/19	5,360	5,382
International Business Machines Corp.	1.800%	5/17/19	13,500	13,561
International Business Machines Corp.	8.375%	11/1/19	4,191	4,772
International Business Machines Corp.	1.900%	1/27/20	11,450	11,514
International Business Machines Corp.	1.625%	5/15/20	29,558	29,515
International Business Machines Corp.	2.250%	2/19/21	11,707	11,833
International Business Machines Corp.	2.900%	11/1/21	7,625	7,867
International Business Machines Corp.	2.500%	1/27/22	13,500	13,738
International Business Machines Corp.	1.875%	8/1/22	11,866	11,678
Jabil Inc.	5.625%	12/15/20	3,500	3,797
Juniper Networks Inc.	3.125%	2/26/19	2,845	2,884
Juniper Networks Inc.	3.300%	6/15/20	2,450	2,517
Juniper Networks Inc.	4.600%	3/15/21	1,655	1,767
Keysight Technologies Inc.	3.300%	10/30/19	3,800	3,862
KLA-Tencor Corp.	3.375%	11/1/19	1,200	1,230
KLA-Tencor Corp.	4.125%	11/1/21	6,065	6,437
Lam Research Corp.	2.750%	3/15/20	5,630	5,674

29

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lam Research Corp.	2.800%	6/15/21	11,850	12,043
Maxim Integrated Products Inc.	2.500%	11/15/18	5,573	5,619
Microsoft Corp.	1.300%	11/3/18	28,812	28,797
Microsoft Corp.	1.625%	12/6/18	5,802	5,823
Microsoft Corp.	4.200%	6/1/19	16,615	17,392
Microsoft Corp.	1.100%	8/8/19	33,750	33,496
Microsoft Corp.	1.850%	2/6/20	20,920	21,064
Microsoft Corp.	1.850%	2/12/20	20,485	20,602
Microsoft Corp.	3.000%	10/1/20	17,681	18,350
Microsoft Corp.	2.000%	11/3/20	38,060	38,387
Microsoft Corp.	4.000%	2/8/21	375	401
Microsoft Corp.	1.550%	8/8/21	40,374	39,802
Microsoft Corp.	2.400%	2/6/22	22,900	23,279
Microsoft Corp.	2.375%	2/12/22	20,799	21,069
Motorola Solutions Inc.	3.500%	9/1/21	4,600	4,733
Motorola Solutions Inc.	3.750%	5/15/22	9,903	10,302
NetApp Inc.	3.375%	6/15/21	5,675	5,826
NVIDIA Corp.	2.200%	9/16/21	13,200	13,191
Oracle Corp.	2.375%	1/15/19	24,444	24,717
Oracle Corp.	5.000%	7/8/19	27,179	28,882
Oracle Corp.	2.250%	10/8/19	28,067	28,435
Oracle Corp.	3.875%	7/15/20	12,428	13,179
Oracle Corp.	2.800%	7/8/21	16,598	17,138
Oracle Corp.	1.900%	9/15/21	55,404	55,261
Oracle Corp.	2.500%	5/15/22	31,030	31,516
Pitney Bowes Inc.	6.250%	3/15/19	780	826
Pitney Bowes Inc.	3.375%	10/1/21	9,640	9,657
Pitney Bowes Inc.	3.875%	5/15/22	6,200	6,290
QUALCOMM Inc.	1.850%	5/20/19	16,275	16,335
QUALCOMM Inc.	2.100%	5/20/20	22,605	22,766
QUALCOMM Inc.	2.250%	5/20/20	29,260	29,560
QUALCOMM Inc.	3.000%	5/20/22	25,130	25,913
Seagate HDD Cayman	3.750%	11/15/18	7,083	7,198
2 Seagate HDD Cayman	4.250%	3/1/22	11,750	11,574
Tech Data Corp.	3.700%	2/15/22	9,730	9,927
Texas Instruments Inc.	1.650%	8/3/19	7,256	7,256
Texas Instruments Inc.	1.750%	5/1/20	3,058	3,062
Texas Instruments Inc.	2.750%	3/12/21	12,325	12,664
Texas Instruments Inc.	1.850%	5/15/22	4,100	4,050
Total System Services Inc.	3.800%	4/1/21	12,244	12,764
Tyco Electronics Group SA	2.375%	12/17/18	3,657	3,682
Tyco Electronics Group SA	2.350%	8/1/19	4,117	4,138
Tyco Electronics Group SA	4.875%	1/15/21	180	194
Tyco Electronics Group SA	3.500%	2/3/22	8,647	9,022
Verisk Analytics Inc.	5.800%	5/1/21	5,089	5,668
VMware Inc.	2.300%	8/21/20	17,000	17,053
VMware Inc.	2.950%	8/21/22	20,200	20,286
Xerox Corp.	2.750%	3/15/19	5,686	5,714
Xerox Corp.	5.625%	12/15/19	6,725	7,179
Xerox Corp.	2.800%	5/15/20	3,100	3,119
Xerox Corp.	3.500%	8/20/20	300	306
Xerox Corp.	2.750%	9/1/20	6,365	6,380
Xerox Corp.	4.500%	5/15/21	15,199	16,002
2 Xerox Corp.	4.070%	3/17/22	3,205	3,306
Xilinx Inc.	2.125%	3/15/19	5,795	5,821
Xilinx Inc.	3.000%	3/15/21	7,341	7,527
Transportation (1.2%)
Burlington Northern Santa Fe LLC	4.700%	10/1/19	12,089	12,813
Burlington Northern Santa Fe LLC	3.600%	9/1/20	775	809
Burlington Northern Santa Fe LLC	4.100%	6/1/21	1,767	1,882
Burlington Northern Santa Fe LLC	3.450%	9/15/21	6,334	6,636
Burlington Northern Santa Fe LLC	3.050%	3/15/22	9,350	9,704
Canadian National Railway Co.	5.550%	3/1/19	6,350	6,708

30

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Canadian National Railway Co.	2.850%	12/15/21	3,925	4,034
Canadian Pacific Railway Co.	7.250%	5/15/19	4,230	4,589
Canadian Pacific Railway Co.	9.450%	8/1/21	2,250	2,793
Canadian Pacific Railway Co.	4.500%	1/15/22	1,900	2,044
1 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	5,249	5,773
1 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,464	2,719
1 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	1,817	1,924
CSX Corp.	3.700%	10/30/20	4,212	4,401
CSX Corp.	4.250%	6/1/21	8,365	8,931
1 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,918	3,380
1 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	1,685	1,845
1 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,386	1,433
1 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,524	1,609
Delta Air Lines Inc.	2.875%	3/13/20	5,150	5,226
Delta Air Lines Inc.	3.625%	3/15/22	13,900	14,320
FedEx Corp.	8.000%	1/15/19	5,300	5,729
FedEx Corp.	2.300%	2/1/20	9,830	9,904
FedEx Corp.	2.625%	8/1/22	6,000	6,130
JB Hunt Transport Services Inc.	2.400%	3/15/19	2,150	2,163
JB Hunt Transport Services Inc.	3.300%	8/15/22	2,250	2,308
Norfolk Southern Corp.	5.900%	6/15/19	6,915	7,404
Norfolk Southern Corp.	3.250%	12/1/21	9,998	10,364
Norfolk Southern Corp.	3.000%	4/1/22	5,925	6,061
Norfolk Southern Railway Co.	9.750%	6/15/20	1,780	2,143
1 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	1,505	1,633
Ryder System Inc.	2.450%	11/15/18	4,450	4,484
Ryder System Inc.	2.350%	2/26/19	2,575	2,594
Ryder System Inc.	2.550%	6/1/19	5,655	5,716
Ryder System Inc.	2.450%	9/3/19	5,020	5,072
Ryder System Inc.	2.650%	3/2/20	5,725	5,815
Ryder System Inc.	2.500%	5/11/20	3,950	3,995
Ryder System Inc.	2.875%	9/1/20	4,078	4,161
Ryder System Inc.	2.250%	9/1/21	4,490	4,475
Ryder System Inc.	3.450%	11/15/21	250	260
Ryder System Inc.	2.800%	3/1/22	7,950	8,079
Southwest Airlines Co.	2.750%	11/6/19	4,040	4,101
Southwest Airlines Co.	2.650%	11/5/20	5,609	5,679
Union Pacific Corp.	2.250%	2/15/19	6,680	6,738
Union Pacific Corp.	1.800%	2/1/20	4,958	4,951
Union Pacific Corp.	2.250%	6/19/20	6,650	6,724
Union Pacific Corp.	4.000%	2/1/21	6,854	7,292
Union Pacific Corp.	4.163%	7/15/22	7,825	8,474
United Parcel Service Inc.	5.125%	4/1/19	25,256	26,582
United Parcel Service Inc.	3.125%	1/15/21	13,486	13,995
United Parcel Service Inc.	2.350%	5/16/22	11,400	11,559
United Parcel Service of America Inc.	8.375%	4/1/20	2,250	2,604
				13,811,250
Utilities (4.3%)
Electric (4.1%)
Alabama Power Co.	3.375%	10/1/20	745	773
Alabama Power Co.	2.450%	3/30/22	7,625	7,702
Ameren Corp.	2.700%	11/15/20	7,352	7,472
Appalachian Power Co.	4.600%	3/30/21	4,500	4,834
Arizona Public Service Co.	8.750%	3/1/19	6,402	7,037
Baltimore Gas & Electric Co.	3.500%	11/15/21	5,347	5,629
Berkshire Hathaway Energy Co.	2.000%	11/15/18	4,418	4,435
Berkshire Hathaway Energy Co.	2.400%	2/1/20	4,750	4,802
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	7,000	6,936
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	2,537	2,538
CenterPoint Energy Inc.	2.500%	9/1/22	1,250	1,257
Cleveland Electric Illuminating Co.	8.875%	11/15/18	1,950	2,108
CMS Energy Corp.	8.750%	6/15/19	9,936	11,070
CMS Energy Corp.	6.250%	2/1/20	2,775	3,047

31

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CMS Energy Corp.	5.050%	3/15/22	3,700	4,098
Commonwealth Edison Co.	2.150%	1/15/19	7,375	7,413
Commonwealth Edison Co.	4.000%	8/1/20	2,625	2,750
Commonwealth Edison Co.	3.400%	9/1/21	7,100	7,453
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	5,102	5,430
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	7,450	8,005
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,750	2,942
Consolidated Edison Inc.	2.000%	3/15/20	4,040	4,053
Consolidated Edison Inc.	2.000%	5/15/21	10,250	10,208
Constellation Energy Group Inc.	5.150%	12/1/20	6,811	7,373
Consumers Energy Co.	6.125%	3/15/19	6,490	6,917
Consumers Energy Co.	6.700%	9/15/19	275	301
Consumers Energy Co.	5.650%	4/15/20	2,875	3,150
Consumers Energy Co.	2.850%	5/15/22	4,944	5,081
Dominion Energy Inc.	1.875%	1/15/19	6,150	6,153
Dominion Energy Inc.	2.962%	7/1/19	9,875	10,035
Dominion Energy Inc.	1.600%	8/15/19	3,800	3,773
Dominion Energy Inc.	5.200%	8/15/19	6,285	6,667
Dominion Energy Inc.	2.500%	12/1/19	16,351	16,541
Dominion Energy Inc.	2.579%	7/1/20	11,126	11,235
Dominion Energy Inc.	4.450%	3/15/21	8,706	9,353
Dominion Energy Inc.	4.104%	4/1/21	5,350	5,625
Dominion Energy Inc.	2.000%	8/15/21	6,045	5,969
Dominion Energy Inc.	2.750%	1/15/22	4,250	4,308
DTE Electric Co.	3.450%	10/1/20	5,050	5,264
DTE Energy Co.	1.500%	10/1/19	4,930	4,871
DTE Energy Co.	2.400%	12/1/19	7,550	7,610
DTE Energy Co.	3.300%	6/15/22	1,585	1,633
Duke Energy Carolinas LLC	7.000%	11/15/18	3,105	3,293
Duke Energy Carolinas LLC	4.300%	6/15/20	3,325	3,544
Duke Energy Carolinas LLC	3.900%	6/15/21	5,375	5,729
Duke Energy Corp.	5.050%	9/15/19	7,920	8,404
Duke Energy Corp.	1.800%	9/1/21	13,000	12,820
Duke Energy Corp.	3.550%	9/15/21	6,250	6,545
Duke Energy Corp.	2.400%	8/15/22	6,700	6,701
Duke Energy Corp.	3.050%	8/15/22	8,418	8,642
Duke Energy Florida LLC	3.100%	8/15/21	2,675	2,776
Duke Energy Indiana LLC	3.750%	7/15/20	4,350	4,567
Duke Energy Ohio Inc.	5.450%	4/1/19	10,754	11,356
Duke Energy Progress Llc	5.300%	1/15/19	17,328	18,146
Duke Energy Progress Llc	3.000%	9/15/21	2,500	2,588
Duke Energy Progress Llc	2.800%	5/15/22	7,350	7,554
Edison International	2.125%	4/15/20	8,400	8,431
Edison International	2.400%	9/15/22	2,675	2,678
Emera US Finance LP	2.150%	6/15/19	6,584	6,592
Emera US Finance LP	2.700%	6/15/21	16,070	16,227
Entergy Arkansas Inc.	3.750%	2/15/21	4,592	4,807
Entergy Corp.	5.125%	9/15/20	3,575	3,860
Entergy Corp.	4.000%	7/15/22	8,874	9,450
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	3,810	3,986
Entergy Louisiana LLC	6.500%	9/1/18	1,875	1,961
Entergy Texas Inc.	7.125%	2/1/19	6,155	6,582
Eversource Energy	4.500%	11/15/19	4,032	4,244
Exelon Corp.	2.850%	6/15/20	12,025	12,280
Exelon Corp.	2.450%	4/15/21	4,100	4,118
Exelon Corp.	3.497%	6/1/22	10,025	10,389
Exelon Generation Co. LLC	5.200%	10/1/19	7,690	8,190
Exelon Generation Co. LLC	2.950%	1/15/20	21,996	22,414
Exelon Generation Co. LLC	4.000%	10/1/20	8,196	8,619
Exelon Generation Co. LLC	3.400%	3/15/22	3,000	3,099
Exelon Generation Co. LLC	4.250%	6/15/22	10,064	10,728
FirstEnergy Corp.	2.850%	7/15/22	6,900	6,936
Fortis Inc.	2.100%	10/4/21	13,398	13,244
Georgia Power Co.	1.950%	12/1/18	14,493	14,533

32

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Georgia Power Co.	4.250%	12/1/19	6,245	6,554
	Georgia Power Co.	2.000%	3/30/20	8,030	8,020
	Georgia Power Co.	2.400%	4/1/21	5,058	5,093
	Georgia Power Co.	2.850%	5/15/22	3,300	3,375
	Great Plains Energy Inc.	4.850%	6/1/21	4,630	4,933
	Indiana Michigan Power Co.	7.000%	3/15/19	5,367	5,760
	Kansas City Power & Light Co.	7.150%	4/1/19	5,488	5,938
	Kentucky Utilities Co.	3.250%	11/1/20	3,925	4,067
	LG&E & KU Energy LLC	3.750%	11/15/20	6,200	6,479
	LG&E & KU Energy LLC	4.375%	10/1/21	1,575	1,684
	Metropolitan Edison Co.	7.700%	1/15/19	2,017	2,164
	MidAmerican Energy Co.	2.400%	3/15/19	4,333	4,382
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	12,887	14,134
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	6,400	6,440
	National Rural Utilities Cooperative Finance Corp.	1.650%	2/8/19	5,400	5,400
	National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	8,615	8,581
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	2,600	2,629
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	8,900	8,956
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	3,085	3,124
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	1,950	1,972
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	5,842	6,054
	National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	6,680	6,770
	Nevada Power Co.	7.125%	3/15/19	12,217	13,186
	NextEra Energy Capital Holdings Inc.	1.649%	9/1/18	3,271	3,269
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	10,585	11,203
	NextEra Energy Capital Holdings Inc.	2.300%	4/1/19	7,590	7,651
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	7,070	7,129
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	5,289	5,356
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	3,315	3,553
1,3	NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	1,005	1,010
	Northern States Power Co.	2.200%	8/15/20	3,200	3,232
	Northern States Power Co.	2.150%	8/15/22	2,875	2,872
	NorthWestern Corp.	6.340%	4/1/19	2,000	2,134
	NV Energy Inc.	6.250%	11/15/20	2,500	2,810
	Oglethorpe Power Corp.	6.100%	3/15/19	1,815	1,921
	Ohio Power Co.	5.375%	10/1/21	5,512	6,163
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	5,325	5,581
	Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,599	2,605
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	4,628	4,934
	Pacific Gas & Electric Co.	8.250%	10/15/18	12,511	13,380
	Pacific Gas & Electric Co.	3.500%	10/1/20	9,309	9,723
	Pacific Gas & Electric Co.	4.250%	5/15/21	3,362	3,598
	Pacific Gas & Electric Co.	2.450%	8/15/22	5,735	5,774
	PacifiCorp	5.500%	1/15/19	4,748	4,984
	PacifiCorp	3.850%	6/15/21	4,502	4,775
	PacifiCorp	2.950%	2/1/22	5,887	6,070
	PECO Energy Co.	1.700%	9/15/21	4,225	4,166
	Pennsylvania Electric Co.	5.200%	4/1/20	3,725	3,981
	PG&E Corp.	2.400%	3/1/19	4,358	4,382
	Portland General Electric Co.	6.100%	4/15/19	2,510	2,678
	PPL Capital Funding Inc.	4.200%	6/15/22	7,855	8,476
	PPL Electric Utilities Corp.	3.000%	9/15/21	4,300	4,439
	Progress Energy Inc.	7.050%	3/15/19	1,485	1,597
	Progress Energy Inc.	4.875%	12/1/19	4,856	5,154
	Progress Energy Inc.	4.400%	1/15/21	4,475	4,773
	Progress Energy Inc.	3.150%	4/1/22	7,873	8,070
	PSEG Power LLC	5.125%	4/15/20	4,280	4,578
	PSEG Power LLC	3.000%	6/15/21	6,225	6,362
	Public Service Co. of Colorado	5.125%	6/1/19	5,000	5,281
	Public Service Co. of Colorado	3.200%	11/15/20	3,175	3,288
	Public Service Co. of Oklahoma	5.150%	12/1/19	1,372	1,454
	Public Service Electric & Gas Co.	2.300%	9/15/18	5,674	5,710
	Public Service Electric & Gas Co.	1.900%	3/15/21	8,350	8,315
	Public Service Enterprise Group Inc.	1.600%	11/15/19	6,750	6,692

33

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Enterprise Group Inc.	2.000%	11/15/21	1,100	1,084
Puget Energy Inc.	6.500%	12/15/20	6,175	6,972
Puget Energy Inc.	6.000%	9/1/21	6,326	7,114
Puget Energy Inc.	5.625%	7/15/22	7,725	8,669
San Diego Gas & Electric Co.	3.000%	8/15/21	3,431	3,553
SCANA Corp.	4.750%	5/15/21	4,850	5,140
South Carolina Electric & Gas Co.	6.500%	11/1/18	4,225	4,445
Southern California Edison Co.	3.875%	6/1/21	5,600	5,948
1 Southern California Edison Co.	1.845%	2/1/22	1,784	1,766
Southern California Edison Co.	2.400%	2/1/22	850	859
Southern Co.	2.450%	9/1/18	6,700	6,751
Southern Co.	1.850%	7/1/19	9,300	9,301
Southern Co.	2.150%	9/1/19	5,875	5,906
Southern Co.	2.750%	6/15/20	7,620	7,751
Southern Co.	2.350%	7/1/21	15,966	15,986
1 Southern Co.	5.500%	3/15/57	5,925	6,281
Southern Power Co.	1.950%	12/15/19	6,300	6,289
Southern Power Co.	2.375%	6/1/20	2,460	2,472
Southern Power Co.	2.500%	12/15/21	5,450	5,455
Southwestern Electric Power Co.	6.450%	1/15/19	4,630	4,900
Tampa Electric Co.	5.400%	5/15/21	2,225	2,462
TECO Finance Inc.	5.150%	3/15/20	3,755	3,988
UIL Holdings Corp.	4.625%	10/1/20	1,220	1,300
Union Electric Co.	6.700%	2/1/19	5,375	5,735
Virginia Electric & Power Co.	5.000%	6/30/19	1,000	1,058
Virginia Electric & Power Co.	2.950%	1/15/22	4,450	4,583
Virginia Electric & Power Co.	3.450%	9/1/22	500	525
WEC Energy Group Inc.	2.450%	6/15/20	3,633	3,679
Wisconsin Electric Power Co.	2.950%	9/15/21	2,870	2,962
Wisconsin Public Service Corp.	1.650%	12/4/18	3,145	3,146
Xcel Energy Inc.	4.700%	5/15/20	8,065	8,537
Xcel Energy Inc.	2.400%	3/15/21	12,995	13,102
Xcel Energy Inc.	2.600%	3/15/22	3,700	3,742
Natural Gas (0.2%)
Atmos Energy Corp.	8.500%	3/15/19	2,787	3,060
CenterPoint Energy Resources Corp.	4.500%	1/15/21	5,251	5,543
NiSource Finance Corp.	6.800%	1/15/19	503	534
NiSource Finance Corp.	5.450%	9/15/20	5,225	5,720
ONE Gas Inc.	2.070%	2/1/19	2,835	2,839
Sempra Energy	9.800%	2/15/19	2,596	2,885
Sempra Energy	1.625%	10/7/19	13,343	13,275
Sempra Energy	2.400%	3/15/20	8,289	8,360
Sempra Energy	2.850%	11/15/20	5,372	5,474
Sempra Energy	4.050%	12/1/23	300	321
Southern Co. Gas Capital Corp.	5.250%	8/15/19	2,825	2,994
Southern Co. Gas Capital Corp.	3.500%	9/15/21	4,600	4,792
Other Utility (0.0%)
United Utilities plc	5.375%	2/1/19	3,000	3,116

				1,105,076

Total Corporate Bonds (Cost $25,032,115)				25,205,786

Taxable Municipal Bonds (0.0%)
Dartmouth College New Hampshire GO	4.750%	6/1/19	862	911
Emory University Georgia GO	5.625%	9/1/19	1,980	2,109
Princeton University New Jersey GO	4.950%	3/1/19	4,482	4,699
Stanford University California GO	4.750%	5/1/19	2,800	2,943

Total Taxable Municipal Bonds (Cost $10,708)				10,662

34

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
4 Vanguard Market Liquidity Fund (Cost
$63,952)	1.224%	639,428	63,956

Total Investments (99.5%) (Cost $25,252,484)			25,426,123
Other Assets and Liabilities—Net (0.5%)[5]			130,024
Net Assets (100%)			25,556,147

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, the aggregate value of these securities was $388,193,000, representing 1.5% of net assets.
3 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Cash of $1,846,000 has been segregated as initial margin for recently closed futures contracts.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

35

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (0.2%)
U.S. Government Securities (0.2%)
	United States Treasury Note/Bond	1.875%	7/31/22	15	15
	United States Treasury Note/Bond	1.625%	8/31/22	37,000	36,855
	United States Treasury Note/Bond	2.125%	7/31/24	680	688
	United States Treasury Note/Bond	1.875%	8/31/24	9,000	8,957
	United States Treasury Note/Bond	2.250%	8/15/27	970	981

Total U.S. Government and Agency Obligations (Cost $47,486)					47,496

Corporate Bonds (98.6%)
Finance (34.0%)
	Banking (23.0%)
	American Express Co.	2.650%	12/2/22	13,672	13,814
	American Express Co.	3.625%	12/5/24	6,926	7,204
	American Express Credit Corp.	3.300%	5/3/27	24,466	24,924
	Associated Banc-Corp	4.250%	1/15/25	500	519
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	6,350	6,765
	Banco Santander SA	4.250%	4/11/27	12,340	12,881
	Bank of America Corp.	2.503%	10/21/22	22,726	22,507
	Bank of America Corp.	3.300%	1/11/23	53,263	54,776
	Bank of America Corp.	4.100%	7/24/23	19,059	20,335
	Bank of America Corp.	4.125%	1/22/24	29,307	31,362
	Bank of America Corp.	4.000%	4/1/24	29,875	31,750
	Bank of America Corp.	4.200%	8/26/24	34,610	36,355
	Bank of America Corp.	4.000%	1/22/25	26,789	27,684
	Bank of America Corp.	3.950%	4/21/25	31,870	32,838
	Bank of America Corp.	3.875%	8/1/25	36,597	38,486
	Bank of America Corp.	4.450%	3/3/26	29,321	31,037
	Bank of America Corp.	3.500%	4/19/26	33,640	34,211
	Bank of America Corp.	6.220%	9/15/26	400	472
	Bank of America Corp.	4.250%	10/22/26	21,431	22,485
	Bank of America Corp.	3.248%	10/21/27	10,000	9,801
1	Bank of America Corp.	3.824%	1/20/28	21,750	22,339
1	Bank of America Corp.	3.705%	4/24/28	17,150	17,545
1	Bank of America Corp.	3.593%	7/21/28	28,700	29,131
	Bank of Montreal	2.550%	11/6/22	10,390	10,532
	Bank of New York Mellon Corp.	2.200%	8/16/23	10,221	10,061
	Bank of New York Mellon Corp.	3.650%	2/4/24	8,601	9,098
	Bank of New York Mellon Corp.	3.400%	5/15/24	5,606	5,838
	Bank of New York Mellon Corp.	3.250%	9/11/24	9,026	9,308
	Bank of New York Mellon Corp.	3.000%	2/24/25	10,223	10,358
	Bank of New York Mellon Corp.	3.950%	11/18/25	2,475	2,665
	Bank of New York Mellon Corp.	2.800%	5/4/26	5,997	5,955
	Bank of New York Mellon Corp.	2.450%	8/17/26	9,630	9,296
	Bank of New York Mellon Corp.	3.250%	5/16/27	11,250	11,515
1	Bank of New York Mellon Corp.	3.442%	2/7/28	11,550	11,945
	Bank of Nova Scotia	4.500%	12/16/25	14,441	15,404
	Bank One Corp.	7.625%	10/15/26	7,020	9,113
	Bank One Corp.	8.000%	4/29/27	1,185	1,587
	Barclays Bank plc	3.750%	5/15/24	1,600	1,678
	Barclays plc	3.684%	1/10/23	25,800	26,501
	Barclays plc	4.375%	9/11/24	14,417	14,778
	Barclays plc	3.650%	3/16/25	26,330	26,533
	Barclays plc	4.375%	1/12/26	23,675	24,896
	Barclays plc	5.200%	5/12/26	22,406	23,947
	BNP Paribas SA	3.250%	3/3/23	11,240	11,672
	BNP Paribas SA	4.250%	10/15/24	11,568	12,175
	BPCE SA	4.000%	4/15/24	20,546	21,957
	BPCE SA	3.375%	12/2/26	4,750	4,872
	Branch Banking & Trust Co.	3.625%	9/16/25	15,540	16,344
	Branch Banking & Trust Co.	3.800%	10/30/26	6,427	6,842

36

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital One Bank USA NA	3.375%	2/15/23	19,156	19,499
Capital One Financial Corp.	3.500%	6/15/23	8,957	9,253
Capital One Financial Corp.	3.750%	4/24/24	12,561	13,040
Capital One Financial Corp.	3.200%	2/5/25	7,435	7,434
Capital One Financial Corp.	4.200%	10/29/25	21,788	22,430
Capital One Financial Corp.	3.750%	7/28/26	14,285	14,186
Capital One Financial Corp.	3.750%	3/9/27	12,825	12,965
Citigroup Inc.	3.375%	3/1/23	1,000	1,029
Citigroup Inc.	3.500%	5/15/23	15,912	16,304
Citigroup Inc.	3.875%	10/25/23	11,408	12,006
Citigroup Inc.	3.750%	6/16/24	10,302	10,790
Citigroup Inc.	4.000%	8/5/24	7,125	7,425
Citigroup Inc.	3.875%	3/26/25	12,731	13,043
Citigroup Inc.	3.300%	4/27/25	12,732	12,919
Citigroup Inc.	4.400%	6/10/25	30,221	31,923
Citigroup Inc.	5.500%	9/13/25	16,855	19,028
Citigroup Inc.	3.700%	1/12/26	25,901	26,666
Citigroup Inc.	4.600%	3/9/26	17,698	18,875
Citigroup Inc.	3.400%	5/1/26	18,253	18,345
Citigroup Inc.	3.200%	10/21/26	41,207	40,781
Citigroup Inc.	4.300%	11/20/26	9,546	9,957
1 Citigroup Inc.	3.887%	1/10/28	28,950	29,854
1 Citigroup Inc.	3.668%	7/24/28	31,700	32,082
Citizens Financial Group Inc.	4.300%	12/3/25	6,923	7,317
Comerica Bank	4.000%	7/27/25	3,500	3,631
Comerica Inc.	3.800%	7/22/26	159	163
Compass Bank	3.875%	4/10/25	8,300	8,345
Cooperatieve Rabobank UA	3.950%	11/9/22	17,178	18,100
Cooperatieve Rabobank UA	4.625%	12/1/23	23,141	25,131
Cooperatieve Rabobank UA	3.375%	5/21/25	10,070	10,474
Cooperatieve Rabobank UA	4.375%	8/4/25	17,283	18,342
Cooperatieve Rabobank UA	3.750%	7/21/26	17,056	17,362
Credit Suisse AG	3.625%	9/9/24	37,060	38,843
2 Credit Suisse Group AG	3.574%	1/9/23	3,700	3,806
2 Credit Suisse Group AG	4.282%	1/9/28	8,000	8,381
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	20,172	21,076
Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	18,780	19,602
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	18,322	18,755
Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	25,345	27,265
Deutsche Bank AG	3.700%	5/30/24	17,745	18,146
Deutsche Bank AG	4.100%	1/13/26	8,560	8,871
Discover Bank	4.200%	8/8/23	11,357	12,082
Discover Bank	4.250%	3/13/26	3,512	3,672
Discover Bank	3.450%	7/27/26	13,245	13,112
Discover Financial Services	3.850%	11/21/22	5,873	6,110
Discover Financial Services	3.950%	11/6/24	7,003	7,216
Discover Financial Services	3.750%	3/4/25	8,387	8,490
Discover Financial Services	4.100%	2/9/27	7,126	7,300
Fifth Third Bancorp	4.300%	1/16/24	8,121	8,696
Fifth Third Bank	3.850%	3/15/26	7,550	7,842
FirstMerit Bank NA	4.270%	11/25/26	450	473
FirstMerit Corp.	4.350%	2/4/23	1,600	1,691
Goldman Sachs Group Inc.	3.625%	1/22/23	26,916	27,942
Goldman Sachs Group Inc.	4.000%	3/3/24	35,178	37,192
Goldman Sachs Group Inc.	3.850%	7/8/24	28,397	29,688
Goldman Sachs Group Inc.	3.500%	1/23/25	32,345	32,913
Goldman Sachs Group Inc.	3.750%	5/22/25	22,905	23,578
Goldman Sachs Group Inc.	4.250%	10/21/25	20,435	21,374
Goldman Sachs Group Inc.	3.750%	2/25/26	24,406	25,187
Goldman Sachs Group Inc.	3.500%	11/16/26	34,294	34,394
Goldman Sachs Group Inc.	5.950%	1/15/27	10,937	12,847
Goldman Sachs Group Inc.	3.850%	1/26/27	28,793	29,536
1 Goldman Sachs Group Inc.	3.691%	6/5/28	31,200	31,630
HSBC Holdings plc	5.100%	4/5/21		—

37

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	3.600%	5/25/23	28,856	30,119
HSBC Holdings plc	4.250%	3/14/24	22,016	23,087
HSBC Holdings plc	4.250%	8/18/25	18,256	19,054
HSBC Holdings plc	4.300%	3/8/26	33,345	35,949
HSBC Holdings plc	3.900%	5/25/26	26,619	27,939
HSBC Holdings plc	4.375%	11/23/26	18,067	18,993
1 HSBC Holdings plc	4.041%	3/13/28	28,450	29,888
HSBC USA Inc.	3.500%	6/23/24	6,355	6,592
ING Groep NV	3.950%	3/29/27	17,430	18,247
Intesa Sanpaolo SPA	5.250%	1/12/24	11,400	12,641
JPMorgan Chase & Co.	3.250%	9/23/22	32,058	33,137
JPMorgan Chase & Co.	2.972%	1/15/23	22,600	22,977
JPMorgan Chase & Co.	3.200%	1/25/23	27,867	28,652
JPMorgan Chase & Co.	3.375%	5/1/23	25,864	26,520
JPMorgan Chase & Co.	2.700%	5/18/23	27,013	27,091
JPMorgan Chase & Co.	3.875%	2/1/24	23,466	24,918
JPMorgan Chase & Co.	3.625%	5/13/24	27,147	28,381
JPMorgan Chase & Co.	3.875%	9/10/24	31,157	32,544
JPMorgan Chase & Co.	3.125%	1/23/25	35,634	35,921
1 JPMorgan Chase & Co.	3.220%	3/1/25	15,199	15,448
JPMorgan Chase & Co.	3.900%	7/15/25	30,713	32,475
JPMorgan Chase & Co.	3.300%	4/1/26	36,869	37,082
JPMorgan Chase & Co.	3.200%	6/15/26	23,403	23,381
JPMorgan Chase & Co.	2.950%	10/1/26	28,465	28,025
JPMorgan Chase & Co.	4.125%	12/15/26	23,202	24,450
1 JPMorgan Chase & Co.	3.782%	2/1/28	26,957	27,906
1 JPMorgan Chase & Co.	3.540%	5/1/28	26,225	26,714
KeyBank NA	3.300%	6/1/25	5,845	6,029
KeyBank NA	3.400%	5/20/26	8,586	8,681
Lloyds Banking Group plc	4.500%	11/4/24	13,159	13,881
Lloyds Banking Group plc	4.582%	12/10/25	16,621	17,544
Lloyds Banking Group plc	4.650%	3/24/26	14,114	14,970
Lloyds Banking Group plc	3.750%	1/11/27	19,620	20,020
Manufacturers & Traders Trust Co.	2.900%	2/6/25	10,900	10,942
Manufacturers & Traders Trust Co.	3.400%	8/17/27	2,500	2,531
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	8,300	8,218
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	29,089	30,723
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	10,000	9,753
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	16,195	16,967
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	14,000	14,100
Mizuho Financial Group Inc.	2.839%	9/13/26	9,275	9,091
Mizuho Financial Group Inc.	3.663%	2/28/27	3,150	3,294
Morgan Stanley	4.875%	11/1/22	23,644	25,869
Morgan Stanley	3.750%	2/25/23	28,612	29,944
Morgan Stanley	4.100%	5/22/23	21,813	22,905
Morgan Stanley	3.875%	4/29/24	37,922	39,855
Morgan Stanley	3.700%	10/23/24	33,110	34,431
Morgan Stanley	4.000%	7/23/25	34,660	36,473
Morgan Stanley	5.000%	11/24/25	25,818	28,364
Morgan Stanley	3.875%	1/27/26	36,588	38,139
Morgan Stanley	3.125%	7/27/26	35,022	34,573
Morgan Stanley	6.250%	8/9/26	2,990	3,618
Morgan Stanley	4.350%	9/8/26	26,196	27,506
Morgan Stanley	3.625%	1/20/27	36,081	36,895
Morgan Stanley	3.950%	4/23/27	23,809	24,224
1 Morgan Stanley	3.591%	7/22/28	38,500	38,975
MUFG Americas Holdings Corp.	3.000%	2/10/25	3,874	3,863
National Australia Bank Ltd.	3.000%	1/20/23	9,286	9,491
National Australia Bank Ltd.	3.375%	1/14/26	7,675	7,908
National Australia Bank Ltd.	2.500%	7/12/26	14,450	13,955
Northern Trust Corp.	3.950%	10/30/25	6,856	7,348
1 Northern Trust Corp.	3.375%	5/8/32	2,925	2,952
People's United Bank NA	4.000%	7/15/24	1,500	1,539

38

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
People's United Financial Inc.	3.650%	12/6/22	2,913	3,008
PNC Bank NA	2.700%	11/1/22	15,234	15,354
PNC Bank NA	2.950%	1/30/23	7,515	7,658
PNC Bank NA	3.800%	7/25/23	5,167	5,486
PNC Bank NA	3.300%	10/30/24	6,625	6,865
PNC Bank NA	2.950%	2/23/25	8,346	8,445
PNC Bank NA	3.250%	6/1/25	9,309	9,562
PNC Bank NA	4.200%	11/1/25	4,875	5,309
PNC Financial Services Group Inc.	2.854%	11/9/22	5,365	5,466
PNC Financial Services Group Inc.	3.900%	4/29/24	7,495	7,944
PNC Financial Services Group Inc.	3.150%	5/19/27	12,375	12,476
Royal Bank of Canada	4.650%	1/27/26	20,476	22,233
Royal Bank of Scotland Group plc	3.875%	9/12/23	38,539	39,407
Royal Bank of Scotland Group plc	4.800%	4/5/26	11,005	11,794
Santander Holdings USA Inc.	4.500%	7/17/25	14,418	15,086
2 Santander Holdings USA Inc.	4.400%	7/13/27	8,200	8,416
Santander Issuances SAU	5.179%	11/19/25	13,735	14,775
Santander UK Group Holdings plc	3.571%	1/10/23	11,699	12,005
Santander UK plc	4.000%	3/13/24	11,876	12,660
State Street Corp.	3.100%	5/15/23	10,153	10,433
State Street Corp.	3.700%	11/20/23	11,414	12,275
State Street Corp.	3.300%	12/16/24	11,306	11,818
State Street Corp.	3.550%	8/18/25	14,038	14,864
State Street Corp.	2.650%	5/19/26	7,603	7,485
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	1,375	1,403
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,600	4,921
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	3,180	3,402
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	10,900	11,324
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,500	2,634
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	15,447	16,241
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	29,730	28,654
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	20,125	19,994
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	14,700	15,131
Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	12,200	12,469
SunTrust Bank	2.750%	5/1/23	4,400	4,422
SunTrust Bank	3.300%	5/15/26	6,737	6,736
SVB Financial Group	3.500%	1/29/25	3,125	3,161
Synchrony Financial	4.250%	8/15/24	18,695	19,512
Synchrony Financial	4.500%	7/23/25	13,983	14,681
Synchrony Financial	3.700%	8/4/26	7,574	7,488
1 Toronto-Dominion Bank	3.625%	9/15/31	15,675	15,757
US Bancorp	3.700%	1/30/24	11,298	12,018
US Bancorp	3.600%	9/11/24	10,462	10,984
US Bancorp	3.100%	4/27/26	9,975	10,033
US Bancorp	2.375%	7/22/26	9,650	9,276
US Bancorp	3.150%	4/27/27	14,162	14,360
US Bank NA	2.800%	1/27/25	13,515	13,576
Wachovia Corp.	6.605%	10/1/25	475	570
Wachovia Corp.	7.574%	8/1/26	1,775	2,301
Wells Fargo & Co.	3.069%	1/24/23	43,863	44,828
Wells Fargo & Co.	3.450%	2/13/23	25,002	25,733
Wells Fargo & Co.	4.125%	8/15/23	17,338	18,455
Wells Fargo & Co.	4.480%	1/16/24	9,124	9,883
Wells Fargo & Co.	3.300%	9/9/24	26,490	27,137
Wells Fargo & Co.	3.000%	2/19/25	28,482	28,534
Wells Fargo & Co.	3.550%	9/29/25	31,472	32,584
Wells Fargo & Co.	3.000%	4/22/26	38,573	38,045
Wells Fargo & Co.	4.100%	6/3/26	33,320	34,987
Wells Fargo & Co.	3.000%	10/23/26	39,381	38,846
Wells Fargo & Co.	4.300%	7/22/27	23,960	25,503
1 Wells Fargo & Co.	3.584%	5/22/28	31,946	32,713
Westpac Banking Corp.	2.850%	5/13/26	15,200	15,070
Westpac Banking Corp.	2.700%	8/19/26	10,194	9,985

39

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Westpac Banking Corp.	3.350%	3/8/27	19,200	19,765
1 Westpac Banking Corp.	4.322%	11/23/31	16,200	16,811
Brokerage (1.5%)
Affiliated Managers Group Inc.	4.250%	2/15/24	4,900	5,223
Affiliated Managers Group Inc.	3.500%	8/1/25	2,191	2,241
Ameriprise Financial Inc.	4.000%	10/15/23	12,237	13,186
Ameriprise Financial Inc.	3.700%	10/15/24	6,845	7,234
Ameriprise Financial Inc.	2.875%	9/15/26	4,930	4,835
Apollo Investment Corp.	5.250%	3/3/25	3,670	3,843
BlackRock Inc.	3.500%	3/18/24	14,305	15,151
BlackRock Inc.	3.200%	3/15/27	8,600	8,841
Brookfield Asset Management Inc.	4.000%	1/15/25	4,385	4,534
Brookfield Finance Inc.	4.250%	6/2/26	4,285	4,436
Brookfield Finance LLC	4.000%	4/1/24	8,195	8,545
CBOE Holdings Inc.	3.650%	1/12/27	7,277	7,521
Charles Schwab Corp.	3.225%	9/1/22	1,500	1,547
Charles Schwab Corp.	3.000%	3/10/25	1,025	1,023
Charles Schwab Corp.	3.450%	2/13/26	3,185	3,321
Charles Schwab Corp.	3.200%	3/2/27	9,595	9,755
CME Group Inc.	3.000%	9/15/22	8,505	8,788
CME Group Inc.	3.000%	3/15/25	7,853	8,038
Eaton Vance Corp.	3.625%	6/15/23	2,100	2,185
Eaton Vance Corp.	3.500%	4/6/27	4,550	4,670
Franklin Resources Inc.	2.800%	9/15/22	2,150	2,188
Franklin Resources Inc.	2.850%	3/30/25	4,902	4,914
Intercontinental Exchange Inc.	2.350%	9/15/22	2,500	2,506
Intercontinental Exchange Inc.	4.000%	10/15/23	9,326	10,051
Intercontinental Exchange Inc.	3.750%	12/1/25	11,535	12,330
Intercontinental Exchange Inc.	3.100%	9/15/27	1,500	1,507
Invesco Finance plc	3.125%	11/30/22	6,338	6,515
Invesco Finance plc	4.000%	1/30/24	6,301	6,722
Invesco Finance plc	3.750%	1/15/26	7,055	7,442
Janus Capital Group Inc.	4.875%	8/1/25	3,380	3,673
Jefferies Group LLC	5.125%	1/20/23	4,725	5,167
Jefferies Group LLC	4.850%	1/15/27	11,490	12,262
Jefferies Group LLC	6.450%	6/8/27	3,604	4,193
Lazard Group LLC	3.750%	2/13/25	2,935	3,007
Lazard Group LLC	3.625%	3/1/27	5,225	5,239
Legg Mason Inc.	3.950%	7/15/24	1,265	1,309
Legg Mason Inc.	4.750%	3/15/26	4,300	4,620
Leucadia National Corp.	5.500%	10/18/23	8,766	9,391
Nasdaq Inc.	4.250%	6/1/24	2,554	2,730
Nasdaq Inc.	3.850%	6/30/26	8,800	9,117
Raymond James Financial Inc.	3.625%	9/15/26	5,335	5,385
Stifel Financial Corp.	4.250%	7/18/24	4,615	4,773
TD Ameritrade Holding Corp.	3.625%	4/1/25	6,550	6,847
TD Ameritrade Holding Corp.	3.300%	4/1/27	11,100	11,290
Finance Companies (0.4%)
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.650%	7/21/27	14,625	14,643
Air Lease Corp.	3.000%	9/15/23	9,518	9,520
Air Lease Corp.	4.250%	9/15/24	5,544	5,871
Air Lease Corp.	3.625%	4/1/27	6,155	6,191
Ares Capital Corp.	3.500%	2/10/23	5,400	5,385
GATX Corp.	3.900%	3/30/23	1,775	1,859
GATX Corp.	3.250%	3/30/25	2,650	2,651
GATX Corp.	3.250%	9/15/26	4,010	3,966
GATX Corp.	3.850%	3/30/27	1,550	1,601
GE Capital International Funding Co.	3.373%	11/15/25	22,707	23,565
Insurance (4.3%)
Aetna Inc.	2.750%	11/15/22	7,861	7,961
Aetna Inc.	2.800%	6/15/23	18,344	18,582
Aetna Inc.	3.500%	11/15/24	8,670	9,073

40

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Aflac Inc.	3.625%	6/15/23	7,550	8,022
Aflac Inc.	3.625%	11/15/24	8,375	8,860
Aflac Inc.	3.250%	3/17/25	3,575	3,661
Aflac Inc.	2.875%	10/15/26	4,943	4,901
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	5,223	5,345
Allstate Corp.	3.150%	6/15/23	6,692	6,904
Allstate Corp.	3.280%	12/15/26	6,982	7,178
1 Allstate Corp.	5.750%	8/15/53	7,105	7,816
American Financial Group Inc.	3.500%	8/15/26	4,495	4,532
American International Group Inc.	4.125%	2/15/24	10,240	10,933
American International Group Inc.	3.750%	7/10/25	14,872	15,415
American International Group Inc.	3.900%	4/1/26	18,236	19,064
Anthem Inc.	3.300%	1/15/23	12,324	12,742
Anthem Inc.	3.500%	8/15/24	8,084	8,412
Aon Corp.	8.205%	1/1/27	3,275	4,290
Aon plc	4.000%	11/27/23	6,025	6,495
Aon plc	3.500%	6/14/24	7,424	7,612
Aon plc	3.875%	12/15/25	10,759	11,450
Arch Capital Finance LLC	4.011%	12/15/26	8,775	9,225
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	2,465	2,670
Assurant Inc.	4.000%	3/15/23	3,050	3,187
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	4,796	5,253
Berkshire Hathaway Inc.	3.000%	2/11/23	8,281	8,551
Berkshire Hathaway Inc.	2.750%	3/15/23	26,941	27,487
Berkshire Hathaway Inc.	3.125%	3/15/26	31,294	31,936
2 Brighthouse Financial Inc.	3.700%	6/22/27	16,880	16,696
Brown & Brown Inc.	4.200%	9/15/24	5,785	6,119
Chubb INA Holdings Inc.	2.875%	11/3/22	15,405	15,775
Chubb INA Holdings Inc.	2.700%	3/13/23	4,947	4,999
Chubb INA Holdings Inc.	3.350%	5/15/24	3,991	4,160
Chubb INA Holdings Inc.	3.150%	3/15/25	10,178	10,424
Chubb INA Holdings Inc.	3.350%	5/3/26	19,653	20,322
Cigna Corp.	3.250%	4/15/25	10,100	10,303
Cigna Corp.	7.875%	5/15/27	1,040	1,406
CNA Financial Corp.	3.950%	5/15/24	3,895	4,071
CNA Financial Corp.	4.500%	3/1/26	5,740	6,200
CNA Financial Corp.	3.450%	8/15/27	1,000	1,000
Fidelity National Financial Inc.	5.500%	9/1/22	2,575	2,814
First American Financial Corp.	4.600%	11/15/24	2,850	2,958
Hanover Insurance Group Inc.	4.500%	4/15/26	2,650	2,791
Humana Inc.	3.150%	12/1/22	8,716	8,938
Humana Inc.	3.850%	10/1/24	10,036	10,593
Humana Inc.	3.950%	3/15/27	9,555	10,105
Kemper Corp.	4.350%	2/15/25	5,187	5,285
Lincoln National Corp.	4.000%	9/1/23	2,200	2,328
Lincoln National Corp.	3.350%	3/9/25	3,885	3,936
Lincoln National Corp.	3.625%	12/12/26	5,945	6,083
Loews Corp.	2.625%	5/15/23	7,533	7,564
Loews Corp.	3.750%	4/1/26	3,602	3,765
Manulife Financial Corp.	4.150%	3/4/26	16,423	17,661
1 Manulife Financial Corp.	4.061%	2/24/32	6,000	6,145
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	7,732	8,022
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	925	990
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	5,375	5,596
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	8,065	8,399
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	9,240	9,749
Mercury General Corp.	4.400%	3/15/27	3,700	3,827
MetLife Inc.	3.048%	12/15/22	4,934	5,090
MetLife Inc.	4.368%	9/15/23	12,636	13,858
MetLife Inc.	3.600%	4/10/24	11,697	12,284
MetLife Inc.	3.000%	3/1/25	4,783	4,837
MetLife Inc.	3.600%	11/13/25	6,225	6,572
Montpelier Re Holdings Ltd.	4.700%	10/15/22	3,075	3,329
Munich Re America Corp.	7.450%	12/15/26	1,350	1,761

41

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Old Republic International Corp.	4.875%	10/1/24	3,575	3,861
Old Republic International Corp.	3.875%	8/26/26	6,875	7,022
Principal Financial Group Inc.	3.300%	9/15/22	1,775	1,839
Principal Financial Group Inc.	3.125%	5/15/23	3,583	3,669
Principal Financial Group Inc.	3.400%	5/15/25	4,808	4,958
Principal Financial Group Inc.	3.100%	11/15/26	4,739	4,753
Progressive Corp.	2.450%	1/15/27	5,185	4,973
Prudential Financial Inc.	3.500%	5/15/24	11,335	11,908
1 Prudential Financial Inc.	5.875%	9/15/42	10,100	11,100
1 Prudential Financial Inc.	5.625%	6/15/43	15,446	16,720
1 Prudential Financial Inc.	5.200%	3/15/44	5,215	5,515
1 Prudential Financial Inc.	5.375%	5/15/45	11,098	11,873
Reinsurance Group of America Inc.	4.700%	9/15/23	3,200	3,486
Reinsurance Group of America Inc.	3.950%	9/15/26	3,850	3,961
RenaissanceRe Finance Inc.	3.450%	7/1/27	4,975	4,981
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,540	3,180
Torchmark Corp.	3.800%	9/15/22	1,130	1,175
Trinity Acquisition plc	4.400%	3/15/26	5,862	6,225
UnitedHealth Group Inc.	2.750%	2/15/23	5,400	5,475
UnitedHealth Group Inc.	2.875%	3/15/23	11,461	11,696
UnitedHealth Group Inc.	3.750%	7/15/25	23,742	25,229
UnitedHealth Group Inc.	3.100%	3/15/26	10,340	10,509
UnitedHealth Group Inc.	3.450%	1/15/27	12,860	13,367
UnitedHealth Group Inc.	3.375%	4/15/27	6,125	6,340
Unum Group	4.000%	3/15/24	5,175	5,459
Voya Financial Inc.	5.500%	7/15/22	2,636	2,947
Voya Financial Inc.	3.125%	7/15/24	4,200	4,180
Voya Financial Inc.	3.650%	6/15/26	6,000	6,071
Willis North America Inc.	3.600%	5/15/24	9,040	9,332
XLIT Ltd.	6.375%	11/15/24	1,954	2,316
XLIT Ltd.	4.450%	3/31/25	6,250	6,514
XLIT Ltd.	6.250%	5/15/27	2,460	2,962
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	925	988
ORIX Corp.	3.700%	7/18/27	5,784	5,869
Real Estate Investment Trusts (4.8%)
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	3,525	3,694
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	4,106	4,366
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	4,675	4,852
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	5,849	6,102
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	2,975	3,136
AvalonBay Communities Inc.	2.950%	9/15/22	500	511
AvalonBay Communities Inc.	2.850%	3/15/23	1,650	1,663
AvalonBay Communities Inc.	4.200%	12/15/23	4,650	5,034
AvalonBay Communities Inc.	3.500%	11/15/24	3,733	3,884
AvalonBay Communities Inc.	3.450%	6/1/25	6,401	6,620
AvalonBay Communities Inc.	3.500%	11/15/25	3,000	3,088
AvalonBay Communities Inc.	2.950%	5/11/26	5,890	5,844
AvalonBay Communities Inc.	2.900%	10/15/26	3,725	3,654
AvalonBay Communities Inc.	3.350%	5/15/27	4,725	4,826
Boston Properties LP	3.850%	2/1/23	7,986	8,479
Boston Properties LP	3.125%	9/1/23	6,127	6,326
Boston Properties LP	3.800%	2/1/24	10,432	10,988
Boston Properties LP	3.650%	2/1/26	12,536	12,918
Boston Properties LP	2.750%	10/1/26	9,033	8,679
Brixmor Operating Partnership LP	3.250%	9/15/23	6,419	6,399
Brixmor Operating Partnership LP	3.650%	6/15/24	3,300	3,311
Brixmor Operating Partnership LP	3.850%	2/1/25	8,917	8,978
Brixmor Operating Partnership LP	4.125%	6/15/26	8,095	8,203
Brixmor Operating Partnership LP	3.900%	3/15/27	5,225	5,257
Camden Property Trust	2.950%	12/15/22	5,825	5,843

42

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CBL & Associates LP	5.250%	12/1/23	6,864	6,857
CBL & Associates LP	4.600%	10/15/24	5,020	4,793
CBL & Associates LP	5.950%	12/15/26	1,425	1,441
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	4,618	4,772
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	5,128	5,077
Corporate Office Properties LP	3.600%	5/15/23	3,625	3,640
Corporate Office Properties LP	5.250%	2/15/24	3,075	3,307
Corporate Office Properties LP	5.000%	7/1/25	1,000	1,079
CubeSmart LP	4.375%	12/15/23	2,950	3,148
CubeSmart LP	4.000%	11/15/25	3,525	3,616
CubeSmart LP	3.125%	9/1/26	2,920	2,816
DCT Industrial Operating Partnership LP	4.500%	10/15/23	2,300	2,445
DDR Corp.	3.375%	5/15/23	6,805	6,735
DDR Corp.	3.900%	8/15/24	4,000	4,050
DDR Corp.	3.625%	2/1/25	8,625	8,434
DDR Corp.	4.250%	2/1/26	4,204	4,218
DDR Corp.	4.700%	6/1/27	5,125	5,302
Digital Realty Trust LP	3.625%	10/1/22	4,661	4,878
Digital Realty Trust LP	2.750%	2/1/23	1,000	1,004
Digital Realty Trust LP	4.750%	10/1/25	3,823	4,170
Digital Realty Trust LP	3.700%	8/15/27	12,625	12,875
Duke Realty LP	3.875%	10/15/22	4,293	4,516
Duke Realty LP	3.625%	4/15/23	2,500	2,599
Duke Realty LP	3.750%	12/1/24	3,650	3,807
Duke Realty LP	3.250%	6/30/26	1,800	1,804
EPR Properties	4.500%	4/1/25	3,850	3,954
EPR Properties	4.750%	12/15/26	5,100	5,301
EPR Properties	4.500%	6/1/27	6,375	6,489
ERP Operating LP	3.000%	4/15/23	4,125	4,209
ERP Operating LP	3.375%	6/1/25	2,950	3,034
ERP Operating LP	2.850%	11/1/26	5,940	5,840
ERP Operating LP	3.250%	8/1/27	2,000	2,028
Essex Portfolio LP	3.250%	5/1/23	5,715	5,796
Essex Portfolio LP	3.875%	5/1/24	4,739	4,955
Essex Portfolio LP	3.500%	4/1/25	5,290	5,367
Essex Portfolio LP	3.375%	4/15/26	5,200	5,189
Essex Portfolio LP	3.625%	5/1/27	3,300	3,352
Federal Realty Investment Trust	2.750%	6/1/23	5,352	5,288
Federal Realty Investment Trust	3.250%	7/15/27	2,950	2,957
HCP Inc.	4.000%	12/1/22	9,160	9,702
HCP Inc.	4.250%	11/15/23	15,439	16,542
HCP Inc.	4.200%	3/1/24	4,350	4,602
HCP Inc.	3.875%	8/15/24	8,360	8,681
HCP Inc.	3.400%	2/1/25	7,433	7,500
HCP Inc.	4.000%	6/1/25	8,169	8,561
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,875	1,934
Healthcare Trust of America Holdings LP	3.500%	8/1/26	3,050	3,024
Healthcare Trust of America Holdings LP	3.750%	7/1/27	10,222	10,326
Highwoods Realty LP	3.625%	1/15/23	800	816
Highwoods Realty LP	3.875%	3/1/27	3,950	4,030
Hospitality Properties Trust	4.500%	6/15/23	2,825	2,995
Hospitality Properties Trust	4.650%	3/15/24	3,140	3,291
Hospitality Properties Trust	4.500%	3/15/25	3,100	3,212
Hospitality Properties Trust	5.250%	2/15/26	4,650	5,034
Hospitality Properties Trust	4.950%	2/15/27	6,350	6,727
Host Hotels & Resorts LP	4.750%	3/1/23	5,448	5,893
Host Hotels & Resorts LP	3.750%	10/15/23	8,290	8,528
Host Hotels & Resorts LP	3.875%	4/1/24	6,914	7,125
Host Hotels & Resorts LP	4.000%	6/15/25	6,175	6,378
Kilroy Realty LP	3.800%	1/15/23	4,150	4,297
Kilroy Realty LP	4.375%	10/1/25	6,817	7,188
Kimco Realty Corp.	3.400%	11/1/22	5,475	5,683
Kimco Realty Corp.	3.125%	6/1/23	3,563	3,592
Kimco Realty Corp.	2.700%	3/1/24	3,315	3,233

43

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimco Realty Corp.	3.300%	2/1/25	1,075	1,083
Kimco Realty Corp.	2.800%	10/1/26	6,855	6,494
Kimco Realty Corp.	3.800%	4/1/27	8,077	8,271
Kite Realty Group LP	4.000%	10/1/26	2,875	2,787
Liberty Property LP	3.375%	6/15/23	4,223	4,311
Liberty Property LP	4.400%	2/15/24	3,426	3,682
Liberty Property LP	3.750%	4/1/25	4,550	4,707
Liberty Property LP	3.250%	10/1/26	4,850	4,804
LifeStorage LP	3.500%	7/1/26	5,431	5,238
Mack-Cali Realty LP	3.150%	5/15/23	985	940
Mid-America Apartments LP	4.300%	10/15/23	2,475	2,649
Mid-America Apartments LP	3.750%	6/15/24	5,140	5,335
Mid-America Apartments LP	4.000%	11/15/25	5,800	6,088
Mid-America Apartments LP	3.600%	6/1/27	9,600	9,780
National Retail Properties Inc.	3.800%	10/15/22	2,233	2,338
National Retail Properties Inc.	3.300%	4/15/23	2,775	2,830
National Retail Properties Inc.	3.900%	6/15/24	4,250	4,408
National Retail Properties Inc.	4.000%	11/15/25	3,618	3,756
National Retail Properties Inc.	3.600%	12/15/26	7,197	7,201
Omega Healthcare Investors Inc.	4.375%	8/1/23	10,425	10,829
Omega Healthcare Investors Inc.	4.950%	4/1/24	6,355	6,728
Omega Healthcare Investors Inc.	4.500%	1/15/25	4,450	4,567
Omega Healthcare Investors Inc.	5.250%	1/15/26	7,225	7,731
Omega Healthcare Investors Inc.	4.500%	4/1/27	4,235	4,293
Omega Healthcare Investors Inc.	4.750%	1/15/28	1,500	1,526
Physicians Realty LP	4.300%	3/15/27	3,950	4,074
Piedmont Operating Partnership LP	3.400%	6/1/23	1,000	994
Piedmont Operating Partnership LP	4.450%	3/15/24	4,525	4,725
Prologis LP	4.250%	8/15/23	10,172	11,175
Prologis LP	3.750%	11/1/25	7,020	7,439
Realty Income Corp.	3.250%	10/15/22	6,602	6,778
Realty Income Corp.	4.650%	8/1/23	6,605	7,203
Realty Income Corp.	3.875%	7/15/24	2,675	2,783
Realty Income Corp.	4.125%	10/15/26	10,868	11,366
Realty Income Corp.	3.000%	1/15/27	5,500	5,320
Regency Centers Corp.	3.750%	11/15/22	2,530	2,630
Regency Centers LP	3.600%	2/1/27	9,283	9,392
Sabra Health Care LP	5.125%	8/15/26	4,425	4,541
Select Income REIT	4.250%	5/15/24	4,150	4,181
Select Income REIT	4.500%	2/1/25	4,125	4,184
Simon Property Group LP	2.750%	2/1/23	7,077	7,142
Simon Property Group LP	3.750%	2/1/24	5,084	5,334
Simon Property Group LP	3.375%	10/1/24	8,373	8,597
Simon Property Group LP	3.500%	9/1/25	7,173	7,415
Simon Property Group LP	3.300%	1/15/26	11,323	11,487
Simon Property Group LP	3.250%	11/30/26	4,450	4,513
Simon Property Group LP	3.375%	6/15/27	11,200	11,408
Tanger Properties LP	3.750%	12/1/24	1,100	1,114
Tanger Properties LP	3.125%	9/1/26	3,690	3,504
Tanger Properties LP	3.875%	7/15/27	4,475	4,512
UDR Inc.	3.750%	7/1/24	5,080	5,268
UDR Inc.	4.000%	10/1/25	3,690	3,890
UDR Inc.	2.950%	9/1/26	3,915	3,773
UDR Inc.	3.500%	7/1/27	2,350	2,385
Ventas Realty LP	3.100%	1/15/23	6,700	6,796
Ventas Realty LP	3.125%	6/15/23	3,724	3,763
Ventas Realty LP	3.750%	5/1/24	3,555	3,669
Ventas Realty LP	3.500%	2/1/25	5,815	5,886
Ventas Realty LP	4.125%	1/15/26	5,726	5,995
Ventas Realty LP	3.250%	10/15/26	7,255	7,152
Ventas Realty LP	3.850%	4/1/27	2,514	2,580
VEREIT Operating Partnership LP	4.600%	2/6/24	7,621	8,040
VEREIT Operating Partnership LP	4.875%	6/1/26	6,742	7,239
VEREIT Operating Partnership LP	3.950%	8/15/27	9,896	9,926

44

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Washington Prime Group LP	5.950%	8/15/24	5,000	5,119
Washington REIT	3.950%	10/15/22	1,550	1,586
Weingarten Realty Investors	3.375%	10/15/22	2,550	2,612
Weingarten Realty Investors	3.500%	4/15/23	2,975	3,015
Weingarten Realty Investors	4.450%	1/15/24	725	764
Weingarten Realty Investors	3.850%	6/1/25	600	610
Welltower Inc.	3.750%	3/15/23	5,310	5,590
Welltower Inc.	4.500%	1/15/24	3,794	4,114
Welltower Inc.	4.000%	6/1/25	12,371	13,059
Welltower Inc.	4.250%	4/1/26	9,747	10,439
WP Carey Inc.	4.600%	4/1/24	5,858	6,204
WP Carey Inc.	4.000%	2/1/25	2,550	2,587
WP Carey Inc.	4.250%	10/1/26	2,575	2,641
				6,214,645
Industrial (59.7%)
Basic Industry (2.8%)
Agrium Inc.	3.150%	10/1/22	10,253	10,571
Agrium Inc.	3.500%	6/1/23	6,914	7,193
Agrium Inc.	3.375%	3/15/25	7,963	8,033
Air Products & Chemicals Inc.	2.750%	2/3/23	2,850	2,918
Air Products & Chemicals Inc.	3.350%	7/31/24	6,495	6,758
Airgas Inc.	3.650%	7/15/24	3,444	3,627
Albemarle Corp.	4.150%	12/1/24	4,900	5,217
Barrick Gold Corp.	4.100%	5/1/23	8,281	8,964
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	17,665	19,127
Braskem Finance Ltd.	6.450%	2/3/24	8,600	9,653
Celanese US Holdings LLC	4.625%	11/15/22	3,373	3,660
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	5,900	6,228
Cytec Industries Inc.	3.500%	4/1/23	6,631	6,791
Dow Chemical Co.	3.000%	11/15/22	16,492	16,926
Dow Chemical Co.	3.500%	10/1/24	11,439	11,918
Eastman Chemical Co.	3.800%	3/15/25	8,679	8,976
Ecolab Inc.	3.250%	1/14/23	2,933	3,047
Ecolab Inc.	2.700%	11/1/26	10,467	10,199
EI du Pont de Nemours & Co.	2.800%	2/15/23	14,730	14,971
Fibria Overseas Finance Ltd.	5.250%	5/12/24	5,393	5,723
Fibria Overseas Finance Ltd.	5.500%	1/17/27	8,180	8,528
FMC Corp.	4.100%	2/1/24	4,400	4,567
Georgia-Pacific LLC	8.000%	1/15/24	2,541	3,295
Georgia-Pacific LLC	7.375%	12/1/25	2,427	3,159
Goldcorp Inc.	3.700%	3/15/23	14,842	15,487
HB Fuller Co.	4.000%	2/15/27	550	573
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,475	1,509
International Paper Co.	3.650%	6/15/24	6,519	6,800
International Paper Co.	3.800%	1/15/26	11,325	11,759
International Paper Co.	3.000%	2/15/27	12,540	12,165
LYB International Finance BV	4.000%	7/15/23	8,060	8,569
LYB International Finance II BV	3.500%	3/2/27	14,700	14,737
LyondellBasell Industries NV	5.750%	4/15/24	12,461	14,315
Methanex Corp.	4.250%	12/1/24	4,040	4,029
Monsanto Co.	2.200%	7/15/22	1,350	1,326
Monsanto Co.	3.375%	7/15/24	8,905	9,131
Monsanto Co.	2.850%	4/15/25	4,625	4,562
Monsanto Co.	5.500%	8/15/25	575	657
Mosaic Co.	4.250%	11/15/23	10,300	10,792
NewMarket Corp.	4.100%	12/15/22	1,360	1,421
Nucor Corp.	4.125%	9/15/22	6,066	6,503
Nucor Corp.	4.000%	8/1/23	5,439	5,811
Packaging Corp. of America	4.500%	11/1/23	8,130	8,869
Packaging Corp. of America	3.650%	9/15/24	4,980	5,145
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	4,915	5,057
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	4,050	4,013
Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	17,150	18,026

45

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Praxair Inc.	2.200%	8/15/22	1,543	1,547
Praxair Inc.	2.700%	2/21/23	2,475	2,504
Praxair Inc.	2.650%	2/5/25	4,243	4,220
Praxair Inc.	3.200%	1/30/26	9,125	9,395
Reliance Steel & Aluminum Co.	4.500%	4/15/23	4,325	4,580
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	13,015	13,833
RPM International Inc.	3.450%	11/15/22	3,405	3,532
RPM International Inc.	3.750%	3/15/27	8,099	8,306
Sherwin-Williams Co.	3.125%	6/1/24	11,900	12,075
Sherwin-Williams Co.	3.450%	8/1/25	4,625	4,704
Sherwin-Williams Co.	3.950%	1/15/26	3,200	3,374
Sherwin-Williams Co.	3.450%	6/1/27	11,575	11,697
Southern Copper Corp.	3.500%	11/8/22	3,030	3,122
Southern Copper Corp.	3.875%	4/23/25	5,975	6,188
Vale Overseas Ltd.	6.250%	8/10/26	23,040	26,122
Westlake Chemical Corp.	3.600%	8/15/26	13,205	13,303
2 WestRock Co.	3.000%	9/15/24	3,000	3,003
WestRock RKT Co.	4.000%	3/1/23	4,370	4,647
Weyerhaeuser Co.	3.250%	3/15/23	750	767
Weyerhaeuser Co.	4.625%	9/15/23	5,280	5,806
Weyerhaeuser Co.	8.500%	1/15/25	1,375	1,801
Yamana Gold Inc.	4.950%	7/15/24	2,835	2,874
Capital Goods (4.4%)
3M Co.	3.000%	8/7/25	4,624	4,718
3M Co.	2.250%	9/19/26	8,580	8,191
Allegion plc	5.875%	9/15/23	2,500	2,675
Bemis Co. Inc.	3.100%	9/15/26	2,400	2,396
Boeing Co.	1.875%	6/15/23	4,300	4,216
Boeing Co.	7.950%	8/15/24	3,780	5,031
Boeing Co.	2.850%	10/30/24	6,108	6,254
Boeing Co.	2.500%	3/1/25	220	218
Boeing Co.	2.600%	10/30/25	3,150	3,145
Boeing Co.	2.250%	6/15/26	2,725	2,636
Boeing Co.	2.800%	3/1/27	2,300	2,315
Carlisle Cos. Inc.	3.750%	11/15/22	3,775	3,890
Caterpillar Financial Services Corp.	2.625%	3/1/23	2,735	2,767
Caterpillar Financial Services Corp.	3.750%	11/24/23	6,435	6,889
Caterpillar Financial Services Corp.	3.300%	6/9/24	3,750	3,897
Caterpillar Financial Services Corp.	3.250%	12/1/24	4,900	5,128
Caterpillar Financial Services Corp.	2.400%	8/9/26	5,650	5,467
Caterpillar Inc.	3.400%	5/15/24	14,472	15,184
Crane Co.	4.450%	12/15/23	2,550	2,714
Dover Corp.	3.150%	11/15/25	6,450	6,599
Eagle Materials Inc.	4.500%	8/1/26	649	677
Eaton Corp.	2.750%	11/2/22	17,603	17,868
Embraer Netherlands Finance BV	5.050%	6/15/25	14,258	15,100
Embraer Netherlands Finance BV	5.400%	2/1/27	7,975	8,519
2 Embraer Overseas Ltd.	5.696%	9/16/23	2,725	2,978
Emerson Electric Co.	2.625%	2/15/23	4,800	4,868
Emerson Electric Co.	3.150%	6/1/25	4,550	4,717
Flowserve Corp.	3.500%	9/15/22	4,625	4,702
Flowserve Corp.	4.000%	11/15/23	4,225	4,364
Fortive Corp.	3.150%	6/15/26	10,152	10,282
Fortune Brands Home & Security Inc.	4.000%	6/15/25	3,600	3,794
General Dynamics Corp.	2.250%	11/15/22	12,199	12,248
General Dynamics Corp.	1.875%	8/15/23	7,854	7,662
General Dynamics Corp.	2.125%	8/15/26	5,000	4,768
General Electric Capital Corp.	3.150%	9/7/22	12,232	12,687
General Electric Capital Corp.	3.100%	1/9/23	17,097	17,871
General Electric Co.	2.700%	10/9/22	33,438	34,228
General Electric Co.	3.375%	3/11/24	8,946	9,429
General Electric Co.	3.450%	5/15/24	8,028	8,484
Harris Corp.	3.832%	4/27/25	4,680	4,904

46

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hexcel Corp.	4.700%	8/15/25	500	539
Hexcel Corp.	3.950%	2/15/27	7,355	7,570
Honeywell International Inc.	3.350%	12/1/23	2,775	2,939
Honeywell International Inc.	2.500%	11/1/26	16,517	16,051
Hubbell Inc.	3.350%	3/1/26	3,704	3,766
Hubbell Inc.	3.150%	8/15/27	3,500	3,538
Illinois Tool Works Inc.	3.500%	3/1/24	9,439	9,988
Illinois Tool Works Inc.	2.650%	11/15/26	14,261	14,063
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	10,227	11,076
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	2,838	2,954
John Deere Capital Corp.	2.800%	1/27/23	4,289	4,387
John Deere Capital Corp.	2.800%	3/6/23	13,859	14,160
John Deere Capital Corp.	3.350%	6/12/24	6,245	6,545
John Deere Capital Corp.	2.650%	6/24/24	2,825	2,833
John Deere Capital Corp.	3.400%	9/11/25	2,175	2,279
John Deere Capital Corp.	2.650%	6/10/26	6,780	6,700
Johnson Controls International plc	3.625%	7/2/24	4,097	4,295
Johnson Controls International plc	3.900%	2/14/26	7,497	7,995
L3 Technologies Inc.	3.950%	5/28/24	4,186	4,345
L3 Technologies Inc.	3.850%	12/15/26	8,150	8,477
Leggett & Platt Inc.	3.800%	11/15/24	2,700	2,775
Legrand France SA	8.500%	2/15/25	3,485	4,556
Lennox International Inc.	3.000%	11/15/23	3,575	3,608
Lockheed Martin Corp.	3.100%	1/15/23	3,200	3,314
Lockheed Martin Corp.	2.900%	3/1/25	10,634	10,711
Lockheed Martin Corp.	3.550%	1/15/26	23,430	24,495
Martin Marietta Materials Inc.	4.250%	7/2/24	2,550	2,713
Martin Marietta Materials Inc.	3.450%	6/1/27	3,875	3,906
Masco Corp.	4.450%	4/1/25	4,810	5,107
Masco Corp.	4.375%	4/1/26	9,350	9,907
Mohawk Industries Inc.	3.850%	2/1/23	4,590	4,805
Northrop Grumman Corp.	3.250%	8/1/23	10,858	11,292
Northrop Grumman Corp.	3.200%	2/1/27	7,350	7,511
Northrop Grumman Systems Corp.	7.875%	3/1/26	1,300	1,737
Owens Corning	4.200%	12/15/22	6,437	6,793
Owens Corning	4.200%	12/1/24	2,850	2,980
Owens Corning	3.400%	8/15/26	6,450	6,405
Parker-Hannifin Corp.	3.500%	9/15/22	5,195	5,467
Parker-Hannifin Corp.	3.300%	11/21/24	4,497	4,669
2 Parker-Hannifin Corp.	3.250%	3/1/27	15,728	16,035
Precision Castparts Corp.	2.500%	1/15/23	12,297	12,430
Precision Castparts Corp.	3.250%	6/15/25	12,698	12,891
Raytheon Co.	2.500%	12/15/22	13,120	13,304
Raytheon Co.	3.150%	12/15/24	2,375	2,435
Raytheon Co.	7.200%	8/15/27	1,455	1,984
Republic Services Inc.	4.750%	5/15/23	7,018	7,824
Republic Services Inc.	3.200%	3/15/25	5,869	5,990
Republic Services Inc.	2.900%	7/1/26	5,825	5,779
Rockwell Automation Inc.	2.875%	3/1/25	1,500	1,497
Rockwell Collins Inc.	3.700%	12/15/23	3,515	3,696
Rockwell Collins Inc.	3.200%	3/15/24	14,355	14,607
Rockwell Collins Inc.	3.500%	3/15/27	14,980	15,319
Roper Technologies Inc.	3.125%	11/15/22	5,247	5,363
Roper Technologies Inc.	3.850%	12/15/25	3,850	4,041
Roper Technologies Inc.	3.800%	12/15/26	13,300	13,825
Snap-on Inc.	3.250%	3/1/27	2,910	2,989
Spirit AeroSystems Inc.	3.850%	6/15/26	3,260	3,325
Stanley Black & Decker Inc.	2.900%	11/1/22	8,624	8,829
Textron Inc.	4.300%	3/1/24	2,740	2,905
Textron Inc.	3.875%	3/1/25	3,250	3,370
Textron Inc.	4.000%	3/15/26	4,750	4,991
Textron Inc.	3.650%	3/15/27	6,650	6,788
Timken Co.	3.875%	9/1/24	2,685	2,743
United Technologies Corp.	2.800%	5/4/24	10,903	11,007

47

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Technologies Corp.	2.650%	11/1/26	12,425	12,106
United Technologies Corp.	3.125%	5/4/27	11,445	11,514
Vulcan Materials Co.	4.500%	4/1/25	4,805	5,174
Vulcan Materials Co.	3.900%	4/1/27	6,600	6,828
Wabtec Corp.	3.450%	11/15/26	6,942	6,903
Waste Management Inc.	2.900%	9/15/22	6,360	6,532
Waste Management Inc.	2.400%	5/15/23	9,750	9,710
Waste Management Inc.	3.500%	5/15/24	3,205	3,367
Waste Management Inc.	3.125%	3/1/25	6,591	6,738
Waste Management Inc.	7.100%	8/1/26	1,300	1,703
Xylem Inc.	3.250%	11/1/26	5,125	5,173
Communication (8.1%)
21st Century Fox America Inc.	3.000%	9/15/22	12,601	12,857
21st Century Fox America Inc.	4.000%	10/1/23	3,500	3,723
21st Century Fox America Inc.	3.700%	9/15/24	4,510	4,731
21st Century Fox America Inc.	3.700%	10/15/25	1,575	1,644
21st Century Fox America Inc.	7.700%	10/30/25	685	893
21st Century Fox America Inc.	3.375%	11/15/26	6,800	6,893
Activision Blizzard Inc.	3.400%	9/15/26	12,718	12,964
Activision Blizzard Inc.	3.400%	6/15/27	4,450	4,519
American Tower Corp.	3.500%	1/31/23	15,093	15,681
American Tower Corp.	5.000%	2/15/24	11,669	12,881
American Tower Corp.	4.000%	6/1/25	11,638	12,134
American Tower Corp.	4.400%	2/15/26	4,373	4,654
American Tower Corp.	3.375%	10/15/26	9,737	9,656
American Tower Corp.	3.125%	1/15/27	2,575	2,502
American Tower Corp.	3.550%	7/15/27	7,080	7,049
AT&T Inc.	2.625%	12/1/22	17,039	16,897
AT&T Inc.	2.850%	2/14/23	20,000	19,943
AT&T Inc.	3.600%	2/17/23	29,660	30,598
AT&T Inc.	3.800%	3/1/24	12,691	13,065
AT&T Inc.	3.900%	3/11/24	10,634	11,073
AT&T Inc.	4.450%	4/1/24	13,752	14,753
AT&T Inc.	3.400%	8/14/24	34,446	34,716
AT&T Inc.	3.950%	1/15/25	21,925	22,657
AT&T Inc.	3.400%	5/15/25	53,378	53,189
AT&T Inc.	4.125%	2/17/26	27,874	28,886
AT&T Inc.	4.250%	3/1/27	25,897	26,876
AT&T Inc.	3.900%	8/14/27	57,400	58,002
CBS Corp.	2.500%	2/15/23	5,800	5,766
CBS Corp.	3.700%	8/15/24	9,133	9,391
CBS Corp.	3.500%	1/15/25	3,750	3,832
CBS Corp.	4.000%	1/15/26	11,469	12,023
CBS Corp.	2.900%	1/15/27	6,050	5,789
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	11,166	11,742
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.908%	7/23/25	56,296	60,182
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,564	12,796
Comcast Corp.	2.850%	1/15/23	8,547	8,710
Comcast Corp.	2.750%	3/1/23	15,657	15,851
Comcast Corp.	3.000%	2/1/24	17,301	17,673
Comcast Corp.	3.600%	3/1/24	11,266	11,877
Comcast Corp.	3.375%	2/15/25	11,383	11,756
Comcast Corp.	3.375%	8/15/25	18,039	18,588
Comcast Corp.	3.150%	3/1/26	25,127	25,328
Comcast Corp.	2.350%	1/15/27	10,040	9,407
Comcast Corp.	3.300%	2/1/27	22,200	22,610
Crown Castle International Corp.	5.250%	1/15/23	20,331	22,678
Crown Castle International Corp.	3.200%	9/1/24	11,525	11,573
Crown Castle International Corp.	4.450%	2/15/26	11,628	12,445
Crown Castle International Corp.	3.700%	6/15/26	7,781	7,861
Crown Castle International Corp.	4.000%	3/1/27	4,945	5,122
Crown Castle International Corp.	3.650%	9/1/27	5,500	5,531

48

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Discovery Communications LLC	3.250%	4/1/23	2,200	2,211
Discovery Communications LLC	3.800%	3/13/24	5,350	5,439
Discovery Communications LLC	3.450%	3/15/25	3,300	3,227
Discovery Communications LLC	4.900%	3/11/26	10,327	10,899
Electronic Arts Inc.	4.800%	3/1/26	4,596	5,131
Grupo Televisa SAB	6.625%	3/18/25	7,900	9,504
Grupo Televisa SAB	4.625%	1/30/26	2,290	2,469
Historic TW Inc.	9.150%	2/1/23	2,810	3,644
Interpublic Group of Cos. Inc.	3.750%	2/15/23	4,064	4,265
Interpublic Group of Cos. Inc.	4.200%	4/15/24	8,475	8,980
Moody's Corp.	4.500%	9/1/22	3,046	3,311
2 Moody's Corp.	2.625%	1/15/23	8,758	8,787
Moody's Corp.	4.875%	2/15/24	7,864	8,771
NBCUniversal Media LLC	2.875%	1/15/23	16,724	17,081
Omnicom Group Inc.	3.650%	11/1/24	12,398	12,822
Omnicom Group Inc.	3.600%	4/15/26	13,532	13,770
Pacific Bell Telephone Co.	7.125%	3/15/26	1,352	1,685
RELX Capital Inc.	3.125%	10/15/22	6,894	6,984
Rogers Communications Inc.	3.000%	3/15/23	5,456	5,566
Rogers Communications Inc.	4.100%	10/1/23	10,345	11,148
Rogers Communications Inc.	3.625%	12/15/25	7,912	8,223
Rogers Communications Inc.	2.900%	11/15/26	5,671	5,562
S&P Global Inc.	4.000%	6/15/25	9,056	9,594
S&P Global Inc.	4.400%	2/15/26	8,120	8,828
S&P Global Inc.	2.950%	1/22/27	8,950	8,768
Scripps Networks Interactive Inc.	3.900%	11/15/24	5,632	5,741
Scripps Networks Interactive Inc.	3.950%	6/15/25	5,500	5,625
TCI Communications Inc.	7.875%	2/15/26	1,457	1,973
Telefonica Emisiones SAU	4.570%	4/27/23	6,850	7,525
Telefonica Emisiones SAU	4.103%	3/8/27	17,980	18,758
TELUS Corp.	2.800%	2/16/27	2,575	2,459
Thomson Reuters Corp.	4.300%	11/23/23	3,250	3,492
Thomson Reuters Corp.	3.850%	9/29/24	6,075	6,404
Thomson Reuters Corp.	3.350%	5/15/26	9,000	9,107
Time Warner Cos. Inc.	7.570%	2/1/24	4,220	5,279
Time Warner Entertainment Co. LP	8.375%	3/15/23	10,623	13,291
Time Warner Inc.	4.050%	12/15/23	5,478	5,828
Time Warner Inc.	3.550%	6/1/24	9,253	9,484
Time Warner Inc.	3.600%	7/15/25	21,312	21,541
Time Warner Inc.	3.875%	1/15/26	7,040	7,157
Time Warner Inc.	2.950%	7/15/26	5,193	4,908
Time Warner Inc.	3.800%	2/15/27	19,641	19,699
Verizon Communications Inc.	2.450%	11/1/22	16,236	16,059
Verizon Communications Inc.	5.150%	9/15/23	69,238	77,278
Verizon Communications Inc.	4.150%	3/15/24	14,309	15,171
Verizon Communications Inc.	3.500%	11/1/24	32,733	33,330
2 Verizon Communications Inc.	3.376%	2/15/25	33,880	34,007
Verizon Communications Inc.	2.625%	8/15/26	26,230	24,573
Verizon Communications Inc.	4.125%	3/16/27	39,555	41,080
Viacom Inc.	4.250%	9/1/23	11,135	11,487
Viacom Inc.	3.875%	4/1/24	9,413	9,485
Viacom Inc.	3.450%	10/4/26	10,060	9,685
Vodafone Group plc	2.500%	9/26/22	12,887	12,993
Vodafone Group plc	2.950%	2/19/23	14,132	14,406
Walt Disney Co.	2.350%	12/1/22	8,873	8,940
Walt Disney Co.	3.150%	9/17/25	12,235	12,574
Walt Disney Co.	3.000%	2/13/26	10,884	11,069
Walt Disney Co.	1.850%	7/30/26	13,275	12,265
Walt Disney Co.	2.950%	6/15/27	6,650	6,722
WPP Finance 2010	3.625%	9/7/22	8,010	8,420
WPP Finance 2010	3.750%	9/19/24	6,086	6,240
Consumer Cyclical (7.5%)
Advance Auto Parts Inc.	4.500%	12/1/23	4,500	4,766

49

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alibaba Group Holding Ltd.	3.600%	11/28/24	20,775	21,727
Amazon.com Inc.	2.500%	11/29/22	18,303	18,521
2 Amazon.com Inc.	2.400%	2/22/23	12,700	12,767
2 Amazon.com Inc.	2.800%	8/22/24	25,500	25,868
Amazon.com Inc.	3.800%	12/5/24	9,571	10,310
2 Amazon.com Inc.	3.150%	8/22/27	37,500	38,168
American Honda Finance Corp.	2.900%	2/16/24	10,340	10,547
American Honda Finance Corp.	2.300%	9/9/26	2,792	2,668
Automatic Data Processing Inc.	3.375%	9/15/25	10,176	10,615
AutoNation Inc.	4.500%	10/1/25	5,830	6,215
AutoZone Inc.	2.875%	1/15/23	4,650	4,629
AutoZone Inc.	3.125%	7/15/23	1,542	1,566
AutoZone Inc.	3.250%	4/15/25	6,105	6,084
AutoZone Inc.	3.125%	4/21/26	6,176	5,955
AutoZone Inc.	3.750%	6/1/27	6,860	6,976
Bed Bath & Beyond Inc.	3.749%	8/1/24	2,100	2,116
Block Financial LLC	5.500%	11/1/22	4,350	4,775
Block Financial LLC	5.250%	10/1/25	4,800	5,227
BorgWarner Inc.	3.375%	3/15/25	4,575	4,652
Coach Inc.	4.250%	4/1/25	5,893	6,120
Coach Inc.	4.125%	7/15/27	5,980	6,015
Costco Wholesale Corp.	2.750%	5/18/24	12,361	12,503
Costco Wholesale Corp.	3.000%	5/18/27	13,170	13,289
Cummins Inc.	3.650%	10/1/23	4,483	4,775
CVS Health Corp.	2.750%	12/1/22	19,637	19,764
CVS Health Corp.	4.750%	12/1/22	3,324	3,670
CVS Health Corp.	4.000%	12/5/23	15,148	16,159
CVS Health Corp.	3.375%	8/12/24	6,498	6,673
CVS Health Corp.	3.875%	7/20/25	30,931	32,412
CVS Health Corp.	2.875%	6/1/26	25,169	24,564
Darden Restaurants Inc.	3.850%	5/1/27	5,050	5,260
Delphi Automotive plc	4.250%	1/15/26	7,600	8,168
Delphi Corp.	4.150%	3/15/24	7,627	8,119
Dollar General Corp.	3.250%	4/15/23	7,998	8,181
Dollar General Corp.	4.150%	11/1/25	5,029	5,402
Dollar General Corp.	3.875%	4/15/27	6,675	6,976
DR Horton Inc.	4.375%	9/15/22	3,000	3,210
DR Horton Inc.	4.750%	2/15/23	5,100	5,565
DR Horton Inc.	5.750%	8/15/23	2,800	3,202
eBay Inc.	2.750%	1/30/23	11,610	11,634
eBay Inc.	3.450%	8/1/24	5,934	6,076
eBay Inc.	3.600%	6/5/27	9,625	9,592
Expedia Inc.	4.500%	8/15/24	5,485	5,858
Expedia Inc.	5.000%	2/15/26	7,293	8,052
Ford Motor Co.	4.346%	12/8/26	14,309	14,820
Ford Motor Credit Co. LLC	4.250%	9/20/22	9,475	10,018
Ford Motor Credit Co. LLC	3.096%	5/4/23	10,021	9,959
Ford Motor Credit Co. LLC	4.375%	8/6/23	10,139	10,706
Ford Motor Credit Co. LLC	3.810%	1/9/24	16,614	16,970
Ford Motor Credit Co. LLC	3.664%	9/8/24	7,150	7,190
Ford Motor Credit Co. LLC	4.134%	8/4/25	19,883	20,398
Ford Motor Credit Co. LLC	4.389%	1/8/26	12,255	12,702
General Motors Co.	4.875%	10/2/23	20,379	21,917
General Motors Co.	4.000%	4/1/25	4,290	4,340
General Motors Financial Co. Inc.	3.700%	5/9/23	15,236	15,513
General Motors Financial Co. Inc.	4.250%	5/15/23	8,063	8,412
General Motors Financial Co. Inc.	3.950%	4/13/24	12,420	12,717
General Motors Financial Co. Inc.	4.000%	1/15/25	14,928	15,125
General Motors Financial Co. Inc.	4.300%	7/13/25	8,717	8,973
General Motors Financial Co. Inc.	5.250%	3/1/26	14,375	15,655
General Motors Financial Co. Inc.	4.000%	10/6/26	9,827	9,832
General Motors Financial Co. Inc.	4.350%	1/17/27	18,313	18,805
Harley-Davidson Inc.	3.500%	7/28/25	4,000	4,136
Harman International Industries Inc.	4.150%	5/15/25	3,221	3,380

50

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Home Depot Inc.	2.700%	4/1/23	12,336	12,523
Home Depot Inc.	3.750%	2/15/24	14,671	15,718
Home Depot Inc.	3.350%	9/15/25	11,195	11,715
Home Depot Inc.	3.000%	4/1/26	13,968	14,188
Home Depot Inc.	2.125%	9/15/26	9,609	9,093
Hyatt Hotels Corp.	3.375%	7/15/23	3,925	4,019
Hyatt Hotels Corp.	4.850%	3/15/26	2,150	2,377
JD.com Inc.	3.875%	4/29/26	5,600	5,642
Kohl's Corp.	3.250%	2/1/23	2,825	2,762
Kohl's Corp.	4.750%	12/15/23	2,263	2,357
Kohl's Corp.	4.250%	7/17/25	7,724	7,805
Lear Corp.	4.750%	1/15/23	1,550	1,600
Lear Corp.	5.375%	3/15/24	5,000	5,325
Lear Corp.	5.250%	1/15/25	5,965	6,390
Lear Corp.	3.800%	9/15/27	4,700	4,706
Lowe's Cos. Inc.	3.875%	9/15/23	5,366	5,783
Lowe's Cos. Inc.	3.125%	9/15/24	3,779	3,893
Lowe's Cos. Inc.	3.375%	9/15/25	13,852	14,479
Lowe's Cos. Inc.	2.500%	4/15/26	15,628	15,082
Lowe's Cos. Inc.	3.100%	5/3/27	18,925	19,063
Macy's Retail Holdings Inc.	2.875%	2/15/23	11,268	10,597
Macy's Retail Holdings Inc.	4.375%	9/1/23	4,435	4,446
Macy's Retail Holdings Inc.	3.625%	6/1/24	5,043	4,780
Macy's Retail Holdings Inc.	6.650%	7/15/24	991	1,087
Magna International Inc.	3.625%	6/15/24	8,983	9,442
Magna International Inc.	4.150%	10/1/25	6,950	7,492
Marriott International Inc.	3.250%	9/15/22	2,500	2,574
Marriott International Inc.	3.750%	3/15/25	5,550	5,782
Marriott International Inc.	3.750%	10/1/25	2,110	2,187
Marriott International Inc.	3.125%	6/15/26	9,034	9,008
Mastercard Inc.	3.375%	4/1/24	13,931	14,663
Mastercard Inc.	2.950%	11/21/26	8,475	8,576
McDonald's Corp.	3.250%	6/10/24	1,625	1,685
McDonald's Corp.	3.375%	5/26/25	12,145	12,548
McDonald's Corp.	3.700%	1/30/26	18,819	19,773
McDonald's Corp.	3.500%	3/1/27	11,680	12,088
NIKE Inc.	2.250%	5/1/23	2,099	2,094
NIKE Inc.	2.375%	11/1/26	14,223	13,746
Nordstrom Inc.	4.000%	3/15/27	3,600	3,616
NVR Inc.	3.950%	9/15/22	5,152	5,414
O'Reilly Automotive Inc.	3.800%	9/1/22	2,250	2,363
O'Reilly Automotive Inc.	3.850%	6/15/23	6,625	6,948
O'Reilly Automotive Inc.	3.550%	3/15/26	3,696	3,739
O'Reilly Automotive Inc.	3.600%	9/1/27	2,350	2,359
Priceline Group Inc.	2.750%	3/15/23	1,750	1,759
Priceline Group Inc.	3.650%	3/15/25	7,350	7,569
Priceline Group Inc.	3.600%	6/1/26	12,358	12,654
QVC Inc.	4.375%	3/15/23	6,618	6,847
QVC Inc.	4.850%	4/1/24	8,618	9,087
QVC Inc.	4.450%	2/15/25	5,750	5,844
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	6,900	7,676
Staples Inc.	5.375%	1/12/23	3,975	3,975
Starbucks Corp.	3.850%	10/1/23	8,519	9,219
Starbucks Corp.	2.450%	6/15/26	5,650	5,500
Target Corp.	3.500%	7/1/24	10,375	10,834
Target Corp.	2.500%	4/15/26	12,695	12,149
TJX Cos. Inc.	2.500%	5/15/23	7,609	7,675
TJX Cos. Inc.	2.250%	9/15/26	9,931	9,367
Toyota Motor Credit Corp.	2.625%	1/10/23	5,839	5,921
Toyota Motor Credit Corp.	2.250%	10/18/23	6,225	6,170
Toyota Motor Credit Corp.	2.900%	4/17/24	8,835	9,049
Toyota Motor Credit Corp.	3.200%	1/11/27	7,133	7,389
Visa Inc.	2.800%	12/14/22	30,852	31,633

51

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Visa Inc.	3.150%	12/14/25	49,918	51,183
Wal-Mart Stores Inc.	2.550%	4/11/23	19,586	19,917
Wal-Mart Stores Inc.	3.300%	4/22/24	20,713	21,820
Wal-Mart Stores Inc.	5.875%	4/5/27	5,566	6,984
Walgreen Co.	3.100%	9/15/22	9,527	9,760
Walgreens Boots Alliance Inc.	3.800%	11/18/24	25,198	26,241
Walgreens Boots Alliance Inc.	3.450%	6/1/26	26,167	26,240
Wyndham Worldwide Corp.	3.900%	3/1/23	2,950	2,935
Wyndham Worldwide Corp.	4.150%	4/1/24	3,225	3,250
Wyndham Worldwide Corp.	5.100%	10/1/25	4,647	4,914
Wyndham Worldwide Corp.	4.500%	4/1/27	4,450	4,543
Consumer Noncyclical (15.2%)
Abbott Laboratories	3.250%	4/15/23	8,580	8,821
Abbott Laboratories	3.400%	11/30/23	21,984	22,661
Abbott Laboratories	2.950%	3/15/25	11,191	11,055
Abbott Laboratories	3.875%	9/15/25	1,400	1,466
Abbott Laboratories	3.750%	11/30/26	41,259	42,585
AbbVie Inc.	2.900%	11/6/22	29,426	29,925
AbbVie Inc.	3.200%	11/6/22	14,748	15,139
AbbVie Inc.	2.850%	5/14/23	14,403	14,533
AbbVie Inc.	3.600%	5/14/25	41,501	42,817
AbbVie Inc.	3.200%	5/14/26	25,221	25,216
Actavis Inc.	3.250%	10/1/22	16,945	17,410
Agilent Technologies Inc.	3.200%	10/1/22	5,950	6,102
Agilent Technologies Inc.	3.875%	7/15/23	4,175	4,364
Agilent Technologies Inc.	3.050%	9/22/26	3,000	2,941
Allergan Funding SCS	3.850%	6/15/24	15,992	16,857
Allergan Funding SCS	3.800%	3/15/25	47,950	49,998
Allergan Inc.	2.800%	3/15/23	3,650	3,647
Altria Group Inc.	2.950%	5/2/23	3,172	3,234
Altria Group Inc.	4.000%	1/31/24	21,585	23,180
Altria Group Inc.	2.625%	9/16/26	3,650	3,553
AmerisourceBergen Corp.	3.400%	5/15/24	4,685	4,823
AmerisourceBergen Corp.	3.250%	3/1/25	5,475	5,595
Amgen Inc.	2.250%	8/19/23	4,311	4,222
Amgen Inc.	3.625%	5/22/24	19,744	20,756
Amgen Inc.	3.125%	5/1/25	9,646	9,746
Amgen Inc.	2.600%	8/19/26	17,992	17,304
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	12,618	12,692
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	75,931	78,799
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	15,901	16,847
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	128,532	133,896
Archer-Daniels-Midland Co.	2.500%	8/11/26	11,318	10,971
AstraZeneca plc	3.375%	11/16/25	23,361	23,852
AstraZeneca plc	3.125%	6/12/27	7,760	7,749
2 BAT Capital Corp.	3.222%	8/15/24	22,525	22,692
2 BAT Capital Corp.	3.557%	8/15/27	44,650	45,365
Baxalta Inc.	4.000%	6/23/25	26,929	28,381
Baxter International Inc.	2.600%	8/15/26	7,295	7,072
Beam Suntory Inc.	3.250%	6/15/23	1,050	1,078
Becton Dickinson & Co.	3.875%	5/15/24	3,500	3,645
Becton Dickinson & Co.	3.363%	6/6/24	19,400	19,646
Becton Dickinson & Co.	3.734%	12/15/24	17,090	17,641
Becton Dickinson & Co.	3.700%	6/6/27	24,915	25,297
Bestfoods	7.250%	12/15/26	519	691
Biogen Inc.	3.625%	9/15/22	12,170	12,785
Biogen Inc.	4.050%	9/15/25	20,822	22,214
Boston Scientific Corp.	4.125%	10/1/23	2,710	2,894
Boston Scientific Corp.	3.850%	5/15/25	10,250	10,671
Bristol-Myers Squibb Co.	7.150%	6/15/23	900	1,112
Bristol-Myers Squibb Co.	3.250%	11/1/23	9,945	10,445
Bunge Ltd. Finance Corp.	3.250%	8/15/26	9,210	8,978
Campbell Soup Co.	3.300%	3/19/25	2,850	2,901

52

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cardinal Health Inc.	3.200%	3/15/23	5,509	5,628
Cardinal Health Inc.	3.079%	6/15/24	16,450	16,678
Cardinal Health Inc.	3.500%	11/15/24	1,608	1,661
Cardinal Health Inc.	3.750%	9/15/25	2,755	2,901
Cardinal Health Inc.	3.410%	6/15/27	13,860	14,030
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	4,290	4,228
Celgene Corp.	4.000%	8/15/23	6,393	6,898
Celgene Corp.	3.625%	5/15/24	9,752	10,190
Celgene Corp.	3.875%	8/15/25	27,305	28,898
Church & Dwight Co. Inc.	2.875%	10/1/22	900	916
Church & Dwight Co. Inc.	3.150%	8/1/27	4,450	4,457
Clorox Co.	3.050%	9/15/22	5,625	5,820
Clorox Co.	3.500%	12/15/24	5,428	5,628
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	4,950	5,108
Coca-Cola Co.	2.500%	4/1/23	11,278	11,444
Coca-Cola Co.	3.200%	11/1/23	11,754	12,291
Coca-Cola Co.	2.875%	10/27/25	21,469	21,785
Coca-Cola Co.	2.550%	6/1/26	6,150	6,082
Coca-Cola Co.	2.250%	9/1/26	10,769	10,349
Coca-Cola Co.	2.900%	5/25/27	5,200	5,256
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	10,930	11,655
Colgate-Palmolive Co.	1.950%	2/1/23	4,575	4,527
Colgate-Palmolive Co.	2.100%	5/1/23	4,076	4,031
Colgate-Palmolive Co.	3.250%	3/15/24	8,209	8,612
Conagra Brands Inc.	3.250%	9/15/22	2,675	2,753
Conagra Brands Inc.	3.200%	1/25/23	6,118	6,274
Constellation Brands Inc.	4.250%	5/1/23	15,251	16,452
Constellation Brands Inc.	4.750%	11/15/24	9,935	10,991
Constellation Brands Inc.	3.700%	12/6/26	6,212	6,406
Constellation Brands Inc.	3.500%	5/9/27	4,730	4,819
Covidien International Finance SA	2.950%	6/15/23	5,000	5,120
CR Bard Inc.	3.000%	5/15/26	4,350	4,366
Danaher Corp.	3.350%	9/15/25	5,010	5,287
Diageo Capital plc	2.625%	4/29/23	15,363	15,634
Dignity Health California GO	3.125%	11/1/22	800	808
Dignity Health California GO	3.812%	11/1/24	2,600	2,701
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	8,730	8,962
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	2,400	2,453
Dr Pepper Snapple Group Inc.	2.550%	9/15/26	5,950	5,657
Dr Pepper Snapple Group Inc.	3.430%	6/15/27	3,223	3,290
Eli Lilly & Co.	2.750%	6/1/25	12,115	12,248
Eli Lilly & Co.	5.500%	3/15/27	559	677
Eli Lilly & Co.	3.100%	5/15/27	9,775	10,004
Estee Lauder Cos. Inc.	3.150%	3/15/27	5,975	6,127
Express Scripts Holding Co.	3.000%	7/15/23	16,047	16,170
Express Scripts Holding Co.	3.500%	6/15/24	10,646	10,889
Express Scripts Holding Co.	4.500%	2/25/26	20,723	22,369
Express Scripts Holding Co.	3.400%	3/1/27	18,907	18,797
Flowers Foods Inc.	3.500%	10/1/26	4,575	4,567
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	2,500	2,525
General Mills Inc.	3.650%	2/15/24	5,551	5,833
General Mills Inc.	3.200%	2/10/27	7,125	7,141
Gilead Sciences Inc.	3.250%	9/1/22	11,903	12,400
Gilead Sciences Inc.	2.500%	9/1/23	17,706	17,660
Gilead Sciences Inc.	3.700%	4/1/24	18,522	19,627
Gilead Sciences Inc.	3.500%	2/1/25	19,251	20,104
Gilead Sciences Inc.	3.650%	3/1/26	29,595	31,067
Gilead Sciences Inc.	2.950%	3/1/27	15,045	14,956
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	14,340	14,705
Hershey Co.	2.625%	5/1/23	750	758
Hershey Co.	3.200%	8/21/25	2,100	2,156
Hershey Co.	2.300%	8/15/26	4,297	4,101
Hershey Co.	7.200%	8/15/27	146	190
Ingredion Inc.	3.200%	10/1/26	5,315	5,281

53

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JM Smucker Co.	3.500%	3/15/25	9,400	9,752
Johnson & Johnson	2.050%	3/1/23	7,945	7,942
Johnson & Johnson	6.730%	11/15/23	50	62
Johnson & Johnson	3.375%	12/5/23	8,095	8,732
Johnson & Johnson	2.450%	3/1/26	24,554	24,197
Johnson & Johnson	2.950%	3/3/27	11,525	11,763
Kaiser Foundation Hospitals	3.150%	5/1/27	4,500	4,593
Kellogg Co.	2.650%	12/1/23	9,550	9,530
Kellogg Co.	3.250%	4/1/26	7,006	7,062
Kimberly-Clark Corp.	2.400%	6/1/23	3,364	3,373
Kimberly-Clark Corp.	3.050%	8/15/25	3,000	3,070
Kimberly-Clark Corp.	2.750%	2/15/26	4,600	4,603
Kraft Heinz Foods Co.	3.950%	7/15/25	19,983	20,648
Kraft Heinz Foods Co.	3.000%	6/1/26	26,217	25,252
Laboratory Corp. of America Holdings	4.000%	11/1/23	2,050	2,165
Laboratory Corp. of America Holdings	3.250%	9/1/24	7,000	7,091
Laboratory Corp. of America Holdings	3.600%	2/1/25	11,545	11,938
Laboratory Corp. of America Holdings	3.600%	9/1/27	3,000	3,057
McCormick & Co. Inc.	3.400%	8/15/27	15,000	15,225
McKesson Corp.	2.700%	12/15/22	4,345	4,358
McKesson Corp.	2.850%	3/15/23	4,050	4,073
McKesson Corp.	3.796%	3/15/24	12,737	13,417
Mead Johnson Nutrition Co.	4.125%	11/15/25	10,250	11,150
Medtronic Global Holdings SCA	3.350%	4/1/27	15,143	15,629
Medtronic Inc.	2.750%	4/1/23	2,072	2,112
Medtronic Inc.	3.625%	3/15/24	12,131	12,901
Medtronic Inc.	3.500%	3/15/25	46,175	48,668
Merck & Co. Inc.	2.400%	9/15/22	13,694	13,917
Merck & Co. Inc.	2.800%	5/18/23	20,341	20,885
Merck & Co. Inc.	2.750%	2/10/25	26,400	26,555
Molson Coors Brewing Co.	3.000%	7/15/26	25,607	25,016
Mylan Inc.	4.200%	11/29/23	6,845	7,159
Mylan NV	3.950%	6/15/26	23,275	23,616
Newell Brands Inc.	3.850%	4/1/23	24,627	26,034
Newell Brands Inc.	4.000%	12/1/24	5,952	6,268
Newell Brands Inc.	3.900%	11/1/25	3,110	3,260
Newell Brands Inc.	4.200%	4/1/26	27,044	28,781
Novartis Capital Corp.	2.400%	9/21/22	17,227	17,426
Novartis Capital Corp.	3.400%	5/6/24	23,386	24,682
Novartis Capital Corp.	3.000%	11/20/25	19,856	20,303
Novartis Capital Corp.	3.100%	5/17/27	11,204	11,457
PepsiCo Inc.	2.750%	3/1/23	16,670	17,153
PepsiCo Inc.	3.600%	3/1/24	10,975	11,685
PepsiCo Inc.	2.750%	4/30/25	10,667	10,716
PepsiCo Inc.	3.500%	7/17/25	6,860	7,235
PepsiCo Inc.	2.850%	2/24/26	7,660	7,693
PepsiCo Inc.	2.375%	10/6/26	15,736	15,225
Perrigo Finance Unlimited Co.	3.900%	12/15/24	10,787	11,116
Perrigo Finance Unlimited Co.	4.375%	3/15/26	11,382	11,792
Pfizer Inc.	3.000%	6/15/23	9,705	10,088
Pfizer Inc.	3.400%	5/15/24	13,227	14,004
Pfizer Inc.	2.750%	6/3/26	20,185	20,134
Pfizer Inc.	3.000%	12/15/26	14,775	15,048
Philip Morris International Inc.	2.625%	3/6/23	5,950	5,974
Philip Morris International Inc.	2.125%	5/10/23	4,580	4,474
Philip Morris International Inc.	3.600%	11/15/23	4,059	4,269
Philip Morris International Inc.	3.250%	11/10/24	16,398	16,797
Philip Morris International Inc.	3.375%	8/11/25	10,037	10,407
Philip Morris International Inc.	2.750%	2/25/26	7,375	7,253
Procter & Gamble Co.	3.100%	8/15/23	11,009	11,554
Procter & Gamble Co.	2.700%	2/2/26	6,200	6,250
Procter & Gamble Co.	2.450%	11/3/26	7,675	7,580
Procter & Gamble Co.	2.850%	8/11/27	10,000	10,145
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	2,225	2,175

54

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Quest Diagnostics Inc.	4.250%	4/1/24	1,650	1,777
Quest Diagnostics Inc.	3.500%	3/30/25	2,840	2,935
Quest Diagnostics Inc.	3.450%	6/1/26	10,375	10,601
Reynolds American Inc.	4.850%	9/15/23	6,407	7,009
Reynolds American Inc.	4.450%	6/12/25	26,514	28,620
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	28,989	28,858
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	29,260	28,726
SSM Health Care Corp.	3.823%	6/1/27	4,500	4,708
Stryker Corp.	3.375%	5/15/24	4,753	4,930
Stryker Corp.	3.375%	11/1/25	7,315	7,548
Stryker Corp.	3.500%	3/15/26	11,607	12,056
Sysco Corp.	3.750%	10/1/25	7,768	8,142
Sysco Corp.	3.300%	7/15/26	8,360	8,468
Sysco Corp.	3.250%	7/15/27	8,350	8,425
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	14,775	14,153
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	32,884	30,956
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	39,286	35,888
The Kroger Co.	3.850%	8/1/23	8,928	9,322
The Kroger Co.	4.000%	2/1/24	7,735	8,126
The Kroger Co.	3.500%	2/1/26	1,000	993
The Kroger Co.	2.650%	10/15/26	9,009	8,394
The Kroger Co.	3.700%	8/1/27	4,375	4,403
Thermo Fisher Scientific Inc.	3.150%	1/15/23	11,421	11,746
Thermo Fisher Scientific Inc.	3.000%	4/15/23	13,387	13,653
Thermo Fisher Scientific Inc.	4.150%	2/1/24	10,307	11,091
Thermo Fisher Scientific Inc.	3.650%	12/15/25	3,705	3,871
Thermo Fisher Scientific Inc.	2.950%	9/19/26	13,506	13,324
Thermo Fisher Scientific Inc.	3.200%	8/15/27	6,000	6,009
Tyson Foods Inc.	3.950%	8/15/24	15,974	16,988
Tyson Foods Inc.	3.550%	6/2/27	16,150	16,521
Unilever Capital Corp.	2.600%	5/5/24	16,750	16,697
Unilever Capital Corp.	3.100%	7/30/25	4,725	4,821
Unilever Capital Corp.	2.000%	7/28/26	10,200	9,491
Unilever Capital Corp.	2.900%	5/5/27	500	499
Whirlpool Corp.	4.000%	3/1/24	2,000	2,118
Whirlpool Corp.	3.700%	5/1/25	4,650	4,831
Whole Foods Market Inc.	5.200%	12/3/25	10,998	12,712
Wyeth LLC	6.450%	2/1/24	7,414	9,077
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	23,733	24,140
Zoetis Inc.	3.250%	2/1/23	17,400	18,005
Zoetis Inc.	4.500%	11/13/25	8,275	9,194
Energy (9.8%)
Anadarko Petroleum Corp.	3.450%	7/15/24	7,258	7,178
Anadarko Petroleum Corp.	5.550%	3/15/26	16,010	17,834
Andeavor	5.375%	10/1/22	500	514
2 Andeavor	4.750%	12/15/23	18,059	19,368
Andeavor	5.125%	4/1/24	2,000	2,113
2 Andeavor	5.125%	12/15/26	9,850	10,737
Apache Corp.	3.250%	4/15/22	5,992	6,106
Apache Corp.	2.625%	1/15/23	1,075	1,055
Boardwalk Pipelines LP	3.375%	2/1/23	3,275	3,265
Boardwalk Pipelines LP	4.950%	12/15/24	6,225	6,647
Boardwalk Pipelines LP	5.950%	6/1/26	6,740	7,562
Boardwalk Pipelines LP	4.450%	7/15/27	6,262	6,416
BP Capital Markets plc	2.500%	11/6/22	14,984	14,986
BP Capital Markets plc	2.750%	5/10/23	24,634	24,754
BP Capital Markets plc	3.994%	9/26/23	6,275	6,739
BP Capital Markets plc	3.216%	11/28/23	13,625	14,020
BP Capital Markets plc	3.814%	2/10/24	9,669	10,288
BP Capital Markets plc	3.224%	4/14/24	11,467	11,758
BP Capital Markets plc	3.535%	11/4/24	10,018	10,544
BP Capital Markets plc	3.506%	3/17/25	9,260	9,636
BP Capital Markets plc	3.119%	5/4/26	10,210	10,291

55

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets plc	3.017%	1/16/27	9,500	9,434
BP Capital Markets plc	3.588%	4/14/27	14,075	14,577
Buckeye Partners LP	4.150%	7/1/23	6,181	6,485
Buckeye Partners LP	4.350%	10/15/24	682	709
Buckeye Partners LP	3.950%	12/1/26	9,140	9,145
Canadian Natural Resources Ltd.	2.950%	1/15/23	16,775	16,811
Canadian Natural Resources Ltd.	3.800%	4/15/24	7,604	7,786
Canadian Natural Resources Ltd.	3.900%	2/1/25	3,667	3,740
Canadian Natural Resources Ltd.	3.850%	6/1/27	13,570	13,600
Cenovus Energy Inc.	3.800%	9/15/23	6,950	6,915
2 Cenovus Energy Inc.	4.250%	4/15/27	15,310	14,750
Chevron Corp.	2.355%	12/5/22	18,474	18,572
Chevron Corp.	2.566%	5/16/23	8,408	8,506
Chevron Corp.	3.191%	6/24/23	29,497	30,790
Chevron Corp.	2.895%	3/3/24	9,430	9,668
Chevron Corp.	3.326%	11/17/25	10,573	10,999
Chevron Corp.	2.954%	5/16/26	28,175	28,394
Cimarex Energy Co.	4.375%	6/1/24	10,718	11,354
Cimarex Energy Co.	3.900%	5/15/27	6,450	6,551
Columbia Pipeline Group Inc.	4.500%	6/1/25	9,858	10,574
ConocoPhillips Co.	2.400%	12/15/22	12,959	12,884
ConocoPhillips Co.	3.350%	11/15/24	12,732	13,133
ConocoPhillips Co.	3.350%	5/15/25	1,075	1,106
ConocoPhillips Co.	4.950%	3/15/26	19,007	21,318
Devon Energy Corp.	5.850%	12/15/25	6,800	7,755
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	3,025	3,084
Dominion Energy Gas Holdings LLC	3.600%	12/15/24	5,725	5,898
Enable Midstream Partners LP	3.900%	5/15/24	4,200	4,207
Enable Midstream Partners LP	4.400%	3/15/27	10,050	10,220
Enbridge Energy Partners LP	5.875%	10/15/25	6,425	7,385
Enbridge Inc.	2.900%	7/15/22	1,800	1,812
Enbridge Inc.	4.000%	10/1/23	4,255	4,461
Enbridge Inc.	3.500%	6/10/24	6,031	6,121
Enbridge Inc.	4.250%	12/1/26	13,425	14,167
Enbridge Inc.	3.700%	7/15/27	9,757	9,859
1 Enbridge Inc.	6.000%	1/15/77	6,500	6,872
1 Enbridge Inc.	5.500%	7/15/77	11,000	11,097
Energy Transfer LP	3.600%	2/1/23	10,670	10,781
Energy Transfer LP	4.900%	2/1/24	2,290	2,459
Energy Transfer LP	4.050%	3/15/25	12,773	12,845
Energy Transfer LP	4.750%	1/15/26	17,520	18,468
Energy Transfer LP	4.200%	4/15/27	5,454	5,530
EnLink Midstream Partners LP	4.400%	4/1/24	11,562	11,856
EnLink Midstream Partners LP	4.150%	6/1/25	3,324	3,326
EnLink Midstream Partners LP	4.850%	7/15/26	4,800	5,037
Enterprise Products Operating LLC	3.350%	3/15/23	22,862	23,552
Enterprise Products Operating LLC	3.900%	2/15/24	6,554	6,835
Enterprise Products Operating LLC	3.750%	2/15/25	14,126	14,653
Enterprise Products Operating LLC	3.700%	2/15/26	6,798	6,986
Enterprise Products Operating LLC	3.950%	2/15/27	3,985	4,167
1 Enterprise Products Operating LLC	5.250%	8/16/77	7,500	7,491
EOG Resources Inc.	2.625%	3/15/23	10,967	10,977
EOG Resources Inc.	3.150%	4/1/25	4,301	4,266
EOG Resources Inc.	4.150%	1/15/26	11,984	12,649
EQT Midstream Partners LP	4.000%	8/1/24	3,830	3,913
EQT Midstream Partners LP	4.125%	12/1/26	7,500	7,634
Exxon Mobil Corp.	2.726%	3/1/23	19,589	20,098
Exxon Mobil Corp.	3.176%	3/15/24	4,640	4,840
Exxon Mobil Corp.	2.709%	3/6/25	19,845	20,090
Exxon Mobil Corp.	3.043%	3/1/26	29,974	30,836
Halliburton Co.	3.500%	8/1/23	11,779	12,214
Halliburton Co.	3.800%	11/15/25	26,598	27,444
Helmerich & Payne International Drilling Co.	4.650%	3/15/25	6,050	6,473
Hess Corp.	3.500%	7/15/24	2,750	2,661

56

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hess Corp.	4.300%	4/1/27	12,085	11,823
HollyFrontier Corp.	5.875%	4/1/26	11,309	12,161
Husky Energy Inc.	4.000%	4/15/24	10,225	10,466
Kerr-McGee Corp.	6.950%	7/1/24	4,708	5,517
Kinder Morgan Energy Partners LP	3.950%	9/1/22	8,401	8,750
Kinder Morgan Energy Partners LP	3.450%	2/15/23	8,349	8,425
Kinder Morgan Energy Partners LP	3.500%	9/1/23	10,225	10,310
Kinder Morgan Energy Partners LP	4.150%	2/1/24	6,083	6,300
Kinder Morgan Energy Partners LP	4.300%	5/1/24	9,623	10,052
Kinder Morgan Energy Partners LP	4.250%	9/1/24	7,452	7,762
Kinder Morgan Inc.	3.150%	1/15/23	9,000	8,998
Kinder Morgan Inc.	4.300%	6/1/25	19,055	19,892
Magellan Midstream Partners LP	5.000%	3/1/26	7,750	8,686
Marathon Oil Corp.	2.800%	11/1/22	8,039	7,829
Marathon Oil Corp.	3.850%	6/1/25	16,987	16,672
Marathon Oil Corp.	4.400%	7/15/27	9,500	9,566
Marathon Petroleum Corp.	3.625%	9/15/24	8,689	8,842
MPLX LP	5.500%	2/15/23	536	551
MPLX LP	4.500%	7/15/23	15,766	16,756
MPLX LP	4.875%	12/1/24	18,523	19,992
MPLX LP	4.000%	2/15/25	6,284	6,417
MPLX LP	4.875%	6/1/25	18,570	19,883
MPLX LP	4.125%	3/1/27	8,450	8,551
National Fuel Gas Co.	3.750%	3/1/23	6,075	6,218
National Fuel Gas Co.	5.200%	7/15/25	2,450	2,644
National Oilwell Varco Inc.	2.600%	12/1/22	15,273	14,894
Noble Energy Inc.	3.900%	11/15/24	7,077	7,245
Occidental Petroleum Corp.	2.700%	2/15/23	13,055	13,090
Occidental Petroleum Corp.	3.500%	6/15/25	7,490	7,720
Occidental Petroleum Corp.	3.400%	4/15/26	17,476	17,879
Occidental Petroleum Corp.	3.000%	2/15/27	5,977	5,884
Oceaneering International Inc.	4.650%	11/15/24	6,170	6,051
ONEOK Inc.	7.500%	9/1/23	8,530	10,268
ONEOK Inc.	4.000%	7/13/27	2,500	2,530
ONEOK Partners LP	3.375%	10/1/22	14,080	14,209
ONEOK Partners LP	5.000%	9/15/23	2,650	2,877
ONEOK Partners LP	4.900%	3/15/25	5,684	6,147
Phillips 66 Partners LP	3.605%	2/15/25	6,493	6,536
Phillips 66 Partners LP	3.550%	10/1/26	5,225	5,164
Pioneer Natural Resources Co.	4.450%	1/15/26	5,780	6,187
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	580	584
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	4,600	4,428
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	8,003	8,088
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	7,574	7,409
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	7,655	7,931
Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	9,560	9,776
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	9,147	9,844
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.500%	4/15/23	3,978	4,097
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	7,134	7,491
Sabine Pass Liquefaction LLC	5.625%	4/15/23	18,170	20,123
Sabine Pass Liquefaction LLC	5.750%	5/15/24	28,818	32,060
Sabine Pass Liquefaction LLC	5.625%	3/1/25	23,250	25,662
Sabine Pass Liquefaction LLC	5.875%	6/30/26	16,675	18,634
Sabine Pass Liquefaction LLC	5.000%	3/15/27	15,000	15,881
Sasol Financing International plc	4.500%	11/14/22	7,000	7,249
Schlumberger Investment SA	3.650%	12/1/23	15,647	16,612
Shell International Finance BV	2.250%	1/6/23	8,321	8,310
Shell International Finance BV	3.400%	8/12/23	11,044	11,627
Shell International Finance BV	3.250%	5/11/25	25,123	26,071
Shell International Finance BV	2.875%	5/10/26	25,444	25,542
Shell International Finance BV	2.500%	9/12/26	14,872	14,539

57

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Spectra Energy Capital LLC	3.300%	3/15/23	3,425	3,441
Spectra Energy Partners LP	4.750%	3/15/24	10,722	11,765
Spectra Energy Partners LP	3.500%	3/15/25	6,200	6,306
Spectra Energy Partners LP	3.375%	10/15/26	6,518	6,504
Suncor Energy Inc.	3.600%	12/1/24	8,190	8,455
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,120	1,129
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	9,400	9,651
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	6,380	7,139
Sunoco Logistics Partners Operations LP	3.900%	7/15/26	2,540	2,511
TC PipeLines LP	4.375%	3/13/25	475	498
TC PipeLines LP	3.900%	5/25/27	6,765	6,846
2 TechnipFMC plc	3.450%	10/1/22	2,845	2,857
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	950	1,141
Tosco Corp.	7.800%	1/1/27	972	1,276
Total Capital Canada Ltd.	2.750%	7/15/23	19,313	19,728
Total Capital International SA	2.700%	1/25/23	8,109	8,234
Total Capital International SA	3.700%	1/15/24	10,907	11,598
Total Capital International SA	3.750%	4/10/24	10,954	11,670
TransCanada PipeLines Ltd.	3.750%	10/16/23	10,004	10,624
TransCanada PipeLines Ltd.	4.875%	1/15/26	7,539	8,546
Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	6,850	8,932
Valero Energy Corp.	3.650%	3/15/25	6,444	6,601
Valero Energy Corp.	3.400%	9/15/26	13,925	13,784
Valero Energy Partners LP	4.375%	12/15/26	5,750	5,955
Western Gas Partners LP	3.950%	6/1/25	8,706	8,751
Western Gas Partners LP	4.650%	7/1/26	3,767	3,924
Williams Partners LP	4.500%	11/15/23	5,881	6,318
Williams Partners LP	4.300%	3/4/24	10,927	11,579
Williams Partners LP	3.900%	1/15/25	12,110	12,428
Williams Partners LP	4.000%	9/15/25	12,601	12,965
Williams Partners LP	3.750%	6/15/27	17,840	17,865
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	8,015	8,366
Other Industrial (0.2%)
CBRE Services Inc.	5.000%	3/15/23	4,396	4,566
CBRE Services Inc.	5.250%	3/15/25	4,670	5,219
CBRE Services Inc.	4.875%	3/1/26	6,545	7,118
Cintas Corp. No 2	3.700%	4/1/27	10,500	11,123
Fluor Corp.	3.500%	12/15/24	5,375	5,542
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	8,967	9,513
Technology (9.8%)
Adobe Systems Inc.	3.250%	2/1/25	11,644	12,014
Alphabet Inc.	3.375%	2/25/24	14,433	15,252
Alphabet Inc.	1.998%	8/15/26	16,474	15,570
Altera Corp.	4.100%	11/15/23	4,400	4,805
Amphenol Corp.	3.200%	4/1/24	3,500	3,575
Analog Devices Inc.	2.875%	6/1/23	5,250	5,327
Analog Devices Inc.	3.125%	12/5/23	7,282	7,452
Analog Devices Inc.	3.900%	12/15/25	9,676	10,192
Analog Devices Inc.	3.500%	12/5/26	10,847	11,138
Apple Inc.	2.850%	2/23/23	20,736	21,311
Apple Inc.	2.400%	5/3/23	65,980	66,059
Apple Inc.	3.000%	2/9/24	17,378	17,867
Apple Inc.	3.450%	5/6/24	32,471	34,227
Apple Inc.	2.850%	5/11/24	21,645	22,011
Apple Inc.	2.500%	2/9/25	19,963	19,719
Apple Inc.	3.200%	5/13/25	22,272	22,990
Apple Inc.	3.250%	2/23/26	40,777	42,051
Apple Inc.	2.450%	8/4/26	20,014	19,430
Apple Inc.	3.350%	2/9/27	26,010	26,899
Apple Inc.	3.200%	5/11/27	24,800	25,356
Apple Inc.	3.000%	6/20/27	10,750	10,811
Applied Materials Inc.	3.900%	10/1/25	7,850	8,421
Applied Materials Inc.	3.300%	4/1/27	14,300	14,676

58

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Arrow Electronics Inc.	4.500%	3/1/23	2,170	2,311
Arrow Electronics Inc.	4.000%	4/1/25	4,720	4,874
Autodesk Inc.	3.600%	12/15/22	1,343	1,382
Autodesk Inc.	4.375%	6/15/25	1,800	1,935
Autodesk Inc.	3.500%	6/15/27	5,300	5,299
Avnet Inc.	4.875%	12/1/22	4,025	4,310
Avnet Inc.	4.625%	4/15/26	5,415	5,654
Baidu Inc.	3.500%	11/28/22	6,699	6,952
Baidu Inc.	4.125%	6/30/25	4,585	4,885
Baidu Inc.	3.625%	7/6/27	7,975	8,075
Broadcom Corp.	2.500%	8/15/22	500	480
2 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	28,635	29,458
2 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	58,178	59,923
Broadridge Financial Solutions Inc.	3.400%	6/27/26	4,744	4,714
CA Inc.	4.700%	3/15/27	4,200	4,458
Cadence Design Systems Inc.	4.375%	10/15/24	1,575	1,679
Cisco Systems Inc.	2.600%	2/28/23	4,600	4,676
Cisco Systems Inc.	2.200%	9/20/23	9,554	9,465
Cisco Systems Inc.	3.625%	3/4/24	13,676	14,600
Cisco Systems Inc.	2.950%	2/28/26	9,803	9,934
Cisco Systems Inc.	2.500%	9/20/26	19,997	19,486
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	44,470	48,601
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	50,867	56,721
DXC Technology Co.	4.450%	9/18/22	2,250	2,403
DXC Technology Co.	4.250%	4/15/24	10,725	11,311
DXC Technology Co.	4.750%	4/15/27	5,775	6,178
Equifax Inc.	3.300%	12/15/22	1,955	2,024
Equifax Inc.	3.250%	6/1/26	2,150	2,146
Fidelity National Information Services Inc.	4.500%	10/15/22	3,351	3,646
Fidelity National Information Services Inc.	3.500%	4/15/23	8,833	9,204
Fidelity National Information Services Inc.	3.875%	6/5/24	2,864	3,016
Fidelity National Information Services Inc.	5.000%	10/15/25	7,334	8,263
Fidelity National Information Services Inc.	3.000%	8/15/26	22,590	22,237
Fiserv Inc.	3.500%	10/1/22	6,866	7,145
Fiserv Inc.	3.850%	6/1/25	11,350	11,953
Flex Ltd.	5.000%	2/15/23	5,075	5,590
Flex Ltd.	4.750%	6/15/25	7,425	8,082
Google Inc.	3.375%	2/25/24	—	—
Hewlett Packard Enterprise Co.	4.400%	10/15/22	16,917	18,041
Hewlett Packard Enterprise Co.	4.900%	10/15/25	29,902	31,744
HP Inc.	4.050%	9/15/22	3,938	4,204
Intel Corp.	2.700%	12/15/22	17,265	17,678
Intel Corp.	2.875%	5/11/24	17,450	17,729
Intel Corp.	3.700%	7/29/25	28,285	30,134
Intel Corp.	2.600%	5/19/26	11,306	11,070
Intel Corp.	3.150%	5/11/27	16,745	17,050
International Business Machines Corp.	2.875%	11/9/22	11,215	11,502
International Business Machines Corp.	3.375%	8/1/23	15,055	15,726
International Business Machines Corp.	3.625%	2/12/24	29,999	31,587
International Business Machines Corp.	7.000%	10/30/25	6,350	8,221
International Business Machines Corp.	3.450%	2/19/26	13,740	14,227
International Business Machines Corp.	3.300%	1/27/27	5,740	5,869
International Business Machines Corp.	6.220%	8/1/27	1,022	1,270
Jabil Inc.	4.700%	9/15/22	2,850	3,090
Juniper Networks Inc.	4.500%	3/15/24	4,650	4,930
Juniper Networks Inc.	4.350%	6/15/25	1,550	1,628
Keysight Technologies Inc.	4.550%	10/30/24	5,400	5,758
Keysight Technologies Inc.	4.600%	4/6/27	8,350	8,901
KLA-Tencor Corp.	4.650%	11/1/24	12,965	14,139
Lam Research Corp.	3.800%	3/15/25	4,025	4,204
Maxim Integrated Products Inc.	3.375%	3/15/23	4,512	4,621
Maxim Integrated Products Inc.	3.450%	6/15/27	6,800	6,866
Microsoft Corp.	2.650%	11/3/22	12,626	12,928
Microsoft Corp.	2.125%	11/15/22	6,801	6,797

59

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	2.375%	5/1/23	11,981	12,036
Microsoft Corp.	2.000%	8/8/23	23,512	23,217
Microsoft Corp.	3.625%	12/15/23	14,033	15,048
Microsoft Corp.	2.875%	2/6/24	31,367	32,263
Microsoft Corp.	2.700%	2/12/25	28,619	28,884
Microsoft Corp.	3.125%	11/3/25	29,388	30,401
Microsoft Corp.	2.400%	8/8/26	45,350	44,093
Microsoft Corp.	3.300%	2/6/27	44,329	46,256
Motorola Solutions Inc.	3.500%	3/1/23	8,449	8,534
Motorola Solutions Inc.	4.000%	9/1/24	7,794	7,994
Motorola Solutions Inc.	7.500%	5/15/25	1,971	2,376
NVIDIA Corp.	3.200%	9/16/26	11,350	11,357
Oracle Corp.	2.500%	10/15/22	27,299	27,644
Oracle Corp.	3.625%	7/15/23	17,006	18,170
Oracle Corp.	2.400%	9/15/23	34,013	34,076
Oracle Corp.	3.400%	7/8/24	21,114	22,163
Oracle Corp.	2.950%	5/15/25	20,707	21,032
Oracle Corp.	2.650%	7/15/26	36,381	35,724
Pitney Bowes Inc.	4.625%	3/15/24	5,127	5,247
QUALCOMM Inc.	2.600%	1/30/23	19,827	20,019
QUALCOMM Inc.	2.900%	5/20/24	19,062	19,303
QUALCOMM Inc.	3.450%	5/20/25	21,315	22,071
QUALCOMM Inc.	3.250%	5/20/27	24,700	24,941
Seagate HDD Cayman	4.750%	6/1/23	9,057	9,091
2 Seagate HDD Cayman	4.875%	3/1/24	9,415	9,262
Seagate HDD Cayman	4.750%	1/1/25	9,409	9,103
Seagate HDD Cayman	4.875%	6/1/27	7,300	6,862
Tech Data Corp.	4.950%	2/15/27	6,471	6,933
Texas Instruments Inc.	2.250%	5/1/23	2,685	2,675
Texas Instruments Inc.	2.625%	5/15/24	6,125	6,160
Total System Services Inc.	3.750%	6/1/23	8,150	8,449
Total System Services Inc.	4.800%	4/1/26	9,464	10,403
Trimble Navigation Ltd.	4.750%	12/1/24	2,975	3,197
Tyco Electronics Group SA	3.450%	8/1/24	4,007	4,189
Tyco Electronics Group SA	3.700%	2/15/26	3,900	4,093
Tyco Electronics Group SA	3.125%	8/15/27	4,750	4,795
Verisk Analytics Inc.	4.125%	9/12/22	3,947	4,227
Verisk Analytics Inc.	4.000%	6/15/25	12,900	13,630
VMware Inc.	3.900%	8/21/27	14,400	14,528
Xerox Corp.	3.800%	5/15/24	1,650	1,653
Xilinx Inc.	2.950%	6/1/24	8,200	8,314
Transportation (1.9%)
1 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	3,485	3,608
1 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	10,778	11,504
1 American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	5,769	5,890
1 American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	9,243	9,391
1 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	1,936	1,940
1 American Airlines 2017-1B Class B Pass Through Trust	4.950%	2/15/25	2,075	2,169
1 BNSF Funding Trust I	6.613%	12/15/55	1,890	2,172
Burlington Northern Santa Fe LLC	3.050%	9/1/22	7,835	8,112
Burlington Northern Santa Fe LLC	3.000%	3/15/23	8,376	8,649
Burlington Northern Santa Fe LLC	3.850%	9/1/23	11,838	12,792
Burlington Northern Santa Fe LLC	3.750%	4/1/24	9,605	10,303
Burlington Northern Santa Fe LLC	3.400%	9/1/24	7,081	7,384
Burlington Northern Santa Fe LLC	3.000%	4/1/25	8,130	8,283
Burlington Northern Santa Fe LLC	3.650%	9/1/25	7,565	8,021
Burlington Northern Santa Fe LLC	7.000%	12/15/25	2,901	3,730
Canadian National Railway Co.	2.950%	11/21/24	5,680	5,835
Canadian National Railway Co.	2.750%	3/1/26	3,508	3,537
Canadian Pacific Railway Co.	4.450%	3/15/23	3,311	3,600
Canadian Pacific Railway Co.	2.900%	2/1/25	10,859	10,915
1 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	8,304	8,757
1 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	4,132	4,347

60

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CSX Corp.	3.700%	11/1/23	3,075	3,269
CSX Corp.	3.400%	8/1/24	8,677	8,896
CSX Corp.	3.350%	11/1/25	7,310	7,616
CSX Corp.	2.600%	11/1/26	10,251	9,867
CSX Corp.	3.250%	6/1/27	9,550	9,564
1 CSX Transportation Inc.	6.251%	1/15/23	28	32
1 Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	343	354
FedEx Corp.	2.700%	4/15/23	1,700	1,705
FedEx Corp.	4.000%	1/15/24	6,170	6,642
FedEx Corp.	3.200%	2/1/25	6,579	6,739
FedEx Corp.	3.250%	4/1/26	10,736	10,944
FedEx Corp.	3.300%	3/15/27	3,070	3,117
JB Hunt Transport Services Inc.	3.300%	8/15/22	150	154
Kansas City Southern	3.000%	5/15/23	5,575	5,649
Norfolk Southern Corp.	2.903%	2/15/23	7,236	7,364
Norfolk Southern Corp.	3.850%	1/15/24	2,635	2,811
Norfolk Southern Corp.	5.590%	5/17/25	3,270	3,796
Norfolk Southern Corp.	2.900%	6/15/26	6,660	6,628
Norfolk Southern Corp.	7.800%	5/15/27	3,692	4,997
Norfolk Southern Corp.	3.150%	6/1/27	5,500	5,577
Southwest Airlines Co.	3.000%	11/15/26	3,500	3,436
1 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,096	1,217
Trinity Industries Inc.	4.550%	10/1/24	3,090	3,103
Union Pacific Corp.	2.950%	1/15/23	3,957	4,082
Union Pacific Corp.	2.750%	4/15/23	2,065	2,076
Union Pacific Corp.	3.646%	2/15/24	6,350	6,764
Union Pacific Corp.	3.750%	3/15/24	5,570	5,962
Union Pacific Corp.	3.250%	1/15/25	3,757	3,866
Union Pacific Corp.	3.250%	8/15/25	6,204	6,445
Union Pacific Corp.	2.750%	3/1/26	9,408	9,399
Union Pacific Corp.	3.000%	4/15/27	5,675	5,759
1 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	6,712	7,180
1 United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	5,593	5,895
1 United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	6,365	6,527
United Parcel Service Inc.	2.450%	10/1/22	11,544	11,706
United Parcel Service Inc.	2.400%	11/15/26	8,331	8,140
1 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	882	996
1 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	2,860	2,980
1 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,753	1,875
				10,910,828
Utilities (4.9%)
Electric (4.4%)
AEP Transmission Co. LLC	3.100%	12/1/26	5,755	5,823
Alabama Power Co.	3.550%	12/1/23	7,325	7,772
Ameren Corp.	3.650%	2/15/26	1,450	1,510
Ameren Illinois Co.	2.700%	9/1/22	2,920	2,982
Ameren Illinois Co.	3.250%	3/1/25	5,691	5,893
American Electric Power Co. Inc.	2.950%	12/15/22	4,851	4,979
Appalachian Power Co.	3.400%	6/1/25	1,275	1,322
Appalachian Power Co.	3.300%	6/1/27	3,400	3,479
Arizona Public Service Co.	3.150%	5/15/25	3,565	3,630
Baltimore Gas & Electric Co.	3.350%	7/1/23	3,425	3,564
Baltimore Gas & Electric Co.	2.400%	8/15/26	3,225	3,101
Berkshire Hathaway Energy Co.	3.750%	11/15/23	8,485	9,016
Berkshire Hathaway Energy Co.	3.500%	2/1/25	4,725	4,915
Black Hills Corp.	4.250%	11/30/23	1,000	1,066
Black Hills Corp.	3.950%	1/15/26	3,720	3,881
Black Hills Corp.	3.150%	1/15/27	1,900	1,874
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	1,840	1,776
CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	3,351	3,380
CenterPoint Energy Inc.	2.500%	9/1/22	3,300	3,318
Cleco Corporate Holdings LLC	3.743%	5/1/26	10,356	10,579
Cleveland Electric Illuminating Co.	5.500%	8/15/24	2,900	3,355

61

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CMS Energy Corp.	3.000%	5/15/26	2,670	2,655
CMS Energy Corp.	3.450%	8/15/27	575	589
Commonwealth Edison Co.	2.550%	6/15/26	6,100	5,976
Commonwealth Edison Co.	2.950%	8/15/27	4,300	4,332
Connecticut Light & Power Co.	2.500%	1/15/23	4,475	4,491
Connecticut Light & Power Co.	3.200%	3/15/27	5,400	5,551
Consumers Energy Co.	3.375%	8/15/23	3,560	3,756
Delmarva Power & Light Co.	3.500%	11/15/23	4,249	4,477
Dominion Energy Inc.	2.750%	9/15/22	2,684	2,707
Dominion Energy Inc.	3.625%	12/1/24	4,735	4,916
Dominion Energy Inc.	3.900%	10/1/25	8,562	9,027
Dominion Energy Inc.	2.850%	8/15/26	9,550	9,283
1 Dominion Energy Inc.	5.750%	10/1/54	4,975	5,394
DTE Electric Co.	3.650%	3/15/24	8,725	9,270
DTE Electric Co.	3.375%	3/1/25	3,661	3,819
DTE Energy Co.	3.850%	12/1/23	2,225	2,356
DTE Energy Co.	3.500%	6/1/24	3,100	3,190
DTE Energy Co.	2.850%	10/1/26	7,975	7,737
DTE Energy Co.	3.800%	3/15/27	5,300	5,527
Duke Energy Carolinas LLC	2.500%	3/15/23	4,524	4,584
Duke Energy Carolinas LLC	2.950%	12/1/26	6,330	6,395
Duke Energy Corp.	3.950%	10/15/23	4,700	5,008
Duke Energy Corp.	3.750%	4/15/24	12,392	13,134
Duke Energy Corp.	2.650%	9/1/26	16,256	15,721
Duke Energy Corp.	3.150%	8/15/27	9,000	9,036
Duke Energy Florida LLC	3.200%	1/15/27	7,500	7,707
Duke Energy Ohio Inc.	3.800%	9/1/23	5,886	6,287
Duke Energy Progress LLC	3.250%	8/15/25	6,740	6,997
Edison International	2.950%	3/15/23	2,711	2,760
Emera US Finance LP	3.550%	6/15/26	11,421	11,609
Enel Americas SA	4.000%	10/25/26	2,155	2,233
Enel Generacion Chile SA	4.250%	4/15/24	2,200	2,309
Entergy Arkansas Inc.	3.700%	6/1/24	2,350	2,483
Entergy Arkansas Inc.	3.500%	4/1/26	5,545	5,799
Entergy Corp.	2.950%	9/1/26	6,875	6,730
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,785	3,251
Entergy Louisiana LLC	4.050%	9/1/23	5,150	5,583
Entergy Louisiana LLC	5.400%	11/1/24	3,815	4,437
Entergy Louisiana LLC	2.400%	10/1/26	10,300	9,938
Entergy Louisiana LLC	3.120%	9/1/27	4,000	4,086
Eversource Energy	2.800%	5/1/23	3,585	3,633
Eversource Energy	3.150%	1/15/25	3,330	3,391
Exelon Corp.	3.950%	6/15/25	14,403	15,220
Exelon Corp.	3.400%	4/15/26	9,121	9,269
FirstEnergy Corp.	4.250%	3/15/23	12,300	13,061
FirstEnergy Corp.	3.900%	7/15/27	17,130	17,463
Florida Power & Light Co.	2.750%	6/1/23	2,150	2,207
Florida Power & Light Co.	3.250%	6/1/24	4,570	4,772
Florida Power & Light Co.	3.125%	12/1/25	10,856	11,233
Fortis Inc.	3.055%	10/4/26	24,975	24,413
Georgia Power Co.	3.250%	4/1/26	3,050	3,091
Georgia Power Co.	3.250%	3/30/27	3,288	3,325
Gulf Power Co.	3.300%	5/30/27	5,225	5,387
Indiana Michigan Power Co.	3.200%	3/15/23	2,105	2,130
ITC Holdings Corp.	4.050%	7/1/23	1,925	2,027
ITC Holdings Corp.	3.650%	6/15/24	4,045	4,202
ITC Holdings Corp.	3.250%	6/30/26	6,540	6,554
Kansas City Power & Light Co.	3.150%	3/15/23	6,120	6,281
Kansas City Power & Light Co.	3.650%	8/15/25	400	409
Louisville Gas & Electric Co.	3.300%	10/1/25	1,700	1,759
MidAmerican Energy Co.	3.500%	10/15/24	5,690	5,997
MidAmerican Energy Co.	3.100%	5/1/27	3,800	3,879
National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	5,995	6,057
National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	875	919

62

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	10,500	10,673
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	4,562	4,592
National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	6,178	6,360
National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	4,000	4,055
1 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,850	1,906
1 National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	3,125	3,341
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	14,400	14,958
Northern States Power Co.	2.600%	5/15/23	4,185	4,217
NSTAR Electric Co.	2.375%	10/15/22	2,000	2,011
NSTAR Electric Co.	3.200%	5/15/27	4,800	4,916
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	6,531	7,885
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	2,650	2,666
Pacific Gas & Electric Co.	3.250%	6/15/23	3,725	3,875
Pacific Gas & Electric Co.	3.850%	11/15/23	2,113	2,264
Pacific Gas & Electric Co.	3.750%	2/15/24	6,081	6,492
Pacific Gas & Electric Co.	3.400%	8/15/24	4,561	4,770
Pacific Gas & Electric Co.	3.500%	6/15/25	5,896	6,177
Pacific Gas & Electric Co.	2.950%	3/1/26	9,990	10,086
Pacific Gas & Electric Co.	3.300%	3/15/27	2,900	2,988
PacifiCorp	2.950%	6/1/23	1,550	1,605
PacifiCorp	3.600%	4/1/24	2,650	2,807
PacifiCorp	3.350%	7/1/25	4,710	4,897
PECO Energy Co.	2.375%	9/15/22	5,204	5,231
PECO Energy Co.	3.150%	10/15/25	1,265	1,296
Potomac Electric Power Co.	3.600%	3/15/24	3,700	3,913
PPL Capital Funding Inc.	3.500%	12/1/22	2,695	2,816
PPL Capital Funding Inc.	3.400%	6/1/23	7,399	7,678
PPL Capital Funding Inc.	3.950%	3/15/24	2,363	2,502
PPL Capital Funding Inc.	3.100%	5/15/26	12,601	12,570
Public Service Co. of Colorado	2.250%	9/15/22	2,985	2,996
Public Service Co. of New Hampshire	3.500%	11/1/23	2,550	2,698
Public Service Electric & Gas Co.	2.375%	5/15/23	5,027	5,019
Public Service Electric & Gas Co.	3.000%	5/15/25	3,749	3,818
Public Service Electric & Gas Co.	2.250%	9/15/26	6,175	5,905
Public Service Electric & Gas Co.	3.000%	5/15/27	5,000	5,083
Puget Energy Inc.	3.650%	5/15/25	4,920	5,059
San Diego Gas & Electric Co.	3.600%	9/1/23	3,200	3,392
San Diego Gas & Electric Co.	2.500%	5/15/26	8,025	7,863
Scottish Power Ltd.	5.810%	3/15/25	1,760	2,023
Sierra Pacific Power Co.	3.375%	8/15/23	750	785
Sierra Pacific Power Co.	2.600%	5/1/26	4,700	4,613
Southern California Edison Co.	3.500%	10/1/23	4,556	4,807
Southern Co.	2.950%	7/1/23	19,371	19,635
Southern Co.	3.250%	7/1/26	13,508	13,485
Southern Power Co.	4.150%	12/1/25	4,125	4,381
Southwestern Electric Power Co.	2.750%	10/1/26	4,550	4,449
Southwestern Public Service Co.	3.300%	6/15/24	4,050	4,209
TransAlta Corp.	4.500%	11/15/22	6,594	6,714
Tucson Electric Power Co.	3.050%	3/15/25	2,750	2,744
Union Electric Co.	3.500%	4/15/24	4,550	4,780
Union Electric Co.	2.950%	6/15/27	5,300	5,335
Virginia Electric & Power Co.	3.450%	9/1/22	2,465	2,588
Virginia Electric & Power Co.	2.750%	3/15/23	5,242	5,321
Virginia Electric & Power Co.	3.450%	2/15/24	2,180	2,278
Virginia Electric & Power Co.	3.100%	5/15/25	2,752	2,808
Virginia Electric & Power Co.	3.150%	1/15/26	9,061	9,260
Virginia Electric & Power Co.	2.950%	11/15/26	9,230	9,287
Virginia Electric & Power Co.	3.500%	3/15/27	9,800	10,276
WEC Energy Group Inc.	3.550%	6/15/25	4,826	5,022
Westar Energy Inc.	2.550%	7/1/26	5,474	5,362
Westar Energy Inc.	3.100%	4/1/27	2,857	2,911
Xcel Energy Inc.	3.300%	6/1/25	6,480	6,653
Xcel Energy Inc.	3.350%	12/1/26	6,170	6,332

63

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Natural Gas (0.4%)
Atmos Energy Corp.	3.000%	6/15/27	5,500	5,564
NiSource Finance Corp.	3.490%	5/15/27	11,400	11,662
ONE Gas Inc.	3.610%	2/1/24	1,500	1,571
Sempra Energy	2.875%	10/1/22	4,743	4,810
Sempra Energy	4.050%	12/1/23	6,472	6,918
Sempra Energy	3.550%	6/15/24	5,124	5,307
Sempra Energy	3.750%	11/15/25	3,852	4,017
Sempra Energy	3.250%	6/15/27	8,850	8,826
Southern California Gas Co.	3.150%	9/15/24	4,350	4,505
Southern California Gas Co.	3.200%	6/15/25	1,700	1,754
Southern California Gas Co.	2.600%	6/15/26	8,840	8,702
Southern Co. Gas Capital Corp.	2.450%	10/1/23	4,585	4,512
Southern Co. Gas Capital Corp.	3.875%	11/15/25	1,975	2,033
Southern Co. Gas Capital Corp.	3.250%	6/15/26	2,875	2,872
Other Utility (0.1%)
American Water Capital Corp.	3.850%	3/1/24	3,366	3,590
American Water Capital Corp.	3.400%	3/1/25	6,130	6,402
American Water Capital Corp.	2.950%	9/1/27	2,500	2,508

				898,025

Total Corporate Bonds (Cost $17,641,279)				18,023,498

Taxable Municipal Bonds (0.0%)
George Washington University District of Columbia GO	3.485%	9/15/22	1,450	1,528

Total Taxable Municipal Bonds (Cost $1,482)				1,528

			Shares

Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
3 Vanguard Market Liquidity Fund (Cost
$31,382)	1.224%		313,763	31,383

Total Investments (99.0%) (Cost $17,721,629)				18,103,905
Other Assets and Liabilities—Net (1.0%)[4]				181,430
Net Assets (100%)				18,285,335

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, the aggregate value of these securities was $498,646,000, representing 2.7% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Cash with a value of $652,000 have been segregated as initial margin for recently closed futures contracts.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

64

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (0.0%)
U.S. Government Securities (0.0%)
	United States Treasury Note/Bond (Cost $58)	3.000%	5/15/47	55	58

Corporate Bonds (98.2%)
Finance (17.2%)
	Banking (9.8%)
	American Express Co.	4.050%	12/3/42	1,472	1,501
	Bank of America Corp.	3.248%	10/21/27	5,522	5,412
	Bank of America Corp.	4.183%	11/25/27	2,817	2,906
	Bank of America Corp.	6.750%	6/1/28	575	720
	Bank of America Corp.	6.110%	1/29/37	3,588	4,488
1	Bank of America Corp.	4.244%	4/24/38	4,350	4,569
	Bank of America Corp.	7.750%	5/14/38	3,898	5,697
	Bank of America Corp.	5.875%	2/7/42	2,675	3,425
	Bank of America Corp.	5.000%	1/21/44	3,935	4,527
	Bank of America Corp.	4.875%	4/1/44	1,447	1,642
	Bank of America Corp.	4.750%	4/21/45	585	636
1	Bank of America Corp.	4.443%	1/20/48	2,120	2,276
	Bank of America NA	6.000%	10/15/36	1,492	1,896
	Bank of New York Mellon Corp.	3.000%	10/30/28	840	828
	Bank of New York Mellon Corp.	3.300%	8/23/29	1,300	1,301
	Bank One Capital III	8.750%	9/1/30	783	1,148
	Barclays plc	4.337%	1/10/28	3,445	3,592
	Barclays plc	4.836%	5/9/28	3,490	3,627
	Barclays plc	5.250%	8/17/45	1,490	1,701
	Barclays plc	4.950%	1/10/47	2,375	2,590
	Citigroup Inc.	4.450%	9/29/27	5,926	6,265
	Citigroup Inc.	6.625%	1/15/28	200	244
	Citigroup Inc.	4.125%	7/25/28	3,016	3,105
	Citigroup Inc.	6.625%	6/15/32	2,423	3,076
	Citigroup Inc.	6.000%	10/31/33	1,280	1,556
	Citigroup Inc.	6.125%	8/25/36	1,098	1,346
	Citigroup Inc.	8.125%	7/15/39	3,512	5,468
	Citigroup Inc.	5.875%	1/30/42	1,226	1,550
	Citigroup Inc.	6.675%	9/13/43	1,490	2,016
	Citigroup Inc.	5.300%	5/6/44	1,950	2,253
	Citigroup Inc.	4.650%	7/30/45	2,100	2,311
	Citigroup Inc.	4.750%	5/18/46	3,050	3,278
1	Citigroup Inc.	4.281%	4/24/48	1,600	1,673
	Cooperatieve Rabobank UA	5.250%	5/24/41	2,455	3,022
	Cooperatieve Rabobank UA	5.750%	12/1/43	3,295	4,140
	Cooperatieve Rabobank UA	5.250%	8/4/45	1,119	1,324
2	Credit Suisse Group AG	4.282%	1/9/28	1,060	1,111
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	2,802	3,141
	Credit Suisse USA Inc.	7.125%	7/15/32	1,265	1,767
	Fifth Third Bancorp	8.250%	3/1/38	1,377	2,107
	First Republic Bank	4.375%	8/1/46	450	449
	First Republic Bank	4.625%	2/13/47	1,000	1,039
	Goldman Sachs Capital I	6.345%	2/15/34	2,181	2,734
	Goldman Sachs Group Inc.	6.125%	2/15/33	4,264	5,371
	Goldman Sachs Group Inc.	6.450%	5/1/36	1,831	2,345
	Goldman Sachs Group Inc.	6.750%	10/1/37	9,545	12,537
	Goldman Sachs Group Inc.	6.250%	2/1/41	4,573	6,039
	Goldman Sachs Group Inc.	4.800%	7/8/44	3,701	4,125
	Goldman Sachs Group Inc.	5.150%	5/22/45	2,640	2,994
	Goldman Sachs Group Inc.	4.750%	10/21/45	2,823	3,147
	HSBC Bank USA NA	5.875%	11/1/34	1,885	2,346
	HSBC Bank USA NA	5.625%	8/15/35	1,420	1,729
	HSBC Bank USA NA	7.000%	1/15/39	1,175	1,654
	HSBC Holdings plc	7.625%	5/17/32	945	1,288
	HSBC Holdings plc	6.500%	5/2/36	2,675	3,466
	HSBC Holdings plc	6.500%	9/15/37	5,425	7,088

65

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	6.800%	6/1/38	2,303	3,112
HSBC Holdings plc	6.100%	1/14/42	840	1,126
HSBC Holdings plc	5.250%	3/14/44	3,147	3,646
JPMorgan Chase & Co.	4.250%	10/1/27	2,523	2,675
JPMorgan Chase & Co.	3.625%	12/1/27	1,220	1,231
JPMorgan Chase & Co.	6.400%	5/15/38	3,859	5,151
1 JPMorgan Chase & Co.	3.882%	7/24/38	4,575	4,598
JPMorgan Chase & Co.	5.500%	10/15/40	2,656	3,255
JPMorgan Chase & Co.	5.600%	7/15/41	2,866	3,569
JPMorgan Chase & Co.	5.400%	1/6/42	2,425	2,956
JPMorgan Chase & Co.	5.625%	8/16/43	2,475	3,022
JPMorgan Chase & Co.	4.850%	2/1/44	1,665	1,920
JPMorgan Chase & Co.	4.950%	6/1/45	3,091	3,488
1 JPMorgan Chase & Co.	4.260%	2/22/48	3,745	3,936
1 JPMorgan Chase & Co.	4.032%	7/24/48	2,600	2,635
KeyBank NA	6.950%	2/1/28	256	327
Lloyds Banking Group plc	5.300%	12/1/45	645	757
Morgan Stanley	7.250%	4/1/32	1,530	2,116
1 Morgan Stanley	3.971%	7/22/38	3,250	3,275
Morgan Stanley	6.375%	7/24/42	3,581	4,820
Morgan Stanley	4.300%	1/27/45	4,796	4,997
Morgan Stanley	4.375%	1/22/47	4,325	4,584
Regions Bank	6.450%	6/26/37	947	1,188
Regions Financial Corp.	7.375%	12/10/37	358	482
Wachovia Bank NA	5.850%	2/1/37	1,420	1,776
Wachovia Corp.	7.500%	4/15/35	445	616
Wachovia Corp.	5.500%	8/1/35	1,278	1,511
Wachovia Corp.	6.550%	10/15/35	25	31
Wells Fargo & Co.	5.375%	2/7/35	1,110	1,337
Wells Fargo & Co.	5.375%	11/2/43	3,449	4,025
Wells Fargo & Co.	5.606%	1/15/44	4,267	5,137
Wells Fargo & Co.	4.650%	11/4/44	3,502	3,723
Wells Fargo & Co.	3.900%	5/1/45	3,420	3,464
Wells Fargo & Co.	4.900%	11/17/45	3,637	4,001
Wells Fargo & Co.	4.400%	6/14/46	4,031	4,175
Wells Fargo & Co.	4.750%	12/7/46	3,208	3,472
Wells Fargo Bank NA	5.950%	8/26/36	895	1,150
Wells Fargo Bank NA	6.600%	1/15/38	2,525	3,488
1 Wells Fargo Capital X	5.950%	12/1/86	1,350	1,526
Brokerage (0.3%)
CME Group Inc.	5.300%	9/15/43	1,320	1,673
Intercontinental Exchange Inc.	3.100%	9/15/27	600	603
Invesco Finance plc	5.375%	11/30/43	845	1,028
Jefferies Group LLC	6.250%	1/15/36	835	915
Jefferies Group LLC	6.500%	1/20/43	708	811
Legg Mason Inc.	5.625%	1/15/44	905	984
Raymond James Financial Inc.	4.950%	7/15/46	1,220	1,330
Finance Companies (0.8%)
GATX Corp.	5.200%	3/15/44	465	505
GATX Corp.	4.500%	3/30/45	355	347
GE Capital International Funding Co.	4.418%	11/15/35	19,642	21,370
Insurance (5.7%)
ACE Capital Trust II	9.700%	4/1/30	397	600
Aetna Inc.	6.625%	6/15/36	1,605	2,208
Aetna Inc.	6.750%	12/15/37	815	1,140
Aetna Inc.	4.500%	5/15/42	789	881
Aetna Inc.	4.125%	11/15/42	750	783
Aetna Inc.	4.750%	3/15/44	550	632
Aetna Inc.	3.875%	8/15/47	1,400	1,429
Aflac Inc.	4.000%	10/15/46	525	528
Alleghany Corp.	4.900%	9/15/44	454	488
Allstate Corp.	5.350%	6/1/33	806	939
Allstate Corp.	5.550%	5/9/35	590	725

66

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Allstate Corp.	5.950%	4/1/36	985	1,283
Allstate Corp.	4.500%	6/15/43	855	958
Allstate Corp.	4.200%	12/15/46	834	887
1 Allstate Corp.	6.500%	5/15/67	800	951
American Financial Group Inc.	4.500%	6/15/47	470	495
American International Group Inc.	3.875%	1/15/35	2,678	2,634
American International Group Inc.	4.700%	7/10/35	1,073	1,171
American International Group Inc.	6.250%	5/1/36	1,120	1,412
American International Group Inc.	4.500%	7/16/44	3,479	3,607
American International Group Inc.	4.800%	7/10/45	1,575	1,707
American International Group Inc.	4.375%	1/15/55	1,265	1,253
1 American International Group Inc.	8.175%	5/15/68	675	925
Anthem Inc.	5.950%	12/15/34	818	1,000
Anthem Inc.	5.850%	1/15/36	1,220	1,503
Anthem Inc.	6.375%	6/15/37	1,020	1,336
Anthem Inc.	4.625%	5/15/42	1,606	1,750
Anthem Inc.	4.650%	1/15/43	1,490	1,637
Anthem Inc.	5.100%	1/15/44	825	961
Anthem Inc.	4.650%	8/15/44	1,200	1,315
Anthem Inc.	4.850%	8/15/54	675	762
Aon Corp.	6.250%	9/30/40	485	630
Aon plc	4.600%	6/14/44	875	930
Aon plc	4.750%	5/15/45	1,250	1,382
Arch Capital Finance LLC	5.031%	12/15/46	1,025	1,159
Arch Capital Group Ltd.	7.350%	5/1/34	375	507
Arch Capital Group US Inc.	5.144%	11/1/43	760	875
Assurant Inc.	6.750%	2/15/34	734	926
AXA Financial Inc.	7.000%	4/1/28	1,000	1,291
AXA SA	8.600%	12/15/30	1,978	2,848
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	994	1,283
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	1,325	1,457
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	970	1,053
Berkshire Hathaway Inc.	4.500%	2/11/43	1,665	1,858
2 Brighthouse Financial Inc.	4.700%	6/22/47	2,835	2,783
Chubb Corp.	6.000%	5/11/37	1,170	1,539
Chubb Corp.	6.500%	5/15/38	1,005	1,406
Chubb INA Holdings Inc.	6.700%	5/15/36	990	1,379
Chubb INA Holdings Inc.	4.150%	3/13/43	743	793
Chubb INA Holdings Inc.	4.350%	11/3/45	2,710	2,985
Cigna Corp.	6.150%	11/15/36	705	911
Cigna Corp.	5.875%	3/15/41	475	614
Cigna Corp.	5.375%	2/15/42	1,450	1,769
Cincinnati Financial Corp.	6.920%	5/15/28	775	1,017
Cincinnati Financial Corp.	6.125%	11/1/34	569	708
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	595	733
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	690	737
Hartford Financial Services Group Inc.	5.950%	10/15/36	366	464
Hartford Financial Services Group Inc.	6.100%	10/1/41	865	1,130
Hartford Financial Services Group Inc.	4.300%	4/15/43	475	502
Humana Inc.	4.625%	12/1/42	736	809
Humana Inc.	4.950%	10/1/44	1,170	1,343
Humana Inc.	4.800%	3/15/47	650	730
Lincoln National Corp.	6.150%	4/7/36	714	874
Lincoln National Corp.	6.300%	10/9/37	575	726
Lincoln National Corp.	7.000%	6/15/40	985	1,341
Loews Corp.	6.000%	2/1/35	678	834
Loews Corp.	4.125%	5/15/43	785	786
Manulife Financial Corp.	5.375%	3/4/46	1,185	1,468
Markel Corp.	5.000%	4/5/46	750	831
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	985	1,232
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	925	1,000
MetLife Inc.	6.500%	12/15/32	800	1,052
MetLife Inc.	6.375%	6/15/34	1,240	1,627
MetLife Inc.	5.700%	6/15/35	1,195	1,487

67

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MetLife Inc.	5.875%	2/6/41	1,091	1,389
MetLife Inc.	4.125%	8/13/42	2,293	2,358
MetLife Inc.	4.875%	11/13/43	2,440	2,777
MetLife Inc.	4.721%	12/15/44	949	1,065
MetLife Inc.	4.050%	3/1/45	1,895	1,934
MetLife Inc.	4.600%	5/13/46	1,299	1,433
1 MetLife Inc.	6.400%	12/15/66	2,112	2,434
1 MetLife Inc.	10.750%	8/1/69	510	854
1 Nationwide Financial Services Inc.	6.750%	5/15/87	640	709
Principal Financial Group Inc.	4.625%	9/15/42	640	703
Principal Financial Group Inc.	4.350%	5/15/43	715	756
Principal Financial Group Inc.	4.300%	11/15/46	1,200	1,271
Progressive Corp.	6.625%	3/1/29	338	439
Progressive Corp.	6.250%	12/1/32	149	197
Progressive Corp.	4.350%	4/25/44	1,025	1,121
Progressive Corp.	3.700%	1/26/45	150	149
Progressive Corp.	4.125%	4/15/47	2,300	2,425
Prudential Financial Inc.	5.750%	7/15/33	763	926
Prudential Financial Inc.	5.400%	6/13/35	353	418
Prudential Financial Inc.	5.900%	3/17/36	320	404
Prudential Financial Inc.	5.700%	12/14/36	1,426	1,766
Prudential Financial Inc.	6.625%	12/1/37	773	1,043
Prudential Financial Inc.	6.625%	6/21/40	1,095	1,493
Prudential Financial Inc.	6.200%	11/15/40	620	810
Prudential Financial Inc.	5.625%	5/12/41	518	637
Prudential Financial Inc.	5.800%	11/16/41	300	380
Prudential Financial Inc.	5.100%	8/15/43	480	561
Prudential Financial Inc.	4.600%	5/15/44	1,491	1,648
Transatlantic Holdings Inc.	8.000%	11/30/39	521	716
Travelers Cos. Inc.	6.750%	6/20/36	955	1,339
Travelers Cos. Inc.	6.250%	6/15/37	1,035	1,384
Travelers Cos. Inc.	5.350%	11/1/40	1,263	1,563
Travelers Cos. Inc.	4.600%	8/1/43	1,028	1,180
Travelers Cos. Inc.	4.300%	8/25/45	800	868
Travelers Cos. Inc.	3.750%	5/15/46	625	619
Travelers Cos. Inc.	4.000%	5/30/47	1,270	1,311
Travelers Property Casualty Corp.	6.375%	3/15/33	600	780
UnitedHealth Group Inc.	4.625%	7/15/35	2,305	2,642
UnitedHealth Group Inc.	5.800%	3/15/36	1,547	1,971
UnitedHealth Group Inc.	6.500%	6/15/37	690	951
UnitedHealth Group Inc.	6.625%	11/15/37	975	1,382
UnitedHealth Group Inc.	6.875%	2/15/38	1,685	2,427
UnitedHealth Group Inc.	5.700%	10/15/40	196	248
UnitedHealth Group Inc.	5.950%	2/15/41	485	637
UnitedHealth Group Inc.	4.625%	11/15/41	1,135	1,275
UnitedHealth Group Inc.	4.375%	3/15/42	498	541
UnitedHealth Group Inc.	3.950%	10/15/42	925	954
UnitedHealth Group Inc.	4.250%	3/15/43	1,015	1,094
UnitedHealth Group Inc.	4.750%	7/15/45	4,357	5,067
UnitedHealth Group Inc.	4.200%	1/15/47	2,225	2,390
UnitedHealth Group Inc.	4.250%	4/15/47	1,400	1,516
Unum Group	5.750%	8/15/42	780	941
Voya Financial Inc.	5.700%	7/15/43	628	738
Voya Financial Inc.	4.800%	6/15/46	457	487
WR Berkley Corp.	6.250%	2/15/37	150	188
WR Berkley Corp.	4.750%	8/1/44	606	637
XLIT Ltd.	5.250%	12/15/43	472	533
XLIT Ltd.	5.500%	3/31/45	940	1,031
Real Estate Investment Trusts (0.6%)
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	1,225	1,264
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	304	327
AvalonBay Communities Inc.	3.900%	10/15/46	1,037	1,023
ERP Operating LP	4.500%	7/1/44	1,295	1,391

68

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ERP Operating LP	4.500%	6/1/45	375	404
ERP Operating LP	4.000%	8/1/47	400	404
Federal Realty Investment Trust	4.500%	12/1/44	990	1,055
HCP Inc.	6.750%	2/1/41	394	517
Kilroy Realty LP	4.250%	8/15/29	650	680
Kimco Realty Corp.	4.250%	4/1/45	825	808
Kimco Realty Corp.	4.125%	12/1/46	525	501
Kimco Realty Corp.	4.450%	9/1/47	200	202
Omega Healthcare Investors Inc.	4.750%	1/15/28	1,500	1,526
Realty Income Corp.	4.650%	3/15/47	1,025	1,098
Regency Centers LP	4.400%	2/1/47	1,100	1,121
Simon Property Group LP	6.750%	2/1/40	820	1,131
Simon Property Group LP	4.750%	3/15/42	1,070	1,179
Simon Property Group LP	4.250%	10/1/44	875	901
Simon Property Group LP	4.250%	11/30/46	1,010	1,043
Ventas Realty LP	5.700%	9/30/43	382	457
Ventas Realty LP	4.375%	2/1/45	388	390
Welltower Inc.	6.500%	3/15/41	549	706
				478,797
Industrial (69.5%)
Basic Industry (4.4%)
Agrium Inc.	4.125%	3/15/35	1,120	1,132
Agrium Inc.	7.125%	5/23/36	380	503
Agrium Inc.	6.125%	1/15/41	608	758
Agrium Inc.	4.900%	6/1/43	915	1,019
Agrium Inc.	5.250%	1/15/45	1,103	1,269
Albemarle Corp.	5.450%	12/1/44	400	473
Barrick Gold Corp.	5.250%	4/1/42	1,950	2,250
Barrick North America Finance LLC	5.700%	5/30/41	1,410	1,700
Barrick North America Finance LLC	5.750%	5/1/43	1,506	1,871
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	1,661	2,035
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	2,025	2,140
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	4,065	4,824
Domtar Corp.	6.750%	2/15/44	275	307
Dow Chemical Co.	7.375%	11/1/29	1,715	2,311
Dow Chemical Co.	4.250%	10/1/34	1,521	1,584
Dow Chemical Co.	9.400%	5/15/39	1,220	2,055
Dow Chemical Co.	5.250%	11/15/41	1,365	1,557
Dow Chemical Co.	4.375%	11/15/42	2,275	2,334
Dow Chemical Co.	4.625%	10/1/44	1,220	1,296
Eastman Chemical Co.	4.800%	9/1/42	650	694
Eastman Chemical Co.	4.650%	10/15/44	1,770	1,878
Ecolab Inc.	5.500%	12/8/41	1,289	1,597
EI du Pont de Nemours & Co.	6.500%	1/15/28	400	505
EI du Pont de Nemours & Co.	4.900%	1/15/41	1,790	2,019
EI du Pont de Nemours & Co.	4.150%	2/15/43	1,070	1,093
Georgia-Pacific LLC	7.250%	6/1/28	366	486
Georgia-Pacific LLC	7.750%	11/15/29	478	675
Georgia-Pacific LLC	8.875%	5/15/31	665	1,053
Goldcorp Inc.	5.450%	6/9/44	770	873
International Flavors & Fragrances Inc.	4.375%	6/1/47	950	995
International Paper Co.	5.000%	9/15/35	1,163	1,301
International Paper Co.	7.300%	11/15/39	1,288	1,769
International Paper Co.	6.000%	11/15/41	590	719
International Paper Co.	4.800%	6/15/44	1,255	1,338
International Paper Co.	5.150%	5/15/46	750	848
International Paper Co.	4.400%	8/15/47	2,910	2,951
International Paper Co.	4.350%	8/15/48	1,800	1,829
Lubrizol Corp.	6.500%	10/1/34	415	554
LYB International Finance BV	5.250%	7/15/43	975	1,101
LYB International Finance BV	4.875%	3/15/44	2,325	2,509
LyondellBasell Industries NV	4.625%	2/26/55	1,987	1,993
Meadwestvaco Corp.	7.950%	2/15/31	1,100	1,564

69

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Methanex Corp.	5.650%	12/1/44	450	440
Monsanto Co.	4.200%	7/15/34	930	952
Monsanto Co.	5.875%	4/15/38	555	662
Monsanto Co.	3.600%	7/15/42	665	589
Monsanto Co.	4.650%	11/15/43	100	104
Monsanto Co.	4.400%	7/15/44	100	103
Monsanto Co.	3.950%	4/15/45	1,475	1,425
Monsanto Co.	4.700%	7/15/64	1,420	1,440
Mosaic Co.	5.450%	11/15/33	975	1,018
Mosaic Co.	4.875%	11/15/41	205	194
Mosaic Co.	5.625%	11/15/43	1,225	1,269
Newmont Mining Corp.	5.875%	4/1/35	661	788
Newmont Mining Corp.	6.250%	10/1/39	954	1,202
Newmont Mining Corp.	4.875%	3/15/42	2,273	2,453
Nucor Corp.	6.400%	12/1/37	905	1,190
Nucor Corp.	5.200%	8/1/43	920	1,086
Placer Dome Inc.	6.450%	10/15/35	234	280
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,235	1,476
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	635	761
Praxair Inc.	3.550%	11/7/42	1,020	996
Rio Tinto Alcan Inc.	7.250%	3/15/31	855	1,124
Rio Tinto Alcan Inc.	6.125%	12/15/33	794	997
Rio Tinto Alcan Inc.	5.750%	6/1/35	685	812
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	1,178	1,590
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	1,612	1,941
Rio Tinto Finance USA plc	4.750%	3/22/42	1,340	1,536
Rio Tinto Finance USA plc	4.125%	8/21/42	1,570	1,649
Rohm & Haas Co.	7.850%	7/15/29	1,090	1,514
RPM International Inc.	5.250%	6/1/45	500	566
Sherwin-Williams Co.	4.000%	12/15/42	216	209
Sherwin-Williams Co.	4.550%	8/1/45	700	733
Sherwin-Williams Co.	4.500%	6/1/47	2,350	2,458
Southern Copper Corp.	7.500%	7/27/35	2,620	3,378
Southern Copper Corp.	6.750%	4/16/40	1,565	1,912
Southern Copper Corp.	5.250%	11/8/42	965	1,011
Southern Copper Corp.	5.875%	4/23/45	2,700	3,053
Syngenta Finance NV	4.375%	3/28/42	225	202
Vale Canada Ltd.	7.200%	9/15/32	560	607
Vale Overseas Ltd.	8.250%	1/17/34	695	869
Vale Overseas Ltd.	6.875%	11/21/36	5,520	6,327
Vale Overseas Ltd.	6.875%	11/10/39	2,788	3,178
Vale SA	5.625%	9/11/42	2,475	2,518
Westlake Chemical Corp.	5.000%	8/15/46	1,250	1,358
Westrock MWV LLC	8.200%	1/15/30	485	691
Weyerhaeuser Co.	6.950%	10/1/27	405	518
Weyerhaeuser Co.	7.375%	3/15/32	1,444	2,040
Weyerhaeuser Co.	6.875%	12/15/33	625	804
Capital Goods (5.1%)
3M Co.	6.375%	2/15/28	355	460
3M Co.	5.700%	3/15/37	1,337	1,745
3M Co.	3.875%	6/15/44	377	393
3M Co.	3.125%	9/19/46	1,050	963
ABB Finance USA Inc.	4.375%	5/8/42	1,110	1,220
Boeing Co.	6.125%	2/15/33	875	1,144
Boeing Co.	3.300%	3/1/35	70	68
Boeing Co.	6.625%	2/15/38	300	423
Boeing Co.	6.875%	3/15/39	695	1,024
Boeing Co.	5.875%	2/15/40	721	958
Boeing Co.	3.375%	6/15/46	825	787
Boeing Co.	3.650%	3/1/47	550	553
Caterpillar Inc.	5.300%	9/15/35	635	765
Caterpillar Inc.	6.050%	8/15/36	515	673
Caterpillar Inc.	5.200%	5/27/41	855	1,046

70

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Inc.	3.803%	8/15/42	4,240	4,348
Caterpillar Inc.	4.300%	5/15/44	542	597
Caterpillar Inc.	4.750%	5/15/64	650	741
Deere & Co.	5.375%	10/16/29	601	741
Deere & Co.	8.100%	5/15/30	204	303
Deere & Co.	7.125%	3/3/31	300	425
Deere & Co.	3.900%	6/9/42	2,548	2,704
Dover Corp.	5.375%	10/15/35	500	600
Dover Corp.	6.600%	3/15/38	125	170
Dover Corp.	5.375%	3/1/41	541	663
Eaton Corp.	4.000%	11/2/32	1,100	1,168
Eaton Corp.	4.150%	11/2/42	1,775	1,829
Emerson Electric Co.	5.250%	11/15/39	345	416
Fortive Corp.	4.300%	6/15/46	825	872
General Dynamics Corp.	3.600%	11/15/42	532	535
General Electric Capital Corp.	6.750%	3/15/32	6,085	8,488
General Electric Capital Corp.	6.150%	8/7/37	1,686	2,240
General Electric Capital Corp.	5.875%	1/14/38	5,628	7,304
General Electric Capital Corp.	6.875%	1/10/39	2,800	4,058
General Electric Co.	4.125%	10/9/42	3,180	3,364
General Electric Co.	4.500%	3/11/44	3,930	4,341
Harris Corp.	4.854%	4/27/35	975	1,088
Harris Corp.	6.150%	12/15/40	548	694
Harris Corp.	5.054%	4/27/45	1,035	1,179
Honeywell International Inc.	5.700%	3/15/36	850	1,088
Honeywell International Inc.	5.700%	3/15/37	1,255	1,615
Honeywell International Inc.	5.375%	3/1/41	753	952
Illinois Tool Works Inc.	4.875%	9/15/41	1,092	1,300
Illinois Tool Works Inc.	3.900%	9/1/42	1,863	1,946
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	961	1,216
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	515	568
Johnson Controls International plc	6.000%	1/15/36	510	640
Johnson Controls International plc	5.700%	3/1/41	430	507
Johnson Controls International plc	4.625%	7/2/44	905	1,000
Johnson Controls International plc	5.125%	9/14/45	1,100	1,283
Johnson Controls International plc	4.500%	2/15/47	797	855
Johnson Controls International plc	4.950%	7/2/64	655	714
Lafarge SA	7.125%	7/15/36	850	1,103
Lockheed Martin Corp.	3.600%	3/1/35	661	662
Lockheed Martin Corp.	4.500%	5/15/36	1,000	1,106
Lockheed Martin Corp.	6.150%	9/1/36	815	1,070
Lockheed Martin Corp.	5.500%	11/15/39	295	359
Lockheed Martin Corp.	5.720%	6/1/40	779	980
Lockheed Martin Corp.	4.850%	9/15/41	1,330	1,531
Lockheed Martin Corp.	4.070%	12/15/42	2,715	2,821
Lockheed Martin Corp.	3.800%	3/1/45	1,608	1,587
Lockheed Martin Corp.	4.700%	5/15/46	3,645	4,121
Masco Corp.	7.750%	8/1/29	140	191
Masco Corp.	6.500%	8/15/32	140	174
Masco Corp.	4.500%	5/15/47	725	730
Northrop Grumman Corp.	5.050%	11/15/40	590	689
Northrop Grumman Corp.	4.750%	6/1/43	1,680	1,897
Northrop Grumman Corp.	3.850%	4/15/45	1,044	1,036
Northrop Grumman Systems Corp.	7.750%	2/15/31	931	1,336
Owens Corning	7.000%	12/1/36	563	738
Owens Corning	4.300%	7/15/47	1,300	1,262
Parker-Hannifin Corp.	4.200%	11/21/34	790	847
Parker-Hannifin Corp.	6.250%	5/15/38	690	931
Parker-Hannifin Corp.	4.450%	11/21/44	585	642
2 Parker-Hannifin Corp.	4.100%	3/1/47	1,325	1,384
Precision Castparts Corp.	4.200%	6/15/35	225	245
Precision Castparts Corp.	3.900%	1/15/43	441	454
Precision Castparts Corp.	4.375%	6/15/45	950	1,064
Raytheon Co.	4.875%	10/15/40	675	805

71

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Raytheon Co.	4.700%	12/15/41	470	544
Raytheon Co.	4.200%	12/15/44	738	808
Republic Services Inc.	6.200%	3/1/40	700	929
Republic Services Inc.	5.700%	5/15/41	620	780
Rockwell Collins Inc.	4.800%	12/15/43	485	538
Rockwell Collins Inc.	4.350%	4/15/47	2,130	2,241
Sonoco Products Co.	5.750%	11/1/40	975	1,162
Stanley Black & Decker Inc.	5.200%	9/1/40	590	682
United Technologies Corp.	6.700%	8/1/28	600	787
United Technologies Corp.	7.500%	9/15/29	750	1,059
United Technologies Corp.	5.400%	5/1/35	1,028	1,231
United Technologies Corp.	6.050%	6/1/36	978	1,259
United Technologies Corp.	6.125%	7/15/38	1,674	2,161
United Technologies Corp.	5.700%	4/15/40	2,039	2,535
United Technologies Corp.	4.500%	6/1/42	6,065	6,572
United Technologies Corp.	4.150%	5/15/45	1,409	1,440
United Technologies Corp.	3.750%	11/1/46	2,425	2,331
United Technologies Corp.	4.050%	5/4/47	850	861
Vulcan Materials Co.	4.500%	6/15/47	1,185	1,217
Waste Management Inc.	7.000%	7/15/28	230	308
Waste Management Inc.	3.900%	3/1/35	1,357	1,423
Waste Management Inc.	6.125%	11/30/39	350	462
Waste Management Inc.	4.100%	3/1/45	1,155	1,229
WW Grainger Inc.	4.600%	6/15/45	2,065	2,240
WW Grainger Inc.	3.750%	5/15/46	1,025	984
Xylem Inc.	4.375%	11/1/46	683	721
Communication (14.8%)
21st Century Fox America Inc.	6.550%	3/15/33	601	765
21st Century Fox America Inc.	6.200%	12/15/34	2,075	2,600
21st Century Fox America Inc.	6.400%	12/15/35	2,290	2,933
21st Century Fox America Inc.	8.150%	10/17/36	468	696
21st Century Fox America Inc.	6.150%	3/1/37	2,175	2,757
21st Century Fox America Inc.	6.650%	11/15/37	1,622	2,155
21st Century Fox America Inc.	7.850%	3/1/39	425	628
21st Century Fox America Inc.	6.900%	8/15/39	1,035	1,406
21st Century Fox America Inc.	6.150%	2/15/41	2,335	2,970
21st Century Fox America Inc.	5.400%	10/1/43	1,245	1,464
21st Century Fox America Inc.	4.750%	9/15/44	1,025	1,102
21st Century Fox America Inc.	4.950%	10/15/45	700	774
21st Century Fox America Inc.	7.750%	12/1/45	405	615
21st Century Fox America Inc.	4.750%	11/15/46	1,125	1,217
Activision Blizzard Inc.	4.500%	6/15/47	900	933
America Movil SAB de CV	6.375%	3/1/35	1,780	2,244
America Movil SAB de CV	6.125%	11/15/37	875	1,083
America Movil SAB de CV	6.125%	3/30/40	3,376	4,199
America Movil SAB de CV	4.375%	7/16/42	1,850	1,941
Ameritech Capital Funding Corp.	6.550%	1/15/28	435	510
AT&T Corp.	8.250%	11/15/31	884	1,241
AT&T Inc.	4.500%	5/15/35	4,335	4,243
AT&T Inc.	5.250%	3/1/37	5,248	5,547
AT&T Inc.	4.900%	8/14/37	8,650	8,753
AT&T Inc.	6.500%	9/1/37	1,310	1,572
AT&T Inc.	6.300%	1/15/38	2,155	2,530
AT&T Inc.	6.550%	2/15/39	1,279	1,535
AT&T Inc.	6.350%	3/15/40	1,100	1,282
AT&T Inc.	6.000%	8/15/40	1,028	1,165
AT&T Inc.	5.350%	9/1/40	3,539	3,734
AT&T Inc.	6.375%	3/1/41	2,695	3,193
AT&T Inc.	5.550%	8/15/41	1,849	1,991
AT&T Inc.	5.150%	3/15/42	2,184	2,222
AT&T Inc.	4.300%	12/15/42	3,438	3,204
AT&T Inc.	4.800%	6/15/44	3,395	3,297
AT&T Inc.	4.350%	6/15/45	6,026	5,469

72

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	4.750%	5/15/46	6,143	5,886
AT&T Inc.	5.450%	3/1/47	6,409	6,733
AT&T Inc.	4.500%	3/9/48	6,958	6,441
AT&T Inc.	4.550%	3/9/49	3,166	2,924
AT&T Inc.	5.150%	2/14/50	8,850	8,924
AT&T Inc.	5.700%	3/1/57	1,685	1,800
AT&T Inc.	5.300%	8/14/58	5,000	5,070
AT&T Mobility LLC	7.125%	12/15/31	828	1,073
Bellsouth Capital Funding Corp.	7.875%	2/15/30	644	862
BellSouth LLC	6.875%	10/15/31	673	812
BellSouth LLC	6.550%	6/15/34	445	528
BellSouth LLC	6.000%	11/15/34	450	506
BellSouth Telecommunications LLC	6.375%	6/1/28	597	736
British Telecommunications plc	9.125%	12/15/30	4,587	7,050
CBS Corp.	3.375%	2/15/28	1,365	1,344
CBS Corp.	7.875%	7/30/30	906	1,261
CBS Corp.	5.500%	5/15/33	790	883
CBS Corp.	5.900%	10/15/40	533	638
CBS Corp.	4.850%	7/1/42	1,235	1,304
CBS Corp.	4.900%	8/15/44	1,197	1,274
CBS Corp.	4.600%	1/15/45	530	550
2 Charter Communications Operating LLC / Charter
Communications Operating Capital	3.750%	2/15/28	1,750	1,707
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.384%	10/23/35	3,500	4,002
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.484%	10/23/45	6,973	8,022
2 Charter Communications Operating LLC / Charter
Communications Operating Capital	5.375%	5/1/47	2,825	2,883
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.834%	10/23/55	450	526
Comcast Corp.	3.150%	2/15/28	2,865	2,857
Comcast Corp.	4.250%	1/15/33	3,217	3,432
Comcast Corp.	7.050%	3/15/33	1,195	1,633
Comcast Corp.	4.200%	8/15/34	1,880	1,974
Comcast Corp.	5.650%	6/15/35	1,190	1,444
Comcast Corp.	4.400%	8/15/35	2,188	2,359
Comcast Corp.	6.500%	11/15/35	1,838	2,415
Comcast Corp.	3.200%	7/15/36	2,421	2,256
Comcast Corp.	6.450%	3/15/37	3,590	4,741
Comcast Corp.	6.950%	8/15/37	2,517	3,498
Comcast Corp.	6.400%	5/15/38	1,605	2,112
Comcast Corp.	6.550%	7/1/39	650	881
Comcast Corp.	6.400%	3/1/40	2,036	2,732
Comcast Corp.	4.650%	7/15/42	2,207	2,400
Comcast Corp.	4.500%	1/15/43	660	702
Comcast Corp.	4.750%	3/1/44	1,990	2,196
Comcast Corp.	4.600%	8/15/45	3,070	3,337
Comcast Corp.	3.400%	7/15/46	2,345	2,125
Comcast Corp.	4.000%	8/15/47	1,000	1,004
Crown Castle International Corp.	3.650%	9/1/27	1,750	1,760
Crown Castle International Corp.	4.750%	5/15/47	1,400	1,444
Deutsche Telekom International Finance BV	8.750%	6/15/30	6,354	9,400
Deutsche Telekom International Finance BV	9.250%	6/1/32	779	1,239
Discovery Communications LLC	6.350%	6/1/40	1,160	1,334
Discovery Communications LLC	4.950%	5/15/42	955	951
Discovery Communications LLC	4.875%	4/1/43	2,029	1,951
Grupo Televisa SAB	8.500%	3/11/32	415	557
Grupo Televisa SAB	6.625%	1/15/40	621	755
Grupo Televisa SAB	5.000%	5/13/45	1,725	1,757
Grupo Televisa SAB	6.125%	1/31/46	2,050	2,402
Historic TW Inc.	6.625%	5/15/29	705	882
Koninklijke KPN NV	8.375%	10/1/30	1,301	1,832
2 Moody's Corp.	3.250%	1/15/28	1,018	1,026

73

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Moody's Corp.	5.250%	7/15/44	995	1,165
NBCUniversal Media LLC	6.400%	4/30/40	1,750	2,332
NBCUniversal Media LLC	5.950%	4/1/41	2,220	2,826
NBCUniversal Media LLC	4.450%	1/15/43	1,950	2,061
New Cingular Wireless Services Inc.	8.750%	3/1/31	1,145	1,665
Orange SA	9.000%	3/1/31	4,790	7,332
Orange SA	5.375%	1/13/42	1,831	2,170
Orange SA	5.500%	2/6/44	699	847
Qwest Corp.	6.875%	9/15/33	1,567	1,547
Rogers Communications Inc.	7.500%	8/15/38	675	951
Rogers Communications Inc.	4.500%	3/15/43	806	873
Rogers Communications Inc.	5.450%	10/1/43	1,000	1,210
Rogers Communications Inc.	5.000%	3/15/44	1,726	1,986
S&P Global Inc.	6.550%	11/15/37	763	983
TCI Communications Inc.	7.125%	2/15/28	521	692
Telefonica Emisiones SAU	7.045%	6/20/36	3,463	4,574
Telefonica Emisiones SAU	5.213%	3/8/47	4,670	5,188
Telefonica Europe BV	8.250%	9/15/30	1,632	2,313
TELUS Corp.	3.700%	9/15/27	725	748
Thomson Reuters Corp.	5.500%	8/15/35	750	854
Thomson Reuters Corp.	5.850%	4/15/40	951	1,114
Thomson Reuters Corp.	4.500%	5/23/43	650	678
Thomson Reuters Corp.	5.650%	11/23/43	554	661
Time Warner Cable LLC	6.550%	5/1/37	2,440	2,807
Time Warner Cable LLC	7.300%	7/1/38	2,749	3,390
Time Warner Cable LLC	6.750%	6/15/39	2,990	3,509
Time Warner Cable LLC	5.875%	11/15/40	2,023	2,171
Time Warner Cable LLC	5.500%	9/1/41	2,575	2,645
Time Warner Cable LLC	4.500%	9/15/42	1,790	1,634
Time Warner Cos. Inc.	6.950%	1/15/28	1,238	1,568
Time Warner Entertainment Co. LP	8.375%	7/15/33	1,448	1,922
Time Warner Inc.	7.625%	4/15/31	1,448	1,994
Time Warner Inc.	7.700%	5/1/32	1,300	1,818
Time Warner Inc.	6.500%	11/15/36	1,220	1,480
Time Warner Inc.	6.200%	3/15/40	922	1,096
Time Warner Inc.	6.100%	7/15/40	1,635	1,899
Time Warner Inc.	6.250%	3/29/41	1,375	1,642
Time Warner Inc.	5.375%	10/15/41	1,170	1,261
Time Warner Inc.	4.900%	6/15/42	1,470	1,488
Time Warner Inc.	5.350%	12/15/43	920	990
Time Warner Inc.	4.650%	6/1/44	1,012	985
Time Warner Inc.	4.850%	7/15/45	1,234	1,244
Verizon Communications Inc.	4.500%	8/10/33	6,500	6,614
Verizon Communications Inc.	4.400%	11/1/34	5,082	5,090
Verizon Communications Inc.	4.272%	1/15/36	6,025	5,857
Verizon Communications Inc.	5.250%	3/16/37	6,448	6,953
Verizon Communications Inc.	4.812%	3/15/39	3,033	3,076
Verizon Communications Inc.	4.750%	11/1/41	1,545	1,522
Verizon Communications Inc.	3.850%	11/1/42	2,636	2,284
Verizon Communications Inc.	4.125%	8/15/46	3,275	2,905
Verizon Communications Inc.	4.862%	8/21/46	8,785	8,738
Verizon Communications Inc.	5.500%	3/16/47	3,060	3,311
Verizon Communications Inc.	4.522%	9/15/48	8,325	7,768
Verizon Communications Inc.	5.012%	4/15/49	7,154	7,182
Verizon Communications Inc.	5.012%	8/21/54	9,674	9,475
Verizon Communications Inc.	4.672%	3/15/55	9,369	8,736
Viacom Inc.	4.850%	12/15/34	1,675	1,600
Viacom Inc.	6.875%	4/30/36	820	923
Viacom Inc.	4.375%	3/15/43	3,825	3,249
Viacom Inc.	5.850%	9/1/43	1,835	1,893
Viacom Inc.	5.250%	4/1/44	621	600
Vodafone Group plc	7.875%	2/15/30	1,595	2,201
Vodafone Group plc	6.250%	11/30/32	891	1,104
Vodafone Group plc	6.150%	2/27/37	2,110	2,619

74

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vodafone Group plc	4.375%	2/19/43	2,528	2,562
Walt Disney Co.	7.000%	3/1/32	645	918
Walt Disney Co.	4.375%	8/16/41	816	886
Walt Disney Co.	4.125%	12/1/41	970	1,025
Walt Disney Co.	3.700%	12/1/42	1,040	1,032
Walt Disney Co.	4.125%	6/1/44	1,969	2,074
Walt Disney Co.	3.000%	7/30/46	300	263
WPP Finance 2010	5.125%	9/7/42	525	559
WPP Finance 2010	5.625%	11/15/43	850	979
Consumer Cyclical (6.9%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	1,080	1,210
Amazon.com Inc.	4.800%	12/5/34	2,407	2,760
2 Amazon.com Inc.	3.875%	8/22/37	4,800	4,955
Amazon.com Inc.	4.950%	12/5/44	2,284	2,664
2 Amazon.com Inc.	4.050%	8/22/47	6,150	6,338
2 Amazon.com Inc.	4.250%	8/22/57	3,900	4,049
Bed Bath & Beyond Inc.	4.915%	8/1/34	475	450
Bed Bath & Beyond Inc.	5.165%	8/1/44	1,545	1,388
BorgWarner Inc.	4.375%	3/15/45	765	776
Cummins Inc.	7.125%	3/1/28	425	570
Cummins Inc.	4.875%	10/1/43	550	638
CVS Health Corp.	4.875%	7/20/35	1,000	1,117
CVS Health Corp.	5.300%	12/5/43	1,983	2,332
CVS Health Corp.	5.125%	7/20/45	6,378	7,382
Daimler Finance North America LLC	8.500%	1/18/31	2,582	3,900
Darden Restaurants Inc.	6.800%	10/15/37	500	648
Delphi Automotive plc	4.400%	10/1/46	605	618
eBay Inc.	4.000%	7/15/42	1,272	1,155
Ford Holdings LLC	9.300%	3/1/30	650	922
Ford Motor Co.	6.625%	10/1/28	1,125	1,354
Ford Motor Co.	6.375%	2/1/29	546	642
Ford Motor Co.	7.450%	7/16/31	3,367	4,313
Ford Motor Co.	4.750%	1/15/43	2,826	2,715
Ford Motor Co.	7.400%	11/1/46	435	574
Ford Motor Co.	5.291%	12/8/46	2,050	2,101
General Motors Co.	4.200%	10/1/27	1,300	1,315
General Motors Co.	5.000%	4/1/35	1,342	1,341
General Motors Co.	6.600%	4/1/36	2,065	2,397
General Motors Co.	5.150%	4/1/38	1,700	1,714
General Motors Co.	6.250%	10/2/43	2,183	2,439
General Motors Co.	5.200%	4/1/45	2,555	2,527
General Motors Co.	6.750%	4/1/46	1,670	1,978
General Motors Co.	5.400%	4/1/48	1,500	1,517
Harley-Davidson Inc.	4.625%	7/28/45	335	350
Home Depot Inc.	5.875%	12/16/36	5,177	6,739
Home Depot Inc.	5.400%	9/15/40	1,230	1,525
Home Depot Inc.	5.950%	4/1/41	1,465	1,940
Home Depot Inc.	4.200%	4/1/43	1,809	1,928
Home Depot Inc.	4.875%	2/15/44	1,493	1,755
Home Depot Inc.	4.400%	3/15/45	2,655	2,903
Home Depot Inc.	4.250%	4/1/46	2,165	2,339
Home Depot Inc.	3.900%	6/15/47	1,400	1,431
Home Depot Inc.	3.500%	9/15/56	1,550	1,430
Kohl's Corp.	5.550%	7/17/45	785	739
Lear Corp.	3.800%	9/15/27	1,200	1,201
Lowe's Cos. Inc.	6.500%	3/15/29	331	436
Lowe's Cos. Inc.	4.650%	4/15/42	1,210	1,341
Lowe's Cos. Inc.	4.250%	9/15/44	530	560
Lowe's Cos. Inc.	4.375%	9/15/45	2,050	2,205
Lowe's Cos. Inc.	3.700%	4/15/46	2,760	2,667
Lowe's Cos. Inc.	4.050%	5/3/47	2,750	2,814
Macy's Retail Holdings Inc.	7.000%	2/15/28	450	492
Macy's Retail Holdings Inc.	6.900%	4/1/29	690	748

75

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Macy's Retail Holdings Inc.	6.900%	1/15/32	225	244
Macy's Retail Holdings Inc.	6.700%	7/15/34	340	361
Macy's Retail Holdings Inc.	4.500%	12/15/34	830	712
Macy's Retail Holdings Inc.	6.375%	3/15/37	860	895
Mastercard Inc.	3.800%	11/21/46	1,035	1,067
McDonald's Corp.	4.700%	12/9/35	1,820	2,038
McDonald's Corp.	6.300%	10/15/37	1,470	1,928
McDonald's Corp.	6.300%	3/1/38	1,351	1,770
McDonald's Corp.	5.700%	2/1/39	407	503
McDonald's Corp.	3.700%	2/15/42	1,033	985
McDonald's Corp.	3.625%	5/1/43	950	895
McDonald's Corp.	4.600%	5/26/45	895	966
McDonald's Corp.	4.875%	12/9/45	3,402	3,874
McDonald's Corp.	4.450%	3/1/47	825	881
NIKE Inc.	3.625%	5/1/43	500	494
NIKE Inc.	3.875%	11/1/45	1,445	1,492
NIKE Inc.	3.375%	11/1/46	1,050	997
Nordstrom Inc.	6.950%	3/15/28	555	634
Nordstrom Inc.	5.000%	1/15/44	1,674	1,648
O'Reilly Automotive Inc.	3.600%	9/1/27	800	803
Priceline Group Inc.	3.550%	3/15/28	850	858
QVC Inc.	5.450%	8/15/34	685	673
QVC Inc.	5.950%	3/15/43	105	104
Starbucks Corp.	4.300%	6/15/45	425	471
Target Corp.	6.350%	11/1/32	724	940
Target Corp.	6.500%	10/15/37	1,027	1,383
Target Corp.	7.000%	1/15/38	975	1,380
Target Corp.	4.000%	7/1/42	2,632	2,642
Target Corp.	3.625%	4/15/46	2,060	1,934
VF Corp.	6.450%	11/1/37	720	963
Visa Inc.	4.150%	12/14/35	3,710	4,046
Visa Inc.	4.300%	12/14/45	5,617	6,261
Wal-Mart Stores Inc.	7.550%	2/15/30	1,743	2,561
Wal-Mart Stores Inc.	5.250%	9/1/35	5,275	6,494
Wal-Mart Stores Inc.	6.200%	4/15/38	3,809	5,210
Wal-Mart Stores Inc.	5.625%	4/1/40	1,947	2,515
Wal-Mart Stores Inc.	4.875%	7/8/40	1,875	2,227
Wal-Mart Stores Inc.	5.000%	10/25/40	3,143	3,787
Wal-Mart Stores Inc.	5.625%	4/15/41	3,331	4,331
Wal-Mart Stores Inc.	4.000%	4/11/43	1,961	2,079
Wal-Mart Stores Inc.	4.750%	10/2/43	1,650	1,949
Wal-Mart Stores Inc.	4.300%	4/22/44	1,927	2,158
Walgreen Co.	4.400%	9/15/42	610	620
Walgreens Boots Alliance Inc.	4.500%	11/18/34	1,401	1,477
Walgreens Boots Alliance Inc.	4.800%	11/18/44	2,569	2,780
Walgreens Boots Alliance Inc.	4.650%	6/1/46	1,050	1,109
Western Union Co.	6.200%	11/17/36	610	662
Western Union Co.	6.200%	6/21/40	180	191
Consumer Noncyclical (16.9%)
Abbott Laboratories	4.750%	11/30/36	3,390	3,716
Abbott Laboratories	6.150%	11/30/37	1,000	1,252
Abbott Laboratories	6.000%	4/1/39	801	981
Abbott Laboratories	5.300%	5/27/40	1,293	1,474
Abbott Laboratories	4.750%	4/15/43	1,375	1,485
Abbott Laboratories	4.900%	11/30/46	6,225	6,958
AbbVie Inc.	4.500%	5/14/35	4,604	4,902
AbbVie Inc.	4.300%	5/14/36	1,727	1,798
AbbVie Inc.	4.400%	11/6/42	4,546	4,710
AbbVie Inc.	4.700%	5/14/45	4,392	4,752
AbbVie Inc.	4.450%	5/14/46	3,501	3,672
Actavis Inc.	4.625%	10/1/42	400	427
AHS Hospital Corp.	5.024%	7/1/45	700	856
Allergan Funding SCS	4.550%	3/15/35	5,300	5,693

76

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Allergan Funding SCS	4.850%	6/15/44	2,906	3,191
Allergan Funding SCS	4.750%	3/15/45	2,585	2,826
Altria Group Inc.	4.250%	8/9/42	2,296	2,340
Altria Group Inc.	4.500%	5/2/43	1,130	1,196
Altria Group Inc.	5.375%	1/31/44	2,979	3,557
Altria Group Inc.	3.875%	9/16/46	1,885	1,827
AmerisourceBergen Corp.	4.250%	3/1/45	837	853
Amgen Inc.	6.400%	2/1/39	850	1,082
Amgen Inc.	4.950%	10/1/41	1,685	1,871
Amgen Inc.	5.150%	11/15/41	2,725	3,145
Amgen Inc.	4.400%	5/1/45	4,824	5,032
Amgen Inc.	4.563%	6/15/48	2,441	2,590
Amgen Inc.	4.663%	6/15/51	6,182	6,724
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	11,183	12,402
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	1,490	1,493
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	1,175	1,291
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	18,067	20,516
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	1,860	2,947
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	715	1,112
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	3,130	3,544
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	2,699	2,624
Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	4,195	4,485
Archer-Daniels-Midland Co.	5.935%	10/1/32	605	766
Archer-Daniels-Midland Co.	5.375%	9/15/35	810	984
Archer-Daniels-Midland Co.	4.535%	3/26/42	1,116	1,260
Archer-Daniels-Midland Co.	4.016%	4/16/43	1,631	1,739
Ascension Health	3.945%	11/15/46	1,575	1,644
1 Ascension Health	4.847%	11/15/53	725	853
AstraZeneca plc	6.450%	9/15/37	5,208	6,894
AstraZeneca plc	4.000%	9/18/42	1,972	1,927
AstraZeneca plc	4.375%	11/16/45	1,069	1,127
2 BAT Capital Corp.	4.390%	8/15/37	5,300	5,456
2 BAT Capital Corp.	4.540%	8/15/47	4,250	4,385
Baxalta Inc.	5.250%	6/23/45	1,750	2,022
Baxter International Inc.	3.500%	8/15/46	682	619
Baylor Scott & White Holdings Texas Revenue	4.185%	11/15/45	1,143	1,217
Becton Dickinson & Co.	5.000%	11/12/40	717	793
Becton Dickinson & Co.	4.875%	5/15/44	1,000	1,046
Becton Dickinson & Co.	4.685%	12/15/44	2,046	2,146
Becton Dickinson & Co.	4.669%	6/6/47	1,600	1,675
Biogen Inc.	5.200%	9/15/45	3,220	3,709
Boston Children's Hospital Corp. Revenue	4.115%	1/1/47	550	593
Boston Scientific Corp.	7.000%	11/15/35	575	750
Boston Scientific Corp.	7.375%	1/15/40	490	668
Bristol-Myers Squibb Co.	3.250%	8/1/42	1,091	1,016
Bristol-Myers Squibb Co.	4.500%	3/1/44	137	154
Brown-Forman Corp.	4.500%	7/15/45	850	931
Campbell Soup Co.	3.800%	8/2/42	525	506
Cardinal Health Inc.	4.600%	3/15/43	482	506
Cardinal Health Inc.	4.500%	11/15/44	694	718
Cardinal Health Inc.	4.900%	9/15/45	575	638
Cardinal Health Inc.	4.368%	6/15/47	1,050	1,079
1 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	1,251	1,190
Celgene Corp.	5.250%	8/15/43	585	677
Celgene Corp.	4.625%	5/15/44	1,460	1,570
Celgene Corp.	5.000%	8/15/45	3,855	4,403
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	425	456
Church & Dwight Co. Inc.	3.950%	8/1/47	700	703
City of Hope	5.623%	11/15/43	575	734
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	650	719
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,402
Colgate-Palmolive Co.	4.000%	8/15/45	870	920
Colgate-Palmolive Co.	3.700%	8/1/47	1,135	1,146
Conagra Brands Inc.	7.000%	10/1/28	475	605

77

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Conagra Brands Inc.	8.250%	9/15/30	520	712
Constellation Brands Inc.	4.500%	5/9/47	875	913
Danaher Corp.	4.375%	9/15/45	734	820
Delhaize America LLC	9.000%	4/15/31	320	472
Diageo Capital plc	5.875%	9/30/36	1,003	1,311
Diageo Capital plc	3.875%	4/29/43	620	637
Diageo Investment Corp.	7.450%	4/15/35	774	1,145
Diageo Investment Corp.	4.250%	5/11/42	819	885
Dignity Health California GO	4.500%	11/1/42	625	608
Dignity Health California GO	5.267%	11/1/64	400	437
2 Dr Pepper Snapple Group Inc.	4.500%	11/15/45	775	834
Dr Pepper Snapple Group Inc.	4.420%	12/15/46	650	693
Duke University Health System Inc.	3.920%	6/1/47	755	788
Eli Lilly & Co.	5.550%	3/15/37	1,045	1,313
Eli Lilly & Co.	3.700%	3/1/45	948	947
Eli Lilly & Co.	3.950%	5/15/47	875	923
Estee Lauder Cos. Inc.	6.000%	5/15/37	565	720
Estee Lauder Cos. Inc.	4.375%	6/15/45	890	971
Estee Lauder Cos. Inc.	4.150%	3/15/47	1,125	1,195
Express Scripts Holding Co.	6.125%	11/15/41	865	1,045
Express Scripts Holding Co.	4.800%	7/15/46	2,855	3,004
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	885	914
Genentech Inc.	5.250%	7/15/35	625	756
General Mills Inc.	5.400%	6/15/40	923	1,088
General Mills Inc.	4.150%	2/15/43	625	630
Gilead Sciences Inc.	4.600%	9/1/35	2,149	2,364
Gilead Sciences Inc.	4.000%	9/1/36	1,750	1,796
Gilead Sciences Inc.	5.650%	12/1/41	784	977
Gilead Sciences Inc.	4.800%	4/1/44	3,829	4,236
Gilead Sciences Inc.	4.500%	2/1/45	4,084	4,368
Gilead Sciences Inc.	4.750%	3/1/46	3,705	4,117
Gilead Sciences Inc.	4.150%	3/1/47	2,495	2,561
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	655	791
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	4,295	5,890
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,250	1,353
Hackensack Meridian Health	4.500%	7/1/57	400	447
Hasbro Inc.	6.350%	3/15/40	560	689
Hasbro Inc.	5.100%	5/15/44	830	897
JM Smucker Co.	4.250%	3/15/35	1,116	1,177
JM Smucker Co.	4.375%	3/15/45	875	933
Johns Hopkins Health System Corp.	3.837%	5/15/46	700	725
Johnson & Johnson	6.950%	9/1/29	410	572
Johnson & Johnson	4.950%	5/15/33	700	851
Johnson & Johnson	4.375%	12/5/33	1,145	1,310
Johnson & Johnson	3.550%	3/1/36	1,959	2,025
Johnson & Johnson	3.625%	3/3/37	3,653	3,819
Johnson & Johnson	5.950%	8/15/37	1,885	2,575
Johnson & Johnson	5.850%	7/15/38	865	1,166
Johnson & Johnson	4.500%	9/1/40	734	847
Johnson & Johnson	4.850%	5/15/41	420	513
Johnson & Johnson	4.500%	12/5/43	707	823
Johnson & Johnson	3.700%	3/1/46	1,870	1,942
Johnson & Johnson	3.750%	3/3/47	3,050	3,192
Kaiser Foundation Hospitals	4.875%	4/1/42	1,164	1,384
Kaiser Foundation Hospitals	4.150%	5/1/47	2,400	2,572
Kellogg Co.	7.450%	4/1/31	700	961
Kellogg Co.	4.500%	4/1/46	1,300	1,370
Kimberly-Clark Corp.	6.625%	8/1/37	780	1,118
Kimberly-Clark Corp.	5.300%	3/1/41	575	720
Kimberly-Clark Corp.	3.700%	6/1/43	669	653
Kimberly-Clark Corp.	3.200%	7/30/46	1,650	1,527
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	1,589	1,856
Koninklijke Philips NV	6.875%	3/11/38	175	238
Koninklijke Philips NV	5.000%	3/15/42	1,440	1,623

78

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kraft Foods Group Inc.	6.875%	1/26/39	1,895	2,451
Kraft Foods Group Inc.	6.500%	2/9/40	1,863	2,323
Kraft Foods Group Inc.	5.000%	6/4/42	3,141	3,322
Kraft Heinz Foods Co.	5.000%	7/15/35	1,198	1,305
Kraft Heinz Foods Co.	5.200%	7/15/45	4,236	4,565
Kraft Heinz Foods Co.	4.375%	6/1/46	4,465	4,357
Kroger Co.	4.450%	2/1/47	1,950	1,877
Kroger Co.	4.650%	1/15/48	875	863
Laboratory Corp. of America Holdings	3.600%	9/1/27	300	306
Laboratory Corp. of America Holdings	4.700%	2/1/45	2,071	2,184
Mattel Inc.	5.450%	11/1/41	450	457
1 Mayo Clinic	3.774%	11/15/43	450	461
1 Mayo Clinic	4.000%	11/15/47	635	659
1 Mayo Clinic	4.128%	11/15/52	400	424
McCormick & Co. Inc.	4.200%	8/15/47	800	831
McKesson Corp.	6.000%	3/1/41	855	1,056
McKesson Corp.	4.883%	3/15/44	1,363	1,505
Mead Johnson Nutrition Co.	5.900%	11/1/39	595	754
Mead Johnson Nutrition Co.	4.600%	6/1/44	789	881
Medtronic Inc.	4.375%	3/15/35	5,077	5,609
Medtronic Inc.	6.500%	3/15/39	155	212
Medtronic Inc.	5.550%	3/15/40	865	1,071
Medtronic Inc.	4.500%	3/15/42	1,887	2,082
Medtronic Inc.	4.625%	3/15/44	1,032	1,167
Medtronic Inc.	4.625%	3/15/45	7,658	8,693
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	685	806
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	895	929
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	714	767
Merck & Co. Inc.	6.500%	12/1/33	2,604	3,531
Merck & Co. Inc.	6.550%	9/15/37	980	1,368
Merck & Co. Inc.	3.600%	9/15/42	590	587
Merck & Co. Inc.	4.150%	5/18/43	1,620	1,744
Merck & Co. Inc.	3.700%	2/10/45	4,195	4,241
Merck Sharp & Dohme Corp.	5.950%	12/1/28	355	441
Merck Sharp & Dohme Corp.	5.850%	6/30/39	900	1,195
Molson Coors Brewing Co.	5.000%	5/1/42	2,296	2,540
Molson Coors Brewing Co.	4.200%	7/15/46	2,757	2,740
Mondelez International Inc.	6.500%	2/9/40	909	1,183
Mylan Inc.	5.400%	11/29/43	682	743
Mylan NV	5.250%	6/15/46	1,800	1,935
New York & Presbyterian Hospital	4.024%	8/1/45	1,000	1,034
New York & Presbyterian Hospital	4.063%	8/1/56	700	715
Newell Brands Inc.	5.375%	4/1/36	1,650	1,929
Newell Brands Inc.	5.500%	4/1/46	2,921	3,475
Northwell Healthcare Inc.	3.979%	11/1/46	850	833
Novartis Capital Corp.	3.700%	9/21/42	848	854
Novartis Capital Corp.	4.400%	5/6/44	4,045	4,532
Novartis Capital Corp.	4.000%	11/20/45	1,300	1,381
NYU Hospitals Center	4.784%	7/1/44	425	477
1 NYU Hospitals Center	4.368%	7/1/47	775	841
Partners Healthcare System Inc.	4.117%	7/1/55	475	493
PepsiCo Inc.	5.500%	1/15/40	1,588	2,013
PepsiCo Inc.	4.875%	11/1/40	1,404	1,643
PepsiCo Inc.	4.000%	3/5/42	1,795	1,868
PepsiCo Inc.	3.600%	8/13/42	150	146
PepsiCo Inc.	4.250%	10/22/44	1,561	1,683
PepsiCo Inc.	4.600%	7/17/45	612	697
PepsiCo Inc.	4.450%	4/14/46	2,615	2,931
PepsiCo Inc.	3.450%	10/6/46	2,003	1,912
PepsiCo Inc.	4.000%	5/2/47	1,655	1,730
Perrigo Finance Unlimited Co.	4.900%	12/15/44	983	992
Pfizer Inc.	4.000%	12/15/36	1,523	1,645
Pfizer Inc.	7.200%	3/15/39	4,555	6,856
Pfizer Inc.	5.600%	9/15/40	36	45

79

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pfizer Inc.	4.300%	6/15/43	1,162	1,266
Pfizer Inc.	4.400%	5/15/44	1,835	2,039
Pfizer Inc.	4.125%	12/15/46	2,850	3,051
Pharmacia LLC	6.600%	12/1/28	1,105	1,473
Philip Morris International Inc.	6.375%	5/16/38	2,199	2,934
Philip Morris International Inc.	4.375%	11/15/41	1,280	1,359
Philip Morris International Inc.	4.500%	3/20/42	931	1,004
Philip Morris International Inc.	3.875%	8/21/42	1,205	1,176
Philip Morris International Inc.	4.125%	3/4/43	1,843	1,872
Philip Morris International Inc.	4.875%	11/15/43	1,055	1,188
Philip Morris International Inc.	4.250%	11/10/44	2,867	3,026
Procter & Gamble Co.	5.500%	2/1/34	1,550	1,996
Procter & Gamble Co.	5.550%	3/5/37	1,700	2,289
Quest Diagnostics Inc.	4.700%	3/30/45	500	532
Reynolds American Inc.	5.700%	8/15/35	1,580	1,855
Reynolds American Inc.	7.250%	6/15/37	876	1,197
Reynolds American Inc.	6.150%	9/15/43	125	156
Reynolds American Inc.	5.850%	8/15/45	4,239	5,124
RWJ Barnabas Health Inc.	3.949%	7/1/46	625	632
Stryker Corp.	4.100%	4/1/43	682	690
Stryker Corp.	4.375%	5/15/44	975	1,022
Stryker Corp.	4.625%	3/15/46	1,370	1,513
Sysco Corp.	5.375%	9/21/35	1,389	1,631
Sysco Corp.	4.850%	10/1/45	350	395
Sysco Corp.	4.500%	4/1/46	935	998
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,478	1,600
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	3,277	2,758
1 Texas Health Resources	4.330%	11/15/55	552	601
The Kroger Co.	7.700%	6/1/29	680	899
The Kroger Co.	8.000%	9/15/29	200	269
The Kroger Co.	7.500%	4/1/31	480	642
The Kroger Co.	6.900%	4/15/38	181	227
The Kroger Co.	5.400%	7/15/40	1,163	1,252
The Kroger Co.	5.150%	8/1/43	675	714
The Kroger Co.	3.875%	10/15/46	625	552
The Pepsi Bottling Group Inc.	7.000%	3/1/29	2,115	2,906
Thermo Fisher Scientific Inc.	5.300%	2/1/44	808	954
Thermo Fisher Scientific Inc.	4.100%	8/15/47	1,400	1,411
Trinity Health Corp.	4.125%	12/1/45	600	614
Tyson Foods Inc.	4.875%	8/15/34	885	986
Tyson Foods Inc.	5.150%	8/15/44	1,074	1,233
Tyson Foods Inc.	4.550%	6/2/47	1,330	1,428
Unilever Capital Corp.	5.900%	11/15/32	1,199	1,578
Whirlpool Corp.	4.500%	6/1/46	800	847
Wyeth LLC	6.500%	2/1/34	1,505	2,056
Wyeth LLC	6.000%	2/15/36	1,659	2,183
Wyeth LLC	5.950%	4/1/37	2,644	3,504
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	650	759
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	702	706
Zoetis Inc.	4.700%	2/1/43	1,885	2,051
Energy (10.7%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	695	854
Anadarko Finance Co.	7.500%	5/1/31	1,577	1,965
Anadarko Petroleum Corp.	6.450%	9/15/36	2,750	3,215
Anadarko Petroleum Corp.	7.950%	6/15/39	295	388
Anadarko Petroleum Corp.	6.200%	3/15/40	1,528	1,721
Anadarko Petroleum Corp.	4.500%	7/15/44	1,100	1,017
Anadarko Petroleum Corp.	6.600%	3/15/46	2,530	3,060
Apache Corp.	6.000%	1/15/37	1,761	2,031
Apache Corp.	5.100%	9/1/40	2,871	2,978
Apache Corp.	5.250%	2/1/42	555	584
Apache Corp.	4.750%	4/15/43	2,365	2,359
Apache Corp.	4.250%	1/15/44	950	880

80

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apache Finance Canada Corp.	7.750%	12/15/29	900	1,203
Baker Hughes a GE Co. LLC	5.125%	9/15/40	2,245	2,624
BP Capital Markets plc	3.723%	11/28/28	1,380	1,441
Buckeye Partners LP	5.850%	11/15/43	695	754
Buckeye Partners LP	5.600%	10/15/44	556	586
Burlington Resources Finance Co.	7.200%	8/15/31	1,544	2,091
Burlington Resources Finance Co.	7.400%	12/1/31	1,131	1,563
Canadian Natural Resources Ltd.	7.200%	1/15/32	843	1,051
Canadian Natural Resources Ltd.	6.450%	6/30/33	761	889
Canadian Natural Resources Ltd.	5.850%	2/1/35	400	447
Canadian Natural Resources Ltd.	6.500%	2/15/37	655	782
Canadian Natural Resources Ltd.	6.250%	3/15/38	2,327	2,731
Canadian Natural Resources Ltd.	6.750%	2/1/39	509	625
Canadian Natural Resources Ltd.	4.950%	6/1/47	1,040	1,072
2 Cenovus Energy Inc.	5.250%	6/15/37	1,725	1,620
Cenovus Energy Inc.	6.750%	11/15/39	2,800	2,996
Cenovus Energy Inc.	4.450%	9/15/42	775	648
Cenovus Energy Inc.	5.200%	9/15/43	550	503
2 Cenovus Energy Inc.	5.400%	6/15/47	1,400	1,325
Columbia Pipeline Group Inc.	5.800%	6/1/45	750	908
Conoco Funding Co.	7.250%	10/15/31	712	970
ConocoPhillips	5.900%	10/15/32	815	989
ConocoPhillips	5.900%	5/15/38	946	1,175
ConocoPhillips	6.500%	2/1/39	4,795	6,308
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	952	1,190
ConocoPhillips Co.	4.150%	11/15/34	1,175	1,196
ConocoPhillips Co.	4.300%	11/15/44	1,403	1,461
ConocoPhillips Co.	5.950%	3/15/46	808	1,035
ConocoPhillips Holding Co.	6.950%	4/15/29	2,225	2,917
Devon Energy Corp.	7.950%	4/15/32	1,530	2,014
Devon Energy Corp.	5.600%	7/15/41	2,217	2,360
Devon Energy Corp.	4.750%	5/15/42	1,312	1,285
Devon Energy Corp.	5.000%	6/15/45	1,289	1,305
Devon Financing Co. LLC	7.875%	9/30/31	1,695	2,219
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	666	725
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	677	721
Enable Midstream Partners LP	5.000%	5/15/44	873	838
Enbridge Energy Partners LP	7.500%	4/15/38	1,360	1,735
Enbridge Energy Partners LP	5.500%	9/15/40	720	766
Enbridge Energy Partners LP	7.375%	10/15/45	650	842
Enbridge Inc.	4.500%	6/10/44	700	708
Enbridge Inc.	5.500%	12/1/46	1,500	1,738
Encana Corp.	8.125%	9/15/30	500	641
Encana Corp.	6.500%	8/15/34	1,198	1,384
Encana Corp.	6.625%	8/15/37	1,750	2,053
Encana Corp.	6.500%	2/1/38	658	764
Encana Corp.	5.150%	11/15/41	50	49
Energy Transfer LP	8.250%	11/15/29	264	349
Energy Transfer LP	4.900%	3/15/35	1,565	1,562
Energy Transfer LP	6.625%	10/15/36	645	745
Energy Transfer LP	7.500%	7/1/38	923	1,124
Energy Transfer LP	6.050%	6/1/41	784	839
Energy Transfer LP	6.500%	2/1/42	1,270	1,427
Energy Transfer LP	5.150%	2/1/43	345	334
Energy Transfer LP	5.950%	10/1/43	652	690
Energy Transfer LP	5.150%	3/15/45	2,110	2,054
Energy Transfer LP	6.125%	12/15/45	2,398	2,613
Energy Transfer LP	5.300%	4/15/47	1,500	1,496
Eni USA Inc.	7.300%	11/15/27	395	500
EnLink Midstream Partners LP	5.600%	4/1/44	633	643
EnLink Midstream Partners LP	5.050%	4/1/45	1,200	1,141
EnLink Midstream Partners LP	5.450%	6/1/47	350	351
Enterprise Products Operating LLC	6.875%	3/1/33	854	1,084
Enterprise Products Operating LLC	6.650%	10/15/34	360	457

81

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	7.550%	4/15/38	740	1,011
Enterprise Products Operating LLC	6.125%	10/15/39	1,280	1,578
Enterprise Products Operating LLC	6.450%	9/1/40	710	900
Enterprise Products Operating LLC	5.950%	2/1/41	926	1,117
Enterprise Products Operating LLC	5.700%	2/15/42	804	943
Enterprise Products Operating LLC	4.850%	8/15/42	2,535	2,676
Enterprise Products Operating LLC	4.450%	2/15/43	1,575	1,583
Enterprise Products Operating LLC	4.850%	3/15/44	3,713	3,957
Enterprise Products Operating LLC	5.100%	2/15/45	1,106	1,226
Enterprise Products Operating LLC	4.900%	5/15/46	1,670	1,812
Enterprise Products Operating LLC	4.950%	10/15/54	650	686
EOG Resources Inc.	3.900%	4/1/35	760	746
Exxon Mobil Corp.	3.567%	3/6/45	1,410	1,381
Exxon Mobil Corp.	4.114%	3/1/46	4,615	4,924
Halliburton Co.	4.850%	11/15/35	2,165	2,338
Halliburton Co.	6.700%	9/15/38	1,316	1,672
Halliburton Co.	7.450%	9/15/39	1,296	1,798
Halliburton Co.	4.500%	11/15/41	1,080	1,068
Halliburton Co.	4.750%	8/1/43	1,580	1,648
Halliburton Co.	5.000%	11/15/45	3,729	4,033
Hess Corp.	7.875%	10/1/29	1,045	1,249
Hess Corp.	7.300%	8/15/31	820	937
Hess Corp.	7.125%	3/15/33	1,050	1,172
Hess Corp.	6.000%	1/15/40	1,392	1,422
Hess Corp.	5.600%	2/15/41	2,186	2,131
Hess Corp.	5.800%	4/1/47	800	803
Husky Energy Inc.	6.800%	9/15/37	690	862
Kerr-McGee Corp.	7.875%	9/15/31	565	724
Kinder Morgan Energy Partners LP	7.400%	3/15/31	238	292
Kinder Morgan Energy Partners LP	7.750%	3/15/32	1,492	1,888
Kinder Morgan Energy Partners LP	7.300%	8/15/33	675	827
Kinder Morgan Energy Partners LP	5.800%	3/15/35	975	1,046
Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,135	1,282
Kinder Morgan Energy Partners LP	6.950%	1/15/38	1,742	2,089
Kinder Morgan Energy Partners LP	6.500%	9/1/39	1,253	1,437
Kinder Morgan Energy Partners LP	6.550%	9/15/40	1,075	1,241
Kinder Morgan Energy Partners LP	7.500%	11/15/40	600	749
Kinder Morgan Energy Partners LP	6.375%	3/1/41	825	945
Kinder Morgan Energy Partners LP	5.625%	9/1/41	540	562
Kinder Morgan Energy Partners LP	5.000%	8/15/42	612	602
Kinder Morgan Energy Partners LP	4.700%	11/1/42	1,079	1,029
Kinder Morgan Energy Partners LP	5.000%	3/1/43	405	398
Kinder Morgan Energy Partners LP	5.500%	3/1/44	2,245	2,327
Kinder Morgan Energy Partners LP	5.400%	9/1/44	700	716
Kinder Morgan Inc.	7.800%	8/1/31	200	256
Kinder Morgan Inc.	7.750%	1/15/32	1,130	1,451
Kinder Morgan Inc.	5.300%	12/1/34	2,340	2,449
Kinder Morgan Inc.	5.550%	6/1/45	3,586	3,799
Kinder Morgan Inc.	5.050%	2/15/46	550	552
Magellan Midstream Partners LP	5.150%	10/15/43	915	1,017
Magellan Midstream Partners LP	4.250%	9/15/46	885	880
Marathon Oil Corp.	6.800%	3/15/32	961	1,077
Marathon Oil Corp.	6.600%	10/1/37	1,471	1,644
Marathon Oil Corp.	5.200%	6/1/45	950	923
Marathon Petroleum Corp.	6.500%	3/1/41	1,483	1,728
Marathon Petroleum Corp.	4.750%	9/15/44	1,569	1,533
Marathon Petroleum Corp.	5.850%	12/15/45	375	405
Marathon Petroleum Corp.	5.000%	9/15/54	1,000	939
MPLX LP	5.200%	3/1/47	1,850	1,907
National Oilwell Varco Inc.	3.950%	12/1/42	1,882	1,589
Noble Energy Inc.	6.000%	3/1/41	1,396	1,557
Noble Energy Inc.	5.250%	11/15/43	1,742	1,790
Noble Energy Inc.	5.050%	11/15/44	1,355	1,372
Noble Energy Inc.	4.950%	8/15/47	1,000	1,000

82

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Occidental Petroleum Corp.	4.625%	6/15/45	1,484	1,616
Occidental Petroleum Corp.	4.400%	4/15/46	2,205	2,335
Occidental Petroleum Corp.	4.100%	2/15/47	1,040	1,057
ONEOK Inc.	6.000%	6/15/35	800	889
ONEOK Inc.	4.950%	7/13/47	1,100	1,108
ONEOK Partners LP	6.650%	10/1/36	789	945
ONEOK Partners LP	6.850%	10/15/37	860	1,062
ONEOK Partners LP	6.125%	2/1/41	1,071	1,218
ONEOK Partners LP	6.200%	9/15/43	1,209	1,404
Petro-Canada	5.350%	7/15/33	545	615
Petro-Canada	5.950%	5/15/35	1,470	1,763
Petro-Canada	6.800%	5/15/38	1,390	1,841
Phillips 66	4.650%	11/15/34	1,575	1,672
Phillips 66	5.875%	5/1/42	2,666	3,242
Phillips 66	4.875%	11/15/44	2,519	2,739
Phillips 66 Partners LP	4.680%	2/15/45	775	757
Phillips 66 Partners LP	4.900%	10/1/46	800	802
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	685	766
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	745	704
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	990	849
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	1,655	1,504
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	475	442
Sabine Pass Liquefaction LLC	4.200%	3/15/28	2,900	2,911
Shell International Finance BV	4.125%	5/11/35	2,799	2,979
Shell International Finance BV	6.375%	12/15/38	4,103	5,585
Shell International Finance BV	5.500%	3/25/40	1,329	1,631
Shell International Finance BV	3.625%	8/21/42	1,279	1,220
Shell International Finance BV	4.550%	8/12/43	2,490	2,719
Shell International Finance BV	4.375%	5/11/45	5,355	5,729
Shell International Finance BV	4.000%	5/10/46	3,985	4,041
Shell International Finance BV	3.750%	9/12/46	2,400	2,335
Spectra Energy Partners LP	5.950%	9/25/43	755	902
Spectra Energy Partners LP	4.500%	3/15/45	1,425	1,442
Suncor Energy Inc.	7.150%	2/1/32	715	948
Suncor Energy Inc.	5.950%	12/1/34	825	994
Suncor Energy Inc.	6.500%	6/15/38	1,930	2,516
Suncor Energy Inc.	6.850%	6/1/39	1,385	1,855
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	725	779
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	1,050	995
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	1,000	982
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	1,030	1,020
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	740	902
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	621	801
Texas Eastern Transmission LP	7.000%	7/15/32	766	998
Tosco Corp.	8.125%	2/15/30	520	729
TransCanada PipeLines Ltd.	4.625%	3/1/34	1,900	2,101
TransCanada PipeLines Ltd.	5.600%	3/31/34	460	547
TransCanada PipeLines Ltd.	5.850%	3/15/36	1,025	1,264
TransCanada PipeLines Ltd.	6.200%	10/15/37	905	1,171
TransCanada PipeLines Ltd.	7.250%	8/15/38	1,554	2,210
TransCanada PipeLines Ltd.	7.625%	1/15/39	2,225	3,293
TransCanada PipeLines Ltd.	6.100%	6/1/40	1,745	2,289
TransCanada PipeLines Ltd.	5.000%	10/16/43	950	1,110
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	700	805
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	610	607
Valero Energy Corp.	7.500%	4/15/32	1,189	1,530
Valero Energy Corp.	6.625%	6/15/37	2,766	3,448
Valero Energy Corp.	4.900%	3/15/45	1,145	1,205
Western Gas Partners LP	5.450%	4/1/44	1,025	1,053
Williams Partners LP	6.300%	4/15/40	1,865	2,197
Williams Partners LP	5.800%	11/15/43	1,041	1,176
Williams Partners LP	5.400%	3/4/44	550	597
Williams Partners LP	4.900%	1/15/45	1,190	1,200
Williams Partners LP	5.100%	9/15/45	1,760	1,845

83

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Other Industrial (0.5%)
California Institute of Technology GO	4.321%	8/1/45	605	677
California Institute of Technology GO	4.700%	11/1/11	568	608
1 Johns Hopkins University Maryland GO	4.083%	7/1/53	535	569
1 Massachusetts Institute of Technology GO	3.959%	7/1/38	650	709
Massachusetts Institute of Technology GO	5.600%	7/1/11	1,070	1,414
Massachusetts Institute of Technology GO	4.678%	7/1/14	975	1,111
Massachusetts Institute of Technology GO	3.885%	7/1/16	850	817
1 Northwestern University Illinois GO	4.643%	12/1/44	975	1,163
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	436	461
President & Fellows of Harvard College Massachusetts
Revenue	3.300%	7/15/56	1,000	977
1 Rice University Texas GO	3.574%	5/15/45	920	942
Stanford University California GO	3.647%	5/1/48	1,195	1,273
1 University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	675	676
University of Pennsylvania GO	4.674%	9/1/12	450	500
1 University of Southern California GO	3.028%	10/1/39	1,677	1,602
1 University of Southern California GO	3.841%	10/1/47	200	212
Technology (6.8%)
Analog Devices Inc.	4.500%	12/5/36	300	314
Analog Devices Inc.	5.300%	12/15/45	400	478
Apple Inc.	4.500%	2/23/36	1,545	1,761
Apple Inc.	3.850%	5/4/43	4,901	4,992
Apple Inc.	4.450%	5/6/44	2,600	2,879
Apple Inc.	3.450%	2/9/45	3,328	3,176
Apple Inc.	4.375%	5/13/45	4,230	4,662
Apple Inc.	4.650%	2/23/46	6,398	7,271
Apple Inc.	3.850%	8/4/46	3,648	3,700
Apple Inc.	4.250%	2/9/47	1,980	2,146
Applied Materials Inc.	5.100%	10/1/35	833	982
Applied Materials Inc.	5.850%	6/15/41	915	1,157
Applied Materials Inc.	4.350%	4/1/47	1,925	2,067
Arrow Electronics Inc.	3.875%	1/12/28	975	975
Cisco Systems Inc.	5.900%	2/15/39	3,447	4,534
Cisco Systems Inc.	5.500%	1/15/40	3,475	4,386
Corning Inc.	4.700%	3/15/37	250	265
Corning Inc.	5.750%	8/15/40	918	1,093
Corning Inc.	4.750%	3/15/42	255	273
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	2,748	3,450
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	3,536	4,577
Fidelity National Information Services Inc.	4.500%	8/15/46	921	961
Hewlett Packard Enterprise Co.	6.200%	10/15/35	1,335	1,453
Hewlett Packard Enterprise Co.	6.350%	10/15/45	2,850	3,022
HP Enterprise Services LLC	7.450%	10/15/29	500	613
HP Inc.	6.000%	9/15/41	1,742	1,849
Intel Corp.	4.000%	12/15/32	798	870
Intel Corp.	4.800%	10/1/41	2,454	2,836
Intel Corp.	4.250%	12/15/42	2,345	2,517
Intel Corp.	4.900%	7/29/45	2,866	3,380
Intel Corp.	4.100%	5/19/46	2,057	2,172
Intel Corp.	4.100%	5/11/47	2,000	2,107
International Business Machines Corp.	6.500%	1/15/28	230	296
International Business Machines Corp.	5.875%	11/29/32	1,195	1,526
International Business Machines Corp.	5.600%	11/30/39	1,419	1,747
International Business Machines Corp.	4.000%	6/20/42	2,121	2,146
International Business Machines Corp.	4.700%	2/19/46	1,375	1,534
Juniper Networks Inc.	5.950%	3/15/41	680	765
Microsoft Corp.	3.500%	2/12/35	2,575	2,637
Microsoft Corp.	4.200%	11/3/35	1,640	1,815
Microsoft Corp.	3.450%	8/8/36	4,465	4,486
Microsoft Corp.	4.100%	2/6/37	5,244	5,742
Microsoft Corp.	5.200%	6/1/39	685	846

84

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	4.500%	10/1/40	1,846	2,084
Microsoft Corp.	5.300%	2/8/41	1,254	1,583
Microsoft Corp.	3.500%	11/15/42	1,635	1,609
Microsoft Corp.	3.750%	5/1/43	1,401	1,420
Microsoft Corp.	4.875%	12/15/43	900	1,055
Microsoft Corp.	3.750%	2/12/45	3,840	3,902
Microsoft Corp.	4.450%	11/3/45	4,900	5,533
Microsoft Corp.	3.700%	8/8/46	7,381	7,386
Microsoft Corp.	4.250%	2/6/47	5,250	5,789
Microsoft Corp.	4.000%	2/12/55	4,214	4,316
Microsoft Corp.	4.750%	11/3/55	1,885	2,187
Microsoft Corp.	3.950%	8/8/56	2,602	2,646
Microsoft Corp.	4.500%	2/6/57	3,750	4,204
Motorola Solutions Inc.	5.500%	9/1/44	700	706
Oracle Corp.	3.250%	5/15/30	425	432
Oracle Corp.	4.300%	7/8/34	3,813	4,165
Oracle Corp.	3.900%	5/15/35	3,006	3,133
Oracle Corp.	3.850%	7/15/36	2,540	2,635
Oracle Corp.	6.500%	4/15/38	2,039	2,822
Oracle Corp.	6.125%	7/8/39	2,130	2,846
Oracle Corp.	5.375%	7/15/40	3,478	4,275
Oracle Corp.	4.500%	7/8/44	1,320	1,457
Oracle Corp.	4.125%	5/15/45	3,994	4,168
Oracle Corp.	4.000%	7/15/46	4,290	4,397
Oracle Corp.	4.375%	5/15/55	2,025	2,199
QUALCOMM Inc.	4.650%	5/20/35	1,795	1,984
QUALCOMM Inc.	4.800%	5/20/45	2,779	3,052
QUALCOMM Inc.	4.300%	5/20/47	2,450	2,531
Seagate HDD Cayman	5.750%	12/1/34	825	767
Tyco Electronics Group SA	7.125%	10/1/37	870	1,257
Verisk Analytics Inc.	5.500%	6/15/45	700	806
Xerox Corp.	6.750%	12/15/39	622	673
Transportation (3.4%)
1 American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	595	617
1 American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	285	301
1 American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	642	661
1 American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	292	298
1 American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	1,120	1,131
1 American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	275	275
1 American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	950	941
1 American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	600	621
1 American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	1,700	1,719
Burlington Northern Santa Fe LLC	6.200%	8/15/36	925	1,228
Burlington Northern Santa Fe LLC	5.750%	5/1/40	1,332	1,690
Burlington Northern Santa Fe LLC	5.050%	3/1/41	966	1,130
Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,023	1,258
Burlington Northern Santa Fe LLC	4.950%	9/15/41	300	349
Burlington Northern Santa Fe LLC	4.400%	3/15/42	616	669
Burlington Northern Santa Fe LLC	4.375%	9/1/42	1,177	1,272
Burlington Northern Santa Fe LLC	4.450%	3/15/43	1,687	1,843
Burlington Northern Santa Fe LLC	5.150%	9/1/43	936	1,125
Burlington Northern Santa Fe LLC	4.900%	4/1/44	1,919	2,218
Burlington Northern Santa Fe LLC	4.550%	9/1/44	1,600	1,771
Burlington Northern Santa Fe LLC	4.150%	4/1/45	1,737	1,817
Burlington Northern Santa Fe LLC	4.700%	9/1/45	1,875	2,120
Burlington Northern Santa Fe LLC	3.900%	8/1/46	700	711
Burlington Northern Santa Fe LLC	4.125%	6/15/47	2,140	2,249
Canadian National Railway Co.	6.900%	7/15/28	721	977
Canadian National Railway Co.	6.250%	8/1/34	875	1,168
Canadian National Railway Co.	6.200%	6/1/36	630	846
Canadian National Railway Co.	6.375%	11/15/37	1,084	1,496
Canadian National Railway Co.	4.500%	11/7/43	200	227
Canadian National Railway Co.	3.200%	8/2/46	510	477

85

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Canadian Pacific Railway Co.	7.125%	10/15/31	1,029	1,440
Canadian Pacific Railway Co.	5.750%	3/15/33	170	202
Canadian Pacific Railway Co.	4.800%	9/15/35	405	466
Canadian Pacific Railway Co.	5.950%	5/15/37	560	705
Canadian Pacific Railway Co.	5.750%	1/15/42	315	395
Canadian Pacific Railway Co.	4.800%	8/1/45	650	759
Canadian Pacific Railway Co.	6.125%	9/15/15	1,430	1,848
CSX Corp.	6.000%	10/1/36	823	1,039
CSX Corp.	6.150%	5/1/37	988	1,282
CSX Corp.	6.220%	4/30/40	985	1,285
CSX Corp.	5.500%	4/15/41	1,096	1,329
CSX Corp.	4.750%	5/30/42	1,015	1,119
CSX Corp.	4.400%	3/1/43	500	525
CSX Corp.	4.100%	3/15/44	2,112	2,127
CSX Corp.	3.800%	11/1/46	1,306	1,255
CSX Corp.	3.950%	5/1/50	850	809
CSX Corp.	4.500%	8/1/54	626	645
CSX Corp.	4.250%	11/1/66	1,230	1,191
FedEx Corp.	4.900%	1/15/34	1,280	1,443
FedEx Corp.	3.900%	2/1/35	559	561
FedEx Corp.	3.875%	8/1/42	456	441
FedEx Corp.	4.100%	4/15/43	811	800
FedEx Corp.	5.100%	1/15/44	2,011	2,275
FedEx Corp.	4.100%	2/1/45	672	663
FedEx Corp.	4.750%	11/15/45	1,840	1,988
FedEx Corp.	4.550%	4/1/46	1,435	1,524
FedEx Corp.	4.400%	1/15/47	2,015	2,080
FedEx Corp.	4.500%	2/1/65	384	378
Kansas City Southern	4.300%	5/15/43	820	846
Kansas City Southern	4.950%	8/15/45	940	1,065
1 Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	981	992
Norfolk Southern Corp.	7.250%	2/15/31	545	760
Norfolk Southern Corp.	7.050%	5/1/37	255	350
Norfolk Southern Corp.	4.837%	10/1/41	957	1,090
Norfolk Southern Corp.	3.950%	10/1/42	580	587
Norfolk Southern Corp.	4.800%	8/15/43	811	924
Norfolk Southern Corp.	4.450%	6/15/45	1,129	1,239
Norfolk Southern Corp.	4.650%	1/15/46	995	1,127
2 Norfolk Southern Corp.	4.050%	8/15/52	1,870	1,864
Norfolk Southern Corp.	6.000%	3/15/05	473	578
1 Spirit Airlines Class A Pass Through Certificates Series
2015-1	4.100%	10/1/29	590	622
Union Pacific Corp.	3.375%	2/1/35	471	467
Union Pacific Corp.	4.300%	6/15/42	543	590
Union Pacific Corp.	4.250%	4/15/43	637	682
Union Pacific Corp.	4.821%	2/1/44	100	116
Union Pacific Corp.	4.150%	1/15/45	325	342
Union Pacific Corp.	4.050%	11/15/45	725	762
Union Pacific Corp.	4.050%	3/1/46	860	904
Union Pacific Corp.	3.350%	8/15/46	369	345
Union Pacific Corp.	4.000%	4/15/47	1,650	1,721
Union Pacific Corp.	3.799%	10/1/51	3,453	3,416
Union Pacific Corp.	3.875%	2/1/55	890	883
Union Pacific Corp.	4.375%	11/15/65	810	881
1 United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	428	439
1 United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	450	459
1 United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	1,250	1,255
1 United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	475	479
1 United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	850	828
United Parcel Service Inc.	6.200%	1/15/38	2,422	3,322
United Parcel Service Inc.	4.875%	11/15/40	740	881
United Parcel Service Inc.	3.625%	10/1/42	640	641
United Parcel Service Inc.	3.400%	11/15/46	425	411

86

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Parcel Service of America Inc.	8.375%	4/1/30	325	469
				1,937,715
Utilities (11.5%)
Electric (10.5%)
AEP Transmission Co. LLC	4.000%	12/1/46	800	838
Alabama Power Co.	6.125%	5/15/38	790	1,021
Alabama Power Co.	6.000%	3/1/39	575	744
Alabama Power Co.	3.850%	12/1/42	552	563
Alabama Power Co.	4.150%	8/15/44	700	749
Alabama Power Co.	3.750%	3/1/45	600	616
Alabama Power Co.	4.300%	1/2/46	1,412	1,548
Ameren Illinois Co.	4.150%	3/15/46	555	602
Appalachian Power Co.	7.000%	4/1/38	540	761
Appalachian Power Co.	4.400%	5/15/44	460	502
Appalachian Power Co.	4.450%	6/1/45	625	697
Arizona Public Service Co.	5.050%	9/1/41	530	622
Arizona Public Service Co.	4.500%	4/1/42	728	806
Arizona Public Service Co.	4.350%	11/15/45	875	959
Arizona Public Service Co.	3.750%	5/15/46	730	723
Baltimore Gas & Electric Co.	6.350%	10/1/36	448	596
Baltimore Gas & Electric Co.	3.500%	8/15/46	900	869
Baltimore Gas & Electric Co.	3.750%	8/15/47	525	529
Berkshire Hathaway Energy Co.	8.480%	9/15/28	378	558
Berkshire Hathaway Energy Co.	6.125%	4/1/36	2,656	3,462
Berkshire Hathaway Energy Co.	5.950%	5/15/37	1,446	1,857
Berkshire Hathaway Energy Co.	6.500%	9/15/37	937	1,277
Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,020	1,215
Berkshire Hathaway Energy Co.	4.500%	2/1/45	2,510	2,754
Black Hills Corp.	4.200%	9/15/46	530	534
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	450	622
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	730	720
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	796	911
Cleco Corporate Holdings LLC	4.973%	5/1/46	425	465
Cleveland Electric Illuminating Co.	5.950%	12/15/36	280	342
CMS Energy Corp.	4.875%	3/1/44	384	435
Commonwealth Edison Co.	5.900%	3/15/36	917	1,185
Commonwealth Edison Co.	6.450%	1/15/38	632	867
Commonwealth Edison Co.	3.800%	10/1/42	370	379
Commonwealth Edison Co.	4.600%	8/15/43	1,000	1,143
Commonwealth Edison Co.	4.700%	1/15/44	557	649
Commonwealth Edison Co.	3.700%	3/1/45	1,145	1,146
Commonwealth Edison Co.	4.350%	11/15/45	909	1,006
Commonwealth Edison Co.	3.650%	6/15/46	675	677
Commonwealth Edison Co.	3.750%	8/15/47	1,525	1,549
Connecticut Light & Power Co.	4.300%	4/15/44	800	884
Connecticut Light & Power Co.	4.150%	6/1/45	450	489
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	745	892
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	700	895
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	376	499
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	1,390	1,866
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	575	816
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	425	534
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	1,060	1,366
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	636	682
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	1,657	1,726
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	2,050	2,292
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	810	916
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	1,580	1,620
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	500	520
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	710	807
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	760	817
Consumers Energy Co.	3.950%	5/15/43	420	442
Consumers Energy Co.	3.250%	8/15/46	993	930
Consumers Energy Co.	3.950%	7/15/47	565	599

87

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Delmarva Power & Light Co.	4.150%	5/15/45	500	539
Dominion Energy Inc.	6.300%	3/15/33	270	343
Dominion Energy Inc.	5.950%	6/15/35	2,155	2,684
Dominion Energy Inc.	4.900%	8/1/41	780	875
Dominion Energy Inc.	4.050%	9/15/42	805	807
Dominion Energy Inc.	4.700%	12/1/44	946	1,051
Dominion Resources Inc.	5.250%	8/1/33	512	595
Dominion Resources Inc.	7.000%	6/15/38	575	780
DTE Electric Co.	4.000%	4/1/43	625	663
DTE Electric Co.	4.300%	7/1/44	808	894
DTE Electric Co.	3.700%	3/15/45	965	984
DTE Electric Co.	3.700%	6/1/46	425	431
DTE Electric Co.	3.750%	8/15/47	750	774
DTE Energy Co.	6.375%	4/15/33	570	727
Duke Energy Carolinas LLC	6.000%	12/1/28	435	548
Duke Energy Carolinas LLC	6.450%	10/15/32	508	689
Duke Energy Carolinas LLC	6.100%	6/1/37	1,270	1,668
Duke Energy Carolinas LLC	6.000%	1/15/38	710	939
Duke Energy Carolinas LLC	6.050%	4/15/38	816	1,086
Duke Energy Carolinas LLC	5.300%	2/15/40	1,080	1,335
Duke Energy Carolinas LLC	4.250%	12/15/41	653	712
Duke Energy Carolinas LLC	4.000%	9/30/42	785	825
Duke Energy Carolinas LLC	3.750%	6/1/45	830	848
Duke Energy Carolinas LLC	3.875%	3/15/46	1,655	1,722
Duke Energy Corp.	4.800%	12/15/45	1,025	1,153
Duke Energy Corp.	3.750%	9/1/46	3,360	3,253
Duke Energy Corp.	3.950%	8/15/47	875	879
Duke Energy Florida LLC	6.350%	9/15/37	1,025	1,402
Duke Energy Florida LLC	6.400%	6/15/38	1,251	1,741
Duke Energy Florida LLC	5.650%	4/1/40	275	355
Duke Energy Florida LLC	3.850%	11/15/42	415	427
Duke Energy Florida LLC	3.400%	10/1/46	1,198	1,148
1 Duke Energy Florida Project Finance LLC	2.538%	9/1/29	1,200	1,183
1 Duke Energy Florida Project Finance LLC	2.858%	3/1/33	300	289
1 Duke Energy Florida Project Finance LLC	3.112%	9/1/36	225	218
Duke Energy Indiana LLC	6.120%	10/15/35	633	803
Duke Energy Indiana LLC	6.350%	8/15/38	441	612
Duke Energy Indiana LLC	6.450%	4/1/39	618	854
Duke Energy Indiana LLC	4.900%	7/15/43	365	429
Duke Energy Indiana LLC	3.750%	5/15/46	560	565
Duke Energy Ohio Inc.	3.700%	6/15/46	630	632
Duke Energy Progress LLC	6.300%	4/1/38	908	1,233
Duke Energy Progress LLC	4.100%	5/15/42	843	908
Duke Energy Progress LLC	4.100%	3/15/43	1,110	1,178
Duke Energy Progress LLC	4.375%	3/30/44	620	688
Duke Energy Progress LLC	4.150%	12/1/44	1,005	1,080
Duke Energy Progress LLC	4.200%	8/15/45	650	709
Duke Energy Progress LLC	3.700%	10/15/46	2,140	2,153
El Paso Electric Co.	6.000%	5/15/35	534	639
El Paso Electric Co.	5.000%	12/1/44	475	513
Emera US Finance LP	4.750%	6/15/46	2,576	2,741
Entergy Louisiana LLC	3.120%	9/1/27	1,250	1,277
Entergy Louisiana LLC	3.250%	4/1/28	500	510
Entergy Louisiana LLC	3.050%	6/1/31	575	567
Entergy Louisiana LLC	4.950%	1/15/45	750	778
Entergy Mississippi Inc.	2.850%	6/1/28	1,200	1,187
Entergy Texas Inc.	5.150%	6/1/45	390	412
Exelon Corp.	4.950%	6/15/35	525	587
Exelon Corp.	5.625%	6/15/35	950	1,151
Exelon Corp.	5.100%	6/15/45	1,235	1,432
Exelon Corp.	4.450%	4/15/46	2,158	2,286
Exelon Generation Co. LLC	6.250%	10/1/39	1,122	1,259
Exelon Generation Co. LLC	5.750%	10/1/41	285	301
Exelon Generation Co. LLC	5.600%	6/15/42	2,437	2,542

88

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
FirstEnergy Corp.	7.375%	11/15/31	2,637	3,551
FirstEnergy Corp.	4.850%	7/15/47	1,635	1,713
Florida Power & Light Co.	5.625%	4/1/34	525	662
Florida Power & Light Co.	4.950%	6/1/35	135	159
Florida Power & Light Co.	5.650%	2/1/37	502	644
Florida Power & Light Co.	5.950%	2/1/38	779	1,041
Florida Power & Light Co.	5.960%	4/1/39	855	1,144
Florida Power & Light Co.	5.690%	3/1/40	907	1,188
Florida Power & Light Co.	5.250%	2/1/41	655	816
Florida Power & Light Co.	4.125%	2/1/42	1,627	1,772
Florida Power & Light Co.	4.050%	6/1/42	1,055	1,137
Florida Power & Light Co.	3.800%	12/15/42	1,110	1,153
Florida Power & Light Co.	4.050%	10/1/44	188	205
Georgia Power Co.	5.650%	3/1/37	635	754
Georgia Power Co.	5.950%	2/1/39	935	1,173
Georgia Power Co.	5.400%	6/1/40	356	427
Georgia Power Co.	4.750%	9/1/40	731	808
Georgia Power Co.	4.300%	3/15/42	2,948	3,112
Georgia Power Co.	4.300%	3/15/43	330	345
Iberdrola International BV	6.750%	7/15/36	466	613
Indiana Michigan Power Co.	6.050%	3/15/37	915	1,170
Indiana Michigan Power Co.	4.550%	3/15/46	300	339
Indiana Michigan Power Co.	3.750%	7/1/47	1,000	1,001
Interstate Power & Light Co.	6.250%	7/15/39	540	715
Interstate Power & Light Co.	3.700%	9/15/46	570	562
ITC Holdings Corp.	5.300%	7/1/43	660	785
1 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	875	966
Kansas City Power & Light Co.	6.050%	11/15/35	250	317
Kansas City Power & Light Co.	5.300%	10/1/41	565	668
Kansas City Power & Light Co.	4.200%	6/15/47	325	342
Kentucky Utilities Co.	5.125%	11/1/40	1,160	1,414
Kentucky Utilities Co.	4.375%	10/1/45	100	111
MidAmerican Energy Co.	6.750%	12/30/31	805	1,110
MidAmerican Energy Co.	5.750%	11/1/35	610	774
MidAmerican Energy Co.	5.800%	10/15/36	560	715
MidAmerican Energy Co.	4.800%	9/15/43	1,060	1,241
MidAmerican Energy Co.	4.400%	10/15/44	450	501
MidAmerican Energy Co.	4.250%	5/1/46	725	797
MidAmerican Energy Co.	3.950%	8/1/47	250	264
MidAmerican Funding LLC	6.927%	3/1/29	250	336
Mississippi Power Co.	4.250%	3/15/42	780	764
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	1,060	1,583
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	614	666
Nevada Power Co.	6.650%	4/1/36	900	1,231
Nevada Power Co.	6.750%	7/1/37	595	815
Nevada Power Co.	5.450%	5/15/41	291	353
Northern States Power Co.	6.250%	6/1/36	260	348
Northern States Power Co.	6.200%	7/1/37	811	1,098
Northern States Power Co.	5.350%	11/1/39	325	405
Northern States Power Co.	3.400%	8/15/42	1,580	1,520
Northern States Power Co.	4.125%	5/15/44	900	967
Northern States Power Co.	4.000%	8/15/45	450	475
Northern States Power Co.	3.600%	5/15/46	595	601
NorthWestern Corp.	4.176%	11/15/44	616	663
NSTAR Electric Co.	5.500%	3/15/40	510	645
NSTAR Electric Co.	4.400%	3/1/44	265	295
Oglethorpe Power Corp.	5.950%	11/1/39	415	512
Oglethorpe Power Corp.	5.375%	11/1/40	901	1,053
Oglethorpe Power Corp.	5.250%	9/1/50	535	609
Ohio Edison Co.	6.875%	7/15/36	870	1,175
Oklahoma Gas & Electric Co.	4.150%	4/1/47	425	453
Oklahoma Gas & Electric Co.	3.850%	8/15/47	525	538
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,209	1,685
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	605	854

89

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	525	789
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	830	1,010
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	490	546
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,040	1,283
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	455	463
Pacific Gas & Electric Co.	6.050%	3/1/34	6,209	8,075
Pacific Gas & Electric Co.	5.800%	3/1/37	1,625	2,104
Pacific Gas & Electric Co.	6.350%	2/15/38	144	196
Pacific Gas & Electric Co.	6.250%	3/1/39	690	932
Pacific Gas & Electric Co.	5.400%	1/15/40	1,410	1,744
Pacific Gas & Electric Co.	4.450%	4/15/42	450	503
Pacific Gas & Electric Co.	3.750%	8/15/42	130	131
Pacific Gas & Electric Co.	4.600%	6/15/43	949	1,077
Pacific Gas & Electric Co.	5.125%	11/15/43	678	826
Pacific Gas & Electric Co.	4.750%	2/15/44	1,365	1,589
Pacific Gas & Electric Co.	4.300%	3/15/45	770	840
Pacific Gas & Electric Co.	4.250%	3/15/46	820	895
Pacific Gas & Electric Co.	4.000%	12/1/46	2,000	2,105
PacifiCorp	7.700%	11/15/31	550	812
PacifiCorp	5.250%	6/15/35	585	705
PacifiCorp	6.100%	8/1/36	365	482
PacifiCorp	5.750%	4/1/37	1,054	1,350
PacifiCorp	6.250%	10/15/37	1,019	1,377
PacifiCorp	6.350%	7/15/38	680	937
PacifiCorp	6.000%	1/15/39	1,005	1,334
PacifiCorp	4.100%	2/1/42	1,070	1,139
PECO Energy Co.	5.950%	10/1/36	170	222
PECO Energy Co.	4.150%	10/1/44	240	261
Potomac Electric Power Co.	6.500%	11/15/37	530	733
Potomac Electric Power Co.	4.150%	3/15/43	2,377	2,555
PPL Capital Funding Inc.	4.700%	6/1/43	535	586
PPL Capital Funding Inc.	5.000%	3/15/44	725	833
PPL Electric Utilities Corp.	6.250%	5/15/39	1,050	1,425
PPL Electric Utilities Corp.	4.750%	7/15/43	250	295
PPL Electric Utilities Corp.	4.125%	6/15/44	480	513
PPL Electric Utilities Corp.	3.950%	6/1/47	1,000	1,055
Progress Energy Inc.	7.750%	3/1/31	1,130	1,623
Progress Energy Inc.	7.000%	10/30/31	642	884
Progress Energy Inc.	6.000%	12/1/39	840	1,076
PSEG Power LLC	8.625%	4/15/31	965	1,285
Public Service Co. of Colorado	6.500%	8/1/38	230	321
Public Service Co. of Colorado	3.600%	9/15/42	1,045	1,041
Public Service Co. of Colorado	4.300%	3/15/44	1,050	1,161
Public Service Co. of Colorado	3.800%	6/15/47	575	595
Public Service Electric & Gas Co.	5.800%	5/1/37	440	569
Public Service Electric & Gas Co.	5.500%	3/1/40	105	133
Public Service Electric & Gas Co.	3.950%	5/1/42	755	799
Public Service Electric & Gas Co.	3.650%	9/1/42	905	909
Public Service Electric & Gas Co.	3.800%	1/1/43	950	970
Public Service Electric & Gas Co.	3.800%	3/1/46	925	957
Puget Sound Energy Inc.	6.274%	3/15/37	426	567
Puget Sound Energy Inc.	5.757%	10/1/39	585	730
Puget Sound Energy Inc.	5.795%	3/15/40	477	615
Puget Sound Energy Inc.	5.638%	4/15/41	400	508
Puget Sound Energy Inc.	4.300%	5/20/45	1,208	1,334
San Diego Gas & Electric Co.	6.000%	6/1/39	504	678
San Diego Gas & Electric Co.	4.500%	8/15/40	416	471
San Diego Gas & Electric Co.	3.750%	6/1/47	800	818
Sierra Pacific Power Co.	6.750%	7/1/37	655	899
South Carolina Electric & Gas Co.	6.625%	2/1/32	1,040	1,365
South Carolina Electric & Gas Co.	5.300%	5/15/33	505	595
South Carolina Electric & Gas Co.	6.050%	1/15/38	490	632
South Carolina Electric & Gas Co.	5.450%	2/1/41	435	535
South Carolina Electric & Gas Co.	4.350%	2/1/42	821	882

90

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
South Carolina Electric & Gas Co.	4.600%	6/15/43	930	1,036
South Carolina Electric & Gas Co.	4.100%	6/15/46	735	765
South Carolina Electric & Gas Co.	4.500%	6/1/64	698	760
South Carolina Electric & Gas Co.	5.100%	6/1/65	790	950
Southern California Edison Co.	6.650%	4/1/29	450	585
Southern California Edison Co.	6.000%	1/15/34	585	755
Southern California Edison Co.	5.750%	4/1/35	251	320
Southern California Edison Co.	5.350%	7/15/35	605	741
Southern California Edison Co.	5.550%	1/15/36	220	272
Southern California Edison Co.	5.625%	2/1/36	1,540	1,937
Southern California Edison Co.	5.550%	1/15/37	450	565
Southern California Edison Co.	5.950%	2/1/38	997	1,314
Southern California Edison Co.	6.050%	3/15/39	600	806
Southern California Edison Co.	5.500%	3/15/40	570	725
Southern California Edison Co.	4.500%	9/1/40	520	587
Southern California Edison Co.	4.050%	3/15/42	1,595	1,705
Southern California Edison Co.	3.900%	3/15/43	775	817
Southern California Edison Co.	4.650%	10/1/43	1,316	1,535
Southern California Edison Co.	3.600%	2/1/45	596	594
Southern California Edison Co.	4.000%	4/1/47	1,225	1,317
Southern Co.	4.250%	7/1/36	856	887
Southern Co.	4.400%	7/1/46	3,025	3,142
Southern Power Co.	5.150%	9/15/41	1,035	1,134
Southern Power Co.	5.250%	7/15/43	420	463
Southern Power Co.	4.950%	12/15/46	650	701
Southwestern Electric Power Co.	6.200%	3/15/40	575	753
Southwestern Electric Power Co.	3.900%	4/1/45	1,025	1,036
Southwestern Public Service Co.	4.500%	8/15/41	370	415
Southwestern Public Service Co.	3.400%	8/15/46	1,000	955
Southwestern Public Service Co.	3.700%	8/15/47	775	784
Tampa Electric Co.	6.550%	5/15/36	50	66
Tampa Electric Co.	6.150%	5/15/37	265	339
Tampa Electric Co.	4.100%	6/15/42	515	537
Tampa Electric Co.	4.350%	5/15/44	840	903
Toledo Edison Co.	6.150%	5/15/37	710	895
TransAlta Corp.	6.500%	3/15/40	680	679
Union Electric Co.	5.300%	8/1/37	635	773
Union Electric Co.	8.450%	3/15/39	560	910
Union Electric Co.	3.900%	9/15/42	752	788
Union Electric Co.	3.650%	4/15/45	790	793
Virginia Electric & Power Co.	6.000%	1/15/36	1,010	1,304
Virginia Electric & Power Co.	6.000%	5/15/37	913	1,207
Virginia Electric & Power Co.	6.350%	11/30/37	827	1,124
Virginia Electric & Power Co.	8.875%	11/15/38	454	776
Virginia Electric & Power Co.	4.000%	1/15/43	1,010	1,059
Virginia Electric & Power Co.	4.650%	8/15/43	995	1,138
Virginia Electric & Power Co.	4.450%	2/15/44	1,270	1,415
Virginia Electric & Power Co.	4.200%	5/15/45	590	640
Virginia Electric & Power Co.	4.000%	11/15/46	1,114	1,174
Westar Energy Inc.	4.125%	3/1/42	950	1,011
Westar Energy Inc.	4.100%	4/1/43	748	808
Westar Energy Inc.	4.250%	12/1/45	317	347
Wisconsin Electric Power Co.	5.625%	5/15/33	335	410
Wisconsin Electric Power Co.	5.700%	12/1/36	250	316
Wisconsin Electric Power Co.	4.250%	6/1/44	270	290
Wisconsin Electric Power Co.	4.300%	12/15/45	420	456
Wisconsin Power & Light Co.	6.375%	8/15/37	484	656
Wisconsin Public Service Corp.	3.671%	12/1/42	370	368
Wisconsin Public Service Corp.	4.752%	11/1/44	570	668
Xcel Energy Inc.	6.500%	7/1/36	530	712
Natural Gas (0.7%)
Atmos Energy Corp.	5.500%	6/15/41	750	938
Atmos Energy Corp.	4.150%	1/15/43	872	931

91

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Atmos Energy Corp.	4.125%	10/15/44	1,740	1,874
CenterPoint Energy Resources Corp.	5.850%	1/15/41	639	800
CenterPoint Energy Resources Corp.	4.100%	9/1/47	525	537
KeySpan Corp.	5.803%	4/1/35	155	191
NiSource Finance Corp.	5.950%	6/15/41	800	1,011
Nisource Finance Corp.	5.250%	2/15/43	910	1,070
NiSource Finance Corp.	4.800%	2/15/44	1,198	1,342
NiSource Finance Corp.	5.650%	2/1/45	125	155
NiSource Finance Corp.	4.375%	5/15/47	2,210	2,359
ONE Gas Inc.	4.658%	2/1/44	738	829
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	325	363
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	500	482
Sempra Energy	6.000%	10/15/39	1,276	1,625
Southern California Gas Co.	5.125%	11/15/40	760	926
Southern California Gas Co.	3.750%	9/15/42	325	338
Southern Co. Gas Capital Corp.	6.000%	10/1/34	215	259
Southern Co. Gas Capital Corp.	5.875%	3/15/41	1,234	1,517
Southern Co. Gas Capital Corp.	4.400%	6/1/43	785	820
Southern Co. Gas Capital Corp.	3.950%	10/1/46	650	637
Southern Co. Gas Capital Corp.	4.400%	5/30/47	850	891
Southwest Gas Corp.	4.875%	10/1/43	300	333
Southwest Gas Corp.	3.800%	9/29/46	500	489
Other Utility (0.3%)
American Water Capital Corp.	6.593%	10/15/37	1,730	2,412
American Water Capital Corp.	4.300%	12/1/42	475	516
American Water Capital Corp.	4.300%	9/1/45	725	788
American Water Capital Corp.	4.000%	12/1/46	325	339
American Water Capital Corp.	3.750%	9/1/47	1,300	1,324
United Utilities plc	6.875%	8/15/28	745	919
Veolia Environnement SA	6.750%	6/1/38	692	911
				321,054

Total Corporate Bonds (Cost $2,633,182)				2,737,566

Taxable Municipal Bonds (0.2%)
George Washington University District of Columbia GO	4.300%	9/15/44	900	992
George Washington University District of Columbia GO	4.868%	9/15/45	40	48
Missouri Health & Educational Facilities Authority
Revenue (Washington University)	3.652%	8/15/57	600	612
New York University Hospitals Center Revenue	5.750%	7/1/43	745	956
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	443	557
President & Fellows of Harvard College Massachusetts
GO	3.150%	7/15/46	540	518
Princeton University New Jersey GO	5.700%	3/1/39	665	916
University of Southern California GO	5.250%	10/1/11	770	962

Total Taxable Municipal Bonds (Cost $5,279)				5,561

			Shares

Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
3 Vanguard Market Liquidity Fund (Cost
$18,613)	1.224%		186,100	18,614

Total Investments (99.1%) (Cost $2,657,132)				2,761,799
Other Assets and Liabilities—Net (0.9%)[4]				24,697
Net Assets (100%)				2,786,496

92

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2017

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2017, the aggregate value of these securities was $49,747,000, representing 1.8% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Cash of $417,000 has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.

93

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA16420 102017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042

T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042

T:(267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 3000 Index Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042

T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

Commission and is not intended to be and should not be used by anyone other than the specified parties.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042

T:(267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 18, 2017

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 18, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.